UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05075

Thrivent Mutual Funds

(Exact name of registrant as specified in charter)

625 Fourth Avenue South Minneapolis, Minnesota	55415
(Address of principal executive offices)	(Zip code)

John L. Sullivan, Assistant Secretary

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 844-5704

Date of fiscal year end: October 31

Date of reporting period: April 29, 2011

Item 1. Report to Stockholders

Dear shareholder:

During the six-month period ended April 29, 2011, investors in most areas of the market were rewarded as the U.S. economy continued to strengthen and the stock market surged ahead. In this letter, I will provide a review of the period, as well as some thoughts on what we believe will be the key topics for the remainder of 2011 and beyond.

A brief review of the economy

The U.S. economy continued on its path of positive, albeit slowing, growth during the six-month reporting period. Gross domestic product (GDP) slid in the first quarter of 2011 to an annual rate of 1.8%, according to preliminary figures released by the federal government.1 This lower growth rate, which represented a significant slowdown from the 3.1% GDP reading in the fourth quarter, was mainly the result of reduced government spending and a reduction in net exports.

The U.S. employment picture continued its slow improvement during the period. The economy added 244,000 jobs in April according to the monthly U.S. nonfarm payrolls report.2

While we saw an uptick, inflation continued to stay in check for the most part. The most recent Consumer Price Index (CPI) report for the 12 months ended April 29, 2011, showed a 3.2% year-over-year increase, which is its biggest jump since October 2008.3 Most of that increase, however, was due to surging gas and food prices. While these rising prices are weighing negatively on consumer sentiment, the Federal Reserve is more concerned with core CPI when setting its monetary policy. Core CPI is considered by many to be a better long-term measure of inflation because it does not include volatile food and energy prices. For the year ended April 29, core CPI rose only 1.3% from a year ago, which remains well-contained.

The Federal Reserve’s Open Market Committee (FOMC) met four times during the period and seemed to shift to a slightly more optimistic view at the final meeting, indicating the economy is on “firmer footing” and labor markets are “gradually improving.” However, the committee reiterated conditions would still likely warrant exceptionally low interest rates for an extended period. With unemployment still relatively high and core inflation remaining subdued, we believe the Fed will likely keep the federal funds target interest rate at the zero to 0.25% level for at least the remainder of 2011. The FOMC also reiterated its intent to end the second phase of its quantitative easing, also known as QE2, in June.

A brief review of the markets

Equities continued to advance strongly during the six-month period as market returns were once again well into double-digit territory. The market’s ongoing advance was supported by corporate earnings that continued to surprise on the upside, easy monetary policy, and investors’ ongoing appetite for riskier assets. Stocks posted strong gains in the last few months of 2010 and first few months of 2011, before falling back briefly in March. Over a short period of time, several global events rattled confidence, including the catastrophe in Japan, unrest in the Middle East, higher oil prices and the ongoing sovereign debt crisis in Europe. In the end, however, investors were able to shrug off the turmoil leading the markets to new near-term highs.

Continuing a trend from the past two years, higher-risk asset classes outperformed during the reporting period. Smaller-sized companies turned in stellar results, recording a 23.73% total return as measured by the Russell 2000® Index. Large-cap stocks also made sizeable gains, posting a 16.36% total return as measured by the S&P 500 Index. No clear-cut winner emerged between growth and value stocks during the period as evidenced by the Russell 1000® Growth Index’s return of 16.96% and the Russell 1000® Value Index’s return of 17.29%.

For the most part, overseas equities fell short of their U.S. counterparts, due in large part to the issues mentioned earlier. The most common benchmark for large, high-quality international company stocks—the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index—posted a 12.95% total return. Emerging markets as a whole underperformed more developed markets for much of the period as increasing inflationary concerns led to monetary policy tightening in many countries. While emerging market performance began to make a strong comeback in March, it still fell short of developed nations with a 9.84% return for the period as measured by the MSCI Emerging Markets Index.

In the fixed-income markets, rising interest rates caused Treasuries to sell off with longer-maturity bonds being hardest hit. Thirty-year Treasuries ended up in negative territory for the six-month time frame with a return of -4.88%. High-yield corporate bonds, investment-grade corporate bonds and mortgage-backed securities outpaced Treasuries and produced solid results. For example, the Barclays Capital U.S. Corporate High Yield Bond Index returned 6.15% as the high-yield sector continued to benefit from the liquidity being pumped into the economy, strong corporate earnings and ongoing investor demand for higher yields. Rising energy and food costs ignited inflation fears in the market, causing Treasury Inflation Protected Securities (TIPS) to outperform nominal Treasuries. The Barclays Capital TIPS Index returned 1.28% during the period.

Outlook

Our outlook for the year ahead is somewhat mixed as the pace of economic growth around the globe slows. On the positive side, we believe U.S. corporate profitability will continue to be stronger than expected. The financial health of companies continues to strengthen as they improve earnings and decrease debt burdens. Corporate earnings have been a major driver of strong stock market results over the past two years. We are also encouraged by the ongoing rapid growth in manufacturing, which should continue to fuel the U.S. economy. The Institute for Supply Management recently reported that the manufacturing sector expanded in April for the 21st consecutive month.4 Additionally, we believe that inflation will not pose a significant problem domestically, at least in the near term.

On the other hand, a number of uncertainties have the potential to create headwinds for the economy and markets for the remainder of the year. While job growth has improved recently, we believe we still have a long way to go, with many workers either underemployed or unemployed. While we are forecasting economic growth in the 2.5% to 3.5% range in 2011, growth may not be strong enough to see significant improvements in the labor markets. Additionally, considerable strong fiscal headwinds could lie ahead if different levels of government begin to take action in the form of budget cuts or higher taxes. The U.S. cannot likely sustain the level of debt per unit of GDP that we currently have.

In Conclusion

Because higher-risk assets have surged substantially for the past nine months, it has become considerably more difficult to recognize obvious investment opportunities. While the economy remains relatively strong, valuations in many key asset classes are not as attractive as they were a year or two ago.

As always, it is important to remember that stock market investments should be viewed with a longer time horizon. Most investors need a meaningful allocation to stocks in order to generate the kind of growth required to not outlive their savings. But you must be comfortable with the amount of risk in your portfolio to avoid selling during a downturn. We believe that it is critically important to not make short-term decisions with long-term money.

As I have said in the past, the prevailing low level of interest rates is helping to spur economic growth because it is cheaper to borrow money, fund business plans and service debt. On the flip side, however, more conservative investors and savers are getting little in exchange for placing money in bank accounts, money market funds and fixed-rate products. This prevailing low-yield environment will likely continue for at least another year or so.

If you are concerned about the yields on your short-term investments, about events in the markets or about the value of your nest egg, you should give your Thrivent Financial representative a call. Together, you can devise a customized strategy that addresses your financial goals while matching your tolerance for risk. At Thrivent Financial, we have a wide array of products and tools available to help our investors.

As always, we greatly value the trust you place with us.

Sincerely,

Russell W. Swansen

President and Chief Investment Officer

Thrivent Mutual Funds

1 U.S. Bureau of Economic Analysis, “Gross Domestic Product, 1st quarter 2011” (advance estimate April 28, 2011)

2 U.S. Bureau of Labor Statistics, “The Employment Situation—April 2011” (May 6, 2011)

3 U.S. Bureau of Labor Statistics, “Consumer Price Index—April 2011” (May 13, 2011)

4 Institute for Supply Management, “April 2011 Manufacturing ISM Report On Business®” (May 2, 2011)

Thrivent Aggressive Allocation Fund Russell W. Swansen (left), David C. Francis, CFA (right) and Mark L. Simenstad, CFA (far right), Portfolio Co-Managers The Fund seeks long-term capital growth.

The Fund’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. Another risk of investing in the Fund is that its performance is dependent upon the performance of the underlying asset classes in which it invests. As a result, the Fund is subject to the same risks as those faced by the underlying asset classes. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the six-month period ending April 29, 2011?

Thrivent Aggressive Allocation Fund earned a return of 16.49%, compared with the median return of its peer group, the Lipper Multi-Cap Core category, of 17.20%. The Fund’s market benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, earned returns of 16.36% and 0.02%, respectively.

What factors affected the Fund’s performance?

Performance was in-line with its equity index benchmark, even though we had an average of 8% of the Fund in fixed-income securities. Fixed-income holdings, while performing well versus their respective fixed-income benchmarks, did not keep pace with the strong advance in equities. The Fund’s allocation to mid- and small-cap securities aided results as these segments of the market significantly outpaced large-capitalization U.S. stocks. U.S. equities also performed better than large- capitalization foreign stocks and emerging markets allocations. The Fund does have some exposure to foreign markets, which limited the Fund’s advance versus the U.S. equity benchmark. Also offsetting some of our advantage was subpar stock selection results in both the large-cap growth and mid-cap growth allocations in the Fund. Mid-cap growth outperformed large-cap indexes, but our holdings did not keep pace with the mid-cap growth benchmark. Mid- and small- capitalization core and value holdings performed well to in-line versus their respective benchmarks, and large-cap value and core allocations were generally in-line with their respective indexes.

What is your outlook?

The equity markets have advanced significantly off the lows seen in March of 2009, but at the same time, corporate earnings have recovered just as strongly. Relative to their own history, large-cap U.S. stocks appear to be reasonably valued on current earnings expectations. Relative to bonds, equities appear to offer better value, but with the geopolitical uncertainty in the world, high oil and commodity prices, and accelerating inflation in many economies, we feel it prudent to maintain allocations of equities and fixed income at our long-range strategic targets.

Within the equity allocations, we have shifted assets from mid- and small-capitalization sectors to large- capitalization companies, as the latter segment appears to offer greater relative value. Internationally, we are seeing

Top 10 Holdings

(% of Net Assets)

Thrivent Partner International Stock Fund	10.6%
Thrivent Partner Small Cap Growth Fund	8.8%
Thrivent Large Cap Growth Fund	6.4%
Thrivent Mid Cap Growth Fund	6.0%
Thrivent Partner Worldwide Allocation Fund	5.7%
Thrivent Large Cap Value Fund	5.4%
Thrivent Mid Cap Stock Fund	5.4%
Thrivent Large Cap Stock Fund	5.1%
Thrivent Partner Mid Cap Value Fund	3.5%
Thrivent Small Cap Stock Fund	2.9%

These securities represent 59.8% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition illustrates market exposure of all asset classes, including derivatives.

The list of Top 10 Holdings excludes short-term investments.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

the same bias, as large-capitalization companies appear to be more attractively valued, and emerging markets, while offering attractive growth, are facing inflation challenges that will likely require policy actions, which may not be conducive to continued strong local equity market gains.

In fixed income, we believe the bias in interest rates will be up, particularly in shorter maturities, as U.S. monetary policy makers are likely to end their program of aggressive liquidity creation.

Portfolio Facts
As of April 29, 2011

	Class A	Institutional Class
Ticker	TAAAX	TAAIX
Transfer Agent ID	038	468
Net Assets	$519,270,911	$85,967,262
NAV	$12.00	$12.07
NAV - High†	4/29/2011 - $12.00	4/29/2011 - $12.07
NAV - Low†	11/16/2010 - $10.32	11/16/2010 - $10.40
Number of Holdings: 399
† For the six months ended April 29, 2011

Average Annual Total Returns1

As of April 29, 2011

Class A2	1-Year	5 Years	From Inception 6/30/2005
without sales charge	18.90%	3.46%	6.01%
with sales charge	12.36%	2.29%	4.99%

Institutional Class[3]	1-Year	5 Years	From Inception 6/30/2005
Net Asset Value	19.37%	3.82%	6.40%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in those Indexes, any charges you would pay would reduce your total return as well.

**

The Barclays Capital U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

****

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Moderately Aggressive Allocation Fund
Russell W. Swansen (left), David C. Francis, CFA (right) and Mark L. Simenstad, CFA (far right), Portfolio Co-Managers The Fund seeks long-term capital growth.

The Fund’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. Another risk of investing in the Fund is that its performance is dependent upon the performance of the underlying asset classes in which it invests. As a result, the Fund is subject to the same risks as those faced by the underlying asset classes. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the six-month period ending April 29, 2011?

Thrivent Moderately Aggressive Allocation Fund earned a return of 13.15%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Growth category, of 11.30%. The Fund’s market benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, earned returns of 16.36% and 0.02%, respectively.

What factors affected the Fund’s performance?

Performance was better than the median of the Fund’s category and closer to the equity benchmark as we maintained our equity exposure at approximately 78% of Fund assets for the period. The Fund’s fixed-income holdings, while performing well versus their respective fixed-income benchmarks, did not keep pace with the strong advance in equities. The Fund’s allocation to mid- and small-cap securities aided results as these segments of the market significantly outpaced large-capitalization U.S. stocks. U.S. equities also performed better than large-capitalization foreign stocks and emerging markets allocations. The Fund does have some exposure to foreign markets, which limited the Fund’s advance versus the U.S. equity benchmark. Also offsetting some of our advantage was subpar stock selection results in both the large-cap growth and mid-cap growth allocations in the Fund. Mid-cap growth outperformed large-cap indexes, but our holdings did not keep pace with the mid-cap growth benchmark. Mid- and small- capitalization core and value holdings performed well to in-line versus their respective benchmarks, and large-cap value and core allocations were generally in-line with their respective indexes.

What is your outlook?

The equity markets have advanced significantly off the lows seen in March of 2009, but at the same time corporate earnings have recovered just as strongly. Relative to their own history, large-cap U.S. stocks appear to be reasonably valued on current earnings expectations. Relative to bonds, equities appear to offer better value, but with the geopolitical uncertainty in the world, high oil and commodity prices, and accelerating inflation in many economies, we feel it prudent to maintain allocations of equities and fixed income at our long range strategic targets.

Within the equity allocations, we have shifted assets from mid- and small-capitalization sectors to large- capitalization companies, as the latter segment appears to offer greater relative value. Internationally, we are seeing

Top 10 Holdings

(% of Net Assets)

Thrivent Large Cap Value Fund	7.9%
Thrivent Partner International Stock Fund	7.9%
Thrivent Income Fund	6.9%
Thrivent Large Cap Growth Fund	6.1%
Thrivent Partner Worldwide Allocation Fund	6.0%
Thrivent Large Cap Stock Fund	5.7%
Thrivent Mid Cap Stock Fund	5.3%
Thrivent High Yield Fund	3.7%
Thrivent Limited Maturity Bond Fund	3.6%
Thrivent Partner Mid Cap Value Fund	3.5%

These securities represent 56.6% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition illustrates market exposure of all asset classes, including derivatives.

The list of Top 10 Holdings excludes short-term investments.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

the same bias, as large-capitalization companies appear to be more attractively valued, and emerging markets, while offering attractive growth, are facing inflation challenges that will likely require policy actions, which may not be conducive to continued strong local equity market gains.

In fixed income, we believe the bias in interest rates will be up, particularly in shorter maturities, as U.S. monetary policy makers are likely to end their program of aggressive liquidity creation.

Portfolio Facts
As of April 29, 2011

	Class A	Institutional Class
Ticker	TMAAX	TMAFX
Transfer Agent ID	037	467
Net Assets	$1,270,546,340	$93,340,497
NAV	$11.89	$11.96
NAV - High†	4/29/2011 - $11.89	4/29/2011 - $11.96
NAV - Low†	11/16/2010 - $10.59	11/16/2010 - $10.66
Number of Holdings: 429
† For the six months ended April 29, 2011

Average Annual Total Returns1

As of April 29, 2011

Class A2	1-Year	5 Years	From Inception 6/30/2005
without sales charge	16.43%	3.89%	5.89%
with sales charge	10.05%	2.73%	4.87%

Institutional Class[3]	1-Year	5 Years	From Inception 6/30/2005
Net Asset Value	16.90%	4.24%	6.26%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in those Indexes, any charges you would pay would reduce your total return as well.

**

The Barclays Capital U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

****

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Moderate

Allocation Fund

Russell W. Swansen (left), David C. Francis, CFA (right) and Mark L. Simenstad,

CFA (far right), Portfolio Co-Managers

The Fund seeks long-term capital growth while providing reasonable stability of principal.

The Fund’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. Another risk of investing in the Fund is that its performance is dependent upon the performance of the underlying asset classes in which it invests. As a result, the Fund is subject to the same risks as those faced by the underlying asset classes. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the six-month period ending April 29, 2011?

Thrivent Moderate Allocation Fund earned a return of 10.34%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Moderate category, of 9.52%. The Fund’s market benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, earned returns of 16.36% and 0.02%, respectively.

What factors affected the Fund’s performance?

Performance was better than the median of the Fund’s category and closer to the Fund’s equity benchmark as we maintained our equity exposure at approximately 58% of Fund assets for the period. The Fund’s fixed-income holdings, while performing well versus their respective fixed-income benchmarks, did not keep pace with the strong advance in equities. The Fund’s allocation to mid- and small-cap securities aided results as these segments of the market significantly outpaced large-capitalization U.S. stocks. U.S. equities also performed better than large-capitalization foreign stocks and emerging markets allocations. The Fund does have some exposure to foreign markets, which limited the Fund’s advance versus the U.S. equity benchmark. Also offsetting some of our advantage was subpar stock selection results in both the large-cap growth and mid- cap growth allocations in the Fund. Mid-cap growth outperformed large-cap indexes, but our holdings did not keep pace with the mid-cap growth benchmark. Mid- and small-capitalization core and value holdings performed well to in-line versus their respective benchmarks, and large-cap value and core allocations were generally in-line with their respective indexes.

What is your outlook?

The equity markets have advanced significantly off the lows seen in March of 2009, but at the same time, corporate earnings have recovered just as strongly. Relative to their own history, large-cap U.S. stocks appear to be reasonably valued on current earnings expectations. Relative to bonds, equities appear to offer better value, but with the geopolitical uncertainty in the world, high oil and commodity prices, and accelerating inflation in many economies, we feel it prudent to maintain allocations of equities and fixed income at our long-range strategic targets.

Top 10 Holdings

(% of Net Assets)

Thrivent Income Fund	13.6%
Thrivent Limited Maturity Bond Fund	13.7%
Thrivent Large Cap Value Fund	7.3%
Thrivent Partner Worldwide Allocation Fund	5.6%
Thrivent Partner International Stock Fund	5.5%
Thrivent Large Cap Growth Fund	4.9%
Thrivent High Yield Fund	3.7%
Thrivent Mid Cap Stock Fund	3.5%
Thrivent Real Estate Securities Fund	3.1%
Thrivent Large Cap Stock Fund	3.1%

These securities represent 64.0% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition illustrates market exposure of all asset classes, including derivatives.

The list of Top 10 Holdings excludes short-term investments.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

Within the equity allocations, we have shifted assets from mid- and small-capitalization sectors to large- capitalization companies, as the latter segment appears to offer greater relative value. Internationally, we are seeing the same bias, as large-capitalization companies appear to be more attractively valued, and emerging markets, while offering attractive growth, are facing inflation challenges that will likely require policy actions, which may not be conducive to continued strong local equity market gains.

In fixed income, we believe the bias in interest rates will be up, particularly in shorter maturities, as U.S. monetary policy makers are likely to end their program of aggressive liquidity creation.

Portfolio Facts
As of April 29, 2011

	Class A	Institutional Class
Ticker	THMAX	TMAIX
Transfer Agent ID	036	466
Net Assets	$1,276,581,304	$61,843,792
NAV	$11.64	$11.66
NAV - High†	4/29/2011 - $11.64	4/29/2011 - $11.66
NAV - Low†	11/16/2010 - $10.61	11/16/2010 - $10.63
Number of Holdings: 428
† For the six months ended April 29, 2011

Average Annual Total Returns1

As of April 29, 2011

Class A2	1-Year	5 Years	From Inception 6/30/2005
without sales charge	14.09%	4.46%	5.92%
with sales charge	7.78%	3.29%	4.90%

Institutional Class[3]	1-Year	5 Years	From Inception 6/30/2005
Net Asset Value	14.43%	4.79%	6.25%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in those Indexes, any charges you would pay would reduce your total return as well.

**

The Barclays Capital U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

****

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Moderately Conservative Allocation Fund

Russell W. Swansen (left), David C. Francis, CFA (right) and Mark L. Simenstad,
CFA (far right), Portfolio Co-Managers

The Fund seeks long-term capital growth while providing reasonable stability of principal.

The Fund’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. Another risk of investing in the Fund is that its performance is dependent upon the performance of the underlying asset classes in which it invests. As a result, the Fund is subject to the same risks as those faced by the underlying asset classes. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the six-month period ending April 29, 2011?

Thrivent Moderately Conservative Allocation Fund earned a return of 7.14%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Conservative category, of 5.80%. The Fund’s market benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, earned returns of 16.36% and 0.02%, respectively.

What factors affected the Fund’s performance?

Performance was better than the median of the Fund’s category and approximately at the midpoint of the Fund’s equity and fixed-income benchmarks. We maintained our equity exposure at approximately 39% of Fund assets for the period. The Fund’s fixed-income holdings, while performing well versus their respective fixed-income benchmarks, did not keep pace with the strong advance in equities. The Fund’s allocation to mid- and small-cap securities aided results, as these segments of the market significantly outpaced large-capitalization U.S. stocks. U.S. equities also performed better than large-capitalization foreign stocks and emerging markets allocations. The Fund does have some exposure to foreign markets, which limited the Fund’s advance versus the U.S. equity benchmark. Also offsetting some of our advantage was subpar stock selection results in both the large-cap growth and mid-cap growth allocations in the Fund. Mid-cap growth outperformed large-cap indexes, but our holdings did not keep pace with the mid-cap growth benchmark. Mid- and small-capitalization core and value holdings performed well to in-line versus their respective benchmarks, and large-cap value and core allocations were generally in-line with their respective indexes.

What is your outlook?

The equity markets have advanced significantly off the lows seen in March of 2009, but at the same time, corporate earnings have recovered just as strongly. Relative to their own history, large-cap U.S. stocks appear to be reasonably valued on current earnings expectations. Relative to bonds, equities appear to offer better value, but with the geopolitical uncertainty in the world, high oil and commodity prices, and accelerating inflation in many economies, we feel it prudent to maintain allocations of equities and fixed income at our long-range strategic targets.

Top 10 Holdings

(% of Net Assets)

Thrivent Limited Maturity Bond Fund	28.8%
Thrivent Income Fund	12.8%
Thrivent Large Cap Value Fund	5.9%
Thrivent Partner Worldwide Allocation Fund	4.2%
Thrivent High Yield Fund	3.8%
Thrivent Partner International Stock Fund	3.0%
Thrivent Partner Mid Cap Value Fund	2.4%
Thrivent Large Cap Growth Fund	2.4%
Thrivent Government Bond Fund	1.9%
Thrivent Real Estate Securities Fund	1.9%

These securities represent 67.1% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition illustrates market exposure of all asset classes, including derivatives.

The list of Top 10 Holdings excludes short-term investments.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

Within the equity allocations, we have shifted assets from mid- and small-capitalization sectors to large-capitalization companies, as the latter offers better valuations. Internationally, we are seeing the same bias, as large-capitalization companies appear to be more attractively valued, and emerging markets are facing inflation challenges.

In fixed income, we believe the bias in interest rates will be up, particularly in shorter maturities, as U.S. monetary policy makers are likely to end their program of aggressive liquidity creation.

Portfolio Facts
As of April 29, 2011

	Class A	Institutional Class
Ticker	TCAAX	TCAIX
Transfer Agent ID	035	465
Net Assets	$566,265,390	$22,272,432
NAV	$11.35	$11.37
NAV - High†	4/29/2011 - $11.35	4/29/2011 - $11.37
NAV - Low†	11/16/2010 - $10.67	11/16/2010 - $10.70
Number of Holdings: 326
† For the six months ended April 29, 2011

Average Annual Total Returns1

As of April 29, 2011

Class A2	1-Year	5 Years	From Inception 6/30/2005
without sales charge	10.99%	4.68%	5.54%
with sales charge	4.88%	3.51%	4.52%

Institutional Class[3]	1-Year	5 Years	From Inception 6/30/2005
Net Asset Value	11.14%	4.93%	5.82%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in those Indexes, any charges you would pay would reduce your total return as well.

**

The Barclays Capital U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

****

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Partner Small Cap Growth Fund

Subadvised by Turner Investment Partners, Inc. The Fund seeks long-term growth of capital.

The Fund is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, lower trading volumes and less liquidity than larger, more established companies. Small company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the six-month period ending April 29, 2011?

Thrivent Partner Small Cap Growth Fund, earned a return of 30.43% compared to the median return of its peer group, the Lipper Small Cap Growth Funds of 27.36%. The Fund’s market benchmark, the Russell 2000® Growth Index, earned a return of 27.07%.

What factors affected the Fund’s performance?

With the exception of the utilities sector, every portfolio sector posted significant gains, led by energy and health care. On a relative basis, seven of the Fund’s nine sectors beat their corresponding index sectors. Holdings in the health care sector contributed the most to relative performance, while the financial services sector detracted the most.

Good stock selection within the health care sector—more specifically, within clinical stage pharmaceutical companies—helped boost results. Amarin Corp. traded higher as it reported positive results from its ANCHOR trial for the company’s lead product candidate, AMR101, for the treatment of high triglycerides. The performance of Pharmasset jumped as the company announced positive trial data for its combination and stand-alone therapies for its Hepatitis C experimental drug. If approved, it would be the first oral drug therapy for the treatment of Hepatitis C on the market.

In the financials sector, Greenhill & Co. was the largest detractor to performance. The merger advisory firm traded lower, weighed down by lower advisory revenues and higher expenses, indicating a slowdown in the company’s global business activity. The performance of trading firm Knight Capital Group also impaired results. Knight Capital is vulnerable to weaker equity volumes and lower volatility and could potentially be impacted by increased SEC regulation as a result of the flash crash that occurred in May 2010. We sold the position in the Fund.

What is your outlook?

In our opinion, the equity market should continue to perform well throughout the remainder of the year for several reasons. First, despite the well-documented macro issues, it is our view that the global economy will grow more than 4% this year, which is higher than its average in the past two decades. Second, companies continue to post solid earnings growth, and we would expect this

Top 10 Holdings

(% of Net Assets)

Ariba, Inc.	1.4%
Genesee & Wyoming, Inc.	1.2%
TIBCO Software, Inc.	1.2%
Acme Packet, Inc.	1.2%
Netlogic Microsystems, Inc.	1.1%
AMERIGROUP Corporation	1.1%
Solutia, Inc.	1.1%
Cooper Companies, Inc.	1.1%
Key Energy Services, Inc.	1.1%
Healthsouth Corporation	1.0%

These securities represent 11.5% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

trend to continue as consumers slowly gets stronger. Third, corporate balance sheets are flush with cash, and companies are beginning to deploy this cash by way of stock buybacks and acquisitions. Lastly, corporate capital spending should expand in both 2011 and 2012, outpacing economic growth.

Portfolio Facts As of April 29, 2011

	Class A	Institutional Class
Ticker	TPSAX	TPGIX
Transfer Agent ID	063	463
Net Assets	$23,662,444	$125,495,372
NAV	$14.10	$14.40
NAV - High†	4/29/2011 - $14.10	4/29/2011 - $14.40
NAV - Low†	11/1/2010 - $10.75	11/1/2010 - $10.95
Number of Holdings: 212
† For the six months ended April 29, 2011

Average Annual Total Returns1

As of April 29, 2011

Class A2	1-Year	5 Years	From Inception 6/30/2005
without sales charge	31.28%	3.77%	6.91%
with sales charge	24.01%	2.61%	5.88%

Institutional Class[3]	1-Year	5 Years	From Inception 6/30/2005
Net Asset Value	31.99%	4.21%	7.32%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and the Russell 2000® Growth Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell 2000® Growth Index is an index comprised of companies with a greater-than-average growth orientation. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Partner Small Cap Value Fund

Subadvised by T. Rowe Price Associates, Inc. The Fund seeks long-term capital appreciation.

The Fund is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, lower trading volumes and less liquidity than larger, more established companies. Small company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the six-month period ending April 29, 2011?

Thrivent Partner Small Cap Value Fund earned a return of 20.67%, compared to the median return of its peer group, the Small Cap Value Funds of 21.44%. The Fund’s market benchmark, the Russell 2000® Value Index, earned a return of 20.31%.

What factors affected the Fund’s performance?

Business services and industrials were major contributors to Fund performance, due to stock holdings that included Beacon Roofing and Norton, a roofing materials distributor. Beacon Roofing inspired investor confidence despite the weakness of the housing sector. Norton benefited from its differentiated business model and strong sales and service, which helped the company penetrate developed and emerging markets. Significant underweighting in the financials sector helped as well, as it was among the worst-performing index sectors. Stock choices in consumer discretionary also boosted relative results. Our position in Aaron’s proved particularly beneficial, as the furniture rental firm reported strong quarterly earnings and a robust 2011 outlook.

Materials was a notable detractor, due to stock selection.

Our positioning in the paper and forest products industry hurt, with Clearwater Paper and Wausau Paper suffering from the industrywide trend of higher input costs. Our holdings in health care also underperformed—most notably, Lexicon Pharmaceuticals. This firm received a major boost to share prices after a successful clinical trial, but the price then fell late in the period after announcing disappointing earnings. Our underweighting in energy dragged on relative results as well, as energy was the leading benchmark sector. Our position in Penn Virginia also hurt, as the firm failed to keep pace with its high-performing peers.

What is your outlook?

We continue to see improvement in the underlying drivers of the U.S. economy, including employment, consumption and business investment. Despite the sovereign debt problems in Europe, the natural disaster in Japan and political turmoil in North Africa and the Middle East, the global economy is growing as well. Our primary worry going forward is inflation, particularly as ongoing budget disputes increase the likelihood that the U.S. will attempt to devalue its debt through inflationary means.

Top 10 Holdings

(% of Net Assets)

Aaron’s, Inc.	2.2%
Genesee & Wyoming, Inc.	1.8%
Kirby Corporation	1.7%
ProAssurance Corporation	1.7%
AptarGroup, Inc.	1.5%
Owens & Minor, Inc.	1.3%
Progress Software Corporation	1.3%
Clearwater Paper Corporation	1.3%
Cleco Corporation	1.2%
CBL & Associates Properties, Inc.	1.2%

These securities represent 15.2% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Equity valuations appear reasonable overall and, in our view, are still compelling when compared to bonds. We’ve seen excessive valuations within the small-cap universe, but those appear to be concentrated among growth stocks, which have outperformed value for several years. Small-cap stocks, however, are not cheap relative to large-cap stocks, and the possibility of merger-and-acquisition activity is often already priced into share valuations. Our view is that investors should maintain a small-cap allocation without emphasizing this asset class.

Portfolio Facts
As of April 29, 2011

	Class A	Institutional Class
Ticker	AALVX	TPSIX
Transfer Agent ID	032	099
Net Assets	$83,031,843	$168,718,167
NAV	$16.46	$17.24
NAV - High†	4/29/2011 - $16.46	4/29/2011 - $17.24
NAV - Low†	11/1/2010 - $13.65	11/1/2010 - $14.31
Number of Holdings: 166
† For the six months ended April 29, 2011

Average Annual Total Returns1

As of April 29, 2011

Class A2	1-Year	5 Years	From Inception 7/17/2001
without sales charge	15.13%	5.40%	10.00%
with sales charge	8.78%	4.21%	9.37%

Institutional Class[3]	1-Year	5 Years	From Inception 7/17/2001
Net Asset Value	15.80%	6.08%	10.78%

[1]

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

[2]	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
[3]	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell 2000® Value Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell 2000® Value Index measures the performance of small cap value stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Small Cap Stock Fund

Darren M. Bagwell, CFA, Portfolio Manager

The Fund seeks long-term capital growth.

The Fund is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, lower trading volumes and less liquidity than larger, more established companies. Small company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the six-month period ending April 29, 2011?

Thrivent Small Cap Stock Fund earned a return of 25.54%, compared with the median return of its peer group, the Lipper Small Cap Core Funds category, of 22.89%. The Fund’s market benchmark, the Russell 2000® Index, earned a return of 23.73%.

What factors affected the Fund’s performance?

Within the technology sector, our emphasis on software companies focused on data management, and the related analytic support continued to pay off, with particular performance contributions from TIBCO and Informatica. Atmel, a semiconductor holding with an emphasis on touch-panel technologies, proved to be a timely investment as the success of the iPad spurred meaningful competitive product introductions by Atmel’s customers. Finally, holding GSI Commerce proved to be as strategically placed in the Internet commerce tool industry as we believed, as eBay announced its plans to purchase the company at a premium.

In the financial sector, our emphasis on higher-quality regional banks in stronger geographic regions benefited from better demonstrated earnings trends and incrementally more interest in an oversold group. Texas Capital and SVB Financial were noteworthy in this regard. Ocwen, a mortgage servicer, is a special situation where we have long seen value, and the perception of greater stability in residential real estate markets has helped to unlock that value in recent quarters.

Finally, in the consumer sector, we correctly anticipated the accelerating developing market results of Herbalife, a direct marketer of nutritional and health products, as well as the operational inflection points of furnishing and footwear retailing turnaround stories, Pier 1 Imports and Foot Locker, respectively.

We had our weakest security selection results in the energy and health care sectors, which was disappointing given these were two of the strongest generators of over-market performance in the period. Our investments in each sector simply did not execute, and this manifested itself in disappointing earnings results.

What is your outlook?

We believe domestic economic growth will disappoint due to persistently weak employment and housing markets, but corporate profitability will continue to provide positive surprises due to demand from developing and emerging markets and sustained productivity gains.

Top 10 Holdings

(% of Net Assets)

Manitowoc Company, Inc.	2.3%
Pier 1 Imports, Inc.	2.2%
Plexus Corporation	2.0%
Oil States International, Inc.	2.0%
Foot Locker, Inc.	2.0%
Align Technology, Inc.	2.0%
Universal Health Services, Inc.	1.9%
PSS World Medical, Inc.	1.8%
Plantronics, Inc.	1.8%
Brocade Communications	1.8%

These securities represent 19.8% of the total netassets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

We look for a benign inflation environment notwithstanding continued commodity volatility and do not expect the Fed to raise rates until 2012 at the earliest. We also expect the controlled descent in the value of the dollar to continue, and believe this is a backdrop for moderate broad-market gains. We favor late-cycle positioning and see still see particular value in the health care and financial sectors. We believe that the largest sources of risk to our relatively optimistic outlook are the possibility of a default or debt restructuring in Europe, a global growth slowdown caused by overly aggressive Chinese monetary tightening, or a lack of progress by Congress in addressing the U.S. fiscal deficit.

Portfolio Facts
As of April 29, 2011

	Class A	Institutional Class
Ticker	AASMX	TSCSX
Transfer Agent ID	024	094
Net Assets	$283,176,461	$71,706,319
NAV	$15.78	$17.62
NAV - High†	4/29/2011 - $15.78	4/29/2011 - $17.62
NAV - Low†	11/1/2010 - $12.56	11/1/2010 - $13.99
Number of Holdings: 87
† For the six months ended April 29, 2011

Average Annual Total Returns1

As of April 29, 2011

Class A2	1-Year	5 Years	10 Years
without sales charge	26.14%	1.50%	6.56%
with sales charge	19.18%	0.36%	5.96%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	26.95%	2.16%	7.24%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell 2000® Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell 2000® Index measures the performance of small cap stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Mid Cap Growth Fund

Andrea J. Thomas, CFA, Portfolio Manager

The Fund seeks long-term growth of capital.

Mid-cap stocks offer the potential for long-term gains but can be subject to short-term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the six-month period ending April 29, 2011?

Thrivent Mid Cap Growth Fund earned a return of 17.93%, compared with the median return of its peer group, the Mid Cap Growth Funds category, of 22.63%. The Portfolio’s market benchmark, the Russell Midcap® Growth Index, earned a return of 22.62%.

What factors affected the Fund’s performance?

The continuation of the accommodative Fed policy contributed to investors seeking out risk assets, especially stocks. While the return of the Fund was positive, the Fund lagged behind its competitors and the benchmark over the period as we increased our defensive positioning in anticipation of the end of the Fed’s quantitative easing policy. We did not own enough high-multiple consumer names over the period. This hurt us, as investors rushed into these names and were willing to pay premiums for select growth names. Our late-cycle industrial names lagged as investors opted for high-beta, high-growth names. Our energy names did well over the period, as did our technology stock picks.

What is your outlook?

We think the appeal of high-multiple, high-risk stocks will wane as we approach the back half of 2011. In our view, one consequence of the Fed’s monetary policy has been an increase in commodity prices around the world as paper dollars are converted into real assets. Recent economic data points suggest a possible slowdown in GDP growth in the back half of 2011. This appears to be the result of higher commodity prices impacting margins. To date, we have not seen the jobs picture improve in any material way, which also is a drag on GDP growth.

We believe that the Fed’s second round of quantitative easing has provided a lot of support to equity valuations, and with this program winding down, the market may hit a speed bump. We also believe higher commodity prices will begin to take a toll on margins and, hence, earnings-per-share (EPS) growth. In this environment, we remain overweighted in energy and materials companies, which should benefit from commodity inflation. We are cautious about the effect of commodity inflation on input costs for many companies, which will impact margins and, hence, earnings. We remain extremely cautious about high multiple consumer discretionary stocks, as they may bear the brunt of the margin compression. We are also underweighted in high-multiple technology stocks as we believe they are priced to perfection. A slowdown in GDP growth should lead to EPS multiple compression in these companies. We are overweighted in more defensive sectors, such as consumer staples and health care, which generally have more stable EPS profiles.

Top 10 Holdings

(% of Net Assets)

Polycom, Inc.	2.1%
Alpha Natural Resources, Inc.	1.8%
CF Industries Holdings, Inc.	1.7%
Petrohawk Energy Corporation	1.6%
Celanese Corporation	1.6%
BE Aerospace, Inc.	1.6%
Expeditors International of Washington, Inc.	1.6%
Dollar Tree, Inc.	1.5%
Precision Castparts Corporation	1.5%
F5 Networks, Inc.	1.5%

These securities represent 16.5% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Portfolio Facts
As of April 29, 2011

	Class A	Institutional Class
Ticker	LBMGX	LBMIX
Transfer Agent ID	058	458
Net Assets	$276,502,592	$169,238,676
NAV	$19.60	$21.91
NAV - High†	4/29/2011 - $19.60	4/29/2011 - $21.91
NAV - Low†	11/1/2010 - $16.62	11/1/2010 - $18.53
Number of Holdings: 108
† For the six months ended April 29, 2011

Average Annual Total Returns1

As of April 29, 2011

Class A2	1-Year	5 Years	10 Years
without sales charge	24.52%	7.41%	5.65%
with sales charge	17.65%	6.20%	5.05%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	25.27%	8.20%	6.50%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell Midcap® Growth Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell Midcap® Growth Index measures the performance of mid-cap growth stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses, or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Partner Mid Cap Value Fund

Subadvised by Goldman Sachs Asset Management, L.P.

The Fund seeks to achieve long-term capital appreciation.

Mid-cap stocks offer the potential for long-term gains but can be subject to short-term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the six-month period ending April 29, 2011?

Thrivent Partner Mid Cap Value Fund, earned a return of 18.27%, compared with the median return of its peer group, the Mid Cap Value Funds of 19.40%. The Fund’s market benchmark, the Russell Midcap® Value Index, earned a return of 18.95%.

What factors affected the Fund’s performance?

Our stock selection was strong in the information technology sector, driven by our holding of Polycom, Inc. The company generated better-than-expected results and benefited from growth in its core videoconferencing market. In addition, Polycom has branched out into new channels to sell its products, and formed new partnerships to increase the attractiveness of its offerings.

Stock selection was also strong in the materials sector, driven largely by our holding in Huntsman Corp. The company benefited from stronger-than-expected profitability in its pigments segment, driven by price increases. This has helped lead to margin growth, and we continue to believe that further margin expansion is possible. Huntsman remains one of our higher conviction names in the materials sector.

Energy was the biggest detractor due to a combination of our underweighted position in refining and drilling companies, as well as challenged stock selection. Our underweighted position in Pioneer Natural Resources Co. throughout most of the period caused the stock to be a main detractor. We believe management has positioned the company well by refocusing their operations on its domestic land assets, while selling international assets. In the utilities sector, our holding in Xcel Energy negatively impacted performance.

What is your outlook?

We remain constructive on the U.S. equity market for the rest of the year. Despite foreign disruptions and other headwinds, in our view, the U.S. equity market continues to experience strong positive returns. We believe that valuations are compelling, and companies are exhibiting strong fundamentals, with high cash levels and improving corporate profits and balance sheets. We expect management teams to focus on returning value to shareholders through mergers and acquisitions, buybacks, dividends and deleveraging of balance sheets.

Additionally, we continue to believe that we are entering a more fertile environment for stock picking. We feel that

Top 10 Holdings

(% of Net Assets)

Newfield Exploration Company	2.2%
Principal Financial Group, Inc.	2.0%
J.M. Smucker Company	1.8%
Lear Corporation	1.7%
Xcel Energy, Inc.	1.6%
Everest Re Group, Ltd.	1.6%
Sprint Nextel Corporation	1.6%
SLM Corporation	1.6%
PPL Corporation	1.5%
Boston Scientific Corporation	1.5%

These securities represent 17.1% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

the market is shifting its focus to company specifics, now that volatility levels have normalized and stock correlations are declining. We expect greater stock-level differentiation going forward, especially between high- and low-quality stocks trading at comparable valuations.

Whereas margin expansion drove earnings last year, we believe stock performance should be led by those companies that can improve revenues and free cash flow.

Portfolio Facts
As of April 29, 2011

	Class A	Institutional Class
Ticker	TPMAX	TPMIX
Transfer Agent ID	086	486
Net Assets	$20,359,520	$114,239,674
NAV	$13.19	$13.22
NAV - High†	4/29/2011 - $13.19	4/29/2011 - $13.22
NAV - Low†	11/16/2010 - $11.12	11/16/2010 - $11.16
Number of Holdings: 115
† For the six months ended April 29, 2011

Average Annual Total Returns1

As of April 29, 2011

Class A2	1-Year	5 Years	From Inception 6/30/2005
without sales charge	19.77%	5.25%	6.74%
with sales charge	13.21%	4.06%	5.71%

Institutional Class[3]	1-Year	5 Years	From Inception 6/30/2005
Net Asset Value	20.17%	5.57%	7.07%

[1]

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

[2]	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
[3]	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and the Russell Midcap® Value Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell Midcap® Value Index is an index comprised of mid-cap companies with lower than average price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Mid Cap Stock Fund

Brian J. Flanagan, CFA, Portfolio Manager

The Fund seeks long-term capital growth.

Mid-cap stocks offer the potential for long-term gains but can be subject to short-term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the 6-month period ending April 29, 2011?

Thrivent Mid Cap Stock Fund earned a return of 23.57%, compared with the median return of its peer group, the Mid Cap Core Fund category, of 21.44%. The Fund’s market benchmark, the Russell Midcap® Index, earned a return of 20.67%.

What factors affected the Fund’s performance?

The Fund’s outperformance versus its benchmark was driven by the information technology and industrial sectors. Information technology services, semiconductor equipment and software all contributed significantly to technology sector outperformance. Within technology services, VeriFone Systems benefited from an expanding recurring revenue stream to improve margins and earnings. An improving marketing and credit backdrop were advantageous to the Alliance Data Systems Corporation business model. Teradyne had the combined tailwinds of an improving industry backdrop and a better business model to outperform a strong semiconductor equipment market. Finally, business intelligence requirements for the ever-expanding mountains of collected data drove TIBCO to new highs. Manitowoc lifted (pun intended) the industrial sector as an improving crane order outlook began in the second half of 2010. The combination of improving utilizations, an aging fleet and large-scale energy projects caused rental firms to order new cranes and should provide Manitowoc with better revenues and margins in the future. The financial sector was the only significant drag on overall performance. Northern Trust Corporation led the decline as the low-interest-rate environment continued to weigh on the company’s operations.

What is your outlook?

Driven by elevated emerging market inflation and rising interest rates, supply disruptions caused by the earthquake in Japan , continued peripheral European country austerity measures, increasing fiscal discipline in the U. S. and valuations no longer considered cheap, our market outlook is decidedly more cautious today than it has been over the last two-and-one-half years. Opportunities still exist, however, and the Fund is overweighted in the health care, technology and energy sectors. Health care should benefit from a slowly

Top 10 Holdings

(% of Net Assets)

Manitowoc Company, Inc.	2.7%
Teradyne, Inc.	2.2%
Shaw Group, Inc.	2.2%
National Oilwell Varco, Inc.	2.1%
TIBCO Software, Inc.	2.1%
HCC Insurance Holdings, Inc.	2.0%
Northern Trust Corporation	2.0%
Alliance Data Systems Corporation	1.9%
Autoliv, Inc.	1.9%
W.R. Berkley Corporation	1.9%

These securities represent 21.0% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

improving employment backdrop, combined with defensive characteristics that make it attractive if the global economy growth rate slows. The technology sector continues to benefit from underinvestment over the past decade, combined with high and increasing cash balances that are improving the merger-and-acquisition environment. Finally, while the energy sector is vulnerable to slowing global growth, the lack of spare oil capacity and declining oil inventories suggest spending needs to increase to provide more reserves to an ever-increasing customer base. The Fund’s largest underweighting is in consumer discretionary, driven by profit margin pressure. Retailers are seeing their costs significantly increase and are unable to raise prices sufficiently to protect their margins. Overall, the Fund is more conservatively positioned than the recent past.

Portfolio Facts
As of April 29, 2011

	Class A	Institutional Class
Ticker	AASCX	TMSIX
Transfer Agent ID	021	051
Net Assets	$666,566,584	$257,170,324
NAV	$16.67	$17.94
NAV - High†	4/29/2011 - $16.67	4/29/2011 - $17.94
NAV - Low†	11/1/2010 - $13.51	11/1/2010 - $14.55
Number of Holdings: 74
† For the six months ended April 29, 2011

Average Annual Total Returns1

As of April 29, 2011

Class A2	1-Year	5 Years	10 Years
without sales charge	26.77%	4.62%	6.04%
with sales charge	19.76%	3.44%	5.44%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	27.34%	5.16%	6.61%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell Midcap® Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell Midcap® Index is an index that measures the performance of the smallest 800 securities in the Russell 1000® Index, as ranked by total market capitalization. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Partner Worldwide Allocation Fund

Subadvised by Mercator Asset Management, LP, Principal Global Investors, LLC, Aberdeen Asset Management Investment Services Limited, Victory Capital Management Inc. and Goldman Sachs Asset Management, L.P.

The Fund seeks long-term capital growth.

Foreign investments, as compared to domestic ones, involve additional risks, including currency fluctuations, different accounting standards, and greater political, economic and market instability. These risks are magnified when the portfolio invests in emerging markets, which may be of relatively small size and less liquid than domestic markets. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the six-month period ending April 29, 2011?

Thrivent Partner Worldwide Allocation Fund earned a return of 10.34%, compared with the median return of its peer group, the Lipper International Multi-Cap Core Funds category, of 11.96%. The Fund’s market benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index ex-USA, earned a return of 12.65%.

What factors affected the Fund’s performance?

The Fund invests in five discreet strategies in non-U.S. markets: large-cap value, large-cap growth, small- and mid-cap Europe Australasia and Far East (EAFE), emerging markets equities, and emerging market debt. Over the period, both the large-cap growth and large-cap value components performed in-line with their respective benchmarks, and those components also were in-line with the Fund’s overall benchmark index.

In both the emerging market debt and equity components of the Fund, segment returns were below those of the Fund’s overall benchmark, and the respective components did not keep pace with their individual sub- benchmarks, limiting the Fund’s result against the broad index. The small- and mid-cap segment did perform better than the Fund’s total benchmark but lagged the small- and mid-cap benchmark index. The Fund’s allocation to debt securities limited results versus an all- equity benchmark in the recent period as returns to debt securities were well below those of the equity segments of the markets.

What is your outlook?

Correlations among stocks have steadily trended lower in most market segments, creating, in our view, a better environment for stock selection and differentiation within sectors and regions. Related to this, we believe that equities, commodities and other “risk assets” will continue to benefit from disenchantment with low interest rates and growing discomfort with bonds as a safe haven. Despite the recent outperformance of equities, cash flow yields on stocks remain at historically high levels in comparison to bonds.

Top 10 Countries

(% of Net Assets)

Japan	14.0%
United Kingdom	12.3%
Switzerland	7.6%
France	5.6%
Germany	5.4%
Australia	3.9%
Canada	3.6%
Hong Kong	3.3%
Brazil	3.3%
South Korea	2.2%

Investments in securities in these countries represent 61.2% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Countries are subject to change.

The lists of Major Market Sectors and Top 10 Countries exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

While the concern for rising interest rates remains, we believe that central banks will be able to lessen inflation concerns without aggressive action. In this environment, equities should remain supported. The Japanese earthquake could be a catalyst to jump start that economy as rebuilding efforts gain momentum. Lastly, an increase in corporate merger-and-acquisition activity and share buybacks is being driven, in our view, by strong corporate balance sheets, low financing rates and greater confidence in the macro environment. We would expect most of these trends to remain in place, providing further support for the equity market.

Fixed-income yields have likely declined to their lows for the cycle. Emerging economies are being impacted by higher inflation pressure, as many of their economies are more highly exposed to the recent volatility in commodity prices. As a result, policy makers are taking steps to moderate inflation, which often involves upward pressure on interest rates. We are retaining our exposure to fixed-income securities for diversification and risk mitigation relative to equities.

Portfolio Facts As of April 29, 2011
	Class A	Institutional Class
Ticker	TWAAX	TWAIX
Transfer Agent ID	034	087
Net Assets	$43,795,899	$266,803,458
NAV	$9.60	$9.63
NAV - High†	4/29/2011 - $9.60	4/29/2011 - $9.63
NAV - Low†	11/30/2010 - $8.44	11/30/2010 - $8.47
Number of Holdings: 478

Average Annual Total Returns1

As of April 29, 2011

Class A2	1-Year	From Inception 2/29/2008
without sales charge	20.02%	0.05%
with sales charge	13.43%	-1.72%

Institutional Class[3]	1-Year	From Inception 2/29/2008
Net Asset Value	20.38%	0.39%

[1]

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

[2]	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
[3]	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the MSCI All Country World Index ex-USA and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

***

The MSCI All Country World Index ex-USA is an unmanaged market capitalization-weighted index that is designed to represent the performance of developed and emerging stock markets throughout the world. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Thrivent Partner International Stock Fund

Subadvised by Mercator Asset Management, LP and Principal Global Investors, LLC

The Fund seeks long-term capital growth.

Foreign investments involve additional risks including currency fluctuations and greater political, economic and market instability and different accounting standards, as compared with domestic investments. These risks are magnified when the portfolio invests in emerging markets, which may be of relatively small size and less liquid than domestic markets. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the six-month period ending April 29, 2011?

Thrivent Partner International Stock Fund earned a return of 12.64%, compared with the median return of its peer group, the Lipper International Large Cap Core Funds category, of 12.63%. The Fund’s market benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, earned a return of 12.95%.

What factors affected the Fund’s performance?

In the value segment of the Fund, energy, consumer discretionary and utilities stocks were the best performers, while health care and industrials suffered. Similarly, stocks in France, Italy, Norway and Thailand performed well, while those in the U.K. and Germany lagged. Not surprisingly, the worst performers were in Japan. Swiss stocks, which have long benefited the portfolio as a safe haven, also underperformed as investors shifted into markets with greater recovery potential, particularly in southern Europe.

In the growth segment, a majority of the segment’s good performance during the period was driven by stock selection within the financials, information technology and energy sectors, and more specifically in the commercial banking, energy equipment and services, and semiconductor and semiconductor equipment industries. Alternatively, stock selection was least effective in the industrials, materials and utilities sectors, and more specifically, in the metals and mining, auto components and machinery industries. From a country perspective, stock selection was most effective in the U.K., Canada and Japan, and least effective in Switzerland and Italy.

What is your outlook?

Correlations among stocks have steadily trended lower in most market segments, creating, in our view, a better environment for stock selection and differentiation within sectors and regions. Related to this, we believe that equities, commodities and other “risk assets” will continue to benefit from disenchantment with low interest rates and growing discomfort with bonds as a safe haven. Despite the recent outperformance of equities, cash flow yields on stocks remain at historically high levels in comparison to bonds.

While the concern for rising interest rates remains, we believe that central banks will be able to lessen inflation concerns without aggressive action. In this environment,

Top 10 Countries

(% of Net Assets)

Japan	18.4%
United Kingdom	17.6%
Switzerland	11.0%
France	7.2%
Germany	6.2%
Canada	6.1%
Australia	5.1%
Italy	3.2%
Hong Kong	2.7%
Spain	2.6%

Investments in securities in these countries represent 80.1% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Countries are subject to change.

The lists of Major Market Sectors and Top 10 Countries exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

equities should remain supported. The Japanese earthquake could be a catalyst to jump start that economy, as rebuilding efforts gain momentum. Lastly, an increase in corporate merger-and-acquisition activity and share buybacks is being driven, in our view, by strong corporate balance sheets, low financing rates and greater confidence in the macro environment. We would expect most of these trends to remain in place, providing further support for the equity market.

Portfolio Facts As of April 29, 2011

	Class A	Institutional Class
Ticker	AAITX	TISFX
Transfer Agent ID	023	093
Net Assets	$181,244,359	$300,955,656
NAV	$10.72	$10.91
NAV - High†	4/29/2011 - $10.72	4/29/2011 - $10.91
NAV - Low†	11/30/2010 - $9.22	11/30/2010 - $9.43
Number of Holdings: 218
† For the six months ended April 29, 2011

Average Annual Total Returns1

As of April 29, 2011

Class A2	1-Year	5 Years	10 Years
without sales charge	20.12%	0.04%	2.67%
with sales charge	13.47%	-1.08%	2.10%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	20.80%	0.70%	3.47%

[1]

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the MSCI EAFE Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The MSCI EAFE Index measures the performance of stocks in developed countries outside of North America. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Large Cap Growth Fund

Scott A. Vergin, CFA, Portfolio Manager

The Fund seeks long-term capital appreciation.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the six-month period ending April 29, 2011?

Thrivent Large Cap Growth Fund earned a return of 13.12%, compared with the median return of its peer group, the Large Cap Growth Funds category, of 15.25%. The Fund’s market benchmark, the Russell 1000® Growth Index, earned a return of 16.96%.

What factors affected the Fund’s performance?

The Fund underperformed the benchmark primarily due to adverse stock selection in four sectors: technology, health care, financials and consumer discretionary. Within technology, our semiconductor stocks, Broadcom and Marvell, severely underperformed others in the group. Google and Visa were the other poor technology performers. The health care sector was hurt by our holdings in Celgene, Teva Pharmaceutical and Hospira, despite strong performance from health care services stocks, like Aetna and McKesson. Goldman Sachs and Itau Unibanco detracted from performance in the financial sector.

Our best stock selection came in the energy and industrial sectors. In energy, our holdings of Occidental Petroleum, Baker Hughes and Peabody Energy were all stellar performers, but our underweighting in the energy sector relative to the benchmark hurt the sector allocation performance. The same phenomena occurred in the industrial sector as Caterpillar, Cummins and Bucyrus (which is slated to be purchased by Caterpillar) were all up strongly, but sector allocation was negative, as we didn’t own enough in this sector. Sector allocation also suffered because we were overweighted in the sectors in which stock selection was the poorest.

What is your outlook?

We believe the stock market has shown remarkable strength given the number of macroeconomic uncertainties. The driving force behind the market has been the growth of corporate earnings as a result of the recovering economy, both in the U.S. and abroad. The question now facing the market is whether corporate earnings growth can remain robust with the end of easing by the Federal Reserve, disruptions from the Japanese earthquake, and continued debt problems in the European community. We will focus on companies that can continue to show strong earnings growth in any economic scenario.

Our sector allocation is fairly neutral, reflecting our belief

Top 10 Holdings

(% of Net Assets)

Apple, Inc.	6.6%
Google, Inc.	4.0%
Oracle Corporation	3.6%
QUALCOMM, Inc.	2.6%
Amazon.com, Inc.	2.3%
EMC Corporation	2.1%
Schlumberger, Ltd.	2.0%
VMware, Inc.	1.9%
Ford Motor Company	1.9%
Thermo Fisher Scientific, Inc.	1.7%

These securities represent 28.7% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

that the stock market will show more volatility and that sustained upside will be harder to achieve. We like stock-specific ideas. For example, in health care, we are overweighted in certain issuers, which we believe should benefit from the surge in generic products. In technology, we like companies that are product innovators and companies that are on the verge of a new product cycle. We still like certain agriculture stocks as we believe the ag cycle will be longer lasting.

Portfolio Facts As of April 29, 2011

	Class A	Institutional Class
Ticker	AAAGX	THLCX
Transfer Agent ID	027	060
Net Assets	$133,884,382	$223,424,995
NAV	$5.43	$5.81
NAV - High†	4/29/2011 - $5.43	4/29/2011 - $5.81
NAV - Low†	11/16/2010 - $4.76	11/16/2010 - $5.09
Number of Holdings: 108
† For the six months ended April 29, 2011

Average Annual Total Returns1

As of April 29, 2011

Class A2	1-Year	5 Years	10 Years
without sales charge	12.19%	2.19%	0.41%
with sales charge	6.05%	1.03%	-0.15%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	12.60%	2.60%	1.14%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and the Russell 1000® Growth Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

***

The Russell 1000® Growth Index measures the performance of large cap growth stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Thrivent Large Cap Value Fund

Matthew D. Finn, CFA, Portfolio Manager

The Fund seeks to achieve long-term growth of capital.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the six-month period ending April 29, 2011?

Thrivent Large Cap Value Fund earned a return of 17.41%, compared with the median return of its peer group, the Large Cap Value Funds category, of 16.59%. The Fund’s benchmark, the Russell 1000® Value Index, earned a return of 17.29%.

What factors affected the Fund’s performance?

The sector weightings versus the benchmark helped the performance of the fund. Specifically, overweighting in the best-performing sectors (energy, materials and industrials) and underweighting in the worst-performing sectors (utilities and consumer staples) aided relative performance. The overweighting in the technology sector hurt relative performance.

Overall stock selection was mixed versus the benchmark. Stock selection in the health care, consumer staples and telecommunications sectors helped relative performance, while those in financials and technology hurt. In the health care sector, emphasis on the health care equipment and services industry group proved to be beneficial. Positions in Covidian medical devices and supplies, C.R.

Bard medical devices, and Zimmer Holdings orthopedic and dental implants, all appreciated substantially during the period. These companies screened as attractively valued, and fundamental research suggested investors underappreciated the strength of the companies. In addition, the large position in United Healthcare health insurance contributed meaningfully to performance. The position was initiated during 2009, when concerns surrounding the federal government’s passage of the health care resolution pressured health care stocks downward in general and health insurance stock in particular. Since then, the shares’ value have appreciated nicely, and the position has been reduced based upon valuation.

In consumer staples, the position of Walgreens drug stores drove performance, and the outlook remains favorable. In financials, the position in Comerica Bank hurt performance and has been sold, as the upside potential now appears to be less than alternatives.

What is your outlook?

The industrial and technology sectors remain the largest overweighted sectors, as these have been the areas that, in

Top 10 Holdings

(% of Net Assets)

Chevron Corporation	3.2%
J.P. Morgan Chase & Company	3.0%
E.I. du Pont de Nemours and Company	2.8%
ConocoPhillips	2.8%
Walgreen Company	2.6%
Apache Corporation	2.4%
Walt Disney Company	2.3%
Verizon Communications, Inc.	2.2%
Baker Hughes, Inc.	2.2%
Pfizer, Inc.	2.1%

These securities represent 25.6% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

our view, offer both attractive valuations and potential for improved operating performance. The largest underweighted sectors in the portfolio at the end of the period remain financials and utilities. We continue to look for quality companies at attractive valuations that have good potential for improved operating performance beyond consensus expectations.

Portfolio Facts
As of April 29, 2011

	Class A	Institutional Class
Ticker	AAUTX	TLVIX
Transfer Agent ID	022	092
Net Assets	$196,394,408	$395,741,597
NAV	$14.68	$14.76
NAV - High†	4/29/2011 - $14.68	4/29/2011 - $14.76
NAV - Low†	11/1/2010 - $12.61	11/1/2010 - $12.70
Number of Holdings: 81
† For the six months ended April 29, 2011

Average Annual Total Returns1

As of April 29, 2011

Class A2	1-Year	5 Years	10 Years
without sales charge	13.45%	1.72%	2.82%
with sales charge	7.21%	0.58%	2.23%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	14.07%	2.29%	3.48%

[1]

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell 1000® Value Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell 1000® Value Index measures the performance of large cap value stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Large Cap Stock Fund
Matthew D. Finn, CFA (left), David E. Heupel (right), and Michael A. Binger (far right), Portfolio Co-Managers The Fund seeks long-term capital growth.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the six-month period ending April 29, 2011?

Thrivent Large Cap Stock Fund earned a return of 14.94%, compared with the median return of its peer group, the Lipper Large Cap Core Funds category, of 15.67%. The Fund’s market benchmark, the S&P 500 Index, earned a return of 16.36%.

What factors affected the Fund’s performance?

A modest cash allocation in the period had some impact on returns earned in the period. The Fund maintains a modest cash position for liquidity and transactions purposes, while the S&P 500 Index data above essentially represents the return to a basket of securities.

Holdings in the financial services and technology sectors were also limiting factors. Stock selection in financials did not keep pace with the advance in the sector, and the sector did not keep pace with the broader market. Performance in the Fund’s technology holdings was inline with the sector but, again, the sector did not keep pace with broad market returns.

The Fund’s holdings in the industrial and consumer discretionary sectors did outpace those of sectors within the benchmark as well as the market average. The better returns in the Fund’s industrial and consumer discretionary positions just about offset the underperformance in the Fund’s financial services and technology positions. The Fund’s health care positions also performed well.

Energy shares performed quite well over the period, significantly outpacing the return to the broad market. Our holdings outperformed the group, but we had a modest underweighting in the category, resulting in the two variables offsetting each other.

What is your outlook?

Geopolitical shocks disrupted the markets over the period, but it appears, at this point, the fundamental momentum of the economy is improving. Higher commodity prices are having an impact on corporate margins and also consumer demand, particularly in the case of gasoline prices for consumers. Further advances in some of these prices may result in a more cautious outlook. At this point, policy makers are continuing to provide excess

Top 10 Holdings

(% of Net Assets)

Apple, Inc.	3.5%
J.P. Morgan Chase & Company	3.2%
Apache Corporation	2.5%
Google, Inc.	2.4%
Emerson Electric Company	2.3%
Oracle Corporation	2.2%
Baker Hughes, Inc.	2.1%
Chevron Corporation	1.7%
Boeing Company	1.7%
NII Holdings, Inc.	1.6%

These securities represent 23.2% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

liquidity to the system. At some point in 2011, that policy is likely to change. Markets are discounting an end to quantitative easing in the summer. At this time, actually reversing some of the excess liquidity that has been created since the recovery began is not in market expectations for 2011.

Should inflation not remain benign, a more activist approach would be necessary on the part of policy makers and likely result in an adjustment in equity prices. While not our current expectation, the risk of such an outcome is not insignificant.

Portfolio Facts
As of April 29, 2011
	Class A	Institutional Class
Ticker	AALGX	IILGX
Transfer Agent ID	017	090
Net Assets	$1,666,943,898	$199,871,467
NAV	$23.91	$24.05
NAV - High†	4/29/2011 - $23.91	4/29/2011 - $24.05
NAV - Low†	11/16/2010 - $20.80	11/16/2010 - $20.98
Number of Holdings: 112
† For the six months ended April 29, 2011

Average Annual Total Returns1

As of April 29, 2011

Class A2	1-Year	5 Years	10 Years
without sales charge	12.04%	1.33%	0.75%
with sales charge	5.86%	0.19%	0.19%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	12.58%	1.83%	1.23%

[1]

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the S&P 500 Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Balanced Fund

Gregory R. Anderson, CFA, CPA (left), Darren M. Bagwell, CFA (right), and Michael G. Landreville, CFA (far right), Portfolio Co-Managers

The Fund seeks long-term total return through a balance between income and the potential for long-term capital growth.

The Fund is subject to interest rate risk, credit risk and volatility risk, which may result in overall price fluctuations over short or even extended time periods. Common stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the of this particular fund’s portfolio management team.

How did the Fund perform during the six-month period ended April 29, 2011?

Thrivent Balanced Fund posted a total return of 13.78%, compared with a median return of 11.30% for its Lipper Mixed-Asset Target Allocation Growth peer group. The Fund’s market benchmarks, the S&P Supercomposite 1500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 17.23% and 0.02%, respectively.

What factors affected the Fund’s performance?

During the period, we maintained the Fund’s ongoing investment allocation of approximately two-thirds in equities with the remainder in fixed-income securities. In the equity portion of the portfolio, investments in technology-related sectors—particularly the semiconductor and telecommunications equipment industries—were once again the dominant sources of relative outperformance. Stock selection in the biotechnology segment of health care also benefited results.

In the fixed-income portfolio, a large part of our relative outperformance was due to a continued recovery in the prices of the floating-rate debt holdings that back our mortgage securities. After being under significant price pressure during the financial crisis, floating-rate debt securities have since rebounded. Once they are fully paid off, we do not plan to reinstitute this “dollar-roll” program. We also benefited from an overweighting in Treasury Inflation Protected Securities (TIPS), as rising commodity prices sparked inflation concerns during the period. Additionally, our emphasis in the financial services industry and underweighting in agency securities aided results.

What is your outlook?

We expect modest U.S. economic growth to continue for the balance of 2011. While job growth is improving, it will likely take a long time to bring employment up to satisfactory levels. Inflation pressures have modestly increased recently, but we are not overly concerned with the levels at this point. We expect the Federal Reserve will stay on hold for the remainder of the year, keeping short-term interest rates at very low levels.

While we don’t believe U.S. economic growth will be stellar, we do anticipate that corporate profitability will continue to surprise on the upside. In our opinion, large-

Top 10 Holdings

(% of Net Assets)

U.S. Treasury Notes	2.6%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	2.5%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.9%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.5%
Baker Hughes, Inc.	1.4%
Biogen Idec, Inc.	1.4%
Schlumberger, Ltd.	1.3%
Diageo plc	1.3%
Altria Group, Inc.	1.3%
Apache Corporation	1.3%

These securities represent 16.5% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

cap stocks are currently more attractive than smaller-cap stocks based on their relative valuations, dividend yields and ability to benefit from stronger growth in emerging markets. In the equity portfolio, we intend to maintain sector weightings close to the benchmark’s weightings, allowing stock selection to drive performance.

In the fixed-income markets, we believe that the majority of the rebound in risk assets such as corporate bonds and mortgage-backed securities is behind us, but that they still offer a return advantage versus low-yielding Treasuries. We intend to lower the fixed-income portfolio’s financial sector overweighting, a move that we believe should decrease this portion of the portfolio’s risk exposure. As always, we will monitor the economy and markets closely while maintaining a prudent balance of income and long-term capital growth potential.

Portfolio Facts As of April 29, 2011

	Class A	Institutional Class
Ticker	AABFX	IBBFX
Transfer Agent ID	026	056
Net Assets	$160,150,113	$60,090,215
NAV	$13.21	$13.19
NAV - High†	4/29/2011 - $13.21	4/29/2011 - $13.19
NAV - Low†	11/16/2010 - $11.66	11/16/2010 - $11.64
Number of Holdings: 286
† For the six months ended April 29, 2011

Average Annual Total Returns1

As of April 29, 2011

Class A2	1-Year	5 Years	10 Years
without sales charge	15.95%	4.80%	4.01%
with sales charge	9.59%	3.62%	3.42%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	16.55%	5.32%	4.50%

[1]

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Barclays Capital U.S. Aggregate Bond Index, the S&P Supercomposite 1500 Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in these Indexes, any charges you would pay would reduce your total return as well.

**

The Barclays Capital U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The S&P Supercomposite 1500 Index measures the performance of a group of 1500 publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

****

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent High Yield Fund

Paul J. Ocenasek, CFA, Portfolio Manager

The Fund seeks high current income and, secondarily, growth of capital.

The Fund typically invests a majority of its assets in high-yield bonds (commonly referred to as junk bonds). Although high-yield bonds can have a higher current yield than investment-grade bonds, high-yield bonds are also subject to greater price fluctuations and increased risk of loss of principal than investment-grade bonds. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the six-month period ended April 29, 2011?

Thrivent High Yield Fund returned 6.08%, compared with a median return of 6.04%, for its Lipper High Current Yield Funds peer group. Our market benchmark, the Barclays Capital U.S. Corporate High Yield Bond Index, returned 6.15%.

What factors affected the Fund’s performance?

The high-yield market continued to rally throughout the entire six-month period, driven by the liquidity the Federal Reserve continued to pump into the economy. The yield premium, or “spread,” high-yield bonds offered over that of Treasury securities fell from 5.75% at the beginning of the period to 4.60% by the end, indicating, in our belief, investors’ growing confidence in an improving U.S. economy. The high-yield market also benefited from the continued decline in default rates to around 2.3%, down from roughly 9% a year ago.

The Fund performed in-line with its Lipper peer group and benchmark index during the period, benefiting from our credit selection and industry allocations. In particular, its relative performance was aided by our overweighting and security selection in the metals and mining, gaming and energy industries. The Fund also benefited from our fully invested position, with only about 1% of its assets in cash, which provided little to no yield.

The Fund’s more conservative ratings profile offset its areas of strength as riskier bonds generally outperformed during the period. CCC-rated bonds are typically the riskiest securities we will purchase in the Fund, and we were underweighted in that segment compared to the Lipper peer group by about 2%. Returns for CCC-rated bonds averaged 9.5% for the six-month period, while B-rated and BB-rated bonds averaged 6.0% and 4.3%, respectively.

What is your outlook?

We continue to be optimistic about the prospects for the high-yield bond market in the months ahead. The financial health of issuing companies is still improving as earnings reports continue to be strong and companies decrease their debt burdens. Also, defaults among high-yield bond issuers continue to decline rapidly with rating agency Moody’s projecting the year-end default rate to be at 1.5%, compared with the historical average of 4.5%. In addition, money continues to flow into high-yield funds as investors seek out higher yields in the low interest rate environment.

If rates do indeed begin to rise, we anticipate prices of high-yield securities to hold up better than other fixed-income securities.

We expect economic growth to continue, albeit at a slower pace, and spreads to tighten modestly for the

Top 10 Holdings

(% of Net Assets)

Intelsat Luxembourg SA	1.3%
Texas Competitive Electric Holdings, LLC, Term Loan	1.0%
CIT Group, Inc.	0.9%
Ford Motor Credit Company, LLC	0.8%
Gaylord Entertainment Company	0.8%
Intelsat Bermuda, Ltd.	0.8%
NRG Energy, Inc.	0.8%
NOVA Chemicals Corporation	0.8%
Warner Chilcott Company, LLC	0.8%
Icahn Enterprises, LP	0.8%

These securities represent 8.8% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

balance of the year. Therefore, we intend to keep the Fund fully invested, but with an underweighted position in the CCC-rated sector, as we believe most of the segment’s outperformance has been realized. We will await a sell-off opportunity to add risk to the portfolio.

We have begun to pull back the Fund’s exposure to consumer cyclical industries due to concerns about higher oil and gas prices, the relatively high level of unemployment, and slowing economic growth. We’re looking to increase exposure to more defensive industries such as media and cable, health care and telecommunications.

For the remainder of the year, we believe that high-yield bond investors can expect solid coupon-based returns with more modest capital appreciation. The capital appreciation potential of these bonds is likely to become more limited because many are call-constrained, meaning they can be called by their issuers in order to refinance debt at a lower coupon.

Portfolio Facts As of April 29, 2011

	Class A	Institutional Class
Ticker	LBHYX	LBHIX
Transfer Agent ID	073	473
Net Assets	$462,590,093	$259,379,010
NAV	$4.97	$4.97
NAV - High†	4/29/2011 - $4.97	4/29/2011 - $4.97
NAV - Low†	11/30/2010 - $4.77	11/30/2010 - $4.77
Number of Holdings: 252
† For the six months ended April 29, 2011

Average Annual Total Returns1

As of April 29, 2011

Class A2	1-Year	5 Years	10 Years
without sales charge	13.80%	7.94%	6.98%
with sales charge	8.72%	6.94%	6.50%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	14.24%	8.39%	7.40%

[1]

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

[2]	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
[3]	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Barclays Capital U.S. Corporate High Yield Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Barclays Capital U.S. Corporate High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Municipal Bond Fund

Janet I. Grangaard, CFA, Portfolio Manager

The Fund seeks a high level of current income exempt from federal income taxes, consistent with capital preservation.*
The Fund is subject to interest rate risk, credit risk related to an underlying issuer’s financial position and volatility risk, which may result in overall price fluctuations over short or even extended time periods. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the six-month period ending April 29, 2011?

Thrivent Municipal Bond Fund returned -2.21%, compared with a median return of -2.99% for its peer group, as represented by the Lipper General Municipal Funds category. The Fund’s market benchmark, the Barclays Capital Municipal Bond Index, returned -1.68%.

What factors affected the Fund’s performance?

Municipal bond prices fell to two-year lows in January, but recovered significantly by the end of the period. During the last two months of 2010, the market was affected by excess supply and large outflows from municipal bond funds. Investors’ concerns about potential defaults were exacerbated by intense negative media coverage about the fiscal struggles of states and municipalities. In the final four months of the period, outflows continued, but the supply situation reversed, with newly issued bonds at their lowest level in the past 10 years.

The Fund outperformed its Lipper peer group, primarily due to our comparatively more conservative stance. Lower-quality municipal bonds were hurt by the market sell off during the period. Limiting exposure to the riskier, more volatile areas of the market is an important aspect of our ongoing philosophy of pursuing consistent, competitive performance. While we do watch for opportunities in lower-rated securities, we are very selective and will not consider many because they do not meet our standards.

The Fund also benefited from owning more bonds in the middle of the yield curve, as maturities shorter than 15 years significantly outperformed longer maturities. Additionally, some of our longer maturity, but very high-quality, bonds performed well as crossover buyers—those who do not normally purchase municipal bonds—sought out bargains. The Fund’s best-performing sectors included water and sewer, pre-refunded industrial development and corporate-backed bonds. Our positions in higher credit quality (AAA- and AA-rated) bonds also aided performance.

What is your outlook?

We expect the economic recovery to continue. Although an improving economy and improving tax receipts are good for municipal bonds, revenues are still not where

Top 10 States

(% of Net Assets)

California	12.5%
Texas	11.6%
Illinois	9.0%
Colorado	5.3%
New York	5.3%
Washington	5.0%
Florida	4.6%
Massachusetts	3.5%
Louisiana	3.2%
Pennsylvania	2.9%

Investments in securities in these States represent 62.9% of the total net assets of the Fund.

*Investors may be subject to state taxes and federal alternative minimum tax.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 States are subject to change.

The lists of Major Market Sectors and Top 10 States exclude short-term investments.

they were in 2008, and expenditures continue to increase. Budget deficits are still forecast for municipalities and states over the next fiscal year. They could impact credit ratings and trading values if issues are left unaddressed. Although stimulus programs are ending, the Federal Reserve is maintaining historically low interest rates, which, eventually, could spark higher inflation.

The good news is politicians are aware of the fiscal challenges and are actively taking steps to change their fiscal outlooks. Changes in government policy could have a significant influence on municipal bond supply, demand and credit quality.

Also, we believe that the market will continue to experience a low level of new issue supply, although the pace will likely pick up from the extreme lows earlier this year. If demand stays robust, and crossover buyers stay in the market, these factors should support municipal bond prices.

We will continue to closely monitor all current events and policy developments and factor them into our security selection process.

Portfolio Facts As of April 29, 2011

	Class A	Institutional Class
Ticker	AAMBX	TMBIX
Transfer Agent ID	015	088
Net Assets	$1,288,057,055	$88,636,755
NAV	$10.91	$10.91
NAV - High†	11/1/2010 - $11.42	11/1/2010 - $11.42
NAV - Low†	1/14/2011 - $10.57	1/14/2011 - $10.57
Number of Holdings: 438
† For the six months ended April 29, 2011

Average Annual Total Returns1

As of April 29, 2011

Class A2	1-Year	5 Years	10 Years
without sales charge	1.32%	3.94%	4.42%
with sales charge	-3.24%	2.98%	3.95%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	1.58%	4.23%	4.70%

[1]

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

[2]	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
[3]	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Barclays Capital Municipal Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Barclays Capital Municipal Bond Index is a market-value-weighted index of investment-grade municipal bonds with maturities of one year or more. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Income Fund

Stephen D. Lowe, CFA, Portfolio Manager

The Fund seeks high current income while preserving principal and, secondarily, long-term growth of capital.

The Fund is subject to interest rate risk, credit risk related to an underlying company’s financial position and volatility risk, which may result in overall price fluctuations over short or even extended time periods. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the six-month period ended April 29, 2011?

Thrivent Income Fund returned 2.38%, compared with a median return of 1.72% for its Lipper Corporate Debt BBB-Rated Funds peer group. The Fund’s market benchmark, the Barclays Capital U.S. Aggregate Bond Index, posted a return of 0.02%.

What factors affected the Fund’s performance?

Spreads tightened significantly at the end of 2010 and the first part of 2011 as investors grew more confident about both the economic recovery and the ownership of higher-risk assets. At the same time, Treasuries sold off and turned in negative returns overall for the period. As a result, spread-sector bonds, particularly high-yield and investment-grade corporate bonds, significantly outperformed Treasuries over the six months.

The Fund outpaced both its Lipper peer group and benchmark index primarily because of the Fund’s overweighted positions in investment-grade and high-yield corporate bonds. These segments made up approximately 60% and 20% of the Fund’s portfolio, respectively. Within investment grade, the Fund benefited from an emphasis on lower-quality (BBB-rated) securities as well as an overweighted position in, and security selection within, the financial sector. This sector tends to yield more than the investment-grade market as a whole.

Additionally, the Fund’s overweighted position in securitized assets such as commercial mortgage-backed securities and nonagency residential mortgages contributed positively to performance. The Fund also benefited from the continued price rebound of the floating-rate debt securities used to support the forward purchase of mortgage securities.

The Fund’s underweighted position in Treasury securities also aided relative performance, especially in the first part of the period.

What is your outlook?

We expect the U.S. economy to continue to grow, but at a more moderate pace as the year progresses. We are likely going to start running into strong fiscal headwinds as budgets get cut all the way from the federal down to the local levels. U.S. job growth will likely be slow to improve until we see more sustained strength in the recovery. Inflation has increased, and we are closely monitoring trends. But given remaining slack in the economy, we are not overly concerned with the inflation levels we are seeing at this point. In light of these events, we anticipate

Top 10 Holdings

(% of Net Assets)

Thrivent High Yield Fund	1.7%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.4%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	0.9%
Citigroup Commercial Mortgage Trust	0.9%
J.P. Morgan Chase Commercial Mortgage Securities Corporation	0.9%
U.S. Treasury Notes, TIPS	0.7%
U.S. Treasury Notes	0.7%
Wachovia Bank Commercial Mortgage Trust	0.6%
U.S. Treasury Notes	0.6%
CenterPoint Energy Resources Corporation	0.5%

These securities represent 8.9% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

the Federal Reserve will remain on hold throughout the rest of 2011, keeping short-term interest rates at low levels.

As the year progresses, we believe the corporate bond market will generally grind forward, but perhaps with increased volatility. We intend to maintain the Fund’s overweighted position in the corporate segment as companies continue to produce robust earnings. However, we plan to use a slightly more cautious approach by lessening our overweightings in both the high-yield and investment-grade segments.

Although we still like the securitized area (commercial mortgage-backed securities and nonagency securities), investors should not expect that segment to produce the same level of returns that we have seen over the past few years.

We intend to maintain the Fund’s current level of exposure to government securities. As always, we will keep our eye on developments in the economy and financial markets and look for opportunities to add value for shareholders.

Portfolio Facts As of April 29, 2011

	Class A	Institutional Class
Ticker	LUBIX	LBIIX
Transfer Agent ID	055	455
Net Assets	$400,283,697	$388,907,119
NAV	$8.81	$8.80
NAV - High†	11/4/2010 - $8.85	11/4/2010 - $8.84
NAV - Low†	12/15/2010 - $8.54	12/15/2010 - $8.54
Number of Holdings: 488
† For the six months ended April 29, 2011

Average Annual Total Returns1

As of April 29, 2011

Class A2	1-Year	5 Years	10 Years
without sales charge	8.72%	6.15%	5.32%
with sales charge	3.82%	5.17%	4.83%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	9.16%	6.57%	5.72%

[1]

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

[2]	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
[3]	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Barclays Capital U.S. Aggregate Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Barclays Capital U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Core Bond Fund
Michael G. Landreville, CFA (left) and Gregory R. Anderson, CFA, CPA (right), Portfolio Co-Managers

The Fund seeks a high level of current income consistent with capital preservation.

The Fund is subject to interest rate risk, credit risk related to an underlying company’s financial position and volatility risk, which may result in overall price fluctuations over short or even extended time periods. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the six-month period ended April 29, 2011?

Thrivent Core Bond Fund returned 1.85%, compared with a median return of 0.70%, for its Lipper Intermediate Investment Grade Debt Funds peer group. The Fund’s market benchmark, the Barclays Capital U.S. Aggregate Bond Index, posted a return of 0.02%.

What factors affected the Fund’s performance?

Spreads tightened significantly at the end of 2010 and the first part of 2011 as investors grew more confident about both the economic recovery and the ownership of higher-risk assets. At the same time, as interest rates increased significantly, Treasuries sold off and turned in negative returns for the six-month period. As a result, spread-sector bonds, particularly corporate bonds and commercial mortgage-backed securities, significantly outperformed Treasuries during the period.

A large part of the Fund’s relative outperformance was due to a continued recovery in the prices of the floating-rate debt holdings that back our mortgage securities. These floating-rate debt securities were under significant price pressure during the financial crisis; however, they have since rebounded. Once they are fully paid off, we do not plan to reinstitute this “dollar-roll” program.

Several other factors also contributed to the Fund’s outperformance versus the Lipper peer group and benchmark index. The Fund benefited from its overweighted position in strongly performing corporate bonds. In particular, our emphasis on the financial services industry helped as this was one of the strongest performing areas within the corporate sector. Additionally, the Fund’s underweighting in Treasury securities aided relative performance as these securities had negative returns as a whole. The Fund was also rewarded for its overweighting in Treasury Inflation Protected Securities (TIPS), which produced solid results as rising commodity prices sparked inflation concerns during the period.

What is your outlook?

We expect economic growth to continue, albeit at a slower pace later in the year. Job growth is improving, but it will still take a long time to bring overall employment up to satisfactory levels. Inflation pressures have modestly increased recently, but we are not overly concerned with the levels we are seeing at this point. With these factors in mind, we expect the Federal Reserve will stay on hold for the remainder of the year, keeping short-term interest rates at very low levels. While the Fed’s QE2 program, a monetary policy designed to stimulate the economy, is

Top 10 Holdings

(% of Net Assets)

Federal National Mortgage Association Conventional 30-Yr. Pass Through	7.2%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	6.7%
Thrivent High Yield Fund	4.5%
U.S. Treasury Notes	4.1%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	3.8%
U.S. Treasury Notes	3.8%
U.S. Treasury Notes, TIPS	2.2%
U.S. Treasury Notes, TIPS	2.1%
U.S. Treasury Notes, TIPS	2.1%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.9%

These securities represent 38.4% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

ending in June, we believe another quantitative easing program is a possibility if the economy slows significantly later in the year.

Although the majority of the rebound in risk assets such as corporate bonds and mortgage-backed securities is likely behind us, we still believe these securities offer a return advantage versus low-yielding Treasuries as long as economic growth remains positive and inflation is contained. However, these risk assets may experience increased volatility if we see a slowdown in the economy or an increase in global uncertainty.

Therefore, we intend to gradually decrease the Fund’s overweighting in risk assets to bring it more in-line with the peer group. At the same time, we will likely increase the Fund’s position in government securities to lower its overall level of risk.

Portfolio Facts As of April 29, 2011
	Class A	Institutional Class
Ticker	AAINX	IIINX
Transfer Agent ID	016	089
Net Assets	$236,783,652	$55,455,136
NAV	$10.10	$10.10
NAV - High†	11/4/2010 - $10.16	11/4/2010 - $10.17
NAV - Low†	12/15/2010 - $9.85	12/15/2010 - $9.85
Number of Holdings: 222
† For the six months ended April 29, 2011

Average Annual Total Returns1

As of April 29, 2011

Class A2	1-Year	5 Years	10 Years
without sales charge	7.81%	5.33%	4.94%
with sales charge	2.94%	4.36%	4.46%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	8.15%	5.71%	5.34%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Barclays Capital U.S. Aggregate Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Barclays Capital U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Government Bond Fund

Michael G. Landreville, CFA, Portfolio Manager

The Fund seeks total return, consistent with preservation of capital.

The Fund is subject to interest rate risk, government securities risk and inflation-linked security risk. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the six-month period ended April 29, 2011?

Thrivent Government Bond Fund returned -1.50%, compared with a median return of -0.83% for its Lipper General U.S. Government Funds peer group. The Fund’s market benchmarks, the Barclays Capital U.S. Agency Index and the Barclays Capital U.S. Treasury Index, posted returns of -0.31% and -1.52%, respectively.

What factors affected the Fund’s performance?

The Federal Reserve kept its target federal funds rate at zero to 0.25% during the period while embarking on its second round of quantitative easing (QE2). As the economic outlook continued to improve and inflation expectations increased, rates across the Treasury market rose significantly with longer-maturity Treasuries being impacted the most. The yield on 10-year Treasury notes rose by 0.69% to end at 3.29%.

Consequently, longer maturity Treasuries produced significantly lower returns over the period than shorter Treasuries. For example, 30-year Treasuries had a return of -4.88%, whereas three-year Treasuries advanced 0.32%. Agency bonds produced more modestly negative results of -0.31% as the segment’s shorter duration and slight spread tightening offset negative price returns. The mortgage-backed securities sector had a return of 0.95%.

The Fund is intentionally structured to be more defensive than its Lipper peer group. We expect that during periods of economic weakness and financial market uncertainty, the Fund will outperform its Lipper peer group. Conversely, during periods of robust economic growth and equity market strength, the Fund will likely underperform. This positioning allows the Fund to serve as a partial hedge against riskier financial assets. The majority of the Fund’s relative underperformance was the result of its duration, which was approximately one year longer than the average duration of its Lipper peer group. As stated earlier, longer duration bonds suffered more in the period of rising rates than shorter maturities.

A secondary factor in the Fund’s relative under performmance was its more defensive posture. The portfolio is overweighted in Treasuries and significantly underweighted in mortgage-backed securities versus the Lipper peer group. This underweighting was a drag on performance, as mortgage-backed securities outpaced other types of government bonds.

Offsetting some of the Fund’s underperformance was its 10% position in Treasury Inflation Protected Securities (TIPS), which produced a positive return during the period.

Top 10 Holdings

(% of Net Assets)

U.S. Treasury Notes	11.0%
U.S. Treasury Notes	8.5%
U.S. Treasury Notes	5.4%
Federal Home Loan Banks	5.1%
Federal National Mortgage Association	4.2%
Federal Home Loan Banks	3.8%
Federal Home Loan Mortgage Corporation	3.7%
Federal Home Loan Mortgage Corporation	3.1%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	3.1%
U.S. Treasury Notes	3.0%

These securities represent 50.9% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

What is your outlook?

We expect the U.S. economy to continue to grow this year, but at a slower pace as the summer progresses. A sluggish recovery will likely keep unemployment from falling dramatically in the near term. While inflation pressures have modestly increased recently, we are not overly concerned with the levels we are seeing at this point. Therefore, we anticipate the Fed will remain on hold throughout the rest of 2011, keeping short-term interest rates at very low levels. Although the Fed is ending its QE2 program in June, we would not be surprised to see another quantitative easing program later in the year if the economy slows significantly.

Because the Fund is intended to serve as a conservative and defensive investment vehicle, it will not attempt to aggressively seize investment opportunities in different market segments. Its asset mix should remain largely unchanged on an ongoing basis.

Portfolio Facts As of April 29, 2011

	Class A	Institutional Class
Ticker	TBFAX	TBFIX
Transfer Agent ID	039	459
Net Assets	$4,845,158	$93,617,857
NAV	$10.22	$10.22
NAV - High†	11/4/2010 - $10.62	11/4/2010 - $10.62
NAV - Low†	2/8/2011 - $9.95	2/8/2011 - $9.96
Number of Holdings: 56
† For the period ended April 29, 2011

Average Annual Total Returns1

As of April 29, 2011

Class A2	1-Year	From Inception 2/26/2010
without sales charge	4.88%	4.37%
with sales charge	2.82%	2.62%

Institutional Class[3]	1-Year	From Inception 2/26/2010
Net Asset Value	5.19%	4.68%

[1]

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 2%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 2.0% sales charge, while the Barclays Capital U.S. Treasury Index, the Barclays Capital U.S. Agency Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Barclays Capital U.S. Treasury Index is an index that measures the performance of the U.S. Treasury bond market. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Barclays Capital U.S. Agency Index is an index that measures the performance of the U.S. investment-grade fixed-income securities market. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

****

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Limited Maturity Bond Fund
Michael G. Landreville, CFA (left) and Gregory R. Anderson, CFA, CPA (right), Portfolio Co-Managers
The Fund seeks a high level of current income with stability of principal.

The Fund is subject to interest rate risk, credit risk related to an underlying company’s financial position and volatility risk, which may result in overall price fluctuations over short or even extended time periods. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the six-month period ended April 29, 2011?

Thrivent Limited Maturity Bond Fund returned 0.94%, compared with a median return of 0.63% for its Lipper Short Investment Grade Debt Funds peer group. The Fund’s market benchmark, the Barclays Capital Government/Credit 1-3 Year Bond Index, posted a return of 0.32%.

What factors affected the Fund’s performance?

The Federal Reserve kept its target federal funds rate at zero to 0.25% during the period while embarking on its second round of quantitative easing (QE2). As the economic outlook continued to improve and inflation expectations increased, yields across the Treasury market rose significantly with longer-maturity Treasuries being impacted the most. For example, the yield on the two-year Treasury note rose by 0.27% to end at 0.61%. Meanwhile, five-year Treasuries increased 0.80% to finish off the period at 1.97%.

The Fund outperformed its Lipper peer group and benchmark index mostly due to the Fund’s heavier weightings in high-quality corporate bonds and securitized-asset bonds (mortgage-backed securities and asset-backed securities). Bond prices in these sectors were less sensitive to the rise in interest rates as compared to Treasuries and other government securities during the period. (Corporate bonds and securitized assets had modest positive returns over the six months whereas Treasuries and government securities experienced negative results). The Fund’s overweighting in commercial mortgage-backed securities proved particularly rewarding as this sector generated a healthy relative return, outpacing the other sectors in the investment-grade bond market by a significant margin. In addition to the Fund’s sector overweightings, good security selection benefited its performance.

What is your outlook?

We expect the U.S. economy to continue to grow, but at a moderate pace as the year progresses. The slower recovery will likely keep unemployment from falling dramatically in the near term. The Federal Reserve is planning to end its QE2 program on June 30, which we expect will be a positive for the bond market. We anticipate the Fed will keep short-term interest rates at current low levels at least until 2012, which should help the yield curve to remain steep.

Top 10 Holdings

(% of Net Assets)

U.S. Treasury Notes	4.7%
U.S. Treasury Notes	2.0%
U.S. Treasury Notes	1.5%
U.S. Treasury Notes	1.4%
Thrivent High Yield Fund	1.2%
U.S. Treasury Notes, TIPS	1.2%
U.S. Treasury Notes	1.2%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.1%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	0.9%
SLM Student Loan Trust	0.9%

These securities represent 16.1% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

We continue to believe the majority of the rally in the corporate and securitized sectors is behind us. However, we also believe that they still offer good value versus low-yielding Treasuries and cash alternatives and will benefit from the continued improvement in the economy. Considering their recent outperformance, we intend to opportunistically reduce our positions while still maintaining a higher weighting in the segments relative to the benchmarks.

At the same time, we also intend to continue increasing our holdings of government securities—reducing our underweighted position—to lower the Fund’s overall level of risk. In addition, because short-maturity Treasury yields, which have some interest rate risk, are so low relative to floating-rate indexes, such as the three-month LIBOR, we intend to raise the Fund’s exposure to floating-rate securities where the coupon rate will likely adjust more quickly to rising rates.

Portfolio Facts As of April 29, 2011

	Class A	Institutional Class
Ticker	LBLAX	THLIX
Transfer Agent ID	076	476
Net Assets	$320,681,871	$573,200,100
NAV	$12.54	$12.54
NAV - High†	11/4/2010 - $12.60	11/4/2010 - $12.60
NAV - Low†	12/28/2010 - $12.44	12/28/2010 - $12.44
Number of Holdings: 342
† For the six months ended April 29, 2011

Average Annual Total Returns1

As of April 29, 2011

Class A2	1-Year	5 Years	10 Years
Net Asset Value	3.44%	3.91%	3.74%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	3.79%	4.26%	4.10%

[1]

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A shares have no sales load.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

The Barclays Capital Government/Credit 1-3 Year Bond Index is an index that measures the performance of government and fixed-rate debt securities with maturities of 1-3 years. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Money Market Fund

William D. Stouten, Portfolio Manager

The Fund seeks a high level of current income, while maintaining liquidity and a constant net asset value of $1.00 per share.

The principal risk of investing in the Fund is current income risk—that is, the income the Fund receives may fall as a result of a decline in interest rates. This and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the six-month period ended April 29, 2011?

Thrivent Money Market Fund earned a return of 0.00%, compared with the median net return of its peer group, the Lipper Money Market Funds category, of 0.00%.

What factors affected the Fund’s performance?

Money market funds across the industry struggled to provide positive yields in light of the historically low federal funds rate and the meager supply of short-term securities. Also, money market funds as a whole continued to experience a large volume of outflows as investors exited the marketplace in search of higher yields. The yield on three-month Treasury bills, for example, started the period at 0.13% and ended at 0.04%.

The SEC’s new liquidity requirements for money market funds implemented during 2010 and the FDIC’s fee calculation changes, which took effect on April 1, 2011, also contributed, in our belief, to downward pressure on yields. The FDIC change lowered bank repurchase agreement (repo) volumes, which resulted in lower repo rates across the industry. In order to manage the Fund’s return for investors, we continued to waive certain Fund fees and expenses throughout the six-month period. With credit markets still experiencing volatility, we structured the Fund conservatively to maintain credit quality and liquidity. By the end of the period, we had positioned the Fund so that its portfolio had meaningful exposure to U.S. government-supported securities and higher-quality municipal securities.

Sovereign debt levels continued to be an issue for a number of European countries. A recent report by Fitch indicated a significant percentage of U.S. money market fund assets are invested in European bank securities. During the period, our Fund held significantly less in foreign securities than the peer group average because of our concerns about the sector.

What is your outlook?

Recent indicators suggest the economy is growing at a moderate pace while inflation remains subdued. Even though the economy is expected to slow down slightly in the coming months, the Federal Reserve has stated that it will end its second round of quantitative easing in which it purchased longer-term Treasury securities. Sometime in the third or fourth quarter, the Fed is likely to enter into

An investment in the Thrivent Money Market Fund is not insured or guaranteed by the FDIC or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Quoted Fund performance is for Class A shares.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Portfolio Composition is subject to change.

repurchase agreements directly with money market funds to remove some liquidity from the system. We believe these two events may bring some relief to short-term rates, pushing the federal funds rate closer to the top end of the current target range (zero to 0.25%). If the economy continues to improve, the Fed may raise rates sometime in the foreseeable future, depending on the inflation outlook.

Money market credit quality and liquidity should remain sound as the industry prepares for additional regulation and defends against market instability. The Federal Reserve and the SEC are continuing to collaborate with select financial firms about additional reforms for the money market fund industry. Thrivent Asset Management was one of only 10 firms in the industry invited to participate in the SEC’s “Money Market Funds and Systemic Risk Roundtable” on May 10, 2011. We will continue to work with regulators to help shape positive reforms for the industry.

The Fund’s yield will likely remain close to zero until the Fed begins to raise its target rate. We maintained a shorter weighted-average maturity (WAM) in the Fund than our peers during the period due to the tight spreads and flat yield curve. With a shorter WAM, we believe the Fund will be positioned well if interest rates rise. As is always the case, we will continue to manage the Fund with safety and liquidity as our primary concerns.

Portfolio Facts As of April 29, 2011
	Class A	Institutional Class
Ticker	AMMXX	AALXX
Transfer Agent ID	018	091
Net Assets	$626,872,510	$13,158,903
NAV	$1.00	$1.00
Number of Holdings: 87
† For the six months ended April 29, 2011

Average Annual Total Returns1

As of April 29, 2011

Class A2	1-Year	5 Years	10 Years
Net Asset Value	0.00%	2.21%	1.87%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	0.00%	2.36%	2.11%

Money Market Portfolio Yields*

As of April 29, 2011

	Class A	Institutional Class
7-Day Yield	0.00%	0.00%
7-Day Yield Gross of Waivers	-0.46%	-0.20%

7-Day Effective Yield	0.00%	0.00%
7-Day Effective Yield Gross of Waivers	-0.46%	-0.20%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A shares have no sales load.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
*

Seven-day yields of Thrivent Money Market Fund refer to the income generated by an investment in the Fund over a specified seven-day period. Effective yields reflect the reinvestment of income. A yield gross of waivers represents what the yield would have been if the Adviser were not waiving or reimbursing certain expenses associated with the Fund. Yields are subject to daily fluctuation and should not be considered an indication of future results.

Shareholder Expense Example

(unaudited)

As a shareholder of the Fund, you incur, depending on the fund and share class, two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2010 through April 29, 2011.

Actual Expenses

In the table below, the first section, labeled “Actual,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number from the appropriate Class line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid. A small account fee of $12 may be charged to Class A shareholder accounts if the value falls below stated account minimums ($2,500 for Thrivent Limited Maturity Bond Fund, $1,500 for Thrivent Money Market Fund and $1,000 for all other Funds). This fee is not included in the table below. If it were and you were assessed such a fee, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Hypothetical Example for Comparison Purposes

In the table below, the second section, labeled “Hypothetical,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small account fee of $12 may be charged to Class A shareholder accounts if the value falls below stated account minimums ($2,500 for Thrivent Limited Maturity Bond Fund, $1,500 for Thrivent Money Market Fund and $1,000 for all other Funds). This fee is not included in the table below. If it were and you were assessed such a fee, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/2010	Ending Account Value 4/29/2011	Expenses Paid during Period 11/1/2010 - 4/29/2011*	Annualized Expense Ratio
Thrivent Aggressive Allocation Fund

Actual
Class A	$1,000	$1,165	$3.84	0.72%
Institutional Class	$1,000	$1,166	$1.98	0.37%

Hypothetical**
Class A	$1,000	$1,021	$3.59	0.72%
Institutional Class	$1,000	$1,023	$1.85	0.37%
Thrivent Moderately Aggressive Allocation Fund

Actual
Class A	$1,000	$1,131	$3.36	0.64%
Institutional Class	$1,000	$1,134	$1.58	0.30%

Hypothetical**
Class A	$1,000	$1,022	$3.19	0.64%
Institutional Class	$1,000	$1,023	$1.50	0.30%
Thrivent Moderate Allocation Fund

Actual
Class A	$1,000	$1,103	$3.16	0.61%
Institutional Class	$1,000	$1,105	$1.45	0.28%

Hypothetical**
Class A	$1,000	$1,022	$3.04	0.61%
Institutional Class	$1,000	$1,024	$1.40	0.28%

	Beginning Account Value 11/1/2010	Ending Account Value 4/29/2011	Expenses Paid during Period 11/1/2010 - 4/29/2011*	Annualized Expense Ratio
Thrivent Moderately Conservative Allocation Fund

Actual
Class A	$1,000	$1,071	$3.06	0.60%
Institutional Class	$1,000	$1,073	$1.69	0.33%

Hypothetical**
Class A	$1,000	$1,022	$2.99	0.60%
Institutional Class	$1,000	$1,023	$1.65	0.33%
Thrivent Partner Small Cap Growth Fund

Actual
Class A	$1,000	$1,304	$8.52	1.50%
Institutional Class	$1,000	$1,308	$5.98	1.05%

Hypothetical**
Class A	$1,000	$1,017	$7.46	1.50%
Institutional Class	$1,000	$1,020	$5.23	1.05%
Thrivent Partner Small Cap Value Fund

Actual
Class A	$1,000	$1,207	$7.62	1.40%
Institutional Class	$1,000	$1,210	$4.58	0.84%

Hypothetical**
Class A	$1,000	$1,018	$6.97	1.40%
Institutional Class	$1,000	$1,021	$4.18	0.84%
Thrivent Small Cap Stock Fund

Actual
Class A	$1,000	$1,255	$7.67	1.38%
Institutional Class	$1,000	$1,259	$4.23	0.76%

Hypothetical**
Class A	$1,000	$1,018	$6.87	1.38%
Institutional Class	$1,000	$1,021	$3.79	0.76%
Thrivent Mid Cap Growth Fund

Actual
Class A	$1,000	$1,179	$5.86	1.09%
Institutional Class	$1,000	$1,182	$2.74	0.51%

Hypothetical**
Class A	$1,000	$1,020	$5.43	1.09%
Institutional Class	$1,000	$1,022	$2.54	0.51%
Thrivent Partner Mid Cap Value Fund

Actual
Class A	$1,000	$1,183	$6.73	1.25%
Institutional Class	$1,000	$1,185	$4.85	0.90%

Hypothetical**
Class A	$1,000	$1,019	$6.22	1.25%
Institutional Class	$1,000	$1,020	$4.48	0.90%
Thrivent Mid Cap Stock Fund

Actual
Class A	$1,000	$1,236	$6.62	1.20%
Institutional Class	$1,000	$1,238	$3.92	0.71%

Hypothetical**
Class A	$1,000	$1,019	$5.97	1.20%
Institutional Class	$1,000	$1,021	$3.54	0.71%
Thrivent Partner Worldwide Allocation Fund

Actual
Class A	$1,000	$1,103	$6.74	1.30%
Institutional Class	$1,000	$1,106	$5.19	1.00%

Hypothetical**
Class A	$1,000	$1,018	$6.47	1.30%
Institutional Class	$1,000	$1,020	$4.98	1.00%

	Beginning Account Value 11/1/2010	Ending Account Value 4/29/2011	Expenses Paid during Period 11/1/2010 - 4/29/2011*	Annualized Expense Ratio
Thrivent Partner International Stock Fund

Actual
Class A	$1,000	$1,126	$7.29	1.39%
Institutional Class	$1,000	$1,130	$3.73	0.71%

Hypothetical**
Class A	$1,000	$1,018	$6.92	1.39%
Institutional Class	$1,000	$1,021	$3.54	0.71%
Thrivent Large Cap Growth Fund

Actual
Class A	$1,000	$1,131	$6.31	1.20%
Institutional Class	$1,000	$1,133	$4.36	0.83%

Hypothetical**
Class A	$1,000	$1,019	$5.97	1.20%
Institutional Class	$1,000	$1,021	$4.14	0.83%
Thrivent Large Cap Value Fund

Actual
Class A	$1,000	$1,174	$5.68	1.06%
Institutional Class	$1,000	$1,178	$2.79	0.52%

Hypothetical**
Class A	$1,000	$1,020	$5.28	1.06%
Institutional Class	$1,000	$1,022	$2.59	0.52%
Thrivent Large Cap Stock Fund

Actual
Class A	$1,000	$1,149	$5.88	1.11%
Institutional Class	$1,000	$1,152	$3.24	0.61%

Hypothetical**
Class A	$1,000	$1,019	$5.53	1.11%
Institutional Class	$1,000	$1,022	$3.04	0.61%
Thrivent Balanced Fund

Actual
Class A	$1,000	$1,138	$5.96	1.13%
Institutional Class	$1,000	$1,141	$3.43	0.65%

Hypothetical**
Class A	$1,000	$1,019	$5.63	1.13%
Institutional Class	$1,000	$1,022	$3.24	0.65%
Thrivent High Yield Fund

Actual
Class A	$1,000	$1,061	$4.32	0.85%
Institutional Class	$1,000	$1,063	$2.39	0.47%

Hypothetical**
Class A	$1,000	$1,021	$4.23	0.85%
Institutional Class	$1,000	$1,023	$2.34	0.47%
Thrivent Municipal Bond Fund

Actual
Class A	$1,000	$978	$3.76	0.77%
Institutional Class	$1,000	$979	$2.44	0.50%

Hypothetical**
Class A	$1,000	$1,021	$3.84	0.77%
Institutional Class	$1,000	$1,022	$2.49	0.50%
Thrivent Income Fund

Actual
Class A	$1,000	$1,024	$3.94	0.79%
Institutional Class	$1,000	$1,026	$1.95	0.39%

Hypothetical**
Class A	$1,000	$1,021	$3.94	0.79%
Institutional Class	$1,000	$1,023	$1.95	0.39%

	Beginning Account Value 11/1/2010	Ending Account Value 4/29/2011	Expenses Paid during Period 11/1/2010 - 4/29/2011*	Annualized Expense Ratio
Thrivent Core Bond Fund

Actual
Class A	$1,000	$1,018	$4.23	0.85%
Institutional Class	$1,000	$1,020	$2.59	0.52%

Hypothetical**
Class A	$1,000	$1,021	$4.23	0.85%
Institutional Class	$1,000	$1,022	$2.59	0.52%
Thrivent Government Bond Fund

Actual
Class A	$1,000	$985	$4.55	0.94%
Institutional Class	$1,000	$987	$2.99	0.61%

Hypothetical**
Class A	$1,000	$1,020	$4.63	0.94%
Institutional Class	$1,000	$1,022	$3.04	0.61%
Thrivent Limited Maturity Bond Fund

Actual
Class A	$1,000	$1,009	$3.07	0.62%
Institutional Class	$1,000	$1,011	$1.78	0.36%

Hypothetical**
Class A	$1,000	$1,022	$3.09	0.62%
Institutional Class	$1,000	$1,023	$1.80	0.36%
Thrivent Money Market Fund

Actual
Class A	$1,000	$1,000	$1.48	0.30%
Institutional Class	$1,000	$1,000	$1.48	0.30%

Hypothetical**
Class A	$1,000	$1,023	$1.50	0.30%
Institutional Class	$1,000	$1,023	$1.50	0.30%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 180/365 to reflect the one-half year period.
**	Assuming 5% annualized total return before expenses.

Aggressive Allocation Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Shares	Mutual Funds (67.2%)	Value
Equity Mutual Funds (64.4%)
977,141	Thrivent Real Estate Securities Fund	$10,572,664
3,699,566	Thrivent Partner Small Cap Growth Fund[a]	53,273,751
752,160	Thrivent Partner Small Cap Value Fund	12,967,239
1,004,432	Thrivent Small Cap Stock Fund[a]	17,698,084
1,656,139	Thrivent Mid Cap Growth Fund[a]	36,285,999
1,587,827	Thrivent Partner Mid Cap Value Fund	20,991,078
1,827,872	Thrivent Mid Cap Stock Fund	32,792,029
3,561,917	Thrivent Partner Worldwide Allocation Fund	34,301,265
5,886,754	Thrivent Partner International Stock Fund	64,224,484
6,646,413	Thrivent Large Cap Growth Fund[a]	38,615,657
2,232,910	Thrivent Large Cap Value Fund	32,957,748
1,281,260	Thrivent Large Cap Stock Fund	30,814,298
452,426	Thrivent Equity Income Plus Fund	4,510,689

	Total Equity Mutual Funds	390,004,985

Fixed Income Mutual Funds (2.8%)
1,067,948	Thrivent High Yield Fund	5,307,702
1,107,183	Thrivent Government Bond Fund	11,315,406

	Total Fixed Income Mutual Funds	16,623,108

	Total Mutual Funds (cost $357,065,604)	406,628,093

Shares	Common Stock (25.9%)	Value
Communications Services (<0.1%)
5,300	Hellenic Telecommunications Organization SA	62,860
1,300	Nippon Telegraph & Telephone Corporation	60,577
4,100	Telekom Austria AG	63,374
7,200	TeliaSonera AB	58,758

	Total Communications Services	245,569

Consumer Discretionary (3.6%)
2,100	Aisin Seiki Company, Ltd.	74,071
5,900	Amazon.com, Inc.[a]	1,159,350
5,269	Autoliv, Inc.	422,205
552	Carlsberg AS	65,498
28,800	Carnival Corporation	1,096,416
3,141	Charter Communications, Inc.[a]	185,131
3,800	Daihatsu Motor Company, Ltd.	61,384
800	Daito Trust Construction Company, Ltd.	64,000
16,750	Darden Restaurants, Inc.	786,747
15,903	Discovery Communications, Inc.[a]	703,867
3,885	Dollar Tree, Inc.[a]	223,387
6,300	Fiat SPA	67,270
42,676	Foot Locker, Inc.	918,387
90,900	Ford Motor Company[a]	1,406,223
17,200	Isuzu Motors, Ltd.	73,766
14,200	Kingfisher plc	65,239
20,000	Link REIT	63,032
6,530	Lowe’s Companies, Inc.	171,412
7,047	Macy’s, Inc.	168,494
28,112	McDonald’s Corporation	2,201,451
900	Metro AG	66,048
1,100	Netflix, Inc.[a]	255,937
8,050	Omnicom Group, Inc.	395,979
3,183	Panera Bread Company[a]	385,493
12,500	Phillips-Van Heusen Corporation	880,125
82,859	Pier 1 Imports, Inc.[a]	1,009,223
2,100	ProSiebenSat.1 Media AG	60,171
1,100	Publicis Groupe SA	62,311
4,700	Reed Elsevier NV	61,316
17,776	Signet Jewelers, Ltd.[a]	777,700
7,710	Staples, Inc.	162,989
8,000	Tabcorp Holdings, Ltd.	67,063
3,790	Time Warner Cable, Inc.	296,113
58,417	TJX Companies, Inc.	3,132,320
2,100	Vivendi SA	65,841
3,400	Volvo AB	66,817
8,977	Walt Disney Company	386,909
12,719	Warnaco Group, Inc.[a]	818,595
8,400	Williams-Sonoma, Inc.	364,644
42,424	Yum! Brands, Inc.	2,275,623

	Total Consumer Discretionary	21,568,547

Consumer Staples (1.5%)
6,090	Altria Group, Inc.	163,456
18,627	Anheuser-Busch InBev NV ADR	1,191,569
3,700	Associated British Foods plc	62,311
4,300	Autogrill SPA[a]	61,642
700	Casino Guichard Perrachon SA	73,650
18,742	Corn Products International, Inc.	1,032,684
2,030	Diageo plc ADR	165,181
7,336	Diamond Foods, Inc.	481,242
8,755	Flowers Foods, Inc.	267,553
1,200	Heineken Holding NV	63,314
8,499	Herbalife, Ltd.	763,040
11,200	J Sainsbury plc	65,234
3,700	Jeronimo Martins SGPS SA	60,681
9,943	Kraft Foods, Inc.	333,886
10,400	Marks and Spencer Group plc	67,568
2,600	McDonald’s Holdings Company Japan, Ltd.	66,633
1,600	MEIJI Holdings Company, Ltd.	68,336
1,100	Nestle SA	68,275
45,963	Philip Morris International, Inc.	3,191,671
2,100	Suedzucker AG	64,735
6,006	TreeHouse Foods, Inc.[a]	364,384
9,906	Walgreen Company	423,184

	Total Consumer Staples	9,100,229

Energy (2.9%)
3,457	Alpha Natural Resources, Inc.[a]	201,094
12,688	Apache Corporation	1,692,199
19,645	Arch Coal, Inc.	673,823
17,390	Baker Hughes, Inc.	1,346,160
4,030	BP plc ADR	185,944
3,800	Caltex Australia, Ltd.	59,223
25,149	Chevron Corporation	2,752,307
5,890	ConocoPhillips	464,898
19,800	Cosmo Oil Company, Ltd.	65,358
2,400	Eni SPA	64,252
17,006	ENSCO International plc ADR	1,013,898
32,676	Forest Oil Corporation[a]	1,173,395

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Shares	Common Stock (25.9%)	Value
Energy (2.9%) - continued
500	Idemitsu Kosan Company, Ltd.	$59,130
62,801	International Coal Group, Inc.[a]	692,695
6,195	National Oilwell Varco, Inc.	475,095
21,049	Occidental Petroleum Corporation	2,405,690
11,152	Oil States International, Inc.[a]	925,727
1,300	OMV AG	59,263
27,959	Patriot Coal Corporation[a]	704,008
1,700	Repsol YPF SA	60,684
1,700	Royal Dutch Shell plc	66,135
9,670	Schlumberger, Ltd.	867,882
19,833	Swift Energy Company[a]	777,255
18,300	Weatherford International, Ltd.[a]	394,914
4,700	Whiting Petroleum Corporation[a]	326,650

	Total Energy	17,507,679

Financials (3.1%)
6,554	Affiliated Managers Group, Inc.[a]	714,910
39,591	Aflac, Inc.	2,224,618
400	Allianz AG	62,840
2,645	Ameriprise Financial, Inc.	164,149
3,000	Aon Corporation	156,510
8,400	Aviva plc	62,862
19,568	Bank of America Corporation	240,295
4,350	BlackRock, Inc.	852,339
800	BNP Paribas SA	63,239
6,800	British Land Company plc	68,463
3,300	Capital One Financial Corporation	180,609
31,000	Citigroup, Inc.[a]	142,290
8,500	Criteria Caixacorp SA	62,695
15,864	Duke Realty Corporation	241,926
5,400	Endurance Specialty Holdings, Ltd.	239,436
13,424	Equity One, Inc.	266,064
1,200	Erste Group Bank AG	60,580
12,928	Fifth Third Bancorp	171,555
1,370	Goldman Sachs Group, Inc.	206,884
1,100	Hannover Rueckversicherung AG	66,518
13,841	HCC Insurance Holdings, Inc.	450,386
18,318	Host Hotels & Resorts, Inc.	325,877
1,599	IntercontinentalExchange, Inc.[a]	192,440
38,050	Itau Unibanco Holding SA ADR	903,687
46,159	J.P. Morgan Chase & Company	2,106,235
25,736	LaSalle Hotel Properties	724,211
5,118	Lazard, Ltd.	209,838
31,200	Legal & General Group plc	64,167
4,300	London Stock Exchange Group plc	62,761
4,700	M&T Bank Corporation	415,339
3,450	MetLife, Inc.	161,426
22,900	Nishi-Nippon City Bank, Ltd.	64,861
8,600	Northern Trust Corporation	429,914
65,216	Ocwen Financial Corporation[a]	780,636
4,300	Pohjola Bank plc	63,809
316,846	Popular, Inc.[a]	998,065
7,496	Principal Financial Group, Inc.	252,990
4,150	State Street Corporation	193,182
14,351	SVB Financial Group[a]	867,374
27,154	Texas Capital Bancshares, Inc.[a]	700,573
12,350	Unum Group	327,028
1,820	Vanguard REIT ETF	112,531
13,237	W.R. Berkley Corporation	431,659
10,180	Wells Fargo & Company	296,340
42,672	Zions Bancorporation	1,043,330
200	Zurich Financial Services AGa	56,236

	Total Financials	18,483,677

Health Care (3.1%)
2,570	Abbott Laboratories	133,743
2,900	Alexion Pharmaceuticals, Inc.[a]	280,981
37,295	Align Technology, Inc.[a]	900,301
4,550	Allergan, Inc.	361,998
1,300	AstraZeneca plc	64,501
2,950	Baxter International, Inc.	167,855
5,466	C.R. Bard, Inc.	583,495
4,655	Celgene Corporation[a]	274,086
16,772	Covance, Inc.[a]	1,049,927
8,005	Coventry Health Care, Inc.[a]	258,321
5,110	Covidien plc	284,576
61,181	Eli Lilly and Company	2,264,309
600	Fresenius SE & Company KGaA	63,010
4,790	HCA Holdings, Inc.[a]	157,112
32,692	Health Net, Inc.[a]	1,088,644
38,198	Johnson & Johnson	2,510,372
16,550	McKesson Corporation	1,373,815
61,153	Mylan, Inc.[a]	1,523,933
16,487	Pfizer, Inc.	345,567
29,080	PSS World Medical, Inc.[a]	836,341
3,900	Quest Diagnostics, Inc.	219,882
21,136	Thermo Fisher Scientific, Inc.[a]	1,267,949
4,000	Thoratec Corporation[a]	122,800
10,708	United Therapeutics Corporation[a]	717,008
4,920	UnitedHealth Group, Inc.	242,212
16,178	Universal Health Services, Inc.	886,231
2,871	Varian Medical Systems, Inc.[a]	201,544
4,593	Vertex Pharmaceuticals, Inc.[a]	252,707
2,500	Waters Corporation[a]	245,000
6,011	Zimmer Holdings, Inc.[a]	392,218

	Total Health Care	19,070,438

Industrials (3.2%)
7	A P Moller - Maersk AS	70,946
4,300	Asahi Glass Company, Ltd.	54,594
16,830	Boeing Company	1,342,697
9,600	Caterpillar, Inc.	1,107,936
8	Central Japan Railway Company	60,485
5,256	Chicago Bridge and Iron Company	213,078
400	Christian Dior SA	64,162
3,177	CSX Corporation	249,998
26,884	Deluxe Corporation	728,019
1,000	Eiffage SA	69,120
26,153	EMCOR Group, Inc.[a]	809,958
28,130	Emerson Electric Company	1,709,179
4,196	Expeditors International of Washington, Inc.	227,717
11,700	FirstGroup plc	63,573
24,363	FTI Consulting, Inc.[a]	972,084
9,300	Fuji Heavy Industries, Ltd.	69,222
16,964	General Electric Company	346,914
13,000	Hitachi, Ltd.	70,560
3,379	Honeywell International, Inc.	206,896
1,910	Huntington Ingalls Industries, Inc.[a]	76,400
26,600	IHI Corporation	67,681
35,551	Knight Transportation, Inc.	640,274
26,500	Lockheed Martin Corporation	2,100,125

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Shares	Common Stock (25.9%)	Value
Industrials (3.2%) - continued
74,657	Manitowoc Company, Inc.	$1,656,639
3,700	Manpower, Inc.	245,125
36,822	Oshkosh Corporation[a]	1,165,785
3,922	Parker Hannifin Corporation	369,923
6,800	Republic Services, Inc.	215,016
2,400	Rockwell Collins, Inc.	151,440
12,600	SembCorp Marine, Ltd.	58,466
33,321	Shaw Group, Inc.[a]	1,296,187
4,544	Siemens AG ADR	663,151
33,200	Sojitz Corporation	64,067
3,713	SPX Corporation	320,989
4,600	Sumitomo Corporation	63,456
14,838	Teledyne Technologies, Inc.[a]	749,171
6,320	Textron, Inc.	164,952
6,000	Tyco International, Ltd.	292,440
2,167	United Technologies Corporation	194,120
2,910	WESCO International, Inc.[a]	180,275

	Total Industrials	19,172,820

Information Technology (5.9%)
10,327	Akamai Technologies, Inc.[a]	355,662
4,600	Alliance Data Systems Corporation[a]	437,000
9,777	Apple, Inc.[a]	3,404,645
19,150	Broadcom Corporation[a]	673,697
133,137	Brocade Communications[a]	832,106
3,700	Cognizant Technology Solutions Corporation[a]	306,730
19,399	CommVault Systems, Inc.[a]	764,127
21,911	Compuware Corporation[a]	248,252
115,250	Corning, Inc.	2,413,335
7,924	eBay, Inc.[a]	272,586
45,150	EMC Corporation[a]	1,279,551
5,668	F5 Networks, Inc.[a]	574,508
4,505	Google, Inc.[a]	2,451,171
28,184	GSI Commerce, Inc.[a]	824,946
14,850	Hewlett-Packard Company	599,494
13,932	Informatica Corporation[a]	780,331
15,067	International Business Machines Corporation	2,570,129
6,711	Juniper Networks, Inc.[a]	257,233
4,400	Lam Research Corporation[a]	212,564
90,664	Microsoft Corporation	2,359,077
44,120	Monster Worldwide, Inc.[a]	724,009
16,982	Netlogic Microsystems, Inc.[a]	732,434
14,050	NXP Semiconductors NVa	469,270
55,000	Oracle Corporation	1,982,750
22,575	Plantronics, Inc.	836,855
25,362	Plexus Corporation[a]	925,459
25,400	QUALCOMM, Inc.	1,443,736
31,471	Quest Software, Inc.[a]	810,693
3,877	Salesforce.com, Inc.[a]	537,352
6,507	TE Connectivity, Ltd.	233,276
74,571	Teradyne, Inc.[a]	1,200,593
43,392	TIBCO Software, Inc.[a]	1,301,326
17,600	ValueClick, Inc.[a]	294,800
7,600	VeriFone Systems, Inc.[a]	416,632
5,700	Visa, Inc.	445,284
13,050	VMware, Inc.[a]	1,245,361
23,880	Xerox Corporation	240,949
15,102	Xilinx, Inc.	526,456

	Total Information Technology	35,984,379

Materials (1.2%)
4,947	Albemarle Corporation	349,011
2,680	Allegheny Technologies, Inc.	192,960
9,600	Asahi Kasei Corporation	66,358
11,300	Balfour Beatty plc	61,998
700	BASF SE	71,873
1,500	BHP Billiton plc	63,417
2,700	Boliden ABa	60,899
7,050	CF Industries Holdings, Inc.	997,928
12,000	Daido Steel Company, Ltd.	68,592
4,390	Dow Chemical Company	179,946
8,300	E.I. du Pont de Nemours and Company	471,357
18,100	Freeport-McMoRan Copper & Gold, Inc.	996,043
1,200	Henkel AG & Company KGaA	68,122
26,018	International Paper Company	803,436
6,200	ITOCHU Corporation	64,586
8,200	Marubeni Corporation	59,906
10,100	Mitsubishi Chemical Holdings Corporation	68,391
18,700	Mitsui Chemicals, Inc.	68,516
19,300	Mitsui Mining and Smelting Company, Ltd.	69,096
36,000	OZ Minerals, Ltd.	57,139
1,927	Sigma-Aldrich Corporation	136,008
7,518	Silgan Holdings, Inc.	344,775
16,644	Steel Dynamics, Inc.	302,754
4,900	Stora Enso Oyj	59,071
12,400	Temple-Inland, Inc.	291,772
2,700	UPM-Kymmene Oyj	55,376
35,400	Vale SA SP ADR	1,182,360

	Total Materials	7,211,690

Technology (<0.1%)
147,000	PCCW, Ltd.	58,370

	Total Technology	58,370

Telecommunications Services (0.5%)
7,250	AT&T, Inc.	225,620
19,800	BT Group plc	65,002
3,900	Deutsche Telekom AG	64,448
2,700	France Telecom SA	63,268
3,500	Koninklijke (Royal) KPN NV	55,543
900	Mobistar SA	66,767
38,200	NII Holdings, Inc.[a]	1,588,356
35	NTT DoCoMo, Inc.	64,938
100	Swisscom AG	45,898
39,600	Telecom Italia SPA	59,535
2,400	Telefonica SA	64,471
9,604	Verizon Communications, Inc.	362,839
21,200	Vodafone Group plc	61,281

	Total Telecommunications Services	2,787,966

Utilities (0.9%)
4,150	Alliant Energy Corporation	164,091
11,430	American Electric Power Company, Inc.	416,967
11,600	Centrica plc	62,294
12,500	CMS Energy Corporation	247,500
52,251	Exelon Corporation	2,202,380
3,200	Gas Natural SDG SA	65,794
3,100	Hokuriku Electric Power Company	62,873

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Shares	Common Stock (25.9%)	Value
Utilities (0.9%) - continued
6,400	National Grid plc	$65,661
17,113	NV Energy, Inc.	259,946
3,600	Public Power Corporation SA	59,563
2,600	Severn Trent plc	65,358
18,040	Southwest Gas Corporation	717,451
3,100	The Kansai Electric Power Company, Inc.	65,293
29,528	UGI Corporation	983,282
2,930	Xcel Energy, Inc.	71,287

	Total Utilities	5,509,740

	Total Common Stock (cost $133,134,738)	156,701,104

Principal Amount	Long-Term Fixed Income (2.1%)	Value
Asset-Backed Securities (0.2%)
	J.P. Morgan Mortgage Acquisition Corporation
1,000,000	5.461%, 10/25/2036	799,101
	Renaissance Home Equity Loan Trust
650,000	6.011%, 5/25/2036	412,451

	Total Asset-Backed Securities	1,211,552

Basic Materials (0.1%)
	ArcelorMittal
100,000	7.000%, 10/15/2039	104,584
	Dow Chemical Company
100,000	4.250%, 11/15/2020	97,927
	FMG Resources Property, Ltd.
120,000	7.000%, 11/1/2015[b]	126,600
	Georgia-Pacific, LLC
110,000	8.000%, 1/15/2024	128,150
	Lyondell Chemical Company
110,000	11.000%, 5/1/2018	124,300
	Novelis, Inc.
130,000	8.375%, 12/15/2017	143,650

	Total Basic Materials	725,211

Capital Goods (0.1%)
	Associated Materials, LLC
120,000	9.125%, 11/1/2017[b]	129,150
	Case New Holland, Inc.
120,000	7.875%, 12/1/2017[b]	134,100

	Total Capital Goods	263,250

Collateralized Mortgage Obligations (0.1%)
	Sequoia Mortgage Trust
199,957	5.374%, 9/20/2046	50,976
	WaMu Mortgage Pass Through Certificates
149,659	5.848%, 9/25/2036	131,118
222,831	5.976%, 10/25/2036	212,537

	Total Collateralized Mortgage Obligations	394,631

Communications Services (0.2%)
	Cablevision Systems Corporation
120,000	8.625%, 9/15/2017	134,400
	CBS Corporation
50,000	7.875%, 7/30/2030	59,391
50,000	5.900%, 10/15/2040	48,373
	CCO Holdings, LLC
110,000	7.000%, 1/15/2019	115,225
	Cox Communications, Inc.
100,000	6.950%, 6/1/2038[b]	112,051
	Cricket Communications, Inc.
110,000	7.750%, 10/15/2020	112,337
	Frontier Communications Corporation
70,000	8.250%, 4/15/2017	75,863
	Intelsat Luxembourg SA
60,000	11.500%, 2/4/2017[b]	65,700
	NII Capital Corporation
80,000	7.625%, 4/1/2021	84,600
	Virgin Media Finance plc
110,000	9.500%, 8/15/2016	126,087
	Wind Acquisition Finance SA
125,000	7.250%, 2/15/2018[b]	132,188

	Total Communications Services	1,066,215

Consumer Cyclical (0.1%)
	Goodyear Tire & Rubber Company
80,000	8.250%, 8/15/2020	88,900
	Home Depot, Inc.
100,000	5.875%, 12/16/2036	101,793
	Macy’s Retail Holdings, Inc.
100,000	8.375%, 7/15/2015	116,750
	MGM Resorts International
100,000	11.125%, 11/15/2017	116,250
	Rite Aid Corporation
120,000	7.500%, 3/1/2017	122,250
	Starwood Hotels & Resorts Worldwide, Inc.
130,000	6.750%, 5/15/2018	142,025
	West Corporation
120,000	7.875%, 1/15/2019[b]	123,600

	Total Consumer Cyclical	811,568

Consumer Non-Cyclical (0.2%)
	Altria Group, Inc.
100,000	9.950%, 11/10/2038	143,603
	Anheuser-Busch Companies, Inc.
50,000	6.450%, 9/1/2037	57,404
	Anheuser-Busch InBev Worldwide, Inc.
50,000	8.200%, 1/15/2039	69,441
	Community Health Systems, Inc.
130,000	8.875%, 7/15/2015	132,925
	JBS USA, LLC/JBS USA Finance, Inc.
100,000	11.625%, 5/1/2014	117,000
	Kraft Foods, Inc.
50,000	5.375%, 2/10/2020	54,116
50,000	7.000%, 8/11/2037	58,412
	Mylan, Inc.
110,000	7.875%, 7/15/2020[b]	121,550
	Reynolds Group Holdings, Ltd.
120,000	6.875%, 2/15/2021[b]	123,750
	UnitedHealth Group, Inc.
50,000	6.875%, 2/15/2038	57,482

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (2.1%)	Value
Consumer Non-Cyclical (0.2%) - continued
$50,000	5.700%, 10/15/2040	$49,927

	Total Consumer Non-Cyclical	985,610

Energy (0.1%)
	Denbury Resources, Inc.
120,000	9.750%, 3/1/2016	135,300
	Linn Energy, LLC
120,000	7.750%, 2/1/2021[b]	128,550
	Pioneer Natural Resources Company
60,000	7.500%, 1/15/2020	67,991
	Plains Exploration & Production Company
130,000	7.625%, 6/1/2018	139,425
	SandRidge Energy, Inc.
130,000	8.000%, 6/1/2018[b]	137,475
	Weatherford International, Ltd.
100,000	6.750%, 9/15/2040	106,959

	Total Energy	715,700

Financials (0.1%)
	CIT Group, Inc.
70,425	7.000%, 5/1/2017	70,997
	General Electric Capital Corporation
100,000	6.750%, 3/15/2032	112,841
	HCP, Inc.
100,000	6.750%, 2/1/2041	105,786
	Health Care REIT, Inc.
40,000	6.500%, 3/15/2041	39,800
	Icahn Enterprises, LP
70,000	8.000%, 1/15/2018	72,275
	Prudential Financial, Inc.
100,000	6.200%, 11/15/2040	106,802
	XL Group plc
100,000	6.250%, 5/15/2027	101,415

	Total Financials	609,916

Technology (0.1%)
	Freescale Semiconductor, Inc.
120,000	9.250%, 4/15/2018[b]	133,200
	NXP BV/NXP Funding, LLC
100,000	9.750%, 8/1/2018[b]	115,750
	Seagate HDD Cayman
100,000	7.750%, 12/15/2018[b]	106,000

	Total Technology	354,950

Transportation (<0.1%)
	Delta Air Lines, Inc.
120,000	9.500%, 9/15/2014[b]	128,700
	Hertz Corporation
120,000	6.750%, 4/15/2019[b]	122,400

	Total Transportation	251,100

U.S. Government and Agencies (0.6%)
	U.S. Treasury Notes
2,150,000	2.500%, 4/30/2015	2,232,977
1,050,000	3.625%, 2/15/2021	1,078,547
550,000	4.375%, 5/15/2040	546,563

	Total U.S. Government and Agencies	3,858,087

U.S. Municipals (0.1%)
	California Various Purpose General Obligation Bonds
100,000	6.000%, 3/1/2033	106,910
	Massachusetts Development Finance Agency Revenue Bonds (Harvard University)
100,000	5.000%, 10/15/2040	103,034
	New York City Municipal Water Finance Authority Water and Sewer System Revenue Bonds
100,000	5.375%, 6/15/2043	102,983
	New York City Transitional Finance Authority Revenue Bonds
100,000	5.000%, 2/1/2035	100,914
	New York Dormitory Authority State University Revenue Bonds (Cornell University)
100,000	5.000%, 7/1/2035	102,355
	North Carolina Capital Facilities Finance Agency Educational Facilities Revenue Bonds (Wake Forest University)
100,000	5.000%, 1/1/2038	100,753
	Salt River, Arizona Agricultural Improvement and Power District Electric System Revenue Bonds
50,000	5.000%, 1/1/2039	50,408
	St. John the Baptist Parish, Louisiana Revenue Bonds (Marathon Oil Corporation)
100,000	5.125%, 6/1/2037	91,731

	Total U.S. Municipals	759,088

Utilities (0.1%)
	Energy Transfer Partners, LP
28,000	6.625%, 10/15/2036	30,191
50,000	7.500%, 7/1/2038	59,075
	Inergy, LP
120,000	7.000%, 10/1/2018[b]	126,600
	Markwest Energy Partners, LP/Markwest Energy Finance Corporation
130,000	6.500%, 8/15/2021	131,300
	NRG Energy, Inc.
130,000	7.375%, 2/1/2016	134,875

	Total Utilities	482,041

	Total Long-Term Fixed Income (cost $11,892,170)	12,488,919

Shares	Preferred Stock (<0.1%)	Value
Financials (<0.1%)
100	Ally Financial, Inc., 7.000%[b,c]	93,019

	Total Financials	93,019

	Total Preferred Stock (cost $94,825)	93,019

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Principal Amount	Short-Term Investments (4.7%)[d]	Value
	Barton Capital Corporation
7,130,000	0.090%, 5/2/2011	$7,129,964
	BNP Paribas Finance, Inc.
8,185,000	0.080%, 5/2/2011	8,184,964
	Federal Home Loan Mortgage Corporation Discount Notes
5,000,000	0.025%, 5/9/2011	4,999,969
5,000,000	0.030%, 5/27/2011	4,999,887
1,650,000	0.159%, 8/29/2011[e]	1,649,132
	U.S. Treasury Bills
1,500,000	0.130%, 8/18/2011[e]	1,499,408

	Total Short-Term Investments (at amortized cost)	28,463,324

	Total Investments (cost $530,650,661) 99.9%	$604,374,459

	Other Assets and Liabilities, Net 0.1%	863,714

	Total Net Assets 100.0%	$605,238,173

a	Non-income producing security.
b

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of April 29, 2011, the value of these investments was $2,160,383 or 0.4% of total net assets.

c	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
d	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
e	At April 29, 2011, $3,148,540 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	- American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

REIT	- Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

ETF	- Exchange Traded Fund.

Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$79,013,738
Gross unrealized depreciation	(10,546,408)

Net unrealized appreciation (depreciation)	$68,467,330
Cost for federal income tax purposes	$535,907,129

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 29, 2011, in valuing Aggressive Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Mutual Funds
Equity Mutual Funds	390,004,985	390,004,985	–	–
Fixed Income Mutual Funds	16,623,108	16,623,108	–	–

Common Stock
Communications Services	245,569	–	245,569	–
Consumer Discretionary	21,568,547	20,584,720	983,827	–
Consumer Staples	9,100,229	8,377,850	722,379	–
Energy	17,507,679	17,073,634	434,045	–
Financials	18,483,677	17,724,646	759,031	–
Health Care	19,070,438	18,942,927	127,511	–
Industrials	19,172,820	18,396,488	776,332	–
Information Technology	35,984,379	35,984,379	–	–
Materials	7,211,690	6,248,350	963,340	–
Technology	58,370	–	58,370	–
Telecommunications Services	2,787,966	2,176,815	611,151	–
Utilities	5,509,740	5,062,904	446,836	–

Long-Term Fixed Income
Asset-Backed Securities	1,211,552	–	1,211,552	–
Basic Materials	725,211	–	725,211	–
Capital Goods	263,250	–	263,250	–
Collateralized Mortgage Obligations	394,631	–	394,631	–
Communications Services	1,066,215	–	1,066,215	–
Consumer Cyclical	811,568	–	811,568	–
Consumer Non-Cyclical	985,610	–	985,610	–
Energy	715,700	–	715,700	–
Financials	609,916	–	609,916	–
Technology	354,950	–	354,950	–
Transportation	251,100	–	251,100	–
U.S. Government and Agencies	3,858,087	–	3,858,087	–
U.S. Municipals	759,088	–	759,088	–
Utilities	482,041	–	482,041	–

Preferred Stock
Financials	93,019	–	93,019	–
Short-Term Investments	28,463,324	–	28,463,324	–

Total	$604,374,459	$557,200,806	$47,173,653	$–

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	3,386,436	3,386,436	–	–

Total Asset Derivatives	$3,386,436	$3,386,436	$–	$–

Liability Derivatives
Futures Contracts	4,240,822	4,240,822	–	–
Credit Default Swaps	26,655	–	26,655	–

Total Liability Derivatives	$4,267,477	$4,240,822	$26,655	$–

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(10)	June 2011	($2,179,501)	($2,191,250)	($11,749)
5-Yr. U.S. Treasury Bond Futures	(50)	June 2011	(5,893,988)	(5,923,437)	(29,449)
10-Yr. U.S. Treasury Bond Futures	(15)	June 2011	(1,804,642)	(1,817,110)	(12,468)
Russell 2000 Index Mini-Futures	(375)	June 2011	(30,361,160)	(32,396,250)	(2,035,090)
S&P 400 Index Mini-Futures	(373)	June 2011	(35,651,484)	(37,803,550)	(2,152,066)
S&P 500 Index Futures	216	June 2011	70,037,364	73,423,800	3,386,436
Total Futures Contracts					($854,386)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX HY, Series 15, 5 Year, at 5.00%; Bank of America	Buy	12/20/2015	$750,000	$31,781	($34,462)	($2,681)
CDX HY, Series 15, 5 Year, at 5.00%; J.P. Morgan Chase and Co.	Buy	12/20/2015	1,250,000	53,715	(57,437)	(3,722)
CDX HY, Series 15, 5 Year, at 5.00%; J.P. Morgan Chase and Co.	Buy	12/20/2015	1,250,000	37,184	(57,436)	(20,252)
Total Credit Default Swaps					($149,335)	($26,655)

1

As the buyer of protection, Aggressive Allocation Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Aggressive Allocation Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.

2	The maximum potential amount of future payments Aggressive Allocation Fund could be required to make as the seller or receive as the buyer of protection.
3

The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 29, 2011, for Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	3,386,436
Total Equity Contracts		3,386,436
Total Asset Derivatives		$3,386,436

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	53,666
Total Interest Rate Contracts		53,666

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	4,187,156
Total Equity Contracts		4,187,156

Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	26,655
Total Credit Contracts		26,655
Total Liability Derivatives		$4,267,477

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Fund

Schedule of Investments as of April 29, 2011

(unaudited)

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 29, 2011, for Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(317,073)

Total Equity Contracts		(317,073)

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(46,476)

Total Foreign Exchange Contracts		(46,476)

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	34,926

Total Interest Rate Contracts		34,926

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(25,319)

Total Credit Contracts		(25,319)

Total		($353,942)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 29, 2011, for Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(53,666)

Total Interest Rate Contracts		(53,666)

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(800,720)

Total Equity Contracts		(800,720)

Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(26,655)

Total Credit Contracts		(26,655)

Total		($881,041)

The following table presents Aggressive Allocation Fund’s average volume of derivative activity during the period ended April 29, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)
Equity Contracts	$32,407,559	5.8%	N/A	N/A	N/A	N/A
Interest Rate Contracts	2,576,169	0.5	N/A	N/A	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$123,984	<0.1%	N/A	N/A
Credit Contracts	N/A	N/A	N/A	N/A	$1,249,066	0.2%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Aggressive Allocation Fund, is as follows:

Fund	Value October 31, 2010	Gross Purchases	Gross Sales	Shares Held at April 29, 2011	Value April 29, 2011	Income Earned November 1, 2010 - April 29, 2011
Real Estate Securities	$9,151,727	$126,846	$–	977,141	$10,572,664	$126,846
Partner Small Cap Growth	40,732,222	–	–	3,699,566	53,273,751	–
Partner Small Cap Value	13,523,290	121,830	3,000,000	752,160	12,967,239	121,830
Small Cap Stock	21,256,955	–	8,100,000	1,004,432	17,698,084	–
Mid Cap Growth	31,780,928	–	1,200,000	1,656,139	36,285,999	–
Partner Mid Cap Value	18,664,105	120,177	1,000,000	1,587,827	20,991,078	120,177
Mid Cap Stock	28,928,528	95,964	3,000,000	1,827,872	32,792,029	95,964
Partner Worldwide Allocation	25,319,502	6,234,457	–	3,561,917	34,301,265	434,457
Partner International Stock	59,639,238	1,195,570	3,000,000	5,886,754	64,224,484	1,195,570
Large Cap Growth	34,096,097	–	–	6,646,413	38,615,657	–
Large Cap Value	27,989,075	417,986	–	2,232,910	32,957,748	417,986
Large Cap Stock	26,748,157	235,778	–	1,281,260	30,814,298	235,778
Equity Income Plus	3,848,777	40,788	–	452,426	4,510,689	40,788
High Yield	5,337,083	630,619	782,629	1,067,948	5,307,702	204,381
Government Bond	11,081,911	1,073,793	479,282	1,107,183	11,315,406	118,586
Total Value and Income Earned	358,097,595				406,628,093	3,112,364

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Shares	Mutual Funds (72.3%)	Value
Equity Mutual Funds (56.3%)
3,982,592	Thrivent Real Estate Securities Fund	$43,091,642
3,151,900	Thrivent Partner Small Cap Growth Fund[a]	45,387,358
1,643,111	Thrivent Partner Small Cap Value Fund	28,327,239
1,344,712	Thrivent Small Cap Stock Fund[a]	23,693,817
1,758,617	Thrivent Mid Cap Growth Fund[a]	38,531,289
3,609,996	Thrivent Partner Mid Cap Value Fund	47,724,152
4,016,385	Thrivent Mid Cap Stock Fund	72,053,940
8,479,977	Thrivent Partner Worldwide Allocation Fund	81,662,178
9,842,730	Thrivent Partner International Stock Fund	107,384,188
14,261,498	Thrivent Large Cap Growth Fund[a]	82,859,304
7,297,379	Thrivent Large Cap Value Fund	107,709,313
3,257,272	Thrivent Large Cap Stock Fund	78,337,381
1,146,635	Thrivent Equity Income Plus Fund	11,431,950

	Total Equity Mutual Funds	768,193,751

Fixed Income Mutual Funds (16.0%)
10,081,007	Thrivent High Yield Fund	50,102,606
10,639,412	Thrivent Income Fund	93,626,829
2,441,883	Thrivent Government Bond Fund	24,956,042
3,899,750	Thrivent Limited Maturity Bond Fund	48,902,862

	Total Fixed Income Mutual Funds	217,588,339

	Total Mutual Funds (cost $906,894,008)	985,782,090

Shares	Common Stock (19.5%)	Value
Communications Services (<0.1%)
8,900	Hellenic Telecommunications Organization SA	105,557
2,400	Nippon Telegraph & Telephone Corporation	111,834
6,900	Telekom Austria AG	106,654
12,100	TeliaSonera AB	98,746

	Total Communications Services	422,791

Consumer Discretionary (2.6%)
3,500	Aisin Seiki Company, Ltd.	123,451
7,800	Amazon.com, Inc.[a]	1,532,700
10,138	Autoliv, Inc.	812,358
930	Carlsberg AS	110,349
37,850	Carnival Corporation	1,440,950
5,972	Charter Communications, Inc.[a]	351,990
7,700	Daihatsu Motor Company, Ltd.	124,383
1,400	Daito Trust Construction Company, Ltd.	112,000
22,050	Darden Restaurants, Inc.	1,035,688
20,905	Discovery Communications, Inc.[a]	925,255
7,468	Dollar Tree, Inc.[a]	429,410
10,600	Fiat SPA	113,184
60,888	Foot Locker, Inc.	1,310,310
119,550	Ford Motor Company[a]	1,849,439
27,900	Isuzu Motors, Ltd.	119,656
24,000	Kingfisher plc	110,263
33,500	Link REIT	105,579
19,000	Lowe’s Companies, Inc.	498,750
20,522	Macy’s, Inc.	490,681
51,239	McDonald’s Corporation	4,012,526
1,400	Metro AG	102,741
1,900	Netflix, Inc.[a]	442,073
17,370	Omnicom Group, Inc.	854,430
6,365	Panera Bread Company[a]	770,865
16,450	Phillips-Van Heusen Corporation	1,158,245
118,379	Pier 1 Imports, Inc.[a]	1,441,856
3,500	ProSiebenSat.1 Media AG	100,285
1,900	Publicis Groupe SA	107,627
7,900	Reed Elsevier NV	103,064
25,404	Signet Jewelers, Ltd.[a]	1,111,425
22,420	Staples, Inc.	473,959
13,400	Tabcorp Holdings, Ltd.	112,331
11,010	Time Warner Cable, Inc.	860,211
98,660	TJX Companies, Inc.	5,290,149
3,500	Vivendi SA	109,734
5,700	Volvo AB	112,017
26,120	Walt Disney Company	1,125,772
18,128	Warnaco Group, Inc.[a]	1,166,718
16,100	Williams-Sonoma, Inc.	698,901
77,326	Yum! Brands, Inc.	4,147,767

	Total Consumer Discretionary	35,899,092

Consumer Staples (1.2%)
17,720	Altria Group, Inc.	475,605
24,462	Anheuser-Busch InBev NV ADR	1,564,834
6,300	Associated British Foods plc	106,097
7,400	Autogrill SPA[a]	106,081
1,100	Casino Guichard Perrachon SA	115,735
29,352	Corn Products International, Inc.	1,617,295
5,910	Diageo plc ADR	480,897
10,499	Diamond Foods, Inc.	688,734
16,611	Flowers Foods, Inc.	507,632
2,100	Heineken Holding NV	110,800
12,195	Herbalife, Ltd.	1,094,867
18,800	J Sainsbury plc	109,500
6,300	Jeronimo Martins SGPS SA	103,322
28,937	Kraft Foods, Inc.	971,705
17,600	Marks and Spencer Group plc	114,346
4,400	McDonald’s Holdings Company Japan, Ltd.	112,763
2,700	MEIJI Holdings Company, Ltd.	115,317
1,800	Nestle SA	111,723
84,797	Philip Morris International, Inc.	5,888,304
3,600	Suedzucker AG	110,975
11,811	TreeHouse Foods, Inc.[a]	716,573
28,825	Walgreen Company	1,231,404

	Total Consumer Staples	16,454,509

Energy (2.3%)
6,614	Alpha Natural Resources, Inc.[a]	384,736
21,420	Apache Corporation	2,856,785
28,025	Arch Coal, Inc.	961,258
30,290	Baker Hughes, Inc.	2,344,749
11,722	BP plc ADR	540,853
6,400	Caltex Australia, Ltd.	99,743
51,708	Chevron Corporation	5,658,924
17,120	ConocoPhillips	1,351,282
32,900	Cosmo Oil Company, Ltd.	108,600
4,200	Eni SPA	112,441

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Shares	Common Stock (19.5%)	Value
Energy (2.3%) - continued
31,104	ENSCO International plc ADR	$1,854,420
51,823	Forest Oil Corporation[a]	1,860,964
900	Idemitsu Kosan Company, Ltd.	106,435
89,742	International Coal Group, Inc.[a]	989,854
11,891	National Oilwell Varco, Inc.	911,921
38,366	Occidental Petroleum Corporation	4,384,850
15,839	Oil States International, Inc.[a]	1,314,795
2,300	OMV AG	104,850
39,953	Patriot Coal Corporation[a]	1,006,017
2,900	Repsol YPF SA	103,520
2,800	Royal Dutch Shell plc	108,929
12,755	Schlumberger, Ltd.	1,144,761
28,295	Swift Energy Company[a]	1,108,881
34,600	Weatherford International, Ltd.[a]	746,668
9,400	Whiting Petroleum Corporation[a]	653,300

	Total Energy	30,819,536

Financials (2.5%)
9,365	Affiliated Managers Group, Inc.[a]	1,021,534
72,164	Aflac, Inc.	4,054,895
700	Allianz AG	109,970
7,725	Ameriprise Financial, Inc.	479,413
8,730	Aon Corporation	455,444
14,100	Aviva plc	105,518
56,943	Bank of America Corporation	699,260
5,650	BlackRock, Inc.	1,107,061
1,400	BNP Paribas SA	110,668
11,400	British Land Company plc	114,777
9,590	Capital One Financial Corporation	524,861
90,230	Citigroup, Inc.[a]	414,156
14,300	Criteria Caixacorp SA	105,475
29,829	Duke Realty Corporation	454,892
10,900	Endurance Specialty Holdings, Ltd.	483,306
25,647	Equity One, Inc.	508,324
2,000	Erste Group Bank AG	100,967
37,634	Fifth Third Bancorp	499,403
3,960	Goldman Sachs Group, Inc.	598,000
1,800	Hannover Rueckversicherung AG	108,848
26,482	HCC Insurance Holdings, Inc.	861,724
34,635	Host Hotels & Resorts, Inc.	616,157
3,198	IntercontinentalExchange, Inc.[a]	384,879
50,070	Itau Unibanco Holding SA ADR	1,189,162
78,228	J.P. Morgan Chase & Company	3,569,544
36,826	LaSalle Hotel Properties	1,036,284
10,336	Lazard, Ltd.	423,776
52,500	Legal & General Group plc	107,973
7,300	London Stock Exchange Group plc	106,548
9,200	M&T Bank Corporation	813,004
10,050	MetLife, Inc.	470,239
39,000	Nishi-Nippon City Bank, Ltd.	110,463
16,400	Northern Trust Corporation	819,836
93,146	Ocwen Financial Corporation[a]	1,114,958
7,200	Pohjola Bank plc	106,843
492,770	Popular, Inc.[a]	1,552,225
21,817	Principal Financial Group, Inc.	736,324
12,050	State Street Corporation	560,928
22,803	SVB Financial Group[a]	1,378,213
38,900	Texas Capital Bancshares, Inc.[a]	1,003,620
36,070	Unum Group	955,134
5,280	Vanguard REIT ETF	326,462
25,273	W.R. Berkley Corporation	824,153
29,630	Wells Fargo & Company	862,529
67,098	Zions Bancorporation	1,640,546
400	Zurich Financial Services AGa	112,471

	Total Financials	33,740,767

Health Care (2.4%)
7,480	Abbott Laboratories	389,259
5,700	Alexion Pharmaceuticals, Inc.[a]	552,273
53,248	Align Technology, Inc.[a]	1,285,407
5,950	Allergan, Inc.	473,382
2,200	AstraZeneca plc	109,155
8,580	Baxter International, Inc.	488,202
12,911	C.R. Bard, Inc.	1,378,249
6,015	Celgene Corporation[a]	354,163
25,690	Covance, Inc.[a]	1,608,194
15,500	Coventry Health Care, Inc.[a]	500,185
14,870	Covidien plc	828,110
111,515	Eli Lilly and Company	4,127,170
1,100	Fresenius SE & Company KGaA	115,518
13,950	HCA Holdings, Inc.[a]	457,560
50,663	Health Net, Inc.[a]	1,687,078
72,123	Johnson & Johnson	4,739,924
21,850	McKesson Corporation	1,813,769
80,504	Mylan, Inc.[a]	2,006,160
47,976	Pfizer, Inc.	1,005,577
41,604	PSS World Medical, Inc.[a]	1,196,531
7,600	Quest Diagnostics, Inc.	428,488
27,763	Thermo Fisher Scientific, Inc.[a]	1,665,502
7,800	Thoratec Corporation[a]	239,460
15,302	United Therapeutics Corporation[a]	1,024,622
14,291	UnitedHealth Group, Inc.	703,546
23,071	Universal Health Services, Inc.	1,263,829
5,742	Varian Medical Systems, Inc.[a]	403,088
9,186	Vertex Pharmaceuticals, Inc.[a]	505,414
4,900	Waters Corporation[a]	480,200
14,202	Zimmer Holdings, Inc.[a]	926,681

	Total Health Care	32,756,696

Industrials (2.4%)
10	A P Moller - Maersk AS	101,351
8,400	Asahi Glass Company, Ltd.	106,649
25,400	Boeing Company	2,026,412
15,130	Caterpillar, Inc.	1,746,153
14	Central Japan Railway Company	105,850
10,189	Chicago Bridge and Iron Company	413,062
700	Christian Dior SA	112,284
6,155	CSX Corporation	484,337
38,370	Deluxe Corporation	1,039,060
1,600	Eiffage SA	110,593
37,423	EMCOR Group, Inc.[a]	1,158,990
44,040	Emerson Electric Company	2,675,870
8,128	Expeditors International of Washington, Inc.	441,107
19,700	FirstGroup plc	107,042
37,931	FTI Consulting, Inc.[a]	1,513,447
16,400	Fuji Heavy Industries, Ltd.	122,070
49,401	General Electric Company	1,010,250
21,000	Hitachi, Ltd.	113,982
9,826	Honeywell International, Inc.	601,646
5,540	Huntington Ingalls Industries, Inc.[a]	221,600

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Shares	Common Stock (19.5%)	Value
Industrials (2.4%) - continued
44,000	IHI Corporation	$111,954
50,805	Knight Transportation, Inc.	914,998
48,303	Lockheed Martin Corporation	3,828,013
119,750	Manitowoc Company, Inc.	2,657,253
7,200	Manpower, Inc.	477,000
59,029	Oshkosh Corporation[a]	1,868,858
9,074	Parker Hannifin Corporation	855,860
13,100	Republic Services, Inc.	414,222
6,990	Rockwell Collins, Inc.	441,069
21,400	SembCorp Marine, Ltd.	99,299
53,927	Shaw Group, Inc.[a]	2,097,760
5,921	Siemens AG ADR	864,111
55,900	Sojitz Corporation	107,871
7,126	SPX Corporation	616,043
7,700	Sumitomo Corporation	106,220
21,107	Teledyne Technologies, Inc.[a]	1,065,692
18,370	Textron, Inc.	479,457
11,900	Tyco International, Ltd.	580,006
6,320	United Technologies Corporation	566,146
8,460	WESCO International, Inc.[a]	524,097

	Total Industrials	32,887,684

Information Technology (4.1%)
13,537	Akamai Technologies, Inc.[a]	466,214
8,700	Alliance Data Systems Corporation[a]	826,500
12,902	Apple, Inc.[a]	4,492,863
25,150	Broadcom Corporation[a]	884,777
190,256	Brocade Communications[a]	1,189,100
5,050	Cognizant Technology Solutions Corporation[a]	418,645
27,749	CommVault Systems, Inc.[a]	1,093,033
42,321	Compuware Corporation[a]	479,497
222,277	Corning, Inc.	4,654,480
15,449	eBay, Inc.[a]	531,446
59,400	EMC Corporation[a]	1,683,396
7,401	F5 Networks, Inc.[a]	750,165
5,977	Google, Inc.[a]	3,252,086
40,298	GSI Commerce, Inc.[a]	1,179,522
19,486	Hewlett-Packard Company	786,650
19,909	Informatica Corporation[a]	1,115,103
29,667	International Business Machines Corporation	5,060,597
13,021	Juniper Networks, Inc.[a]	499,095
8,800	Lam Research Corporation[a]	425,128
174,123	Microsoft Corporation	4,530,680
63,000	Monster Worldwide, Inc.[a]	1,033,830
24,266	Netlogic Microsystems, Inc.[a]	1,046,593
18,250	NXP Semiconductors NVa	609,550
76,230	Oracle Corporation	2,748,091
32,310	Plantronics, Inc.	1,197,732
36,146	Plexus Corporation[a]	1,318,968
33,400	QUALCOMM, Inc.	1,898,456
44,931	Quest Software, Inc.[a]	1,157,423
5,113	Salesforce.com, Inc.[a]	708,662
18,941	TE Connectivity, Ltd.	679,035
121,385	Teradyne, Inc.[a]	1,954,298
69,547	TIBCO Software, Inc.[a]	2,085,715
33,600	ValueClick, Inc.[a]	562,800
14,800	VeriFone Systems, Inc.[a]	811,336
7,450	Visa, Inc.	581,994
17,200	VMware, Inc.[a]	1,641,396
69,420	Xerox Corporation	700,448
33,565	Xilinx, Inc.	1,170,076

	Total Information Technology	56,225,380

Materials (0.9%)
9,893	Albemarle Corporation	697,951
7,810	Allegheny Technologies, Inc.	562,320
16,900	Asahi Kasei Corporation	116,817
19,000	Balfour Beatty plc	104,245
1,200	BASF SE	123,212
2,600	BHP Billiton plc	109,923
4,600	Boliden ABa	103,754
9,250	CF Industries Holdings, Inc.	1,309,337
21,000	Daido Steel Company, Ltd.	120,036
12,770	Dow Chemical Company	523,442
24,139	E.I. du Pont de Nemours and Company	1,370,854
23,850	Freeport-McMoRan Copper & Gold, Inc.	1,312,465
2,000	Henkel AG & Company KGaA	113,537
34,241	International Paper Company	1,057,362
10,500	ITOCHU Corporation	109,380
14,600	Marubeni Corporation	106,662
17,400	Mitsubishi Chemical Holdings Corporation	117,822
31,000	Mitsui Chemicals, Inc.	113,582
32,000	Mitsui Mining and Smelting Company, Ltd.	114,564
60,700	OZ Minerals, Ltd.	96,343
5,688	Sigma-Aldrich Corporation	401,459
14,686	Silgan Holdings, Inc.	673,500
31,688	Steel Dynamics, Inc.	576,405
8,300	Stora Enso Oyj	100,058
23,800	Temple-Inland, Inc.	560,014
4,600	UPM-Kymmene Oyj	94,344
46,650	Vale SA SP ADR	1,558,110

	Total Materials	12,247,498

Technology (<0.1%)
248,000	PCCW, Ltd.	98,474

	Total Technology	98,474

Telecommunications Services (0.4%)
21,110	AT&T, Inc.	656,943
33,400	BT Group plc	109,650
6,500	Deutsche Telekom AG	107,413
4,500	France Telecom SA	105,447
5,900	Koninklijke (Royal) KPN NV	93,629
1,600	Mobistar SA	118,697
50,200	NII Holdings, Inc.[a]	2,087,316
60	NTT DoCoMo, Inc.	111,323
200	Swisscom AG	91,797
66,700	Telecom Italia SPA	100,277
4,000	Telefonica SA	107,453
27,953	Verizon Communications, Inc.	1,056,064
35,700	Vodafone Group plc	103,194

	Total Telecommunications Services	4,849,203

Utilities (0.7%)
8,399	Alliant Energy Corporation	332,097
33,280	American Electric Power Company, Inc.	1,214,054

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Shares	Common Stock (19.5%)	Value
Utilities (0.7%) - continued
19,600	Centrica plc	$105,255
23,900	CMS Energy Corporation	473,220
95,238	Exelon Corporation	4,014,282
5,400	Gas Natural SDG SA	111,028
5,200	Hokuriku Electric Power Company	105,464
10,800	National Grid plc	110,803
32,627	NV Energy, Inc.	495,604
6,100	Public Power Corporation SA	100,926
4,400	Severn Trent plc	110,606
25,782	Southwest Gas Corporation	1,025,350
5,200	The Kansai Electric Power Company, Inc.	109,524
46,263	UGI Corporation	1,540,558
8,510	Xcel Energy, Inc.	207,048

	Total Utilities	10,055,819

	Total Common Stock (cost $226,205,640)	266,457,449

Principal Amount	Long-Term Fixed Income (4.8%)	Value
Asset-Backed Securities (0.6%)
	Citigroup Mortgage Loan Trust, Inc.
944,811	0.363%, 8/25/2036[b]	787,719
	GSAMP Trust
969,743	0.393%, 2/25/2036[b]	841,036
	J.P. Morgan Mortgage Acquisition Corporation
2,000,000	5.461%, 10/25/2036	1,598,202
	Morgan Stanley Capital, Inc.
892,198	0.363%, 2/25/2037[b]	586,075
	Renaissance Home Equity Loan Trust
3,418,790	5.746%, 5/25/2036	2,481,908
1,780,000	6.011%, 5/25/2036	1,129,481

	Total Asset-Backed Securities	7,424,421

Basic Materials (0.2%)
	ArcelorMittal
650,000	7.000%, 10/15/2039	679,796
	Dow Chemical Company
650,000	4.250%, 11/15/2020	636,522
	FMG Resources Property, Ltd.
270,000	7.000%, 11/1/2015[c]	284,850
	Georgia-Pacific, LLC
240,000	8.000%, 1/15/2024	279,600
	Lyondell Chemical Company
250,000	11.000%, 5/1/2018	282,500
	Novelis, Inc.
270,000	8.375%, 12/15/2017	298,350

	Total Basic Materials	2,461,618

Capital Goods (<0.1%)
	Associated Materials, LLC
270,000	9.125%, 11/1/2017[c]	290,588
	Case New Holland, Inc.
260,000	7.875%, 12/1/2017[c]	290,550

	Total Capital Goods	581,138

Principal Amount	Long-Term Fixed Income (4.8%)	Value
Collateralized Mortgage Obligations (0.5%)
	Citigroup Mortgage Loan Trust, Inc.
412,416	5.500%, 11/25/2035	372,121
	CitiMortgage Alternative Loan Trust
1,376,283	5.750%, 4/25/2037	1,099,614
	Countrywide Alternative Loan Trust
279,390	6.000%, 1/25/2037	198,167
1,205,013	5.500%, 5/25/2037	926,110
1,050,181	7.000%, 10/25/2037	692,216
	Countrywide Home Loans, Inc.
882,705	5.750%, 4/25/2037	808,809
	Deutsche Alt-A Securities, Inc.
293,314	5.500%, 10/25/2021	278,763
517,485	6.000%, 10/25/2021	454,736
	J.P. Morgan Mortgage Trust
148,049	5.597%, 10/25/2036	131,877
	MASTR Alternative Loans Trust
323,104	6.500%, 7/25/2034	338,836
	Merrill Lynch Alternative Note Asset Trust
328,616	6.000%, 3/25/2037	270,879
	Sequoia Mortgage Trust
528,458	5.374%, 9/20/2046	134,723
	WaMu Mortgage Pass Through Certificates
292,515	5.848%, 9/25/2036	256,276
609,072	5.976%, 10/25/2036	580,935

	Total Collateralized Mortgage Obligations	6,544,062

Commercial Mortgage-Backed Securities (0.7%)
	Banc of America Commercial Mortgage, Inc.
1,400,000	5.826%, 4/10/2049	1,517,460
2,550,000	5.802%, 6/10/2049	2,744,106
	Bear Stearns Commercial Mortgage Securities, Inc.
1,500,000	5.331%, 2/11/2044	1,602,743
	Credit Suisse First Boston Mortgage Securities
1,300,000	5.542%, 1/15/2049	1,381,865
	Credit Suisse Mortgage Capital Certificates
700,000	5.509%, 9/15/2039	707,615
	Greenwich Capital Commercial Funding Corporation
900,000	5.867%, 12/10/2049	917,406
	Morgan Stanley Capital, Inc.
450,000	5.406%, 3/15/2044	453,792
	Wachovia Bank Commercial Mortgage Trust
1,050,000	5.603%, 10/15/2048	1,074,682

	Total Commercial Mortgage- Backed Securities	10,399,669

Communications Services (0.3%)
	Cablevision Systems Corporation
280,000	8.625%, 9/15/2017	313,600

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (4.8%)	Value
Communications Services (0.3%) - continued
	CBS Corporation
$325,000	7.875%, 7/30/2030	$386,040
325,000	5.900%, 10/15/2040	314,423
	CCO Holdings, LLC
270,000	7.000%, 1/15/2019	282,825
	Cox Communications, Inc.
650,000	6.950%, 6/1/2038[c]	728,334
	Cricket Communications, Inc.
240,000	7.750%, 10/15/2020	245,100
	Frontier Communications Corporation
305,000	8.250%, 4/15/2017	330,544
	Intelsat Luxembourg SA
300,000	11.500%, 2/4/2017[c]	328,500
	NII Capital Corporation
230,000	7.625%, 4/1/2021	243,225
	Virgin Media Finance plc
250,000	9.500%, 8/15/2016	286,563
	Wind Acquisition Finance SA
276,000	7.250%, 2/15/2018[c]	291,870

	Total Communications Services	3,751,024

Consumer Cyclical (0.2%)
	Goodyear Tire & Rubber Company
230,000	8.250%, 8/15/2020	255,587
	Home Depot, Inc.
650,000	5.875%, 12/16/2036	661,652
	Macy’s Retail Holdings, Inc.
240,000	8.375%, 7/15/2015	280,200
	MGM Resorts International
240,000	11.125%, 11/15/2017	279,000
	Rite Aid Corporation
280,000	7.500%, 3/1/2017	285,250
	Starwood Hotels & Resorts Worldwide, Inc.
270,000	6.750%, 5/15/2018	294,975
	West Corporation
270,000	7.875%, 1/15/2019[c]	278,100

	Total Consumer Cyclical	2,334,764

Consumer Non-Cyclical (0.3%)
	Altria Group, Inc.
650,000	9.950%, 11/10/2038	933,421
	Anheuser-Busch Companies, Inc.
325,000	6.450%, 9/1/2037	373,124
	Anheuser-Busch InBev Worldwide, Inc.
325,000	8.200%, 1/15/2039	451,369
	Community Health Systems, Inc.
270,000	8.875%, 7/15/2015	276,075
	JBS USA, LLC/JBS USA Finance, Inc.
240,000	11.625%, 5/1/2014	280,800
	Kraft Foods, Inc.
325,000	5.375%, 2/10/2020	351,752
325,000	7.000%, 8/11/2037	379,676
	Mylan, Inc.
250,000	7.875%, 7/15/2020[c]	276,250
	Reynolds Group Holdings, Ltd.
260,000	6.875%, 2/15/2021[c]	268,125
	UnitedHealth Group, Inc.
325,000	6.875%, 2/15/2038	373,634
325,000	5.700%, 10/15/2040	324,527

	Total Consumer Non-Cyclical	4,288,753

Energy (0.2%)
	Denbury Resources, Inc.
280,000	9.750%, 3/1/2016	315,700
	Linn Energy, LLC
280,000	7.750%, 2/1/2021[c]	299,950
	Pioneer Natural Resources Company
295,000	7.500%, 1/15/2020	334,292
	Plains Exploration & Production Company
280,000	7.625%, 6/1/2018	300,300
	SandRidge Energy, Inc.
270,000	8.000%, 6/1/2018[c]	285,525
	Weatherford International, Ltd.
655,000	6.750%, 9/15/2040	700,580

	Total Energy	2,236,347

Financials (0.3%)
	CIT Group, Inc.
315,815	7.000%, 5/1/2017	318,381
	General Electric Capital Corporation
650,000	6.750%, 3/15/2032	733,468
	HCP, Inc.
650,000	6.750%, 2/1/2041	687,606
	Health Care REIT, Inc.
260,000	6.500%, 3/15/2041	258,697
	Icahn Enterprises, LP
315,000	8.000%, 1/15/2018	325,238
	Prudential Financial, Inc.
650,000	6.200%, 11/15/2040	694,215
	XL Group plc
650,000	6.250%, 5/15/2027	659,201

	Total Financials	3,676,806

Mortgage-Backed Securities (0.4%)
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
4,450,000	4.500%, 5/1/2041[d]	4,578,632

	Total Mortgage-Backed Securities	4,578,632

Technology (<0.1%)
	Freescale Semiconductor, Inc.
260,000	9.250%, 4/15/2018[c]	288,600
	NXP BV/NXP Funding, LLC
230,000	9.750%, 8/1/2018[c]	266,225
	Seagate HDD Cayman
250,000	7.750%, 12/15/2018[c]	265,000

	Total Technology	819,825

Transportation (<0.1%)
	Delta Air Lines, Inc.
280,000	9.500%, 9/15/2014[c]	300,300

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (4.8%)	Value
Transportation (<0.1%) - continued
	Hertz Corporation
$270,000	6.750%, 4/15/2019[c]	$275,400

	Total Transportation	575,700

U.S. Government and Agencies (0.6%)
	U.S. Treasury Notes
4,725,000	2.500%, 4/30/2015	4,907,357
2,350,000	3.625%, 2/15/2021	2,413,892
1,175,000	4.375%, 5/15/2040	1,167,656

	Total U.S. Government and Agencies	8,488,905

U.S. Municipals (0.4%)
	California Various Purpose General Obligation Bonds
655,000	6.000%, 3/1/2033	700,260
	Massachusetts Development Finance Agency Revenue Bonds (Harvard University)
655,000	5.000%, 10/15/2040	674,873
	New York City Municipal Water Finance Authority Water and Sewer System Revenue Bonds
655,000	5.375%, 6/15/2043	674,539
	New York City Transitional Finance Authority Revenue Bonds
655,000	5.000%, 2/1/2035	660,987
	New York Dormitory Authority State University Revenue Bonds (Cornell University)
655,000	5.000%, 7/1/2035	670,425
	North Carolina Capital Facilities Finance Agency Educational Facilities Revenue Bonds (Wake Forest University)
655,000	5.000%, 1/1/2038	659,932
	Salt River, Arizona Agricultural Improvement and Power District Electric System Revenue Bonds
325,000	5.000%, 1/1/2039	327,652
	St. John the Baptist Parish, Louisiana Revenue Bonds (Marathon Oil Corporation)
655,000	5.125%, 6/1/2037	600,838

	Total U.S. Municipals	4,969,506

Utilities (0.1%)
	Energy Transfer Partners, LP
180,000	6.625%, 10/15/2036	194,083
325,000	7.500%, 7/1/2038	383,988
	Inergy, LP
280,000	7.000%, 10/1/2018[c]	295,400
	Markwest Energy Partners, LP/Markwest Energy Finance Corporation
270,000	6.500%, 8/15/2021	272,700
	NRG Energy, Inc.
280,000	7.375%, 2/1/2016	290,500

	Total Utilities	1,436,671

	Total Long-Term Fixed Income (cost $61,833,845)	64,567,841

Shares	Preferred Stock (<0.1%)	Value
Financials (<0.1%)
250	Ally Financial, Inc., 7.000%[c,e]	232,547

	Total Financials	232,547

	Total Preferred Stock (cost $237,100)	232,547

Principal Amount	Short-Term Investments (3.7%)[f]	Value
	Bryant Park Funding, LLC
6,225,000	0.090%, 5/2/2011[g]	6,224,969
	Federal Home Loan Bank Discount Notes
5,000,000	0.050%, 5/6/2011	4,999,958
7,000,000	0.030%, 5/11/2011[g]	6,999,936
6,320,000	0.040%, 5/17/2011	6,319,881
5,000,000	0.030%, 5/19/2011	4,999,921
5,000,000	0.040%, 5/25/2011	4,999,861
	Federal Home Loan Mortgage Corporation Discount Notes
4,600,000	0.159%, 8/29/2011[h,i]	4,597,575
	Federal National Mortgage Association Discount Notes
300,000	0.110%, 8/29/2011[i]	299,889
	Liberty Street Funding, LLC
7,645,000	0.080%, 5/2/2011	7,644,966
	U.S. Treasury Bills
3,900,000	0.140%, 8/18/2011[h]	3,898,342

	Total Short-Term Investments (at amortized cost)	50,985,298

	Total Investments (cost $1,246,155,891) 100.3%	$1,368,025,225

	Other Assets and Liabilities, Net (0.3%)	(4,138,388)

	Total Net Assets 100.0%	$1,363,886,837

a	Non-income producing security.
b	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of April 29, 2011.
c

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of April 29, 2011, the value of these investments was $5,546,114 or 0.4% of total net assets.

d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of April 29, 2011

(unaudited)

f	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
g	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
h	At April 29, 2011, $7,896,234 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
i	At April 29, 2011, $899,573 of investments were pledged as collateral with the custodian under the agreement between the counterparty, the custodian and the fund for open swap contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.
ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$132,789,743
Gross unrealized depreciation	(23,127,908)

Net unrealized appreciation (depreciation)	$109,661,835
Cost for federal income tax purposes	$1,258,363,390

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 29, 2011, in valuing Moderately Aggressive Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Mutual Funds
Equity Mutual Funds	768,193,751	768,193,751	–	–
Fixed Income Mutual Funds	217,588,339	217,588,339	–	–

Common Stock
Communications Services	422,791	–	422,791	–
Consumer Discretionary	35,899,092	34,232,428	1,666,664	–
Consumer Staples	16,454,509	15,237,850	1,216,659	–
Energy	30,819,536	30,075,018	744,518	–
Financials	33,740,767	32,440,246	1,300,521	–
Health Care	32,756,696	32,532,023	224,673	–
Industrials	32,887,684	31,582,519	1,305,165	–
Information Technology	56,225,380	56,225,380	–	–
Materials	12,247,498	10,603,219	1,644,279	–
Technology	98,474	–	98,474	–
Telecommunications Services	4,849,203	3,800,323	1,048,880	–
Utilities	10,055,819	9,302,213	753,606	–

Long-Term Fixed Income
Asset-Backed Securities	7,424,421	–	7,424,421	–
Basic Materials	2,461,618	–	2,461,618	–
Capital Goods	581,138	–	581,138	–
Collateralized Mortgage Obligations	6,544,062	–	6,544,062	–
Commercial Mortgage-Backed Securities	10,399,669	–	10,399,669	–
Communications Services	3,751,024	–	3,751,024	–
Consumer Cyclical	2,334,764	–	2,334,764	–
Consumer Non-Cyclical	4,288,753	–	4,288,753	–
Energy	2,236,347	–	2,236,347	–
Financials	3,676,806	–	3,676,806	–
Mortgage-Backed Securities	4,578,632	–	4,578,632	–
Technology	819,825	–	819,825	–
Transportation	575,700	–	575,700	–
U.S. Government and Agencies	8,488,905	–	8,488,905	–
U.S. Municipals	4,969,506	–	4,969,506	–
Utilities	1,436,671	–	1,436,671	–

Preferred Stock
Financials	232,547	–	232,547	–
Short-Term Investments	50,985,298	–	50,985,298	–

Total	$1,368,025,225	$1,241,813,309	$126,211,916	$–

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	7,597,892	7,597,892	–	–

Total Asset Derivatives	$7,597,892	$7,597,892	$–	$–

Liability Derivatives
Futures Contracts	9,463,804	9,463,804	–	–
Credit Default Swaps	163,501	–	163,501	–

Total Liability Derivatives	$9,627,305	$9,463,804	$163,501	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain /(Loss)
2-Yr. U.S. Treasury Bond Futures	(60)	June 2011	($13,077,005)	($13,147,500)	($70,495)
5-Yr. U.S. Treasury Bond Futures	(200)	June 2011	(23,504,195)	(23,693,750)	(189,555)
10-Yr. U.S. Treasury Bond Futures	(75)	June 2011	(9,023,209)	(9,085,548)	(62,339)
E-Mini MSCI EAFE Index Futures	209	June 2011	17,419,628	18,780,741	1,361,113
Russell 2000 Index Mini-Futures	(780)	June 2011	(62,822,620)	(67,384,200)	(4,561,580)
S&P 400 Index Mini-Futures	(781)	June 2011	(74,574,515)	(79,154,350)	(4,579,835)
S&P 500 Index Futures	404	June 2011	131,092,921	137,329,700	6,236,779
Total Futures Contracts					($1,865,912)

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX HY, Series 15, 5 Year, at 5.00%; Bank of America	Buy	12/20/2015	$5,500,000	$233,062	($252,720)	($19,658)
CDX HY, Series 15, 5 Year, at 5.00%; J.P. Morgan Chase and Co.	Buy	12/20/2015	7,500,000	322,289	(344,619)	(22,330)
CDX HY, Series 15, 5 Year, at 5.00%; J.P. Morgan Chase and Co.	Buy	12/20/2015	7,500,000	223,106	(344,619)	(121,513)
Total Credit Default Swaps					($941,958)	($163,501)

1

As the buyer of protection, Moderately Aggressive Allocation Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Moderately Aggressive Allocation Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.

2	The maximum potential amount of future payments Moderately Aggressive Allocation Fund could be required to make as the seller or receive as the buyer of protection.
3

The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of April 29, 2011

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 29, 2011, for Moderately Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$7,597,892
Total Equity Contracts		7,597,892

Total Asset Derivatives		$7,597,892

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	322,389
Total Interest Rate Contracts		322,389

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	9,141,415
Total Equity Contracts		9,141,415

Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	163,501
Total Credit Contracts		163,501

Total Liability Derivatives		$9,627,305

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 29, 2011, for Moderately Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(2,481,449)

Total Equity Contracts		(2,481,449)

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(71,484)

Total Foreign Exchange Contracts		(71,484)

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(160,888)

Total Credit Contracts		(160,888)

Total		($2,713,821)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of April 29, 2011

(unaudited)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 29, 2011, for Moderately Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(322,389)
Total Interest Rate Contracts		(322,389)
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(970,491)
Total Equity Contracts		(970,491)
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(163,501)
Total Credit Contracts		(163,501)

Total		($1,456,381)

The following table presents Moderately Aggressive Allocation Fund’s average volume of derivative activity during the period ended April 29, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)
Equity Contracts	$119,127,232	9.5%	N/A	N/A	N/A	N/A
Interest Rate Contracts	10,114,781	0.8	N/A	N/A	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$196,355	<0.1%	N/A	N/A
Credit Contracts	N/A	N/A	N/A	N/A	$7,949,905	0.6%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Moderately Aggressive Allocation Fund, is as follows:

Fund	Value October 31, 2010	Gross Purchases	Gross Sales	Shares Held at April 29, 2011	Value April 29, 2011	Income Earned November 1, 2010 - April 29, 2011
Real Estate Securities	$37,300,246	$516,996	$–	3,982,592	$43,091,642	$516,996
Partner Small Cap Growth	34,702,418	–	–	3,151,900	45,387,358	–
Partner Small Cap Value	30,681,876	266,141	8,000,000	1,643,111	28,327,239	266,141
Small Cap Stock	18,812,514	–	–	1,344,712	23,693,817	–
Mid Cap Growth	32,587,165	–	–	1,758,617	38,531,289	–
Partner Mid Cap Value	45,006,623	273,227	5,000,000	3,609,996	47,724,152	273,227
Mid Cap Stock	62,218,251	193,014	4,500,000	4,016,385	72,053,940	193,014
Partner Worldwide Allocation	72,381,652	2,534,327	–	8,479,977	81,662,178	1,034,327
Partner International Stock	101,003,755	1,905,800	6,000,000	9,842,730	107,384,188	1,905,800
Large Cap Growth	73,161,485	–	–	14,261,498	82,859,304	–
Large Cap Value	91,471,178	1,366,022	–	7,297,379	107,709,313	1,366,022
Large Cap Stock	68,000,268	599,404	–	3,257,272	78,337,381	599,404
Equity Income Plus	9,754,392	103,373	–	1,146,635	11,431,950	103,373
High Yield	50,328,487	4,237,650	5,626,620	10,081,007	50,102,606	1,935,413
Income	88,540,345	5,445,409	519,088	10,639,412	93,626,829	2,188,456
Government Bond	24,514,680	1,390,063	148,311	2,441,883	24,956,042	262,974
Limited Maturity Bond	46,825,338	2,515,116	296,622	3,899,750	48,902,862	654,000
Total Value and Income Earned	887,290,673				985,782,090	11,299,147

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Shares	Mutual Funds (74.9%)	Value
Equity Mutual Funds (42.4%)
3,882,884	Thrivent Real Estate Securities Fund	$42,012,804
1,851,274	Thrivent Partner Small Cap Growth Fund[a]	26,658,351
1,555,328	Thrivent Partner Small Cap Value Fund	26,813,860
882,584	Thrivent Small Cap Stock Fund[a]	15,551,133
735,772	Thrivent Mid Cap Growth Fund[a]	16,120,773
2,185,388	Thrivent Partner Mid Cap Value Fund	28,890,834
2,616,880	Thrivent Mid Cap Stock Fund	46,946,830
7,810,749	Thrivent Partner Worldwide Allocation Fund	75,217,515
6,780,772	Thrivent Partner International Stock Fund	73,978,228
11,226,178	Thrivent Large Cap Growth Fund[a]	65,224,097
6,636,735	Thrivent Large Cap Value Fund	97,958,211
1,698,477	Thrivent Large Cap Stock Fund	40,848,375
1,119,888	Thrivent Equity Income Plus Fund	11,165,288

	Total Equity Mutual Funds	567,386,299

Fixed Income Mutual Funds (32.5%)
10,037,396	Thrivent High Yield Fund	49,885,859
20,761,709	Thrivent Income Fund	182,703,038
1,912,961	Thrivent Government Bond Fund	19,550,459
14,557,649	Thrivent Limited Maturity Bond Fund	182,552,914

	Total Fixed Income Mutual Funds	434,692,270

	Total Mutual Funds (cost $931,319,259)	1,002,078,569

Shares	Common Stock (14.3%)	Value
Communications Services (<0.1%)
6,200	Hellenic Telecommunications Organization SA	73,534
1,600	Nippon Telegraph & Telephone Corporation	74,556
4,800	Telekom Austria AG	74,194
8,500	TeliaSonera AB	69,367

	Total Communications Services	291,651

Consumer Discretionary (1.9%)
2,400	Aisin Seiki Company, Ltd.	84,652
4,950	Amazon.com, Inc.[a]	972,675
7,126	Autoliv, Inc.	571,006
652	Carlsberg AS	77,363
23,850	Carnival Corporation	907,970
4,352	Charter Communications, Inc.[a]	256,507
4,700	Daihatsu Motor Company, Ltd.	75,922
900	Daito Trust Construction Company, Ltd.	72,000
14,000	Darden Restaurants, Inc.	657,580
13,184	Discovery Communications, Inc.[a]	583,524
5,330	Dollar Tree, Inc.[a]	306,475
7,500	Fiat SPA	80,083
39,436	Foot Locker, Inc.	848,663
75,200	Ford Motor Company[a]	1,163,344
19,600	Isuzu Motors, Ltd.	84,059
16,800	Kingfisher plc	77,184
23,500	Link REIT	74,063
18,180	Lowe’s Companies, Inc.	477,225
19,642	Macy’s, Inc.	469,640
35,600	McDonald’s Corporation	2,787,836
1,000	Metro AG	73,386
1,400	Netflix, Inc.[a]	325,738
13,560	Omnicom Group, Inc.	667,016
4,510	Panera Bread Company[a]	546,206
10,550	Phillips-Van Heusen Corporation	742,826
76,551	Pier 1 Imports, Inc.[a]	932,391
2,500	ProSiebenSat.1 Media AG	71,633
1,300	Publicis Groupe SA	73,640
5,500	Reed Elsevier NV	71,753
16,435	Signet Jewelers, Ltd.[a]	719,031
21,450	Staples, Inc.	453,453
9,400	Tabcorp Holdings, Ltd.	78,799
10,560	Time Warner Cable, Inc.	825,053
67,200	TJX Companies, Inc.	3,603,264
2,500	Vivendi SA	78,382
4,000	Volvo AB	78,609
25,020	Walt Disney Company	1,078,362
11,703	Warnaco Group, Inc.[a]	753,205
11,800	Williams-Sonoma, Inc.	512,238
53,725	Yum! Brands, Inc.	2,881,809

	Total Consumer Discretionary	25,194,565

Consumer Staples (0.9%)
16,980	Altria Group, Inc.	455,743
15,474	Anheuser-Busch InBev NV ADR	989,872
4,400	Associated British Foods plc	74,100
5,100	Autogrill SPA[a]	73,110
800	Casino Guichard Perrachon SA	84,171
19,553	Corn Products International, Inc.	1,077,370
5,650	Diageo plc ADR	459,740
6,766	Diamond Foods, Inc.	443,850
12,040	Flowers Foods, Inc.	367,942
1,500	Heineken Holding NV	79,143
7,852	Herbalife, Ltd.	704,952
13,200	J Sainsbury plc	76,883
4,400	Jeronimo Martins SGPS SA	72,161
27,707	Kraft Foods, Inc.	930,401
12,300	Marks and Spencer Group plc	79,912
3,000	McDonald’s Holdings Company Japan, Ltd.	76,884
1,900	MEIJI Holdings Company, Ltd.	81,149
1,300	Nestle SA	80,689
61,866	Philip Morris International, Inc.	4,295,975
2,600	Suedzucker AG	80,149
8,308	TreeHouse Foods, Inc.[a]	504,046
27,605	Walgreen Company	1,179,286

	Total Consumer Staples	12,267,528

Energy (1.7%)
4,776	Alpha Natural Resources, Inc.[a]	277,820
16,402	Apache Corporation	2,187,535
18,184	Arch Coal, Inc.	623,711
23,430	Baker Hughes, Inc.	1,813,716
11,229	BP plc ADR	518,106
4,600	Caltex Australia, Ltd.	71,691
40,037	Chevron Corporation	4,381,649
16,370	ConocoPhillips	1,292,084
22,600	Cosmo Oil Company, Ltd.	74,601
2,900	Eni SPA	77,638

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Shares	Common Stock (14.3%)	Value
Energy (1.7%) - continued
23,470	ENSCO International plc ADR	$1,399,281
34,697	Forest Oil Corporation[a]	1,245,969
600	Idemitsu Kosan Company, Ltd.	70,957
58,064	International Coal Group, Inc.[a]	640,446
8,261	National Oilwell Varco, Inc.	633,536
26,656	Occidental Petroleum Corporation	3,046,514
10,238	Oil States International, Inc.[a]	849,856
1,600	OMV AG	72,939
25,862	Patriot Coal Corporation[a]	651,205
2,000	Repsol YPF SA	71,393
2,000	Royal Dutch Shell plc	77,806
8,086	Schlumberger, Ltd.	725,719
18,261	Swift Energy Company[a]	715,649
24,900	Weatherford International, Ltd.[a]	537,342
6,600	Whiting Petroleum Corporation[a]	458,700

	Total Energy	22,515,863

Financials (1.9%)
6,031	Affiliated Managers Group, Inc.[a]	657,861
50,138	Aflac, Inc.	2,817,254
500	Allianz AG	78,550
7,385	Ameriprise Financial, Inc.	458,313
8,360	Aon Corporation	436,141
9,900	Aviva plc	74,087
54,413	Bank of America Corporation	668,192
3,550	BlackRock, Inc.	695,587
1,000	BNP Paribas SA	79,049
8,000	British Land Company plc	80,545
9,170	Capital One Financial Corporation	501,874
86,400	Citigroup, Inc.[a]	396,576
10,000	Criteria Caixacorp SA	73,759
21,419	Duke Realty Corporation	326,640
7,800	Endurance Specialty Holdings, Ltd.	345,852
18,398	Equity One, Inc.	364,648
1,400	Erste Group Bank AG	70,677
36,054	Fifth Third Bancorp	478,437
3,800	Goldman Sachs Group, Inc.	573,838
1,300	Hannover Rueckversicherung AG	78,612
18,821	HCC Insurance Holdings, Inc.	612,435
24,957	Host Hotels & Resorts, Inc.	443,985
2,166	IntercontinentalExchange, Inc.[a]	260,678
31,550	Itau Unibanco Holding SA ADR	749,312
59,749	J.P. Morgan Chase & Company	2,726,347
23,781	LaSalle Hotel Properties	669,197
7,291	Lazard, Ltd.	298,931
36,800	Legal & General Group plc	75,684
5,100	London Stock Exchange Group plc	74,438
6,400	M&T Bank Corporation	565,568
9,600	MetLife, Inc.	449,184
27,000	Nishi-Nippon City Bank, Ltd.	76,474
11,800	Northern Trust Corporation	589,882
60,227	Ocwen Financial Corporation[a]	720,917
5,100	Pohjola Bank plc	75,680
328,192	Popular, Inc.[a]	1,033,805
20,907	Principal Financial Group, Inc.	705,611
11,550	State Street Corporation	537,653
16,152	SVB Financial Group[a]	976,227
25,106	Texas Capital Bancshares, Inc.[a]	647,735
34,590	Unum Group	915,943
5,060	Vanguard REIT ETF	312,860
18,082	W.R. Berkley Corporation	589,654
28,370	Wells Fargo & Company	825,851
44,816	Zions Bancorporation	1,095,751
300	Zurich Financial Services AGa	84,354

	Total Financials	25,370,648

Health Care (1.7%)
7,170	Abbott Laboratories	373,127
4,000	Alexion Pharmaceuticals, Inc.[a]	387,560
34,400	Align Technology, Inc.[a]	830,416
3,750	Allergan, Inc.	298,350
1,500	AstraZeneca plc	74,424
8,220	Baxter International, Inc.	467,718
10,827	C.R. Bard, Inc.	1,155,782
3,794	Celgene Corporation[a]	223,391
17,140	Covance, Inc.[a]	1,072,964
10,996	Coventry Health Care, Inc.[a]	354,841
14,250	Covidien plc	793,582
77,480	Eli Lilly and Company	2,867,535
800	Fresenius SE & Company KGaA	84,013
13,360	HCA Holdings, Inc.[a]	438,208
33,718	Health Net, Inc.[a]	1,122,809
51,888	Johnson & Johnson	3,410,079
13,700	McKesson Corporation	1,137,237
50,603	Mylan, Inc.[a]	1,261,027
45,943	Pfizer, Inc.	962,965
26,909	PSS World Medical, Inc.[a]	773,903
5,400	Quest Diagnostics, Inc.	304,452
17,509	Thermo Fisher Scientific, Inc.[a]	1,050,365
5,600	Thoratec Corporation[a]	171,920
9,920	United Therapeutics Corporation[a]	664,243
13,701	UnitedHealth Group, Inc.	674,500
14,940	Universal Health Services, Inc.	818,413
4,028	Varian Medical Systems, Inc.[a]	282,766
6,290	Vertex Pharmaceuticals, Inc.[a]	346,076
3,400	Waters Corporation[a]	333,200
11,990	Zimmer Holdings, Inc.[a]	782,348

	Total Health Care	23,518,214

Industrials (1.8%)
8	A P Moller - Maersk AS	81,081
5,200	Asahi Glass Company, Ltd.	66,021
18,020	Boeing Company	1,437,636
11,110	Caterpillar, Inc.	1,282,205
9	Central Japan Railway Company	68,046
7,190	Chicago Bridge and Iron Company	291,482
500	Christian Dior SA	80,203
4,403	CSX Corporation	346,472
24,858	Deluxe Corporation	673,155
1,200	Eiffage SA	82,944
24,172	EMCOR Group, Inc.[a]	748,607
31,960	Emerson Electric Company	1,941,890
5,716	Expeditors International of Washington, Inc.	310,207
13,800	FirstGroup plc	74,984
25,173	FTI Consulting, Inc.[a]	1,004,403
11,700	Fuji Heavy Industries, Ltd.	87,086
47,211	General Electric Company	965,465
15,000	Hitachi, Ltd.	81,416
9,406	Honeywell International, Inc.	575,929
5,310	Huntington Ingalls Industries, Inc.[a]	212,400

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Shares	Common Stock (14.3%)	Value
Industrials (1.8%) - continued
31,000	IHI Corporation	$78,877
32,868	Knight Transportation, Inc.	591,953
33,560	Lockheed Martin Corporation	2,659,630
80,902	Manitowoc Company, Inc.	1,795,215
5,100	Manpower, Inc.	337,875
39,924	Oshkosh Corporation[a]	1,263,994
7,709	Parker Hannifin Corporation	727,113
9,400	Republic Services, Inc.	297,228
6,680	Rockwell Collins, Inc.	421,508
15,300	SembCorp Marine, Ltd.	70,994
36,258	Shaw Group, Inc.[a]	1,410,436
3,767	Siemens AG ADR	549,756
39,200	Sojitz Corporation	75,645
4,984	SPX Corporation	430,867
5,400	Sumitomo Corporation	74,492
13,687	Teledyne Technologies, Inc.[a]	691,057
17,600	Textron, Inc.	459,360
8,300	Tyco International, Ltd.	404,542
6,040	United Technologies Corporation	541,063
8,090	WESCO International, Inc.[a]	501,175

	Total Industrials	23,794,412

Information Technology (2.9%)
8,583	Akamai Technologies, Inc.[a]	295,599
6,100	Alliance Data Systems Corporation[a]	579,500
8,102	Apple, Inc.[a]	2,821,359
15,850	Broadcom Corporation[a]	557,603
123,082	Brocade Communications[a]	769,262
3,250	Cognizant Technology Solutions Corporation[a]	269,425
17,968	CommVault Systems, Inc.[a]	707,760
30,014	Compuware Corporation[a]	340,059
163,019	Corning, Inc.	3,413,618
11,099	eBay, Inc.[a]	381,806
37,350	EMC Corporation[a]	1,058,499
4,634	F5 Networks, Inc.[a]	469,702
3,744	Google, Inc.[a]	2,037,110
26,150	GSI Commerce, Inc.[a]	765,410
12,300	Hewlett-Packard Company	496,551
12,837	Informatica Corporation[a]	719,000
22,182	International Business Machines Corporation	3,783,806
9,214	Juniper Networks, Inc.[a]	353,173
6,000	Lam Research Corporation[a]	289,860
127,240	Microsoft Corporation	3,310,785
40,786	Monster Worldwide, Inc.[a]	669,298
15,689	Netlogic Microsystems, Inc.[a]	676,667
11,350	NXP Semiconductors NVa	379,090
50,560	Oracle Corporation	1,822,688
20,824	Plantronics, Inc.	771,946
23,435	Plexus Corporation[a]	855,143
21,100	QUALCOMM, Inc.	1,199,324
28,937	Quest Software, Inc.[a]	745,417
3,228	Salesforce.com, Inc.[a]	447,401
18,171	TE Connectivity, Ltd.	651,430
82,013	Teradyne, Inc.[a]	1,320,409
46,873	TIBCO Software, Inc.[a]	1,405,721
23,900	ValueClick, Inc.[a]	400,325
10,500	VeriFone Systems, Inc.[a]	575,610
4,800	Visa, Inc.	374,976
10,850	VMware, Inc.[a]	1,035,415
66,530	Xerox Corporation	671,288
27,650	Xilinx, Inc.	963,879

	Total Information Technology	38,385,914

Materials (0.7%)
6,995	Albemarle Corporation	493,497
7,480	Allegheny Technologies, Inc.	538,560
11,300	Asahi Kasei Corporation	78,108
13,300	Balfour Beatty plc	72,971
800	BASF SE	82,141
1,800	BHP Billiton plc	76,101
3,200	Boliden ABa	72,177
5,750	CF Industries Holdings, Inc.	813,913
15,100	Daido Steel Company, Ltd.	86,311
12,220	Dow Chemical Company	500,898
23,079	E.I. du Pont de Nemours and Company	1,310,656
15,000	Freeport-McMoRan Copper & Gold, Inc.	825,450
1,400	Henkel AG & Company KGaA	79,476
21,598	International Paper Company	666,946
7,400	ITOCHU Corporation	77,087
9,600	Marubeni Corporation	70,134
11,800	Mitsubishi Chemical Holdings Corporation	79,902
22,000	Mitsui Chemicals, Inc.	80,607
23,100	Mitsui Mining and Smelting Company, Ltd.	82,701
42,600	OZ Minerals, Ltd.	67,615
5,375	Sigma-Aldrich Corporation	379,368
10,392	Silgan Holdings, Inc.	476,577
22,559	Steel Dynamics, Inc.	410,348
5,800	Stora Enso Oyj	69,920
17,100	Temple-Inland, Inc.	402,363
3,200	UPM-Kymmene Oyj	65,631
29,350	Vale SA SP ADR	980,290

	Total Materials	8,939,748

Technology (<0.1%)
174,000	PCCW, Ltd.	69,091

	Total Technology	69,091

Telecommunications Services (0.3%)
20,230	AT&T, Inc.	629,558
23,400	BT Group plc	76,821
4,600	Deutsche Telekom AG	76,015
3,200	France Telecom SA	74,984
4,100	Koninklijke (Royal) KPN NV	65,064
1,100	Mobistar SA	81,604
31,750	NII Holdings, Inc.[a]	1,320,165
42	NTT DoCoMo, Inc.	77,926
200	Swisscom AG	91,797
46,700	Telecom Italia SPA	70,209
2,800	Telefonica SA	75,217
26,762	Verizon Communications, Inc.	1,011,068
25,000	Vodafone Group plc	72,265

	Total Telecommunications Services	3,722,693

Utilities (0.5%)
5,700	Alliant Energy Corporation	225,378
31,890	American Electric Power Company, Inc.	1,163,347

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Shares	Common Stock (14.3%)	Value
Utilities (0.5%) - continued
13,700	Centrica plc	$73,571
17,200	CMS Energy Corporation	340,560
66,170	Exelon Corporation	2,789,065
3,800	Gas Natural SDG SA	78,131
3,600	Hokuriku Electric Power Company	73,014
7,500	National Grid plc	76,947
23,118	NV Energy, Inc.	351,162
4,300	Public Power Corporation SA	71,145
3,100	Severn Trent plc	77,927
16,683	Southwest Gas Corporation	663,483
3,600	The Kansai Electric Power Company, Inc.	75,824
30,977	UGI Corporation	1,031,534
8,160	Xcel Energy, Inc.	198,533

	Total Utilities	7,289,621

	Total Common Stock (cost $162,347,290)	191,359,948

Principal Amount	Long-Term Fixed Income (6.7%)	Value
Asset-Backed Securities (0.5%)
	Citigroup Mortgage Loan Trust, Inc.
1,606,179	0.363%, 8/25/2036[b]	1,339,123
	GSAMP Trust
2,063,284	0.393%, 2/25/2036[b]	1,789,437
	J.P. Morgan Mortgage Acquisition Corporation
2,000,000	5.461%, 10/25/2036	1,598,202
	Morgan Stanley Capital, Inc.
1,664,292	0.363%, 2/25/2037[b]	1,093,255
	Renaissance Home Equity Loan Trust
2,280,000	6.011%, 5/25/2036	1,446,751

	Total Asset-Backed Securities	7,266,768

Basic Materials (0.3%)
	ArcelorMittal
1,200,000	7.000%, 10/15/2039	1,255,008
	Dow Chemical Company
1,200,000	4.250%, 11/15/2020	1,175,118
	FMG Resources Property, Ltd.
270,000	7.000%, 11/1/2015[c]	284,850
	Georgia-Pacific, LLC
250,000	8.000%, 1/15/2024	291,250
	Lyondell Chemical Company
240,000	11.000%, 5/1/2018	271,200
	Novelis, Inc.
270,000	8.375%, 12/15/2017	298,350

	Total Basic Materials	3,575,776

Capital Goods (0.1%)
	Associated Materials, LLC
280,000	9.125%, 11/1/2017[c]	301,350
	Case New Holland, Inc.
260,000	7.875%, 12/1/2017[c]	290,550

	Total Capital Goods	591,900

Collateralized Mortgage Obligations (1.1%)
	Citigroup Mortgage Loan Trust, Inc.
773,279	5.500%, 11/25/2035	697,727
	CitiMortgage Alternative Loan Trust
2,676,105	5.750%, 4/25/2037	2,138,138
	Countrywide Alternative Loan Trust
936,313	6.000%, 4/25/2036	737,429
523,856	6.000%, 1/25/2037	371,563
2,458,227	5.500%, 5/25/2037	1,889,265
2,179,920	7.000%, 10/25/2037	1,436,873
	Countrywide Home Loans, Inc.
1,765,410	5.750%, 4/25/2037	1,617,617
	Deutsche Alt-A Securities, Inc.
549,965	5.500%, 10/25/2021	522,681
1,034,970	6.000%, 10/25/2021	909,471
	GSR Mortgage Loan Trust
1,969,174	0.403%, 8/25/2046[b]	1,630,055
	J.P. Morgan Mortgage Trust
884,349	5.737%, 6/25/2036	801,982
277,592	5.597%, 10/25/2036	247,268
	MASTR Alternative Loans Trust
608,197	6.500%, 7/25/2034	637,810
	Merrill Lynch Alternative Note Asset Trust
616,155	6.000%, 3/25/2037	507,898
	Sequoia Mortgage Trust
942,655	5.374%, 9/20/2046	240,318
	WaMu Mortgage Pass Through Certificates
292,515	5.848%, 9/25/2036	256,276
1,121,583	5.976%, 10/25/2036	1,069,771

	Total Collateralized Mortgage Obligations	15,712,142

Commercial Mortgage-Backed Securities (1.1%)
	Banc of America Commercial Mortgage, Inc.
2,400,000	5.826%, 4/10/2049	2,601,360
1,650,000	5.802%, 6/10/2049	1,775,598
	Bear Stearns Commercial Mortgage Securities, Inc.
1,500,000	5.331%, 2/11/2044	1,602,742
	Credit Suisse First Boston Mortgage Securities
2,400,000	5.542%, 1/15/2049	2,551,135
	Credit Suisse Mortgage Capital Certificates
1,200,000	5.509%, 9/15/2039	1,213,055
	Greenwich Capital Commercial Funding Corporation
1,600,000	5.867%, 12/10/2049	1,630,944
	Morgan Stanley Capital, Inc.
750,000	5.406%, 3/15/2044	756,320
	Wachovia Bank Commercial Mortgage Trust
1,800,000	5.603%, 10/15/2048	1,842,313

	Total Commercial Mortgage-Backed Securities	13,973,467

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (6.7%)	Value
Communications Services (0.4%)
	Cablevision Systems Corporation
$280,000	8.625%, 9/15/2017	$313,600
	CBS Corporation
600,000	7.875%, 7/30/2030	712,690
600,000	5.900%, 10/15/2040	580,474
	CCO Holdings, LLC
270,000	7.000%, 1/15/2019	282,825
	Cox Communications, Inc.
1,200,000	6.950%, 6/1/2038[c]	1,344,617
	Cricket Communications, Inc.
230,000	7.750%, 10/15/2020	234,887
	Frontier Communications Corporation
315,000	8.250%, 4/15/2017	341,381
	Intelsat Luxembourg SA
295,000	11.500%, 2/4/2017[c]	323,025
	NII Capital Corporation
230,000	7.625%, 4/1/2021	243,225
	Virgin Media Finance plc
250,000	9.500%, 8/15/2016	286,562
	Wind Acquisition Finance SA
276,000	7.250%, 2/15/2018[c]	291,870

	Total Communications Services	4,955,156

Consumer Cyclical (0.2%)
	Goodyear Tire & Rubber Company
230,000	8.250%, 8/15/2020	255,587
	Home Depot, Inc.
1,200,000	5.875%, 12/16/2036	1,221,511
	Macy’s Retail Holdings, Inc.
240,000	8.375%, 7/15/2015	280,200
	MGM Resorts International
240,000	11.125%, 11/15/2017	279,000
	Rite Aid Corporation
270,000	7.500%, 3/1/2017	275,063
	Starwood Hotels & Resorts Worldwide, Inc.
280,000	6.750%, 5/15/2018	305,900
	West Corporation
280,000	7.875%, 1/15/2019[c]	288,400

	Total Consumer Cyclical	2,905,661

Consumer Non-Cyclical (0.5%)
	Altria Group, Inc.
1,200,000	9.950%, 11/10/2038	1,723,240
	Anheuser-Busch Companies, Inc.
600,000	6.450%, 9/1/2037	688,844
	Anheuser-Busch InBev Worldwide, Inc.
600,000	8.200%, 1/15/2039	833,296
	Community Health Systems, Inc.
270,000	8.875%, 7/15/2015	276,075
	JBS USA, LLC/JBS USA Finance, Inc.
240,000	11.625%, 5/1/2014	280,800
	Kraft Foods, Inc.
600,000	5.375%, 2/10/2020	649,388
600,000	7.000%, 8/11/2037	700,940
	Mylan, Inc.
250,000	7.875%, 7/15/2020[c]	276,250
	Reynolds Group Holdings, Ltd.
260,000	6.875%, 2/15/2021[c]	268,125
	UnitedHealth Group, Inc.
600,000	6.875%, 2/15/2038	689,786
600,000	5.700%, 10/15/2040	599,127

	Total Consumer Non-Cyclical	6,985,871

Energy (0.2%)
	Denbury Resources, Inc.
270,000	9.750%, 3/1/2016	304,425
	Linn Energy, LLC
280,000	7.750%, 2/1/2021[c]	299,950
	Pioneer Natural Resources Company
295,000	7.500%, 1/15/2020	334,292
	Plains Exploration & Production Company
270,000	7.625%, 6/1/2018	289,575
	SandRidge Energy, Inc.
270,000	8.000%, 6/1/2018[c]	285,525
	Weatherford International, Ltd.
1,200,000	6.750%, 9/15/2040	1,283,506

	Total Energy	2,797,273

Financials (0.5%)
	CIT Group, Inc.
305,815	7.000%, 5/1/2017	308,300
	General Electric Capital Corporation
1,200,000	6.750%, 3/15/2032	1,354,096
	HCP, Inc.
1,200,000	6.750%, 2/1/2041	1,269,427
	Health Care REIT, Inc.
480,000	6.500%, 3/15/2041	477,594
	Icahn Enterprises, LP
305,000	8.000%, 1/15/2018	314,912
	Prudential Financial, Inc.
1,200,000	6.200%, 11/15/2040	1,281,628
	XL Group plc
1,200,000	6.250%, 5/15/2027	1,216,986

	Total Financials	6,222,943

Mortgage-Backed Securities (0.3%)
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
3,750,000	4.500%, 5/1/2041[d]	3,858,398

	Total Mortgage-Backed Securities	3,858,398

Technology (0.1%)
	Freescale Semiconductor, Inc.
260,000	9.250%, 4/15/2018[c]	288,600
	NXP BV/NXP Funding, LLC
230,000	9.750%, 8/1/2018[c]	266,225
	Seagate HDD Cayman
250,000	7.750%, 12/15/2018[c]	265,000

	Total Technology	819,825

Transportation (<0.1%)
	Delta Air Lines, Inc.
270,000	9.500%, 9/15/2014[c]	289,575

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (6.7%)	Value
Transportation (<0.1%) - continued
	Hertz Corporation
$280,000	6.750%, 4/15/2019[c]	$285,600

	Total Transportation	575,175

U.S. Government and Agencies (0.6%)
	U.S. Treasury Notes
4,725,000	2.500%, 4/30/2015	4,907,357
2,350,000	3.625%, 2/15/2021	2,413,892
1,175,000	4.375%, 5/15/2040	1,167,656

	Total U.S. Government and Agencies	8,488,905

U.S. Municipals (0.7%)
	California Various Purpose General Obligation Bonds
1,200,000	6.000%, 3/1/2033	1,282,920
	Massachusetts Development Finance Agency Revenue Bonds (Harvard University)
1,200,000	5.000%, 10/15/2040	1,236,408
	New York City Municipal Water Finance Authority Water and Sewer System Revenue Bonds
1,200,000	5.375%, 6/15/2043	1,235,796
	New York City Transitional Finance Authority Revenue Bonds
1,200,000	5.000%, 2/1/2035	1,210,968
	New York Dormitory Authority State University Revenue Bonds (Cornell University)
1,200,000	5.000%, 7/1/2035	1,228,260
	North Carolina Capital Facilities Finance Agency Educational Facilities Revenue Bonds (Wake Forest University)
1,200,000	5.000%, 1/1/2038	1,209,036
	Salt River, Arizona Agricultural Improvement and Power District Electric System Revenue Bonds
600,000	5.000%, 1/1/2039	604,896
	St. John the Baptist Parish, Louisiana Revenue Bonds (Marathon Oil Corporation)
1,200,000	5.125%, 6/1/2037	1,100,772

	Total U.S. Municipals	9,109,056

Utilities (0.1%)
	Energy Transfer Partners, LP
332,000	6.625%, 10/15/2036	357,974
600,000	7.500%, 7/1/2038	708,902
	Inergy, LP
270,000	7.000%, 10/1/2018[c]	284,850
	Markwest Energy Partners, LP/Markwest Energy Finance Corporation
270,000	6.500%, 8/15/2021	272,700
	NRG Energy, Inc.
270,000	7.375%, 2/1/2016	280,125

	Total Utilities	1,904,551

	Total Long-Term Fixed Income (cost $85,685,603)	89,742,867

Shares	Preferred Stock (<0.1%)	Value
Financials (<0.1%)
260	Ally Financial, Inc., 7.000%[c,e]	241,849

	Total Financials	241,849

	Total Preferred Stock (cost $246,612)	241,849

Principal Amount	Short-Term Investments (4.4%)[f]	Value
	Alpine Securitization Corporation
9,615,000	0.090%, 5/2/2011	9,614,952
	Ecolab, Inc.
9,900,000	0.080%, 5/2/2011	9,899,956
	Federal Home Loan Bank Discount Notes
27,000,000	0.042%, 5/6/2011	26,999,812
4,000,000	0.090%, 5/18/2011	3,999,820
	Federal Home Loan Mortgage Corporation Discount Notes
6,900,000	0.142%, 8/29/2011[g,h]	6,896,750
	Federal National Mortgage Association Discount Notes
300,000	0.110%, 8/29/2011[h]	299,889
	U.S. Treasury Bills
1,400,000	0.140%, 8/18/2011[g]	1,399,405

	Total Short-Term Investments (at amortized cost)	59,110,584

	Total Investments (cost $1,238,709,348) 100.3%	$1,342,533,817

	Other Assets and Liabilities, Net (0.3%)	(4,108,721)

	Total Net Assets 100.0%	$1,338,425,096

a	Non-income producing security.
b	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of April 29, 2011.
c

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of April 29, 2011, the value of these investments was $6,176,211 or 0.5% of total net assets.

d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
f	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of April 29, 2011

(unaudited)

g	At April 29, 2011, $7,696,438 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
h	At April 29, 2011, $899,607 of investments were pledged as collateral with the custodian under the agreement between the counterparty, the custodian and the fund for open swap contracts.

Definitions:
ADR	- American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	- Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.
ETF	- Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$105,490,444
Gross unrealized depreciation	(12,735,664)

Net unrealized appreciation (depreciation)	$92,754,780
Cost for federal income tax purposes	$1,249,779,037

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 29, 2011, in valuing Moderate Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Mutual Funds
Equity Mutual Funds	567,386,299	567,386,299	–	–
Fixed Income Mutual Funds	434,692,270	434,692,270	–	–
Common Stock
Communications Services	291,651	–	291,651	–
Consumer Discretionary	25,194,565	24,043,037	1,151,528	–
Consumer Staples	12,267,528	11,409,177	858,351	–
Energy	22,515,863	21,998,838	517,025	–
Financials	25,370,648	24,448,739	921,909	–
Health Care	23,518,214	23,359,777	158,437	–
Industrials	23,794,412	22,872,623	921,789	–
Information Technology	38,385,914	38,385,914	–	–
Materials	8,939,748	7,798,866	1,140,882	–
Technology	69,091	–	69,091	–
Telecommunications Services	3,722,693	2,960,791	761,902	–
Utilities	7,289,621	6,763,062	526,559	–
Long-Term Fixed Income
Asset-Backed Securities	7,266,768	–	7,266,768	–
Basic Materials	3,575,776	–	3,575,776	–
Capital Goods	591,900	–	591,900	–
Collateralized Mortgage Obligations	15,712,142	–	15,712,142	–
Commercial Mortgage-Backed Securities	13,973,467	–	13,973,467	–
Communications Services	4,955,156	–	4,955,156	–
Consumer Cyclical	2,905,661	–	2,905,661	–
Consumer Non-Cyclical	6,985,871	–	6,985,871	–
Energy	2,797,273	–	2,797,273	–
Financials	6,222,943	–	6,222,943	–
Mortgage-Backed Securities	3,858,398	–	3,858,398	–
Technology	819,825	–	819,825	–
Transportation	575,175	–	575,175	–
U.S. Government and Agencies	8,488,905	–	8,488,905	–
U.S. Municipals	9,109,056	–	9,109,056	–
Utilities	1,904,551	–	1,904,551	–
Preferred Stock
Financials	241,849	–	241,849	–
Short-Term Investments	59,110,584	–	59,110,584	–

Total	$1,342,533,817	$1,186,119,393	$156,414,424	$–

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	4,828,556	4,828,556	–	–

Total Asset Derivatives	$4,828,556	$4,828,556	$–	$–

Liability Derivatives
Futures Contracts	6,057,405	6,057,405	–	–
Credit Default Swaps	163,501	–	163,501	–

Total Liability Derivatives	$6,220,906	$6,057,405	$163,501	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(100)	June 2011	($21,795,008)	($21,912,500)	($117,492)
5-Yr. U.S. Treasury Bond Futures	(345)	June 2011	(40,564,143)	(40,871,719)	(307,576)
10-Yr. U.S. Treasury Bond Futures	(75)	June 2011	(9,023,209)	(9,085,548)	(62,339)
E-Mini MSCI EAFE Index Futures	65	June 2011	5,417,588	5,840,901	423,313
Russell 2000 Index Mini-Futures	(422)	June 2011	(33,973,827)	(36,456,580)	(2,482,753)
S&P 400 Index Mini-Futures	(527)	June 2011	(50,324,205)	(53,411,450)	(3,087,245)
S&P 500 Index Futures	288	June 2011	93,493,157	97,898,400	4,405,243
Total Futures Contracts					($1,228,849)

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX HY, Series 15, 5 Year, at 5.00%; Bank of America	Buy	12/20/2015	$5,500,000	$233,063	($252,721)	($19,658)
CDX HY, Series 15, 5 Year, at 5.00%; J.P. Morgan Chase and Co.	Buy	12/20/2015	7,500,000	322,289	(344,619)	(22,330)
CDX HY, Series 15, 5 Year, at 5.00%; J.P. Morgan Chase and Co.	Buy	12/20/2015	7,500,000	223,106	(344,619)	(121,513)
Total Credit Default Swaps					($941,959)	($163,501)

1

As the buyer of protection, Moderate Allocation Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Moderate Allocation Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.

2	The maximum potential amount of future payments Moderate Allocation Fund could be required to make as the seller or receive as the buyer of protection.
3

The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of April 29, 2011

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 29, 2011, for Moderate Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$4,828,556
Total Equity Contracts		4,828,556
Total Asset Derivatives		$4,828,556

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	487,407
Total Interest Rate Contracts		487,407

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	5,569,998
Total Equity Contracts		5,569,998

Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	163,501
Total Credit Contracts		163,501

Total Liability Derivatives		$6,220,906

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 29, 2011, for Moderate Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	3,272,549

Total Equity Contracts		3,272,549

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(50,167)

Total Foreign Exchange Contracts		(50,167)

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(160,888)

Total Credit Contracts		(160,888)

Total		$3,061,494

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of April 29, 2011

(unaudited)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 29, 2011, for Moderate Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(487,407)

Total Interest Rate Contracts		(487,407)

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(2,260,733)

Total Equity Contracts		(2,260,733)

Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(163,501)

Total Credit Contracts		(163,501)

Total		($2,911,641)

The following table presents Moderate Allocation Fund’s average volume of derivative activity during the period ended April 29, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)
Equity Contracts	$82,279,753	6.6%	N/A	N/A	N/A	N/A
Interest Rate
Contracts	15,785,420	1.3	N/A	N/A	N/A	N/A
Foreign Exchange
Contracts	N/A	N/A	$137,328	<0.1%	N/A	N/A
Credit Contracts	N/A	N/A	N/A	N/A	$7,949,905	0.6%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Moderate Allocation Fund, is as follows:

Fund	Value October 31, 2010	Gross Purchases	Gross Sales	Shares Held at April 29, 2011	Value April 29, 2011	Income Earned November 1, 2010 - April 29, 2011
Real Estate Securities	$36,366,401	$504,052	$–	3,882,884	$42,012,804	$504,052
Partner Small Cap
Growth	20,382,531	–	–	1,851,274	26,658,351	–
Partner Small Cap Value	29,431,466	251,922	8,000,000	1,555,328	26,813,860	251,922
Small Cap Stock	12,347,353	–	–	882,584	15,551,133	–
Mid Cap Growth	13,633,862	–	–	735,772	16,120,773	–
Partner Mid Cap Value	27,220,376	165,404	3,000,000	2,185,388	28,890,834	165,404
Mid Cap Stock	37,910,264	125,759	–	2,616,880	46,946,830	125,759
Partner Worldwide
Allocation	68,027,938	952,699	–	7,810,749	75,217,515	952,699
Partner International
Stock	66,483,433	1,312,928	1,000,000	6,780,772	73,978,228	1,312,928
Large Cap Growth	57,590,296	–	–	11,226,178	65,224,097	–
Large Cap Value	83,190,141	1,242,354	–	6,636,735	97,958,211	1,242,354
Large Cap Stock	35,458,174	312,554	–	1,698,477	40,848,375	312,554
Equity Income Plus	9,526,860	100,962	–	1,119,888	11,165,288	100,962
High Yield	49,918,470	4,401,928	5,592,817	10,037,396	49,885,859	1,924,301
Income	172,064,257	11,302,618	977,863	20,761,709	182,703,038	4,263,287
Government Bond	23,982,951	1,364,726	5,135,170	1,912,961	19,550,459	210,798
Limited Maturity Bond	174,144,828	9,980,154	1,047,711	14,557,649	182,552,914	2,438,014
Total Value and
Income Earned	917,679,601				1,002,078,569	13,805,034

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Shares	Mutual Funds (72.7%)	Value
Equity Mutual Funds (25.4%)
1,016,722	Thrivent Real Estate Securities Fund	$11,000,931
615,493	Thrivent Partner Small Cap Value Fund	10,611,099
167,827	Thrivent Small Cap Stock Fund[a]	2,957,114
1,082,397	Thrivent Partner Mid Cap Value Fund	14,309,289
426,187	Thrivent Mid Cap Stock Fund	7,645,797
2,561,153	Thrivent Partner Worldwide Allocation Fund	24,663,907
1,636,432	Thrivent Partner International Stock Fund	17,853,475
2,404,543	Thrivent Large Cap Growth Fund[a]	13,970,397
2,341,000	Thrivent Large Cap Value Fund	34,553,165
308,824	Thrivent Large Cap Stock Fund	7,427,212
462,360	Thrivent Equity Income Plus Fund	4,609,729

	Total Equity Mutual Funds	149,602,115

Fixed Income Mutual Funds (47.3%)
4,475,222	Thrivent High Yield Fund	22,241,855
8,576,925	Thrivent Income Fund	75,476,938
1,095,105	Thrivent Government Bond Fund	11,191,975
13,519,023	Thrivent Limited Maturity Bond Fund	169,528,552

	Total Fixed Income Mutual Funds	278,439,320

	Total Mutual Funds (cost $401,639,780)	428,041,435

Shares	Common Stock (11.8%)	Value
Consumer Discretionary (1.5%)
2,600	Amazon.com, Inc.[a]	510,900
1,756	Autoliv, Inc.	140,708
12,550	Carnival Corporation	477,779
1,100	Charter Communications, Inc.[a]	64,834
7,400	Darden Restaurants, Inc.	347,578
6,951	Discovery Communications, Inc.[a]	307,651
1,245	Dollar Tree, Inc.[a]	71,587
14,754	Foot Locker, Inc.	317,506
39,850	Ford Motor Company[a]	616,480
7,280	Lowe’s Companies, Inc.	191,100
7,857	Macy’s, Inc.	187,861
10,885	McDonald’s Corporation	852,404
400	Netflix, Inc.[a]	93,068
4,060	Omnicom Group, Inc.	199,711
1,028	Panera Bread Company[a]	124,501
5,500	Phillips-Van Heusen Corporation	387,255
28,649	Pier 1 Imports, Inc.[a]	348,945
6,146	Signet Jewelers, Ltd.[a]	268,888
8,580	Staples, Inc.	181,381
4,220	Time Warner Cable, Inc.	329,709
23,468	TJX Companies, Inc.	1,258,354
9,997	Walt Disney Company	430,871
4,392	Warnaco Group, Inc.[a]	282,669
2,700	Williams-Sonoma, Inc.	117,207
16,427	Yum! Brands, Inc.	881,144

	Total Consumer Discretionary	8,990,091

Consumer Staples (0.7%)
6,780	Altria Group, Inc.	181,975
8,138	Anheuser-Busch InBev NV ADR	520,588
6,212	Corn Products International, Inc.	342,281
2,270	Diageo plc ADR	184,710
2,529	Diamond Foods, Inc.	165,902
2,785	Flowers Foods, Inc.	85,110
2,946	Herbalife, Ltd.	264,492
11,071	Kraft Foods, Inc.	371,764
21,723	Philip Morris International, Inc.	1,508,445
1,802	TreeHouse Foods, Inc.[a]	109,327
11,030	Walgreen Company	471,202

	Total Consumer Staples	4,205,796

Energy (1.4%)
1,219	Alpha Natural Resources, Inc.[a]	70,909
7,590	Apache Corporation	1,012,278
6,790	Arch Coal, Inc.	232,897
10,710	Baker Hughes, Inc.	829,061
4,487	BP plc ADR	207,030
13,663	Chevron Corporation	1,495,279
6,550	ConocoPhillips	516,992
9,452	ENSCO International plc ADR	563,528
11,247	Forest Oil Corporation[a]	403,880
21,734	International Coal Group, Inc.[a]	239,726
1,965	National Oilwell Varco, Inc.	150,696
8,150	Occidental Petroleum Corporation	931,464
3,846	Oil States International, Inc.[a]	319,256
9,675	Patriot Coal Corporation[a]	243,616
4,300	Schlumberger, Ltd.	385,925
6,852	Swift Energy Company[a]	268,530
6,700	Weatherford International, Ltd.[a]	144,586
1,600	Whiting Petroleum Corporation[a]	111,200

	Total Energy	8,126,853

Financials (1.5%)
2,276	Affiliated Managers Group, Inc.[a]	248,266
15,331	Aflac, Inc.	861,449
2,955	Ameriprise Financial, Inc.	183,387
3,340	Aon Corporation	174,248
21,778	Bank of America Corporation	267,434
1,900	BlackRock, Inc.	372,286
3,670	Capital One Financial Corporation	200,859
34,520	Citigroup, Inc.[a]	158,447
5,755	Duke Realty Corporation	87,764
1,700	Endurance Specialty Holdings, Ltd.	75,378
4,675	Equity One, Inc.	92,659
14,408	Fifth Third Bancorp	191,194
1,520	Goldman Sachs Group, Inc.	229,535
4,980	HCC Insurance Holdings, Inc.	162,049
6,739	Host Hotels & Resorts, Inc.	119,887
466	IntercontinentalExchange, Inc.[a]	56,083
16,700	Itau Unibanco Holding SA ADR	396,625
27,703	J.P. Morgan Chase & Company	1,264,088
8,915	LaSalle Hotel Properties	250,868
1,573	Lazard, Ltd.	64,493
1,500	M&T Bank Corporation	132,555
3,840	MetLife, Inc.	179,674
2,900	Northern Trust Corporation	144,971
22,558	Ocwen Financial Corporation[a]	270,019
109,839	Popular, Inc.[a]	345,993
8,346	Principal Financial Group, Inc.	281,677
4,620	State Street Corporation	215,061
6,169	SVB Financial Group[a]	372,854
9,412	Texas Capital Bancshares, Inc.[a]	242,830

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Shares	Common Stock (11.8%)	Value
Financials (1.5%) - continued
13,730	Unum Group	$363,570
2,020	Vanguard REIT ETF	124,897
4,646	W.R. Berkley Corporation	151,506
11,340	Wells Fargo & Company	330,107
14,730	Zions Bancorporation	360,149

	Total Financials	8,972,862

Health Care (1.5%)
2,860	Abbott Laboratories	148,835
900	Alexion Pharmaceuticals, Inc.[a]	87,201
12,894	Align Technology, Inc.[a]	311,261
2,000	Allergan, Inc.	159,120
3,280	Baxter International, Inc.	186,632
3,652	C.R. Bard, Inc.	389,851
1,996	Celgene Corporation[a]	117,524
5,675	Covance, Inc.[a]	355,255
2,745	Coventry Health Care, Inc.[a]	88,581
5,690	Covidien plc	316,876
23,692	Eli Lilly and Company	876,841
5,340	HCA Holdings, Inc.[a]	175,152
11,231	Health Net, Inc.[a]	373,992
16,466	Johnson & Johnson	1,082,146
7,250	McKesson Corporation	601,823
26,827	Mylan, Inc.[a]	668,529
18,357	Pfizer, Inc.	384,763
10,075	PSS World Medical, Inc.[a]	289,757
1,200	Quest Diagnostics, Inc.	67,656
9,250	Thermo Fisher Scientific, Inc.[a]	554,907
1,400	Thoratec Corporation[a]	42,980
3,701	United Therapeutics Corporation[a]	247,819
5,470	UnitedHealth Group, Inc.	269,288
5,590	Universal Health Services, Inc.	306,220
857	Varian Medical Systems, Inc.[a]	60,161
1,398	Vertex Pharmaceuticals, Inc.[a]	76,918
800	Waters Corporation[a]	78,400
4,107	Zimmer Holdings, Inc.[a]	267,982

	Total Health Care	8,586,470

Industrials (1.4%)
8,760	Boeing Company	698,873
5,340	Caterpillar, Inc.	616,290
1,793	Chicago Bridge and Iron Company	72,688
1,026	CSX Corporation	80,736
9,291	Deluxe Corporation	251,600
9,051	EMCOR Group, Inc.[a]	280,310
15,280	Emerson Electric Company	928,413
1,449	Expeditors International of Washington, Inc.	78,637
8,403	FTI Consulting, Inc.[a]	335,280
18,894	General Electric Company	386,382
3,769	Honeywell International, Inc.	230,776
2,120	Huntington Ingalls Industries, Inc.[a]	84,800
12,291	Knight Transportation, Inc.	221,361
10,261	Lockheed Martin Corporation	813,184
26,486	Manitowoc Company, Inc.	587,724
1,200	Manpower, Inc.	79,500
12,692	Oshkosh Corporation[a]	401,829
2,657	Parker Hannifin Corporation	250,608
2,400	Republic Services, Inc.	75,888
2,670	Rockwell Collins, Inc.	168,477
11,639	Shaw Group, Inc.[a]	452,757
1,935	Siemens AG ADR	282,394
1,171	SPX Corporation	101,233
5,119	Teledyne Technologies, Inc.[a]	258,458
7,030	Textron, Inc.	183,483
2,000	Tyco International, Ltd.	97,480
2,417	United Technologies Corporation	216,515
3,240	WESCO International, Inc.[a]	200,718

	Total Industrials	8,436,394

Information Technology (2.6%)
4,503	Akamai Technologies, Inc.[a]	155,083
1,400	Alliance Data Systems Corporation[a]	133,000
4,267	Apple, Inc.[a]	1,485,898
8,350	Broadcom Corporation[a]	293,753
46,065	Brocade Communications[a]	287,906
1,700	Cognizant Technology Solutions Corporation[a]	140,930
6,688	CommVault Systems, Inc.[a]	263,440
7,604	Compuware Corporation[a]	86,154
52,779	Corning, Inc.	1,105,192
2,575	eBay, Inc.[a]	88,580
19,850	EMC Corporation[a]	562,549
2,517	F5 Networks, Inc.[a]	255,123
1,932	Google, Inc.[a]	1,051,201
9,764	GSI Commerce, Inc.[a]	285,792
6,500	Hewlett-Packard Company	262,405
4,822	Informatica Corporation[a]	270,080
7,305	International Business Machines Corporation	1,246,087
2,204	Juniper Networks, Inc.[a]	84,479
1,300	Lam Research Corporation[a]	62,803
41,034	Microsoft Corporation	1,067,705
15,259	Monster Worldwide, Inc.[a]	250,400
5,885	Netlogic Microsystems, Inc.[a]	253,820
6,000	NXP Semiconductors NVa	200,400
25,940	Oracle Corporation	935,137
7,814	Plantronics, Inc.	289,665
8,759	Plexus Corporation[a]	319,616
11,100	QUALCOMM, Inc.	630,924
10,875	Quest Software, Inc.[a]	280,140
1,714	Salesforce.com, Inc.[a]	237,561
7,247	TE Connectivity, Ltd.	259,805
25,541	Teradyne, Inc.[a]	411,210
15,292	TIBCO Software, Inc.[a]	458,607
6,600	ValueClick, Inc.[a]	110,550
2,500	VeriFone Systems, Inc.[a]	137,050
2,450	Visa, Inc.	191,394
5,750	VMware, Inc.[a]	548,723
26,590	Xerox Corporation	268,293
9,077	Xilinx, Inc.	316,424

	Total Information Technology	15,287,879

Materials (0.6%)
1,549	Albemarle Corporation	109,282
2,990	Allegheny Technologies, Inc.	215,280
3,100	CF Industries Holdings, Inc.	438,805
4,890	Dow Chemical Company	200,441
9,240	E.I. du Pont de Nemours and Company	524,740
7,900	Freeport-McMoRan Copper & Gold, Inc.	434,737
11,441	International Paper Company	353,298
2,167	Sigma-Aldrich Corporation	152,947

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Shares	Common Stock (11.8%)	Value
Materials (0.6%) - continued
2,548	Silgan Holdings, Inc.	$116,851
6,115	Steel Dynamics, Inc.	111,232
4,400	Temple-Inland, Inc.	103,532
15,400	Vale SA SP ADR	514,360

	Total Materials	3,275,505

Telecommunications Services (0.2%)
8,070	AT&T, Inc.	251,138
16,682	NII Holdings, Inc.[a]	693,638
10,693	Verizon Communications, Inc.	403,982

	Total Telecommunications Services	1,348,758

Utilities (0.4%)
1,350	Alliant Energy Corporation	53,379
12,730	American Electric Power Company, Inc.	464,390
4,500	CMS Energy Corporation	89,100
20,233	Exelon Corporation	852,821
6,404	NV Energy, Inc.	97,277
6,232	Southwest Gas Corporation	247,847
10,072	UGI Corporation	335,397
3,260	Xcel Energy, Inc.	79,316

	Total Utilities	2,219,527

	Total Common Stock (cost $58,968,601)	69,450,135

Principal Amount	Long-Term Fixed Income (9.8%)	Value
Asset-Backed Securities (1.1%)
	Citigroup Mortgage Loan Trust, Inc.
1,039,292	0.363%, 8/25/2036[b]	866,491
	GSAMP Trust
969,744	0.393%, 2/25/2036[b]	841,036
	J.P. Morgan Mortgage Acquisition Corporation
3,100,000	5.461%, 10/25/2036	2,477,213
	Morgan Stanley Capital, Inc.
1,149,563	0.363%, 2/25/2037[b]	755,135
	Renaissance Home Equity Loan Trust
2,300,000	6.011%, 5/25/2036	1,459,442

	Total Asset-Backed Securities	6,399,317

Basic Materials (0.4%)
	ArcelorMittal
800,000	7.000%, 10/15/2039	836,672
	Dow Chemical Company
800,000	4.250%, 11/15/2020	783,412
	FMG Resources Property, Ltd.
120,000	7.000%, 11/1/2015[c]	126,600
	Georgia-Pacific, LLC
100,000	8.000%, 1/15/2024	116,500
	Lyondell Chemical Company
100,000	11.000%, 5/1/2018	113,000
	Novelis, Inc.
110,000	8.375%, 12/15/2017	121,550

	Total Basic Materials	2,097,734

Capital Goods (<0.1%)
	Associated Materials, LLC
110,000	9.125%, 11/1/2017[c]	118,387
	Case New Holland, Inc.
130,000	7.875%, 12/1/2017[c]	145,275

	Total Capital Goods	263,662

Collateralized Mortgage Obligations (1.2%)
	Citigroup Mortgage Loan Trust, Inc.
412,416	5.500%, 11/25/2035	372,121
	CitiMortgage Alternative Loan Trust
1,376,282	5.750%, 4/25/2037	1,099,614
	Countrywide Alternative Loan Trust
279,390	6.000%, 1/25/2037	198,167
1,638,818	5.500%, 5/25/2037	1,259,510
1,447,976	7.000%, 10/25/2037	954,419
	Countrywide Home Loans, Inc.
882,705	5.750%, 4/25/2037	808,809
	Deutsche Alt-A Securities, Inc.
293,314	5.500%, 10/25/2021	278,763
564,529	6.000%, 10/25/2021	496,075
	J.P. Morgan Mortgage Trust
148,049	5.597%, 10/25/2036	131,877
	MASTR Alternative Loans Trust
323,105	6.500%, 7/25/2034	338,836
	Merrill Lynch Alternative Note Asset Trust
328,616	6.000%, 3/25/2037	270,879
	Sequoia Mortgage Trust
342,784	5.374%, 9/20/2046	87,388
	WaMu Mortgage Pass Through Certificates
435,371	5.848%, 9/25/2036	381,434
400,799	5.976%, 10/25/2036	382,284

	Total Collateralized Mortgage Obligations	7,060,176

Commercial Mortgage-Backed Securities (1.8%)
	Banc of America Commercial Mortgage, Inc.
1,600,000	5.826%, 4/10/2049	1,734,240
2,450,000	5.802%, 6/10/2049	2,636,494
	Bear Stearns Commercial Mortgage Securities, Inc.
1,000,000	5.331%, 2/11/2044	1,068,495
	Credit Suisse First Boston Mortgage Securities
1,700,000	5.542%, 1/15/2049	1,807,054
	Credit Suisse Mortgage Capital Certificates
800,000	5.509%, 9/15/2039	808,703
	Greenwich Capital Commercial Funding Corporation
1,000,000	5.867%, 12/10/2049	1,019,340
	Morgan Stanley Capital, Inc.
500,000	5.406%, 3/15/2044	504,214

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (9.8%)	Value
Commercial Mortgage-Backed Securities (1.8%) - continued
	Wachovia Bank Commercial Mortgage Trust
$1,200,000	5.603%, 10/15/2048	$1,228,208

	Total Commercial Mortgage- Backed Securities	10,806,748

Communications Services (0.5%)
	Cablevision Systems Corporation
110,000	8.625%, 9/15/2017	123,200
	CBS Corporation
400,000	7.875%, 7/30/2030	475,126
400,000	5.900%, 10/15/2040	386,983
	CCO Holdings, LLC
150,000	7.000%, 1/15/2019	157,125
	Cox Communications, Inc.
800,000	6.950%, 6/1/2038c	896,411
	Cricket Communications, Inc.
100,000	7.750%, 10/15/2020	102,125
	Frontier Communications Corporation
105,000	8.250%, 4/15/2017	113,794
	Intelsat Luxembourg SA
95,000	11.500%, 2/4/2017c	104,025
	NII Capital Corporation
150,000	7.625%, 4/1/2021	158,625
	Virgin Media Finance plc
100,000	9.500%, 8/15/2016	114,625
	Wind Acquisition Finance SA
112,000	7.250%, 2/15/2018c	118,440

	Total Communications Services	2,750,479

Consumer Cyclical (0.3%)
	Goodyear Tire & Rubber Company
150,000	8.250%, 8/15/2020	166,687
	Home Depot, Inc.
800,000	5.875%, 12/16/2036	814,341
	Macy’s Retail Holdings, Inc.
95,000	8.375%, 7/15/2015	110,913
	MGM Resorts International
95,000	11.125%, 11/15/2017	110,437
	Rite Aid Corporation
110,000	7.500%, 3/1/2017	112,063
	Starwood Hotels & Resorts Worldwide, Inc.
110,000	6.750%, 5/15/2018	120,175
	West Corporation
110,000	7.875%, 1/15/2019c	113,300

	Total Consumer Cyclical	1,547,916

Consumer Non-Cyclical (0.7%)
	Altria Group, Inc.
800,000	9.950%, 11/10/2038	1,148,826
	Anheuser-Busch Companies, Inc.
400,000	6.450%, 9/1/2037	459,230
	Anheuser-Busch InBev Worldwide, Inc.
400,000	8.200%, 1/15/2039	555,530
	Community Health Systems, Inc.
110,000	8.875%, 7/15/2015	112,475
	JBS USA, LLC/JBS USA Finance, Inc.
95,000	11.625%, 5/1/2014	111,150
	Kraft Foods, Inc.
400,000	5.375%, 2/10/2020	432,926
400,000	7.000%, 8/11/2037	467,294
	Mylan, Inc.
100,000	7.875%, 7/15/2020c	110,500
	Reynolds Group Holdings, Ltd.
130,000	6.875%, 2/15/2021c	134,062
	UnitedHealth Group, Inc.
400,000	6.875%, 2/15/2038	459,857
400,000	5.700%, 10/15/2040	399,418

	Total Consumer Non-Cyclical	4,391,268

Energy (0.2%)
	Denbury Resources, Inc.
110,000	9.750%, 3/1/2016	124,025
	Linn Energy, LLC
120,000	7.750%, 2/1/2021c	128,550
	Pioneer Natural Resources Company
95,000	7.500%, 1/15/2020	107,654
	Plains Exploration & Production Company
120,000	7.625%, 6/1/2018	128,700
	SandRidge Energy, Inc.
110,000	8.000%, 6/1/2018c	116,325
	Weatherford International, Ltd.
800,000	6.750%, 9/15/2040	855,670

	Total Energy	1,460,924

Financials (0.7%)
	CIT Group, Inc.
105,890	7.000%, 5/1/2017	106,750
	General Electric Capital Corporation
800,000	6.750%, 3/15/2032	902,730
	HCP, Inc.
800,000	6.750%, 2/1/2041	846,285
	Health Care REIT, Inc.
320,000	6.500%, 3/15/2041	318,396
	Icahn Enterprises, LP
105,000	8.000%, 1/15/2018	108,413
	Prudential Financial, Inc.
800,000	6.200%, 11/15/2040	854,419
	XL Group plc
800,000	6.250%, 5/15/2027	811,324

	Total Financials	3,948,317

Mortgage-Backed Securities (0.9%)
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
4,950,000	4.500%, 5/1/2041d	5,093,085

	Total Mortgage-Backed Securities	5,093,085

Technology (0.1%)
	Freescale Semiconductor, Inc.
110,000	9.250%, 4/15/2018c	122,100
	NXP BV/NXP Funding, LLC
90,000	9.750%, 8/1/2018c	104,175

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (9.8%)	Value
Technology (0.1%) - continued
	Seagate HDD Cayman
$140,000	7.750%, 12/15/2018[c]	$148,400

	Total Technology	374,675

Transportation (<0.1%)
	Delta Air Lines, Inc.
110,000	9.500%, 9/15/2014[c]	117,975
	Hertz Corporation
110,000	6.750%, 4/15/2019[c]	112,200

	Total Transportation	230,175

U.S. Government and Agencies (0.7%)
	U.S. Treasury Notes
2,150,000	2.500%, 4/30/2015	2,232,977
1,050,000	3.625%, 2/15/2021	1,078,547
550,000	4.375%, 5/15/2040	546,563

	Total U.S. Government and Agencies	3,858,087

U.S. Municipals (1.0%)
	California Various Purpose General Obligation Bonds
800,000	6.000%, 3/1/2033	855,280
	Massachusetts Development Finance Agency Revenue Bonds (Harvard University)
800,000	5.000%, 10/15/2040	824,272
	New York City Municipal Water Finance Authority Water and Sewer System Revenue Bonds
800,000	5.375%, 6/15/2043	823,864
	New York City Transitional Finance Authority Revenue Bonds
800,000	5.000%, 2/1/2035	807,312
	New York Dormitory Authority State University Revenue Bonds (Cornell University)
800,000	5.000%, 7/1/2035	818,840
	North Carolina Capital Facilities Finance Agency Educational Facilities Revenue Bonds (Wake Forest University)
800,000	5.000%, 1/1/2038	806,024
	Salt River, Arizona Agricultural Improvement and Power District Electric System Revenue Bonds
400,000	5.000%, 1/1/2039	403,264
	St. John the Baptist Parish, Louisiana Revenue Bonds (Marathon Oil Corporation)
800,000	5.125%, 6/1/2037	733,848

	Total U.S. Municipals	6,072,704

Utilities (0.2%)
	Energy Transfer Partners, LP
222,000	6.625%, 10/15/2036	239,368
400,000	7.500%, 7/1/2038	472,601
	Inergy, LP
110,000	7.000%, 10/1/2018[c]	116,050
	Markwest Energy Partners, LP/Markwest Energy Finance Corporation
110,000	6.500%, 8/15/2021	111,100
	NRG Energy, Inc.
120,000	7.375%, 2/1/2016	124,500

	Total Utilities	1,063,619

	Total Long-Term Fixed Income (cost $54,605,038)	57,418,886

Shares	Preferred Stock (<0.1%)	Value
Financials (<0.1%)
150	Ally Financial, Inc., 7.000%[c,e]	139,528

	Total Financials	139,528

	Total Preferred Stock (cost $142,275)	139,528

Principal Amount	Short-Term Investments (6.5%)[f]	Value
	Alpine Securitization Corporation
10,450,000	0.100%, 5/2/2011	10,449,942
	BNP Paribas Finance, Inc.
10,320,000	0.080%, 5/2/2011	10,319,954
	Federal Home Loan Bank Discount Notes
4,390,000	0.030%, 5/6/2011	4,389,978
	Federal Home Loan Mortgage Corporation Discount Notes
10,200,000	0.030%, 5/9/2011	10,199,923
1,350,000	0.155%, 8/29/2011[g,h]	1,349,303
	U.S. Treasury Bills
1,400,000	0.125%, 8/18/2011[g]	1,399,469

	Total Short-Term Investments (at amortized cost)	38,108,569

	Total Investments (cost $553,464,263) 100.8%	$593,158,553

	Other Assets and Liabilities, Net (0.8%)	(4,620,731)

	Total Net Assets 100.0%	$588,537,822

a	Non-income producing security.
b	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of April 29, 2011.
c

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of April 29, 2011, the value of these investments was $2,972,303 or 0.5% of total net assets.

d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
f	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of April 29, 2011

(unaudited)

g	At April 29, 2011, $2,498,901 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
h	At April 29, 2011, $249,871 of investments were pledged as collateral with the custodian under the agreement between the counterparty, the custodian and the fund for open swap contracts.

Definitions:

ADR	- American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	- Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.
ETF	- Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$38,460,138
Gross unrealized depreciation	(2,650,580)

Net unrealized appreciation (depreciation)	$35,809,558

Cost for federal income tax purposes	$557,348,995

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 29, 2011, in valuing Moderately Conservative Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Mutual Funds
Equity Mutual Funds	149,602,115	149,602,115	–	–
Fixed Income Mutual Funds	278,439,320	278,439,320	–	–

Common Stock
Consumer Discretionary	8,990,091	8,990,091	–	–
Consumer Staples	4,205,796	4,205,796	–	–
Energy	8,126,853	8,126,853	–	–
Financials	8,972,862	8,972,862	–	–
Health Care	8,586,470	8,586,470	–	–
Industrials	8,436,394	8,436,394	–	–
Information Technology	15,287,879	15,287,879	–	–
Materials	3,275,505	3,275,505	–	–
Telecommunications Services	1,348,758	1,348,758	–	–
Utilities	2,219,527	2,219,527	–	–

Long-Term Fixed Income
Asset-Backed Securities	6,399,317	–	6,399,317	–
Basic Materials	2,097,734	–	2,097,734	–
Capital Goods	263,662	–	263,662	–
Collateralized Mortgage Obligations	7,060,176	–	7,060,176	–
Commercial Mortgage-Backed Securities	10,806,748	–	10,806,748	–
Communications Services	2,750,479	–	2,750,479	–
Consumer Cyclical	1,547,916	–	1,547,916	–
Consumer Non-Cyclical	4,391,268	–	4,391,268	–
Energy	1,460,924	–	1,460,924	–
Financials	3,948,317	–	3,948,317	–
Mortgage-Backed Securities	5,093,085	–	5,093,085	–
Technology	374,675	–	374,675	–
Transportation	230,175	–	230,175	–
U.S. Government and Agencies	3,858,087	–	3,858,087	–
U.S. Municipals	6,072,704	–	6,072,704	–
Utilities	1,063,619	–	1,063,619	–
Preferred Stock Financials	139,528	–	139,528	–
Short-Term Investments	38,108,569	–	38,108,569	–

Total	$593,158,553	$497,491,570	$95,666,983	$–

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	1,460,997	1,460,997	–	–

Total Asset Derivatives	$1,460,997	$1,460,997	$–	$–

Liability Derivatives
Futures Contracts	1,718,544	1,718,544	–	–
Credit Default Swaps	76,062	–	76,062	–

Total Liability Derivatives	$1,794,606	$1,718,544	$76,062	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(80)	June 2011	($17,436,006)	($17,529,999)	($93,993)
5-Yr. U.S. Treasury Bond Futures	(235)	June 2011	(27,616,939)	(27,840,156)	(223,217)
10-Yr. U.S. Treasury Bond Futures	(20)	June 2011	(2,406,189)	(2,422,813)	(16,624)
E-Mini MSCI EAFE Index Futures	65	June 2011	5,417,588	5,840,901	423,313
Russell 2000 Index Mini-Futures	(107)	June 2011	(8,554,939)	(9,243,730)	(688,791)
S&P 400 Index Mini-Futures	(119)	June 2011	(11,364,731)	(12,060,650)	(695,919)
S&P 500 Index Futures	69	June 2011	22,417,141	23,454,825	1,037,684
Total Futures Contracts					($257,547)

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX HY, Series 15, 5 Year, at 5.00%; Bank of America	Buy	12/20/2015	$2,500,000	$105,938	($114,873)	($8,935)
CDX HY, Series 15, 5 Year, at 5.00%; J.P. Morgan Chase and Co.	Buy	12/20/2015	3,500,000	150,401	(160,822)	(10,421)
CDX HY, Series 15, 5 Year, at 5.00%; J.P. Morgan Chase and Co.	Buy	12/20/2015	3,500,000	104,116	(160,822)	(56,706)
Total Credit Default Swaps					($436,517)	($76,062)

1

As the buyer of protection, Moderately Conservative Allocation Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Moderately Conservative Allocation Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.

2	The maximum potential amount of future payments Moderately Conservative Allocation Fund could be required to make as the seller or receive as the buyer of protection.
3

The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of April 29, 2011

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 29, 2011, for Moderately Conservative Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$1,460,997
Total Equity Contracts		1,460,997

Total Asset Derivatives		$1,460,997

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	333,834
Total Interest Rate Contracts		333,834

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	1,384,710
Total Equity Contracts		1,384,710

Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	76,062
Total Credit Contracts		76,062

Total Liability Derivatives		$1,794,606

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 29, 2011, for Moderately Conservative Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	1,735,443

Total Equity Contracts		1,735,443

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(67)

Total Foreign Exchange Contracts		(67)

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(74,483)

Total Credit Contracts		(74,483)

Total		$1,660,893

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of April 29, 2011

(unaudited)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 29, 2011, for Moderately Conservative Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(333,834)

Total Interest Rate Contracts		(333,834)

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(765,313)

Total Equity Contracts		(765,313)

Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(76,062)

Total Credit Contracts		(76,062)

Total		($1,175,209)

The following table presents Moderately Conservative Allocation Fund’s average volume of derivative activity during the period ended April 29, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)
Equity Contracts	$27,828,633	5.0%	N/A	N/A	N/A	N/A
Interest Rate Contracts	10,167,159	1.8	N/A	N/A	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$265	<0.1%	N/A	N/A
Credit Contracts	N/A	N/A	N/A	N/A	$3,679,588	0.7%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Moderately Conservative Allocation Fund, is as follows:

Fund	Value October 31, 2010	Gross Purchases	Gross Sales	Shares Held at April 29, 2011	Value April 29, 2011	Income Earned November 1, 2010 - April 29, 2011
Real Estate Securities	$9,522,437	$131,985	$–	1,016,722	$11,000,931	$131,985
Partner Small Cap Value	8,767,282	99,694	–	615,493	10,611,099	99,694
Small Cap Stock	5,332,194	–	3,300,000	167,827	2,957,114	–
Partner Mid Cap Value	12,079,724	81,923	–	1,082,397	14,309,289	81,923
Mid Cap Stock	6,174,095	20,481	–	426,187	7,645,797	20,481
Partner Worldwide
Allocation	22,306,437	312,391	–	2,561,153	24,663,907	312,391
Partner International
Stock	16,795,766	316,854	1,000,000	1,636,432	17,853,475	316,854
Large Cap Growth	12,335,307	–	–	2,404,543	13,970,397	–
Large Cap Value	29,343,969	438,220	–	2,341,000	34,553,165	438,220
Large Cap Stock	6,447,145	56,830	–	308,824	7,427,212	56,830
Equity Income Plus	3,933,283	41,683	–	462,360	4,609,729	41,683
High Yield	22,030,631	2,270,996	2,572,819	4,475,222	22,241,855	851,782
Income	70,560,239	5,527,621	742,872	8,576,925	75,476,938	1,752,121
Government Bond	10,876,656	785,722	114,288	1,095,105	11,191,975	117,218
Limited Maturity Bond	160,527,930	11,254,911	1,771,463	13,519,023	169,528,552	2,251,797
Total Value and Income Earned	397,033,095				428,041,435	6,472,979

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Growth Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Shares	Common Stock (97.1%)	Value
Consumer Discretionary (15.8%)
33,550	7 Days Group Holdings, Ltd. ADR[a]	$770,979
8,060	Ann, Inc.[a]	251,553
9,020	Asbury Automotive Group, Inc.[a]	156,046
7,280	Body Central Corporation[a]	176,030
21,140	Bravo Brio Restaurant Group, Inc.[a]	436,330
36,950	Brunswick Corporation	863,521
5,790	Buffalo Wild Wings, Inc.[a]	353,769
12,270	California Pizza Kitchen, Inc.[a]	196,320
3,720	Chico’s FAS, Inc.	54,424
18,720	Children’s Place Retail Stores, Inc.[a]	995,342
8,040	Cooper Tire & Rubber Company	216,919
5,260	Cracker Barrel Old Country Store, Inc.	269,470
51,520	Crocs, Inc.[a]	1,036,067
7,590	Deckers Outdoor Corporation[a]	644,087
18,250	DineEquity, Inc.[a]	911,953
59,250	Finish Line, Inc.	1,273,282
34,050	Gaylord Entertainment Company[a,b]	1,221,373
920	Imax Corporation[a]	32,274
5,515	Joseph A. Bank Clothiers, Inc.[a]	289,096
2,990	Maidenform Brands, Inc.[a]	94,663
28,030	Meritage Homes Corporation[a]	670,197
51,190	Modine Manufacturing Company[a]	911,694
8,510	Polaris Industries, Inc.	897,209
76,900	Saks, Inc.[a,b]	919,724
86,990	Scientific Games Corporation[a]	915,135
50,130	Sonic Automotive, Inc.[b]	706,833
21,570	Sotheby’s Holdings, Inc.	1,089,716
21,470	Steven Madden, Ltd.[a]	1,141,131
7,020	Stoneridge, Inc.[a]	107,406
16,670	Tempur-Pedic International, Inc.[a]	1,046,543
23,290	Tenneco, Inc.[a]	1,076,231
50,050	Texas Roadhouse, Inc.	814,313
28,700	True Religion Apparel, Inc.[a]	867,314
18,440	Ulta Salon Cosmetics & Fragrance, Inc.[a]	980,824
5,450	Vitamin Shoppe, Inc.[a]	212,659
13,710	Warnaco Group, Inc.[a]	882,376

	Total Consumer Discretionary	23,482,803

Consumer Staples (2.6%)
2,110	Boston Beer Company, Inc.[a]	198,889
73,870	Cott Corporation[a]	658,920
5,070	Green Mountain Coffee Roasters, Inc.[a,b]	339,487
25,760	Hain Celestial Group, Inc.[a]	876,097
7,670	TreeHouse Foods, Inc.[a]	465,339
32,530	United Natural Foods, Inc.[a]	1,388,706

	Total Consumer Staples	3,927,438

Energy (6.1%)
7,640	Approach Resources, Inc.[a]	224,922
4,730	BreitBurn Energy Partners LP	105,053
9,940	Brigham Exploration Company[a]	333,288
6,140	Carrizo Oil & Gas, Inc.[a]	244,618
9,490	Dril-Quip, Inc.[a]	726,555
29,190	Energy XXI Ltd.[a]	1,058,138
5,440	GeoResources, Inc.[a]	157,869
17,060	ION Geophysical Corporation[a]	215,638
50,520	James River Coal Company[a,b]	1,178,126
86,350	Key Energy Services, Inc.[a]	1,571,570
3,040	Lufkin Industries, Inc.	280,683
38,800	Northern Oil and Gas, Inc.[a,b]	921,888
28,040	Oasis Petroleum, Inc.[a]	861,669
10,330	Rex Energy Corporation[a]	132,534
26,780	Swift Energy Company[a]	1,049,508

	Total Energy	9,062,059

Financials (5.2%)
19,150	Bank of the Ozarks, Inc.	852,750
9,980	Calamos Asset Management, Inc.	162,375
16,150	Endurance Specialty Holdings, Ltd.	716,091
6,900	Greenhill & Company, Inc.[b]	407,100
4,440	Harleysville Group, Inc.	142,435
2,330	IBERIABANK Corporation	139,823
15,010	Kilroy Realty Corporation[b]	629,519
47,780	Knight Capital Group, Inc.[a]	655,542
18,770	MarketAxess Holdings, Inc.	457,049
105,450	MF Global Holdings, Ltd.[a]	886,835
9,440	Portfolio Recovery Associates, Inc.[a]	852,054
9,220	Radian Group, Inc.	54,675
7,900	SVB Financial Group[a]	477,476
22,410	Tanger Factory Outlet Centers, Inc.	619,188
24,600	Texas Capital Bancshares, Inc.[a]	634,680
6,930	Umpqua Holdings Corporation	80,457

	Total Financials	7,768,049

Health Care (18.5%)
12,860	Achillion Pharmaceuticals, Inc.[a]	71,759
23,890	AMERIGROUP Corporation[a]	1,631,687
3,600	Ardea Biosciences, Inc.[a,b]	102,060
7,700	ArthroCare Corporation[a]	272,041
6,320	Bio-Reference Laboratories, Inc.[a,b]	159,327
24,170	Catalyst Health Solutions, Inc.[a]	1,439,565
31,360	Cepheid, Inc.[a]	1,013,242
12,670	Chemed Corporation	882,212
3,510	Computer Programs and Systems, Inc.	206,353
21,180	Cooper Companies, Inc.	1,586,382
2,110	Dexcom, Inc.[a]	35,132
43,080	Exelixis, Inc.[a,b]	528,161
59,400	Healthsouth Corporation[a]	1,522,422
14,700	Healthspring, Inc.[a]	609,903
650	HeartWare International, Inc.[a,b]	48,496
29,220	Hill-Rom Holdings, Inc.	1,315,192
13,460	HMS Holding Corporation[a]	1,059,437
7,020	ICON plc ADR[a]	172,411
31,720	Impax Laboratories, Inc.[a]	868,494
39,370	Incyte Corporation[a,b]	727,558
24,550	Medicis Pharmaceutical Corporation	870,543
33,560	Medivation, Inc.[a,b]	828,932
13,540	Mednax, Inc.[a]	960,257
6,220	Merit Medical Systems, Inc.[a]	145,050
9,910	Molina Healthcare, Inc.[a]	426,130
1,570	Momenta Pharmaceuticals, Inc.[a]	29,626
8,010	NxStage Medical, Inc.[a]	197,366
21,680	Onyx Pharmaceuticals, Inc.[a]	814,518
5,880	Orthofix International NVa	200,332
42,590	PAREXEL International Corporation[a]	1,182,298

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Growth Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Shares	Common Stock (97.1%)	Value
Health Care (18.5%) - continued
14,600	Pharmasset, Inc.[a]	$1,481,462
41,470	PSS World Medical, Inc.[a]	1,192,677
4,320	QLT, Inc.[a]	35,208
13,510	Quality Systems, Inc.[b]	1,212,117
11,310	Questcor Pharmaceuticals, Inc.[a]	231,855
7,010	Regeneron Pharmaceuticals, Inc.[a]	358,281
22,700	Sunrise Senior Living, Inc.[a,b]	235,626
18,740	SXC Health Solutions Corporation[a]	1,033,698
25,040	Targacept, Inc.[a]	605,467
88,230	Tenet Healthcare Corporation[a]	611,434
26,100	Volcano Corporation[a]	695,826

	Total Health Care	27,600,537

Industrials (16.1%)
53,000	A123 Systems, Inc.[a,b]	320,120
32,190	Actuant Corporation	893,594
13,060	Alaska Air Group, Inc.[a]	860,262
610	American Science & Engineering, Inc.	53,741
50,450	Avis Budget Group, Inc.[a]	956,532
19,660	Belden, Inc.	747,670
1,500	Chart Industries, Inc.[a]	72,915
14,950	Clean Harbors, Inc.[a]	1,472,575
3,070	Consolidated Graphics, Inc.[a]	172,380
19,510	Copa Holdings SA	1,134,507
30,440	EnPro Industries, Inc.[a]	1,220,035
3,410	ESCO Technologies, Inc.	125,079
29,010	Genesee & Wyoming, Inc.[a]	1,798,040
40,220	GrafTech International, Ltd.[a]	933,104
33,960	Greenbrier Companies, Inc.[a]	919,297
26,980	Herman Miller, Inc.	702,020
46,680	Hexcel Corporation[a]	1,005,020
34,270	Hub Group, Inc.[a]	1,380,396
8,970	Huron Consulting Group, Inc.[a]	258,336
70,310	Kforce, Inc.[a]	1,100,352
9,850	Lindsay Manufacturing Company[b]	722,202
19,790	Meritor, Inc.[a]	340,586
4,420	Middleby Corporation[a]	396,341
14,400	Polypore International, Inc.[a]	889,488
25,661	Robbins & Myers, Inc.	1,115,484
21,460	Titan International, Inc.	662,899
6,040	Triumph Group, Inc.	520,165
65,450	TrueBlue, Inc.[a]	921,536
17,520	WESCO International, Inc.[a]	1,085,364
34,660	Woodward, Inc.	1,284,153

	Total Industrials	24,064,193

Information Technology (25.7%)
20,790	Acme Packet, Inc.[a]	1,717,462
33,340	Aeroflex Holding Corporation[a]	590,118
11,210	Anixter International, Inc.	842,319
5,770	ANSYS, Inc.[a]	319,023
58,890	Ariba, Inc.[a]	2,047,605
36,140	Aruba Networks, Inc.[a,b]	1,298,510
8,060	Blue Coat Systems, Inc.[a]	232,128
7,500	Bottomline Technologies, Inc.[a]	208,350
9,290	Broadsoft, Inc.[a]	422,230
13,260	Camelot Information Systems, Inc. ADR[a]	255,918
29,650	Cavium Networks, Inc.[a]	1,400,073
72,310	Cirrus Logic, Inc.[a]	1,197,454
10,050	Cogo Group, Inc.[a]	82,510
3,400	Coherent, Inc.[a]	$212,534
23,710	Concur Technologies, Inc.[a]	1,372,098
42,810	Dice Holdings, Inc.[a]	784,707
134,480	Entropic Communications, Inc.[a,b]	1,178,045
4,870	Fabrinet[a]	112,253
18,170	Heartland Payment Systems, Inc.	362,673
4,890	Hittite Microwave Corporation[a]	314,867
27,080	Hypercom Corporation[a]	324,148
25,670	Inphi Corporation[a,b]	553,959
32,830	IntraLinks Holdings, Inc.[a]	1,042,681
13,900	IPG Photonics Corporation[a]	965,494
79,070	Ixia[a,b]	1,292,004
10,090	Kenexa Corporation[a]	296,848
141,710	Limelight Networks, Inc.[a]	902,693
4,410	Motricity, Inc.[a,b]	58,918
28,360	NETGEAR, Inc.[a]	1,184,030
38,650	Netlogic Microsystems, Inc.[a]	1,666,974
5,410	NetScout Systems, Inc.[a]	138,442
50,330	Oclaro, Inc.[a,b]	564,451
5,920	OpenTable, Inc.[a,b]	658,837
4,020	Power Integrations, Inc.	162,167
29,760	Progress Software Corporation[a]	882,384
23,450	QLIK Technologies, Inc.[a]	751,807
38,060	Quantum Corporation[a]	121,031
35,640	Riverbed Technology, Inc.[a]	1,252,390
4,840	Rofin-Sinar Technologies, Inc.[a]	209,620
60,240	Sapient Corporation[a]	760,530
27,000	SAVVIS, Inc.[a]	1,062,720
28,040	SuccessFactors, Inc.[a]	972,147
41,330	Synchronoss Technologies, Inc.[a]	1,333,306
7,750	Syntel, Inc.	423,770
34,760	Taleo Corporation[a]	1,260,745
54,190	Teradyne, Inc.[a]	872,459
58,020	TIBCO Software, Inc.[a]	1,740,020
28,780	Ultratech, Inc.[a]	901,102
19,020	VeriFone Systems, Inc.[a]	1,042,676

	Total Information Technology	38,349,230

Materials (6.7%)
64,080	AK Steel Holding Corporation	1,041,300
19,500	Allied Nevada Gold Corporation[a]	839,670
12,240	CVR Partners, LPa	234,274
3,850	Domtar Corporation	358,127
14,560	Globe Specialty Metals, Inc.	327,746
33,320	Huntsman Corporation	694,722
8,020	KapStone Paper and Packaging Corporation[a]	139,388
64,700	Louisiana-Pacific Corporation[a]	601,710
7,250	LSB Industries, Inc.[a]	292,537
6,840	Market Vectors Junior Gold Miners ETF[b]	284,886
9,670	Noranda Aluminum Holding Corporation[a]	164,293
17,430	Rock-Tenn Company[b]	1,203,890
60,990	Solutia, Inc.[a]	1,607,086
53,650	Stillwater Mining Company[a]	1,223,756
72,960	Thompson Creek Metals Company, Inc.[a]	899,597

	Total Materials	9,912,982

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Growth Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Shares	Common Stock (97.1%)	Value
Telecommunications Services (0.4%)
45,040	Cogent Communications Group, Inc.[a]	$653,530

	Total Telecommunications Services	653,530

Utilities (<0.1%)
3,140	Artesian Resources Corporation	61,356

	Total Utilities	61,356

	Total Common Stock (cost $100,687,265)	144,882,177

Shares	Collateral Held for Securities Loaned (11.3%)	Value
16,933,587	Thrivent Financial Securities Lending Trust	16,933,587

	Total Collateral Held for Securities Loaned (cost $16,933,587)	16,933,587

Principal Amount	Short-Term Investments (1.8%)[c]	Value
	Barton Capital Corporation
2,620,000	0.090%, 5/2/2011	2,619,987

	Total Short-Term Investments (at amortized cost)	2,619,987

	Total Investments (cost $120,240,839) 110.2%	$164,435,751

	Other Assets and Liabilities, Net (10.2%)	(15,277,935)

	Total Net Assets 100.0%	$149,157,816

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

ADR	- American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	- Exchange Traded Fund.

Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$44,838,519
Gross unrealized depreciation	(1,090,334)

Net unrealized appreciation (depreciation)	$43,748,185

Cost for federal income tax purposes	$120,687,566

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 29, 2011, in valuing Partner Small Cap Growth Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	23,482,803	23,482,803	–	–
Consumer Staples	3,927,438	3,927,438	–	–
Energy	9,062,059	9,062,059	–	–
Financials	7,768,049	7,768,049	–	–
Health Care	27,600,537	27,600,537	–	–
Industrials	24,064,193	24,064,193	–	–
Information Technology	38,349,230	38,349,230	–	–
Materials	9,912,982	9,912,982	–	–
Telecommunications Services	653,530	653,530	–	–
Utilities	61,356	61,356	–	–
Collateral Held for Securities Loaned	16,933,587	16,933,587	–	–
Short-Term Investments	2,619,987	–	2,619,987	–

Total	$164,435,751	$161,815,764	$2,619,987	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Growth Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Small Cap Growth Fund, is as follows:

Fund	Value October 31, 2010	Gross Purchases	Gross Sales	Shares Held at April 29, 2011	Value April 29, 2011	Income Earned November 1, 2010 - April 29, 2011
Thrivent Financial Securities Lending Trust	$16,835,133	$43,358,260	$43,259,806	16,933,587	$16,933,587	$38,115
Total Value and Income Earned	16,835,133				16,933,587	38,115

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Value Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Shares	Common Stock (99.1%)	Value
Consumer Discretionary (13.1%)
192,000	Aaron’s, Inc.[a]	$5,527,680
27,000	Ascent Media Corporation[b]	1,296,810
45,400	CSS Industries, Inc.	875,312
52,000	Dorman Products, Inc.[b]	2,028,000
89,000	Drew Industries, Inc.	2,142,230
53,000	Ethan Allen Interiors, Inc.[a]	1,276,770
76,000	Fred’s, Inc.	1,060,960
84,700	Haverty Furniture Companies, Inc.	1,109,570
36,400	Hooker Furniture Corporation	452,816
59,300	M/I Homes, Inc.[b]	788,097
78,100	MarineMax, Inc.[b]	746,636
42,000	Matthews International Corporation	1,685,880
66,000	Men’s Wearhouse, Inc.	1,840,740
95,000	Meritage Homes Corporation[b]	2,271,450
169,000	Orient-Express Hotels, Ltd.[b]	2,073,630
505,400	Sealy Corporation[a,b]	1,334,256
129,000	Shiloh Industries, Inc.	1,471,890
57,000	Stanley Furniture Company, Inc.[b]	321,480
143,700	Stein Mart, Inc.	1,563,456
37,900	Steven Madden, Ltd.[b]	2,014,385
100,000	Winnebago Industries, Inc.[a,b]	1,238,000

	Total Consumer Discretionary	33,120,048

Consumer Staples (0.7%)
216,400	Alliance One International, Inc.[b]	863,436
24,700	Nash Finch Company	919,334

	Total Consumer Staples	1,782,770

Energy (6.3%)
8,000	Carbo Ceramics, Inc.[a]	1,287,520
81,200	Cloud Peak Energy, Inc.[b]	1,690,584
55,100	Forest Oil Corporation[b]	1,978,641
76,700	Gulf Island Fabrication, Inc.	2,710,578
223,000	Hercules Offshore, Inc.[b]	1,399,325
18,300	Overseas Shipholding Group, Inc.[a]	509,838
114,800	Penn Virginia Corporation	1,774,808
25,500	Swift Energy Company[b]	999,345
158,800	Tetra Technologies, Inc.[b]	2,345,476
62,800	Venoco, Inc.[b]	1,167,452

	Total Energy	15,863,567

Financials (22.4%)
76,000	Alterra Capital Holdings, Ltd.	1,670,480
173,000	Ares Capital Corporation	3,063,830
165,000	CBL & Associates Properties, Inc.	3,064,050
113,900	Cedar Shopping Centers, Inc.	672,010
84,500	Columbia Banking System, Inc.	1,593,670
73,200	Cousins Properties, Inc.	658,800
75,100	East West Bancorp, Inc.	1,586,863
42,300	Employers Holdings, Inc.	852,768
84,000	First Opportunity Fund, Inc.[b]	619,920
61,300	First Potomac Realty Trust	994,899
40,000	Fortegra Financial Corporation[b]	438,000
84,600	Glacier Bancorp, Inc.	1,271,538
60,200	Gladstone Capital Corporation[a]	683,872
68,300	Hatteras Financial Corporation	1,940,403
113,000	Hercules Technology Growth Capital, Inc.	1,214,750
72,300	Home Bancshares, Inc.	1,733,031
14,000	iShares Russell 2000 Value Index Fund[a]	1,071,700
50,100	JMP Group, Inc.	430,860
50,800	Kilroy Realty Corporation[a]	2,130,552
226,200	Kite Realty Group Trust	1,176,240
73,700	LaSalle Hotel Properties	2,073,918
3,400	Markel Corporation[b]	1,418,752
92,000	Meadowbrook Insurance Group, Inc.	942,080
66,000	National Interstate Corporation	1,484,340
27,300	Parkway Properties, Inc.	489,489
36,700	Pebblebrook Hotel Trust	787,215
155,000	PennantPark Investment Corporation	1,912,700
22,700	Piper Jaffray Companies[b]	813,795
42,200	Potlatch Corporation	1,632,718
63,000	ProAssurance Corporation[b]	4,183,200
49,100	Radian Group, Inc.	291,163
136,700	Redwood Trust, Inc.[a]	2,163,961
110,000	Safeguard Scientifics, Inc.[b]	2,150,500
100,000	Sandy Spring Bancorp, Inc.	1,787,000
45,800	SeaBright Holdings, Inc.	468,076
48,000	SVB Financial Group[b]	2,901,120
263,000	Western Alliance Bancorp[a,b]	2,175,010
54,200	Wintrust Financial Corporation[a]	1,825,998

	Total Financials	56,369,271

Health Care (4.9%)
33,900	Angiodynamics, Inc.[b]	552,570
5,900	Atrion Corporation[a]	1,021,585
79,000	Infinity Pharmaceuticals, Inc.[a,b]	472,420
750,000	Lexicon Pharmaceuticals, Inc.[a,b]	1,260,000
31,700	National Healthcare Corporation	1,472,782
97,500	Owens & Minor, Inc.	3,358,875
80,000	Triple-S Management Corporation[b]	1,675,200
54,600	West Pharmaceutical Services, Inc.	2,579,304

	Total Health Care	12,392,736

Industrials (26.0%)
49,800	A.O. Smith Corporation	2,189,706
31,700	Alaska Air Group, Inc.[b]	2,088,079
24,900	Ameron International Corporation	1,751,466
34,300	Applied Industrial Technologies, Inc.	1,209,418
17,300	Astec Industries, Inc.[b]	670,894
129,000	Beacon Roofing Supply, Inc.[b]	2,879,280
42,500	Belden, Inc.	1,616,275
22,800	Cascade Corporation	1,044,240
17,000	Circor International, Inc.	772,310
47,000	Colfax Corporation[b]	1,026,950
76,000	Comfort Systems USA, Inc.	927,960
31,000	Courier Corporation	424,700
58,000	Dolan Company[b]	682,660
16,000	Franklin Electric Company, Inc.	721,760
22,000	FTI Consulting, Inc.[a,b]	877,800
53,900	G & K Services, Inc.	1,784,090
74,500	Genesee & Wyoming, Inc.[b]	4,617,510
93,000	Gibraltar Industries, Inc.[b]	1,086,240
99,000	Greenbrier Companies, Inc.[b]	2,679,930
56,700	Hub Group, Inc.[b]	2,283,876
48,000	IDEX Corporation	2,252,160

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Value Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Shares	Common Stock (99.1%)	Value
Industrials (26.0%) - continued
83,000	Insituform Technologies, Inc.[b]	$2,100,730
42,800	Kaman Corporation	1,592,160
84,700	Kforce, Inc.[b]	1,325,555
75,000	Kirby Corporation[b]	4,258,500
47,900	Kratos Defense & Security Solutions, Inc.[b]	654,793
100,000	McGrath Rentcorp	2,839,000
36,000	Mine Safety Appliances Company	1,428,480
106,300	Navigant Consulting, Inc.[b]	1,238,395
52,400	Nordson Corporation	2,985,228
62,500	Robbins & Myers, Inc.	2,716,875
84,000	SkyWest, Inc.	1,388,520
47,100	Sterling Construction Company, Inc.[b]	706,029
25,500	Sun Hydraulics Corporation	1,185,495
41,000	Universal Forest Products, Inc.	1,323,890
51,700	Universal Truckload Services, Inc.[b]	818,928
81,700	Vitran Corporation, Inc.[b]	1,273,703
57,000	Waste Connections, Inc.	1,753,890
58,500	Woodward, Inc.	2,167,425

	Total Industrials	65,344,900

Information Technology (11.1%)
61,200	Accelrys, Inc.[b]	463,284
120,000	Advanced Energy Industries, Inc.[b]	1,698,000
32,500	ATMI, Inc.[b]	647,075
122,300	Brooks Automation, Inc.[b]	1,495,729
24,000	Cabot Microelectronics Corporation[b]	1,172,400
58,000	Cognex Corporation	1,814,240
52,700	Cohu, Inc.	759,407
107,000	Electro Rent Corporation	1,685,250
38,500	Electro Scientific Industries, Inc.[b]	633,325
59,800	Intevac, Inc.[b]	731,354
58,700	Ixia[a,b]	959,158
15,000	Littelfuse, Inc.	933,150
80,000	Methode Electronics, Inc.	988,800
111,000	Monotype Imaging Holdings, Inc.[b]	1,509,600
113,000	Progress Software Corporation[b]	3,350,450
142,000	ShoreTel, Inc.[b]	1,483,900
277,600	Sonus Networks, Inc.[b]	1,093,744
24,000	Standard Microsystems Corporation[b]	651,600
71,100	StarTek, Inc.[b]	386,784
59,300	Synnex Corporation[b]	1,988,329
66,600	Teradyne, Inc.[b]	1,072,260
59,300	Xyratex, Ltd.[b]	605,453
263,500	Zarlink Semiconductor, Inc.[a,b]	674,560
70,000	Zygo Corporation[b]	1,046,500

	Total Information Technology	27,844,352

Materials (9.3%)
34,900	AMCOL International Corporation	1,298,978
70,500	AptarGroup, Inc.	3,697,725
67,800	Arch Chemicals, Inc.	2,621,826
22,700	Carpenter Technology Corporation	1,163,602
40,100	Clearwater Paper Corporation[b]	3,147,048
53,000	Franco-Nevada Corporation	2,101,628
18,800	Haynes International, Inc.	1,015,952
43,000	Innospec, Inc.[b]	1,619,380
20,800	Minerals Technologies, Inc.	1,414,400
106,300	Myers Industries, Inc.	1,134,221
236,000	North American Palladium, Ltd.[a,b]	1,517,480
85,600	Sims Metal Management, Ltd. ADR[a]	1,634,104
167,000	Wausau Paper Corporation	1,127,250

	Total Materials	23,493,594

Telecommunications Services (0.3%)
84,000	Premiere Global Services, Inc.[b]	664,440

	Total Telecommunications Services	664,440

Utilities (5.0%)
38,900	Black Hills Corporation	1,351,775
89,000	Cleco Corporation	3,123,900
87,500	El Paso Electric Company[b]	2,710,750
20,400	Empire District Electric Company	457,776
48,200	NorthWestern Corporation	1,568,910
58,300	Southwest Gas Corporation	2,318,591
39,500	Vectren Corporation	1,128,910

	Total Utilities	12,660,612

	Total Common Stock (cost $184,783,937)	249,536,290

Shares	Preferred Stock (0.6%)	Value
Financials (0.4%)
705	East West Bancorp, Inc.[c]	1,069,837

	Total Financials	1,069,837

Health Care (0.2%)
37,800	National Healthcare Corporation, Convertible[c]	553,770

	Total Health Care	553,770

	Total Preferred Stock (cost $1,186,284)	1,623,607

Shares	Collateral Held for Securities Loaned (7.4%)	Value
18,579,300	Thrivent Financial Securities Lending Trust	18,579,300

	Total Collateral Held for Securities Loaned (cost $18,579,300)	18,579,300

	Total Investments (cost $204,549,521) 107.1%	$269,739,197

	Other Assets and Liabilities, Net (7.1%)	(17,989,187)

	Total Net Assets 100.0%	$251,750,010

a	All or a portion of the security is on loan.
b	Non-income producing security.
c	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Value Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Definitions:

ADR -	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$75,080,346
Gross unrealized depreciation	(10,713,125)

Net unrealized appreciation (depreciation)	$64,367,221

Cost for federal income tax purposes	$205,371,976

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 29, 2011, in valuing Partner Small Cap Value Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	33,120,048	33,120,048	–	–
Consumer Staples	1,782,770	1,782,770	–	–
Energy	15,863,567	15,863,567	–	–
Financials	56,369,271	56,369,271	–	–
Health Care	12,392,736	12,392,736	–	–
Industrials	65,344,900	65,344,900	–	–
Information Technology	27,844,352	27,844,352	–	–
Materials	23,493,594	21,391,966	2,101,628	–
Telecommunications Services	664,440	664,440	–	–
Utilities	12,660,612	12,660,612	–	–

Preferred Stock
Financials	1,069,837	–	1,069,837	–
Health Care	553,770	553,770	–	–
Collateral Held for Securities Loaned	18,579,300	18,579,300	–	–

Total	$269,739,197	$266,567,732	$3,171,465	$–

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 29, 2011, for Partner Small Cap Value Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(89)
Total Foreign Exchange Contracts		(89)

Total		($89)

The following table presents Partner Small Cap Value Fund’s average volume of derivative activity during the period ended April 29, 2011.

Derivative Risk Category	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Foreign Exchange Contracts	$99	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Value Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Small Cap Value Fund, is as follows:

Fund	Value October 31, 2010	Gross Purchases	Gross Sales	Shares Held at April 29, 2011	Value April 29, 2011	Income Earned November 1, 2010 - April 29, 2011
Thrivent Financial Securities Lending Trust	$12,796,600	$57,403,756	$51,621,056	18,579,300	$18,579,300	$9,821
Total Value and Income Earned	12,796,600				18,579,300	9,821

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Shares	Common Stock (91.2%)	Value
Consumer Discretionary (8.5%)
14,800	DreamWorks Animation SKG, Inc.[a]	$392,052
331,407	Foot Locker, Inc.	7,131,879
35,800	Jack in the Box, Inc.[a]	739,270
38,800	KB Home[b]	458,228
75,200	Knology, Inc.[a]	1,146,800
646,080	Pier 1 Imports, Inc.[a]	7,869,254
138,050	Signet Jewelers, Ltd.[a]	6,039,688
98,662	Warnaco Group, Inc.[a]	6,349,886

	Total Consumer Discretionary	30,127,057

Consumer Staples (5.1%)
107,292	Corn Products International, Inc.	5,911,789
63,416	Diamond Foods, Inc.[b]	4,160,090
66,162	Herbalife, Ltd.	5,940,024
32,100	TreeHouse Foods, Inc.[a]	1,947,507

	Total Consumer Staples	17,959,410

Energy (10.4%)
152,522	Arch Coal, Inc.	5,231,505
176,680	Forest Oil Corporation[a]	6,344,579
488,182	International Coal Group, Inc.[a,b]	5,384,647
86,405	Oil States International, Inc.[a]	7,172,479
217,322	Patriot Coal Corporation[a]	5,472,168
153,908	Swift Energy Company[a]	6,031,655
50,900	Tesco Corporation[a]	957,429
27,000	Willbros Group, Inc.[a]	290,250

	Total Energy	36,884,712

Financials (13.6%)
51,132	Affiliated Managers Group, Inc.[a]	5,577,479
146,100	First Niagara Financial Group, Inc.	2,103,840
87,000	Hercules Technology Growth Capital, Inc.	935,250
41,300	IBERIABANK Corporation	2,478,413
200,243	LaSalle Hotel Properties	5,634,838
25,715	Nara Bancorp, Inc.[a]	252,778
506,674	Ocwen Financial Corporation[a]	6,064,888
1,844,990	Popular, Inc.[a]	5,811,718
85,500	Solar Capital, Ltd.	2,169,990
99,046	SVB Financial Group[a,b]	5,986,340
211,398	Texas Capital Bancshares, Inc.[a]	5,454,068
236,537	Zions Bancorporation	5,783,330

	Total Financials	48,252,932

Health Care (11.6%)
289,641	Align Technology, Inc.[a]	6,991,934
31,500	Conceptus, Inc.[a,b]	486,045
100,518	Covance, Inc.[a]	6,292,427
250,796	Endologix, Inc.[a]	1,993,828
193,182	Health Net, Inc.[a]	6,432,961
226,303	PSS World Medical, Inc.[a,b]	6,508,474
83,138	United Therapeutics Corporation[a]	5,566,920
126,310	Universal Health Services, Inc.	6,919,262

	Total Health Care	41,191,851

Industrials (17.3%)
3,900	Alaska Air Group, Inc.[a]	256,893
208,677	Deluxe Corporation	5,650,973
203,311	EMCOR Group, Inc.[a]	6,296,542
143,829	FTI Consulting, Inc.[a,b]	5,738,777
70,000	ICF International, Inc.[a]	1,705,200
16,500	Kforce, Inc.[a]	258,225
276,082	Knight Transportation, Inc.	4,972,237
27,900	Landstar System, Inc.	1,322,460
366,385	Manitowoc Company, Inc.	8,130,083
114,300	Navigant Consulting, Inc.[a]	1,331,595
25,200	Old Dominion Freight Line, Inc.[a]	942,984
181,666	Oshkosh Corporation[a]	5,751,546
164,847	Shaw Group, Inc.[a]	6,412,548
37,900	Steelcase, Inc.	437,745
60,500	Sykes Enterprises, Inc.[a]	1,211,815
114,968	Teledyne Technologies, Inc.[a]	5,804,734
18,200	URS Corporation[a]	814,450
100,200	Waste Connections, Inc.	3,083,154
43,000	Werner Enterprises, Inc.[b]	1,125,310

	Total Industrials	61,247,271

Information Technology (19.9%)
1,034,719	Brocade Communications[a]	6,466,994
122,400	Cogo Group, Inc.[a]	1,004,904
151,336	CommVault Systems, Inc.[a]	5,961,125
217,798	GSI Commerce, Inc.[a]	6,374,947
108,310	Informatica Corporation[a]	6,066,443
64,300	Ingram Micro, Inc.[a]	1,204,339
342,759	Monster Worldwide, Inc.[a,b]	5,624,675
132,208	Netlogic Microsystems, Inc.[a]	5,702,131
175,536	Plantronics, Inc.	6,507,120
196,758	Plexus Corporation[a]	7,179,699
244,327	Quest Software, Inc.[a]	6,293,864
5,700	Tech Data Corporation[a]	302,841
350,850	Teradyne, Inc.[a]	5,648,685
210,483	TIBCO Software, Inc.[a]	6,312,385

	Total Information Technology	70,650,152

Materials (0.6%)
16,100	Packaging Corporation of America	459,333
30,000	Reliance Steel & Aluminum Company	1,698,300

	Total Materials	2,157,633

Telecommunications Services (0.4%)
80,900	NTELOS Holdings Corporation	1,596,157

	Total Telecommunications Services	1,596,157

Utilities (3.8%)
42,700	Avista Corporation	1,039,745
15,000	NV Energy, Inc.	227,850
7,700	Portland General Electric Company	192,192
139,991	Southwest Gas Corporation	5,567,442
167,150	UGI Corporation	5,566,095
22,400	UniSource Energy Corporation	831,712

	Total Utilities	13,425,036

	Total Common Stock (cost $262,247,762)	323,492,211

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Shares	Collateral Held for Securities Loaned (3.6%)	Value
12,883,631	Thrivent Financial Securities Lending Trust	$12,883,631

	Total Collateral Held for Securities Loaned (cost $12,883,631)	12,883,631

Principal Amount	Short-Term Investments (9.1%)[c]	Value
	Federal Home Loan Bank Discount Notes
17,845,000	0.034%, 5/6/2011	17,844,899
5,000,000	0.044%, 5/20/2011 Societe Generale North America, Inc.	4,999,878
	Societe Generale North America, Inc.
7,830,000	0.100%, 5/2/2011[d]	7,829,956
	U.S. Treasury Bills
1,600,000	0.125%, 8/18/2011[e]	1,599,393

	Total Short-Term Investments (at amortized cost)	32,274,126

	Total Investments (cost $307,405,519) 103.9%	$368,649,968

	Other Assets and Liabilities, Net (3.9%)	(13,767,188)

	Total Net Assets 100.0%	$354,882,780

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
e	At April 29, 2011, $1,599,393 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$63,294,114
Gross unrealized depreciation	(2,423,630)

Net unrealized appreciation (depreciation)	$60,870,484
Cost for federal income tax purposes	$307,779,484

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 29, 2011, in valuing Small Cap Stock Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	30,127,057	30,127,057	–	–
Consumer Staples	17,959,410	17,959,410	–	–
Energy	36,884,712	36,884,712	–	–
Financials	48,252,932	48,252,932	–	–
Health Care	41,191,851	41,191,851	–	–
Industrials	61,247,271	61,247,271	–	–
Information Technology	70,650,152	70,650,152	–	–
Materials	2,157,633	2,157,633	–	–
Telecommunications Services	1,596,157	1,596,157	–	–
Utilities	13,425,036	13,425,036	–	–
Collateral Held for Securities Loaned	12,883,631	12,883,631	–	–
Short-Term Investments	32,274,126	–	32,274,126	–

Total	$368,649,968	$336,375,842	$32,274,126	$–

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives Futures Contracts	1,825,467	1,825,467	–	–

Total Asset Derivatives	$1,825,467	$1,825,467	$–	$–

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
Russell 2000 Index Mini-Futures	284	June 2011	$22,709,293	$24,534,760	$1,825,467
Total Futures Contracts					$1,825,467

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Fund

Schedule of Investments as of April 29, 2011

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 29, 2011, for Small Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$1,825,467
Total Equity Contracts		1,825,467

Total Asset Derivatives		$1,825,467

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 29, 2011, for Small Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	2,866,626

Total Equity Contracts		2,866,626

Total		$2,866,626

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 29, 2011, for Small Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	1,403,959
Total Equity Contracts		1,403,959

Total		$1,403,959

The following table presents Small Cap Stock Fund’s average volume of derivative activity during the period ended April 29, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)
Equity Contracts	$22,407,622	6.7%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Small Cap Stock Fund, is as follows:

Fund	Value October 31, 2010	Gross Purchases	Gross Sales	Shares Held at April 29, 2011	Value April 29, 2011	Income Earned November 1, 2010 - April 29, 2011
Thrivent Financial Securities Lending Trust	$21,723,500	$98,801,451	$107,641,320	12,883,631	$12,883,631	$24,789
Total Value and Income Earned	21,723,500				12,883,631	24,789

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Growth Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Shares	Common Stock (96.0%)	Value
Consumer Discretionary (11.9%)
82,300	Abercrombie & Fitch Company	$5,826,840
240,200	American Eagle Outfitters, Inc.	3,737,512
38,400	Autoliv, Inc.	3,076,992
40,000	BorgWarner, Inc.[a]	3,089,600
59,600	Darden Restaurants, Inc.	2,799,412
98,650	Discovery Communications, Inc.[a]	4,366,249
119,800	Dollar Tree, Inc.[a]	6,888,500
117,600	DreamWorks Animation SKG, Inc.[a]	3,115,224
77,300	Guess ?, Inc.	3,323,127
107,700	International Game Technology	1,905,213
101,100	KB Home[b]	1,193,991
229,200	MGM Resorts International[a,b]	2,901,672
50,000	O’Reilly Automotive, Inc.[a]	2,953,000
50,400	P.F. Chang’s China Bistro, Inc.[b]	2,021,040
52,600	PetSmart, Inc.	2,218,142
37,000	VF Corporation	3,720,720

	Total Consumer Discretionary	53,137,234

Consumer Staples (5.5%)
132,900	Avon Products, Inc.	3,904,602
86,700	BJ’s Wholesale Club, Inc.[a]	4,449,444
54,700	Clorox Company	3,810,402
114,700	H.J. Heinz Company	5,876,081
101,900	Whole Foods Market, Inc.	6,395,244

	Total Consumer Staples	24,435,773

Energy (12.5%)
135,400	Alpha Natural Resources, Inc.[a,b]	7,876,218
82,100	Arch Coal, Inc.	2,816,030
81,600	Dresser-Rand Group, Inc.[a]	4,287,264
87,100	ENSCO International plc ADR	5,192,902
166,300	Forest Oil Corporation[a]	5,971,833
75,600	Frontline, Ltd.[b]	1,671,516
172,800	Nabors Industries, Ltd.[a]	5,294,592
47,800	Oil States International, Inc.[a]	3,967,878
270,000	Petrohawk Energy Corporation[a]	7,292,700
117,100	Ultra Petroleum Corporation[a]	5,947,509
186,600	Weatherford International, Ltd.[a]	4,026,828
116,536	Willbros Group, Inc.[a]	1,252,762

	Total Energy	55,598,032

Financials (5.8%)
232,400	Discover Financial Services	5,772,816
17,100	IntercontinentalExchange, Inc.[a]	2,057,985
123,500	Lazard, Ltd.	5,063,500
56,500	MSCI, Inc.[a]	2,004,055
56,900	PartnerRe, Ltd.	4,572,484
197,493	TCF Financial Corporation[b]	3,078,916
161,800	TD Ameritrade Holding Corporation	3,485,172

	Total Financials	26,034,928

Health Care (13.0%)
29,800	Alexion Pharmaceuticals, Inc.[a,b]	2,887,322
59,500	AmerisourceBergen Corporation	2,418,080
348,800	Boston Scientific Corporation[a]	2,612,512
48,700	C.R. Bard, Inc.	5,198,725
148,800	CareFusion Corporation[a]	4,370,256
113,300	CIGNA Corporation	5,305,839
184,800	Hologic, Inc.[a]	4,069,296
83,400	Hospira, Inc.[a]	4,731,282
76,000	Life Technologies Corporation[a]	4,195,200
170,700	Myriad Genetics, Inc.[a]	3,659,808
54,300	Quest Diagnostics, Inc.	3,061,434
58,700	Shire Pharmaceuticals Group plc ADR	5,471,427
55,600	Thermo Fisher Scientific, Inc.[a]	3,335,444
52,800	Vertex Pharmaceuticals, Inc.[a]	2,905,056
58,300	Watson Pharmaceuticals, Inc.[a]	3,615,766

	Total Health Care	57,837,447

Industrials (16.6%)
130,700	Aecom Technology Corporation[a]	3,562,882
180,500	BE Aerospace, Inc.[a]	6,965,495
56,900	C.H. Robinson Worldwide, Inc.	4,562,242
135,900	Delta Air Lines, Inc.[a]	1,410,642
128,240	Expeditors International of Washington, Inc.	6,959,585
88,000	Jacobs Engineering Group, Inc.[a]	4,365,680
134,800	JB Hunt Transport Services, Inc.	6,427,264
168,300	Knight Transportation, Inc.	3,031,083
94,400	Manpower, Inc.	6,254,000
94,800	Pentair, Inc.	3,807,168
44,000	Precision Castparts Corporation	6,798,880
101,200	Quanta Services, Inc.[a]	2,194,016
64,500	Roper Industries, Inc.	5,578,605
76,500	Ryanair Holdings plc ADR[b]	2,331,720
61,000	SPX Corporation	5,273,450
48,300	Stericycle, Inc.[a]	4,408,824

	Total Industrials	73,931,536

Information Technology (19.5%)
43,874	Akamai Technologies, Inc.[a]	1,511,021
37,900	Altera Corporation[b]	1,845,730
40,600	ANSYS, Inc.[a]	2,244,774
431,200	Atmel Corporation[a]	6,597,360
51,300	CommVault Systems, Inc.[a]	2,020,707
176,900	Electronic Arts, Inc.[a]	3,569,842
65,300	F5 Networks, Inc.[a]	6,618,808
154,300	JDS Uniphase Corporation[a]	3,215,612
121,500	Marvell Technology Group, Ltd.[a]	1,874,745
31,400	Mercadolibre, Inc.[b]	2,869,960
104,600	Monster Worldwide, Inc.[a]	1,716,486
87,800	NetApp, Inc.[a]	4,563,844
118,196	Netlogic Microsystems, Inc.[a]	5,097,793
60,400	Nice Systems, Ltd. ADR[a]	2,303,052
281,619	Nuance Communications, Inc.[a]	5,829,513
238,400	NVIDIA Corporation[a]	4,768,000
159,318	Polycom, Inc.[a]	9,531,996
76,200	Red Hat, Inc.[a]	3,617,214
279,100	Symantec Corporation[a]	5,484,315
142,200	TE Connectivity, Ltd.	5,097,870
112,800	Teradata Corporation[a]	6,307,776

	Total Information Technology	86,686,418

Materials (8.6%)
143,400	Celanese Corporation	7,158,528
52,400	CF Industries Holdings, Inc.	7,417,220
102,500	Ecolab, Inc.	5,407,900
64,200	Newmont Mining Corporation	3,762,762
113,500	Pan American Silver Corporation	4,095,080
108,800	Stillwater Mining Company[a]	2,481,728
154,700	Temple-Inland, Inc.	3,640,091

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Growth Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Shares	Common Stock (96.0%)	Value
Materials (8.6%) - continued
31,200	Walter Energy, Inc.	$4,312,464

	Total Materials	38,275,773

Telecommunications Services (2.6%)
48,300	NII Holdings, Inc.[a]	2,008,314
140,300	SBA Communications Corporation[a]	5,419,789
197,600	TW Telecom, Inc.[a]	4,256,304

	Total Telecommunications Services	11,684,407

	Total Common Stock (cost $313,945,351)	427,621,548

Shares	Collateral Held for Securities Loaned (5.2%)	Value
23,278,948	Thrivent Financial Securities Lending Trust	23,278,948
	Total Collateral Held for Securities Loaned (cost $23,278,948)	23,278,948

Principal Amount	Short-Term Investments (3.9%)[c]	Value
	Federal Home Loan Bank Discount Notes
2,000,000	0.025%, 5/3/2011	1,999,996
4,500,000	0.050%, 5/6/2011	4,499,962
	Federal Home Loan Mortgage Corporation Discount Notes
6,000,000	0.025%, 5/9/2011	5,999,963
	U.S. Treasury Bills
5,000,000	0.030%, 5/5/2011	4,999,979

	Total Short-Term Investments (at amortized cost)	17,499,900

	Total Investments (cost $354,724,199) 105.1%	$468,400,396

	Other Assets and Liabilities, Net (5.1%)	(22,659,128)

	Total Net Assets 100.0%	$445,741,268

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$120,977,376
Gross unrealized depreciation	(8,367,025)

Net unrealized appreciation (depreciation)	$112,610,351

Cost for federal income tax purposes	$355,790,045

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Growth Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 29, 2011, in valuing Mid Cap Growth Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	53,137,234	53,137,234	–	–
Consumer Staples	24,435,773	24,435,773	–	–
Energy	55,598,032	55,598,032	–	–
Financials	26,034,928	26,034,928	–	–
Health Care	57,837,447	57,837,447	–	–
Industrials	73,931,536	73,931,536	–	–
Information Technology	86,686,418	86,686,418	–	–
Materials	38,275,773	38,275,773	–	–
Telecommunications Services	11,684,407	11,684,407	–	–
Collateral Held for Securities Loaned	23,278,948	23,278,948	–	–
Short-Term Investments	17,499,900	–	17,499,900	–

Total	$468,400,396	$450,900,496	$17,499,900	$–

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Growth Fund, is as follows:

Fund	Value October 31, 2010	Gross Purchases	Gross Sales	Shares Held at April 29, 2011	Value April 29, 2011	Income Earned November 1, 2010 - April 29, 2011
Thrivent Financial
Securities Lending Trust	$17,310,111	$108,982,241	$103,013,404	23,278,948	$23,278,948	$20,870
Total Value and Income Earned	17,310,111				23,278,948	20,870

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Mid Cap Value Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Shares	Common Stock (97.0%)	Value
Consumer Discretionary (13.9%)
45,668	CBS Corporation	$1,151,747
71,071	DISH Network Corporation[a]	1,779,618
13,148	Guess ?, Inc.	565,233
28,970	Hasbro, Inc.	1,356,955
43,936	Lear Corporation	2,246,887
35,277	Liberty Global, Inc.[a,b]	1,640,380
114,734	Liberty Media Corporation - Interactive[a]	2,005,550
10,535	Mohawk Industries, Inc.[a]	632,521
79,152	Newell Rubbermaid, Inc.	1,508,637
1,235	NVR, Inc.[a]	913,073
28,821	Royal Caribbean Cruises, Ltd.[a]	1,147,652
26,161	Scripps Networks Interactive	1,345,199
22,000	TRW Automotive Holdings Corporation[a]	1,255,320
33,809	Wyndham Worldwide Corporation	1,170,129

	Total Consumer Discretionary	18,718,901

Consumer Staples (5.0%)
23,063	Coca-Cola Enterprises, Inc.	655,220
51,341	ConAgra Foods, Inc.	1,255,288
18,595	Energizer Holdings, Inc.[a]	1,404,480
10,730	H.J. Heinz Company	549,698
5,213	Hansen Natural Corporation[a]	344,840
33,003	J.M. Smucker Company	2,477,535

	Total Consumer Staples	6,687,061

Energy (9.2%)
23,955	Alpha Natural Resources, Inc.[a,b]	1,393,462
2,431	Cabot Oil & Gas Corporation	136,817
28,260	Cameron International Corporation[a]	1,489,867
12,139	CONSOL Energy, Inc.	656,598
30,921	Forest Oil Corporation[a]	1,110,373
39,673	Frontier Oil Corporation	1,108,464
9,552	Helmerich & Payne, Inc.	633,680
42,431	Newfield Exploration Company[a]	3,004,115
20,653	Oil States International, Inc.[a]	1,714,405
11,743	Pioneer Natural Resources Company	1,200,487

	Total Energy	12,448,268

Financials (28.5%)
8,314	Alexandria Real Estate Equities, Inc.	682,995
8,279	AvalonBay Communities, Inc.	1,048,204
13,455	Camden Property Trust	844,301
28,977	CIT Group, Inc.[a]	1,230,363
18,668	Douglas Emmett, Inc.	388,481
3,262	Essex Property Trust, Inc.	441,936
23,484	Everest Re Group, Ltd.	2,139,862
120,587	Fifth Third Bancorp	1,600,190
9,983	First Republic Bank[a],b	312,967
99,494	Genworth Financial, Inc.[a]	1,212,832
54,877	Hartford Financial Services Group, Inc.	1,589,787
71,061	Host Hotels & Resorts, Inc.	1,264,175
54,640	Invesco, Ltd.	1,358,897
69,527	Janus Capital Group, Inc.	846,144
68,072	Kimco Realty Corporation	1,330,127
17,033	Lazard, Ltd.	698,353
44,415	Legg Mason, Inc.	1,650,017
33,068	Lincoln National Corporation	1,032,714
12,203	M&T Bank Corporation	1,078,379
26,211	Marsh & McLennan Companies, Inc.	793,669
134,744	MFA Financial, Inc.	1,075,257
47,840	NASDAQ OMX Group, Inc.[a]	1,296,464
2,610	PartnerRe, Ltd.	209,740
80,473	Principal Financial Group, Inc.	2,715,964
125,696	SLM Corporation[a]	2,085,297
55,513	SunTrust Banks, Inc.	1,564,911
34,642	Tanger Factory Outlet Centers, Inc.	957,158
49,324	Unum Group	1,306,100
22,617	Ventas, Inc.	1,264,969
50,712	W.R. Berkley Corporation	1,653,718
67,665	XL Group plc	1,652,379
40,512	Zions Bancorporation	990,518

	Total Financials	38,316,868

Health Care (6.1%)
33,709	Aetna, Inc.	1,394,878
270,032	Boston Scientific Corporation[a]	2,022,540
56,928	Hologic, Inc.[a]	1,253,555
27,826	Kinetic Concepts, Inc.[a]	1,642,569
19,511	Patterson Companies, Inc.	677,227
54,071	Warner Chilcott plc	1,246,336

	Total Health Care	8,237,105

Industrials (10.0%)
25,929	BE Aerospace, Inc.[a]	1,000,600
15,048	Cooper Industries plc	992,416
12,184	Eaton Corporation	652,210
30,726	GrafTech International, Ltd.[a]	712,843
122,592	JetBlue Airways Corporation[a,b]	693,871
16,351	Kansas City Southern, Inc.[a]	950,157
108,729	Masco Corporation	1,459,143
14,807	Parker Hannifin Corporation	1,396,596
44,748	Pentair, Inc.	1,797,080
31,697	Republic Services, Inc.	1,002,259
12,949	Ryder System, Inc.	692,771
32,704	Spirit Aerosystems Holdings, Inc.[a]	804,518
50,750	Textron, Inc.	1,324,575

	Total Industrials	13,479,039

Information Technology (6.9%)
12,354	Amphenol Corporation	690,712
15,918	BMC Software, Inc.[a]	799,561
126,276	Brocade Communications[a]	789,225
13,860	Check Point Software Technologies, Ltd.[a]	761,330
32,193	Electronic Arts, Inc.[a]	649,655
15,600	Maxim Integrated Products, Inc.	426,504
114,842	ON Semiconductor Corporation[a]	1,206,989
43,766	Parametric Technology Corporation[a]	1,062,201
13,498	Polycom, Inc.[a]	807,585
30,488	Quest Software, Inc.[a]	785,371
39,028	Xilinx, Inc.	1,360,516

	Total Information Technology	9,339,649

Materials (4.8%)
11,173	Albemarle Corporation	788,255
17,990	Chemtura Corporation[a]	345,048

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Mid Cap Value Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Shares	Common Stock (97.0%)	Value
Materials (4.8%) - continued
6,631	Cliffs Natural Resources, Inc.	$621,457
17,238	Cytec Industries, Inc.	1,011,526
84,612	Huntsman Corporation	1,764,160
33,233	Stillwater Mining Company[a]	758,045
29,822	Temple-Inland, Inc.	701,712
34,320	Thompson Creek Metals Company, Inc.[a]	423,166

	Total Materials	6,413,369

Telecommunications Services (3.1%)
40,138	CenturyLink, Inc.	1,636,828
98,069	Clearwire Corporation[a,b]	476,615
412,398	Sprint Nextel Corporation[a]	2,136,222
	Total Telecommunications Services	4,249,665

Utilities (9.5%)
69,802	CMS Energy Corporation	1,382,080
15,243	Edison International, Inc.	598,593
35,574	Northeast Utilities	1,266,434
66,765	NV Energy, Inc.	1,014,160
19,942	Pinnacle West Capital Corporation	865,283
75,434	PPL Corporation	2,069,155
34,448	SCANA Corporation	1,430,281
23,316	Sempra Energy	1,284,711
23,405	Westar Energy, Inc.	636,850
89,984	Xcel Energy, Inc.	2,189,311

	Total Utilities	12,736,858

	Total Common Stock (cost $102,143,550)	130,626,783

Shares	Collateral Held for Securities Loaned (3.2%)	Value
4,345,013	Thrivent Financial Securities Lending Trust	4,345,013

	Total Collateral Held for Securities Loaned (cost $4,345,013)	4,345,013

Principal Amount	Short-Term Investments (3.2%)[c]	Value
4,255,000	Bryant Park Funding, LLC 0.090%, 5/2/2011[d]	4,254,979

	Total Short-Term Investments (at amortized cost)	4,254,979

	Total Investments (cost $110,743,542) 103.4%	$139,226,775

	Other Assets and Liabilities, Net (3.4%)	(4,627,581)

	Total Net Assets 100.0%	$134,599,194

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$28,352,963
Gross unrealized depreciation	(440,345)

Net unrealized appreciation (depreciation)	$27,912,618

Cost for federal income tax purposes	$111,314,157

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Mid Cap Value Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 29, 2011, in valuing Partner Mid Cap Value Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	18,718,901	18,718,901	–	–
Consumer Staples	6,687,061	6,687,061	–	–
Energy	12,448,268	12,448,268	–	–
Financials	38,316,868	38,316,868	–	–
Health Care	8,237,105	8,237,105	–	–
Industrials	13,479,039	13,479,039	–	–
Information Technology	9,339,649	9,339,649	–	–
Materials	6,413,369	6,413,369	–	–
Telecommunications Services	4,249,665	4,249,665	–	–
Utilities	12,736,858	12,736,858	–	–
Collateral Held for Securities Loaned	4,345,013	4,345,013	–	–
Short-Term Investments	4,254,979	–	4,254,979	–

Total	$139,226,775	$134,971,796	$4,254,979	$–

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Mid Cap Value Fund, is as follows:

Fund	Value October 31, 2010	Gross Purchases	Gross Sales	Shares Held at April 29, 2011	Value April 29, 2011	Income Earned November 1, 2010 - April 29, 2011
Thrivent Financial Securities Lending Trust	$4,538,968	$28,943,357	$29,137,312	4,345,013	$4,345,013	$7,194
Total Value and Income Earned	4,538,968				4,345,013	7,194

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Stock Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Shares	Common Stock (95.8%)	Value
Consumer Discretionary (9.9%)
223,811	Autoliv, Inc.[a]	$17,933,975
135,698	Charter Communications, Inc.[b]	7,998,040
170,271	Dollar Tree, Inc.[b]	9,790,583
43,100	Netflix, Inc.[b]	10,028,077
257,400	Omnicom Group, Inc.	12,661,506
145,714	Panera Bread Company[b]	17,647,423
351,000	Williams-Sonoma, Inc.	15,236,910

	Total Consumer Discretionary	91,296,514

Consumer Staples (4.2%)
218,200	Corn Products International, Inc.	12,022,820
360,209	Flowers Foods, Inc.[a]	11,007,987
254,273	TreeHouse Foods, Inc.[b]	15,426,743

	Total Consumer Staples	38,457,550

Energy (9.3%)
146,934	Alpha Natural Resources, Inc.[a,b]	8,547,151
181,300	ENSCO International plc ADR	10,809,106
439,956	Forest Oil Corporation[b]	15,798,820
255,288	National Oilwell Varco, Inc.	19,578,036
749,600	Weatherford International, Ltd.[b]	16,176,368
213,600	Whiting Petroleum Corporation[b]	14,845,200

	Total Energy	85,754,681

Financials (17.2%)
645,333	Duke Realty Corporation	9,841,328
238,526	Endurance Specialty Holdings, Ltd.	10,576,243
554,756	Equity One, Inc.	10,995,264
572,026	HCC Insurance Holdings, Inc.	18,613,726
740,209	Host Hotels & Resorts, Inc.	13,168,318
74,571	IntercontinentalExchange, Inc.[b]	8,974,620
227,082	Lazard, Ltd.	9,310,362
198,800	M&T Bank Corporation[a]	17,567,956
370,290	Northern Trust Corporation	18,510,797
3,402,700	Popular, Inc.[b]	10,718,505
545,212	W.R. Berkley Corporation	17,779,363
523,102	Zions Bancorporation[a]	12,789,844

	Total Financials	158,846,326

Health Care (12.4%)
128,000	Alexion Pharmaceuticals, Inc.[b]	12,401,920
135,214	C.R. Bard, Inc.	14,434,094
163,500	Covance, Inc.[a,b]	10,235,100
350,199	Coventry Health Care, Inc.[b]	11,300,922
337,295	Health Net, Inc.[b]	11,231,924
163,900	Quest Diagnostics, Inc.	9,240,682
177,500	Thoratec Corporation[b]	5,449,250
130,102	Varian Medical Systems, Inc.[b]	9,133,160
199,033	Vertex Pharmaceuticals, Inc.[b]	10,950,796
109,800	Waters Corporation[b]	10,760,400
145,163	Zimmer Holdings, Inc.[b]	9,471,886

	Total Health Care	114,610,134

Industrials (17.1%)
228,279	Chicago Bridge and Iron Company	9,254,431
138,639	CSX Corporation	10,909,503
180,407	Expeditors International of Washington, Inc.	9,790,688
260,300	FTI Consulting, Inc.[a,b]	10,385,970
1,129,961	Manitowoc Company, Inc.	25,073,834
162,298	Manpower, Inc.	10,752,242
546,044	Oshkosh Corporation[b]	17,287,753
95,418	Parker Hannifin Corporation	8,999,826
282,700	Republic Services, Inc.	8,938,974
532,900	Shaw Group, Inc.[b]	20,729,810
158,606	SPX Corporation	13,711,489
256,583	Tyco International, Ltd.	12,505,855

	Total Industrials	158,340,375

Information Technology (15.6%)
188,900	Alliance Data Systems Corporation[a,b]	17,945,500
936,150	Compuware Corporation[b]	10,606,579
335,053	eBay, Inc.[b]	11,525,823
281,050	Juniper Networks, Inc.[b]	10,772,647
191,250	Lam Research Corporation[b]	9,239,287
1,287,837	Teradyne, Inc.[b]	20,734,176
652,607	TIBCO Software, Inc.[b]	19,571,684
716,100	ValueClick, Inc.[b]	11,994,675
314,100	VeriFone Systems, Inc.[b]	17,218,962
412,596	Xilinx, Inc.	14,383,097

	Total Information Technology	143,992,430

Materials (5.9%)
215,816	Albemarle Corporation	15,225,819
316,800	Silgan Holdings, Inc.[a]	14,528,448
683,894	Steel Dynamics, Inc.	12,440,032
515,100	Temple-Inland, Inc.	12,120,303

	Total Materials	54,314,602

Utilities (4.2%)
180,501	Alliant Energy Corporation	7,137,009
518,600	CMS Energy Corporation	10,268,280
702,138	NV Energy, Inc.	10,665,476
334,962	UGI Corporation	11,154,235

	Total Utilities	39,225,000

	Total Common Stock (cost $625,977,512)	884,837,612

Shares	Collateral Held for Securities Loaned (8.9%)	Value
82,719,325	Thrivent Financial Securities Lending Trust	82,719,325

	Total Collateral Held for Securities Loaned (cost $82,719,325)	82,719,325

Principal Amount	Short-Term Investments (3.9%)[c]	Value
	Federal Home Loan Bank Discount Notes
19,000,000	0.028%, 5/6/2011	18,999,912
5,000,000	0.040%, 5/18/2011	4,999,900
	Societe Generale North America, Inc.
7,070,000	0.100%, 5/2/2011[d]	7,069,961

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Stock Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Principal Amount	Short-Term Investments (3.9%)[c]	Value
	U.S. Treasury Bills
5,000,000	0.030%, 5/5/2011	$4,999,979

	Total Short-Term Investments (at amortized cost)	36,069,752

	Total Investments (cost $744,766,589) 108.6%	$1,003,626,689

	Other Assets and Liabilities, Net (8.6%)	(79,889,781)

	Total Net Assets 100.0%	$923,736,908

a	All or a portion of the security is on loan.
b	Non-income producing security.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security's shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$258,899,923
Gross unrealized depreciation	(3,538,847)

Net unrealized appreciation (depreciation)	$255,361,076
Cost for federal income tax purposes	$748,265,613

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 29, 2011, in valuing Mid Cap Stock Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	91,296,514	91,296,514	–	–
Consumer Staples	38,457,550	38,457,550	–	–
Energy	85,754,681	85,754,681	–	–
Financials	158,846,326	158,846,326	–	–
Health Care	114,610,134	114,610,134	–	–
Industrials	158,340,375	158,340,375	–	–
Information Technology	143,992,430	143,992,430	–	–
Materials	54,314,602	54,314,602	–	–
Utilities	39,225,000	39,225,000	–	–
Collateral Held for Securities Loaned	82,719,325	82,719,325	–	–
Short-Term Investments	36,069,752	–	36,069,752	–

Total	$1,003,626,689	$967,556,937	$36,069,752	$–

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Stock Fund, is as follows:

Fund	Value October 31, 2010	Gross Purchases	Gross Sales	Shares Held at April 29, 2011	Value April 29, 2011	Income Earned November 1, 2010 - April 29, 2011
Thrivent Financial Securities Lending Trust	$64,107,848	$358,682,359	$340,070,882	82,719,325	$82,719,325	$45,774
Total Value and Income Earned	64,107,848				82,719,325	45,774

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Shares	Common Stock (87.3%)	Value
Australia (3.9%)
23,719	Australia & New Zealand Banking Group, Ltd.	$631,825
91,512	BHP Billiton, Ltd.	4,633,339
117,848	Boart Longyear Group	593,580
12,540	Campbell Brothers, Ltd.	623,432
75,156	Challenger, Ltd.	398,608
49,641	Fortescue Metals Group, Ltd.	336,463
38,890	Iluka Resources, Ltd.	535,120
47,566	Mineral Resources, Ltd.	609,421
133,079	Mount Gibson Iron, Ltd.[a]	276,150
17,922	Ramsay Health Care, Ltd.	355,619
12,903	Rio Tinto, Ltd.	1,168,084
112,433	SAI Global, Ltd.	618,141
33,146	United Group, Ltd.	549,603
24,827	Wesfarmer, Ltd.	909,526

	Total Australia	12,238,911

Austria (0.5%)
8,649	Andritz AG	893,190
27,927	Wienerberger AGa	597,138

	Total Austria	1,490,328

Belgium (0.8%)
19,563	Anheuser-Busch InBev NV	1,248,378
4,101	Bekaert SA	513,008
6,801	Compagnie d’ Entreprises CFE	589,059

	Total Belgium	2,350,445

Bermuda (0.2%)
14,500	Orient Overseas International, Ltd.	111,276
63,478	Seawell, Ltd.[a]	423,008

	Total Bermuda	534,284

Brazil (2.8%)
71,181	Banco Bradesco SA ADR	1,439,992
22,000	Lojas Renner SA	815,281
22,000	Multiplan Empreendimentos Imobiliarios SA	459,802
19,700	Petroleo Brasileiro SA ADR	735,401
45,000	Petroleo Brasileiro SA PREF ADR	1,501,649
71,500	Souza Cruz SA	813,533
64,000	Ultrapar Participacoes SA	1,118,739
58,000	Vale SA SP PREF ADR	1,734,200

	Total Brazil	8,618,597

Canada (3.5%)
6,980	Agrium, Inc.	632,641
14,991	Barrick Gold Corporation	765,552
24,550	Brookfield Asset Management, Inc.	826,636
4,231	Canadian Imperial Bank of Commerce	366,266
10,995	Canadian National Railway Company	852,804
4,359	Canadian Natural Resources, Ltd.	205,051
20,381	CGI Group, Inc.[a]	445,875
7,669	Enerplus Corporation	248,258
11,622	Finning International, Inc.	340,848
14,735	Goldcorp, Inc.	823,646
3,178	Inmet Mining Corporation	223,018
15,976	Pacific Rubiales Energy Corporation	485,425
22,589	Potash Corporation of Saskatchewan, Inc.	1,276,033
8,500	Riocan Real Estate Investment Trust	227,727
6,698	Saputo, Inc.	318,831
17,941	Shoppers Drug Mart Corporation	781,198
8,660	Silver Wheaton Corporation	352,367
10,202	Suncor Energy, Inc.	470,206
15,324	Trican Well Service, Ltd.	377,675
8,228	Valeant Pharmaceuticals International, Inc.	433,922
33,424	Yamana Gold, Inc.	426,013

	Total Canada	10,879,992

Cayman Islands (0.4%)
682,000	Greatview Aseptic Packaging Company, Ltd.[a]	467,177
568,858	Kingboard Laminates Holdings, Ltd.	504,284
106,219	Wynn Macau, Ltd.	379,076

	Total Cayman Islands	1,350,537

Chile (0.3%)
9,600	Banco Santander Chile SA ADR	879,264

	Total Chile	879,264

China (1.2%)
2,643,050	Bank of China, Ltd.	1,462,845
1,513,614	Huaneng Power International, Inc.[a]	835,905
950,000	PetroChina Company, Ltd.	1,379,000

	Total China	3,677,750

Denmark (1.0%)
2,561	Carlsberg AS	303,875
23,518	Christian Hansen Holding AS	536,331
2,305	Coloplast AS	339,056
29,383	DSV AS	768,359
9,074	Novo Nordisk AS	1,148,708

	Total Denmark	3,096,329

Finland (1.4%)
12,542	Cargotec Oyj	704,224
3,417	Kesko Oyj	177,316
22,150	Neste Oil Oyj	419,157
12,598	Outotec Oyj	798,870
16,762	Sampo Oyj	564,270
25,291	UPM-Kymmene Oyj	518,709
12,221	Wartsila Corporation	480,362
21,912	YIT Oyj	657,315

	Total Finland	4,320,223

France (5.6%)
17,080	Alten, Ltd.	700,700
13,997	April Group	450,674
101,216	AXA SA	2,268,890
25,238	Beneteau SA	541,155
34,700	Cap Gemini SA	2,101,658
3,839	Christian Dior SA	615,798
20,970	Compagnie de Saint-Gobain	1,446,815
8,940	Faurecia[a]	368,641
15,104	Ingenico	749,464
6,480	Peugeot SAa	294,060
4,654	Rubis	571,454

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Shares	Common Stock (87.3%)	Value
France (5.6%) - continued
11,917	Safran SA	$462,296
4,308	Schneider Electric SA	761,051
43,530	Total SA	2,787,519
15,184	Valeo SAa	967,105
2,917	Virbac SA	538,134
61,100	Vivendi SA	1,915,646

	Total France	17,541,060

Germany (5.4%)
16,208	Aixtron SE	688,293
5,511	BASF SE	565,850
7,139	Bayerische Motoren Werke AG	672,078
36,719	Daimler AG	2,837,668
11,732	Demag Cranes AG	630,647
16,250	Deutsche Boerse AG	1,348,957
65,800	Deutz AGa	601,361
17,670	ElringKlinger AG	619,837
9,185	Henkel AG & Company KGaA	626,139
18,468	Kloeckner & Company SEa	663,059
5,334	MAN AGa	743,047
7,603	Metro AG	557,957
4,606	Pfeiffer Vacuum Technology AG	639,691
8,239	Rheinmetall AG	738,557
11,685	SAP AG ADR	752,810
10,700	Siemens AG	1,556,295
13,971	Stada Arzneimittel AG	618,163
15,812	Suedzucker AG	487,427
17,776	Symrise AG	585,060
4,771	Volkswagen AGa	938,951

	Total Germany	16,871,847

Guernsey (0.1%)
73,213	Resolution, Ltd.	370,736

	Total Guernsey	370,736

Hong Kong (3.3%)
212,400	AIA Group, Ltd.[a]	716,312
180,000	China Mobile, Ltd.	1,655,716
65,000	CLP Holdings, Ltd.	534,637
274,000	Galaxy Entertainment Group, Ltd.[a]	494,176
175,000	Hang Lung Group, Ltd.	1,179,233
182,150	Hutchison Whampoa, Ltd.	2,083,146
848,522	New World Development Company, Ltd.	1,493,302
238,000	SJM Holdings, Ltd.	514,239
46,211	Swire Pacific, Ltd., Class A	707,263
270,000	Swire Pacific, Ltd., Class B	781,590

	Total Hong Kong	10,159,614

Hungary (0.3%)
4,200	Richter Gedeon Nyrt	878,886

	Total Hungary	878,886

India (1.9%)
54,500	Bharti Airtel, Ltd.	468,928
8,300	GlaxoSmithKline Pharmaceuticals, Ltd.	424,608
9,500	Grasim Industries, Ltd.	526,932
22,500	Hero Honda Motors, Ltd.	870,512
74,000	Hindustan Unilever, Ltd.	477,605
75,000	Housing Development Finance Corporation	1,199,800
25,000	ICICI Bank, Ltd.	631,786
15,600	Infosys Technologies, Ltd.	1,025,567
9,428	Ultra Tech Cement, Ltd.	232,527

	Total India	5,858,265

Indonesia (0.7%)
178,000	PT Astra International Tbk	1,169,878
884,124	Telekomunikasi Indonesia Tbk PT	796,902
4,000	Telekomunikasi Indonesia Tbk PT ADR	144,560

	Total Indonesia	2,111,340

Israel (0.3%)
19,800	Teva Pharmaceutical Industries, Ltd. ADR	905,454

	Total Israel	905,454

Italy (2.1%)
6,485	DiaSorin SPA	313,132
280,950	Enel SPA	2,003,391
73,100	Eni SPA	1,957,005
17,952	MARR SPA	235,700
1,341,200	Telecom Italia SPA	1,729,338
12,747	Yoox SPA[a]	231,719

	Total Italy	6,470,285

Japan (14.0%)
9,000	Aisin Seiki Company, Ltd.	317,445
20,400	Alps Electric Company, Ltd.	204,008
29,000	Anritsu Corporation	231,412
32,000	Asahi Diamond Industrial Company, Ltd.	665,642
35,000	Asics Corporation	506,163
88,350	Bridgestone Corporation	1,951,335
23,000	Canon, Inc.	1,083,129
54,000	Chiyoda Corporation	537,554
17,200	Credit Saison Company, Ltd.	288,415
49,000	Daicel Chemical Industries, Ltd.	316,035
18,000	Daihatsu Motor Company, Ltd.	290,765
80,000	Daiichi Sankyo Company, Ltd.	1,571,957
34,100	Dainippon Sumitomo Pharma Company, Ltd.	327,898
28,121	Daito Trust Construction Company, Ltd.	2,249,681
353,544	Daiwa Securities Group, Inc.	1,525,903
5,800	Dena Company, Ltd.	217,733
118,000	Denki Kagaku Kogyo KK	606,112
12,100	Denso Corporation	404,944
23,500	East Japan Railway Company	1,306,143
17,000	Elpida Memory, Inc.[a]	254,727
12,442	Exedy Corporation	397,484
11,900	FamilyMart Company, Ltd.	431,944
19,952	Fuji Machine Manufacturing Company, Ltd.	466,727
16,700	Gree, Inc.	343,909
115,000	Hitachi, Ltd.	624,189
6,000	Honda Motor Company, Ltd.	230,665
1,900	Idemitsu Kosan Company, Ltd.	224,695
116,000	IHI Corporation	295,152
50,300	ITOCHU Corporation	523,981
14,500	JTEKT Corporation	188,359
71,000	Kawasaki Heavy Industries, Ltd.	293,438
73	KDDI Corporation	487,354
88,000	Kobe Steel, Ltd.	218,370
48,000	Krosaki Harima Corporation	197,261

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Shares	Common Stock (87.3%)	Value
Japan (14.0%) - continued
7,100	Kyocera Corporation	$783,378
64,000	Mitsubishi Electric Corporation	712,530
15,300	Mitsui & Company, Ltd.	272,265
7,000	Mori Seiki Company, Ltd.[b]	90,138
52,652	MS and AD Insurance Group Holdings, Inc.	1,232,997
3,400	Murata Manufacturing Company, Ltd.	245,563
20,100	Nabtesco Corporation	514,571
19,800	Namco Bandai Holdings, Inc.	218,663
29,800	Nichicon Corporation	458,000
76,350	Nikon Corporation	1,600,113
66,000	Nippon Yusen KK	243,992
250,600	Nissan Motor Company, Ltd.	2,411,151
2,850	ORIX Corporation	279,999
15,951	Pigeon Corporation	549,277
87,900	Pioneer Corporation[a]	371,802
48,600	Round One Corporation	295,446
10,500	Sanrio Company, Ltd.	349,407
59,620	Sanyo Chemical Industries, Ltd.	487,185
27,200	Secom Company, Ltd.	1,349,220
26,400	Sega Sammy Holdings, Inc.	462,424
15,482	SHO-BOND Holdings Company, Ltd.	405,332
89	So-net M3, Inc.	578,453
7,500	Sony Corporation	211,766
130,400	Sumitomo Corporation	1,798,848
49,000	Sumitomo Electric Industries, Ltd.	682,234
504,844	Sumitomo Mitsui Trust Holdings, Inc.	1,738,046
174,000	Sumitomo Osaka Cement Company, Ltd.	473,101
19,000	Suruga Bank, Ltd.	158,587
15,400	Sysmex Corporation	539,384
69,958	Tadano, Ltd.	374,152
11,100	Takeda Pharmaceutical Company, Ltd.	537,937
87,000	Tokyu Corporation	359,904
107,000	Toshiba Corporation	569,764
11,498	Toyo Tanso Company, Ltd.	638,662
49,000	UNY Company, Ltd.	429,397
14,400	Ushio, Inc.	293,206
150	West Japan Railway Company	547,010

	Total Japan	43,044,433

Jersey (0.1%)
12,338	Wolseley plc	448,147

	Total Jersey	448,147

Luxembourg (0.3%)
19,000	Tenaris SA ADR	965,010

	Total Luxembourg	965,010

Malaysia (0.4%)
240,000	CIMB Group Holdings Berhad	664,416
135,500	Public Bank Berhad	599,581

	Total Malaysia	1,263,997

Mexico (1.2%)
168,000	Consorcio ARA SAB de CV	99,384
22,000	Fomento Economico Mexicano SAB de CV ADR	1,383,801
7,100	Grupo Aeroportuario del Sureste SAB de CV ADR	420,036
245,500	Grupo Financiero Banorte SAB de CV ADR	1,226,252
132	Mexico Government International Bond Warrants[a]	330
132,000	Organizacion Soriana SAB de CV	453,045

	Total Mexico	3,582,848

Netherlands (1.4%)
57,700	Aegon NVa	458,583
42,683	Koninklijke (Royal) KPN NV	677,352
36,976	Koninklijke DSM NV	2,548,448
3,020	Nutreco NV	235,013
27,071	STMicroelectronics NV	320,329
7,276	Unilever NV	239,514

	Total Netherlands	4,479,239

Norway (2.1%)
14,591	DnB NOR ASA	237,259
271,845	Marine Harvest	359,146
21,000	Schibsted ASA	631,839
13,674	Seadrill, Ltd.	485,125
102,758	Statoil ASA	3,010,183
72,000	Storebrand ASA	747,796
507,000	STX OSV Holdings, Ltd.[a]	465,499
73,862	Tomra Systems ASA	633,819

	Total Norway	6,570,666

Philippines (0.3%)
1,400,000	Ayala Land, Inc.	538,465
379,966	Bank of the Philippine Islands	522,626

	Total Philippines	1,061,091

Poland (0.3%)
12,500	Bank Pekao SA	819,311

	Total Poland	819,311

Portugal (0.7%)
1,004,900	Banco Comercial Portugues SAa	801,598
1,004,900	Banco Comercial Portugues SA Rights, .02 EUR, expires 5/6/2011[a]	34,231
200,200	Banco Espirito Santo SA	843,200
28,574	Jeronimo Martins SGPS SA	468,623

	Total Portugal	2,147,652

Russia (0.4%)
19,500	LUKOIL ADR	1,355,287

	Total Russia	1,355,287

Singapore (1.3%)
33,000	Fraser and Neave, Ltd.	169,162
159,775	Keppel Corporation, Ltd.	1,555,826
890,000	Midas Holding, Ltd.	531,775
53,000	Oversea-Chinese Banking Corporation, Ltd.	413,869
230,000	Raffles Medical Group, Ltd.	427,269
99,000	SembCorp Industries, Ltd.	437,376
422,000	Super Group, Ltd.	476,607

	Total Singapore	4,011,884

South Africa (0.8%)
61,000	Massmart Holdings, Ltd.	1,335,511

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Shares	Common Stock (87.3%)	Value
South Africa (0.8%) - continued
104,000	Truworths International, Ltd.	$1,203,016

	Total South Africa	2,538,527

South Korea (2.2%)
13,399	BS Financial Group, Inc.[a]	195,049
7,704	Fila Korea, Ltd.	512,681
3,800	POSCO	1,667,575
3,200	Samsung Electronics Company, Ltd.	1,883,870
2,400	Shinsegae Company, Ltd.[c]	600,778
2,690	SK Telecom Company, Ltd.	407,571
72,399	SK Telecom Company, Ltd. ADR	1,374,133
3,574	Technosemichem Company, Ltd.	161,093

	Total South Korea	6,802,750

Spain (1.5%)
151,677	Banco Bilbao Vizcaya Argentaria SA	1,942,755
145,087	Banco Popular Espanol SA	869,039
55,600	Indra Sistemas SA	1,260,997
18,575	Repsol YPF SA	663,063

	Total Spain	4,735,854

Sweden (1.5%)
28,113	Atlas Copco AB	825,677
6,632	Elekta AB	302,268
15,912	Hoganas ABa	660,838
30,076	Investor AB	749,105
7,166	NCC AB	191,629
48,873	Nobia ABa	389,852
30,541	Nordea Bank AB	348,210
55,181	Volvo AB	1,084,425

	Total Sweden	4,552,004

Switzerland (7.6%)
22,031	ABB, Ltd.[a]	608,392
26,850	Adecco SA	1,918,831
6,356	Aryzta AG	354,528
2,005	Bucher Industries AG	489,081
2,009	Burckhardt Compression Holding AG	645,847
13,369	Compagnie Financiere Richemont SA	864,695
41,300	Credit Suisse Group	1,879,838
12,625	GAM Holding AGa	248,839
1,282	Givaudan SAa	1,426,475
18,810	Holcim, Ltd.	1,638,954
7,752	Huber & Suhner AG	576,247
1,199	Kaba Holding AG	535,738
58,718	Nestle SA	3,644,528
31,950	Novartis AG	1,894,639
16,593	Roche Holding AG	2,693,374
265	Sika AG	676,902
864	Swatch Group AG	425,464
46,526	UBS AGa	931,101
162	Zehnder Group AG	511,283
6,200	Zurich Financial Services AGa	1,743,307

	Total Switzerland	23,708,063

Taiwan (0.7%)
209,000	Taiwan Mobile Company, Ltd.	539,734
622,362	Taiwan Semiconductor Manufacturing Company, Ltd.	1,609,728

	Total Taiwan	2,149,462

Thailand (1.6%)
86,825	Bangkok Bank pcl	495,526
155,000	PTT Exploration & Production pcl	961,974
164,850	PTT pcl	2,074,836
77,400	Siam Cement pcl	1,074,090
116,200	Siam Commercial Bank pcl	452,231

	Total Thailand	5,058,657

Turkey (0.7%)
262,258	Akbank TAS	1,363,362
21,000	BIM Birlesik Magazalar AS	731,602

	Total Turkey	2,094,964

United Kingdom (12.3%)
219,007	Aegis Group plc	513,150
15,163	AMEC plc	304,387
9,615	Anglo American plc	503,989
78,292	ARM Holdings plc	811,427
4,857	AstraZeneca plc	240,984
58,736	Babcock International Group plc	629,153
438,186	BAE Systems plc	2,405,229
69,479	BG Group plc	1,789,116
28,545	BHP Billiton plc	1,206,833
21,605	British American Tobacco plc	944,038
87,145	BT Group plc	286,092
27,075	Burberry Group plc	587,478
145,613	Carillion plc	955,642
169,290	Centrica plc	909,111
16,210	Croda International plc	509,292
11,222	Diageo plc	228,283
42,650	GlaxoSmithKline plc	931,654
91,418	Halma plc	570,908
189,718	HSBC Holdings plc	2,069,344
34,350	HSBC Holdings plc ADR	1,871,045
18,887	IMI plc	345,635
29,609	Imperial Tobacco Group plc	1,044,337
104,491	Intermediate Capital Group plc	577,833
208,184	ITV plc[a]	265,107
99,933	Kingfisher plc	459,121
160,388	Legal & General Group plc	329,858
71,750	Pearson plc	1,375,090
23,263	Pennon Group plc	256,965
25,466	Prudential plc	329,450
20,389	Rio Tinto plc	1,487,631
18,003	Rotork plc	517,309
19,698	Shire plc	611,253
17,079	Spirax-Sarco Engineering plc	574,208
208,740	Spirent plc	509,142
53,059	Standard Chartered plc	1,474,547
342,105	Tesco plc	2,306,336
17,212	Ultra Electronics Holdings plc	496,782
17,535	Unilever plc	569,625
715,800	Vodafone Group plc	2,069,089
10,296	Whitbread plc	289,444
126,811	William Morrison Supermarkets plc	625,583
172,000	WPP plc	2,252,835
51,138	Xstrata plc	1,311,591

	Total United Kingdom	38,345,926

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Shares	Common Stock (87.3%)	Value
United States (0.2%)
11,701	iShares MSCI EAFE Growth Index Fund	$776,244

	Total United States	776,244

	Total Common Stock (cost $222,958,239)	271,116,163

Principal Amount	Long-Term Fixed Income (8.6%)	Value

Argentina (0.4%)
	Argentina Government International Bond
260,000	7.000%, 4/17/2017	234,000
80,000	5.830%, 12/31/2033[d]	31,832
269,261	7.820%, 12/31/2033[e]	291,115
243,617	7.820%, 12/31/2033[e]	263,390
2,400,000	Zero Coupon, 12/15/2035[e,f]	494,430
150,000	Zero Coupon, 12/15/2035	25,088
50,000	2.260%, 12/31/2038[e,g]	26,289
	Empresa Distribuidora Y Comercializadora Norte SA
20,000	9.750%, 10/25/2022[h]	20,600

	Total Argentina	1,386,744

Belarus (0.1%)
	Belarus Government International Bond
176,000	8.750%, 8/3/2015	164,780

	Total Belarus	164,780

Belize (<0.1%)
	Belize Government International
	Bond
70,000	6.000%, 2/20/2029[g]	58,800

	Total Belize	58,800

Bermuda (0.1%)
	Vimpel Communications Via VIP
	Finance Ireland, Ltd. OJSC
200,000	7.748%, 2/2/2021[h]	211,000

	Total Bermuda	211,000

Brazil (0.5%)
	BFF International, Ltd.
100,000	7.250%, 1/28/2020	110,375
	Brazil Government International Bond
580,000	4.875%, 1/22/2021	598,850
20,000	8.250%, 1/20/2034	26,600
150,000	5.625%, 1/7/2041	150,000
	Hypermarcas SA
160,000	6.500%, 4/20/2021[h]	161,600
	Independencia International, Ltd.
95,246	12.000%, 12/30/2016[h,i]	714
	Telemar Norte Leste SA
129,000	5.500%, 10/23/2020[h]	125,775

	Total Brazil	1,173,914

Principal Amount	Long-Term Fixed Income (8.6%)	Value
Bulgaria (0.1%)
	Bulgaria Government International Bond
$140,000	8.250%, 1/15/2015	$163,625

	Total Bulgaria	163,625

Canada (0.1%)
	PTTEP Canada International Finance, Ltd.
200,000	5.692%, 4/5/2021[j]	203,166

	Total Canada	203,166

Cayman Islands (0.1%)
	Country Garden Holdings Company
300,000	2.500%, 2/22/2013[k]	51,966
	Evergrande Real Estate Group, Ltd.
1,000,000	7.500%, 1/19/2014[k]	151,694
	TGI International, Ltd.
130,000	9.500%, 10/3/2017	146,250

	Total Cayman Islands	349,910

Chile (0.2%)
	Banco Central de Chile
105,000,001	6.000%, 5/1/2015[l]	235,376
	Banco del Estado de Chile
100,000	4.125%, 10/7/2020	93,302
100,000	4.125%, 10/7/2020[h]	93,792
	Chile Government International Bond
100,000	3.875%, 8/5/2020	98,250
	Corporacion Nacional del Cobre
	de Chile - Codelco
100,000	3.750%, 11/4/2020[h]	94,350
110,000	6.150%, 10/24/2036	121,035
	E-CL SA
120,000	5.625%, 1/15/2021[h]	121,492

	Total Chile	857,597

China (<0.1%)
	Sinochem Overseas Capital
	Company, Ltd.
70,000	6.300%, 11/12/2040[h]	68,001

	Total China	68,001

Colombia (0.6%)
	Colombia Government International Bond
20,000	8.250%, 12/22/2014	23,820
600,000	7.375%, 1/27/2017	716,400
540,000	7.375%, 3/18/2019	656,100
500,000	7.375%, 9/18/2037	610,000
100,000	6.125%, 1/18/2041	105,000

	Total Colombia	2,111,320

Costa Rica (0.1%)
	Costa Rica Government International Bond
123,000	9.995%, 8/1/2020	167,895

	Total Costa Rica	167,895

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (8.6%)	Value
Croatia (0.1%)
	Croatia Government International Bond
$120,000	6.625%, 7/14/2020	$125,940
200,000	6.375%, 3/24/2021[j]	203,430

	Total Croatia	329,370

Dominican Republic (0.2%)
	Dominican Republic Government International Bond
87,438	9.040%, 1/23/2018	99,024
240,000	7.500%, 5/6/2021	251,280
100,000	8.625%, 4/20/2027	108,200

	Total Dominican Republic	458,504

El Salvador (0.1%)
	El Salvador Government International Bond
180,000	7.650%, 6/15/2035	181,980

	Total El Salvador	181,980

Gabon (0.1%)
	Gabon Government International Bond
135,000	8.200%, 12/12/2017	156,094

	Total Gabon	156,094

Georgia (0.1%)
	Georgia Government International Bond
200,000	6.875%, 4/12/2021[h]	198,000

	Total Georgia	198,000

Ghana (<0.1%)
	Ghana Government International Bond
100,000	8.500%, 10/4/2017	112,000

	Total Ghana	112,000

Hungary (0.1%)
	Hungary Government International Bond
430,000	6.375%, 3/29/2021	447,200

	Total Hungary	447,200

Indonesia (0.7%)
	Indonesia Government International Bond
100,000	6.750%, 3/10/2014	110,369
300,000	6.875%, 1/17/2018	343,875
470,000	11.625%, 3/4/2019	685,024
230,000	5.875%, 3/13/2020	250,700
200,000	4.875%, 5/5/2021[h]	200,000
190,000	8.500%, 10/12/2035	249,850
400,000	7.750%, 1/17/2038	488,000

	Total Indonesia	2,327,818

Iraq (0.1%)
	Iraq Government International Bond
250,000	5.800%, 1/15/2028	227,500

	Total Iraq	227,500

Ireland (<0.1%)
	Vimpel Communications Via VIP Finance Ireland, Ltd. OJSC
100,000	9.125%, 4/30/2018	114,625

	Total Ireland	114,625

Ivory Coast (0.1%)
	Ivory Coast Government International Bond
367,000	2.500%, 12/31/2032[i]	201,850

	Total Ivory Coast	201,850

Kazakhstan (0.3%)
	Halyk Savings Bank of Kazakhstan JSC
140,000	7.250%, 5/3/2017	144,375
	Kazatomprom Natsionalnaya Atomnaya Kompaniya AO
100,000	6.250%, 5/20/2015	106,250
	KazMunayGas National Company
340,000	11.750%, 1/23/2015	425,000
200,000	6.375%, 4/9/2021[h]	208,500

	Total Kazakhstan	884,125

Lebanon (0.1%)
	Lebanon Government International Bond
60,000	9.000%, 3/20/2017	69,768
161,000	4.000%, 12/31/2017	154,963
185,000	6.375%, 3/9/2020	188,006
10,000	8.250%, 4/12/2021	11,425

	Total Lebanon	424,162

Lithuania (0.1%)
	Lithuania Government International Bond
350,000	6.125%, 3/9/2021[h]	364,000

	Total Lithuania	364,000

Luxembourg (0.4%)
	Alrosa Finance SA
200,000	7.750%, 11/3/2020	215,500
	Gazprom Via Gaz Capital SA
620,000	9.250%, 4/23/2019	773,450
	Gazprom Via Gazprom International, Ltd.
82,803	7.201%, 2/1/2020	89,685
	TNK-BP Finance SA
100,000	7.250%, 2/2/2020	109,750

	Total Luxembourg	1,188,385

Malaysia (0.1%)
	Malaysia Government International Bond
210,000	7.500%, 7/15/2011	212,317
	Petronas Capital, Ltd.
120,000	5.250%, 8/12/2019	127,621

	Total Malaysia	339,938

Mexico (0.6%)
	Cemex Finance, LLC
150,000	9.500%, 12/14/2016	159,750

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (8.6%)	Value
Mexico (0.6%) - continued
	Cemex SAB de CV
$150,000	5.301%, 9/30/2015[f,j]	$148,725
	Mexico Government International Bond
30,000	7.500%, 1/14/2012	31,275
20,000	5.875%, 1/15/2014	22,050
10,000	6.625%, 3/3/2015	11,485
130,000	5.950%, 3/19/2019	146,055
30,000	8.300%, 8/15/2031	39,960
250,000	6.750%, 9/27/2034	285,000
70,000	6.050%, 1/11/2040	72,625
70,000	5.750%, 10/12/2110	63,700
	Pemex Project Funding Master Trust
243,000	5.750%, 3/1/2018	260,265
350,000	6.625%, 6/15/2035	355,302
	Petroleos Mexicanos
140,000	8.000%, 5/3/2019	169,260
80,000	5.500%, 1/21/2021	81,960

	Total Mexico	1,847,412

Nigeria (0.1%)
	Nigeria Government International Bond
200,000	6.750%, 1/28/2021	206,950

	Total Nigeria	206,950

Pakistan (<0.1%)
	Pakistan Government International Bond
100,000	6.875%, 6/1/2017	87,500

	Total Pakistan	87,500

Panama (<0.1%)
	Panama Government International Bond
12,000	7.250%, 3/15/2015	14,052
61,000	8.875%, 9/30/2027	83,845
50,000	9.375%, 4/1/2029	72,025

	Total Panama	169,922

Peru (0.2%)
	Peru Government International Bond
150,000	5.625%, 11/18/2050	132,000
200,000	7.350%, 7/21/2025	232,000
405,000	8.750%, 11/21/2033	520,628

	Total Peru	884,628

Philippines (0.3%)
	Energy Development Corporation
100,000	6.500%, 1/20/2021	102,156
	Philippines Government International Bond
30,000	9.500%, 10/21/2024	41,250
284,000	9.500%, 2/2/2030	401,860
512,000	6.375%, 10/23/2034	547,200

	Total Philippines	1,092,466

Qatar (0.2%)
	Qatar Government International Bond
270,000	4.000%, 1/20/2015	281,745
	Ras Laffan Liquefied Natural Gas Company, Ltd. II
276,510	5.298%, 9/30/2020	291,303

	Total Qatar	573,048

Romania (<0.1%)
	Romania Government International Bond
10,000	5.000%, 3/18/2015[e]	14,868
36,000	6.500%, 6/18/2018[e]	55,650

	Total Romania	70,518

Russia (0.6%)
	Russia Government International Bond
200,000	3.625%, 4/29/2015	202,400
1,128,825	7.500%, 3/31/2030	1,315,791

	Total Russia	1,518,191

Serbia (<0.1%)
	Serbia Government International Bond
93,333	6.750%, 11/1/2024	94,267

	Total Serbia	94,267

South Africa (0.1%)
	Peermont Global Proprietary, Ltd.
120,000	7.750%, 4/30/2014[e]	159,953

	Total South Africa	159,953

South Korea (<0.1%)
	South Korea Government International Bond
100,000	7.125%, 4/16/2019	118,502

	Total South Korea	118,502

Turkey (0.5%)
	Akbank TAS
210,000	5.125%, 7/22/2015	212,100
	Turkey Government International Bond
972,000	5.625%, 3/30/2021	1,008,936
210,000	7.250%, 3/5/2038	239,925
	Turkiye Garanti Bankasi AS
200,000	6.250%, 4/20/2021[h]	198,500

	Total Turkey	1,659,461

Ukraine (0.3%)
	Ukraine Government International Bond
100,000	6.580%, 11/21/2016	101,625
440,000	7.750%, 9/23/2020	458,700
400,000	7.950%, 2/23/2021[h]	417,000

	Total Ukraine	977,325

United Arab Emirates (<0.1%)
	Dolphin Energy, Ltd.
92,290	5.888%, 6/15/2019	99,073

	Total United Arab Emirates	99,073

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (8.6%)	Value
United States (0.1%)
	HSBC Bank USA
290,000	5.910%, 8/15/2040[c,m]	375,566

	Total United States	375,566

Uruguay (0.2%)
	Uruguay Government International Bond
140,000	8.000%, 11/18/2022	175,350
272,000	7.625%, 3/21/2036	327,080

	Total Uruguay	502,430

Venezuela (0.5%)
	Petroleos de Venezuela SA
148,400	5.250%, 4/12/2017	91,266
280,000	8.500%, 11/2/2017[h]	203,000
300,000	5.375%, 4/12/2027	142,950
30,000	5.500%, 4/12/2037	13,950
	Venezuela Government International Bond
80,000	13.625%, 8/15/2018	78,000
90,000	7.750%, 10/13/2019	62,100
292,000	6.000%, 12/9/2020	175,346
270,000	9.000%, 5/7/2023	184,545
300,000	8.250%, 10/13/2024	192,000
320,000	7.650%, 4/21/2025	196,000
30,000	7.000%, 3/31/2038	17,025

	Total Venezuela	1,356,182

	Total Long-Term Fixed Income (cost $25,967,648)	26,665,697

Principal Amount	Short-Term Investments (2.9%)[n]	Value
	Alpine Securitization Corporation
1,825,000	0.090%, 5/2/2011	1,824,991
	Barton Capital Corporation
1,665,000	0.090%, 5/2/2011	1,664,992
	Federal Home Loan Bank Discount Notes
2,000,000	0.040%, 5/6/2011	1,999,987
	Federal Home Loan Mortgage Corporation Discount Notes
3,000,000	0.025%, 5/9/2011	2,999,980
400,000	0.160%, 8/29/2011[o]	399,789
	U.S. Treasury Bills
200,000	0.227%, 10/20/2011[p]	199,783

	Total Short-Term Investments (at amortized cost)	9,089,522

	Total Investments (cost $258,015,409) 98.8%	$306,871,382

	Other Assets and Liabilities, Net 1.2%	3,727,975

	Total Net Assets 100.0%	$310,599,357

a	Non-income producing security.
b	Denotes investments purchased on a when-issued or delayed delivery basis.
c	Security is fair valued.
d	Principal amount is displayed in Argentine Pesos.
e	Principal amount is displayed in Euros.
f	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of April 29, 2011.
g	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of April 29, 2011.
h

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of April 29, 2011, the value of these investments was $2,686,324 or 0.9% of total net assets.

i	Defaulted security. Interest is not being accrued.
j

Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Partner Worldwide Allocation Fund owned as of April 29, 2011.

Security	Acquisition Date	Amortized Cost
Cemex SAB de CV	3/29/2011	$148,502
Croatia Government International Bond	3/16/2011	$196,500
PTTEP Canada International Finance, Ltd.	3/29/2011	$200,000

k	Principal amount is displayed in Chinese Yuan.
l	Principal amount is displayed in Chilean Pesos.
m	Principal amount is displayed in Brazilian Real. Security is linked to Brazilian Government Bonds due August 15, 2040.
n	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
o	At April 29, 2011, $399,789 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
p	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$50,746,515
Gross unrealized depreciation	(2,922,384)

Net unrealized appreciation (depreciation)	$47,824,131

Cost for federal income tax purposes	$259,047,251

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 29, 2011, in valuing Partner Worldwide Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	41,743,784	–	41,143,006	600,778
Consumer Staples	21,572,881	1,383,801	20,189,080	–
Energy	22,110,933	4,557,347	17,553,586	–
Financials	48,558,485	4,966,545	43,591,610	330
Health Care	17,149,083	905,454	16,243,629	–
Industrials	45,147,836	420,036	44,727,800	–
Information Technology	18,699,309	–	18,699,309	–
Materials	38,677,703	1,734,200	36,943,503	–
Telecommunications Services	11,444,428	1,518,693	9,925,735	–
Utilities	6,011,721	–	6,011,721	–

Long-Term Fixed Income
Basic Materials	498,886	–	498,886	–
Capital Goods	148,725	–	148,725	–
Communications Services	451,400	–	451,400	–
Consumer Cyclical	159,953	–	159,953	–
Consumer Non-Cyclical	272,689	–	272,689	–
Energy	3,091,753	–	3,091,753	–
Financials	1,403,701	–	1,028,135	375,566
Foreign Government	19,867,104	–	19,867,104	–
Transportation	146,250	–	146,250	–
Utilities	625,236	–	625,236	–
Short-Term Investments	9,089,522	–	9,089,522	–

Total	$306,871,382	$15,486,076	$290,408,632	$976,674

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	110,703	110,703	–	–
Foreign Currency Forward Contracts	353,097	–	353,097	–

Total Asset Derivatives	$463,800	$110,703	$353,097	$–

Liability Derivatives
Foreign Currency Forward Contracts	301,230	–	301,230	–

Total Liability Derivatives	$301,230	$–	$301,230	$–

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Partner Worldwide Allocation Fund.

Investments in Securities	Value October 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)*	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value April 29, 2011
Common Stock
Consumer Discretionary	—	—	(4,545)	169,345	—	435,978	—	600,778
Financials	—	—	(2,970)	3,300	—	—	—	330
Long-Term Fixed Income
Basic Materials	99,620	—	(5,270)	—	—	—	(94,350)	—
Energy	196,778	—	6,222	—	—	—	(203,000)	—
Financials	338,644	—	36,922	—	—	—	—	375,566

Total	$635,042	$—	$30,359	$172,645	$—	$435,978	($297,350)	$976,674

*	Includes the change in net unrealized appreciation/(depreciation) on level 3 securities held on April 29, 2011 of $74,934.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	6	June 2011	$1,307,283	$1,314,750	$7,467
5-Yr. U.S. Treasury Bond Futures	1	June 2011	117,814	118,469	655
10-Yr. U.S. Treasury Bond Futures	3	June 2011	357,239	363,422	6,183
20-Yr. U.S. Treasury Bond Futures	6	June 2011	720,244	734,250	14,006
E-Mini MSCI EAFE Index Futures	23	June 2011	1,985,259	2,066,779	81,520
Ultra Long Term U.S. Treasury Bond
Futures	2	June 2011	250,878	251,750	872
Total Futures Contracts					$110,703

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)

Purchases
Brazilian Real	BB	235,933	7/14/2011	$142,000	$148,764	$6,764
Chinese Yuan	CITI	10,514,741	7/7/2011	1,610,423	1,630,272	19,849
Euro	CITI	398,000	6/15/2011	574,180	588,636	14,456
Euro	BB	72,000	6/15/2011	100,231	106,487	6,256
Euro	RBC	301,000	6/15/2011	423,210	445,174	21,964
Euro	DB	424,000	6/15/2011	612,430	627,090	14,660
Euro	SSB	425,350	5/2/2011 -5/4/2011	629,501	629,961	460
Euro	UBS	99,000	6/15/2011	140,427	146,419	5,992
Hong Kong Dollar	SSB	211,196	5/3/2011	27,194	27,194	–
Hungarian Forint	BOA	27,002,250	6/15/2011	141,128	150,584	9,456
Indian Rupee	CITI	12,729,340	7/14/2011	283,252	283,484	232
Indian Rupee	HSBC	12,841,010	7/14/2011	283,000	285,971	2,971
Indian Rupee	DB	6,463,440	7/14/2011	141,000	143,942	2,942
Indian Rupee	MSC	12,721,020	7/14/2011	281,190	283,299	2,109
Israeli Shekel	JPM	1,000,000	6/15/2011	281,120	295,353	14,233
Israeli Shekel	MSC	494,594	6/15/2011	143,000	146,080	3,080
Israeli Shekel	CITI	500,167	6/15/2011	142,000	147,726	5,726
Japanese Yen	UBS	5,707,724	6/15/2011	69,851	70,393	542
Japanese Yen	SSB	4,676,797	5/2/2011 -5/9/2011	57,392	57,656	264
Malaysian Ringgit	CITI	858,887	7/14/2011	282,000	288,439	6,439
Malaysian Ringgit	BB	860,179	7/14/2011	283,000	288,873	5,873
Malaysian Ringgit	MSC	433,168	5/16/2011	143,000	146,080	3,080
Mexican Peso	BB	1,695,144	6/15/2011	141,000	146,627	5,627
Mexican Peso	HSBC	1,703,290	6/15/2011	142,000	147,332	5,332
Mexican Peso	DB	6,433,424	5/31/2011	533,783	557,238	23,455
Philippines Peso	JPM	208,080	7/14/2011	4,793	4,843	50
Philippines Peso	DB	12,237,954	7/14/2011	282,000	284,827	2,827
Philippines Peso	CITI	6,146,608	7/14/2011	141,987	143,057	1,070
Polish Zloty	CITI	845,047	6/15/2011	299,390	317,207	17,817
Russian Ruble	UBS	8,075,070	7/14/2011	282,000	292,810	10,810
Russian Ruble	BB	8,032,248	7/14/2011	283,000	291,257	8,257
Singapore Dollar	MSC	355,393	6/15/2011	277,857	290,404	12,547
Singapore Dollar	CITI	730,580	6/15/2011	584,000	596,984	12,984
Singapore Dollar	HSBC	357,431	6/15/2011	282,000	292,070	10,070
South African Rand	HSBC	1,031,175	6/15/2011	150,000	156,192	6,192
South African Rand	JPM	975,049	6/15/2011	142,000	147,690	5,690
South African Rand	CITI	1,972,316	6/15/2011	282,000	298,746	16,746
South African Rand	BB	1,965,376	6/15/2011	283,000	297,695	14,695
South African Rand	DB	40,251	6/15/2011	5,727	6,097	370
South Korea Won	RBS	318,448,499	7/14/2011	282,000	296,515	14,515
South Korea Won	CITI	742,672,998	7/14/2011	675,281	691,519	16,238
Taiwan Dollar	UBS	8,711,250	5/31/2011	303,000	304,546	1,546
Taiwan Dollar	BOA	8,711,250	5/31/2011	303,000	304,546	1,546
Turkish Lira	RBC	448,511	6/15/2011	282,000	292,588	10,588
Turkish Lira	CITI	221,756	6/15/2011	141,000	144,664	3,664
Total Purchases				$12,893,347	$13,243,331	$349,984

Sales
Brazilian Real	CITI	347,225	7/14/2011	$215,000	$218,938	($3,938)
Brazilian Real	UBS	123,706	7/14/2011	75,316	78,001	(2,685)
Brazilian Real	DB	344,000	7/14/2011	215,000	216,905	(1,905)
British Pound	SSB	2,069	5/3/2011	3,443	3,456	(13)
Chilean Peso	CITI	105,140,913	7/14/2011	218,998	226,351	(7,353)
Chinese Yuan	DB	744,477	7/7/2011	114,000	115,429	(1,429)
Euro	SSB	237,541	5/2/2011 -5/3/2011	351,525	351,808	(283)
Euro	SSB	100,000	6/15/2011	141,029	147,897	(6,868)
Euro	JPM	546,682	5/12/2011	770,261	809,348	(39,087)
Euro	WBC	400,000	6/15/2011	564,704	591,593	(26,889)
Euro	BOA	99,000	6/15/2011	141,128	146,419	(5,291)
Euro	UBS	147,000	6/15/2011	203,042	217,411	(14,369)
Euro	RBC	301,000	6/15/2011	423,779	445,174	(21,395)
Euro	CITI	711,305	6/15/2011	992,689	1,052,008	(59,319)
Hungarian Forint	UBS	27,005,715	6/15/2011	140,427	150,603	(10,176)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Indian Rupee	CITI	13,601,670	7/14/2011	303,000	302,911	89
Japanese Yen	HSBC	5,796,826	6/15/2011	$70,779	$71,492	($713)
Japanese Yen	SSB	1,196,114	5/2/2011	14,595	14,746	(151)
Malaysian Ringgit	BB	672,715	6/3/2011	227,000	226,588	412
Mexican Peso	DB	1,730,211	6/15/2011	141,000	149,661	(8,661)
Mexican Peso	MSC	3,390,962	6/15/2011	287,000	293,313	(6,313)
Mexican Peso	ML	3,396,358	6/15/2011	287,000	293,780	(6,780)
Mexican Peso	JPM	96,783	6/15/2011	7,910	8,372	(462)
Philippines Peso	HSBC	6,467,330	7/14/2011	151,000	150,521	479
Polish Zloty	DB	115,396	6/15/2011	38,979	43,317	(4,338)
Polish Zloty	BB	296,615	6/15/2011	100,231	111,341	(11,110)
Russian Ruble	DB	7,936,820	7/14/2011	277,628	287,797	(10,169)
Russian Ruble	JPM	8,226,036	7/14/2011	287,332	298,284	(10,952)
Singapore Dollar	WBC	373,540	6/15/2011	303,000	305,233	(2,233)
Singapore Dollar	CITI	373,375	6/15/2011	303,000	305,098	(2,098)
Singapore Dollar	DB	335,530	6/15/2011	273,028	274,174	(1,146)
Singapore Dollar	HSBC	360,958	6/15/2011	282,000	294,951	(12,951)
South African Rand	HSBC	1,970,701	6/15/2011	282,000	298,502	(16,502)
South African Rand	SSB	506,041	6/15/2011	76,000	76,650	(650)
South African Rand	RBC	958,901	6/15/2011	143,000	145,245	(2,245)
South African Rand	CITI	968,371	6/15/2011	144,000	146,679	(2,679)
Turkish Lira	CITI	217,217	6/15/2011	143,000	141,703	1,297
Turkish Lira	UBS	231,998	6/15/2011	152,000	151,345	655
Turkish Lira	RBC	220,579	6/15/2011	144,000	143,896	104
Total Sales				$9,008,823	$9,306,940	($298,117)

Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts						$51,867

Counterparty
BOA	-	Bank of America
BB	-	Barclays Bank
CITI	-	Citibank
DB	-	Deutsche Bank
HSBC	-	HSBC Securities, Inc.
JPM	-	J.P. Morgan
ML	-	Merrill Lynch
MSC	-	Morgan Stanley & Company
RBC	-	The Royal Bank of Canada
RBS	-	The Royal Bank of Scotland
SSB	-	State Street Bank
UBS	-	UBS Securities, Ltd.
WBC	-	Westpac Banking Corporation

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of April 29, 2011

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 29, 2011, for Partner Worldwide Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$29,183

Total Interest Rate Contracts		29,183

Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	353,097
Total Foreign Exchange Contracts		353,097

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	81,520
Total Equity Contracts		81,520

Total Asset Derivatives		$463,800

Liability Derivatives

Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	301,230
Total Foreign Exchange Contracts		301,230

Total Liability Derivatives		$301,230

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 29, 2011, for Partner Worldwide Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	510,058

Total Equity Contracts		510,058

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(158,306)

Total Foreign Exchange Contracts		(158,306)

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(128,798)

Total Interest Rate Contracts		(128,798)

Total		$222,954

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of April 29, 2011

(unaudited)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 29, 2011, for Partner Worldwide Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	29,183

Total Interest Rate Contracts		29,183
Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	133,440

Total Foreign Exchange Contracts		133,440
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(58,710)
Total Equity Contracts		(58,710)

Total		$103,913

The following table presents Partner Worldwide Allocation Fund’s average volume of derivative activity during the period ended April 29, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Equity Contracts	$4,935,242	1.8%	N/A	N/A
Interest Rate Contracts	5,348,380	2.0	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$17,976,876	6.6%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner International Stock Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Shares	Common Stock (98.9%)	Value
Australia (5.1%)
63,312	Australia & New Zealand Banking Group, Ltd.	$1,686,502
242,326	BHP Billiton, Ltd.	12,269,192
200,760	Challenger, Ltd.	1,064,778
133,062	Fortescue Metals Group, Ltd.	901,884
104,899	Iluka Resources, Ltd.	1,443,393
355,624	Mount Gibson Iron, Ltd.[a]	737,950
48,247	Ramsay Health Care, Ltd.	957,346
34,464	Rio Tinto, Ltd.	3,119,961
66,066	Wesfarmer, Ltd.	2,420,298

	Total Australia	24,601,304

Belgium (1.0%)
52,238	Anheuser-Busch InBev NVb	3,333,476
11,041	Bekaert SA	1,381,155

	Total Belgium	4,714,631

Bermuda (0.1%)
39,500	Orient Overseas International, Ltd.	303,131

	Total Bermuda	303,131

Brazil (0.4%)
50,500	Petroleo Brasileiro SA ADR	1,885,165

	Total Brazil	1,885,165

Canada (6.1%)
19,141	Agrium, Inc.	1,734,868
39,500	Barrick Gold Corporation	2,017,163
65,944	Brookfield Asset Management, Inc.[b]	2,220,435
11,568	Canadian Imperial Bank of Commerce[b]	1,001,411
29,969	Canadian National Railway Company	2,324,482
11,520	Canadian Natural Resources, Ltd.	541,910
55,014	CGI Group, Inc.[a]	1,203,540
20,329	Enerplus Corporation	658,082
30,918	Finning International, Inc.	906,758
39,394	Goldcorp, Inc.	2,202,017
8,460	Inmet Mining Corporation	593,684
42,807	Pacific Rubiales Energy Corporation	1,300,678
60,004	Potash Corporation of Saskatchewan, Inc.	3,389,574
22,700	Riocan Real Estate Investment Trust[b]	608,164
18,127	Saputo, Inc.	862,862
47,800	Shoppers Drug Mart Corporation[b]	2,081,336
23,175	Silver Wheaton Corporation	942,969
28,173	Suncor Energy, Inc.	1,298,483
41,440	Trican Well Service, Ltd.	1,021,328
21,770	Valeant Pharmaceuticals International, Inc.	1,148,090
89,552	Yamana Gold, Inc.	1,141,405

	Total Canada	29,199,239

Cayman Islands (0.2%)
283,865	Wynn Macau, Ltd.	1,013,062

	Total Cayman Islands	1,013,062

China (1.2%)
6,670,100	Bank of China, Ltd.	3,691,688
4,116,600	Huaneng Power International, Inc.[a]	2,273,425

	Total China	5,965,113

Denmark (1.0%)
6,799	Carlsberg AS	806,735
6,241	Coloplast AS	918,025
24,702	Novo Nordisk AS	3,127,109

	Total Denmark	4,851,869

Finland (1.2%)
9,198	Kesko Oyj[b]	477,304
56,450	Neste Oil Oyj[b]	1,068,236
44,955	Sampo Oyj[b]	1,513,350
67,426	UPM-Kymmene Oyj[b]	1,382,882
32,746	Wartsila Corporation	1,287,123

	Total Finland	5,728,895

France (7.2%)
255,050	AXA SAb	5,717,283
88,200	Cap Gemini SA	5,341,965
10,277	Christian Dior SA	1,648,490
53,678	Compagnie de Saint-Gobain	3,703,487
23,815	Faurecia[a]	982,013
17,203	Peugeot SAa	780,665
31,846	Safran SAb	1,235,400
11,532	Schneider Electric SAb	2,037,243
112,293	Total SA	7,190,877
18,972	Valeo SAa	1,208,372
159,400	Vivendi SAb	4,997,610

	Total France	34,843,405

Germany (6.2%)
16,211	Aixtron SEb	688,420
15,116	BASF SE	1,552,056
19,051	Bayerische Motoren Werke AG	1,793,494
97,392	Daimler AGb	7,526,518
40,900	Deutsche Boerse AG	3,395,221
24,778	Henkel AG & Company KGaA	1,689,110
14,173	MAN AGa	1,974,354
20,164	Metro AG	1,479,763
31,088	SAP AG ADR	2,002,856
28,497	Siemens AG	4,144,837
42,148	Suedzucker AG	1,299,272
12,672	Volkswagen AGa,b	2,493,897

	Total Germany	30,039,798

Guernsey (0.2%)
195,897	Resolution, Ltd.	991,984

	Total Guernsey	991,984

Hong Kong (2.7%)
174,500	CLP Holdings, Ltd.	1,435,296
475,950	Hutchison Whampoa, Ltd.	5,443,172
2,138,000	New World Development Company, Ltd.	3,762,636
639,000	SJM Holdings, Ltd.	1,380,667
55,945	Swire Pacific, Ltd.	856,242

	Total Hong Kong	12,878,013

Indonesia (0.5%)
2,278,300	Telekomunikasi Indonesia Tbk PT	2,053,538

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner International Stock Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Shares	Common Stock (98.9%)	Value
Indonesia (0.5%) - continued
12,600	Telekomunikasi Indonesia Tbk PT ADR	$455,364

	Total Indonesia	2,508,902

Israel (0.5%)
50,100	Teva Pharmaceutical Industries, Ltd. ADR	2,291,073

	Total Israel	2,291,073

Italy (3.2%)
17,165	DiaSorin SPA	828,821
711,000	Enel SPA	5,069,982
187,000	Eni SPA	5,006,294
3,582,725	Telecom Italia SPA[b]	4,619,550

	Total Italy	15,524,647

Japan (18.4%)
24,100	Aisin Seiki Company, Ltd.	850,048
57,500	Alps Electric Company, Ltd.	575,023
77,000	Anritsu Corporation[b]	614,439
230,800	Bridgestone Corporation	5,097,544
62,200	Canon, Inc.	2,929,157
45,900	Credit Saison Company, Ltd.	769,667
140,000	Daicel Chemical Industries, Ltd.	902,958
48,000	Daihatsu Motor Company, Ltd.	775,373
209,450	Daiichi Sankyo Company, Ltd.	4,115,578
90,500	Dainippon Sumitomo Pharma Company, Ltd.	870,228
73,750	Daito Trust Construction Company, Ltd.	5,900,003
911,600	Daiwa Securities Group, Inc.	3,934,483
15,400	Dena Company, Ltd.	578,119
32,900	Denso Corporation	1,101,046
59,800	East Japan Railway Company	3,323,715
45,400	Elpida Memory, Inc.[a,b]	680,272
31,600	FamilyMart Company, Ltd.	1,147,011
44,300	Gree, Inc.	912,286
318,000	Hitachi, Ltd.	1,726,018
17,800	Honda Motor Company, Ltd.	684,305
5,000	Idemitsu Kosan Company, Ltd.	591,304
308,000	IHI Corporation	783,680
134,400	ITOCHU Corporation	1,400,061
39,300	JTEKT Corporation	510,517
191,000	Kawasaki Heavy Industries, Ltd.	789,390
191	KDDI Corporation	1,275,131
238,000	Kobe Steel, Ltd.	590,591
126,000	Krosaki Harima Corporation	517,811
19,900	Kyocera Corporation	2,195,665
174,000	Mitsubishi Electric Corporation	1,937,192
41,500	Mitsui & Company, Ltd.	738,496
17,600	Mori Seiki Company, Ltd.[c]	226,632
134,855	MS and AD Insurance Group Holdings, Inc.	3,158,016
9,000	Murata Manufacturing Company, Ltd.	650,019
53,100	Namco Bandai Holdings, Inc.	586,414
191,500	Nikon Corporation	4,013,382
179,000	Nippon Yusen KK	661,735
630,300	Nissan Motor Company, Ltd.	6,064,439
7,720	ORIX Corporation	758,453
130,100	Round One Corporation	790,897
71,300	Secom Company, Ltd.	3,536,740
70,600	Sega Sammy Holdings, Inc.	1,236,635
20,000	Sony Corporation	564,710
324,700	Sumitomo Corporation	4,479,184
135,500	Sumitomo Electric Industries, Ltd.	1,886,587
1,286,987	Sumitomo Mitsui Trust Holdings, Inc.	4,430,758
30,500	Takeda Pharmaceutical Company, Ltd.	1,478,117
234,000	Tokyu Corporation	968,019
288,000	Toshiba Corporation	1,533,569
130,800	UNY Company, Ltd.	1,146,226
399	West Japan Railway Company	1,455,047

	Total Japan	88,442,690

Jersey (0.2%)
32,771	Wolseley plc	1,190,326

	Total Jersey	1,190,326

Netherlands (2.4%)
146,300	Aegon NVa	1,162,751
114,409	Koninklijke (Royal) KPN NVb	1,815,599
95,222	Koninklijke DSM NVb	6,562,858
8,062	Nutreco NV	627,377
72,188	STMicroelectronics NV	854,196
19,670	Unilever NV	647,502

	Total Netherlands	11,670,283

Norway (2.2%)
38,730	DnB NOR ASA[b]	629,774
724,876	Marine Harvest	957,664
36,816	Seadrill, Ltd.	1,306,155
270,132	Statoil ASA	7,913,221

	Total Norway	10,806,814

Portugal (1.1%)
2,570,500	Banco Comercial Portugues SAa,b	2,050,461
2,570,500	Banco Comercial Portugues SA Rights, .02 EUR, expires 5/6/2011[a,b]	87,561
512,500	Banco Espirito Santo SAb	2,158,543
76,029	Jeronimo Martins SGPS SA	1,246,900

	Total Portugal	5,543,465

Singapore (1.4%)
88,000	Fraser and Neave, Ltd.	451,100
409,035	Keppel Corporation, Ltd.	3,983,020
143,000	Oversea-Chinese Banking Corporation, Ltd.	1,116,664
266,000	SembCorp Industries, Ltd.	1,175,172

	Total Singapore	6,725,956

South Korea (1.9%)
9,900	POSCO	4,344,472
12,980	SK Telecom Company, Ltd.	1,966,644
140,350	SK Telecom Company, Ltd. ADR	2,663,843

	Total South Korea	8,974,959

Spain (2.6%)
391,525	Banco Bilbao Vizcaya Argentaria SA	5,014,849
368,889	Banco Popular Espanol SAb	2,209,564
146,600	Indra Sistemas SA	3,324,858
49,529	Repsol YPF SA	1,768,014

	Total Spain	12,317,285

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner International Stock Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Shares	Common Stock (98.9%)	Value
Sweden (1.9%)
75,035	Atlas Copco ABb	$2,203,774
17,714	Elekta AB	807,354
80,558	Investor ABb	2,006,463
19,091	NCC AB	510,519
82,757	Nordea Bank AB	943,545
147,041	Volvo ABb	2,889,674

	Total Sweden	9,361,329

Switzerland (11.0%)
58,883	ABB, Ltd.[a]	1,626,069
66,900	Adecco SA	4,780,999
16,945	Aryzta AG	945,167
36,113	Compagnie Financiere Richemont SA	2,335,755
104,350	Credit Suisse Group	4,749,663
33,631	GAM Holding AGa	662,869
3,301	Givaudan SAa	3,673,006
47,285	Holcim, Ltd.	4,120,038
164,676	Nestle SA	10,221,163
80,350	Novartis AG	4,764,764
43,593	Roche Holding AG	7,076,011
2,304	Swatch Group AG	1,134,571
122,792	UBS AGa	2,457,373
16,250	Zurich Financial Services AGa	4,569,152

	Total Switzerland	53,116,600

Thailand (1.4%)
233,025	Bangkok Bank pcl	1,329,918
422,100	PTT pcl	5,312,637

	Total Thailand	6,642,555

United Kingdom (17.6%)
40,900	AMEC plc	821,040
25,405	Anglo American plc	1,331,651
212,363	ARM Holdings plc	2,200,956
13,034	AstraZeneca plc	646,693
1,122,161	BAE Systems plc	6,159,609
187,477	BG Group plc	4,827,619
77,298	BHP Billiton plc	3,268,026
57,645	British American Tobacco plc	2,518,818
231,323	BT Group plc	759,421
72,138	Burberry Group plc	1,565,263
151,026	Carillion plc	991,166
456,640	Centrica plc	2,452,219
43,568	Croda International plc	1,368,837
30,010	Diageo plc	610,476
107,500	GlaxoSmithKline plc	2,348,248
505,002	HSBC Holdings plc	5,508,291
86,850	HSBC Holdings plc ADR	4,730,720
50,765	IMI plc	929,007
80,160	Imperial Tobacco Group plc	2,827,317
553,129	ITV plc[a]	704,369
265,933	Kingfisher plc	1,221,773
428,040	Legal & General Group plc	880,317
186,800	Pearson plc	3,580,027
63,522	Pennon Group plc	701,670
67,891	Prudential plc	878,297
55,252	Rio Tinto plc	4,031,320
52,935	Shire plc	1,642,638
36,491	Standard Chartered plc	1,014,111
870,085	Tesco plc	5,865,770
47,461	Unilever plc	1,541,773
1,827,487	Vodafone Group plc	5,282,527
27,689	Whitbread plc	778,400
338,074	William Morrison Supermarkets plc	1,667,783
440,400	WPP plc	5,768,305
131,782	Xstrata plc	3,379,954

	Total United Kingdom	84,804,411

	Total Common Stock (cost $397,509,587)	476,936,904

Shares	Collateral Held for Securities Loaned (13.9%)	Value
67,140,483	Thrivent Financial Securities Lending Trust	67,140,483

	Total Collateral Held for Securities Loaned (cost $67,140,483)	67,140,483

Principal Amount	Short-Term Investments (0.7%)[d]	Value
	Alpine Securitization Corporation
1,800,000	0.090%, 5/2/2011	1,799,991
	Barton Capital Corporation
1,605,000	0.090%, 5/2/2011	1,604,992

	Total Short-Term Investments (at amortized cost)	3,404,983

	Total Investments (cost $468,055,053) 113.5%	$547,482,370

	Other Assets and Liabilities, Net (13.5%)	(65,282,355)

	Total Net Assets 100.0%	$482,200,015

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$83,536,749
Gross unrealized depreciation	(7,698,874)

Net unrealized appreciation (depreciation)	$75,837,875

Cost for federal income tax purposes	$471,644,495

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner International Stock Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 29, 2011, in valuing Partner International Stock Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	71,940,946	–	71,940,946	–
Consumer Staples	42,148,909	–	42,148,909	–
Energy	36,197,080	1,885,165	34,311,915	–
Financials	83,872,702	4,730,720	79,141,982	–
Health Care	33,020,095	2,291,073	30,729,022	–
Industrials	72,402,399	–	72,402,399	–
Information Technology	28,844,728	–	28,844,728	–
Materials	73,896,225	–	73,896,225	–
Telecommunications Services	21,506,056	3,119,207	18,386,849	–
Utilities	13,107,764	–	13,107,764	–
Collateral Held for Securities Loaned	67,140,483	67,140,483	–	–
Short-Term Investments	3,404,983	–	3,404,983	–

Total	$547,482,370	$79,166,648	$468,315,722	$–

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Foreign Currency Forward Contracts	1,880	–	1,880	–

Total Asset Derivatives	$1,880	$–	$1,880	$–

Liability Derivatives
Foreign Currency Forward Contracts	1,072	–	1,072	–

Total Liability Derivatives	$1,072	$–	$1,072	$–

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)

Purchases
Euro	SSB	789,804	5/2/2011	$1,168,515	$1,169,733	$1,218
Japanese Yen	SSB	11,798,104	5/2/2011 - 5/9/2011	144,788	145,449	661
Total Purchases				$1,313,303	$1,315,182	$1,879

Sales
British Pound	SSB	6,196	5/3/2011	$10,311	$10,350	($39)
Euro	SSB	457,722	5/2/2011	677,200	677,906	(706)
Japanese Yen	SSB	1,890,504	5/2/2011	22,980	23,306	(326)
Total Sales				$710,491	$711,562	($1,071)

Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts						$808

Counterparty
SSB - State Street Bank

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner International Stock Fund

Schedule of Investments as of April 29, 2011

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 29, 2011, for Partner International Stock Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	1,880
Total Foreign Exchange Contracts		1,880

Total Asset Derivatives		$1,880

Liability Derivatives

Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	1,072
Total Foreign Exchange Contracts		1,072

Total Liability Derivatives		$1,072

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 29, 2011, for Partner International Stock Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(184,502)

Total Foreign Exchange Contracts		(184,502)

Total		($184,502)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 29, 2011, for Partner International Stock Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	1,398

Total Foreign Exchange Contracts		1,398

Total		$1,398

The following table presents Partner International Stock Fund’s average volume of derivative activity during the period ended April 29, 2011.

Derivative Risk Category	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Foreign Exchange Contracts	$5,658,575	1.2%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner International Stock Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner International Stock Fund, is as follows:

Fund	Value October 31, 2010	Gross Purchases	Gross Sales	Shares Held at April 29, 2011	Value April 29, 2011	Income Earned November 1, 2010 - April 29, 2011
Thrivent Financial Securities Lending Trust	$19,253,447	$117,114,517	$69,227,481	67,140,483	$67,140,483	$231,077
Total Value and Income Earned	19,253,447				67,140,483	231,077

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Shares	Common Stock (97.6%)	Value
Consumer Discretionary (16.9%)
16,375	Advance Auto Parts, Inc.	$1,071,907
42,691	Amazon.com, Inc.[a]	8,388,782
60,000	Best Buy Company, Inc.	1,873,200
116,500	Carnival Corporation	4,435,155
93,200	Comcast Corporation	2,445,568
72,100	Darden Restaurants, Inc.	3,386,537
66,980	Discovery Communications, Inc.[a]	2,964,535
428,200	Ford Motor Company[a]	6,624,254
51,250	Home Depot, Inc.	1,903,425
170,950	Interpublic Group of Companies, Inc.	2,008,662
15,000	Lear Corporation	767,100
57,100	Macy’s, Inc.	1,365,261
32,400	McDonald’s Corporation	2,537,244
87,600	MGM Resorts International[a,b]	1,109,016
31,300	NIKE, Inc.	2,576,616
43,600	Nordstrom, Inc.	2,073,180
67,356	OfficeMax, Inc.[a]	670,866
15,000	O’Reilly Automotive, Inc.[a]	885,900
34,800	Phillips-Van Heusen Corporation	2,450,268
3,570	Priceline.com, Inc.[a]	1,952,826
43,300	Time Warner, Inc.	1,639,338
55,550	TJX Companies, Inc.	2,978,591
97,800	Walt Disney Company	4,215,180

	Total Consumer Discretionary	60,323,411

Consumer Staples (2.7%)
71,160	Anheuser-Busch InBev NV ADR[b]	4,552,105
34,200	Coca-Cola Company	2,307,132
14,050	Colgate-Palmolive Company	1,185,118
25,800	Procter & Gamble Company	1,674,420

	Total Consumer Staples	9,718,775

Energy (8.9%)
43,521	Apache Corporation	5,804,396
51,900	Arch Coal, Inc.	1,780,170
64,000	Baker Hughes, Inc.	4,954,240
43,969	ENSCO International plc ADR	2,621,432
20,000	Forest Oil Corporation[a]	718,200
15,150	National Oilwell Varco, Inc.	1,161,854
32,701	Occidental Petroleum Corporation	3,737,397
62,350	Petrohawk Energy Corporation[a]	1,684,073
21,200	Pioneer Natural Resources Company	2,167,276
77,939	Schlumberger, Ltd.	6,995,025

	Total Energy	31,624,063

Financials (7.6%)
35,000	American Express Company	1,717,800
17,250	BlackRock, Inc.	3,379,965
558,200	Citigroup, Inc.[a]	2,562,138
23,500	IntercontinentalExchange, Inc.[a]	2,828,225
154,400	Itau Unibanco Holding SA ADR	3,667,000
116,489	J.P. Morgan Chase & Company	5,315,393
40,957	Jefferies Group, Inc.	989,931
20,100	PartnerRe, Ltd.	1,615,236
21,600	PNC Financial Services Group, Inc.	1,346,544
47,800	State Street Corporation	2,225,090
61,900	TD Ameritrade Holding Corporation	1,333,326

	Total Financials	26,980,648

Health Care (9.3%)
34,369	Allergan, Inc.	2,734,398
33,650	Amgen, Inc.[a]	1,913,002
35,250	Cardinal Health, Inc.	1,540,073
38,040	Celgene Corporation[a]	2,239,795
66,200	Express Scripts, Inc.[a]	3,756,188
65,956	Gilead Sciences, Inc.[a]	2,561,731
46,819	McKesson Corporation	3,886,445
43,750	Medtronic, Inc.	1,826,563
129,109	Mylan, Inc.[a]	3,217,396
100,897	Thermo Fisher Scientific, Inc.[a]	6,052,811
40,800	UnitedHealth Group, Inc.	2,008,584
25,850	Watson Pharmaceuticals, Inc.[a]	1,603,217

	Total Health Care	33,340,203

Industrials (10.6%)
35,100	Aecom Technology Corporation[a]	956,826
63,350	Boeing Company	5,054,063
43,850	Caterpillar, Inc.	5,060,729
24,500	Cummins, Inc.	2,944,410
33,300	Danaher Corporation	1,839,492
26,950	Deere & Company	2,627,625
88,800	Emerson Electric Company	5,395,488
26,050	FedEx Corporation	2,492,203
11,269	Kansas City Southern, Inc.[a]	654,842
38,550	KBR, Inc.	1,479,163
17,350	Oshkosh Corporation[a]	549,301
25,700	PACCAR, Inc.	1,364,927
21,600	Parker Hannifin Corporation	2,037,312
21,150	Precision Castparts Corporation	3,268,098
14,493	Siemens AG ADR	2,115,108

	Total Industrials	37,839,587

Information Technology (32.5%)
21,500	Accenture plc	1,228,295
50,371	Akamai Technologies, Inc.[a]	1,734,777
67,702	Apple, Inc.[a]	23,575,867
10,500	Baidu.com, Inc. ADR[a]	1,559,460
118,200	Broadcom Corporation[a]	4,158,276
161,702	Cisco Systems, Inc.	2,839,487
34,000	Cognizant Technology Solutions Corporation[a]	2,818,600
85,250	Corning, Inc.	1,785,135
76,700	eBay, Inc.[a]	2,638,480
266,956	EMC Corporation[a]	7,565,533
30,771	F5 Networks, Inc.[a]	3,118,949
25,903	Google, Inc.[a]	14,093,822
94,800	Hewlett-Packard Company	3,827,076
81,100	Microsoft Corporation	2,110,222
105,100	NXP Semiconductors NVa	3,510,340
359,564	Oracle Corporation	12,962,282
163,750	QUALCOMM, Inc.	9,307,550
20,350	Research in Motion, Ltd.[a]	990,028
29,257	Salesforce.com, Inc.[a]	4,055,020
108,050	Symantec Corporation[a]	2,123,183
42,500	Visa, Inc.	3,320,100
72,600	VMware, Inc.[a]	6,928,218

	Total Information Technology	116,250,700

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Shares	Common Stock (97.6%)	Value
Materials (6.6%)
39,500	CF Industries Holdings, Inc.	$5,591,225
41,200	E.I. du Pont de Nemours and Company	2,339,748
100,494	Freeport-McMoRan Copper & Gold, Inc.	5,530,185
91,824	International Paper Company	2,835,525
34,950	Monsanto Company	2,377,998
152,000	Vale SA SP ADR	5,076,800

	Total Materials	23,751,481

Telecommunications Services (2.5%)
33,750	American Tower Corporation[a]	1,765,462
142,000	NII Holdings, Inc.[a]	5,904,360
255,300	Sprint Nextel Corporation[a]	1,322,454

	Total Telecommunications Services	8,992,276

	Total Common Stock (cost $305,292,911)	348,821,144

Shares	Collateral Held for Securities Loaned (1.2%)	Value
4,048,950	Thrivent Financial Securities Lending Trust	4,048,950

	Total Collateral Held for Securities Loaned (cost $4,048,950)	4,048,950

Principal Amount	Short-Term Investments (2.1%)[c]	Value
7,520,000	Liberty Street Funding, LLC
	0.080%, 5/2/2011	7,519,967

	Total Short-Term Investments (at amortized cost)	7,519,967

	Total Investments (cost $316,861,828) 100.9%	$360,390,061

	Other Assets and Liabilities, Net (0.9%)	(3,080,684)

	Total Net Assets 100.0%	$357,309,377

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$43,486,380
Gross unrealized depreciation	(3,697,724)

Net unrealized appreciation (depreciation)	$39,788,656

Cost for federal income tax purposes	$320,601,405

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 29, 2011, in valuing Large Cap Growth Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	60,323,411	60,323,411	–	–
Consumer Staples	9,718,775	9,718,775	–	–
Energy	31,624,063	31,624,063	–	–
Financials	26,980,648	26,980,648	–	–
Health Care	33,340,203	33,340,203	–	–
Industrials	37,839,587	37,839,587	–	–
Information Technology	116,250,700	116,250,700	–	–
Materials	23,751,481	23,751,481	–	–
Telecommunications Services	8,992,276	8,992,276	–	–
Collateral Held for Securities Loaned	4,048,950	4,048,950	–	–
Short-Term Investments	7,519,967	–	7,519,967	–

Total	$360,390,061	$352,870,094	$7,519,967	$–

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Call Options Written	12,953	12,953	–	–

Total Asset Derivatives	$12,953	$12,953	$–	$–

Call Options Written	Number of Contracts	Exercise Price	Expiration Date	Value	Unrealized Gain/(Loss)
Baidu, Inc.	66	$160.00	April 2011	($66)	$12,953
Total Call Options Written				($66)	$12,953

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 29, 2011, for Large Cap Growth Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Equity Contracts
Options Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	12,953
Total Equity Contracts		12,953

Total Asset Derivatives		$12,953

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 29, 2011, for Large Cap Growth Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	58,960

Total Equity Contracts		58,960

Total		$58,960

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Fund

Schedule of Investments as of April 29, 2011

(unaudited)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 29, 2011, for Large Cap Growth Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	8,120

Total Equity Contracts		8,120

Total		$8,120

The following table presents Large Cap Growth Fund’s average volume of derivative activity during the period ended April 29, 2011.

Derivative Risk Category	Options (Contracts)
Equity Contracts	22

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Growth Fund, is as follows:

Fund	Value October 31, 2010	Gross Purchases	Gross Sales	Shares Held at April 29, 2011	Value April 29, 2011	Income Earned November 1, 2010 - April 29, 2011
Thrivent Financial Securities Lending Trust	$2,018,813	$34,699,762	$32,669,625	4,048,950	$4,048,950	$13,894
Total Value and Income Earned	2,018,813				4,048,950	13,894

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Value Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Shares	Common Stock (98.1%)	Value
Consumer Discretionary (8.1%)
72,656	Carnival Corporation	$2,766,014
231,491	Lowe’s Companies, Inc.	6,076,639
246,688	Macy’s, Inc.	5,898,310
64,246	Omnicom Group, Inc.	3,160,261
272,804	Staples, Inc.	5,767,076
135,870	Time Warner Cable, Inc.	10,615,523
315,647	Walt Disney Company	13,604,386

	Total Consumer Discretionary	47,888,209

Consumer Staples (9.0%)
222,230	Altria Group, Inc.	5,964,653
71,943	Diageo plc ADR	5,854,002
359,456	Kraft Foods, Inc.	12,070,533
170,537	Philip Morris International, Inc.	11,842,089
76,693	Unilever NV ADR[a]	2,530,869
358,290	Walgreen Company	15,306,149

	Total Consumer Staples	53,568,295

Energy (13.9%)
105,284	Apache Corporation	14,041,727
167,293	Baker Hughes, Inc.	12,950,151
85,264	BP plc ADR	3,934,081
174,699	Chevron Corporation	19,119,059
207,898	ConocoPhillips	16,409,389
130,612	ENSCO International plc ADR	7,787,087
36,206	Exxon Mobil Corporation	3,186,128
43,017	Occidental Petroleum Corporation	4,916,413

	Total Energy	82,344,035

Financials (20.9%)
45,207	ACE, Ltd.	3,040,171
75,460	Allstate Corporation	2,553,566
93,650	Ameriprise Financial, Inc.	5,811,919
108,320	Aon Corporation	5,651,054
692,598	Bank of America Corporation	8,505,103
116,473	Capital One Financial Corporation	6,374,567
1,121,337	Citigroup, Inc.[b]	5,146,937
18,523	Everest Re Group, Ltd.	1,687,816
269,275	Fifth Third Bancorp	3,573,279
48,314	Goldman Sachs Group, Inc.	7,295,897
397,443	J.P. Morgan Chase & Company	18,135,324
122,099	MetLife, Inc.	5,713,012
267,620	Principal Financial Group, Inc.	9,032,175
149,930	State Street Corporation	6,979,242
56,083	SVB Financial Groupa,[b]	3,389,657
73,206	Travelers Companies, Inc.	4,632,476
440,617	Unum Group	11,667,538
66,230	Vanguard REIT ETF	4,095,001
367,935	Wells Fargo & Company	10,710,588

	Total Financials	123,995,322

Health Care (11.6%)
92,266	Abbott Laboratories	4,801,522
106,560	Baxter International, Inc.	6,063,264
85,654	C.R. Bard, Inc.	9,143,565
183,416	Covidien plc	10,214,437
173,409	HCA Holdings, Inc.[b]	5,687,815
83,332	Johnson & Johnson	5,476,579
596,320	Pfizer, Inc.	12,498,867
177,583	UnitedHealth Group, Inc.	8,742,411
95,691	Zimmer Holdings, Inc.[b]	$6,243,838

	Total Health Care	68,872,298

Industrials (13.4%)
71,146	Boeing Company	5,676,028
56,838	Caterpillar, Inc.	6,559,674
155,426	Emerson Electric Company	9,443,684
69,215	General Dynamics Corporation	5,040,236
600,802	General Electric Company	12,286,401
118,096	Honeywell International, Inc.	7,231,018
68,880	Huntington Ingalls Industries, Inc.[a,b]	2,755,200
61,180	Parker Hannifin Corporation	5,770,498
85,117	Rockwell Collins, Inc.	5,370,883
228,304	Textron, Inc.	5,958,734
75,882	United Technologies Corporation	6,797,509
102,831	WESCO International, Inc.[b]	6,370,380

	Total Industrials	79,260,245

Information Technology (9.2%)
101,210	Avnet, Inc.[b]	3,675,947
406,134	Corning, Inc.	8,504,446
71,499	International Business Machines Corporation	12,196,299
290,051	Microsoft Corporation	7,547,127
88,273	Oracle Corporation	3,182,242
107,485	TE Connectivity, Ltd.	3,853,337
870,846	Xerox Corporation	8,786,836
184,173	Xilinx, Inc.	6,420,271

	Total Information Technology	54,166,505

Materials (5.9%)
96,020	Allegheny Technologies, Inc.	6,913,440
155,018	Dow Chemical Company	6,354,188
292,851	E.I. du Pont de Nemours and Company	16,631,008
70,001	Sigma-Aldrich Corporation	4,940,671

	Total Materials	34,839,307

Telecommunications Services (3.6%)
260,393	AT&T, Inc.	8,103,430
347,439	Verizon Communications, Inc.	13,126,246

	Total Telecommunications Services	21,229,676

Utilities (2.5%)
242,494	American Electric Power Company, Inc.	8,846,181
31,613	Entergy Corporation	2,204,058
154,018	Xcel Energy, Inc.	3,747,258

	Total Utilities	14,797,497

	Total Common Stock (cost $463,316,546)	580,961,389

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Value Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Shares	Collateral Held for Securities Loaned (1.2%)	Value
7,472,800	Thrivent Financial Securities Lending Trust	$7,472,800

	Total Collateral Held for Securities Loaned (cost $7,472,800)	7,472,800

Principal Amount	Short-Term Investments (2.2%)[c]	Value
	Federal Home Loan Mortgage Corporation Discount Notes
5,000,000	0.030%, 5/9/2011	4,999,963
	Liberty Street Funding, LLC
7,854,000	0.080%, 5/2/2011	7,853,965

	Total Short-Term Investments (at amortized cost)	12,853,928

	Total Investments (cost $483,643,274) 101.5%	$601,288,117

	Other Assets and Liabilities, Net (1.5%)	(9,152,112)

	Total Net Assets 100.0%	$592,136,005

a	All or a portion of the security is on loan.
b	Non-income producing security.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

ADR	- American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	- Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.
ETF	- Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$120,184,328
Gross unrealized depreciation	(3,080,351)

Net unrealized appreciation (depreciation)	$117,103,977

Cost for federal income tax purposes	$484,184,140

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 29, 2011, in valuing Large Cap Value Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	47,888,209	47,888,209	–	–
Consumer Staples	53,568,295	53,568,295	–	–
Energy	82,344,035	82,344,035	–	–
Financials	123,995,322	123,995,322	–	–
Health Care	68,872,298	68,872,298	–	–
Industrials	79,260,245	79,260,245	–	–
Information Technology	54,166,505	54,166,505	–	–
Materials	34,839,307	34,839,307	–	–
Telecommunications Services	21,229,676	21,229,676	–	–
Utilities	14,797,497	14,797,497	–	–
Collateral Held for Securities Loaned	7,472,800	7,472,800	–	–
Short-Term Investments	12,853,928	–	12,853,928	–

Total	$601,288,117	$588,434,189	$12,853,928	$–

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Value Fund, is as follows:

Fund	Value October 31, 2010	Gross Purchases	Gross Sales	Shares Held at April 29, 2011	Value April 29, 2011	Income Earned November 1, 2010 - April 29, 2011
Thrivent Financial Securities Lending Trust	$17,426,288	$81,457,325	$91,410,813	7,472,800	$7,472,800	$8,567
Total Value and Income Earned	17,426,288				7,472,800	8,567

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Stock Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Shares	Common Stock (96.1%)	Value
Consumer Discretionary (12.0%)
112,700	Amazon.com, Inc.[a]	$22,145,550
533,554	Carnival Corporation	20,312,401
324,800	Darden Restaurants, Inc.	15,255,856
311,074	Discovery Communications, Inc.[a]	13,768,135
1,763,300	Ford Motor Company[a]	27,278,251
361,070	Lowe’s Companies, Inc.	9,478,087
398,090	Macy’s, Inc.	9,518,332
243,500	McDonald’s Corporation	19,068,485
101,810	Omnicom Group, Inc.	5,008,034
265,100	Phillips-Van Heusen Corporation	18,665,691
423,900	Staples, Inc.	8,961,246
213,070	Time Warner Cable, Inc.	16,647,159
295,300	TJX Companies, Inc.	15,833,986
497,490	Walt Disney Company	21,441,819

	Total Consumer Discretionary	223,383,032

Consumer Staples (7.0%)
950,540	Altria Group, Inc.	25,512,494
372,308	Anheuser-Busch InBev NV ADR[b]	23,816,543
113,580	Diageo plc ADR	9,242,004
551,767	Kraft Foods, Inc.	18,528,336
427,219	Philip Morris International, Inc.	29,666,087
549,821	Walgreen Company	23,488,353

	Total Consumer Staples	130,253,817

Energy (10.3%)
349,451	Apache Corporation	46,606,280
495,320	Baker Hughes, Inc.	38,342,721
223,640	BP plc ADR	10,318,750
297,370	Chevron Corporation	32,544,173
324,750	ConocoPhillips	25,632,517
386,555	ENSCO International plc ADR[b]	23,046,409
187,489	Schlumberger, Ltd.	16,827,138

	Total Energy	193,317,988

Financials (13.3%)
147,000	Ameriprise Financial, Inc.	9,122,820
261,790	Aon Corporation	13,657,584
1,092,980	Bank of America Corporation	13,421,794
81,200	BlackRock, Inc.	15,910,328
181,910	Capital One Financial Corporation	9,955,934
1,730,360	Citigroup, Inc.[a]	7,942,352
716,380	Fifth Third Bancorp	9,506,363
76,660	Goldman Sachs Group, Inc.	11,576,427
749,150	Itau Unibanco Holding SA ADR	17,792,312
1,304,474	J.P. Morgan Chase & Company	59,523,149
192,560	MetLife, Inc.	9,009,882
422,553	Principal Financial Group, Inc.	14,261,164
228,560	State Street Corporation	10,639,468
89,100	SVB Financial Group[a]	5,385,204
691,380	Unum Group	18,307,742
100,150	Vanguard REIT ETF	6,192,275
565,370	Wells Fargo & Company	16,457,921

	Total Financials	248,662,719

Health Care (10.7%)
144,490	Abbott Laboratories[c]	7,519,259
88,650	Allergan, Inc.	7,052,994
163,810	Baxter International, Inc.	9,320,789
134,310	C.R. Bard, Inc.	14,337,593
86,300	Celgene Corporation[a]	5,081,344
287,110	Covidien plc	15,989,156
265,950	HCA Holdings, Inc.[a]	8,723,160
128,870	Johnson & Johnson	8,469,336
322,500	McKesson Corporation	26,770,725
1,185,120	Mylan, Inc.[a]	29,533,190
914,823	Pfizer, Inc.	19,174,690
411,850	Thermo Fisher Scientific, Inc.[a]	24,706,882
272,990	UnitedHealth Group, Inc.	13,439,298
149,780	Zimmer Holdings, Inc.[a]	9,773,145

	Total Health Care	199,891,561

Industrials (10.5%)
391,160	Boeing Company	31,206,745
241,460	Caterpillar, Inc.	27,866,899
696,920	Emerson Electric Company	42,344,859
948,220	General Electric Company	19,391,099
185,730	Honeywell International, Inc.	11,372,248
105,830	Huntington Ingalls Industries, Inc.[a,b]	4,233,200
93,520	Parker Hannifin Corporation	8,820,806
131,950	Rockwell Collins, Inc.	8,326,045
87,355	Siemens AG ADR[b]	12,748,589
348,240	Textron, Inc.	9,089,064
119,980	United Technologies Corporation	10,747,808
162,620	WESCO International, Inc.[a]	10,074,309

	Total Industrials	196,221,671

Information Technology (20.5%)
196,397	Akamai Technologies, Inc.[a]	6,763,913
188,528	Apple, Inc.[a]	65,651,106
367,600	Broadcom Corporation[a]	12,932,168
74,150	Cognizant Technology Solutions Corporation[a]	6,147,035
626,760	Corning, Inc.	13,124,354
783,750	EMC Corporation[a]	22,211,475
109,086	F5 Networks, Inc.[a]	11,056,957
82,992	Google, Inc.[a]	45,155,947
275,100	Hewlett-Packard Company	11,105,787
112,810	International Business Machines Corporation	19,243,130
460,610	Microsoft Corporation	11,985,072
283,700	NXP Semiconductors NVa	9,475,580
1,159,920	Oracle Corporation	41,815,116
477,150	QUALCOMM, Inc.	27,121,206
73,317	Salesforce.com, Inc.[a]	10,161,736
362,430	TE Connectivity, Ltd.	12,993,116
110,850	Visa, Inc.	8,659,602
246,500	VMware, Inc.[a]	23,523,495
1,316,780	Xerox Corporation	13,286,310
288,940	Xilinx, Inc.	10,072,448

	Total Information Technology	382,485,553

Materials (6.9%)
149,310	Allegheny Technologies, Inc.[b]	10,750,320
136,200	CF Industries Holdings, Inc.	19,279,110
243,560	Dow Chemical Company	9,983,524
460,071	E.I. du Pont de Nemours and Company	26,127,432
358,600	Freeport-McMoRan Copper & Gold, Inc.	19,733,758
468,338	International Paper Company	14,462,278
107,051	Sigma-Aldrich Corporation	7,555,660

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Stock Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Shares	Common Stock (96.1%)	Value
Materials (6.9%) - continued
657,400	Vale SA SP ADR	$21,957,160

	Total Materials	129,849,242

Telecommunications Services (3.4%)
408,330	AT&T, Inc.	12,707,230
719,250	NII Holdings, Inc.[a]	29,906,415
533,014	Verizon Communications, Inc.	20,137,269

	Total Telecommunications Services	62,750,914

Utilities (1.5%)
637,300	American Electric Power Company, Inc.	23,248,704
161,910	Xcel Energy, Inc.	3,939,270

	Total Utilities	27,187,974

	Total Common Stock (cost $1,474,142,969)	1,794,004,471

Shares	Collateral Held for Securities Loaned (2.3%)	Value
42,537,350	Thrivent Financial Securities Lending Trust	42,537,350

	Total Collateral Held for Securities Loaned (cost $42,537,350)	42,537,350

Principal Amount	Short-Term Investments (3.1%)[d]	Value
	Barton Capital Corporation
4,085,000	0.090%, 5/2/2011	4,084,979
	Ecolab, Inc.
10,345,000	0.080%, 5/2/2011	10,344,954
	Federal Home Loan Bank Discount Notes
17,120,000	0.033%, 5/6/2011	17,119,906
5,780,000	0.090%, 5/18/2011	5,779,740
5,000,000	0.030%, 5/19/2011	4,999,921
10,000,000	0.040%, 5/20/2011	9,999,781
5,000,000	0.040%, 5/25/2011	4,999,861
	Federal Home Loan Mortgage
	Corporation Discount Notes
1,400,000	0.149%, 8/29/2011[e]	1,399,310

	Total Short-Term Investments (at amortized cost)	58,728,452

	Total Investments (cost $1,575,408,771) 101.5%	$1,895,270,273

	Other Assets and Liabilities, Net (1.5%)	(28,454,908)

	Total Net Assets 100.0%	$1,866,815,365

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	All or a portion of the security was earmarked to cover written options.
d	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
e	At April 29, 2011, $999,507 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	–	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	–	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.
ETF	–	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$314,697,560
Gross unrealized depreciation	(10,208,466)
Net unrealized appreciation (depreciation)	$304,489,094

Cost for federal income tax purposes	$1,590,781,179

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Stock Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 29, 2011, in valuing Large Cap Stock Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	223,383,032	223,383,032	–	–
Consumer Staples	130,253,817	130,253,817	–	–
Energy	193,317,988	193,317,988	–	–
Financials	248,662,719	248,662,719	–	–
Health Care	199,891,561	199,891,561	–	–
Industrials	196,221,671	196,221,671	–	–
Information Technology	382,485,553	382,485,553	–	–
Materials	129,849,242	129,849,242	–	–
Telecommunications Services	62,750,914	62,750,914	–	–
Utilities	27,187,974	27,187,974	–	–
Collateral Held for Securities Loaned	42,537,350	42,537,350	–	–
Short-Term Investments	58,728,452	–	58,728,452	–

Total	$1,895,270,273	$1,836,541,821	$58,728,452	$–

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	284,083	284,083	–	–

Total Asset Derivatives	$284,083	$284,083	$–	$–

Liability Derivatives
Call Options Written	14,625	14,625	–	–

Total Liability Derivatives	$14,625	$14,625	$–	$–

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
S&P 500 Index Futures	29	June 2011	$9,573,742	$9,857,825	$284,083
Total Futures Contracts					$284,083

Call Options Written	Number of Contracts	Exercise Price	Expiration Date	Value	Unrealized Gain/(Loss)
S&P 500 Mini-Futures Call Option	50	$113.70	May 2011	($26,250)	($14,625)
Total Call Options Written				($26,250)	($14,625)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 29, 2011, for Large Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	284,083
Total Equity Contracts		284,083

Total Asset Derivatives		$284,083

Liability Derivatives

Equity Contracts
Options Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	14,625
Total Equity Contracts		14,625

Total Liability Derivatives		$14,625

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Stock Fund

Schedule of Investments as of April 29, 2011

(unaudited)

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 29, 2011, for Large Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	(206,581)
Futures	Net realized gains/(losses) on Futures contracts	3,684,461

Total Equity Contracts		3,477,880

Total		$3,477,880

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 29, 2011, for Large Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Equity Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	(20,563)
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(1,037,308)

Total Equity Contracts		(1,057,871)

Total		($1,057,871)

The following table presents Large Cap Stock Fund’s average volume of derivative activity during the period ended April 29, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$13,293,544	0.7%	96

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Stock Fund, is as follows:

Fund	Value October 31, 2010	Gross Purchases	Gross Sales	Shares Held at April 29, 2011	Value April 29, 2011	Income Earned November 1, 2010 - April 29, 2011
Thrivent Financial Securities Lending Trust	$67,901,380	$352,013,256	$377,377,286	42,537,350	$42,537,350	$107,691
Total Value and Income Earned	67,901,380				42,537,350	107,691

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Shares	Common Stock (66.7%)	Value
Consumer Discretionary (7.9%)
51,224	Carnival Corporation	$1,950,098
81,668	Comcast Corporation	2,142,968
14,600	Darden Restaurants, Inc.	685,762
12,586	Dollar Tree, Inc.[a]	723,695
36,151	Foot Locker, Inc.	777,970
73,729	Lowe’s Companies, Inc.	1,935,386
7,200	McDonald’s Corporation	563,832
70,278	Pier 1 Imports, Inc.[a]	855,986
15,017	Signet Jewelers, Ltd.[a]	656,994
101,330	Staples, Inc.	2,142,116
28,523	Time Warner Cable, Inc.	2,228,502
46,909	Walt Disney Company	2,021,778
22,279	Wyndham Worldwide Corporation	771,076

	Total Consumer Discretionary	17,456,163

Consumer Staples (6.4%)
106,400	Altria Group, Inc.	2,855,776
37,229	Anheuser-Busch InBev NV ADR	2,381,539
26,936	British American Tobacco plc ADR[b]	2,375,755
20,149	Corn Products International, Inc.	1,110,210
144,444	Diageo plc	2,938,339
55,243	Walgreen Company	2,359,981

	Total Consumer Staples	14,021,600

Energy (9.1%)
11,731	Alpha Natural Resources, Inc.[a,b]	682,392
20,611	Apache Corporation	2,748,889
39,758	Baker Hughes, Inc.	3,077,667
44,057	BP plc ADR	2,032,790
42,405	ENSCO International plc ADR	2,528,186
19,460	Forest Oil Corporation[a]	698,809
62,573	International Coal Group, Inc.[a]	690,180
9,466	Oil States International, Inc.[a]	785,773
27,798	Patriot Coal Corporation[a]	699,954
27,225	Peabody Energy Corporation	1,819,174
33,017	Schlumberger, Ltd.	2,963,276
16,916	Swift Energy Company[a]	662,938
10,024	Whiting Petroleum Corporation[a]	696,668

	Total Energy	20,086,696

Financials (9.1%)
9,800	Aon Corporation	511,266
10,796	BlackRock, Inc.	2,115,368
40,063	Capital One Financial Corporation	2,192,648
147,735	Fifth Third Bancorp	1,960,443
16,687	Franklin Resources, Inc.	2,154,625
20,281	Lazard, Ltd.	831,521
82,220	Morgan Stanley	2,150,053
65,005	Ocwen Financial Corporation[a]	778,110
272,197	Popular, Inc.[a]	857,421
71,030	Principal Financial Group, Inc.	2,397,263
37,094	Prudential Financial, Inc.	2,352,501
31,136	Texas Capital Bancshares, Inc.[a]	803,309
35,025	Zions Bancorporation[b]	856,361

	Total Financials	19,960,889

Health Care (8.2%)
31,589	Biogen Idec, Inc.[a]	3,075,189
2,600	C.R. Bard, Inc.	277,550
12,231	Covance, Inc.[a]	765,661
42,862	Covidien plc	2,386,985
21,457	Dendreon Corporation[a]	931,877
32,649	Hologic, Inc.[a]	718,931
12,700	Hospira, Inc.[a]	720,471
28,111	McKesson Corporation	2,333,494
111,177	Pfizer, Inc.	2,330,270
12,700	Teva Pharmaceutical Industries, Ltd. ADR	580,771
51,088	UnitedHealth Group, Inc.	2,515,062
10,383	Varian Medical Systems, Inc.[a]	728,887
12,548	Watson Pharmaceuticals, Inc.[a]	778,227

	Total Health Care	18,143,375

Industrials (8.8%)
19,810	BE Aerospace, Inc.[a]	764,468
30,889	Boeing Company	2,464,324
21,688	EMCOR Group, Inc.[a]	671,677
39,142	Emerson Electric Company	2,378,268
18,405	FTI Consulting, Inc.[a,b]	734,359
39,373	Honeywell International, Inc.	2,410,809
14,234	Jacobs Engineering Group, Inc.[a]	706,149
35,368	Knight Transportation, Inc.	636,978
32,503	Manitowoc Company, Inc.	721,242
11,288	Manpower, Inc.	747,830
24,409	Parker Hannifin Corporation	2,302,257
23,467	Republic Services, Inc.	742,026
20,130	Shaw Group, Inc.[a]	783,057
8,787	SPX Corporation	759,636
27,486	United Technologies Corporation	2,462,196

	Total Industrials	19,285,276

Information Technology (12.2%)
38,233	Accenture plc	2,184,251
18,470	Akamai Technologies, Inc.[a]	636,107
5,869	Apple, Inc.[a]	2,043,762
53,788	Atmel Corporation[a]	822,956
120,891	Brocade Communications[a]	755,569
17,527	CommVault Systems, Inc.[a]	690,389
74,489	EMC Corporationa	2,111,018
8,021	Equinix, Inc.[a]	807,394
40,104	Nuance Communications, Inc.[a]	830,153
61,618	Oracle Corporation	2,221,329
22,999	Plexus Corporation[a]	839,234
14,835	Polycom, Inc.[a]	887,578
58,733	TE Connectivity, Ltd.	2,105,578
13,643	Teradata Corporation[a]	762,917
39,011	Teradyne, Inc.[a]	628,077
58,033	Texas Instruments, Inc.	2,061,912
24,630	VMware, Inc.[a]	2,350,441
61,371	Xilinx, Inc.	2,139,393
118,978	Yahoo!, Inc.[a]	2,111,859

	Total Information Technology	26,989,917

Materials (2.3%)
35,950	Freeport-McMoRan Copper & Gold, Inc.	1,978,329
72,396	International Paper Company	2,235,588
5,665	Walter Energy, Inc.	783,016

	Total Materials	4,996,933

Utilities (2.7%)
68,226	Calpine Corporation[a]	1,142,786
43,991	Dominion Resources, Inc.	2,042,062

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Shares	Common Stock (66.7%)	Value
Utilities (2.7%) - continued
36,204	NextEra Energy, Inc.	$2,048,060
17,958	Southwest Gas Corporation	714,190

	Total Utilities	5,947,098

	Total Common Stock (cost $121,166,638)	146,887,947

Principal Amount	Long-Term Fixed Income (34.2%)	Value

Asset-Backed Securities (1.8%)
	Carrington Mortgage Loan Trust
150,000	0.363%, 8/25/2036[c]	58,153
	Countrywide Asset-Backed Certificates
232,700	5.549%, 8/25/2021[d]	194,516
	First Horizon ABS Trust
510,950	0.343%, 10/25/2026[c,d]	416,574
	GMAC Mortgage Corporation Loan Trust
598,840	0.393%, 8/25/2035[c,d]	353,224
550,833	0.393%, 12/25/2036[c,d]	374,551
	Goldman Sachs Alternative Mortgage Products Trust
221,246	0.293%, 8/25/2036[c]	205,989
	Green Tree Financial Corporation
279,743	6.330%, 11/1/2029	283,901
	Popular ABS Mortgage Pass- Through Trust
250,000	5.297%, 11/25/2035	215,122
	Renaissance Home Equity Loan Trust
1,233,566	5.608%, 5/25/2036	985,903
500,000	5.285%, 1/25/2037	393,946
	Wachovia Asset Securitization, Inc.
685,475	0.353%, 7/25/2037[c,d,e]	531,783

	Total Asset-Backed Securities	4,013,662

Basic Materials (0.9%)
	Alcoa, Inc.
250,000	5.400%, 4/15/2021	253,842
	ArcelorMittal
250,000	6.125%, 6/1/2018	270,487
200,000	5.250%, 8/5/2020	201,046
	Dow Chemical Company
200,000	8.550%, 5/15/2019	256,418
	Gold Fields Orogen Holding BVI, Ltd.
200,000	4.875%, 10/7/2020[f]	193,074
	Noble Group, Ltd.
300,000	6.750%, 1/29/2020[f]	318,000
	Rio Tinto Finance USA, Ltd.
200,000	9.000%, 5/1/2019	266,580
	Vale Overseas, Ltd.
200,000	4.625%, 9/15/2020	197,864

	Total Basic Materials	1,957,311

Capital Goods (0.3%)
	Hutchinson Whampoa Finance, Ltd.
250,000	5.750%, 9/11/2019[f]	269,790
	Republic Services, Inc.
100,000	5.000%, 3/1/2020	105,112
200,000	5.250%, 11/15/2021	212,347
	Textron, Inc.
$100,000	7.250%, 10/1/2019	$116,437

	Total Capital Goods	703,686

Collateralized Mortgage Obligations (1.1%)
	Banc of America Mortgage Securities, Inc.
694,068	3.184%, 9/25/2035	594,507
	Bear Stearns Mortgage Funding Trust
159,443	0.493%, 8/25/2036[c]	49,702
	HomeBanc Mortgage Trust
505,265	3.086%, 4/25/2037	333,118
	J.P. Morgan Alternative Loan Trust
523,822	2.723%, 3/25/2036	344,678
	J.P. Morgan Mortgage Trust
80,472	5.935%, 6/25/2036	79,012
	Merrill Lynch Mortgage Investors, Inc.
658,642	2.744%, 6/25/2035	574,225
	Thornburg Mortgage Securities Trust
350,385	0.323%, 11/25/2046[c]	346,189

	Total Collateralized Mortgage Obligations	2,321,431

Commercial Mortgage-Backed Securities (3.4%)
	Banc of America Commercial Mortgage, Inc.
150,000	5.658%, 4/10/2049	151,712
	Bear Stearns Commercial Mortgage Securities, Inc.
250,000	5.613%, 6/11/2050	258,155
1,500,000	0.369%, 3/15/2022[c,e]	1,442,168
322,405	4.487%, 2/11/2041	331,061
	Citigroup/Deutsche Bank Commercial Mortgage
250,000	5.322%, 12/11/2049	268,403
	Commercial Mortgage Pass- Through Certificates
1,000,000	0.349%, 12/15/2020[c,e]	895,045
750,000	0.399%, 6/15/2022[c,e]	697,679
	Credit Suisse Mortgage Capital Certificates
1,273,819	0.389%, 10/15/2021[c,f]	1,232,054
	Government National Mortgage Association
652,891	3.214%, 1/16/2040	675,090
	GS Mortgage Securities Corporation II
1,000,000	1.317%, 3/6/2020[c,f]	985,232
	Morgan Stanley Capital, Inc.
197,000	5.406%, 3/15/2044	198,660
	Wachovia Bank Commercial Mortgage Trust
375,000	5.765%, 7/15/2045	414,429

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (34.2%)	Value
Commercial Mortgage-Backed Securities (3.4%) - continued
	WaMu Commercial Mortgage Securities Trust
$51,427	3.830%, 1/25/2035[f]	$51,779

	Total Commercial Mortgage- Backed Securities	7,601,467

Communications Services (0.9%)
	America Movil SAB de CV
200,000	5.000%, 3/30/2020	208,650
	American Tower Corporation
200,000	5.050%, 9/1/2020	196,343
	CBS Corporation
200,000	8.875%, 5/15/2019	254,544
	Crown Castle Towers, LLC
200,000	6.113%, 1/15/2020[f]	216,455
200,000	4.883%, 8/15/2020[f]	199,049
	Frontier Communications Corporation
120,000	6.250%, 1/15/2013	126,300
	News America, Inc.
125,000	6.400%, 12/15/2035	131,877
	Rogers Communications, Inc.
40,000	8.750%, 5/1/2032	51,497
	SBA Tower Trust
200,000	5.101%, 4/15/2017[f]	205,000
	Telecom Italia Capital SA
200,000	5.250%, 10/1/2015	210,542
	Verizon Communications, Inc.
100,000	8.950%, 3/1/2039	140,558
	Virgin Media Secured Finance plc
100,000	5.250%, 1/15/2021[f]	102,304

	Total Communications Services	2,043,119

Consumer Cyclical (0.7%)
	CVS Caremark Corporation
250,000	6.125%, 9/15/2039	259,795
	Ford Motor Credit Company, LLC
150,000	7.000%, 4/15/2015	164,743
100,000	5.000%, 5/15/2018	100,054
	Harley-Davidson Financial Services, Inc.
250,000	3.875%, 3/15/2016[f].	251,978
	Home Depot, Inc
250,000	4.400%, 4/1/2021	251,389
	RCI Banque SA
200,000	4.600%, 4/12/2016[f]	203,218
	Wal-Mart Stores, Inc.
230,000	5.875%, 4/5/2027	255,357

	Total Consumer Cyclical	1,486,534

Consumer Non-Cyclical (0.9%)
	Altria Group, Inc.
200,000	9.700%, 11/10/2018	266,295
	AmerisourceBergen Corporation
200,000	4.875%, 11/15/2019	209,593
	Anheuser-Busch InBev Worldwide, Inc.
200,000	5.375%, 11/15/2014	222,540
100,000	2.875%, 2/15/2016	100,821
	Archer-Daniels-Midland Company
200,000	4.479%, 3/1/2021	206,080
	Colgate-Palmolive Company
250,000	2.625%, 5/1/2017	249,125
	HCA, Inc.
150,000	9.250%, 11/15/2016	160,875
	Kraft Foods, Inc.
250,000	5.375%, 2/10/2020	270,578
	McKesson Corporation
100,000	4.750%, 3/1/2021 .	103,245
	Quest Diagnostics, Inc
250,000	4.700%, 4/1/2021	253,748

	Total Consumer Non-Cyclical	2,042,900

Energy (0.6%)
	BP Capital Markets plc
250,000	4.742%, 3/11/2021	255,264
	CenterPoint Energy Resources Corporation
300,000	6.125%, 11/1/2017	338,231
	Petrobras International Finance Company
200,000	5.375%, 1/27/2021	202,828
	Schlumberger Norge AS
100,000	4.200%, 1/15/2021[f]	101,132
	Transocean, Inc.
200,000	7.375%, 4/15/2018	230,405
	Valero Energy Corporation
200,000	6.125%, 2/1/2020	221,647

	Total Energy	1,349,507

Financials (5.5%)
	Ally Financial, Inc.
100,000	4.500%, 2/11/2014	101,000
	Axis Specialty Finance, LLC
250,000	5.875%, 6/1/2020	256,972
	Bank of America Corporation
260,000	5.625%, 7/1/2020	272,888
100,000	5.875%, 1/5/2021	106,662
	Barclays Bank plc
200,000	2.375%, 1/13/2014	202,912
	Barclays Bank plc, Convertible
500,000	1.000%, 6/25/2017[g]	579,100
	Bear Stearns Companies, LLC
200,000	6.400%, 10/2/2017	228,426
	Blackstone Holdings Finance Company, LLC
150,000	6.625%, 8/15/2019[f]	160,060
	Boston Properties, LP
200,000	4.125%, 5/15/2021	193,320
	Capital One Bank USA NA
100,000	8.800%, 7/15/2019	128,069
	Capital One Capital V
150,000	10.250%, 8/15/2039	162,000
	Citigroup, Inc.
200,000	6.500%, 8/19/2013	219,755
250,000	1.235%, 4/1/2014[c]	249,869
	CNA Financial Corporation
200,000	6.500%, 8/15/2016	223,957

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (34.2%)	Value
Financials (5.5%) - continued
	Cooperative Centrale Raiffeisen- Boerenleenbank BA
$300,000	4.750%, 1/15/2020[f]	$315,316
	Credit Suisse Securities USA, LLC, Convertible
300,000	1.000%, 4/28/2017[g]	309,600
	Danske Bank AS
250,000	3.875%, 4/14/2016[f]	253,254
	Fifth Third Bancorp
50,000	3.625%, 1/25/2016	50,729
200,000	5.450%, 1/15/2017	212,678
	General Electric Capital Corporation
200,000	4.375%, 9/16/2020	197,264
100,000	5.300%, 2/11/2021	103,763
	Goldman Sachs Group, Inc., Convertible
21,430	2.600%, 3/16/2012[f,h]	331,972
4,750	0.250%, 11/7/2011[f,i]	129,414
422	0.050%, 3/30/2012[f,j]	324,175
	Health Care REIT, Inc.
200,000	6.125%, 4/15/2020	214,893
	HSBC Holdings plc
250,000	5.100%, 4/5/2021[b]	257,311
165,000	6.500%, 5/2/2036	171,460
	International Lease Finance Corporation
100,000	8.625%, 9/15/2015[f]	110,000
	Jefferies Group, Inc.
250,000	5.125%, 4/13/2018	251,576
	KeyCorp
250,000	5.100%, 3/24/2021	256,054
	Liberty Property, LP
200,000	5.500%, 12/15/2016	217,761
	Merrill Lynch & Company, Inc.
200,000	6.875%, 4/25/2018	226,949
	Morgan Stanley
300,000	3.800%, 4/29/2016	301,055
200,000	7.300%, 5/13/2019	229,343
200,000	5.500%, 1/26/2020	204,719
	Nationwide Building Society
200,000	6.250%, 2/25/2020[f]	211,099
	Nordea Eiendomskreditt AS
250,000	1.875%, 4/7/2014[f]	252,081
	PNC Funding Corporation
200,000	5.125%, 2/8/2020	213,733
	Principal Financial Group, Inc.
200,000	8.875%, 5/15/2019	256,087
	Prudential Financial, Inc.
250,000	6.100%, 6/15/2017	279,973
100,000	5.700%, 12/14/2036	99,726
	Rabobank Capital Funding Trust II
101,000	5.260%, 12/29/2049[a,f,k]	101,727
	Reinsurance Group of America, Inc.
300,000	5.625%, 3/15/2017	319,389
	Simon Property Group, LP
200,000	4.375%, 3/1/2021	199,278
	SLM Corporation
100,000	6.250%, 1/25/2016	106,034
100,000	8.000%, 3/25/2020	110,733
	Societe Generale
250,000	5.200%, 4/15/2021[f]	252,176
	Swiss RE Capital I, LP
275,000	6.854%, 5/29/2049[f,k]	273,286
	Travelers Companies, Inc.
105,000	6.250%, 6/15/2037	114,604
	UnitedHealth Group, Inc.
150,000	6.500%, 6/15/2037	164,453
	USB Capital XIII Trust
200,000	6.625%, 12/15/2039	213,546
	Wachovia Bank NA
285,000	4.875%, 2/1/2015	307,638
	Wachovia Corporation
150,000	5.250%, 8/1/2014	162,678
	WEA Finance, LLC/WT Finance Australia, Pty Ltd.
225,000	6.750%, 9/2/2019[f]	260,887
	Westpac Banking Corporation
250,000	1.037%, 3/31/2014[c,f]	250,584
	Willis North America, Inc.
220,000	6.200%, 3/28/2017	239,419

	Total Financials	12,143,407

Foreign Government (0.6%)
	Bank Nederlandse Gemeenten NV
250,000	4.375%, 2/16/2021[f]	257,250
	Chile Government International Bond
200,000	3.875%, 8/5/2020	196,500
	Corporacion Andina de Fomento
250,000	5.750%, 1/12/2017	273,578
	Mexico Government International Bond
250,000	6.050%, 1/11/2040	259,375
	Poland Government International Bond
250,000	5.125%, 4/21/2021	250,375

	Total Foreign Government	1,237,078

Mortgage-Backed Securities (7.6%)
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
1,750,000	3.500%, 5/1/2026[l]	1,771,054
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
4,125,000	4.500%, 5/1/2041[l]	4,244,237
1,750,000	5.000%, 5/1/2041[l]	1,847,071
5,100,000	5.500%, 5/1/2041[l]	5,488,875
3,000,000	6.000%, 5/1/2041[l]	3,280,314

	Total Mortgage-Backed Securities	16,631,551

Technology (0.1%)
	Affiliated Computer Services, Inc.
200,000	5.200%, 6/1/2015	217,355

	Total Technology	217,355

Transportation (0.5%)
	American Airlines Pass Through Trust
97,953	10.375%, 7/2/2019	114,360

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (34.2%)	Value
Transportation (0.5%) - continued
	Continental Airlines, Inc.
$194,475	7.250%, 11/10/2019	$210,772
	CSX Corporation
200,000	3.700%, 10/30/2020	191,332
	Delta Air Lines, Inc.
100,000	4.950%, 11/23/2019	99,750
195,241	7.750%, 12/17/2019	214,765
	ERAC USA Finance, LLC
200,000	5.250%, 10/1/2020[f]	208,394

	Total Transportation	1,039,373

U.S. Government and Agencies (8.0%)
	U.S. Treasury Bonds
1,250,000	4.625%, 2/15/2040	1,295,508
	U.S. Treasury Notes
2,000,000	0.625%, 12/31/2012	2,004,844
2,250,000	1.500%, 12/31/2013	2,286,914
150,000	1.750%, 1/31/2014	153,410
750,000	1.250%, 2/15/2014	756,446
100,000	2.375%, 9/30/2014	103,844
5,750,000	2.000%, 1/31/2016	5,784,143
225,000	2.750%, 2/28/2018	226,705
475,000	3.625%, 2/15/2021	487,914
	U.S. Treasury Notes, TIPS
1,177,652	2.500%, 7/15/2016	1,361,935
1,295,187	1.875%, 7/15/2019	1,448,587
1,744,596	1.125%, 1/15/2021	1,809,200

	Total U.S. Government and Agencies	17,719,450

U.S. Municipals (0.1%)
	North Texas Tollway Authority Revenue Bonds (Build America Bonds)
150,000	6.718%, 1/1/2049	153,252

	Total U.S. Municipals	153,252

Utilities (1.2%)
	Buckeye Partners, LP
100,000	4.875%, 2/1/2021	101,737
	Cleveland Electric Illuminating Company
245,000	5.700%, 4/1/2017	264,242
	Enterprise Products Operating, LLC
200,000	5.200%, 9/1/2020	210,865
	Exelon Generation Company, LLC
145,000	5.750%, 10/1/2041	136,694
	FirstEnergy Solutions Corporation
150,000	4.800%, 2/15/2015	159,107
	ITC Holdings Corporation
225,000	6.050%, 1/31/2018[f]	247,848
	MidAmerican Energy Holdings Company
225,000	6.500%, 9/15/2037	252,073
	NiSource Finance Corporation
100,000	6.125%, 3/1/2022	110,228
	ONEOK Partners, LP
200,000	8.625%, 3/1/2019	254,693
	Pennsylvania Electric Company
200,000	5.200%, 4/1/2020	207,984
	Power Receivables Finance, LLC
92,719	6.290%, 1/1/2012[e]	92,963
	Union Electric Company
350,000	6.400%, 6/15/2017	402,610
	Williams Partners, LP
200,000	5.250%, 3/15/2020	212,703

	Total Utilities	2,653,747

	Total Long-Term Fixed Income (cost $75,042,472)	75,314,830

Shares	Mutual Funds (0.8%)	Value

Fixed Income Mutual Funds (0.8%)
366,132	Thrivent High Yield Fund	1,819,676

	Total Fixed Income Mutual Funds	1,819,676

	Total Mutual Funds (cost $1,400,000)	1,819,676

Shares	Preferred Stock (0.1%)	Value
Financials (0.1%)
1,150	Citigroup, Inc., Convertible, 7.500%	149,546
12,000	Federal National Mortgage Association, 8.250%[a,k]	24,480
4,000	HSBC Holdings plc, 8.000%[k]	109,720

	Total Financials	283,746

	Total Preferred Stock (cost $392,431)	283,746

Contracts	Options Purchased (<0.1%)	Value
	Put on 10-Yr. U.S. Treasury Bond Futures
30	$118.00, expires 5/21/2011	$1,406

	Total Options Purchased (cost $7,121)	1,406

Shares	Collateral Held for Securities Loaned (1.9%)	Value
4,146,550	Thrivent Financial Securities Lending Trust	4,146,550

	Total Collateral Held for Securities Loaned (cost $4,146,550)	4,146,550

Principal Amount	Short-Term Investments (5.3%)[m]	Value
	Barton Capital Corporation
3,190,000	0.090%, 5/2/2011	3,189,984
	Federal Home Loan Bank Discount Notes
2,000,000	0.040%, 5/6/2011	1,999,987
6,000,000	0.030%, 5/11/2011[n]	5,999,945

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Principal Amount	Short-Term Investments (5.3%)[m]	Value
	Federal Home Loan Mortgage Corporation Discount Notes
400,000	0.160%, 8/29/2011[o,p]	$399,789

	Total Short-Term Investments (cost $11,589,704)	11,589,705

	Total Investments (cost $213,744,916) 109.0%	$240,043,860

	Other Assets and Liabilities, Net (9.0%)	(19,803,532)

	Total Net Assets 100.0%	$220,240,328

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of April 29, 2011.
d	All or a portion of the security is insured or guaranteed.
e

Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Balanced Fund owned as of April 29, 2011.

Security	Acquisition Date	Amortized Cost
Bear Stearns Commercial Mortgage Securities, Inc.	3/30/2007	$1,500,000
Commercial Mortgage Pass- Through Certificates	10/18/2006	1,000,000
Commercial Mortgage Pass- Through Certificates	5/2/2007	750,000
Power Receivables Finance, LLC	9/30/2003	92,908
Wachovia Asset Securitization, Inc.	3/16/2007	685,475

f

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of April 29, 2011, the value of these investments was $8,268,588 or 3.8% of total net assets.

g	Denotes equity-linked structured securities. These securities are linked to the S&P 500 Index.
h	Security is displayed in shares. This security is an equity-linked structured security. This security is linked to the common stock of RadioShack Corporation.
i	Security is displayed in shares. This security is an equity-linked structured security. This security is linked to the common stock of Microsoft Corporation.
j	Security is displayed in shares. This security is an equity-linked structured security. This security is linked to the common stock of Kubota Corporation.
k	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
l	Denotes investments purchased on a when-issued or delayed delivery basis.
m	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
n	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
o	At April 29, 2011, $299,842 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
p	At April 29, 2011, $99,947 of investments were pledged as collateral with the custodian under the agreement between the counterparty, the custodian and the fund for open swap contracts.

Definitions:

ADR	- American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	- Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.
TIPS	- Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$28,780,723
Gross unrealized depreciation	(3,164,609)

Net unrealized appreciation (depreciation)	$25,616,114

Cost for federal income tax purposes	$214,427,746

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 29, 2011, in valuing Balanced Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	17,456,163	17,456,163	–	–
Consumer Staples	14,021,600	11,083,261	2,938,339	–
Energy	20,086,696	20,086,696	–	–
Financials	19,960,889	19,960,889	–	–
Health Care	18,143,375	18,143,375	–	–
Industrials	19,285,276	19,285,276	–	–
Information Technology	26,989,917	26,989,917	–	–
Materials	4,996,933	4,996,933	–	–
Utilities	5,947,098	5,947,098	–	–

Long-Term Fixed Income
Asset-Backed Securities	4,013,662	–	4,013,662	–
Basic Materials	1,957,311	–	1,957,311	–
Capital Goods	703,686	–	703,686	–
Collateralized Mortgage Obligations	2,321,431	–	2,321,431	–
Commercial Mortgage-Backed Securities	7,601,467	–	7,601,467	–
Communications Services	2,043,119	–	1,838,119	205,000
Consumer Cyclical	1,486,534	–	1,486,534	–
Consumer Non-Cyclical	2,042,900	–	1,793,775	249,125
Energy	1,349,507	–	1,349,507	–
Financials	12,143,407	–	10,469,146	1,674,261
Foreign Government	1,237,078	–	1,237,078	–
Mortgage-Backed Securities	16,631,551	–	16,631,551	–
Technology	217,355	–	217,355	–
Transportation	1,039,373	–	1,039,373	–
U.S. Government and Agencies	17,719,450	–	17,719,450	–
U.S. Municipals	153,252	–	153,252	–
Utilities	2,653,747	–	2,653,747	–

Mutual Funds
Fixed Income Mutual Funds	1,819,676	1,819,676	–	–

Preferred Stock
Financials	283,746	283,746	–	–
Options Purchased	1,406	1,406	–	–
Collateral Held for Securities Loaned	4,146,550	4,146,550	–	–
Short-Term Investments	11,589,705	–	11,589,705	–

Total	$240,043,860	$150,200,986	$87,714,488	$2,128,386

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	158,685	158,685	–	–

Total Asset Derivatives	$158,685	$158,685	$–	$–

Liability Derivatives
Futures Contracts	128,245	128,245	–	–
Credit Default Swaps	27,265	–	27,265	–

Total Liability Derivatives	$155,510	$128,245	$27,265	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Fund

Schedule of Investments as of April 29, 2011

(unaudited)

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Balanced Fund.

Investments in Securities	Value October 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)*	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value April 29, 2011
Long-Term Fixed Income Asset-Backed Securities	506,090	–	92,768	–	(67,075)	–	(531,783)	–
Communication Services	–	–	(10,122)	–	–	215,122	–	205,000
Consumer Non-Cyclical	–	–	225	248,900	–	–	–	249,125
Financials	956,792	–	57,178	660,291	–	–	–	1,674,261
Transportation	780,429	30,926	(37,949)	–	(233,509)	–	(539,897)	–

Total	$2,243,311	$30,926	$102,100	$909,191	($300,584)	$215,122	($1,071,680)	$2,128,386

*	Includes the change in net unrealized appreciation/(depreciation) on level 3 securities held on April 29, 2011 of $62,403.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(15)	June 2011	($3,272,064)	($3,286,875)	($14,811)
10-Yr. U.S. Treasury Bond Futures	(50)	June 2011	(5,943,598)	(6,057,032)	(113,434)
20-Yr. U.S. Treasury Bond Futures	20	June 2011	2,347,249	2,447,500	100,251
S&P 500 Index Futures	4	June 2011	1,301,266	1,359,700	58,434
Total Futures Contracts					$30,440

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX HY, Series 16, 5 Year, at 5.00%; Bank of America	Buy	6/20/2016	$1,500,000	$29,529	($50,757)	($21,228)
CDX IG, Series 16, 5 Year, at 1.00%; J.P. Morgan Chase and Co.	Buy	6/20/2016	1,500,000	2,859	(8,896)	(6,037)
Total Credit Default Swaps					($59,653)	($27,265)

1

As the buyer of protection, Balanced Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Balanced Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.

2	The maximum potential amount of future payments Balanced Fund could be required to make as the seller or receive as the buyer of protection.
3

The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Fund

Schedule of Investments as of April 29, 2011

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 29, 2011, for Balanced Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Options Purchased	Investments in securities at value, Net Assets - Net unrealized appreciation/(depreciation) on Investments	$1,406
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	100,251
Total Interest Rate Contracts		101,657

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	58,434
Total Equity Contracts		58,434

Total Asset Derivatives		$160,091

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	128,245
Total Interest Rate Contracts		128,245

Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	27,265
Total Credit Contracts		27,265

Total Liability Derivatives		$155,510

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 29, 2011, for Balanced Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	236,996

Total Equity Contracts		236,996

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	29,044

Total Foreign Exchange Contracts		29,044

Interest Rate Contracts
Options Purchased	Net realized gains/(losses) on Investments	(74,918)
Futures	Net realized gains/(losses) on Futures contracts	(44,641)

Total Interest Rate Contracts		(119,559)

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(68,059)

Total Credit Contracts		(68,059)

Total		$78,422

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Fund

Schedule of Investments as of April 29, 2011

(unaudited)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 29, 2011, for Balanced Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Options Purchased	Change in net unrealized appreciation/(depreciation) on Investments	30
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	84,785
Total Interest Rate Contracts		84,815
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(48,166)
Total Equity Contracts		(48,166)
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	2,414
Total Credit Contracts		2,414

Total		$39,063

The following table presents Balanced Fund’s average volume of derivative activity during the period ended April 29, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$983,320	0.5%	N/A	N/A	N/A	N/A	N/A
Interest Rate Contracts	13,897,146	6.5	N/A	N/A	N/A	N/A	38
Foreign Exchange Contracts	N/A	N/A	$37,179	<0.1%	N/A	N/A	N/A
Credit Contracts	N/A	N/A	N/A	N/A	$3,674,532	1.7%	N/A

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Balanced Fund, is as follows:

Fund	Value October 31, 2010	Gross Purchases	Gross Sales	Shares Held at April 29, 2011	Value April 29, 2011	Income Earned November 1, 2010 - April 29, 2011
High Yield	$1,779,402	$–	$–	366,132	$1,819,676	$69,230
Thrivent Financial Securities Lending Trust	4,547,275	26,793,982	27,194,707	4,146,550	4,146,550	3,099
Total Value and Income Earned	6,326,677				5,966,226	72,329

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Principal Amount	Bank Loans (1.9%)[a]	Value
Financials (0.5%)
	Nuveen Investments, Inc., Term Loan
$3,530,000	12.500%, 7/31/2015	$3,768,275

	Total Financials	3,768,275

Technology (0.4%)
	First Data Corporation Extended, Term Loan
2,409,215	4.213%, 3/24/2018	2,284,539
	First Data Corporation, Term Loan
256,389	2.963%, 9/24/2014	243,221

	Total Technology	2,527,760

Utilities (1.0%)
	Texas Competitive Electric Holdings, LLC, Term Loan
9,080,379	4.731%, 10/10/2017	7,258,673

	Total Utilities	7,258,673

	Total Bank Loans (cost $14,117,630)	13,554,708

Principal Amount	Long-Term Fixed Income (92.1%)	Value
Asset-Backed Securities (0.7%)
	Countrywide Asset-Backed Certificates
122,497	0.323%, 6/25/2021[b,c]	119,688
	J.P. Morgan Mortgage Acquisition Corporation
2,400,000	5.461%, 10/25/2036	1,917,842
	Renaissance Home Equity Loan Trust
2,279,194	5.746%, 5/25/2036	1,654,606
1,600,000	6.011%, 5/25/2036	1,015,264

	Total Asset-Backed Securities	4,707,400

Basic Materials (7.9%)
	AbitibiBowater, Inc.
2,340,000	10.250%, 10/15/2018[d,e]	2,585,700
	APERAM
1,430,000	7.750%, 4/1/2018[d]	1,481,838
	Arch Coal, Inc.
1,500,000	7.250%, 10/1/2020	1,618,125
	Cascades, Inc.
750,000	7.750%, 12/15/2017	800,625
	CONSOL Energy, Inc.
2,200,000	8.000%, 4/1/2017	2,431,000
2,430,000	8.250%, 4/1/2020	2,709,450
	FMG Resources Property, Ltd.
2,370,000	7.000%, 11/1/2015[d]	2,500,350
2,370,000	6.875%, 2/1/2018[d]	2,500,350
	Graphic Packaging International, Inc.
700,000	9.500%, 6/15/2017	784,000
1,400,000	7.875%, 10/1/2018	1,524,250
	Hexion US Finance Corporation/Hexion Nova Scotia Finance ULC
4,450,000	8.875%, 2/1/2018	4,828,250
2,850,000	9.000%, 11/15/2020[d]	3,078,000
	James River Escrow, Inc.
2,870,000	7.875%, 4/1/2019[d,e]	3,006,325
	Lyondell Chemical Company
2,610,000	8.000%, 11/1/2017[d]	2,910,150
2,376,667	11.000%, 5/1/2018	2,685,634
	Midwest Vanadium Pty., Ltd.
2,370,000	11.500%, 2/15/2018[d]	2,458,875
	NOVA Chemicals Corporation
4,890,000	8.625%, 11/1/2019	5,617,387
	Novelis, Inc.
3,550,000	8.750%, 12/15/2020	3,967,125
4,230,000	Ryerson Holding Corporation	2,305,350
	Zero Coupon, 2/1/2015
	Ryerson, Inc.
1,700,000	12.000%, 11/1/2015	1,836,000
	Severstal Columbus, LLC
1,400,000	10.250%, 2/15/2018	1,564,500
	Steel Dynamics, Inc.
2,920,000	7.750%, 4/15/2016	3,124,400
	Xinergy Corporation
950,000	9.250%, 5/15/2019[d,f]	971,375

	Total Basic Materials	57,289,059

Capital Goods (9.9%)
	Abengoa Finance SAU
4,720,000	8.875%, 11/1/2017[d]	4,790,800
	Associated Materials, LLC
4,200,000	9.125%, 11/1/2017[d]	4,520,250
	BE Aerospace, Inc.
3,280,000	6.875%, 10/1/2020	3,452,200
	Case New Holland, Inc.
4,700,000	7.875%, 12/1/2017[d]	5,252,250
	Cemex SAB de CV
2,390,000	5.301%, 9/30/2015[c,e,g]	2,369,685
3,440,000	9.000%, 1/11/2018[d]	3,564,700
	Coleman Cable, Inc.
2,580,000	9.000%, 2/15/2018	2,728,350
	DRS Technologies, Inc.
2,600,000	6.625%, 2/1/2016	2,684,942
	EnergySolutions, Inc.
2,350,000	10.750%, 8/15/2018[d]	2,608,500
	Graham Packaging Company, LP/GPC Capital Corporation I
3,030,000	9.875%, 10/15/2014[e]	3,162,563
2,200,000	8.250%, 1/1/2017	2,387,000
940,000	8.250%, 10/1/2018	1,026,950
	Liberty Tire Recycling
2,340,000	11.000%, 10/1/2016[d]	2,620,800
	Manitowoc Company, Inc.
4,270,000	8.500%, 11/1/2020	4,675,650
	Nortek, Inc.
2,840,000	10.000%, 12/1/2018[d,e]	3,038,800
2,860,000	8.500%, 4/15/2021[d]	2,852,850
	Owens-Illinois, Inc.
3,030,000	7.800%, 5/15/2018	3,325,425
	Packaging Dynamics Corporation
710,000	8.750%, 2/1/2016[d]	735,737
	Plastipak Holdings, Inc.
2,595,000	8.500%, 12/15/2015[d]	2,724,750
500,000	10.625%, 8/15/2019[d]	577,500
	RBS Global, Inc./Rexnord Corporation
1,170,000	11.750%, 8/1/2016[e]	1,254,825

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (92.1%)	Value
Capital Goods (9.9%) - continued
$3,980,000	8.500%, 5/1/2018	$4,318,300
	Reynolds Group Issuer, Inc.
1,420,000	9.000%, 4/15/2019[d]	1,496,325
2,370,000	8.250%, 2/15/2021[d]	2,408,513
	RSC Equipment Rental, Inc.
1,931,000	9.500%, 12/1/2014[e]	2,022,722
850,000	8.250%, 2/1/2021[d]	896,750

	Total Capital Goods	71,497,137

Communications Services (15.4%)
	CCO Holdings, LLC
3,750,000	7.250%, 10/30/2017	3,993,750
1,890,000	7.000%, 1/15/2019	1,979,775
	Cengage Learning Acquisitions, Inc.
4,660,000	10.500%, 1/15/2015[d]	4,788,150
	Citadel Broadcasting Corporation
2,940,000	7.750%, 12/15/2018[d]	3,182,550
	Clear Channel Worldwide Holdings, Inc.
4,770,000	9.250%, 12/15/2017	5,306,625
	Cricket Communications, Inc.
5,060,000	7.750%, 10/15/2020[e]	5,167,525
	CSC Holdings, Inc.
3,050,000	8.500%, 6/15/2015	3,328,312
850,000	8.625%, 2/15/2019	979,625
	Cumulus Media, Inc.
2,380,000	7.750%, 5/1/2019	2,380,000
	Digicel, Ltd.
3,790,000	8.250%, 9/1/2017[d]	4,017,400
	Frontier Communications Corporation
2,810,000	8.250%, 4/15/2017	3,045,338
2,820,000	8.125%, 10/1/2018	3,049,125
	Intelsat Bermuda, Ltd.
5,300,000	11.250%, 2/4/2017	5,783,625
	Intelsat Jackson Holdings SA
3,980,000	7.250%, 10/15/2020[d]	4,009,850
	Intelsat Luxembourg SA
8,583,461	11.500%, 2/4/2017	9,398,890
710,000	11.500%, 2/4/2017[d]	777,450
	LBI Media, Inc.
1,910,000	9.250%, 4/15/2019[d]	1,948,200
	Nielsen Finance, LLC/Nielsen Finance Company
975,000	11.500%, 5/1/2016	1,152,938
4,200,000	7.750%, 10/15/2018[d]	4,525,500
	NII Capital Corporation
4,670,000	8.875%, 12/15/2019	5,160,350
1,910,000	7.625%, 4/1/2021	2,019,825
	Ono Finance II plc
3,100,000	10.875%, 7/15/2019[d]	3,394,500
	PAETEC Holding Corporation
3,700,000	9.500%, 7/15/2015[e]	3,885,000
	Quebecor Media, Inc.
3,210,000	7.750%, 3/15/2016	3,334,387
	TW Telecom Holdings, Inc.
2,100,000	8.000%, 3/1/2018	2,281,125
	Univision Communications, Inc.
3,220,000	6.875%, 5/15/2019[d,f]	3,232,075
	UPC Holding BV
4,000,000	9.875%, 4/15/2018[d]	4,450,000
	Videotron Ltee
1,710,000	9.125%, 4/15/2018	1,915,200
	Virgin Media Finance plc
4,510,000	9.125%, 8/15/2016	4,786,238
1,560,000	8.375%, 10/15/2019	1,762,800
	Wind Acquisition Finance SA
2,305,000	7.250%, 2/15/2018[d]	2,437,537
	XM Satellite Radio, Inc.
3,320,000	7.625%, 11/1/2018[d]	3,535,800

	Total Communications Services	111,009,465

Consumer Cyclical (17.2%)
	American Axle & Manufacturing, Inc.
1,850,000	5.250%, 2/11/2014	1,856,938
1,870,000	7.875%, 3/1/2017[e]	1,921,425
	Beazer Homes USA, Inc.
3,750,000	6.875%, 7/15/2015[e]	3,656,250
3,320,000	9.125%, 5/15/2019[d]	3,311,700
	Bon-Ton Department Stores, Inc.
1,880,000	10.250%, 3/15/2014[e]	1,931,700
	Burlington Coat Factory Warehouse Corporation
3,350,000	10.000%, 2/15/2019[d,e]	3,425,375
	Caesars Entertainment Operating Company, Inc.
3,800,000	10.000%, 12/15/2018[e]	3,567,250
	Circus & Eldorado Joint Venture/Silver Legacy Capital Corporation
2,680,000	10.125%, 3/1/2012	2,656,550
	Dana Holding Corporation
1,420,000	6.500%, 2/15/2019	1,430,650
	DineEquity, Inc.
3,800,000	9.500%, 10/30/2018[d]	4,151,500
	FireKeepers Development Authority
2,970,000	13.875%, 5/1/2015[d]	3,497,175
	Ford Motor Credit Company, LLC
5,330,000	8.000%, 6/1/2014	6,018,119
4,680,000	7.000%, 4/15/2015	5,139,988
	Gaylord Entertainment Company
5,800,000	6.750%, 11/15/2014	5,916,000
	Goodyear Tire & Rubber Company
2,810,000	8.250%, 8/15/2020[e]	3,122,612
	Lear Corporation
1,950,000	7.875%, 3/15/2018	2,140,125
1,950,000	8.125%, 3/15/2020	2,164,500
	Limited Brands, Inc.
1,430,000	6.625%, 4/1/2021	1,480,050
	Macy’s Retail Holdings, Inc.
1,860,000	8.375%, 7/15/2015	2,171,550
	Marina District Finance Company, Inc.
4,240,000	9.500%, 10/15/2015[d,e]	4,547,400
470,000	9.875%, 8/15/2018[d,e]	504,075
	NCL Corporation, Ltd.
1,830,000	11.750%, 11/15/2016	2,145,675
4,030,000	9.500%, 11/15/2018[d]	4,281,875

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (92.1%)	Value
Consumer Cyclical (17.2%) - continued
	Peninsula Gaming, LLC
$1,830,000	8.375%, 8/15/2015	$1,958,100
470,000	10.750%, 8/15/2017[d]	519,350
3,510,000	10.750%, 8/15/2017	3,878,550
	Pittsburgh Glass Works, LLC
1,550,000	8.500%, 4/15/2016[d]	1,619,750
	Realogy Corporation
1,870,000	11.500%, 4/15/2017[d,e]	1,949,475
	Realogy Corporation, Convertible
1,430,000	11.000%, 4/15/2018[d]	1,558,700
	Rite Aid Corporation
3,000,000	7.500%, 3/1/2017	3,056,250
1,320,000	9.500%, 6/15/2017	1,221,000
	Sears Holdings Corporation
3,400,000	6.625%, 10/15/2018[d]	3,327,750
	Seminole Indian Tribe of Florida
1,780,000	7.750%, 10/1/2017[d,e]	1,904,600
4,875,000	7.804%, 10/1/2020[d]	4,866,176
	Service Corporation International
1,600,000	6.750%, 4/1/2015	1,720,000
	Shingle Springs Tribal Gaming Authority
5,075,000	9.375%, 6/15/2015[d]	3,552,500
	Speedway Motorsports, Inc.
1,420,000	6.750%, 2/1/2019[d]	1,437,750
	Tunica-Biloxi Gaming Authority
4,230,000	9.000%, 11/15/2015[g]	4,235,288
	Universal City Development Partners, Ltd.
1,520,000	8.875%, 11/15/2015	1,672,000
2,330,000	10.875%, 11/15/2016	2,656,200
	West Corporation
4,350,000	8.625%, 10/1/2018[d]	4,611,000
3,560,000	7.875%, 1/15/2019[d]	3,666,800
	WMG Holdings Corporation
3,350,000	9.500%, 12/15/2014[e]	3,408,625

	Total Consumer Cyclical	123,858,346

Consumer Non-Cyclical (10.8%)
	Biomet, Inc.
1,700,000	10.375%, 10/15/2017	1,889,125
1,690,000	11.625%, 10/15/2017	1,918,150
	Blue Merger Sub, Inc.
1,275,000	7.625%, 2/15/2019[d]	1,305,281
	Capella Healthcare, Inc.
3,540,000	9.250%, 7/1/2017[d]	3,814,350
	Community Health Systems, Inc.
2,860,000	8.875%, 7/15/2015	2,924,350
	Diversey Holdings, Inc.
2,488,203	10.500%, 5/15/2020	2,898,756
	Diversey, Inc.
1,420,000	8.250%, 11/15/2019	1,533,600
	DJO Finance, LLC/DJO Finance Corporation
2,550,000	9.750%, 10/15/2017[d]	2,690,250
1,570,000	7.750%, 4/15/2018[d]	1,613,175
	Giant Funding Corporation
950,000	8.250%, 2/1/2018[d]	985,625
	HCA, Inc.
3,040,000	8.500%, 4/15/2019	3,374,400
3,730,000	7.250%, 9/15/2020	4,009,750
	Healthsouth Corporation
1,190,000	7.250%, 10/1/2018	1,255,450
	Ingles Markets, Inc.
1,900,000	8.875%, 5/15/2017	2,052,000
	Jarden Corporation
3,330,000	7.500%, 5/1/2017[e]	3,575,588
930,000	7.500%, 1/15/2020	992,775
	JBS Finance II, Ltd.
4,450,000	8.250%, 1/29/2018[d]	4,616,875
	JBS USA, LLC/JBS USA Finance, Inc.
2,850,000	11.625%, 5/1/2014	3,334,500
	Libbey Glass, Inc.
1,386,000	10.000%, 2/15/2015	1,514,205
	Michael Foods, Inc.
3,760,000	9.750%, 7/15/2018[d]	4,126,600
	Mylan, Inc.
3,790,000	7.875%, 7/15/2020[d]	4,187,950
	Revlon Consumer Products Corporation
3,270,000	9.750%, 11/15/2015	3,564,300
	Select Medical Corporation
2,860,000	7.625%, 2/1/2015	2,935,075
2,900,000	6.211%, 9/15/2015[c]	2,834,750
	Spectrum Brands, Inc.
3,300,000	9.500%, 6/15/2018[d]	3,687,750
	STHI Holding Corporation
1,430,000	8.000%, 3/15/2018[d]	1,469,325
	Visant Corporation
3,410,000	10.000%, 10/1/2017	3,682,800
	Warner Chilcott Company, LLC
5,230,000	7.750%, 9/15/2018[d]	5,511,113

	Total Consumer Non-Cyclical	78,297,868

Energy (11.9%)
	Chesapeake Energy Corporation
2,810,000	6.875%, 8/15/2018	3,069,925
	Citgo Petroleum Corporation
3,320,000	11.500%, 7/1/2017[d]	3,909,300
	Coffeyville Resources, LLC
1,791,000	9.000%, 4/1/2015[d]	1,952,190
3,900,000	10.875%, 4/1/2017[d]	4,446,000
	Compagnie Generale de Geophysique-Veritas
1,070,000	9.500%, 5/15/2016	1,190,375
	Connacher Oil and Gas, Ltd.
1,030,000	11.750%, 7/15/2014[d]	1,102,100
3,060,000	10.250%, 12/15/2015[d]	3,251,250
	Denbury Resources, Inc.
700,000	9.750%, 3/1/2016	789,250
369,000	8.250%, 2/15/2020	411,435
1,540,000	6.375%, 8/15/2021	1,586,200
	Energy XXI Gulf Coast, Inc.
1,890,000	9.250%, 12/15/2017[d]	2,060,100
2,370,000	7.750%, 6/15/2019[d]	2,423,325
	Forest Oil Corporation
3,390,000	7.250%, 6/15/2019	3,525,600
	Harvest Operations Corporation
4,710,000	6.875%, 10/1/2017[d]	4,927,838
	Helix Energy Solutions Group, Inc.
3,500,000	9.500%, 1/15/2016[d]	3,710,000
	Linn Energy, LLC
2,250,000	8.625%, 4/15/2020	2,486,250

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (92.1%)	Value
Energy (11.9%) - continued
$1,930,000	7.750%, 2/1/2021[d]	$2,067,512
	McJunkin Red Man Corporation
3,710,000	9.500%, 12/15/2016[d]	3,812,025
	MEG Energy Corporation
1,200,000	6.500%, 3/15/2021[d]	1,231,500
	Newfield Exploration Company
3,390,000	6.625%, 4/15/2016	3,504,413
	Oasis Petroleum, Inc.
2,430,000	7.250%, 2/1/2019[d]	2,454,300
	Petrohawk Energy Corporation
650,000	10.500%, 8/1/2014	745,063
2,810,000	7.250%, 8/15/2018	2,985,625
	Pioneer Natural Resources Company
2,800,000	7.500%, 1/15/2020	3,172,943
	Plains Exploration & Production Company
1,450,000	7.750%, 6/15/2015	1,508,000
3,730,000	10.000%, 3/1/2016	4,214,900
	Precision Drilling Corporation
2,200,000	6.625%, 11/15/2020[d]	2,277,000
	QEP Resources, Inc.
3,230,000	6.875%, 3/1/2021	3,480,325
	SandRidge Energy, Inc.
3,320,000	8.000%, 6/1/2018[d]	3,510,900
	SESI, LLC
1,550,000	6.375%, 5/1/2019[d]	1,565,500
	SM Energy Company
1,180,000	6.625%, 2/15/2019[d]	1,218,350
	Southwestern Energy Company
2,550,000	7.500%, 2/1/2018	2,897,437
	United Refining Company
4,290,000	10.500%, 2/28/2018[d]	4,365,075

	Total Energy	85,852,006

Financials (7.4%)
	Ally Financial, Inc.
1,920,000	7.500%, 12/31/2013	2,088,000
2,350,000	8.000%, 3/15/2020	2,640,812
4,910,000	7.500%, 9/15/2020[d]	5,351,900
	Aviv Healthcare Properties, LP
2,840,000	7.750%, 2/15/2019[d]	2,996,200
	Bank of America Corporation
3,340,000	8.125%, 12/29/2049[e,h]	3,612,978
	CIT Group, Inc.
2,630,000	5.250%, 4/1/2014[d]	2,693,512
6,600,000	7.000%, 5/1/2017	6,653,625
	Community Choice Financial, Inc.
2,380,000	10.750%, 5/1/2019[d]	2,436,525
	Developers Diversified Realty Corporation
2,810,000	7.875%, 9/1/2020	3,265,178
	Harbinger Group, Inc.
1,900,000	10.625%, 11/15/2015[d,e]	1,957,000
	Icahn Enterprises, LP
4,270,000	7.750%, 1/15/2016	4,398,100
5,220,000	8.000%, 1/15/2018	5,389,650
	ING Capital Funding Trust III
1,400,000	3.907%, 12/31/2049[c,h]	1,351,022
	International Lease Finance Corporation
2,250,000	8.625%, 9/15/2015[d]	2,475,000
2,050,000	8.750%, 3/15/2017[d]	2,306,250
1,400,000	8.875%, 9/1/2017[e]	1,596,000
	Nuveen Investments, Inc.
2,370,000	10.500%, 11/15/2015[d]	2,455,913

	Total Financials	53,667,665

Technology (3.3%)
	Advanced Micro Devices, Inc.
2,800,000	8.125%, 12/15/2017	2,961,000
820,000	7.750%, 8/1/2020	854,850
	Equinix, Inc.
3,330,000	8.125%, 3/1/2018	3,604,725
	First Data Corporation
1,910,000	11.250%, 3/31/2016[e]	1,929,100
960,000	7.375%, 6/15/2019[d]	978,000
1,629,000	12.625%, 1/15/2021[d,e]	1,785,791
	Freescale Semiconductor, Inc.
1,500,000	10.125%, 12/15/2016[e]	1,608,750
3,970,000	10.750%, 8/1/2020[d,e]	4,565,500
	NXP BV/NXP Funding, LLC
2,340,000	9.750%, 8/1/2018[d]	2,708,550
	Seagate HDD Cayman
2,860,000	7.750%, 12/15/2018[d]	3,031,600

	Total Technology	24,027,866

Transportation (3.5%)
	American Petroleum Tankers LLC
1,059,000	10.250%, 5/1/2015[d]	1,122,540
	CMA CGM SA
4,290,000	8.500%, 4/15/2017[d]	4,225,650
	Continental Airlines, Inc.
2,750,000	6.750%, 9/15/2015[d]	2,770,625
	Delta Air Lines, Inc.
1,240,000	9.500%, 9/15/2014[d]	1,329,900
	Hertz Corporation
5,250,000	6.750%, 4/15/2019[d]	5,355,000
	Navios Maritime Acquisition Corporation
950,000	8.625%, 11/1/2017	985,625
	Navios Maritime Holdings, Inc.
1,170,000	8.875%, 11/1/2017	1,265,062
2,980,000	8.125%, 2/15/2019[d]	3,009,800
	Navios South American Logistics, Inc./Navios Logistics Finance US, Inc.
1,240,000	9.250%, 4/15/2019[d,e]	1,264,800
	United Air Lines, Inc.
1,753,418	9.750%, 1/15/2017	1,990,130
	United Maritime Group, LLC/United Maritime Group Finance Corporation
1,860,000	11.750%, 6/15/2015	1,943,700

	Total Transportation	25,262,832

Utilities (4.1%)
	AES Corporation
3,670,000	7.750%, 10/15/2015	4,009,475
	Covanta Holding Corporation
2,400,000	7.250%, 12/1/2020	2,565,727
	Crosstex Energy/Crosstex Energy Finance Corporation
3,270,000	8.875%, 2/15/2018	3,572,475

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (92.1%)	Value
Utilities (4.1%) - continued
	Holly Energy Partners, LP
$1,870,000	8.250%, 3/15/2018[d]	$2,000,900
	Inergy, LP
4,440,000	7.000%, 10/1/2018[d]	4,684,200
	NRG Energy, Inc.
5,500,000	7.375%, 2/1/2016	5,706,250
	Regency Energy Partners, LP
3,330,000	6.875%, 12/1/2018	3,554,775
	Targa Resources Partners, LP
3,040,000	7.875%, 10/15/2018[d]	3,207,200

	Total Utilities	29,301,002

	Total Long-Term Fixed Income (cost $620,971,765)	664,770,646

Shares	Preferred Stock (1.8%)	Value
Financials (1.8%)
3,014	Ally Financial, Inc., 7.000%[d,h]	2,803,585
57,310	Ally Financial, Inc., 8.500%[h]	1,496,937
48,000	Citigroup, Inc., 7.875%	1,332,480
23,500	Citigroup, Inc., Convertible, 7.500%	3,055,940
41,750	GMAC Capital Trust I, 8.125%[i]	1,083,830
3,000	Wells Fargo & Company, Convertible, 7.500%[h]	3,238,440

	Total Financials	13,011,212

	Total Preferred Stock (cost $9,730,912)	13,011,212

Shares	Common Stock (<0.1%)	Value
Consumer Discretionary (<0.1%)
36,330	TVMAX Holdings, Inc.[i,j]	0

	Total Consumer Discretionary	0

Materials (<0.1%)
4,631	Smurfit-Stone Container Corporation[i]	178,201

	Total Materials	178,201

Telecommunications Services (<0.1%)
23	USA Mobility, Inc.	355

	Total Telecommunications Services	355

	Total Common Stock (cost $2,388,387)	178,556

Shares	Collateral Held for Securities Loaned (8.7%)	Value
62,947,098	Thrivent Financial Securities Lending Trust	62,947,098

	Total Collateral Held for Securities Loaned (cost $62,947,098)	62,947,098

Principal Amount	Short-Term Investments (3.6%)[k]	Value
	Bryant Park Funding, LLC
5,360,000	0.090%, 5/2/2011[l]	5,359,973
	Federal Home Loan Bank Discount Notes
5,000,000	0.020%, 5/4/2011	$4,999,989
14,570,000	0.048%, 5/6/2011	14,569,883
	Federal Home Loan Mortgage Corporation Discount Notes
730,000	0.160%, 8/29/2011[m]	729,611

	Total Short-Term Investments (at amortized cost)	25,659,456

	Total Investments (cost $735,815,248) 108.1%	$780,121,676

	Other Assets and Liabilities, Net (8.1%)	(58,152,573)

	Total Net Assets 100.0%	$721,969,103

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the security is insured or guaranteed.
c	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of April 29, 2011.
d

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of April 29, 2011, the value of these investments was $304,421,951 or 42.2% of total net assets.

e	All or a portion of the security is on loan.
f	Denotes investments purchased on a when-issued or delayed delivery basis.
g

Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities High Yield Fund owned as of April 29, 2011.

Security	Acquisition Date	Amortized Cost
Cemex SAB de CV	3/29/2011	$2,366,124
Tunica-Biloxi Gaming Authority	11/8/2005	4,210,346

h	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
i	Non-income producing security.
j	Security is fair valued.
k	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
l	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
m	At April 29, 2011, $649,654 of investments were pledged as collateral with the custodian under the agreement between the counterparty, the custodian and the fund for open swap contracts.

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$49,230,188
Gross unrealized depreciation	(5,039,681)
Net unrealized appreciation (depreciation)	$44,190,507

Cost for federal income tax purposes	$735,931,169

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 29, 2011, in valuing High Yield Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Financials	3,768,275	–	3,768,275	–
Technology	2,527,760	–	2,527,760	–
Utilities	7,258,673	–	7,258,673	–

Long-Term Fixed Income
Asset-Backed Securities	4,707,400	–	4,707,400	–
Basic Materials	57,289,059	–	56,317,684	971,375
Capital Goods	71,497,137	–	71,497,137	–
Communications Services	111,009,465	–	111,009,465	–
Consumer Cyclical	123,858,346	–	123,858,346	–
Consumer Non-Cyclical	78,297,868	–	78,297,868	–
Energy	85,852,006	–	85,852,006	–
Financials	53,667,665	–	53,667,665	–
Technology	24,027,866	–	24,027,866	–
Transportation	25,262,832	–	25,262,832	–
Utilities	29,301,002	–	29,301,002	–

Preferred Stock
Financials	13,011,212	10,207,627	2,803,585	–

Common Stock
Consumer Discretionary	–	–	–	–
Materials	178,201	178,201	–	–
Telecommunications Services	355	355	–	–
Collateral Held for Securities Loaned	62,947,098	62,947,098	–	–
Short-Term Investments	25,659,456	–	25,659,456	–

Total	$780,121,676	$73,333,281	$705,817,020	$971,375

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Liability Derivatives
Credit Default Swaps	89,294	–	89,294	–

Total Liability Derivatives	$89,294	$–	$89,294	$–

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for High Yield Fund.

Investments in Securities	Value October 31, 2010	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)**	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value April 29, 2011
Common Stock
Consumer Discretionary*	–	–	–	–	–	–	–	–
Long-Term Fixed Income
Basic Materials	–	–	21,375	950,000	–	–	–	971,375

Total	$–	$–	$21,375	$950,000	$–	$–	$–	$971,375

*	Security in this section is fair valued at $0.
**	Includes the change in net unrealized appreciation/(depreciation) on level 3 securities held on April 29, 2011 of $21,375.

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX HY, Series 15, 5 Year, at	Buy	12/20/2015	$7,000,000	$309,160	($321,645)	($12,485)
5.00%; Bank of America
CDX HY, Series 15, 5 Year, at	Buy	12/20/2015	7,000,000	244,835	(321,644)	(76,809)
5.00%; Bank of America
Total Credit Default Swaps					($643,289)	($89,294)

1

As the buyer of protection, High Yield Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, High Yield Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.

2	The maximum potential amount of future payments High Yield Fund could be required to make as the seller or receive as the buyer of protection.
3

The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 29, 2011, for High Yield Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Liability Derivatives

Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	89,294
Total Credit Contracts		89,294

Total Liability Derivatives		$89,294

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 29, 2011, for High Yield Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(360,729)

Total Credit Contracts		(360,729)

Total		($360,729)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 29, 2011, for High Yield Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(89,294)
Total Credit Contracts		(89,294)

Total		($89,294)

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Fund

Schedule of Investments as of April 29, 2011

(unaudited)

The following table presents High Yield Fund’s average volume of derivative activity during the period ended April 29, 2011.

Derivative Risk Category	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)
Credit Contracts	$10,052,686	1.4%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in High Yield Fund, is as follows:

Fund	Value October 31, 2010	Gross Purchases	Gross Sales	Shares Held at April 29, 2011	Value April 29, 2011	Income Earned November 1, 2010- April 29, 2011
Thrivent Financial Securities Lending Trust	$63,913,080	$137,506,236	$138,472,218	62,947,098	$62,947,098	$131,022
Total Value and Income Earned	63,913,080				62,947,098	131,022

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (98.8%)	Value
Alabama (0.2%)
	Alabama 21st Century Authority Tobacco Settlement Revenue Bonds
$1,000,000	5.750%, 12/1/2020	$1,003,150
	Alabama Public School and College Authority Capital Improvement Revenue Refunding Bonds
1,500,000	5.000%, 5/1/2029, Series Aa	1,784,475

	Total Alabama	2,787,625

Alaska (0.2%)
	Valdez, Alaska Marine Terminal Revenue Bonds (Exxon Pipeline Company)
1,815,000	0.120%, 10/1/2025	1,815,000
	Valdez, Alaska Marine Terminal Revenue Bonds (ExxonMobil)
540,000	0.120%, 12/1/2029	540,000

	Total Alaska	2,355,000

Arizona (0.9%)
	Arizona Health Facilities Authority Revenue Bonds (Arizona Healthcare Pooled Financing Program) (NATL-RE FGIC Insured)
975,000	5.000%, 6/1/2011, Series Cb	975,253
1,020,000	5.000%, 6/1/2012, Series Cb	1,037,615
	Arizona Health Facilities Authority Revenue Bonds (Blood Systems, Inc.)
1,000,000	5.000%, 4/1/2017	1,032,430
1,200,000	5.000%, 4/1/2018	1,228,956
	Glendale, Arizona Industrial Development Authority Revenue Bonds (Midwestern University)
500,000	5.750%, 5/15/2021, Series Aa	505,840
2,500,000	5.000%, 5/15/2031	2,411,050
1,000,000	5.000%, 5/15/2035	902,480
	Phoenix, Arizona Civic Improvement Corporation Airport Revenue Bonds
3,000,000	5.250%, 7/1/2033, Series A	2,968,770
	Pima County Industrial Development Authority Multifamily Housing Revenue Refunding Bonds (La Hacienda) (GNMA Collateralized)
1,285,000	7.000%, 12/20/2031[a,b]	1,374,397
	Yavapai County Industrial Development Authority Hospital Revenue Bonds (Yavapai Regional Medical Center)
500,000	6.000%, 8/1/2033, Series A	492,110

	Total Arizona	12,928,901

Arkansas (0.2%)
	Arkansas Community Water System Public Water Authority Water Revenue Refunding and Construction Bonds (NATL-RE Insured)
2,400,000	5.000%, 10/1/2023, Series Bb	2,450,304

	Total Arkansas	2,450,304

California (12.5%)
	Anaheim Public Financing Authority Lease Revenue Bonds (Anaheim Public Improvements) (AGM Insured)
3,950,000	6.000%, 9/1/2024, Series Ab	4,519,313
	Beverly Hills Unified School District, Los Angeles County, California General Obligation Bonds
10,000,000	Zero Coupon, 8/1/2031	2,882,900
	California Educational Facilities Authority Revenue Bonds (Stanford University)
15,000,000	5.250%, 4/1/2040	16,993,500
	California General Obligation Refunding Bonds
2,765,000	5.000%, 9/1/2015	3,088,726
	California Infrastructure and Economic Development Bank Bay Area Toll Bridges Seismic Retrofit Revenue Bonds (FGIC Insured)
5,000,000	5.000%, 7/1/2025, Series Aa,b	5,862,100
	California Infrastructure and Economic Development Bank Revenue Bonds (California Independent System Operator Corporation)
3,000,000	6.250%, 2/1/2039, Series A	3,057,600
	California Municipal Finance Authority Refunding Revenue Bonds (Biola University)
1,000,000	5.875%, 10/1/2034	921,910
	California Pollution Control Financing Authority Pollution Control Revenue Refunding Bonds (Exxon)
1,000,000	0.090%, 12/1/2012	1,000,000
	California Rural Home Mortgage Finance Authority Single Family Mortgage Revenue Bonds (GNMA/FNMA Collateralized)
30,000	7.100%, 6/1/2031, Series D, AMT[b]	30,821
	California State Department of Water Resources Supply Revenue Bonds
1,750,000	5.000%, 5/1/2016, Series M	2,004,485

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (98.8%)	Value
California (12.5%) - continued
	California State Public Works Board Lease Revenue Bonds (Regents of the University of California - UCLA Replacement Hospital) (AGM Insured)
$4,000,000	5.375%, 10/1/2015, Series Ab	$4,244,680
	California Various Purpose General Obligation Bonds
2,000,000	5.250%, 11/1/2021	2,119,120
3,990,000	5.250%, 4/1/2029[a]	4,505,548
10,000	5.250%, 4/1/2029	10,096
10,000,000	5.250%, 3/1/2038	9,637,100
10,000,000	6.000%, 4/1/2038	10,460,000
5,000,000	6.000%, 11/1/2039	5,240,300
	California Various Purpose General Obligation Bonds (NATL-RE Insured)
300,000	6.000%, 8/1/2016[b]	303,792
	Chula Vista Industrial Development Revenue Refunding Bonds (San Diego Gas & Electric Company)
2,000,000	5.875%, 2/15/2034, Series C	2,086,660
	Contra Costa County, California Home Mortgage Revenue Bonds (GNMA Collateralized)
4,030,000	7.500%, 5/1/2014[a,b]	4,833,260
	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California Water System Revenue/Refunding Bonds (NATL-RE FGIC Insured)
10,000,000	5.000%, 6/1/2037, Series Ab	10,015,200
	Golden West Schools Financing Authority Revenue Bonds (NATL-RE Insured)
420,000	5.800%, 2/1/2022, Series Ab	447,266
	Los Angeles Community College District, Los Angeles County, California General Obligation Bonds (Election 2008)
10,000,000	6.000%, 8/1/2033, Series A	10,716,600
	Los Angeles Department of Airports Revenue Bonds (Los Angeles International Airport)
8,000,000	5.000%, 5/15/2040, Series A	7,646,160
	Los Angeles Unified School District, Los Angeles County, California General Obligation Bonds
5,000,000	5.000%, 1/1/2034, Series I	4,765,100
	Pittsburg, California Redevelopment Agency Tax Allocation Bonds (Los Medanos Community Development) (AMBAC Insured)
5,000,000	Zero Coupon, 8/1/2024[b]	2,042,050
	Pomona, California Single Family Mortgage Revenue Refunding Bonds (GNMA/FNMA Collateralized)
3,495,000	7.600%, 5/1/2023, Series Aa,b	4,411,109
	San Bernardino, California Single Family Mortgage Revenue Refunding Bonds (GNMA Collateralized)
1,245,000	7.500%, 5/1/2023, Series Aa,b	1,558,180
	San Diego Community College District, San Diego County, California General Obligation Bonds (AGM Insured)
10,000,000	5.000%, 5/1/2030[b]	10,043,000
	San Diego County, California Certificates of Participation
5,000,000	5.250%, 7/1/2030	4,981,700
	San Diego Unified School District General Obligation Bonds
10,000,000	Zero Coupon, 7/1/2033, Series Ac	5,683,600
	San Francisco, California City & County Airport Commission Revenue Bonds (San Francisco International Airport)
7,030,000	6.000%, 5/1/2039, Series E	7,412,713
	San Jose, California Airport Revenue Bonds (AMBAC Insured)
8,000,000	5.000%, 3/1/2037, Series A, AMT[b]	6,562,320
	San Jose, California Redevelopment Agency Tax Allocation Refunding Bonds (Merged Area Redevelopment) (NATL-RE Insured)
2,760,000	5.000%, 8/1/2025, Series Ab	2,281,775
	Santa Monica Community College District, Los Angeles County, California General Obligation Bonds
5,000,000	Zero Coupon, 8/1/2025, Series C	2,233,300
	Tuolumne Wind Project Authority Revenue Bonds (Tuolumne Company)
2,000,000	5.625%, 1/1/2029, Series A	2,100,640
	University of California General Revenue Bonds
5,000,000	5.250%, 5/15/2039, Series O	5,006,400

	Total California	171,709,024

Colorado (5.3%)
	Colorado Educational and Cultural Facilities Authority Charter School Refunding Revenue Bonds (Cherry Creek Project)
570,000	6.000%, 4/1/2021	569,983
1,280,000	6.000%, 4/1/2030	1,204,198
220,000	6.700%, 8/1/2017, Series B-3	226,256

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (98.8%)	Value
Colorado (5.3%) - continued
	Colorado Educational and Cultural Facilities Authority Charter School Revenue Bonds (Bromley East Charter School)
$2,000,000	7.250%, 9/15/2030, Series Aa	$2,049,760
	Colorado Educational and Cultural Facilities Authority Charter School Revenue Bonds (Cheyenne Mountain Charter Academy)
475,000	5.125%, 6/15/2032, Series A	414,290
1,000,000	5.375%, 6/15/2038, Series A	878,070
	Colorado Educational and Cultural Facilities Authority Charter School Revenue Bonds (Classical Academy)
2,825,000	7.250%, 12/1/2030[a]	2,939,384
	Colorado Educational and Cultural Facilities Authority Charter School Revenue Bonds (Crown Pointe Academy of Westminster)
1,000,000	5.000%, 7/15/2039	873,270
	Colorado Educational and Cultural Facilities Authority Charter School Revenue Bonds (Pinnacle Charter School, Inc.)
3,000,000	5.125%, 12/1/2039	2,639,430
	Colorado Educational and Cultural Facilities Authority Charter School Revenue Bonds (University Lab School)
1,000,000	5.750%, 6/1/2016[a]	1,003,970
750,000	6.125%, 6/1/2021[a]	753,188
6,250,000	6.250%, 6/1/2031[a]	6,277,125
	Colorado Health Facilities Authority Health Facilities Revenue Bonds (Evangelical Lutheran Good Samaritan Society)
1,920,000	6.800%, 12/1/2020	1,960,685
1,000,000	6.125%, 6/1/2038, Series A	951,230
	Colorado Health Facilities Authority Hospital Revenue Bonds (Parkview Medical Center, Inc.)
1,000,000	6.500%, 9/1/2020[a]	1,019,120
	Colorado Health Facilities Authority Hospital Revenue Refunding Bonds (Valley View Hospital Association)
3,000,000	5.750%, 5/15/2036	2,669,520
	Colorado Higher Education Capital Construction Lease Purchase Financing Program Certificates of Participation
1,095,000	5.500%, 11/1/2027	1,160,415
405,000	5.500%, 11/1/2027[a]	500,309
	Colorado Housing and Finance Authority Single Family Program Bonds
65,000	7.450%, 10/1/2016, Series A- 2, AMT	68,932
500,000	6.600%, 9/1/2025[a]	509,720
	Colorado Housing and Finance Authority Single Family Program Bonds - continued
405,000	6.350%, 11/1/2029, Series D- 2, AMT	430,422
20,000	7.150%, 10/1/2030, Series C- 3	20,555
	Colorado Water Resources and Power Development Authority Clean Water Revenue Bonds (FSA Insured)
20,000	6.250%, 9/1/2013, Series Ab	20,073
	Colorado Water Resources and Power Development Authority Small Water Resources Revenue Bonds (NATL-RE FGIC Insured)
3,525,000	5.250%, 11/1/2021, Series Ab	3,624,229
	Denver Health and Hospital Authority Healthcare Revenue Bonds
2,000,000	5.250%, 12/1/2031, Series A	1,734,720
	Denver Health and Hospital Authority Healthcare Revenue Bonds (ACA-CBI Insured)
2,000,000	6.250%, 12/1/2016, Series Aa,b	2,067,720
	Denver, Colorado Airport System Revenue Bonds (XLCA Insured)
5,000,000	5.000%, 11/15/2022, Series Ab	5,201,050
	Denver, Colorado Board of Water Commissioners General Obligation Water Refunding Bonds
6,000,000	5.600%, 10/1/2029	6,205,560
	Denver, Colorado Health & Hospital Authority Healthcare Revenue Bonds
5,000,000	5.500%, 12/1/2030	4,584,350
	Jefferson County School District No. R-1, Jefferson and Broomfield Counties, Colorado General Obligation Refunding Bonds (AGM Insured)
10,000,000	5.000%, 12/15/2016, Series Ab	11,334,600
	Larimer County, Colorado, Poudre School District R-1 General Obligation Improvement Bonds (NATL- RE-IBC Insured)
3,000,000	7.000%, 12/15/2016[b]	3,388,260
	Northwest Parkway Public Highway Authority Revenue Bonds (AMBAC Insured)
4,000,000	Zero Coupon, 6/15/2021, Series Ca,b,c	4,660,480
	University of Colorado University Enterprise Revenue Bonds
1,250,000	5.375%, 6/1/2032, Series A	1,302,687

	Total Colorado	73,243,561

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (98.8%)	Value
District of Columbia (0.8%)
	District of Columbia Income Tax Secured Revenue Refunding Bonds
$5,225,000	5.000%, 12/1/2028, Series C	$5,511,644
	District of Columbia Tobacco Settlement Financing Corporation Tobacco Settlement Asset-Backed Bonds
5,255,000	6.250%, 5/15/2024	5,264,196

	Total District of Columbia	10,775,840

Florida (4.6%)
	Brevard County Housing Finance Authority Homeowner Mortgage Revenue Refunding Bonds (GNMA Collateralized)
239,000	6.500%, 9/1/2022, Series Bb	254,396
	Broward County, Florida Water and Sewer Utility Revenue Bonds
3,000,000	5.250%, 10/1/2034, Series A	3,060,690
	Florida Refunding Bonds (Jacksonville Transportation Authority)
1,520,000	5.000%, 7/1/2019	1,523,299
	Florida State Board of Education Public Education Capital Outlay Bonds (NATL-RE-IBC Insured)
365,000	9.125%, 6/1/2014[b]	404,887
	Greater Orlando Aviation Authority Airport Facilities Revenue Bonds
1,500,000	5.000%, 10/1/2039, Series C	1,430,010
	Gulf Breeze, Florida Revenue Refunding Bonds
2,000,000	5.000%, 12/1/2033	1,957,540
	Hillsborough County, Florida Industrial Development Authority Pollution Control Revenue Refunding Bonds (Tampa Electric Company)
2,500,000	5.150%, 9/1/2025, Series Bd	2,652,150
	Jacksonville Health Facilities Authority Hospital Revenue Bonds
1,500,000	5.750%, 8/15/2015, Series Ca	1,513,365
	Leon County Educational Facilities Authority Certificates of Participation (Southgate Residence Hall Project)
1,145,000	8.500%, 9/1/2017[a]	1,570,333
	Miami-Dade County Authority Toll System Revenue Bonds (Florida Expressway)
2,000,000	5.000%, 7/1/2040, Series A	1,847,240
	Miami-Dade County, Florida Aviation Revenue Bonds (Miami International Airport - Hub of the Americas)
7,500,000	5.500%, 10/1/2036, Series B	7,319,175
8,000,000	5.500%, 10/1/2041, Series A	7,724,880
	Miami-Dade County, Florida Public Facilities Revenue Bonds (Jackson Health System) (AGM Insured)
2,000,000	5.625%, 6/1/2034[b]	2,060,700
	Orange County, Florida Health Facilities Authority Hospital Revenue Bonds (Orlando Health, Inc.)
5,000,000	5.125%, 10/1/2026	4,791,550
	Orange County, Florida Health Facilities Authority Hospital Revenue Bonds (Orlando Regional Healthcare System) (NATL-RE Insured)
2,700,000	6.250%, 10/1/2018, Series Ab	3,030,885
	Orange County, Orlando Expressway Authority Revenue Bonds
4,070,000	5.000%, 7/1/2035, Series C	3,958,482
	Orange County, Orlando Expressway Authority Revenue Bonds (Florida Expressway)
3,600,000	5.000%, 7/1/2030, Series A	3,657,960
	South Miami, Florida Health Facilities Authority Hospital Revenue Bonds (Baptist Health South Florida)
6,000,000	5.000%, 8/15/2032	5,698,080
	St. Johns County Industrial Development Authority Revenue Bonds (Presbyterian Retirement Communities)
5,500,000	5.875%, 8/1/2040, Series A	4,920,685
	Tallahassee, Florida Consolidated Utility Systems Revenue Bonds
4,000,000	5.000%, 10/1/2032	4,083,320

	Total Florida	63,459,627

Georgia (2.1%)
	Brunswick, Georgia Water and Sewer Revenue Refunding and Improvement Bonds (NATL-RE Insured)
450,000	6.000%, 10/1/2011[a,b]	460,175
1,500,000	6.100%, 10/1/2019[a,b]	1,821,825
	Burke County Development Authority Pollution Control Revenue Bonds (Oglethorpe Power Corporation Vogtle)
6,000,000	5.700%, 1/1/2043, Series C	6,019,260
	Chatham County Hospital Authority, Savannah, Georgia Hospital Revenue Improvement Bonds (Memorial Health University Medical Center, Inc.)
1,000,000	6.125%, 1/1/2024, Series A	944,820
1,560,000	5.750%, 1/1/2029, Series A	1,352,551

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (98.8%)	Value
Georgia (2.1%) - continued
	Cherokee County, Georgia Water and Sewerage Authority Water and Sewerage Revenue Bonds (Refunding and Improvements) (NATL-RE Insured)
$4,970,000	5.500%, 8/1/2018[b]	$5,647,312
	Gainesville Redevelopment Authority Educational Facilities Refunding Revenue Bonds (Riverside Military Academy)
5,275,000	5.125%, 3/1/2027	4,203,911
	Georgia General Obligation Bonds
1,965,000	5.650%, 3/1/2012, Series B	2,051,715
35,000	5.650%, 3/1/2012, Series Ba	36,566
3,500,000	5.000%, 8/1/2012, Series D	3,699,640
	Milledgeville and Baldwin County Development Authority Revenue Bonds (Georgia College and State University Foundation Property III, LLC Student Housing System)
2,500,000	5.500%, 9/1/2024[a]	2,895,625

	Total Georgia	29,133,400

Hawaii (2.0%)
	Hawaii Airports System Revenue Bonds
3,040,000	5.250%, 7/1/2030, Series A	3,052,950
	Hawaii State Harbor System Revenue Bonds
6,000,000	5.250%, 7/1/2030, Series A	6,091,080
	Honolulu, Hawaii Board of Water Supply Water System Revenue Bonds (NATL-RE Insured)
5,000,000	5.000%, 7/1/2036, Series Ab	5,038,100
	Honolulu, Hawaii General Obligation Bonds (NATL-RE FGIC-TCRS Insured)
2,555,000	6.250%, 4/1/2014, Series Ab	2,927,417
	Honolulu, Hawaii General Obligation Bonds (NATL-RE Insured)
10,000,000	5.250%, 3/1/2027, Series Ab	10,392,600

	Total Hawaii	27,502,147

Illinois (9.0%)
	Broadview, Cook County, Illinois Tax Increment Revenue Bonds
1,365,000	5.250%, 7/1/2012	1,363,458
1,000,000	5.375%, 7/1/2015	995,700
	Chicago General Obligation Bonds (City Colleges of Chicago Capital Improvement) (NATL-RE FGIC Insured)
10,000,000	Zero Coupon, 1/1/2024[b]	4,784,200
	Chicago Parking Facilities Bonds (Lakefront Millennium) (NATL-RE Insured)
3,000,000	5.750%, 1/1/2029[a,b]	3,167,940
	Chicago Tax Increment Allocation Bonds (Near South Redevelopment Project) (ACA Insured)
7,200,000	Zero Coupon, 11/15/2014,Series Ab	5,989,968
	Chicago, Illinois Midway Airport Revenue Bonds
2,000,000	5.000%, 1/1/2034, Series Bd	2,156,240
	Cook County, Illinois Community Consolidated School District No. 15 Limited Tax Capital Appreciation School Bonds (NATL-RE FGIC Insured)
1,000,000	Zero Coupon, 12/1/2014[a,b]	904,740
	Cook County, Illinois General Obligation Refunding Bonds (NATL-RE Insured)
2,500,000	6.250%, 11/15/2011, Series Ab	2,568,600
	Cook County, Illinois School District No. 99 (Cicero) General Obligation School Bonds (NATL-RE FGIC Insured)
1,250,000	8.500%, 12/1/2011[b]	1,300,700
1,565,000	8.500%, 12/1/2014[b]	1,882,382
1,815,000	8.500%, 12/1/2016[b]	2,318,536
	Illinois Development Finance Authority Revenue Bonds (Midwestern University)
1,000,000	6.000%, 5/15/2026, Series Ba	1,011,770
	Illinois Educational Facilities Authority Revenue Bonds (Northwestern University)
4,900,000	5.250%, 11/1/2032[a]	5,765,242
	Illinois Educational Facilities Authority Student Housing Revenue Bonds (Educational Advancement Fund, Inc. - University Center Project)
1,000,000	6.625%, 5/1/2017[a]	1,072,870
	Illinois Finance Authority Revenue Bonds (DePaul University)
4,000,000	6.000%, 10/1/2032, Series A	4,138,600
	Illinois Finance Authority Revenue Bonds (Rush University Medical Center)
3,000,000	7.250%, 11/1/2038, Series A	3,190,170
	Illinois Finance Authority Revenue Refunding Bonds (Rush University Medical Center) (NATL-RE Insured)
2,000,000	5.250%, 11/1/2035, Series Bb	1,805,200
	Illinois Health Facilities Authority Revenue Bonds (Advocate Health Care Network) (NATL-RE-IBC Insured)
660,000	5.250%, 8/15/2018, Series Bb	660,785

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (98.8%)	Value
Illinois (9.0%) - continued
	Illinois Health Facilities Authority Revenue Bonds (Bethesda Home and Retirement Center)
$1,600,000	6.250%, 9/1/2014, Series A	$1,612,656
	Illinois Health Facilities Authority Revenue Bonds (Centegra Health System)
2,000,000	5.250%, 9/1/2018	2,000,900
	Illinois Health Facilities Authority Revenue Bonds (Rush-Presbyterian-St. Luke’s Medical Center) (NATL-RE Insured)
2,785,000	5.250%, 11/15/2014, Series Ab	2,789,428
	Illinois Health Facilities Authority Revenue Refunding Bonds (Lutheran General Health System) (AGM-CR Insured)
2,000,000	6.000%, 4/1/2018, Series Cb	2,294,540
	Illinois Health Facilities Authority Revenue Refunding Bonds (Thorek Hospital and Medical Center)
3,900,000	5.250%, 8/15/2018	3,901,131
	Illinois Sales Tax Revenue Bonds (Build Illinois Bonds)
3,065,000	7.450%, 6/15/2012, Series L	3,271,305
	Illinois Sales Tax Revenue Bonds (Build Illinois Bonds) (NATL- RE-FGIC Insured)
7,975,000	5.750%, 6/15/2018, 2nd Series[b]	9,074,513
	Joliet Regional Port District, Illinois Marine Terminal Revenue Refunding Bonds (Exxon)
4,480,000	0.120%, 10/1/2024	4,480,000
	McHenry and Lake Counties, Illinois, Community High School District No. 157 General Obligation School Bonds (AGM Insured)
3,035,000	9.000%, 12/1/2017[b]	4,026,626
	McLean County, Illinois, Bloomington-Normal Airport Authority Passenger Facility Charge Revenue Bonds (Central Illinois Regional Airport)
4,000,000	6.050%, 12/15/2019, AMT	3,954,840
	Metropolitan Pier and Exposition Authority, Illinois Refunding Bonds (McCormick Place Expansion) (NATL-RE FGIC Insured)
885,000	5.500%, 6/15/2015, Series Ab	969,278
17,505,000	Zero Coupon, 6/15/2020, Series Ab	11,111,124
	Metropolitan Pier and Exposition Authority, Illinois Refunding Bonds (McCormick Place Expansion) (NATL-RE Insured)
7,000,000	Zero Coupon, 6/15/2020, Series Bb,c	7,017,780
3,100,000	Zero Coupon, 6/15/2024, Series Ab	1,438,772
2,000,000	Zero Coupon, 12/15/2024, Series Ab	901,460
	Metropolitan Water Reclamation District of Greater Chicago General Obligation Refunding Bonds
7,280,000	5.250%, 12/1/2032, Series C	7,881,037
	Railsplitter Tobacco Settlement Authority Tobacco Settlement Revenue Bonds
6,000,000	5.000%, 6/1/2017	6,196,320
	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois Revenue Bonds (NATL-RE FGIC Insured)
3,000,000	6.700%, 11/1/2021, Series Ab	3,613,830
	University of Illinois Auxiliary Facilities System Revenue Bonds
2,500,000	5.750%, 4/1/2038, Series A	2,518,800

	Total Illinois	124,131,441

Indiana (1.8%)
	Ball State University Student Fee Bonds (FGIC Insured)
700,000	5.750%, 7/1/2020, Series Ka,b	725,214
	East Chicago Elementary School Building Corporation, Lake County, Indiana First Mortgage Refunding Bonds
895,000	6.250%, 1/5/2016	958,849
	Indiana Bond Bank Special Program Bonds (Clark Memorial Hospital)
7,000,000	5.500%, 8/1/2029, Series D	7,087,360
	Indiana Finance Authority Environmental Improvement Revenue Refunding Bonds (United States Steel Corporation)
2,000,000	6.000%, 12/1/2026	2,016,580
	Indiana Finance Authority Hospital Revenue Bonds (Deaconess Hospital)
1,500,000	6.750%, 3/1/2039, Series A	1,590,390
	Indiana Health and Educational Facility Financing Authority Health System Revenue Refunding Bonds (Sisters of St. Francis Health Services, Inc.) (AGM Insured)
500,000	5.250%, 5/15/2041, Series Eb	471,920

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (98.8%)	Value
Indiana (1.8%) - continued
	Indiana Transportation Finance Authority Highway Revenue Bonds
$220,000	6.800%, 12/1/2016, Series A	$247,003
	Indiana Transportation Finance Authority Highway Revenue Bonds (NATL-RE-IBC Insured)
310,000	7.250%, 6/1/2015, Series Aa,b	311,624
3,150,000	7.250%, 6/1/2015, Series Ab	3,469,379
	Indianapolis Local Public Improvement Bond Bank Bonds (Waterworks)
5,000,000	5.750%, 1/1/2038, Series A	5,098,750
	Purdue University Student Fee Bonds
2,120,000	5.000%, 7/1/2020, Series La	2,186,632

	Total Indiana	24,163,701

Iowa (0.5%)
	Cedar Falls Community School District, Black Hawk County School Infrastructure Sales, Services and Use Tax Revenue Bonds
3,165,000	5.400%, 6/1/2029[e]	3,195,796
	Coralville, Iowa Annual Appropriation Urban Renewal Tax Increment Revenue Bonds
745,000	5.000%, 6/1/2011, Series H2	745,690
3,125,000	5.000%, 6/1/2021, Series H2	3,117,531
	Iowa Finance Authority Single Family Mortgage Bonds (GNMA/FNMA Collateralized)
115,000	5.000%, 1/1/2037, Series E, AMT[b]	115,110

	Total Iowa	7,174,127

Kansas (0.7%)
	Kansas Development Finance Authority Health Facilities Revenue Bonds (Stormont-Vail HealthCare, Inc.) (NATL-RE Insured)
90,000	5.375%, 11/15/2024, Series Ka,b	92,469
910,000	5.375%, 11/15/2024, Series Kb	911,656
	Kansas Development Finance Authority Revenue Bonds
3,500,000	5.000%, 5/15/2030, Series S	3,003,000
	Salina, Kansas Hospital Refunding and Improvement Revenue Bonds (Salina Regional Health Center, Inc.)
1,725,000	5.000%, 10/1/2036	1,601,300
	Sedgwick and Shawnee Counties, Kansas Single Family Mortgage Revenue Bonds (GNMA Collateralized)
125,000	6.700%, 6/1/2029, Series A- 2[b]	131,940
	Wyandotte County/Kansas City, Kansas Sales Tax Special Obligation Revenue Refunding Bonds (Redevelopment Project Area B)
4,275,000	5.000%, 12/1/2020	4,266,792

	Total Kansas	10,007,157

Kentucky (0.8%)
	Kentucky Economic Development Finance Authority Hospital Revenue Bonds (Owensboro Medical Health System, Inc.)
5,880,000	6.375%, 6/1/2040, Series A	5,550,544
	Kentucky Economic Development Finance Authority Revenue Bonds (Louisville Arena Authority, Inc.) (AGM Insured)
1,000,000	6.000%, 12/1/2033, Series A- 1[b]	1,024,810
	Paducah, Kentucky Electric Plant Board Revenue Bonds (AGM Insured)
2,500,000	5.250%, 10/1/2035, Series Ab	2,524,025
	Pikeville, Kentucky Hospital Revenue Bonds (Pikeville Medical Center, Inc.)
2,500,000	6.500%, 3/1/2041	2,512,300

	Total Kentucky	11,611,679

Louisiana (3.2%)
	Louisiana Public Facilities Authority Revenue Bonds (University of New Orleans Research and Technology Foundation, Inc. - Student Housing) (NATL-RE Insured)
4,745,000	5.250%, 3/1/2031[b]	4,753,351
	Louisiana State Gas and Fuels Tax Revenue Bonds
5,000,000	5.000%, 5/1/2033, Series B	5,032,350
7,000,000	5.000%, 5/1/2045, Series B	6,854,260
	New Orleans, Louisiana General Obligation Refunding Bonds (AMBAC Insured)
6,500,000	Zero Coupon, 9/1/2012[b]	6,290,310
	Regional Transit Authority, Louisiana Sales Tax Revenue Refunding Bonds (NATL-RE FGIC Insured)
2,605,000	8.000%, 12/1/2012, Series Ab,f	2,759,112
	St. John the Baptist Parish, Louisiana Revenue Bonds (Marathon Oil Corporation)
13,000,000	5.125%, 6/1/2037, Series A	11,925,030
	St. Tammany Parish, Louisiana Utilities Revenue Bonds
2,000,000	5.500%, 8/1/2035, Series B	2,033,140

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (98.8%)	Value
Louisiana (3.2%) - continued
	Tobacco Settlement Financing Corporation Tobacco Settlement Asset-Backed Bonds
$3,820,000	5.500%, 5/15/2030, Series B	$3,736,227

	Total Louisiana	43,383,780

Maryland (0.5%)
	Maryland Economic Development Corporation Student Housing Revenue Bonds (University Village at Sheppard Pratt) (ACA Insured)
1,550,000	6.000%, 7/1/2033[b]	1,217,122
	Maryland Health and Higher Educational Facilities Authority Revenue Bonds (University of Maryland Medical Systems)
1,000,000	6.000%, 7/1/2022[a]	1,065,370
	Morgan State University Academic Fees and Auxiliary Facilities Fees Revenue Refunding Bonds (NATL-RE Insured)
4,500,000	6.050%, 7/1/2015[b]	4,904,235

	Total Maryland	7,186,727

Massachusetts (3.5%)
	Massachusetts Bay Transportation Authority Sales Tax Bonds (NATL-RE Insured)
5,000,000	5.500%, 7/1/2025, Series Bb	5,905,750
	Massachusetts Bay Transportation Authority Sales Tax Revenue Bonds
6,000,000	5.250%, 7/1/2031, Series A	6,617,160
	Massachusetts Development Finance Agency Revenue Bonds (Devens Electric Systems)
725,000	5.625%, 12/1/2016	732,112
	Massachusetts General Obligation Bonds (NATL-RE FGIC-TCRS Insured)
4,935,000	5.250%, 1/1/2013, Series Ab	5,315,637
	Massachusetts Health and Educational Facilities Authority Revenue Bonds (Massachusetts Institute of Technology)
15,000,000	5.250%, 7/1/2033, Series L	16,952,550
	Massachusetts Health and Educational Facilities Authority Revenue Bonds (Partners Healthcare System, Inc.)
965,000	6.000%, 7/1/2016, Series Ca	983,422
35,000	6.000%, 7/1/2016, Series C	35,552
	Massachusetts Health and Educational Facilities Authority Revenue Bonds (Tufts University)
5,400,000	5.500%, 2/15/2028, Series M	6,203,628
	Massachusetts Water Pollution Abatement Trust Pool Program Refunding Bonds
5,000,000	5.000%, 8/1/2024	5,817,950

	Total Massachusetts	48,563,761

Michigan (2.1%)
	East Lansing Building Authority, Ingham and Clinton Counties, Michigan Building Authority Bonds (General Obligation Limited Tax)
2,000,000	5.700%, 4/1/2020	2,309,280
	Grand Valley State University General Revenue Bonds
1,000,000	5.750%, 12/1/2034	1,029,200
	Kalamazoo Hospital Finance Authority Hospital Revenue Bonds (AGM Insured)
4,000,000	5.250%, 5/15/2036[b]	3,792,080
	Kalamazoo Hospital Finance Authority Hospital Revenue Refunding Bonds (Bronson Methodist Hospital) (AGM Insured)
3,250,000	5.000%, 5/15/2026, Series Ab	3,290,268
	Michigan Public Power Agency Revenue Bonds (Combustion Turbine No. 1) (AMBAC Insured)
1,380,000	5.250%, 1/1/2016, Series Ab	1,400,935
	Michigan State Hospital Finance Authority Hospital Revenue and Refunding Bonds (Crittenton Hospital Medical Center)
2,750,000	5.500%, 3/1/2022, Series A	2,754,482
	Michigan State Hospital Finance Authority Hospital Revenue and Refunding Bonds (Sisters of Mercy Health Corporation) (NATL-RE Insured)
2,600,000	5.375%, 8/15/2014, Series Pa,b	2,771,340
80,000	5.375%, 8/15/2014, Series Pa,b	85,272
	Michigan State Trunk Line Fund Refunding Bonds (AGM Insured)
5,000,000	5.000%, 11/1/2022[b]	5,292,150
	Rochester Community School District, Oakland and Macomb Counties, Michigan School Building and Site General Obligation Bonds (NATL-RE Q- SBLF Insured)
4,500,000	5.000%, 5/1/2019[b]	4,937,400

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (98.8%)	Value
Michigan (2.1%) - continued
	Sault Ste. Marie Chippewa Indians Housing Authority Health Facility Revenue Bonds (Tribal Health and Human Services Center)
$1,320,000	7.750%, 9/1/2012	$1,325,306

	Total Michigan	28,987,713

Minnesota (2.7%)
	Baytown Township, Minnesota Lease Revenue Bonds (St. Croix Preparatory Academy)
1,000,000	7.000%, 8/1/2038, Series A	944,350
	Minneapolis and St. Paul, Minnesota Housing and Redevelopment Authority Health care Facility Revenue Bonds (HealthPartners)
800,000	6.000%, 12/1/2021	805,064
	Minneapolis-St. Paul Metropolitan Airports Commission Airport Revenue Bonds (NATL-RE FGIC Insured)
4,750,000	5.000%, 1/1/2031, Series Cb	4,639,278
	Minnesota Agricultural and Economic Development Board Health Care System Revenue Bonds (Fairview Hospital and Healthcare Services) (NATL-RE Insured)
85,000	5.750%, 11/15/2026, Series Ab	85,027
	Minnesota Higher Education Facilities Authority Revenue Bond (College of St. Scholastica, Inc.)
1,800,000	6.300%, 12/1/2040, Series 7-J	1,812,906
	Minnesota Higher Education Facilities Authority Revenue Bonds
1,575,000	5.250%, 12/1/2035, Series H	1,442,968
	Minnesota Higher Education Facilities Authority Revenue Bonds (University of St. Thomas)
530,000	5.250%, 10/1/2019, Series 5- Y	565,335
	North Oaks, Minnesota Senior Housing Revenue Bonds (Presbyterian Homes of North Oaks, Inc.)
2,000,000	6.125%, 10/1/2039	1,774,080
	Northern Municipal Power Agency, Minnesota Electric System Revenue Bonds (AMBAC Insured)
2,000,000	5.000%, 1/1/2026, Series Ab	2,062,680
	Northfield, Minnesota Hospital Revenue Bonds
1,000,000	6.000%, 11/1/2021, Series Ca	1,027,730
1,300,000	6.000%, 11/1/2026, Series Ca	1,336,049
2,040,000	6.000%, 11/1/2031, Series Ca	2,096,569
	Rochester, Minnesota Health Care Facilities Revenue Bonds (Olmsted Medical Center)
1,000,000	5.875%, 7/1/2030	937,170
	St. Cloud, Minnesota Health Care Revenue Bonds (CentraCare Health System)
2,000,000	5.125%, 5/1/2030, Series A	1,960,740
	St. Louis Park, Minnesota Health Care Facilities Revenue Refunding Bonds (Park Nicollet Health Services)
2,000,000	5.250%, 7/1/2030, Series Ba	2,256,920
1,000,000	5.750%, 7/1/2030, Series C	1,003,400
5,500,000	5.750%, 7/1/2039	5,151,025
	St. Paul, Minnesota Housing and Redevelopment Authority Educational Facility Revenue Refunding Bonds (Saint Paul Academy and Summit School)
4,000,000	5.000%, 10/1/2024	4,178,000
	St. Paul, Minnesota Housing and Redevelopment Authority Health Care Facility Revenue Bonds (HealthPartners)
230,000	5.250%, 5/15/2019	232,192
1,500,000	5.250%, 5/15/2036	1,309,680
	White Earth Band of Chippewa Indians Revenue Bonds (ACA Insured)
1,150,000	7.000%, 12/1/2011, Series Ab,f	1,152,208

	Total Minnesota	36,773,371

Missouri (1.2%)
	Jackson County, Missouri Special Obligation Bonds (Harry S. Truman Sports Complex) (AMBAC Insured)
7,500,000	5.000%, 12/1/2027[b]	7,590,600
	Missouri Housing Development Commission Single Family Mortgage Revenue Bonds (Homeownership Loan Program) (GNMA/FNMA Collateralized)
65,000	7.450%, 9/1/2031, Series B- 1, AMT[b]	67,093
120,000	7.150%, 3/1/2032, Series C- 1, AMT[b]	123,944
	Missouri State Environmental Improvement and Energy Resources Authority Water Pollution Revenue Bonds
825,000	5.250%, 1/1/2018[a]	890,200
175,000	5.250%, 1/1/2018	184,375
	Missouri State Health and Educational Facilities Authority Health Facilities Revenue Bonds (Barnes-Jewish, Inc./Christian Health Services)
3,000,000	5.250%, 5/15/2014, Series A	3,205,860

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (98.8%)	Value
Missouri (1.2%) - continued
	Missouri State Health and Educational Facilities Authority Health Facilities Revenue Bonds (BJC Health System)
$2,500,000	5.000%, 5/15/2020, Series A	$2,606,350
	Missouri State Health and Educational Facilities Authority Health Facilities Revenue Bonds (Lake Regional Health System)
1,500,000	5.600%, 2/15/2025	1,502,145

	Total Missouri	16,170,567

Montana (0.5%)
	Montana Board of Housing Single Family Mortgage Bonds
15,000	6.000%, 6/1/2016, Series A-1	15,007
60,000	6.250%, 6/1/2019, Series A-2, AMT	60,054
	Montana Facility Finance Authority Hospital Facilities Revenue Bonds (St. Peter’s Hospital)
3,860,000	5.250%, 6/1/2018	3,995,911
	Montana Facility Finance Authority Revenue Bonds (Providence Health & Services)
2,830,000	5.000%, 10/1/2024	2,942,577

	Total Montana	7,013,549

Nebraska (1.5%)
	Douglas County, Nebraska Hospital Authority No. 3 Health Facilities Refunding and Revenue Bonds (Nebraska Methodist Health System)
2,000,000	5.750%, 11/1/2048	1,886,100
	Nebraska Public Power District General Revenue Bonds (AMBAC Insured)
2,500,000	5.000%, 1/1/2013, Series Bb	2,663,600
	Omaha, Nebraska Public Power District Electric System Revenue Bonds
920,000	6.150%, 2/1/2012, Series Ba	960,048
5,780,000	5.000%, 2/1/2046, Series A	5,779,537
	Omaha, Nebraska Special Obligation Bonds (Riverfront Redevelopment)
1,675,000	5.500%, 2/1/2015, Series A	1,741,012
	University of Nebraska Student Fees and Facilities Revenue Bonds
5,000,000	5.000%, 7/1/2023, Series B	5,286,150
	University of Nebraska Student Housing Revenue Bonds
1,680,000	5.000%, 5/15/2040, Series B	1,708,056

	Total Nebraska	20,024,503

New Jersey (1.4%)
	Hudson County, New Jersey Refunding Certificates of Participation (NATL-RE Insured)
$2,000,000	6.250%, 12/1/2015[b]	$2,217,200
	New Jersey Educational Facilities Authority Revenue Refunding Bonds (Kean University)
1,000,000	5.500%, 9/1/2036, Series A	1,012,570
	New Jersey General Obligation Bonds (AMBAC Insured)
1,000,000	5.250%, 7/15/2018, Series Lb	1,148,820
	New Jersey Transportation Trust Fund Authority Transportation System Bonds (AGM Insured)
5,000,000	5.500%, 12/15/2016, Series Ab	5,619,250
	New Jersey Turnpike Authority Turnpike Revenue Bonds (AMBAC-TCRS Insured)
260,000	6.500%, 1/1/2016, Series Ca,b	292,118
745,000	6.500%, 1/1/2016, Series Cb	831,964
	New Jersey Turnpike Authority Turnpike Revenue Bonds (AMBAC-TCRS-BNY Insured)
3,695,000	6.500%, 1/1/2016, Series Ca,b	4,151,443
	Ocean County, New Jersey Utilities Authority Wastewater Revenue Bonds (NATL-RE Insured)
3,180,000	5.250%, 1/1/2025[b]	3,753,386

	Total New Jersey	19,026,751

New Mexico (0.9%)
	Jicarilla, New Mexico Apache Nation Revenue Bonds
3,500,000	5.500%, 9/1/2023, Series A	3,627,470
	Sandoval County, New Mexico Incentive Payment Refunding Revenue Bonds
9,000,000	5.000%, 6/1/2020	9,417,780

	Total New Mexico	13,045,250

New York (5.3%)
	Metropolitan Transportation Authority State Service Contract Refunding Bonds
5,000,000	5.500%, 7/1/2017, Series A	5,835,500
	Metropolitan Transportation Authority Transit Facilities Service Contract Bonds
2,360,000	5.750%, 7/1/2013, Series Oa	2,451,544
	New York City General Obligation Bonds
12,000,000	5.250%, 8/1/2017, Series B	13,281,600
1,530,000	5.500%, 8/1/2022, Series A	1,628,700
220,000	5.500%, 8/1/2022, Series Aa	244,332
	New York City Municipal Water Finance Authority Water and Sewer System Revenue Bonds
11,000,000	5.750%, 6/15/2040, Series A	11,807,730
2,000,000	5.375%, 6/15/2043, Series EE	2,059,660

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (98.8%)	Value
New York (5.3%) - continued
	New York City Municipal Water Finance Authority Water and Sewer System Revenue Bonds (AMBAC Insured)
$2,000,000	5.875%, 6/15/2012, Series Aa,b	$2,124,120
	New York City Transitional Finance Authority Future Tax Secured Refunding Bonds
735,000	5.375%, 11/15/2021, Series Aa	792,624
1,805,000	5.375%, 11/15/2021, Series Aa	1,946,512
8,940,000	5.500%, 11/1/2026, Series Ac	9,148,928
	New York State Dormitory Authority State Personal Income Tax Revenue Bonds
5,125,000	5.000%, 2/15/2029, Series A	5,363,210
	New York State Dormitory Authority State University Educational Facilities Revenue Bonds
2,000,000	7.500%, 5/15/2013, Series A	2,250,700
5,000,000	5.875%, 5/15/2017, Series A	5,800,800
4,000,000	5.250%, 11/15/2023, Series Bd	4,190,360
	New York State Local Government Assistance Corporation Refunding Bonds (NATL-RE-IBC Insured)
2,000,000	5.250%, 4/1/2016, Series Eb	2,277,220
	New York State Urban Development Corporation State Personal Income Tax Revenue Bonds (State Facilities and Equipment)
2,000,000	5.000%, 3/15/2036, Series B-1	2,015,400

	Total New York	73,218,940

North Carolina (2.4%)
	North Carolina Eastern Municipal Power Agency Power System Revenue Bonds
5,000,000	5.500%, 1/1/2014, Series D	5,498,550
4,000,000	5.375%, 1/1/2017, Series C	4,182,880
7,170,000	5.250%, 1/1/2020, Series A	7,749,910
1,535,000	5.500%, 1/1/2021, Series B	1,536,627
2,000,000	5.000%, 1/1/2026, Series B	2,026,540
1,475,000	6.000%, 1/1/2026, Series Aa	1,879,135
	North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue Bonds
3,200,000	5.000%, 1/1/2025, Series A	3,338,304
1,250,000	5.000%, 1/1/2030, Series A	1,262,587
	Raleigh-Durham, North Carolina Airport Authority Revenue Bonds
4,435,000	5.000%, 5/1/2036, Series A	4,391,271
	Wake County Industrial Facilities and Pollution Control Financing Authority Pollution Control Revenue Refunding Bonds (Carolina Power & Light Company)
1,000,000	5.375%, 2/1/2017	1,033,030

	Total North Carolina	32,898,834

North Dakota (0.7%)
	South Central Regional Water District, North Dakota Utility System Revenue Bonds (Refunding and Northern Burleigh County Expansion)
2,945,000	5.650%, 10/1/2029, Series A	3,026,429
	Ward County, North Dakota Health Care Facilities Refunding Revenue Bonds (Trinity)
3,250,000	6.250%, 7/1/2021, Series B	3,251,365
	Ward County, North Dakota Health Care Facilities Revenue Bonds (Trinity)
2,895,000	5.125%, 7/1/2025	2,710,473

	Total North Dakota	8,988,267

Ohio (2.7%)
	Akron, Ohio Non-Tax Revenue Economic Development Bonds (NATL-RE Insured)
600,000	6.000%, 12/1/2012[b]	616,950
	Buckeye Tobacco Settlement Financing Authority Tobacco Settlement Asset-Backed Bonds
6,455,000	5.125%, 6/1/2024, Series A-2	4,910,318
	Lorain County, Ohio Hospital Facilities Revenue Refunding and Improvement Bonds (Catholic Healthcare Partners)
2,000,000	5.400%, 10/1/2021, Series A	2,037,440
	Lorain County, Ohio Port Authority Recovery Zone Facility Revenue Bonds (United States Steel Corporation)
2,500,000	6.750%, 12/1/2040	2,565,350
	Lucas County, Ohio Health Care Facilities Revenue Refunding and Improvement Bonds
2,000,000	6.550%, 8/15/2024, Series A	2,006,780
	Ohio Higher Educational Facility Commission Revenue Bonds (Case Western Reserve University)
2,000,000	6.500%, 10/1/2020, Series B	2,406,160
	Ohio Higher Educational Facility Commission Revenue Bonds (Kenyon College)
4,740,000	5.250%, 7/1/2044	4,430,146
	Ohio Turnpike Commission Turnpike Revenue Refunding Bonds (NATL-RE FGIC Insured)
2,000,000	5.500%, 2/15/2024, Series Ab	2,252,860

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (98.8%)	Value
Ohio (2.7%) - continued
	Ohio Turnpike Commission Turnpike Revenue Refunding Bonds (NATL-RE FGIC Insured) - continued
$10,000,000	5.500%, 2/15/2026, Series Ab	$11,093,200
	Port of Greater Cincinnati Development Authority Economic Development Revenue Bonds (Sisters of Mercy of the Americas, Regional Community of Cincinnati)
1,750,000	5.000%, 10/1/2025	1,628,988
	University of Cincinnati General Receipts Bonds (AMBAC Insured)
2,545,000	5.000%, 6/1/2016, Series Db	2,768,375

	Total Ohio	36,716,567

Oklahoma (0.4%)
	Oklahoma Development Finance Authority Hospital Revenue Refunding Bonds (Unity Health Center)
1,040,000	5.000%, 10/1/2011	1,049,225
	Oklahoma Housing Finance Agency Single Family Mortgage Revenue Bonds (Homeownership Loan Program)
20,000	7.550%, 9/1/2028, Series C-2, AMT	20,300
	Oklahoma Housing Finance Agency Single Family Mortgage Revenue Bonds (Homeownership Loan Program) (GNMA/FNMA Collateralized)
75,000	7.100%, 9/1/2028, Series D-2, AMT[b]	76,880
	Oklahoma Municipal Power Authority Power Supply System Revenue Bonds
1,500,000	6.000%, 1/1/2038, Series A	1,579,605
	Oklahoma Municipal Power Authority Power Supply System Revenue Bonds (NATL- RE Insured)
530,000	5.875%, 1/1/2012, Series Bb	534,086
	Payne County Economic Development Authority Student Housing Revenue Bonds (Collegiate Housing Foundation - Stillwater)
2,900,000	6.375%, 6/1/2030, Series Aa	2,913,195

	Total Oklahoma	6,173,291

Oregon (0.2%)
	Clackamas County, Oregon Hospital Facility Authority Revenue Bonds (Legacy Health Systems)
300,000	5.500%, 7/15/2035, Series A	301,743
	Salem-Keizer School District No. 24J, Marion and Polk Counties, Oregon General Obligation Bonds
5,000,000	Zero Coupon, 6/15/2028, Series B	2,140,250

	Total Oregon	2,441,993

Pennsylvania (2.9%)
	Allegheny County Hospital Development Authority Revenue Bonds (University of Pittsburgh Medical Center)
3,000,000	5.000%, 6/15/2018, Series B	3,324,930
2,000,000	5.625%, 8/15/2039	1,978,860
	Cornwall-Lebanon School District, Lebanon County, Pennsylvania General Obligation Notes (AGM Insured)
2,000,000	Zero Coupon, 3/15/2016[b]	1,760,460
1,520,000	Zero Coupon, 3/15/2017[b]	1,279,430
	Cumberland County Municipal Authority Revenue Bonds (Diakon Lutheran Social Ministries)
2,750,000	5.000%, 1/1/2027	2,452,505
2,000,000	5.000%, 1/1/2036	1,627,100
	Cumberland County, Pennsylvania Municipal Authority Revenue Bonds (Diakon Lutheran Social Ministries)
2,000,000	6.125%, 1/1/2029	1,975,400
	Delaware County, Pennsylvania Industrial Development Authority Airport Facilities Revenue Bonds
3,500,000	0.200%, 12/1/2015	3,500,000
	Lancaster County Hospital Authority Hospital Revenue Bonds (Lancaster General Hospital)
2,000,000	5.500%, 3/15/2026[a]	2,213,180
	Lycoming County Authority Health System Revenue Bonds (Susquehanna Health System)
5,795,000	5.750%, 7/1/2039, Series A	5,141,092
	Pennsylvania Turnpike Commission Turnpike Revenue Bonds (AGM Insured)
8,000,000	Zero Coupon, 6/1/2033, Series Cb,c	6,210,320
5,000,000	6.250%, 6/1/2038, Series Cb	5,322,450
	Philadelphia Authority for Industrial Development Revenue Bonds (Please Touch Museum)
2,000,000	5.250%, 9/1/2026	1,678,960

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (98.8%)	Value
Pennsylvania (2.9%) - continued
	York County, Pennsylvania Solid Waste and Refuse Authority Solid Waste System Refunding Revenue Bonds (NATL-RE FGIC Insured)
$1,000,000	5.500%, 12/1/2012[b]	$1,070,300

	Total Pennsylvania	39,534,987

Puerto Rico (1.2%)
	Puerto Rico Electric Power Authority Power Revenue Bonds
10,000,000	5.250%, 7/1/2040, Series XX	8,749,000
	Puerto Rico Industrial, Tourist, Educational, Medical, and Environmental Control Facilities Financing Authority Cogeneration Facility Revenue Bonds (AES Puerto Rico)
7,655,000	6.625%, 6/1/2026, AMT	7,661,889

	Total Puerto Rico	16,410,889

South Carolina (1.4%)
	Greenwood County, South Carolina Hospital Facilities Revenue Bonds (Self Memorial Hospital)
1,000,000	5.500%, 10/1/2026	1,000,850
	Greenwood County, South Carolina Hospital Facilities Revenue Bonds (Self Regional Healthcare)
2,250,000	5.375%, 10/1/2039	2,114,527
	Piedmont, South Carolina Municipal Power Agency Electric Revenue Bonds (NATL- RE FGIC Insured)
4,000,000	6.250%, 1/1/2021[b]	4,666,040
	South Carolina Jobs-Economic Development Authority Hospital Refunding and Improvement Revenue Bonds (Palmetto Health Alliance)
4,895,000	6.875%, 8/1/2027, Series Ca	5,544,860
605,000	6.875%, 8/1/2027, Series Ca	685,320
	South Carolina Public Service Authority Revenue Obligations (Santee Cooper)
2,500,000	5.500%, 1/1/2038, Series A	2,584,975
	Spartanburg, South Carolina Water System Revenue Bonds (FGIC Insured)
2,000,000	5.250%, 6/1/2028[a,b]	2,266,520

	Total South Carolina	18,863,092

South Dakota (0.9%)
	South Dakota Educational Enhancement Funding Corporation Tobacco Settlement Asset-Backed Bonds
5,000,000	6.500%, 6/1/2032, Series B	4,860,200
	South Dakota Health and Educational Facilities Authority Revenue Bonds (Prairie Lakes Health Care System)
1,170,000	5.625%, 4/1/2032[a]	1,283,502
	South Dakota Health and Educational Facilities Authority Revenue Bonds (Sanford Health)
5,000,000	5.000%, 11/1/2040	4,692,550
1,250,000	5.500%, 11/1/2040	1,256,725

	Total South Dakota	12,092,977

Tennessee (1.2%)
	Jackson, Tennessee Hospital Revenue Refunding and Improvement Bonds (Jackson- Madison County General Hospital)
2,000,000	5.625%, 4/1/2038	2,015,240
3,450,000	5.750%, 4/1/2041	3,498,817
	Memphis-Shelby County Airport Authority Special Facilities Revenue Refunding Bonds (Federal Express Corporation)
4,500,000	5.050%, 9/1/2012	4,691,115
2,000,000	5.350%, 9/1/2012	2,089,800
	Nashville and Davidson Counties Industrial Development Board Multifamily Housing Revenue Refunding Bonds (Beechwood Terrace Apartments) (GNMA Collateralized)
4,155,000	6.625%, 3/20/2036, Series Ab	4,282,268

	Total Tennessee	16,577,240

Texas (11.6%)
	Alliance Airport Authority, Inc. Special Facilities Revenue Refunding Bonds (Federal Express Corporation)
10,285,000	4.850%, 4/1/2021, AMT	10,418,911
	Amarillo Health Facilities Corporation Hospital Revenue Bonds (Baptist St. Anthony’s Hospital Corporation) (AGM Insured)
2,000,000	5.500%, 1/1/2017[b]	2,078,560
	Austin, Texas Combined Utility Systems Revenue Refunding Bonds (NATL-RE FGIC-TCRS Insured)
2,250,000	6.000%, 11/15/2013[b]	2,342,700
	Bexar County Housing Finance Corporation Multifamily Housing Revenue Bonds (Dymaxion and Marbach Park Apartments) (NATL-RE Insured)
1,930,000	6.000%, 8/1/2023, Series Ab	1,793,761

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (98.8%)	Value
Texas (11.6%) - continued
	Bluebonnet Trails Community Mental Health and Mental Retardation Center Revenue Bonds
$1,000,000	6.125%, 12/1/2016	$1,004,840
	Clifton Higher Education Finance Corporation Education Revenue Bonds (Uplift Education)
4,000,000	6.250%, 12/1/2045, Series A	3,477,080
	Corpus Christi, Texas General Improvement Refunding Bonds (AGM Insured)
135,000	5.000%, 3/1/2012, Series Ab	140,200
	Dallas and Fort Worth, Texas Joint Revenue Improvement and Refunding Bonds (Dallas/Fort Worth International Airport) (NATL- RE Insured)
1,000,000	5.500%, 11/1/2016, Series A, AMT[b]	1,043,510
500,000	5.500%, 11/1/2017, Series A, AMT[b]	517,435
	Dallas and Fort Worth, Texas Joint Revenue Improvement and Refunding Bonds (Dallas/Fort Worth International Airport) (XLCA Insured)	9,781,103
9,750,000	6.125%, 11/1/2018, Series C-2, AMT[b]
	Dallas Independent School District, Dallas County, Texas Unlimited Tax School Building Bonds (PSF-GTD Insured)
10,000,000	6.375%, 2/15/2034[b]	11,461,500
	Deer Park Independent School District, Harris County, Texas School Building Refunding Bonds (PSF-GTD Insured)
1,375,000	5.000%, 2/15/2013[b]	1,480,696
	Denton, Texas Utility System Revenue Bonds (AGM Insured)
3,210,000	5.250%, 12/1/2015, Series Aa,b	3,448,888
	Harris County Health Facilities Development Corporation Hospital Revenue Refunding Bonds (Memorial Hermann Healthcare System)
2,000,000	6.375%, 6/1/2029, Series Aa	2,029,180
2,000,000	7.250%, 12/1/2035, Series B	2,179,460
	Harris County, Texas General Obligation and Revenue Refunding Bonds (NATL-RE Insured)
7,000,000	Zero Coupon, 8/15/2024[b]	4,126,080
	Harris County, Texas Industrial Development Corporation Pollution Control Revenue Bonds
13,600,000	0.180%, 3/1/2024	13,600,000
	Harris County, Texas Toll Road Revenue and Refunding Bonds
6,500,000	5.250%, 8/15/2047, Series B	6,522,880
	Houston, Texas Airport System Revenue Bonds (AGM Insured)
2,000,000	5.625%, 7/1/2030, Series A, AMT[b]	2,000,380
	Houston, Texas Water and Sewer System Revenue Refunding Bonds (AGM Insured)
10,000,000	5.750%, 12/1/2032, Series Aa,b	11,899,200
	Lewisville Independent School District, Denton County, Texas Unlimited Tax School Building and Refunding Bonds (PSF- GTD Insured)
5,315,000	Zero Coupon, 8/15/2019[b]	4,036,743
	Lower Colorado River Authority, Texas Unrefunded Balance Revenue Bonds (AGM Insured)
215,000	5.875%, 5/15/2015, Series Ab	215,705
	North East Independent School District, Bexar County, Texas Unlimited Tax Refunding Bonds (PSF-GTD Insured)
5,000,000	5.250%, 2/1/2028[b]	5,717,450
2,000,000	5.250%, 2/1/2029[b]	2,268,780
	North Texas Health Facilities Development Corporation Hospital Revenue Bonds (United Regional Healthcare System, Inc.)
2,600,000	6.000%, 9/1/2023[a]	2,912,078
	North Texas Tollway Authority System Revenue Refunding Bonds
1,000,000	5.625%, 1/1/2033, Series A	1,001,290
	North Texas Tollway Authority System Revenue Refunding Bonds (AGM Insured)
5,000,000	Zero Coupon, 1/1/2028, Series Db	1,870,600
24,125,000	Zero Coupon, 1/1/2034, Series Db	5,588,556
	Pharr, Texas Higher Education Finance Authority Education Revenue Bonds (Idea Public Schools)
2,500,000	6.250%, 8/15/2029, Series A	2,389,700
2,000,000	6.500%, 8/15/2039, Series A	1,937,000
	Ridge Parc Development Corporation Multifamily Housing Revenue Bonds (GNMA Collateralized)
1,000,000	6.100%, 6/20/2033[b]	1,049,310
2,795,000	6.150%, 11/20/2041[b]	2,906,353
	San Antonio, Texas General Obligation Bonds
425,000	5.250%, 2/1/2014	426,394

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (98.8%)	Value
Texas (11.6%) - continued
	San Antonio, Texas Water System Revenue Refunding Bonds (AGM Insured)
$1,000,000	5.500%, 5/15/2018[b]	$1,043,270
1,000,000	5.500%, 5/15/2019[b]	1,040,850
1,000,000	5.500%, 5/15/2020[b]	1,038,340
	San Juan, Texas Higher Education Finance Authority Education Revenue Bonds (IDEA Public Schools)
2,000,000	6.700%, 8/15/2040, Series A	2,007,940
	San Leanna Education Facilities Corporation Higher Education Revenue Bonds (Saint Edward’s University)
1,160,000	5.125%, 6/1/2024	1,095,980
1,000,000	5.125%, 6/1/2027	910,500
	Southeast Texas Housing Finance Corporation Single Family Mortgage Revenue Bonds (NATL-RE Insured)
11,615,000	Zero Coupon, 9/1/2017[a,b]	10,063,352
	Southwest Higher Education Authority, Inc. Higher Education Revenue Bonds (Southern Methodist University)
1,500,000	5.000%, 10/1/2041	1,501,050
	Tarrant County College District, Texas General Obligation Refunding Bonds
1,410,000	5.375%, 2/15/2013	1,526,945
	Tarrant County Cultural Education Facilities Finance Corporation Hospital Revenue Bonds (Hendrick Medical Center) (AGM Insured)
1,250,000	5.250%, 9/1/2026, Series Bb	1,276,950
2,000,000	5.250%, 9/1/2027, Series Bb	2,033,560
1,000,000	5.250%, 9/1/2028, Series Bb	1,013,380
	Tarrant County Cultural Education Facilities Finance Corporation Refunding Revenue Bonds (Texas Health Resources System)
2,000,000	5.000%, 2/15/2023, Series A	2,039,040
	Westlake, Texas Certificates of Obligation
315,000	6.500%, 5/1/2013	344,616
350,000	6.500%, 5/1/2015	393,453
335,000	6.500%, 5/1/2017[a]	390,794
1,650,000	5.750%, 5/1/2024	1,751,690
2,000,000	5.800%, 5/1/2032[a]	2,291,820
	Wylie, Texas Independent School District General Obligation Bonds (PSF-GTD Insured)
430,000	6.875%, 8/15/2014[b]	437,422
745,000	6.875%, 8/15/2014[a,b]	758,827
3,280,000	7.000%, 8/15/2024[b]	3,322,082

	Total Texas	159,948,184

Utah (0.7%)
	Riverton, Utah Hospital Revenue Bonds (IHC Health Services, Inc.)
3,000,000	5.000%, 8/15/2041	2,813,310
	Utah Associated Municipal Power Systems Revenue and Refunding Bonds (Central-St. George Transmission)
6,000,000	5.250%, 12/1/2027	6,103,320
	Utah State Charter School Finance Authority Charter School Revenue Bonds (North Davis Preparatory)
1,000,000	6.250%, 7/15/2030	908,610

	Total Utah	9,825,240

Virginia (0.5%)
	Fairfax County, Virginia Industrial Development Authority Health Care Revenue Bonds (Inova Health System)
1,000,000	5.000%, 5/15/2025, Series C	1,034,730
	Fairfax County, Virginia Industrial Development Authority Hospital Revenue Refunding Bonds (Inova Health System Hospitals)
2,500,000	5.250%, 8/15/2019	2,752,750
	Tobacco Settlement Financing Corporation Tobacco Settlement Asset-Backed Bonds
1,630,000	5.250%, 6/1/2019[a]	1,655,575
	Virginia Port Authority Port Facilities Revenue Refunding Bonds
2,000,000	5.000%, 7/1/2040	2,005,180

	Total Virginia	7,448,235

Washington (5.0%)
	Energy Northwest Columbia Generating Station Refunding Electric Revenue Bonds (NATL- RE Insured)
1,000,000	5.750%, 7/1/2018, Series Ab	1,053,360
	Franklin County, Washington, Pasco School District No. 1 Unlimited Tax General Obligation Bonds (NATL-RE Insured)
6,000,000	5.250%, 12/1/2022[b]	6,545,400
	FYI Properties Lease Revenue Bonds (State of Washington DIS)
2,500,000	5.500%, 6/1/2034	2,538,950
	King County, Washington Sewer Revenue Refunding Bonds (AGM Insured)
10,000,000	5.500%, 1/1/2013, Series Bb	10,325,400
	Tobacco Settlement Authority Tobacco Settlement Asset- Backed Bonds
7,100,000	6.500%, 6/1/2026	7,149,984

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (98.8%)	Value
Washington (5.0%) - continued
	Washington Economic Development Finance Authority Lease Revenue Bonds (Washington Biomedical Research Properties II) (NATL-RE Insured)
$5,620,000	5.000%, 6/1/2030[b]	$5,716,214
	Washington General Obligation Bonds
2,000,000	6.000%, 6/1/2012, Series B & AT-7	2,118,900
1,290,000	5.750%, 10/1/2012, Series 93A	1,343,896
25,000	5.750%, 10/1/2012, Series 93Aa	26,067
4,135,000	6.750%, 2/1/2015, Series A	4,488,956
	Washington General Obligation Bonds (AGM Insured)
5,000,000	5.000%, 7/1/2021, Series Ab	5,479,450
	Washington Health Care Facilities Authority Revenue Bonds
2,500,000	5.250%, 12/1/2030, Series A	2,159,025
5,000,000	5.250%, 10/1/2032, Series A	4,849,700
	Washington Health Care Facilities Authority Revenue Bonds (Kadlec Medical Center) (AGM Insured)
1,000,000	5.000%, 12/1/2030, Series Ab	970,800
	Washington Health Care Facilities Authority Revenue Bonds (Seattle Cancer Care Alliance)
5,000,000	7.375%, 3/1/2038	5,368,900
	Washington Health Care Facilities Authority Revenue Bonds (Swedish Health Services) (AMBAC Insured)
2,000,000	5.125%, 11/15/2018[b]	2,004,300
	Washington Higher Education Facilities Authority Refunding Revenue Bonds (Gonzaga University)
5,325,000	5.000%, 4/1/2029, Series B	5,238,149
	Washington Higher Education Facilities Authority Revenue and Refunding Revenue Bonds (Whitworth University)
1,290,000	5.875%, 10/1/2034	1,240,026
1,000,000	5.625%, 10/1/2040	908,840

	Total Washington	69,526,317

Wisconsin (1.6%)
	Monroe, Wisconsin Redevelopment Authority Development Revenue Bonds (Monroe Clinic, Inc.)
3,500,000	5.875%, 2/15/2039	3,358,740
	Wisconsin Health and Educational Facilities Authority Revenue and Refunding Bonds (Wheaton Franciscan Services, Inc.)
$6,000,000	5.750%, 8/15/2025[a]	6,316,020
	Wisconsin Health and Educational Facilities Authority Revenue Bonds (Blood Center of Southeastern Wisconsin, Inc.)
2,000,000	5.750%, 6/1/2034	2,029,100
	Wisconsin Health and Educational Facilities Authority Revenue Bonds (Eagle River Memorial Hospital, Inc.) (Radian Insured)
1,000,000	5.750%, 8/15/2020[b]	1,010,530
	Wisconsin Health and Educational Facilities Authority Revenue Bonds (Marshfield Clinic)
2,000,000	6.000%, 2/15/2025, Series B	2,001,280
	Wisconsin Health and Educational Facilities Authority Revenue Bonds (Thedacare, Inc.)
5,000,000	5.500%, 12/15/2038, Series A	4,715,750
	Wisconsin Health and Educational Facilities Authority Revenue Bonds (Watertown Memorial Hospital, Inc.) (Radian Insured)
2,000,000	5.500%, 8/15/2029[b]	1,858,260
	Wisconsin Health and Educational Facilities Authority Revenue Refunding Bonds (Marquette University)
1,000,000	5.000%, 10/1/2033, Series B-1	967,240

	Total Wisconsin	22,256,920

Wyoming (1.0%)
	Lincoln County, Wyoming Pollution Control Revenue Bonds (Exxon)
3,975,000	0.120%, 11/1/2014, Series B	3,975,000
	Wyoming Municipal Power Agency Power Supply System Revenue Bonds
3,270,000	5.375%, 1/1/2042, Series A	3,327,389

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (98.8%)	Value
Wyoming (1.0%) - continued
	Wyoming State Farm Loan Board Capital Facilities Refunding Revenue Bonds
$5,825,000	5.750%, 10/1/2020	$6,622,384

	Total Wyoming	13,924,773

	Total Long-Term Fixed Income (cost $1,329,518,005)	1,360,456,252

	Total Investments (cost $1,329,518,005) 98.8%	$1,360,456,252

	Other Assets and Liabilities, Net 1.2%	16,237,558

	Total Net Assets 100.0%	$1,376,693,810

a

Denotes securities that have been pre-refunded or escrowed to maturity. Under such an arrangement, money is deposited into an irrevocable escrow account and is used to purchase U.S. Treasury securities or government agency securities with maturing principal and interest earnings sufficient to pay all debt service requirements of the pre-refunded bonds.

b

To reduce certain risks associated with securities issued by municipalities, which may include but are not limited to economic development in a specific industry or municipality, the principal and/or interest payments are guaranteed by the bond insurance company or government agency identified.

c	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of April 29, 2011.
d	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of April 29, 2011.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
d

Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Income Fund owned as of April 29, 2011.

Security	Acquisition Date	Amortized Cost
Regional Transit Authority, Louisiana Sales Tax Revenue Refunding Bonds	1/21/2000	$3,120,998
White Earth Band of Chippewa Indians Revenue Bonds	6/9/2000	$1,150,000

Definitions:
ACA	-	American Capital Access Holding, Ltd.
AGM	-	Assured Guaranty Municipal Corporation
AMBAC	-	American Municipal Bond Insurance Corporation
AMT	-	Subject to Alternative Minimum Tax
CR	-	Custodial Receipts
FGIC	-	Financial Guaranty Insurance Company
FHA	-	Federal Housing Administration
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
FSA	-	Financial Security Assurance, Inc.
GNMA	-	Government National Mortgage Association
IBC	-	Insured Bond Certificate
NATL-RE	-	National Public Finance Guarantee Corporation
PSF-GTD	-	Public School Fund Guaranteed
Q-SBLF	-	Qualified School Bond Loan Fund
Radian	-	Radian Guaranty, Inc.
TCRS	-	Temporary Custodial Receipts
VA	-	Department of Veterans’ Affairs
XLCA	-	XL Capital Assurance

Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$53,655,184
Gross unrealized depreciation	(22,725,384)

Net unrealized appreciation (depreciation)	$30,929,800

Cost for federal income tax purposes	$1,329,526,452

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 29, 2011, in valuing Municipal Bond Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Long-Term Fixed Income
Education	139,098,673	–	139,098,673	–
Electric Revenue	71,643,992	–	71,643,992	–
Escrowed/Pre-refunded	153,412,577	–	153,412,577	–
General Obligation	247,989,473	–	247,989,473	–
Health Care	183,752,230	–	183,752,230	–
Housing Finance	15,623,453	–	15,623,453	–
Industrial Development Revenue	83,885,767	–	83,885,767	–
Other Revenue	144,220,596	–	144,220,596	–
Tax Revenue	98,023,902	–	98,023,902	–
Transportation	147,744,366	–	147,744,366	–
Water & Sewer	75,061,223	–	75,061,223	–

Total	$1,360,456,252	$–	$1,360,456,252	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Principal Amount	Bank Loans (1.4%)[a]	Value
Basic Materials (0.1%)
	Smurfit-Stone Container Enterprises, Inc., Term Loan
$730,061	6.750%, 6/30/2016	$730,193

	Total Basic Materials	730,193

Capital Goods (0.1%)
	Transdigm Group, Inc., Term Loan
369,075	4.000%, 2/14/2017[b,c]	372,408

	Total Capital Goods	372,408

Communications Services (0.4%)
	Atlantic Broadband Finance, LLC, Term Loan
856,216	4.000%, 3/8/2016	860,652
	Charter Communications Operating, LLC, Term Loan
296,353	7.250%, 3/6/2014	300,427
	Intelsat Jackson Holdings SA, Term Loan
1,110,000	5.250%, 4/2/2018	1,119,713
	Lamar Media Corporation, Term Loan
605,227	4.000%, 12/31/2016	608,707

	Total Communications Services	2,889,499

Consumer Cyclical (0.1%)
	Universal City Development Partners, Ltd., Term Loan
669,173	5.500%, 11/6/2014[b,c]	675,028

	Total Consumer Cyclical	675,028

Consumer Non-Cyclical (0.2%)
	Dole Food Company, Term Loan
363,934	5.500%, 3/3/2017	366,362
	HCA, Inc., Term Loan
627,530	2.557%, 11/17/2013	626,902
	Michael Food, Inc., Term Loan
750,000	4.250%, 2/25/2018[b,c]	756,427

	Total Consumer Non-Cyclical	1,749,691

Energy (0.1%)
	MEG Energy Corporation, Term Loan
900,000	4.000%, 3/18/2018	907,497

	Total Energy	907,497

Financials (0.1%)
	American General Finance Corporation, Term Loan
925,000	7.250%, 4/21/2015	925,333

	Total Financials	925,333

Technology (0.1%)
	Freescale Semiconductor, Term Loan
945,575	4.493%, 12/1/2016	944,752
	Syniverse Holdings, Inc., Term Loan
179,550	5.250%, 12/21/2017	181,196

	Total Technology	1,125,948

Transportation (0.2%)
	Delta Air Lines, Inc., Term Loan
1,450,000	5.500%, 3/29/2017	1,431,150

	Total Transportation	1,431,150

	Total Bank Loans (cost $10,689,719)	10,806,747

Principal Amount	Long-Term Fixed Income (95.3%)	Value
Asset-Backed Securities (1.6%)
	Capitalsource Commercial Loan Trust
205,350	0.343%, 3/20/2017[d,e]	204,906
	Carrington Mortgage Loan Trust
1,100,000	0.363%, 8/25/2036[e]	426,457
	Countrywide Asset-Backed Certificates
1,011,739	5.549%, 8/25/2021[f]	845,722
	First Horizon ABS Trust
1,349,173	0.373%, 10/25/2034[e,f]	707,763
	GMAC Mortgage Corporation Loan Trust
3,266,399	0.393%, 8/25/2035[e,f]	1,926,675
3,580,413	0.393%, 12/25/2036[e,f]	2,434,584
	Goldman Sachs Alternative Mortgage Products Trust
3,687,434	0.293%, 8/25/2036[e]	3,433,156
	IndyMac Seconds Asset-Backed Trust
1,683,783	0.383%, 10/25/2036[e,f]	347,755
	Renaissance Home Equity Loan Trust
1,994,294	5.746%, 5/25/2036	1,447,780
1,400,000	6.011%, 5/25/2036	888,356

	Total Asset-Backed Securities	12,663,154

Basic Materials (5.0%)
	AbitibiBowater, Inc.
740,000	10.250%, 10/15/2018[g]	817,700
	Alcoa, Inc.
730,000	5.550%, 2/1/2017	789,041
1,875,000	6.150%, 8/15/2020	2,018,947
	ArcelorMittal
1,500,000	9.000%, 2/15/2015	1,805,274
1,650,000	6.125%, 6/1/2018	1,785,216
2,250,000	5.250%, 8/5/2020	2,261,767
730,000	6.750%, 3/1/2041	747,097
	Celulosa Arauco y Constitucion SA
1,480,000	5.000%, 1/21/2021[g]	1,480,226
	CONSOL Energy, Inc.
290,000	8.000%, 4/1/2017	320,450
940,000	8.250%, 4/1/2020	1,048,100
	Corporacion Nacional del Cobre de Chile - Codelco
1,575,000	3.750%, 11/4/2020[g]	1,486,016

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (95.3%)	Value
Basic Materials (5.0%) - continued
	Domtar Corporation
$1,100,000	7.125%, 8/15/2015	$1,210,000
	Dow Chemical Company
1,750,000	5.900%, 2/15/2015	1,967,858
1,850,000	8.550%, 5/15/2019	2,371,868
1,500,000	4.250%, 11/15/2020	1,468,898
	FMG Resources Property, Ltd.
1,110,000	7.000%, 11/1/2015[g]	1,171,050
	Georgia-Pacific, LLC
1,300,000	5.400%, 11/1/2020[g]	1,311,522
	International Paper Company
1,500,000	7.500%, 8/15/2021	1,790,412
750,000	7.300%, 11/15/2039	856,411
	Lyondell Chemical Company
1,130,000	11.000%, 5/1/2018	1,276,900
	Noble Group, Ltd.
750,000	4.875%, 8/5/2015[g]	776,250
1,850,000	6.750%, 1/29/2020[g]	1,961,000
	NOVA Chemicals Corporation
750,000	8.625%, 11/1/2019	861,562
	Peabody Energy Corporation
750,000	7.375%, 11/1/2016	845,625
	Rio Tinto Finance USA, Ltd.
1,965,000	6.500%, 7/15/2018	2,304,719
1,100,000	3.500%, 11/2/2020	1,051,279
	Teck Resources, Ltd.
827,000	10.250%, 5/15/2016	998,603
750,000	4.500%, 1/15/2021	760,145
	Vale Overseas, Ltd.
1,875,000	6.875%, 11/10/2039	2,028,201

	Total Basic Materials	39,572,137

Capital Goods (1.9%)
	Bombardier, Inc.
550,000	7.750%, 3/15/2020[g]	612,563
	Case New Holland, Inc.
750,000	7.750%, 9/1/2013	816,562
950,000	7.875%, 12/1/2017[g]	1,061,625
	Cemex SAB de CV
730,000	5.301%, 9/30/2015[d,e]	723,795
940,000	9.000%, 1/11/2018[g]	974,075
	CRH America, Inc.
1,000,000	4.125%, 1/15/2016	1,020,692
1,100,000	8.125%, 7/15/2018	1,317,517
	John Deere Capital Corporation
1,700,000	5.350%, 4/3/2018	1,905,649
	Owens-Brockway Glass Container, Inc.
1,450,000	6.750%, 12/1/2014	1,480,812
	Republic Services, Inc.
370,000	5.500%, 9/15/2019	402,331
900,000	5.000%, 3/1/2020	946,010
1,300,000	5.250%, 11/15/2021	1,380,257
	Textron, Inc.
1,500,000	6.200%, 3/15/2015	1,656,348
	Waste Management, Inc.
550,000	4.750%, 6/30/2020	566,439

	Total Capital Goods	14,864,675

Collateralized Mortgage Obligations (2.0%)
	Banc of America Mortgage Securities, Inc.
3,701,695	3.184%, 9/25/2035	3,170,705
	Bear Stearns Mortgage Funding Trust
637,771	0.493%, 8/25/2036[e]	198,808
	CitiMortgage Alternative Loan Trust
1,934,442	5.750%, 4/25/2037	1,545,569
	Countrywide Alternative Loan Trust
2,619,280	6.000%, 1/25/2037	1,857,813
	HomeBanc Mortgage Trust
1,768,429	3.086%, 4/25/2037	1,165,913
	Merrill Lynch Mortgage Investors, Inc.
2,634,570	2.744%, 6/25/2035	2,296,900
	Wachovia Mortgage Loan Trust, LLC
2,324,093	3.756%, 5/20/2036	1,698,343
	Washington Mutual Alternative Mortgage Pass-Through Certificates
3,596,172	1.056%, 2/25/2047[e]	1,851,147
	Washington Mutual Mortgage Pass-Through Certificates
1,464,368	0.503%, 10/25/2045[e]	1,225,525

	Total Collateralized Mortgage Obligations	15,010,723

Commercial Mortgage-Backed Securities (5.8%)
	Banc of America Commercial Mortgage, Inc.
1,800,000	5.658%, 4/10/2049	1,820,547
	Bear Stearns Commercial Mortgage Securities, Inc.
3,000,000	0.369%, 3/15/2022[d,e]	2,884,335
2,500,000	5.331%, 2/11/2044	2,671,238
	Citigroup Commercial Mortgage Trust
7,500,000	0.359%, 4/15/2022[e,g]	7,246,200
	Citigroup/Deutsche Bank Commercial Mortgage
1,300,000	5.322%, 12/11/2049	1,395,693
	Commercial Mortgage Pass- Through Certificates
4,000,000	0.349%, 12/15/2020[d,e]	3,580,180
3,500,000	0.399%, 6/15/2022[d,e]	3,255,833
	Credit Suisse First Boston Mortgage Securities
1,800,000	5.542%, 1/15/2049	1,913,351
	Credit Suisse Mortgage Capital Certificates
3,396,851	0.389%, 10/15/2021[e,g]	3,285,478
2,500,000	5.467%, 9/15/2039	2,710,075
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
6,250,000	5.336%, 5/15/2047	6,714,200

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (95.3%)	Value
Commercial Mortgage-Backed Securities (5.8%) - continued
	LB-UBS Commercial Mortgage Trust
$1,800,000	6.374%, 9/15/2045	$1,890,905
	Morgan Stanley Capital, Inc.
1,800,000	5.406%, 3/15/2044	1,815,169
	Wachovia Bank Commercial Mortgage Trust
5,000,000	0.339%, 9/15/2021[d,e]	4,768,345
	WaMu Commercial Mortgage Securities Trust
146,934	3.830%, 1/25/2035[g]	147,939

	Total Commercial Mortgage - Backed Securities	46,099,488

Communications Services (8.8%)
	Alltel Corporation
2,350,000	7.000%, 3/15/2016	2,791,673
	America Movil SAB de CV
2,200,000	5.000%, 3/30/2020	2,295,150
	American Tower Corporation
1,200,000	4.625%, 4/1/2015	1,264,145
750,000	4.500%, 1/15/2018	741,121
	AT&T, Inc.
2,900,000	4.450%, 5/15/2021	2,917,000
	Cablevision Systems Corporation
750,000	8.000%, 4/15/2020[h]	825,000
	CBS Corporation
1,500,000	8.875%, 5/15/2019	1,909,083
700,000	7.875%, 9/1/2023	813,708
	CCO Holdings, LLC
1,120,000	7.250%, 10/30/2017	1,192,800
	Charter Communications Operating, LLC
1,120,000	8.000%, 4/30/2012[g]	1,176,000
	Clear Channel Worldwide Holdings, Inc.
1,120,000	9.250%, 12/15/2017	1,246,000
	Comcast Corporation
1,100,000	6.300%, 11/15/2017	1,264,905
1,100,000	5.700%, 5/15/2018	1,216,655
1,300,000	6.400%, 5/15/2038	1,378,312
	Cox Communications, Inc.
2,100,000	9.375%, 1/15/2019[g]	2,775,801
1,500,000	8.375%, 3/1/2039[g]	1,981,441
	Cricket Communications, Inc.
1,110,000	7.750%, 5/15/2016	1,184,925
	Crown Castle Towers, LLC
2,950,000	4.174%, 8/15/2017[g]	2,966,809
	DIRECTV Holdings, LLC/DIRECTV Financing Company, Inc.
2,925,000	5.000%, 3/1/2021	3,000,872
	Frontier Communications Corporation
750,000	7.875%, 4/15/2015[h]	811,875
920,000	8.250%, 4/15/2017	997,050
	Inmarsat Finance plc
680,000	7.375%, 12/1/2017[g]	719,100
	Intelsat Jackson Holdings SA
190,000	8.500%, 11/1/2019	204,725
560,000	7.250%, 10/15/2020[g]	564,200
1,100,000	7.500%, 4/1/2021[g]	1,116,500
	Intelsat Luxembourg SA
520,000	11.500%, 2/4/2017[g]	569,400
	MetroPCS Wireless, Inc.
1,120,000	7.875%, 9/1/2018[h]	1,206,800
	NBC Universal, Inc.
2,250,000	5.150%, 4/30/2020[g]	2,350,368
	News America, Inc.
1,100,000	7.625%, 11/30/2028	1,307,051
1,350,000	6.400%, 12/15/2035	1,424,269
	Nextel Communications, Inc.
730,000	7.375%, 8/1/2015	735,475
	NII Capital Corporation
1,100,000	8.875%, 12/15/2019	1,215,500
270,000	7.625%, 4/1/2021	285,525
	Qwest Communications International, Inc.
1,100,000	7.125%, 4/1/2018	1,199,000
	Qwest Corporation
400,000	8.375%, 5/1/2016	475,000
1,800,000	6.500%, 6/1/2017	1,980,000
	Rogers Communications, Inc.
1,420,000	8.750%, 5/1/2032	1,828,153
	SBA Tower Trust
2,000,000	5.101%, 4/15/2017[g]	2,050,000
	Telefonica Emisiones SAU
2,200,000	5.462%, 2/16/2021	2,283,400
	Telemar Norte Leste SA
2,200,000	5.500%, 10/23/2020[g]	2,145,000
	Time Warner Cable, Inc.
1,500,000	8.250%, 4/1/2019	1,860,909
1,450,000	6.750%, 6/15/2039	1,576,056
	Time Warner Entertainment Company, LP
1,150,000	8.375%, 3/15/2023	1,455,225
	Univision Communications, Inc.
720,000	6.875%, 5/15/2019[c,g]	722,700
	UPC Holding BV
680,000	9.875%, 4/15/2018[g]	756,500
	Verizon Communications, Inc.
1,500,000	8.750%, 11/1/2018	1,945,222
	Videotron Ltee
750,000	6.875%, 1/15/2014	760,313
	Virgin Media Finance plc
1,480,000	9.500%, 8/15/2016	1,696,450
380,000	8.375%, 10/15/2019	429,400

	Total Communications Services	69,612,566

Consumer Cyclical (4.9%)
	American Honda Finance Corporation
2,600,000	3.875%, 9/21/2020[g]	2,547,204
	AutoZone, Inc.
2,025,000	4.000%, 11/15/2020	1,906,669
	CVS Caremark Corporation
1,500,000	6.302%, 6/1/2037	1,485,000
	FireKeepers Development Authority
760,000	13.875%, 5/1/2015[g]	894,900
	Ford Motor Credit Company, LLC
1,250,000	8.000%, 6/1/2014	1,411,379
1,070,000	7.000%, 4/15/2015	1,175,168

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (95.3%)	Value
Consumer Cyclical (4.9%) - continued
$370,000	6.625%, 8/15/2017	$407,426
1,450,000	5.000%, 5/15/2018	1,450,783
	Goodyear Tire & Rubber Company
825,000	8.250%, 8/15/2020[h]	916,781
	Home Depot, Inc.
375,000	3.950%, 9/15/2020	369,501
2,100,000	5.875%, 12/16/2036	2,137,645
	Hyatt Hotels Corporation
1,900,000	5.750%, 8/15/2015[g]	1,984,624
	Hyundai Motor Manufacturing Czech
1,475,000	4.500%, 4/15/2015[g]	1,525,886
	J.C. Penney Company, Inc.
1,050,000	5.650%, 6/1/2020	1,047,375
	Macy’s Retail Holdings, Inc.
870,000	8.375%, 7/15/2015	1,015,725
	MGM Resorts International
1,100,000	11.125%, 11/15/2017	1,278,750
	Peninsula Gaming, LLC
270,000	10.750%, 8/15/2017[g]	298,350
	QVC, Inc.
180,000	7.375%, 10/15/2020[g]	189,000
	RCI Banque SA
1,275,000	4.600%, 4/12/2016[g]	1,295,512
	Rite Aid Corporation
750,000	10.375%, 7/15/2016	817,500
	Starwood Hotels & Resorts Worldwide, Inc.
1,150,000	6.750%, 5/15/2018	1,256,375
	Time Warner, Inc.
1,400,000	7.700%, 5/1/2032	1,687,867
	Toll Brothers Finance Corporation
1,000,000	6.750%, 11/1/2019	1,040,563
	Toys R Us Property Company I, LLC
1,100,000	10.750%, 7/15/2017	1,247,125
	Universal City Development Partners, Ltd.
730,000	8.875%, 11/15/2015	803,000
	Volkswagen International Finance NV
2,180,000	2.875%, 4/1/2016[g]	2,180,959
	Wal-Mart Stores, Inc.
2,175,000	5.625%, 4/15/2041	2,247,197
	West Corporation
920,000	7.875%, 1/15/2019[g]	947,600
	WMG Acquisition Corporation
1,090,000	7.375%, 4/15/2014	1,090,000
	Wyndham Worldwide Corporation
1,120,000	6.000%, 12/1/2016	1,198,818
730,000	5.625%, 3/1/2021	731,300

	Total Consumer Cyclical	38,585,982

Consumer Non-Cyclical (5.3%)
	Altria Group, Inc.
700,000	4.125%, 9/11/2015	736,272
1,000,000	9.700%, 11/10/2018	1,331,477
1,500,000	9.950%, 11/10/2038	2,154,049
	Anheuser-Busch InBev Worldwide, Inc.
1,875,000	5.375%, 11/15/2014	2,086,309
1,100,000	6.875%, 11/15/2019	1,325,768
1,450,000	5.375%, 1/15/2020	1,594,031
1,475,000	5.000%, 4/15/2020	1,580,405
	Archer-Daniels-Midland Company
725,000	4.479%, 3/1/2021	747,040
	Biomet, Inc.
1,475,000	10.000%, 10/15/2017[g]	1,629,875
	Boston Scientific Corporation
2,200,000	4.500%, 1/15/2015	2,307,507
750,000	5.125%, 1/12/2017	789,031
	Bunge Limited Finance Corporation
1,265,000	5.100%, 7/15/2015	1,343,624
900,000	4.100%, 3/15/2016	921,872
	Celgene Corporation
1,500,000	3.950%, 10/15/2020	1,434,816
	Constellation Brands, Inc.
800,000	7.250%, 5/15/2017	872,000
	DJO Finance, LLC/DJO Finance Corporation
360,000	7.750%, 4/15/2018[g]	369,900
	Express Scripts, Inc.
1,265,000	3.125%, 5/15/2016	1,268,944
	Fortune Brands, Inc.
1,500,000	6.375%, 6/15/2014	1,664,004
700,000	5.375%, 1/15/2016	749,155
	Hasbro, Inc.
1,750,000	6.350%, 3/15/2040	1,792,051
	HCA, Inc.
1,510,000	8.500%, 4/15/2019	1,676,100
730,000	7.250%, 9/15/2020	784,750
	JBS Finance II, Ltd.
750,000	8.250%, 1/29/2018[g]	778,125
	Kraft Foods, Inc.
3,300,000	5.375%, 2/10/2020	3,571,636
	Mylan, Inc.
1,475,000	7.875%, 7/15/2020[g]	1,629,875
	Pernod-Ricard SA
1,090,000	5.750%, 4/7/2021[g]	1,117,531
	Reynolds Group Holdings, Ltd.
1,090,000	6.875%, 2/15/2021[g]	1,124,063
	Sanofi-Aventis SA
1,820,000	4.000%, 3/29/2021	1,811,552
	TreeHouse Foods, Inc.
740,000	7.750%, 3/1/2018	796,425
	Warner Chilcott Company, LLC
1,390,000	7.750%, 9/15/2018[g]	1,464,713

	Total Consumer Non-Cyclical	41,452,900

Energy (9.2%)
	Anadarko Petroleum Corporation
1,100,000	5.950%, 9/15/2016	1,228,688
1,400,000	6.375%, 9/15/2017	1,581,245
	BP Capital Markets plc
1,300,000	3.125%, 10/1/2015	1,320,530
1,975,000	4.500%, 10/1/2020	1,990,456
1,100,000	4.742%, 3/11/2021	1,123,163

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (95.3%)	Value
Energy (9.2%) - continued
	CenterPoint Energy Resources Corporation
$3,650,000	6.125%, 11/1/2017	$4,115,141
	Citgo Petroleum Corporation
560,000	11.500%, 7/1/2017[g]	659,400
	CNPC HK Overseas Capital, Ltd.
1,630,000	5.950%, 4/28/2041[g]	1,639,314
	Denbury Resources, Inc.
880,000	8.250%, 2/15/2020	981,200
	Enbridge Energy Partners, LP
550,000	5.200%, 3/15/2020	583,345
2,200,000	8.050%, 10/1/2037[h]	2,403,265
	Energy Transfer Partners, LP
1,460,000	5.950%, 2/1/2015	1,618,001
1,440,000	6.700%, 7/1/2018	1,658,184
	Ensco plc
2,200,000	4.700%, 3/15/2021	2,221,171
	Enterprise Products Operating, LLC
1,400,000	7.034%, 1/15/2068	1,477,000
2,250,000	6.300%, 9/15/2017	2,576,684
	EQT Corporation
800,000	8.125%, 6/1/2019	967,519
	Key Energy Services, Inc.
1,175,000	6.750%, 3/1/2021	1,207,313
	Kinder Morgan Energy Partners, LP
730,000	3.500%, 3/1/2016	745,275
750,000	5.950%, 2/15/2018	838,685
1,900,000	5.800%, 3/1/2021	2,075,322
	Linn Energy, LLC
1,450,000	7.750%, 2/1/2021[g]	1,553,312
	Magellan Midstream Partners, LP
1,800,000	6.450%, 6/1/2014	2,034,817
	Marathon Oil Corporation
1,273,000	5.900%, 3/15/2018	1,445,376
	Nexen, Inc.
1,090,000	7.400%, 5/1/2028	1,242,359
1,100,000	6.400%, 5/15/2037	1,129,798
	Noble Energy, Inc.
1,900,000	8.250%, 3/1/2019	2,423,121
730,000	6.000%, 3/1/2041	754,860
	Odebrecht Drilling Norbe VIII/IX, Ltd.
750,000	6.350%, 6/30/2021[g]	790,125
	ONEOK Partners, LP
1,825,000	3.250%, 2/1/2016	1,842,151
1,750,000	6.850%, 10/15/2037	1,958,730
	Petrobras International Finance Company
1,825,000	5.375%, 1/27/2021	1,850,802
	Petrohawk Energy Corporation
1,300,000	10.500%, 8/1/2014	1,490,125
	Pioneer Natural Resources Company
1,500,000	6.875%, 5/1/2018	1,632,240
	Plains All American Pipeline, LP
1,850,000	6.500%, 5/1/2018	2,107,442
	Plains Exploration & Production Company
1,130,000	8.625%, 10/15/2019	1,258,538
	QEP Resources, Inc.
370,000	6.875%, 3/1/2021	398,675
	Rowan Companies, Inc.
2,550,000	5.000%, 9/1/2017	2,706,723
	SandRidge Energy, Inc.
730,000	8.000%, 6/1/2018[g]	771,975
550,000	7.500%, 3/15/2021[g]	578,875
	SESI, LLC
270,000	6.375%, 5/1/2019[g]	272,700
	Southwestern Energy Company
1,000,000	7.500%, 2/1/2018	1,136,250
	Transocean, Inc.
1,300,000	4.950%, 11/15/2015	1,390,979
	Valero Energy Corporation
1,875,000	6.125%, 2/1/2020	2,077,943
	Weatherford International, Inc.
1,300,000	6.350%, 6/15/2017	1,476,021
	Weatherford International, Ltd.
1,900,000	6.000%, 3/15/2018	2,102,048
	Williams Partners, LP
1,500,000	4.125%, 11/15/2020	1,459,380
	Woodside Finance, Ltd.
1,875,000	4.500%, 11/10/2014[g]	1,998,857

	Total Energy	72,895,123

Financials (31.5%)
	Abbey National Capital Trust I
1,910,000	8.963%, 12/29/2049[i]	2,110,550
	Abbey National Treasury Services plc
1,840,000	1.854%, 4/25/2014[e]	1,848,898
	Aegon NV
1,400,000	3.698%, 7/29/2049[e,i]	1,066,660
	Ally Financial, Inc.
700,000	7.500%, 12/31/2013	761,250
1,100,000	4.500%, 2/11/2014	1,111,000
700,000	8.300%, 2/12/2015	787,500
930,000	7.500%, 9/15/2020[g]	1,013,700
	American Express Credit Corporation
2,250,000	5.125%, 8/25/2014	2,457,346
	American International Group, Inc.
1,750,000	6.400%, 12/15/2020	1,914,532
	Associated Banc Corporation
1,820,000	5.125%, 3/28/2016	1,854,540
	Associates Corporation of North America
2,200,000	6.950%, 11/1/2018	2,502,738
	AXA SA
2,600,000	6.463%, 12/31/2049[g,i]	2,369,250
	Axis Specialty Finance, LLC
1,750,000	5.875%, 6/1/2020	1,798,802
	BAC Capital Trust VI
1,100,000	5.625%, 3/8/2035	993,870
	BAC Capital Trust XIV
1,810,000	1.111%, 6/1/2056[e]	1,356,095
	Bank of America Corporation
1,800,000	6.500%, 8/1/2016	2,029,144
1,700,000	5.750%, 12/1/2017	1,833,792
1,100,000	8.000%, 12/29/2049[i]	1,189,903
	Barclays Bank plc
1,240,000	5.140%, 10/14/2020	1,205,902
2,300,000	7.434%, 9/15/2049[g,i]	2,387,400

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (95.3%)	Value
Financials (31.5%) - continued
	BBVA Bancomer SA/Texas
$1,460,000	6.500%, 3/10/2021[g]	$1,491,022
	BBVA International Preferred SA Unipersonal
1,850,000	5.919%, 12/29/2049[i]	1,577,421
	Bear Stearns Companies, LLC
1,100,000	7.250%, 2/1/2018	1,292,438
1,200,000	4.650%, 7/2/2018	1,242,025
	Blackstone Holdings Finance Company, LLC
1,860,000	5.875%, 3/15/2021[g]	1,842,719
	BNP Paribas Home Loan Covered Bonds SA
2,600,000	2.200%, 11/2/2015[g]	2,525,427
	Boston Properties, LP
2,250,000	5.875%, 10/15/2019	2,474,264
1,850,000	4.125%, 5/15/2021	1,788,206
	Caisse centrale Desjardins du Quebec
1,500,000	2.550%, 3/24/2016[g]	1,500,387
	Cantor Fitzgerald, LP
1,050,000	7.875%, 10/15/2019[g]	1,115,433
	Capital One Capital V
1,075,000	10.250%, 8/15/2039	1,161,000
	Capital One Financial Corporation
930,000	6.150%, 9/1/2016	1,035,166
	CIGNA Corporation
1,275,000	4.500%, 3/15/2021	1,270,749
	CIT Group, Inc.
550,000	5.250%, 4/1/2014[g]	563,282
1,902,313	7.000%, 5/1/2017	1,917,769
	Citigroup, Inc.
1,850,000	1.235%, 4/1/2014[e]	1,849,032
1,875,000	6.010%, 1/15/2015	2,078,297
1,500,000	4.750%, 5/19/2015	1,597,801
1,300,000	6.125%, 5/15/2018	1,435,498
1,450,000	8.500%, 5/22/2019	1,806,670
	CME Group Index Services, LLC
1,400,000	4.400%, 3/15/2018[g]	1,453,078
	CNA Financial Corporation
2,225,000	7.350%, 11/15/2019	2,576,214
700,000	5.875%, 8/15/2020	740,137
	CommonWealth REIT
1,850,000	6.250%, 8/15/2016	2,012,905
	Corporacion Andina de Fomento
1,250,000	8.125%, 6/4/2019	1,519,406
	Danske Bank AS
1,815,000	3.875%, 4/14/2016[g]	1,838,626
	Developers Diversified Realty Corporation
1,460,000	4.750%, 4/15/2018	1,444,242
	Discover Bank
1,125,000	8.700%, 11/18/2019	1,383,392
1,300,000	7.000%, 4/15/2020[h]	1,461,890
	DnB NOR Boligkreditt
2,600,000	2.900%, 3/29/2016[g]	2,613,575
	Duke Realty, LP
1,900,000	5.950%, 2/15/2017	2,083,377
	Fifth Third Bancorp
1,100,000	3.625%, 1/25/2016	1,116,041
1,700,000	5.450%, 1/15/2017	1,807,763
	Fifth Third Bank
1,850,000	0.424%, 5/17/2013[e]	1,823,321
	FUEL Trust
725,000	4.207%, 4/15/2016[g]	740,303
	General Electric Capital Corporation
2,500,000	6.375%, 11/15/2067	2,593,750
1,100,000	6.000%, 8/7/2019	1,224,832
1,500,000	4.375%, 9/16/2020	1,479,480
900,000	5.300%, 2/11/2021	933,871
925,000	6.750%, 3/15/2032	1,043,782
	Goldman Sachs Group, Inc.
1,750,000	6.250%, 9/1/2017	1,947,984
1,650,000	5.950%, 1/18/2018	1,805,941
1,800,000	6.750%, 10/1/2037	1,865,587
	HCP, Inc.
550,000	3.750%, 2/1/2016	560,503
	Health Care Property Investors, Inc.
1,900,000	5.625%, 5/1/2017	2,042,882
	Health Care REIT, Inc.
1,800,000	6.125%, 4/15/2020	1,934,033
1,850,000	4.950%, 1/15/2021	1,822,322
	HSBC Holdings plc
1,275,000	5.100%, 4/5/2021[h]	1,312,285
	HSBC USA, Inc.
1,850,000	5.000%, 9/27/2020	1,852,551
	Huntington Bancshares, Inc.
1,650,000	7.000%, 12/15/2020	1,847,573
	Hutchinson Whampoa Finance, Ltd.
1,450,000	6.000%, 12/29/2049[g,i]	1,479,000
	Icahn Enterprises, LP
1,110,000	7.750%, 1/15/2016	1,143,300
	ING Bank NV
1,850,000	2.500%, 1/14/2016[g]	1,800,624
1,500,000	4.000%, 3/15/2016[g]	1,524,155
	ING Capital Funding Trust III
1,800,000	3.907%, 12/31/2049[e,i]	1,737,029
	International Lease Finance Corporation
1,850,000	5.300%, 5/1/2012	1,889,312
1,875,000	6.750%, 9/1/2016[g]	1,996,875
	J.P. Morgan Chase & Company
1,460,000	3.450%, 3/1/2016	1,476,901
1,850,000	5.500%, 10/15/2040	1,849,935
2,800,000	7.900%, 4/29/2049[i]	3,076,444
	J.P. Morgan Chase Capital XXV
900,000	6.800%, 10/1/2037	925,833
	Jefferies Group, Inc.
2,500,000	5.125%, 4/13/2018	2,515,760
	JPMorgan Chase Bank NA
725,000	5.875%, 6/13/2016	810,851
	KeyCorp
1,875,000	3.750%, 8/13/2015	1,924,553
725,000	5.100%, 3/24/2021	742,557
	LBG Capital No. 1 plc
1,900,000	7.875%, 11/1/2020[g]	1,892,400
	Liberty Property, LP
1,830,000	5.500%, 12/15/2016	1,992,509
1,125,000	4.750%, 10/1/2020	1,122,792
	Lloyds TSB Bank plc
1,835,000	4.875%, 1/21/2016	1,926,172
1,600,000	5.800%, 1/13/2020[g]	1,639,661
	Merrill Lynch & Company, Inc.
1,450,000	6.050%, 5/16/2016	1,560,136

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (95.3%)	Value
Financials (31.5%) - continued
$1,950,000	6.875%, 4/25/2018	$2,212,753
2,000,000	7.750%, 5/14/2038	2,324,708
	MetLife Capital Trust X
1,000,000	9.250%, 4/8/2038[g]	1,250,000
	Morgan Stanley
1,875,000	4.200%, 11/20/2014	1,953,501
1,875,000	4.000%, 7/24/2015	1,931,087
1,810,000	3.800%, 4/29/2016	1,816,364
1,100,000	5.450%, 1/9/2017	1,178,004
1,550,000	6.625%, 4/1/2018	1,730,392
1,100,000	5.625%, 9/23/2019	1,143,336
2,300,000	5.500%, 1/26/2020	2,354,269
	MUFG Capital Finance 1, Ltd.
1,920,000	6.346%, 7/29/2049[i]	1,934,360
	National Australia Bank, Ltd.
1,850,000	4.375%, 12/10/2020[g]	1,802,919
	National City Bank
2,950,000	5.800%, 6/7/2017	3,274,674
	Nationwide Building Society
2,600,000	6.250%, 2/25/2020[g]	2,744,282
	New York Life Insurance Company
1,500,000	6.750%, 11/15/2039[g]	1,747,290
	Nordea Bank AB
1,500,000	2.125%, 1/14/2014[g]	1,512,552
1,500,000	3.700%, 11/13/2014[g]	1,574,085
	ORIX Corporation
2,550,000	5.000%, 1/12/2016	2,629,830
	Preferred Term Securities XXIII, Ltd.
3,112,105	0.510%, 12/22/2036[d,e]	1,711,658
	ProLogis
1,450,000	6.250%, 3/15/2017	1,589,346
	Prudential Financial, Inc.
750,000	6.200%, 1/15/2015	836,665
1,600,000	6.000%, 12/1/2017	1,787,440
1,875,000	5.375%, 6/21/2020	1,991,025
725,000	5.700%, 12/14/2036	723,013
825,000	6.200%, 11/15/2040	881,119
	Rabobank Capital Funding Trust II
1,249,000	5.260%, 12/29/2049[g,i,j]	1,257,989
	Regency Centers, LP
1,500,000	5.875%, 6/15/2017	1,664,129
	Regions Financial Corporation
1,825,000	5.750%, 6/15/2015	1,879,750
	Reinsurance Group of America, Inc.
3,100,000	5.625%, 3/15/2017	3,300,356
	Resona Bank, Ltd.
1,867,000	5.850%, 9/29/2049[g,i]	1,859,467
	Royal Bank of Scotland plc
1,825,000	4.375%, 3/16/2016	1,874,012
	Simon Property Group, LP
1,485,000	5.750%, 12/1/2015	1,661,696
750,000	10.350%, 4/1/2019	1,043,439
	SLM Corporation
1,800,000	5.000%, 10/1/2013	1,876,471
1,700,000	5.375%, 5/15/2014	1,774,803
2,080,000	6.250%, 1/25/2016	2,205,516
	Standard Chartered plc
2,225,000	3.850%, 4/27/2015[g]	2,313,691
	SunTrust Banks, Inc.
1,830,000	3.600%, 4/15/2016	1,853,592
	Swiss RE Capital I, LP
2,600,000	6.854%, 5/29/2049[g,i]	2,583,792
	TD Ameritrade Holding Corporation
2,225,000	5.600%, 12/1/2019	2,381,478
	U.S. Bank National Association
1,800,000	3.778%, 4/29/2020	1,854,630
	UnitedHealth Group, Inc.
1,500,000	6.500%, 6/15/2037	1,644,532
	Unum Group
1,500,000	7.125%, 9/30/2016	1,729,308
	Wachovia Bank NA
1,220,000	4.875%, 2/1/2015	1,316,908
	Wachovia Corporation
1,500,000	5.250%, 8/1/2014	1,626,785
	WEA Finance, LLC
1,000,000	7.125%, 4/15/2018[g]	1,171,548
	WEA Finance, LLC/WT Finance Australia, Pty Ltd.
1,150,000	7.500%, 6/2/2014[g]	1,319,099
	Wells Fargo & Company
1,825,000	3.676%, 6/15/2016	1,875,558
2,185,000	4.600%, 4/1/2021	2,208,366
	Westpac Banking Corporation
1,900,000	4.200%, 2/27/2015	2,010,705
1,850,000	3.000%, 12/9/2015	1,860,656
	Willis North America, Inc.
2,940,000	6.200%, 3/28/2017	3,199,514
1,100,000	7.000%, 9/29/2019	1,202,024
	XL Group plc
1,900,000	6.250%, 5/15/2027	1,926,895
	ZFS Finance USA Trust II
1,500,000	6.450%, 12/15/2065[g]	1,571,250

	Total Financials	248,748,554

Foreign Government (1.5%)
	Bank Nederlandse Gemeenten NV
2,550,000	4.375%, 2/16/2021[g]	2,623,950
	Brazil Government International Bond
650,000	4.875%, 1/22/2021	671,125
	Finland Government International Bond
2,900,000	2.250%, 3/17/2016[g]	2,931,427
	Korea Development Bank/Republic of Korea
1,500,000	4.375%, 8/10/2015	1,573,068
	Mexico Government International Bond
1,850,000	5.125%, 1/15/2020	1,955,450
1,270,000	6.050%, 1/11/2040	1,317,625

	Total Foreign Government	11,072,645

Mortgage-Backed Securities (3.6%)
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
2,925,000	3.500%, 5/1/2026[c]	2,960,191

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (95.3%)	Value
Mortgage-Backed Securities (3.6%) - continued
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
$10,900,000	4.500%, 5/1/2041[c]	$11,215,075
2,925,000	5.000%, 5/1/2041[c]	3,087,247
7,000,000	5.500%, 5/1/2041[c]	7,533,750
3,300,000	6.000%, 5/1/2041[c]	3,608,345

	Total Mortgage-Backed Securities	28,404,608

Technology (0.7%)
	CA, Inc.
1,925,000	5.375%, 12/1/2019	2,045,076
	Equinix, Inc.
1,100,000	8.125%, 3/1/2018	1,190,750
	Seagate HDD Cayman
1,090,000	7.750%, 12/15/2018[g]	1,155,400
	Xerox Corporation
750,000	6.400%, 3/15/2016	857,455
550,000	5.625%, 12/15/2019	596,325

	Total Technology	5,845,006

Transportation (2.1%)
	American Airlines Pass Through Trust
1,077,478	10.375%, 7/2/2019	1,257,955
	Continental Airlines, Inc.
1,300,000	6.750%, 9/15/2015[g]	1,309,750
656,353	7.250%, 11/10/2019	711,355
1,278,473	5.983%, 4/19/2022	1,310,435
	CSX Corporation
793,000	7.900%, 5/1/2017	976,159
1,107,000	6.220%, 4/30/2040	1,204,832
	Delta Air Lines, Inc.
674,000	9.500%, 9/15/2014[g]	722,865
1,400,000	4.950%, 11/23/2019	1,396,500
2,001,223	7.750%, 12/17/2019	2,201,346
	ERAC USA Finance, LLC
2,050,000	5.250%, 10/1/2020[g]	2,136,036
	Hertz Corporation
1,100,000	6.750%, 4/15/2019[g]	1,122,000
	Navios Maritime Holdings, Inc.
990,000	8.875%, 11/1/2017	1,070,438
	Navios South American Logistics, Inc./Navios Logistics Finance US, Inc.
270,000	9.250%, 4/15/2019[g,h]	275,400
	US Airways Group, Inc.
1,300,000	6.250%, 4/22/2023	1,267,500

	Total Transportation	16,962,571

U.S. Government and Agencies (4.8%)
	U.S. Treasury Bonds
1,800,000	5.375%, 2/15/2031	2,091,375
	U.S. Treasury Notes
1,850,000	1.250%, 10/31/2015	1,809,387
1,810,000	2.000%, 4/30/2016	1,812,118
2,600,000	2.750%, 5/31/2017	2,652,406
1,850,000	2.625%, 1/31/2018[h]	1,852,312
1,810,000	2.875%, 3/31/2018	1,835,452
4,500,000	3.500%, 5/15/2020	4,618,485
4,000,000	2.625%, 8/15/2020	3,803,436
3,980,000	2.625%, 11/15/2020	3,765,454
4,895,000	3.625%, 2/15/2021	5,028,085
	U.S. Treasury Notes, TIPS
3,004,835	1.875%, 7/15/2019	3,360,722
5,072,250	1.250%, 7/15/2020	5,351,619

	Total U.S. Government and Agencies	37,980,851

U.S. Municipals (0.5%)
	California General Obligation Bonds (Build America Bonds)
720,000	7.950%, 3/1/2036	782,914
	Denver, Colorado City & County Airport Revenue Bonds
1,450,000	5.250%, 11/15/2022	1,488,932
	Illinois State General Obligation Bonds
1,825,000	5.877%, 3/1/2019	1,892,123

	Total U.S. Municipals	4,163,969

Utilities (6.1%)
	AES Corporation
935,000	7.750%, 10/15/2015	1,021,488
	Ameren Illinois Company
1,800,000	6.125%, 11/15/2017	2,025,050
	Buckeye Partners, LP
1,000,000	4.875%, 2/1/2021	1,017,369
	Cleveland Electric Illuminating Company
1,065,000	5.700%, 4/1/2017	1,148,642
	CMS Energy Corporation
1,490,000	4.250%, 9/30/2015	1,523,903
	Columbus Southern Power Company
1,600,000	6.050%, 5/1/2018	1,815,333
	Commonwealth Edison Company
1,000,000	6.150%, 9/15/2017	1,150,884
	Consolidated Natural Gas Company
1,100,000	5.000%, 12/1/2014	1,211,093
	Dominion Resources, Inc.
1,460,000	6.300%, 9/30/2066	1,445,400
	DTE Energy Company
1,500,000	6.375%, 4/15/2033	1,583,372
	Exelon Generation Company, LLC
600,000	5.200%, 10/1/2019	624,971
1,500,000	4.000%, 10/1/2020	1,415,712
	Florida Power Corporation
1,000,000	6.400%, 6/15/2038	1,149,450
	Inergy, LP
650,000	7.000%, 10/1/2018[g]	685,750
370,000	6.875%, 8/1/2021[g]	392,200
	ITC Holdings Corporation
2,000,000	5.875%, 9/30/2016[g]	2,228,372
1,400,000	6.050%, 1/31/2018[g]	1,542,169
	Markwest Energy Partners, LP/Markwest Energy Finance Corporation
1,090,000	6.500%, 8/15/2021	1,100,900

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (95.3%)	Value
Utilities (6.1%) - continued
	Nevada Power Company
1,700,000	6.750%, 7/1/2037	1,990,367
	NiSource Finance Corporation
1,700,000	6.400%, 3/15/2018	1,920,079
1,800,000	5.450%, 9/15/2020	1,895,098
	NRG Energy, Inc.
1,250,000	7.375%, 2/1/2016	1,296,875
	Ohio Edison Company
950,000	6.875%, 7/15/2036	1,048,080
	Ohio Power Company
1,300,000	5.375%, 10/1/2021	1,399,590
	Pennsylvania Electric Company
2,300,000	5.200%, 4/1/2020	2,391,818
	Petrobras International Finance Company
1,200,000	5.750%, 1/20/2020	1,246,765
	Power Receivables Finance, LLC
370,876	6.290%, 1/1/2012[d]	371,851
	PSEG Power, LLC
3,200,000	5.000%, 4/1/2014	3,427,181
	Southern Star Central Corporation
2,400,000	6.750%, 3/1/2016	2,451,000
	Southwestern Public Service Company
1,730,000	6.000%, 10/1/2036	1,794,607
	Union Electric Company
1,600,000	6.400%, 6/15/2017	1,840,502
	Williams Partners, LP
1,500,000	5.250%, 3/15/2020	1,595,271

	Total Utilities	47,751,142

	Total Long-Term Fixed Income (cost $720,412,622)	751,686,094

Shares	Mutual Funds (1.7%)	Value

Fixed Income Mutual Funds (1.7%)
2,749,045	Thrivent High Yield Fund	13,662,755

	Total Fixed Income Mutual Funds	13,662,755

	Total Mutual Funds (cost $9,700,000)	13,662,755

Shares	Preferred Stock (0.9%)	Value

Financials (0.9%)
100	Ally Financial, Inc., 7.000%[g,i]	93,019
28,000	Citigroup Capital XII, 8.500%	740,600
17,760	Citigroup, Inc., 7.875%	493,018
13,000	Citigroup, Inc., Convertible, 7.500%	1,690,520
238,000	Federal National Mortgage
	Association, 8.250%[i,j]	485,520
31,750	GMAC Capital Trust I, 8.125%[j]	824,230
43,750	HSBC Holdings plc, 8.000%[i]	1,200,062
1,810	SG Preferred Capital II, LLC, 6.302%[g,i]	1,753,437

	Total Financials	7,280,406

	Total Preferred Stock (cost $10,603,154)	7,280,406

Shares	Common Stock (<0.1%)	Value

Financials (<0.1%)
9,893	CIT Group, Inc.[j]	420,057

	Total Financials	420,057

	Total Common Stock (cost $313,151)	420,057

Shares	Collateral Held for Securities Loaned (1.4%)	Value

11,235,152	Thrivent Financial Securities Lending Trust	11,235,152

	Total Collateral Held for Securities Loaned (cost $11,235,152)	11,235,152

Principal Amount	Short-Term Investments (2.2%)[k]	Value
	Federal Home Loan Bank Discount Notes
5,000,000	0.035%, 5/20/2011	4,999,903
	Federal Home Loan Mortgage Corporation Discount Notes
5,000,000	0.030%, 5/9/2011	4,999,962
1,350,000	0.160%, 8/29/2011[l,m]	1,349,287
	Federal National Mortgage Association Discount Notes
5,795,000	0.090%, 5/17/2011	5,794,754

	Total Short-Term Investments (at amortized cost)	17,143,906

	Total Investments (cost $780,097,704) 102.9%	$812,235,117

	Other Assets and Liabilities, Net (2.9%)	(23,044,301)

	Total Net Assets 100.0%	$789,190,816

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of April 29, 2011

(unaudited)

d

Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Income Fund owned as of April 29, 2011.

Security	Acquisition Date	Amortized Cost
Bear Stearns Commercial
Mortgage Securities, Inc.	3/30/2007	$3,000,000
Capitalsource Commercial Loan Trust	4/5/2007	$205,350
Cemex SAB de CV	3/29/2011	$722,707
Commercial Mortgage Pass- Through Certificates	10/18/2006	$4,000,000
Commercial Mortgage Pass- Through Certificates	5/2/2007	$3,500,000
Power Receivables Finance, LLC	9/30/2003	$370,767
Preferred Term Securities XXIII, Ltd.	9/14/2006	$3,112,105
Wachovia Bank Commercial Mortgage Trust	5/2/2007	$5,000,292

e	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of April 29, 2011.
f	All or a portion of the security is insured or guaranteed.
g

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of April 29, 2011, the value of these investments was $143,934,794 or 18.2% of total net assets.

h	All or a portion of the security is on loan.
i	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
j	Non-income producing security.
k	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
l	At April 29, 2011, $1,099,419 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
m	At April 29, 2011, $249,868 of investments were pledged as collateral with the custodian under the agreement between the counterparty, the custodian and the fund for open swap contracts.

Definitions:
REIT	–	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.
TIPS	–	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$49,822,205
Gross unrealized depreciation	(17,684,792)

Net unrealized appreciation (depreciation)	$32,137,413
Cost for federal income tax purposes	$780,097,704

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 29, 2011, in valuing Income Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	730,193	–	730,193	–
Capital Goods	372,408	–	372,408	–
Communications Services	2,889,499	–	2,889,499	–
Consumer Cyclical	675,028	–	675,028	–
Consumer Non-Cyclical	1,749,691	–	1,749,691	–
Energy	907,497	–	907,497	–
Financials	925,333	–	925,333	–
Technology	1,125,948	–	1,125,948	–
Transportation	1,431,150	–	1,431,150	–
Long-Term Fixed Income
Asset-Backed Securities	12,663,154	–	12,663,154	–
Basic Materials	39,572,137	–	39,572,137	–
Capital Goods	14,864,675	–	14,864,675	–
Collateralized Mortgage Obligations	15,010,723	–	15,010,723	–
Commercial Mortgage-Backed Securities	46,099,488	–	46,099,488	–
Communications Services	69,612,566	–	67,562,566	2,050,000
Consumer Cyclical	38,585,982	–	38,585,982	–
Consumer Non-Cyclical	41,452,900	–	41,452,900	–
Energy	72,895,123	–	72,895,123	–
Financials	248,748,554	–	247,036,896	1,711,658
Foreign Government	11,072,645	–	11,072,645	–
Mortgage-Backed Securities	28,404,608	–	28,404,608	–
Technology	5,845,006	–	5,845,006	–
Transportation	16,962,571	–	16,962,571	–
U.S. Government and Agencies	37,980,851	–	37,980,851	–
U.S. Municipals	4,163,969	–	4,163,969	–
Utilities	47,751,142	–	47,751,142	–
Mutual Funds
Fixed Income Mutual Funds	13,662,755	13,662,755	–	–
Preferred Stock
Financials	7,280,406	5,433,950	1,846,456	–
Common Stock
Financials	420,057	420,057	–	–
Collateral Held for Securities Loaned	11,235,152	11,235,152	–	–
Short-Term Investments	17,143,906	–	17,143,906	–

Total	$812,235,117	$30,751,914	$777,721,545	$3,761,658

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	2,043,817	2,043,817	–	–

Total Asset Derivatives	$2,043,817	$2,043,817	$–	$–

Liability Derivatives
Futures Contracts	2,313,313	2,313,313	–	–
Credit Default Swaps	122,202	–	122,202	–

Total Liability Derivatives	$2,435,515	$2,313,313	$122,202	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of April 29, 2011

(unaudited)

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Income Fund.

Investments in Securities	Value October 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)*	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value April 29, 2011
Long-Term Fixed Income
Basic Materials	1,569,015	–	(82,999)	–	–	–	(1,486,016)	–
Communications Services	–	–	(101,216)	–	–	2,151,216	–	2,050,000
Financials	2,956,277	–	262,893	–	(28,512)	–	(1,479,000)	1,711,658
Transportation	7,553,221	256,096	(343,677)	–	(1,984,549)	–	(5,481,091)	–

Total	$12,078,513	$256,096	($264,999)	$–	($2,013,061)	$2,151,216	($8,446,107)	$3,761,658

*	Includes the change in net unrealized appreciation/(depreciation) on level 3 securities held on April 29, 2011 of $236,726

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	155	June 2011	$33,725,083	$33,964,375	$239,292
5-Yr. U.S. Treasury Bond Futures	(335)	June 2011	(39,154,720)	(39,687,032)	(532,312)
10-Yr. U.S. Treasury Bond Futures	(840)	June 2011	(99,977,128)	(101,758,129)	(1,781,001)
20-Yr. U.S. Treasury Bond Futures	360	June 2011	42,250,475	44,055,000	1,804,525
Total Futures Contracts					($269,496)

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDS Fortune Brand, Inc., 5 Year, at 1.00%; Barclays Capital	Buy	12/20/2015	$1,850,000	($58,977)	($4,899)	($63,876)
CDX HY, Series 15, 5 Year, at 5.00%; J.P. Morgan Chase and Co.	Buy	12/20/2015	3,600,000	107,091	(165,417)	(58,326)
Total Credit Default Swaps					($170,316)	($122,202)

1

As the buyer of protection, Income Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Income Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.

2	The maximum potential amount of future payments Income Fund could be required to make as the seller or receive as the buyer of protection.
3

The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of April 29, 2011

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 29, 2011, for Income Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$2,043,817
Total Interest Rate Contracts		2,043,817

Total Asset Derivatives		$2,043,817

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	2,313,313
Total Interest Rate Contracts		2,313,313

Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	122,202
Total Credit Contracts		122,202

Total Liability Derivatives		$2,435,515

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 29, 2011, for Income Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Options Purchased	Net realized gains/(losses) on Investments	(346,106)
Futures	Net realized gains/(losses) on Futures contracts	(239,830)

Total Interest Rate Contracts		(585,936)

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(684,359)
Total Credit Contracts		(684,359)

Total		($1,270,295)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 29, 2011, for Income Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	1,572,866
Purchased Options Purchased	Change in net unrealized appreciation/(depreciation) on Investments	61,206
Total Interest Rate Contracts		1,634,072
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	118,890
Total Credit Contracts		118,890

Total		$1,752,962

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of April 29, 2011

(unaudited)

The following table presents Income Fund’s average volume of derivative activity during the period ended April 29, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Interest Rate Contracts	$227,912,881	29.6%	N/A	N/A	127
Credit Contracts	N/A	N/A	$15,477,219	2.0%	N/A

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Income Fund, is as follows:

Fund	Value October 31, 2010	Gross Purchases	Gross Sales	Shares Held at April 29, 2011	Value April 29, 2011	Income Earned November 1, 2010 - April 29, 2011
High Yield	$13,360,360	$–	$–	2,749,045	$13,662,755	$519,804
Thrivent Financial
Securities Lending Trust	5,860,500	60,163,028	54,788,376	11,235,152	11,235,152	5,198
Total Value and Income Earned	19,220,860				24,897,907	525,002

The accompanying Notes to Financial Statements are an integral part of this schedule.

Core Bond Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (100.9%)	Value
Asset-Backed Securities (5.1%)
	Carrington Mortgage Loan Trust
$650,000	0.363%, 8/25/2036[a]	$251,997
	Countrywide Asset-Backed Certificates
708,218	5.549%, 8/25/2021[b]	592,006
	Credit Based Asset Servicing and Securitization, LLC
810,178	5.501%, 12/25/2036	556,902
	First Horizon ABS Trust
2,043,801	0.343%, 10/25/2026[a,b]	1,666,295
1,798,897	0.373%, 10/25/2034[a,b]	943,684
	GMAC Mortgage Corporation Loan Trust
2,721,999	0.393%, 8/25/2035[a,b]	1,605,563
2,203,331	0.393%, 12/25/2036[a,b]	1,498,205
	Goldman Sachs Alternative Mortgage Products Trust
775,824	0.293%, 8/25/2036[a]	722,325
	Green Tree Financial Corporation
279,955	7.650%, 10/15/2027	291,260
	Popular ABS Mortgage Pass- Through Trust
900,000	5.297%, 11/25/2035	774,441
	Renaissance Home Equity Loan Trust
4,111,887	5.608%, 5/25/2036	3,286,343
1,000,000	5.285%, 1/25/2037	787,892
	Wachovia Asset Securitization, Inc.
2,741,900	0.353%, 7/25/2037[a,b,c]	2,127,130

	Total Asset-Backed Securities	15,104,043

Basic Materials (3.3%)
	Alcoa, Inc.
500,000	5.400%, 4/15/2021	507,684
	ArcelorMittal
1,000,000	6.125%, 6/1/2018	1,081,949
800,000	5.250%, 8/5/2020	804,184
	Corporacion Nacional del Cobre de Chile - Codelco
750,000	3.750%, 11/4/2020[d]	707,626
	Dow Chemical Company
800,000	8.550%, 5/15/2019	1,025,673
	Gold Fields Orogen Holding BVI, Ltd.
1,300,000	4.875%, 10/7/2020[d]	1,254,980
	Noble Group, Ltd.
1,200,000	6.750%, 1/29/2020[d]	1,272,000
	Rio Tinto Finance USA, Ltd.
800,000	9.000%, 5/1/2019	1,066,317
	Teck Resources, Ltd.
1,000,000	10.250%, 5/15/2016	1,207,500
	Vale Overseas, Ltd.
800,000	4.625%, 9/15/2020	791,457

	Total Basic Materials	9,719,370

Capital Goods (1.0%)
	Hutchinson Whampoa Finance, Ltd.
1,000,000	5.750%, 9/11/2019[d]	1,079,161
	Republic Services, Inc.
400,000	5.000%, 3/1/2020	420,449
800,000	5.250%, 11/15/2021	849,389
	Textron, Inc.
500,000	7.250%, 10/1/2019	582,184

	Total Capital Goods	2,931,183

Collateralized Mortgage Obligations (3.7%)
	Banc of America Mortgage Securities, Inc.
2,313,559	3.184%, 9/25/2035	1,981,691
	Bear Stearns Mortgage Funding Trust
637,771	0.493%, 8/25/2036[a]	198,808
	Chase Mortgage Finance Corporation
421,374	5.398%, 1/25/2036	66,808
	Countrywide Alternative Loan Trust
1,394,330	6.000%, 1/25/2037	988,976
	HomeBanc Mortgage Trust
1,768,429	3.086%, 4/25/2037	1,165,912
	J.P. Morgan Alternative Loan Trust
2,619,112	2.723%, 3/25/2036	1,723,392
	J.P. Morgan Mortgage Trust
229,919	5.935%, 6/25/2036	225,748
	Merrill Lynch Mortgage Investors, Inc.
2,195,475	2.744%, 6/25/2035	1,914,083
	Thornburg Mortgage Securities Trust
1,401,540	0.323%, 11/25/2046[a]	1,384,755
	WaMu Mortgage Pass Through Certificates
487,363	5.621%, 8/25/2046	415,402
	Wells Fargo Mortgage Backed Securities Trust
699,603	6.000%, 7/25/2037	658,365

	Total Collateralized Mortgage Obligations	10,723,940

Commercial Mortgage-Backed Securities (9.6%)
	Banc of America Commercial Mortgage, Inc.
500,000	5.658%, 4/10/2049	505,708
	Bear Stearns Commercial Mortgage Securities, Inc.
1,500,000	5.613%, 6/11/2050	1,548,931
5,000,000	0.369%, 3/15/2022[a,c]	4,807,225
	Citigroup/Deutsche Bank Commercial Mortgage
1,250,000	5.322%, 12/11/2049	1,342,013
	Commercial Mortgage Pass- Through Certificates
4,000,000	0.349%, 12/15/2020[a,c]	3,580,180
	Credit Suisse Mortgage Capital Certificates
3,396,851	0.389%, 10/15/2021[a,d]	3,285,478
1,200,000	5.467%, 9/15/2039	1,300,836
	Government National Mortgage Association
2,331,753	3.214%, 1/16/2040	2,411,037

The accompanying Notes to Financial Statements are an integral part of this schedule.

Core Bond Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (100.9%)	Value
Commercial Mortgage-Backed Securities (9.6%) - continued
	GS Mortgage Securities Corporation II
$3,000,000	1.317%, 3/6/2020[a,d]	$2,955,696
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
2,000,000	5.336%, 5/15/2047	2,148,544
	LB-UBS Commercial Mortgage Trust
700,000	5.866%, 9/15/2045	765,691
500,000	6.374%, 9/15/2045	525,251
	Morgan Stanley Capital, Inc.
800,000	5.406%, 3/15/2044	806,742
	Wachovia Bank Commercial Mortgage Trust
2,000,000	5.765%, 7/15/2045	2,210,288

	Total Commercial Mortgage- Backed Securities	28,193,620

Communications Services (3.6%)
	America Movil SAB de CV
800,000	5.000%, 3/30/2020	834,600
	American Tower Corporation
1,000,000	5.050%, 9/1/2020	981,717
	CBS Corporation
800,000	8.875%, 5/15/2019	1,018,178
	Cox Communications, Inc.
750,000	8.375%, 3/1/2039[d]	990,721
	Crown Castle Towers, LLC
800,000	6.113%, 1/15/2020[d]	865,820
800,000	4.883%, 8/15/2020[d]	796,194
	Frontier Communications
	Corporation
681,000	6.250%, 1/15/2013	716,753
	News America, Inc.
510,000	6.400%, 12/15/2035	538,057
	Rogers Communications, Inc.
130,000	8.750%, 5/1/2032	167,366
	SBA Tower Trust
800,000	5.101%, 4/15/2017[d]	820,000
	Telecom Italia Capital SA
975,000	5.250%, 10/1/2015	1,026,390
	Telemar Norte Leste SA
1,000,000	5.500%, 10/23/2020[d]	975,000
	Verizon Communications, Inc.
350,000	8.950%, 3/1/2039	491,954
	Virgin Media Secured Finance plc
400,000	5.250%, 1/15/2021[d]	409,216

	Total Communications Services	10,631,966

Consumer Cyclical (2.0%)
	CVS Caremark Corporation
1,000,000	6.125%, 9/15/2039	1,039,179
	Ford Motor Credit Company, LLC
600,000	7.000%, 4/15/2015	658,973
400,000	5.000%, 5/15/2018	400,216
	Harley-Davidson Financial Services, Inc.
750,000	3.875%, 3/15/2016[d]	755,933
	Home Depot, Inc.
250,000	4.400%, 4/1/2021	251,389
	Hyundai Motor Manufacturing Czech
1,000,000	4.500%, 4/15/2015[d]	1,034,499
	RCI Banque SA
300,000	4.600%, 4/12/2016[d]	304,827
	Wal-Mart Stores, Inc.
800,000	5.875%, 4/5/2027	888,199
	Wyndham Worldwide Corporation
500,000	7.375%, 3/1/2020	553,739

	Total Consumer Cyclical	5,886,954

Consumer Non-Cyclical (2.2%)
	Altria Group, Inc.
525,000	9.700%, 11/10/2018	699,026
	Anheuser-Busch InBev Worldwide, Inc.
800,000	5.375%, 11/15/2014	890,158
400,000	2.875%, 2/15/2016	403,285
	Archer-Daniels-Midland Company
175,000	4.479%, 3/1/2021	180,320
	Celgene Corporation
1,000,000	3.950%, 10/15/2020	956,544
	Colgate-Palmolive Company
500,000	2.625%, 5/1/2017	498,250
	HCA, Inc.
850,000	9.250%, 11/15/2016	911,625
	Kraft Foods, Inc.
1,000,000	5.375%, 2/10/2020	1,082,314
	McKesson Corporation
400,000	4.750%, 3/1/2021	412,980
	Quest Diagnostics, Inc.
350,000	4.700%, 4/1/2021	355,247

	Total Consumer Non-Cyclical	6,389,749

Energy (3.3%)
	Anadarko Petroleum Corporation
500,000	6.375%, 9/15/2017	564,730
	BP Capital Markets plc
1,000,000	4.500%, 10/1/2020	1,007,826
	CenterPoint Energy Resources Corporation
1,150,000	6.125%, 11/1/2017	1,296,551
	Forest Oil Corporation
1,000,000	7.250%, 6/15/2019	1,040,000
	International Petroleum Investment Company, Ltd.
1,000,000	5.000%, 11/15/2020[d]	996,250
	Occidental Petroleum Corporation
750,000	4.100%, 2/1/2021	759,095
	ONEOK Partners, LP
500,000	3.250%, 2/1/2016	504,699
	Petrobras International Finance Company
800,000	5.375%, 1/27/2021	811,310
	Schlumberger Norge AS
400,000	4.200%, 1/15/2021[d]	404,528
	Transocean, Inc.
800,000	7.375%, 4/15/2018	921,622
	Valero Energy Corporation
800,000	6.125%, 2/1/2020	886,589

The accompanying Notes to Financial Statements are an integral part of this schedule.

Core Bond Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (100.9%)	Value
Energy (3.3%) - continued
	Weatherford International, Ltd.
$500,000	5.125%, 9/15/2020	$510,976

	Total Energy	9,704,176

Financials (17.1%)
	Ally Financial, Inc.
400,000	4.500%, 2/11/2014	404,000
	American Express Bank FSB/Salt Lake City, UT
500,000	6.000%, 9/13/2017	565,717
	Axis Specialty Finance, LLC
1,100,000	5.875%, 6/1/2020	1,130,676
	Bank of America Corporation
1,040,000	5.625%, 7/1/2020	1,091,551
400,000	5.875%, 1/5/2021	426,648
	Barclays Bank plc
550,000	5.140%, 10/14/2020	534,876
	Barclays Bank plc, Convertible
2,000,000	1.000%, 6/25/2017[e]	2,316,400
	Bear Stearns Companies, LLC
800,000	6.400%, 10/2/2017	913,705
	Blackstone Holdings Finance Company, LLC
850,000	6.625%, 8/15/2019[d]	907,008
	Boston Properties, LP
800,000	4.125%, 5/15/2021	773,278
	Cantor Fitzgerald, LP
750,000	7.875%, 10/15/2019[d]	796,738
	Capital One Bank USA NA
900,000	8.800%, 7/15/2019	1,152,621
	Capital One Capital V
850,000	10.250%, 8/15/2039	918,000
	Citigroup, Inc.
300,000	6.500%, 8/19/2013	329,632
1,250,000	1.235%, 4/1/2014[a]	1,249,346
	CNA Financial Corporation
800,000	6.500%, 8/15/2016	895,826
500,000	5.750%, 8/15/2021	524,253
	Cooperative Centrale Raiffeisen- Boerenleenbank BA
1,200,000	4.750%, 1/15/2020[d]	1,261,264
500,000	11.000%, 12/29/2049[d,f]	652,500
	Credit Suisse Securities USA, LLC, Convertible
1,200,000	1.000%, 4/28/2017[e]	1,238,400
	Danske Bank AS
750,000	3.875%, 4/14/2016[d]	759,763
	Discover Bank
500,000	7.000%, 4/15/2020	562,265
	Fifth Third Bancorp
200,000	3.625%, 1/25/2016	202,917
650,000	5.450%, 1/15/2017	691,204
	General Electric Capital Corporation
800,000	4.375%, 9/16/2020	789,056
400,000	5.300%, 2/11/2021	415,054
300,000	6.750%, 3/15/2032	338,524
	Goldman Sachs Group, Inc., Convertible
5,520	2.600%, 3/16/2012[d,g]	85,510
21,850	0.250%, 11/7/2011[d,h]	595,303
128	0.050%, 3/30/2012[d,i]	98,328
	HCP, Inc.
800,000	5.375%, 2/1/2021	831,565
	Health Care REIT, Inc.
800,000	6.125%, 4/15/2020	859,570
	HSBC Holdings plc
750,000	5.100%, 4/5/2021	771,932
575,000	6.500%, 5/2/2036	597,511
	International Lease Finance Corporation
300,000	8.625%, 9/15/2015[d]	330,000
	Jefferies Group, Inc.
750,000	5.125%, 4/13/2018	754,728
	KeyCorp
450,000	5.100%, 3/24/2021	460,898
	Liberty Property, LP
630,000	5.500%, 12/15/2016	685,946
	Lloyds TSB Bank plc
600,000	6.500%, 9/14/2020[d]	612,281
	Merrill Lynch & Company, Inc.
475,000	6.875%, 4/25/2018	539,004
	Morgan Stanley
700,000	3.800%, 4/29/2016	702,461
800,000	7.300%, 5/13/2019	917,373
800,000	5.500%, 1/26/2020	818,876
	Nationwide Building Society
800,000	6.250%, 2/25/2020[d]	844,394
	Nordea Eiendomskreditt AS
750,000	1.875%, 4/7/2014[d]	756,242
	PNC Funding Corporation
800,000	5.125%, 2/8/2020	854,934
	Principal Financial Group, Inc.
800,000	8.875%, 5/15/2019	1,024,347
	Prudential Financial, Inc.
1,150,000	6.100%, 6/15/2017	1,287,873
390,000	5.700%, 12/14/2036	388,931
	Rabobank Capital Funding Trust II
405,000	5.260%, 12/29/2049[d,f,j]	407,915
	Reinsurance Group of America, Inc.
950,000	5.625%, 3/15/2017	1,011,399
1,000,000	6.450%, 11/15/2019	1,096,630
	Simon Property Group, LP
800,000	4.375%, 3/1/2021	797,113
	SLM Corporation
400,000	6.250%, 1/25/2016	424,138
400,000	8.000%, 3/25/2020	442,931
	Societe Generale
750,000	5.200%, 4/15/2021[d]	756,529
	State Street Capital Trust III
1,200,000	5.300%, 3/15/2042[a,f]	1,201,356
	SVB Financial Group
1,000,000	5.375%, 9/15/2020	994,485
	Swiss RE Capital I, LP
850,000	6.854%, 5/29/2049[d,f]	844,701
	Travelers Companies, Inc.
350,000	6.250%, 6/15/2037	382,014
	UnitedHealth Group, Inc.
550,000	6.500%, 6/15/2037	602,995
	USB Capital XIII Trust
800,000	6.625%, 12/15/2039	854,184
	Wachovia Bank NA
770,000	4.875%, 2/1/2015	831,163

The accompanying Notes to Financial Statements are an integral part of this schedule.

Core Bond Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (100.9%)	Value
Financials (17.1%) - continued
	Wachovia Corporation
$850,000	5.250%, 8/1/2014	$921,845
	Westpac Banking Corporation
750,000	1.037%, 3/31/2014[a,d]	751,753
	Willis North America, Inc.
760,000	6.200%, 3/28/2017	827,085

	Total Financials	49,807,465

Foreign Government (1.6%)
	Bank Nederlandse Gemeenten NV
1,250,000	4.375%, 2/16/2021[d]	1,286,250
	Chile Government International Bond
800,000	3.875%, 8/5/2020	786,000
	Corporacion Andina de Fomento
750,000	5.750%, 1/12/2017	820,732
	Mexico Government International Bond
750,000	6.050%, 1/11/2040	778,125
	Poland Government International Bond
750,000	5.125%, 4/21/2021	751,125

	Total Foreign Government	4,422,232

Mortgage-Backed Securities (21.4%)
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
5,150,000	3.500%, 5/1/2026[k]	5,211,960
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
19,200,000	4.500%, 5/1/2041[k]	19,754,995
5,150,000	5.000%, 5/1/2041[k]	5,435,665
19,500,000	5.500%, 5/1/2041[k]	20,986,875
10,200,000	6.000%, 5/1/2041[k]	11,153,068

	Total Mortgage-Backed Securities	62,542,563

Technology (0.3%)
	Affiliated Computer Services, Inc.
800,000	5.200%, 6/1/2015	869,419

	Total Technology	869,419

Transportation (1.8%)
	American Airlines Pass Through Trust
881,573	10.375%, 7/2/2019	1,029,236
	Continental Airlines, Inc.
777,899	7.250%, 11/10/2019	843,088
	CSX Corporation
800,000	3.700%, 10/30/2020	765,327
	Delta Air Lines, Inc.
500,000	4.950%, 11/23/2019	498,750
780,965	7.750%, 12/17/2019	859,062
	ERAC USA Finance, LLC
800,000	5.250%, 10/1/2020[d]	833,575
	US Airways Group, Inc.
400,000	6.250%, 4/22/2023	390,000

	Total Transportation	5,219,038

U.S. Government and Agencies (20.8%)
	Federal Home Loan Banks
2,400,000	0.192%, 2/10/2012[a]	2,399,309
	U.S. Treasury Bonds
1,500,000	4.500%, 5/15/2038	1,528,593
2,375,000	4.625%, 2/15/2040	2,461,464
	U.S. Treasury Notes
2,750,000	1.500%, 12/31/2013	2,795,116
500,000	1.750%, 1/31/2014	511,367
1,250,000	1.250%, 2/15/2014	1,260,743
4,000,000	2.250%, 5/31/2014	4,143,124
1,650,000	2.375%, 9/30/2014	1,713,423
11,000,000	2.000%, 1/31/2016	11,065,318
1,900,000	2.750%, 2/28/2018	1,914,398
11,775,000	3.625%, 2/15/2021	12,095,139
100,000	3.500%, 2/15/2039	85,281
	U.S. Treasury Notes, TIPS
5,614,386	2.500%, 7/15/2016	6,492,948
5,439,788	1.875%, 7/15/2019	6,084,065
5,967,024	1.125%, 1/15/2021	6,187,989

	Total U.S. Government and Agencies	60,738,277

U.S. Municipals (0.3%)
	North Texas Tollway Authority Revenue Bonds (Build America Bonds)
850,000	6.718%, 1/1/2049	868,428

	Total U.S. Municipals	868,428

Utilities (3.8%)
	Buckeye Partners, LP
400,000	4.875%, 2/1/2021	406,948
	Cleveland Electric Illuminating Company
825,000	5.700%, 4/1/2017	889,793
	Enterprise Products Operating, LLC
800,000	5.200%, 9/1/2020	843,461
	Exelon Generation Company, LLC
1,000,000	4.000%, 10/1/2020	943,808
515,000	5.750%, 10/1/2041	485,501
	FirstEnergy Solutions Corporation
850,000	4.800%, 2/15/2015	901,606
	ITC Holdings Corporation
775,000	6.050%, 1/31/2018[d]	853,700
	MidAmerican Energy Holdings Company
775,000	6.500%, 9/15/2037	868,250
	NiSource Finance Corporation
400,000	6.125%, 3/1/2022	440,912
	ONEOK Partners, LP
450,000	8.625%, 3/1/2019	573,060
	Pennsylvania Electric Company
800,000	5.200%, 4/1/2020	831,937
	Potomac Electric Power Company
600,000	7.900%, 12/15/2038	806,535
	Power Receivables Finance, LLC
185,438	6.290%, 1/1/2012[c]	185,926
	Union Electric Company
1,150,000	6.400%, 6/15/2017	1,322,861

The accompanying Notes to Financial Statements are an integral part of this schedule.

Core Bond Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (100.9%)	Value
Utilities (3.8%) - continued
	Williams Partners, LP
$800,000	5.250%, 3/15/2020	$850,811

	Total Utilities	11,205,109

	Total Long-Term Fixed Income (cost $292,210,825)	294,957,532

Shares	Mutual Funds (4.5%)	Value
Fixed Income Mutual Funds (4.5%)
2,646,014	Thrivent High Yield Fund	13,150,687

	Total Fixed Income Mutual Funds	13,150,687

	Total Mutual Funds (cost $9,800,000)	13,150,687

Shares	Preferred Stock (0.4%)	Value
Financials (0.4%)
4,850	Citigroup, Inc., Convertible, 7.500%	630,694
56,005	Federal National Mortgage Association, 8.250%[f,j]	114,250
16,000	HSBC Holdings plc, 8.000%[f]	438,880

	Total Financials	1,183,824

	Total Preferred Stock (cost $1,713,096)	1,183,824

Contracts	Options Purchased (<0.1%)	Value
	Put on 10-Yr. U.S. Treasury Bond Futures
150	$118.00, expires 5/21/2011	$7,032

	Total Options Purchased (cost $35,606)	7,032

Principal Amount	Short-Term Investments (12.6%)[l]	Value
	Federal Home Loan Bank Discount Notes
6,525,000	0.045%, 5/6/2011	6,524,952
16,360,000	0.041%, 5/11/2011[m]	16,359,793
10,000,000	0.040%, 5/18/2011	9,999,800
2,935,000	0.035%, 5/20/2011	2,934,943
	Federal Home Loan Mortgage Corporation Discount Notes
1,000,000	0.160%, 8/29/2011[n,o]	999,468

	Total Short-Term Investments (at amortized cost)	36,818,956

	Total Investments (cost $340,578,483) 118.4%	$346,118,031

	Other Assets and Liabilities, Net (18.4%)	(53,879,243)

	Total Net Assets 100.0%	$292,238,788

a	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of April 29, 2011.
b	All or a portion of the security is insured or guaranteed.
c

Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Core Bond Fund owned as of April 29, 2011.

Security	Acquisition Date	Amortized Cost
Bear Stearns Commercial Mortgage Securities, Inc.	3/30/2007	$5,000,000
Commercial Mortgage Pass-Through Certificates	10/18/2006	$4,000,000
Power Receivables Finance, LLC	9/30/2003	$185,384
Wachovia Asset Securitization, Inc.	3/16/2007	$2,741,900

d

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of April 29, 2011, the value of these investments was $32,341,683 or 11.1% of total net assets.

e	Denotes equity-linked structured securities. These securities are linked to the S&P 500 Index.
f	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
g	Security is displayed in shares. This security is an equity-linked structured security. This security is linked to the common stock of RadioShack Corporation.
h	Security is displayed in shares. This security is an equity-linked structured security. This security is linked to the common stock of Microsoft Corporation.
i	Security is displayed in shares. This security is an equity-linked structured security. This security is linked to the common stock of Kubota Corporation.
j	Non-income producing security.
k	Denotes investments purchased on a when-issued or delayed delivery basis.
l	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
m	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
n	At April 29, 2011, $439,766 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
o	At April 29, 2011, $559,702 of investments were pledged as collateral with the custodian under the agreement between the counterparty, the custodian and the fund for open swap contracts.

Definitions:
REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.
TIPS	-	Treasury Inflation Protected Security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Core Bond Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$14,747,157
Gross unrealized depreciation	(9,840,865)

Net unrealized appreciation (depreciation)	$4,906,292

Cost for federal income tax purposes	$341,211,739

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 29, 2011, in valuing Core Bond Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Long-Term Fixed Income
Asset-Backed Securities	15,104,043	–	15,104,043	–
Basic Materials	9,719,370	–	9,719,370	–
Capital Goods	2,931,183	–	2,931,183	–
Collateralized Mortgage Obligations	10,723,940	–	10,723,940	–
Commercial Mortgage-Backed Securities	28,193,620	–	28,193,620	–
Communications Services	10,631,966	–	9,811,966	820,000
Consumer Cyclical	5,886,954	–	5,886,954	–
Consumer Non-Cyclical	6,389,749	–	5,891,499	498,250
Energy	9,704,176	–	9,704,176	–
Financials	49,807,465	–	45,473,524	4,333,941
Foreign Government	4,422,232	–	4,422,232	–
Mortgage-Backed Securities	62,542,563	–	62,542,563	–
Technology	869,419	–	869,419	–
Transportation	5,219,038	–	5,219,038	–
U.S. Government and Agencies	60,738,277	–	60,738,277	–
U.S. Municipals	868,428	–	868,428	–
Utilities	11,205,109	–	11,205,109	–
Mutual Funds
Fixed Income Mutual Funds	13,150,687	13,150,687	–	–
Preferred Stock
Financials	1,183,824	1,183,824	–	–
Options Purchased	7,032	7,032	–	–
Short-Term Investments	36,818,956	–	36,818,956	–

Total	$346,118,031	$14,341,543	$326,124,297	$5,652,191

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	401,006	401,006	–	–

Total Asset Derivatives	$401,006	$401,006	$–	$–

Liability Derivatives
Futures Contracts	789,118	789,118	–	–
Credit Default Swaps	218,122	–	218,122	–

Total Liability Derivatives	$1,007,240	$789,118	$218,122	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

Core Bond Fund

Schedule of Investments as of April 29, 2011

(unaudited)

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Core Bond Fund.

Investments in Securities	Value October 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)*	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value April 29, 2011
Long-Term Fixed Income
Asset-Backed Securities	2,024,360	–	371,071	–	(268,301)	–	(2,127,130)	–
Basic Materials	747,150	–	(39,523)	–	–	–	(707,627)	–
Communications Services	–	–	(40,486)	–	–	860,486	–	820,000
Consumer Non-Cyclical	–	–	450	497,800	–	–	–	498,250
Financials	3,902,271	–	246,483	185,187	–	–	–	4,333,941
Transportation	3,710,995	123,704	(165,916)	–	(937,398)	–	(2,731,385)	–

Total	$10,384,776	$123,704	$372,079	$682,987	($1,205,699)	$860,486	($5,566,142)	$5,652,191

*	Includes the change in net unrealized appreciation/(depreciation) on level 3 securities held on April 29, 2011 of $266,933.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(100)	June 2011	($21,813,758)	($21,912,500)	($98,742)
5-Yr. U.S. Treasury Bond Futures	(45)	June 2011	(5,253,261)	(5,331,093)	(77,832)
10-Yr. U.S. Treasury Bond Futures	(270)	June 2011	(32,095,427)	(32,707,971)	(612,544)
20-Yr. U.S. Treasury Bond Futures	80	June 2011	9,388,994	9,790,000	401,006
Total Futures Contracts					($388,112)

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX HY, Series 16, 5 Year, at 5.00%; Bank of America	Buy	6/20/2016	$12,000,000	$236,227	($406,055)	($169,828)
CDX IG, Series 16, 5 Year, at 1.00%; J.P. Morgan Chase and Co.	Buy	6/20/2016	12,000,000	22,876	(71,170)	(48,294)
Total Credit Default Swaps					($477,225)	($218,122)

1

As the buyer of protection, Core Bond Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Core Bond Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.

2	The maximum potential amount of future payments Core Bond Fund could be required to make as the seller or receive as the buyer of protection.
3

The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Core Bond Fund

Schedule of Investments as of April 29, 2011

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 29, 2011, for Core Bond Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives

Interest Rate Contracts
Options Purchased	Investments in securities at value, Net Assets - Net unrealized appreciation/(depreciation) on Investments	$7,032
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	401,006
Total Interest Rate Contracts		408,038

Total Asset Derivatives		$408,038

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	789,118
Total Interest Rate Contracts		789,118

Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	218,122
Total Credit Contracts		218,122

Total Liability Derivatives		$1,007,240

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 29, 2011, for Core Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Options Purchased	Net realized gains/(losses) on Investments	(389,805)
Futures	Net realized gains/(losses) on Futures contracts	51,538

Total Interest Rate Contracts		(338,267)

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(524,979)
Total Credit Contracts		(524,979)

Total		($863,246)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 29, 2011, for Core Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Options Purchased	Change in net unrealized appreciation/(depreciation) on Investments	3,024
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	342,226
Total Interest Rate Contracts		345,250
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	18,061
Total Credit Contracts		18,061

Total		$363,311

The accompanying Notes to Financial Statements are an integral part of this schedule.

Core Bond Fund

Schedule of Investments as of April 29, 2011

(unaudited)

The following table presents Core Bond Fund’s average volume of derivative activity during the period ended April 29, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Interest Rate Contracts	$69,549,674	23.9%	N/A	N/A	186
Credit Contracts	N/A	N/A	$29,330,347	10.1%	N/A

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Core Bond Fund, is as follows:

Fund	Value October 31, 2010	Gross Purchases	Gross Sales	Shares Held at April 29, 2011	Value April 29, 2011	Income Earned November 1, 2010 - April 29, 2011
High Yield	$12,859,626	$–	$–	2,646,014	$13,150,687	$500,323
Total Value and Income Earned	12,859,626				13,150,687	500,323

The accompanying Notes to Financial Statements are an integral part of this schedule.

Government Bond Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (96.3%)	Value
Commercial Mortgage-Backed Securities (3.0%)
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificate
$970,134	3.342%, 12/25/2019	$987,873
	Government National Mortgage Association
983,003	2.164%, 3/16/2033	995,729
932,701	3.214%, 1/16/2040	964,415

	Total Commercial Mortgage- Backed Securities	2,948,017

Financials (9.4%)
	Achmea Hypotheekbank NV
1,000,000	3.200%, 11/3/2014[a]	1,045,687
	Bank of Montreal
750,000	2.625%, 1/25/2016[a]	756,309
	Bank of Nova Scotia
500,000	1.450%, 7/26/2013[a]	503,254
	Canadian Imperial Bank of Commerce
1,000,000	2.600%, 7/2/2015[a]	1,017,205
	Cie de Financement Foncier
1,000,000	2.250%, 3/7/2014[a]	1,007,275
	Dexia Credit Local SA
1,000,000	2.750%, 4/29/2014[a]	1,001,984
	International Bank for Reconstruction & Development
1,000,000	2.375%, 5/26/2015	1,031,428
	NCUA Guaranteed Notes
919,006	0.690%, 10/7/2020[b]	920,298
	Royal Bank of Canada
1,000,000	3.125%, 4/14/2015[a]	1,034,948
	Toronto-Dominion Bank
1,000,000	2.200%, 7/29/2015[a]	1,001,395

	Total Financials	9,319,783

Foreign Government (4.4%)
	Bank Nederlandse Gemeenten NV
1,875,000	4.375%, 2/16/2021[a]	1,929,375
	Finland Government International Bond
500,000	2.250%, 3/17/2016[a]	505,419
	Kommunalbanken AS
1,000,000	2.750%, 5/5/2015[a]	1,033,199
	Kreditanstalt fuer Wiederaufbau
825,000	1.250%, 6/15/2012	833,126

	Total Foreign Government	4,301,119

Mortgage-Backed Securities (6.4%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
1,500,000	6.000%, 5/1/2041[c]	1,637,813
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
750,000	3.500%, 5/1/2026[c]	759,023
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
3,000,000	4.500%, 5/1/2041[c,d]	3,086,718
750,000	5.000%, 5/1/2041[c]	791,602

	Total Mortgage-Backed Securities	6,275,156

U.S. Government and Agencies (73.1%)
	FDIC Structured Sale Guaranteed Notes
400,000	Zero Coupon, 1/7/2012[a]	397,932
400,000	Zero Coupon, 1/7/2014[a]	381,884
	Federal Agricultural Mortgage Corporation
1,000,000	2.125%, 9/15/2015	1,010,370
	Federal Home Loan Banks
3,250,000	5.375%, 5/18/2016	3,751,485
4,400,000	5.000%, 11/17/2017	4,988,135
	Federal Home Loan Mortgage Corporation
3,625,000	0.750%, 3/28/2013	3,632,489
1,800,000	2.500%, 1/7/2014	1,870,477
2,750,000	4.875%, 6/13/2018	3,093,998
	Federal National Mortgage Association
4,100,000	1.250%, 2/27/2014	4,121,168
25,000	4.375%, 10/15/2015	27,587
1,250,000	6.250%, 5/15/2029	1,520,502
	Tennessee Valley Authority
1,225,000	5.250%, 9/15/2039	1,298,634
	U.S. Treasury Bonds
750,000	6.500%, 11/15/2026	971,836
1,850,000	4.625%, 2/15/2040	1,917,351
	U.S. Treasury Bonds, TIPS
332,664	2.125%, 2/15/2040	362,135
	U.S. Treasury Notes
5,150,000	1.750%, 1/31/2014	5,267,080
225,000	1.250%, 2/15/2014	226,934
550,000	2.000%, 1/31/2016	553,266
2,800,000	2.625%, 2/29/2016	2,894,282
8,000,000	3.250%, 3/31/2017	8,405,000
500,000	2.250%, 11/30/2017	490,547
10,500,000	3.625%, 2/15/2021	10,785,474
2,125,000	7.625%, 2/15/2025	3,000,899
	U.S. Treasury Notes, TIPS
1,183,653	3.375%, 1/15/2012	1,237,749
1,616,395	2.000%, 1/15/2014	1,777,909
695,184	1.625%, 1/15/2015	764,865
1,914,150	0.500%, 4/15/2015	2,021,970
1,259,813	2.500%, 7/15/2016	1,456,954
1,494,430	2.625%, 7/15/2017	1,748,483
1,517,040	1.125%, 1/15/2021	1,573,218
322,765	2.375%, 1/15/2025	369,793

	Total U.S. Government and Agencies	71,920,406

	Total Long-Term Fixed Income (cost $91,857,187)	94,764,481

The accompanying Notes to Financial Statements are an integral part of this schedule.

Government Bond Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Contracts	Options Purchased (<0.1%)	Value
	Put on 10-Yr. U.S. Treasury Bond Futures
15	$118.00, expires 5/21/2011	$703

	Total Options Purchased (cost $3,561)	703

Principal Amount	Short-Term Investments (8.1%)[e]	Value
	Federal Home Loan Bank Discount Notes
5,000,000	0.050%, 5/6/2011	4,999,958
1,000,000	0.030%, 5/9/2011	999,993
2,000,000	0.035%, 5/20/2011	1,999,961

	Total Short-Term Investments (at amortized cost)	7,999,912

	Total Investments (cost $99,860,660) 104.4%	$102,765,096

	Other Assets and Liabilities, Net (4.4%)	(4,302,081)

	Total Net Assets 100.0%	$98,463,015

a

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of April 29, 2011, the value of these investments was $11,615,866 or 11.8% of total net assets.

b	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of April 29, 2011.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	All or a portion of the security was earmarked to cover written options.
e	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

TIPS	- Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$2,905,797
Gross unrealized depreciation	(7,865)

Net unrealized appreciation (depreciation)	$2,897,932

Cost for federal income tax purposes	$99,867,164

The accompanying Notes to Financial Statements are an integral part of this schedule.

Government Bond Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 29, 2011, in valuing Government Bond Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Long-Term Fixed Income
Commercial Mortgage-Backed Securities	2,948,017	–	2,948,017	–
Financials	9,319,783	–	9,319,783	–
Foreign Government	4,301,119	–	4,301,119	–
Mortgage-Backed Securities	6,275,156	–	6,275,156	–
U.S. Government and Agencies	71,920,406	–	71,920,406	–
Options Purchased	703	703	–	–
Short-Term Investments	7,999,912	–	7,999,912	–

Total	$102,765,096	$703	$102,764,393	$–

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Liability Derivatives
Call Options Written	29,219	–	–	29,219

Total Liability Derivatives	$29,219	$–	$–	$29,219

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Government Bond Fund.

Investments in Securities	Value October 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)*	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value April 29, 2011
Long-Term Fixed Income Financials	1,000,000	–	1,292	–	(80,994)	–	(920,298)	–

Total	$1,000,000	$–	$1,292	$–	($80,994)	$–	($920,298)	$–

Other Financial Instruments
Liability Derivatives
Call Options Written	3,094	–	18,219	–	7,906	–	–	29,219

Total	$3,094	$–	$18,219	$–	$7,906	$–	$–	$29,219

*	Includes the change in net unrealized appreciation/(depreciation) on level 3 securities held on April 29, 2011 of ($29,219)

Call Options Written	Number of Contracts	Exercise Price	Expiration Date	Value	Unrealized Gain/(Loss)
FNCL Mortgage Backed Call Options	2	$100.92	May 2011	($40,000)	($29,219)
Total Call Options Written				($40,000)	($29,219)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Government Bond Fund

Schedule of Investments as of April 29, 2011

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 29, 2011, for Government Bond Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives

Interest Rate Contracts
Options Purchased	Investments in securities at value, Net Assets - Net unrealized appreciation/(depreciation) on Investments	$703
Total Interest Rate Contracts		703

Total Asset Derivatives		$703

Liability Derivatives

Interest Rate Contracts
Options Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	29,219
Total Interest Rate Contracts		29,219

Total Liability Derivatives		$29,219

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 29, 2011, for Government Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Options Purchased	Change in net unrealized appreciation/(depreciation) on Investments	(2,858)
Written Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	(26,125)
Total Interest Rate Contracts		(28,983)

Total		($28,983)

The following table presents Government Bond Fund’s average volume of derivative activity during the period ended April 29, 2011.

Derivative Risk Category	Options (Contracts)
Interest Rate Contracts	30

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (95.6%)	Value
Asset-Backed Securities (13.9%)
	Avis Budget Rental Car Funding
$3,500,000	2.370%, 11/20/2014[a]	$3,500,000
	Bank of America Auto Trust
3,495,149	1.390%, 3/15/2014[a]	3,514,575
	Carrington Mortgage Loan Trust
1,000,000	0.363%, 8/25/2036[b]	387,688
	Chrysler Financial Auto Securitization
2,541,580	2.820%, 1/15/2016	2,576,263
	CIT Equipment
1,199,167	3.070%, 8/15/2016[a]	1,207,597
	Citibank Omni Master Trust
4,000,000	2.319%, 5/16/2016[a,b]	4,057,472
	CNH Equipment Trust
1,650,000	7.210%, 12/16/2013	1,743,410
	Countrywide Asset-Backed Certificates
404,696	5.549%, 8/25/2021[c]	338,289
	Countrywide Home Loans, Inc.
1,351,157	6.085%, 6/25/2021[c]	885,462
	Credit Based Asset Servicing and Securitization, LLC
850,688	5.501%, 12/25/2036	584,747
	Discover Card Master Trust
4,500,000	0.869%, 9/15/2015[b]	4,532,868
	First Franklin Mortgage Loan Asset-Backed Certificates
86,028	5.500%, 3/25/2036[d,e]	0
	First Horizon ABS Trust
500,769	0.343%, 9/25/2029[b,c]	391,488
	First National Master Note Trust
5,500,000	1.569%, 7/15/2015[b]	5,533,704
	Ford Credit Auto Owner Trust
1,623,800	3.960%, 5/15/2013	1,644,003
	Ford Credit Floor Plan Master Owner Trust
5,000,000	1.500%, 9/15/2015	5,004,735
	GE Capital Credit Card Master Note Trust
4,200,000	2.540%, 9/15/2014	4,231,109
3,650,000	3.690%, 7/15/2015	3,776,859
	GMAC Mortgage Corporation Loan Trust
816,600	0.393%, 8/25/2035[b,c]	481,669
1,152,223	5.750%, 10/25/2036[c]	718,325
1,652,498	0.393%, 12/25/2036[b,c]	1,123,654
	Goldman Sachs Alternative Mortgage Products Trust
2,064,963	0.293%, 8/25/2036[b]	1,922,568
	GSAMP Trust
2,063,284	0.393%, 2/25/2036[b]	1,789,437
	Harley-Davidson Motorcycle Trust
946,932	3.190%, 11/15/2013	956,639
	Household Home Equity Loan Trust
728,165	5.320%, 3/20/2036	728,012
	J.P. Morgan Mortgage Trust
968,713	2.864%, 2/25/2036	867,514
	John Deere Owner Trust
1,500,000	3.960%, 5/16/2016	1,552,056
	Mortgage Equity Conversion Asset Trust
2,635,264	0.790%, 1/25/2042[b,d]	2,521,684
2,592,739	0.730%, 2/25/2042[b,d]	2,482,807
	Nissan Auto Receivables Owner Trust
2,422,285	4.280%, 6/16/2014	2,464,011
3,000,000	4.740%, 8/17/2015	3,148,770
	Renaissance Home Equity Loan Trust
1,644,755	5.608%, 5/25/2036	1,314,537
750,000	5.285%, 1/25/2037	590,919
	Santander Drive Auto Receivables Trust
3,758,076	0.950%, 8/15/2013	3,762,089
	SLM Student Loan Trust
8,000,000	0.344%, 4/27/2020[b]	7,937,280
4,000,000	0.344%, 4/25/2022[b]	3,964,588
4,718,871	0.354%, 4/25/2023[b]	4,705,951
6,909,866	0.733%, 3/25/2026[b]	6,916,051
	Toyota Auto Receivables Owner Trust
7,000,000	1.270%, 12/16/2013	7,047,866
	USAA Auto Owner Trust
2,500,000	4.770%, 9/15/2014	2,617,395
	Volkswagen Auto Lease Trust
1,708,564	3.410%, 4/16/2012	1,717,790
	Volkswagen Auto Loan Enhanced Trust
1,500,000	1.310%, 1/20/2014	1,508,532
	Wachovia Asset Securitization, Inc.
1,028,212	0.353%, 7/25/2037[b,c,d]	797,674
	Wachovia Student Loan Trust
6,000,000	0.384%, 7/27/2020[b]	5,961,042
	World Financial Network Credit Card
7,000,000	4.600%, 9/15/2015	7,140,728
	World Omni Auto Receivables Trust
2,500,000	1.340%, 12/16/2013	2,512,778
1,000,000	5.120%, 5/15/2014	1,052,363
	World Omni Automobile Lease Securitization Trust
423,252	1.020%, 1/16/2012	423,367

	Total Asset-Backed Securities	124,638,365

Basic Materials (1.0%)
	ArcelorMittal
1,500,000	9.000%, 2/15/2015	1,805,274
1,750,000	3.750%, 8/5/2015	1,793,178
	Dow Chemical Company
1,500,000	4.850%, 8/15/2012	1,569,778
1,500,000	2.500%, 2/15/2016	1,469,418
	Noble Group, Ltd.
1,000,000	4.875%, 8/5/2015[a]	1,035,000
	Rio Tinto Finance USA, Ltd.
1,000,000	9.000%, 5/1/2019	1,332,897

	Total Basic Materials	9,005,545

Capital Goods (0.7%)
	CRH America, Inc.
1,500,000	4.125%, 1/15/2016	1,531,038

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (95.6%)	Value
Capital Goods (0.7%) - continued
	Hutchinson Whampoa Finance, Ltd.
$1,700,000	4.625%, 9/11/2015[a]	$1,812,953
	Textron, Inc.
1,300,000	6.200%, 3/15/2015	1,435,502
	Waste Management, Inc.
1,150,000	6.375%, 3/11/2015	1,316,910

	Total Capital Goods	6,096,403

Collateralized Mortgage Obligations (2.7%)
	American Home Mortgage Assets Trust
1,638,499	1.226%, 11/25/2046[b]	764,938
	Banc of America Mortgage Securities, Inc.
694,068	3.184%, 9/25/2035	594,507
	Bear Stearns Adjustable Rate Mortgage Trust
956,793	2.560%, 10/25/2035[b]	859,523
	Chase Mortgage Finance Corporation
619,668	5.398%, 1/25/2036	98,247
	Countrywide Alternative Loan Trust
1,581,454	5.500%, 11/25/2035	1,535,550
789,726	5.500%, 2/25/2036	677,584
873,093	6.000%, 1/25/2037	619,271
	Countrywide Home Loans, Inc.
1,219,303	2.730%, 3/20/2036	730,531
1,261,099	5.362%, 9/20/2036	759,574
	Deutsche Alt-A Securities, Inc.
1,955,353	1.076%, 4/25/2047[b]	1,207,954
	GSR Mortgage Loan Trust
2,405,685	0.403%, 8/25/2046[b]	1,991,393
	HomeBanc Mortgage Trust
1,010,531	3.086%, 4/25/2037	666,236
	Impac CMB Trust
340,146	0.533%, 8/25/2035[b]	256,757
	J.P. Morgan Alternative Loan Trust
1,961,715	2.723%, 3/25/2036	1,290,820
	J.P. Morgan Mortgage Trust
632,278	5.935%, 6/25/2036	620,809
897,362	5.597%, 10/25/2036	799,336
	Merrill Lynch Mortgage Investors, Inc.
1,562,739	2.744%, 6/25/2035	1,362,444
	Residential Accredit Loans, Inc.
944,896	3.810%, 9/25/2035	665,196
	Thornburg Mortgage Securities Trust
525,577	0.323%, 11/25/2046[b]	519,283
	Wachovia Mortgage Loan Trust, LLC
885,369	3.756%, 5/20/2036	646,988
	WaMu Mortgage Pass Through Certificates
1,702,110	1.186%, 10/25/2046[b]	1,126,021
2,064,240	1.126%, 12/25/2046[b]	1,345,717
1,954,680	1.046%, 1/25/2047[b]	1,161,127
	Washington Mutual Alternative Mortgage Pass-Through Certificates
1,589,539	1.226%, 9/25/2046[b]	748,786
2,373,474	1.056%, 2/25/2047[b]	1,221,757
	Washington Mutual Mortgage Pass-Through Certificates
665,622	0.503%, 10/25/2045[b]	557,057
	Wells Fargo Mortgage Backed Securities Trust
365,948	2.767%, 3/25/2036	320,844
1,330,112	2.811%, 3/25/2036	1,168,833

	Total Collateralized Mortgage Obligations	24,317,083

Commercial Mortgage-Backed Securities (9.4%)
	Banc of America Commercial Mortgage, Inc.
2,000,000	5.658%, 4/10/2049	2,022,830
	Banc of America Large Loan, Inc.
574,243	0.329%, 10/15/2019[a,b]	567,461
	Bank Nederlandse Gemeenten NV
3,500,000	1.500%, 3/28/2014[a]	3,507,420
	Bear Stearns Commercial Mortgage Securities, Inc.
4,500,000	5.613%, 6/11/2050	4,646,794
2,000,000	0.369%, 3/15/2022[b,d]	1,922,890
1,380,382	5.854%, 6/11/2040	1,430,457
4,210,625	5.205%, 2/11/2044	4,290,765
1,000,000	5.331%, 2/11/2044	1,068,495
	Citigroup/Deutsche Bank Commercial Mortgage
1,595,000	5.322%, 12/11/2049	1,712,408
	Commercial Mortgage Pass- Through Certificates
1,000,000	0.349%, 12/15/2020[b,d]	895,045
1,500,000	0.399%, 6/15/2022[b,d]	1,395,357
1,000,000	5.306%, 12/10/2046	1,081,510
	Credit Suisse First Boston Mortgage Securities Corporation
4,276,686	4.691%, 4/15/2037	4,378,694
	Credit Suisse Mortgage Capital Certificates
1,273,819	0.389%, 10/15/2021[a,b]	1,232,054
1,750,000	5.467%, 9/15/2039	1,897,052
	Government National Mortgage Association
2,964,389	2.870%, 3/16/2051	3,054,998
4,922,762	1.864%, 8/16/2031	4,943,467
6,733,570	2.164%, 3/16/2033	6,820,743
6,062,557	3.214%, 1/16/2040	6,268,696
	Greenwich Capital Commercial Funding Corporation
2,697,000	5.074%, 1/5/2036	2,795,503
4,500,000	5.224%, 4/10/2037	4,851,869
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
3,500,000	5.429%, 12/12/2043	3,824,104
1,985,000	5.336%, 5/15/2047	2,132,430

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (95.6%)	Value
Commercial Mortgage-Backed Securities (9.4%) - continued
	LB-UBS Commercial Mortgage Trust
$5,913,231	5.303%, 2/15/2040	$6,042,453
1,600,000	6.374%, 9/15/2045	1,680,805
	Morgan Stanley Capital, Inc.
1,600,000	5.406%, 3/15/2044	1,613,483
	NCUA Guaranteed Notes
4,784,850	1.600%, 10/29/2020	4,714,876
	Wachovia Bank Commercial Mortgage Trust
521,724	3.894%, 11/15/2035	522,321
1,500,000	5.765%, 7/15/2045	1,657,716
	WaMu Commercial Mortgage Securities Trust
359,195	3.830%, 1/25/2035[a]	361,651

	Total Commercial Mortgage-Backed Securities	83,334,347

Communications Services (2.0%)
	Alltel Corporation
1,325,000	7.000%, 7/1/2012	1,417,537
	CBS Corporation
1,500,000	8.875%, 5/15/2019	1,909,083
	Crown Castle Towers, LLC
1,750,000	4.523%, 1/15/2015[a]	1,819,116
1,500,000	3.214%, 8/15/2015[a]	1,510,764
850,000	4.174%, 8/15/2017[a]	854,843
	Qwest Corporation
3,000,000	8.875%, 3/15/2012	3,187,500
	SBA Tower Trust
3,500,000	4.254%, 4/15/2015[a]	3,683,302
	Telemar Norte Leste SA
500,000	5.500%, 10/23/2020[a]	487,500
	Time Warner Cable, Inc.
1,100,000	5.400%, 7/2/2012	1,157,521
1,650,000	7.500%, 4/1/2014	1,904,866

	Total Communications Services	17,932,032

Consumer Cyclical (1.1%)
	Daimler Finance North America, LLC
3,000,000	0.919%, 3/28/2014[a,b]	3,001,017
	Ford Motor Credit Company, LLC
1,500,000	7.000%, 4/15/2015	1,647,432
	Harley-Davidson Financial Services, Inc.
1,000,000	3.875%, 3/15/2016[a,f]	1,007,911
	RCI Banque SA
1,000,000	4.600%, 4/12/2016[a]	1,016,088
	Volkswagen International Finance NV
3,000,000	1.875%, 4/1/2014[a]	2,994,912

	Total Consumer Cyclical	9,667,360

Consumer Non-Cyclical (2.6%)
	Altria Group, Inc.
2,000,000	4.125%, 9/11/2015	2,103,634
	Anheuser-Busch InBev Worldwide, Inc.
2,500,000	0.824%, 1/27/2014[b]	2,513,027
2,000,000	5.375%, 11/15/2014	2,225,396
750,000	2.875%, 2/15/2016	756,160
	Bunge Limited Finance Corporation
1,000,000	4.100%, 3/15/2016	1,024,302
	Cargill, Inc.
1,000,000	5.200%, 1/22/2013[a]	1,068,553
	Celgene Corporation
1,500,000	2.450%, 10/15/2015	1,472,628
	Express Scripts, Inc.
1,500,000	3.125%, 5/15/2016	1,504,677
	Kraft Foods, Inc.
1,500,000	4.125%, 2/9/2016	1,575,696
	Kroger Company
1,000,000	5.000%, 4/15/2013	1,070,203
	McKesson Corporation
1,000,000	3.250%, 3/1/2016	1,021,967
	Quest Diagnostics, Inc
2,000,000	1.159%, 3/24/2014[b]	2,009,774
	Teva Pharmaceutical Finance III BV
2,000,000	0.809%, 3/21/2014[b]	2,011,512
	Wm. Wrigley, Jr. Company
2,500,000	1.684%, 6/28/2011[a,b]	2,500,950

	Total Consumer Non-Cyclical	22,858,479

Energy (3.8%)
	Anadarko Petroleum Corporation
1,000,000	6.375%, 9/15/2017	1,129,461
	BP Capital Markets plc
4,000,000	0.910%, 3/11/2014[b]	4,025,000
	Cenovus Energy, Inc.
1,000,000	4.500%, 9/15/2014	1,082,785
	CNPC HK Overseas Capital, Ltd.
1,750,000	3.125%, 4/28/2016[a]	1,745,189
	Energy Transfer Partners, LP
1,000,000	6.000%, 7/1/2013	1,088,280
	Enterprise Products Operating, LLC
2,500,000	3.200%, 2/1/2016	2,522,947
	International Petroleum Investment Company, Ltd.
1,000,000	3.125%, 11/15/2015[a]	987,500
	Kinder Morgan Energy Partners, LP
750,000	3.500%, 3/1/2016	765,693
	Nabors Industries, Inc., Convertible
3,000,000	0.940%, 5/15/2011	3,000,000
	Occidental Petroleum Corporation
2,000,000	1.450%, 12/13/2013	2,018,190
	ONEOK Partners, LP
2,750,000	3.250%, 2/1/2016	2,775,844
	Rowan Companies, Inc.
1,500,000	5.000%, 9/1/2017	1,592,190
	Schlumberger SA
2,500,000	2.650%, 1/15/2016[a]	2,534,795
	Statoil ASA
1,786,000	5.125%, 4/30/2014[a]	1,971,505
	Transocean, Inc., Convertible
2,500,000	1.500%, 12/15/2037	2,487,500

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (95.6%)	Value
Energy (3.8%) - continued
	Valero Energy Corporation
$1,000,000	4.500%, 2/1/2015	$1,066,245
350,000	6.125%, 2/1/2020	387,883
	Williams Partners, LP
2,000,000	3.800%, 2/15/2015	2,094,286
	Woodside Finance, Ltd.
1,000,000	8.125%, 3/1/2014[a]	1,156,159

	Total Energy	34,431,452

Financials (28.9%)
	Abbey National Treasury Services plc
1,500,000	3.875%, 11/10/2014[a]	1,530,159
	ABN Amro Bank NV
3,500,000	2.043%, 1/30/2014[a,b]	3,577,185
	Achmea Hypotheekbank NV
5,500,000	3.200%, 11/3/2014[a]	5,751,278
	Ally Financial, Inc.
1,250,000	4.500%, 2/11/2014	1,262,500
	American International Group, Inc.
1,500,000	5.050%, 10/1/2015	1,562,715
	Bank of America Corporation
2,000,000	1.693%, 1/30/2014[b]	2,033,968
	Bank of Montreal
3,250,000	2.625%, 1/25/2016[a]	3,277,339
	Bank of Nova Scotia
2,500,000	1.450%, 7/26/2013[a]	2,516,273
	Barclays Bank plc
1,500,000	2.375%, 1/13/2014	1,521,837
3,000,000	2.500%, 9/21/2015[a]	2,934,969
	Barclays Bank plc, Convertible
3,000,000	1.000%, 6/25/2017[g]	3,474,600
	BB&T Corporation
1,650,000	5.700%, 4/30/2014	1,829,264
	Bear Stearns Companies, LLC
1,500,000	6.400%, 10/2/2017	1,713,197
1,250,000	4.650%, 7/2/2018	1,293,776
	Berkshire Hathaway Finance Corporation
1,750,000	0.408%, 1/13/2012[b]	1,751,554
2,500,000	5.000%, 8/15/2013	2,716,800
2,000,000	2.450%, 12/15/2015	2,012,098
	BNP Paribas Home Loan Covered Bonds SA
4,500,000	2.200%, 11/2/2015[a]	4,370,931
	Caisse centrale Desjardins du Quebec
2,000,000	2.550%, 3/24/2016[a]	2,000,516
	Canadian Imperial Bank of Commerce
3,500,000	2.000%, 2/4/2013[a]	3,569,566
1,500,000	2.600%, 7/2/2015[a]	1,525,808
	Capital One Bank USA NA
500,000	8.800%, 7/15/2019	640,345
	CDP Financial, Inc.
4,000,000	3.000%, 11/25/2014[a]	4,129,036
	Cie de Financement Foncier
4,000,000	2.250%, 3/7/2014[a]	4,029,100
	CIGNA Corporation
500,000	4.500%, 3/15/2021	498,333
	Citigroup, Inc.
3,000,000	5.500%, 4/11/2013	3,211,407
2,400,000	1.235%, 4/1/2014[b]	2,398,745
	CME Group Index Services, LLC
1,500,000	4.400%, 3/15/2018[a]	1,556,870
	CNA Financial Corporation
2,000,000	6.500%, 8/15/2016	2,239,566
	Commonwealth Bank of Australia
3,300,000	2.500%, 12/10/2012[a]	3,391,278
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
3,000,000	1.850%, 1/10/2014	3,022,602
2,000,000	2.125%, 10/13/2015	1,958,846
	Credit Agricole Home Loan SFH
4,000,000	1.024%, 7/21/2014[a,b]	4,008,868
	Credit Suisse Securities USA, LLC, Convertible
3,000,000	1.000%, 4/28/2017[g]	3,096,000
	Danske Bank AS
3,000,000	3.875%, 4/14/2016[a]	3,039,051
	Dexia Credit Local SA
5,000,000	2.750%, 4/29/2014[a]	5,009,920
	DnB NOR Boligkreditt
3,500,000	2.900%, 3/29/2016[a]	3,518,274
	Duke Realty, LP
1,000,000	7.375%, 2/15/2015	1,142,267
	Fifth Third Bancorp
400,000	3.625%, 1/25/2016	405,833
	Fifth Third Bank
2,250,000	0.424%, 5/17/2013[b]	2,217,553
	FUEL Trust
1,250,000	4.207%, 4/15/2016[a]	1,276,385
	GATX Corporation
1,000,000	4.750%, 10/1/2012	1,043,860
1,000,000	4.750%, 5/15/2015	1,054,681
	General Electric Capital Corporation
3,000,000	0.570%, 9/15/2014[b]	2,963,337
2,500,000	2.250%, 11/9/2015	2,450,663
	Goldman Sachs Group, Inc., Convertible
64,950	2.600%, 3/16/2012[a,h]	1,006,140
66,550	0.250%, 11/7/2011[a,i]	1,813,155
1,278	0.050%, 3/30/2012[a,j]	981,744
	HCP, Inc.
2,000,000	2.700%, 2/1/2014	2,022,396
	Health Care REIT, Inc.
500,000	6.125%, 4/15/2020	537,232
	HSBC Bank plc
2,500,000	1.625%, 8/12/2013[a]	2,506,182
	ING Bank NV
5,500,000	2.500%, 1/14/2016[a]	5,353,205
1,750,000	4.000%, 3/15/2016[a]	1,778,180
	International Lease Finance Corporation
700,000	8.625%, 9/15/2015[a]	770,000
	Irish Life & Permanent plc
4,000,000	3.600%, 1/14/2013[a]	3,443,460
	Jefferies Group, Inc.
1,250,000	5.125%, 4/13/2018	1,257,880
	JPMorgan Chase & Company
3,000,000	1.057%, 9/30/2013[b]	3,010,857
	JPMorgan Chase Bank NA
1,000,000	5.875%, 6/13/2016	1,118,415

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (95.6%)	Value
Financials (28.9%) - continued
	KeyCorp
$2,000,000	3.750%, 8/13/2015	$2,052,856
	Landwirtschaftliche Rentenbank
5,000,000	0.510%, 3/15/2016[a,b]	4,988,205
	Lehman Brothers Holdings E-Capital Trust I
1,500,000	1.094%, 8/19/2065[b,k]	150
	Lincoln National Corporation
550,000	5.650%, 8/27/2012	580,224
650,000	4.750%, 2/15/2014	687,577
	Lloyds TSB Bank plc
3,500,000	4.375%, 1/12/2015[a]	3,619,066
300,000	6.500%, 9/14/2020[a]	306,141
	Merrill Lynch & Company, Inc.
1,000,000	6.050%, 5/16/2016	1,075,956
	MetLife, Inc.
3,500,000	1.561%, 8/6/2013[b]	3,544,796
	Metropolitan Life Global Funding
1,320,000	5.125%, 4/10/2013[a]	1,413,374
	Morgan Stanley
1,000,000	4.750%, 4/1/2014	1,051,955
2,000,000	4.200%, 11/20/2014	2,083,734
2,500,000	3.800%, 4/29/2016	2,508,790
	National Australia Bank, Ltd.
3,500,000	2.250%, 4/11/2014[a]	3,523,313
	National Bank of Canada
2,000,000	1.650%, 1/30/2014[a]	2,017,952
	Nationwide Building Society
2,000,000	4.650%, 2/25/2015[a]	2,078,712
	NCUA Guaranteed Notes
4,595,029	0.690%, 10/7/2020[b]	4,601,491
4,486,770	0.586%, 12/7/2020[b]	4,493,483
	Network Rail Infrastructure Finance plc
6,000,000	1.500%, 1/13/2014[a,f]	5,989,234
	New York Life Global Funding
2,000,000	2.250%, 12/14/2012[a]	2,045,130
2,000,000	3.000%, 5/4/2015[a]	2,043,110
	Nordea Eiendomskreditt AS
4,000,000	1.875%, 4/7/2014[a]	4,033,288
	ORIX Corporation
2,500,000	5.000%, 1/12/2016	2,578,265
	PNC Funding Corporation
2,000,000	3.000%, 5/19/2014	2,058,460
	Prudential Financial, Inc.
2,000,000	5.100%, 9/20/2014	2,176,782
1,000,000	6.100%, 6/15/2017	1,119,890
	Rabobank Capital Funding Trust II
1,012,000	5.260%, 12/29/2049[a,l,m]	1,019,283
	Reinsurance Group of America, Inc.
1,500,000	6.450%, 11/15/2019	1,644,945
	Royal Bank of Canada
4,175,000	3.125%, 4/14/2015[a]	4,320,908
	Santander US Debt SA Unipersonal
750,000	2.991%, 10/7/2013[a]	757,315
	SLM Corporation
1,000,000	8.000%, 3/25/2020	1,107,327
	Societe Generale
3,000,000	1.326%, 4/11/2014[a,b]	3,004,326
	Stadshypotek AB
4,000,000	0.857%, 9/30/2013[a,b]	3,995,348
	Standard Chartered plc
1,000,000	3.850%, 4/27/2015[a]	1,039,861
	State Street Capital Trust III
1,000,000	5.300%, 3/15/2042[b,l]	1,001,130
	Svenske Exportkredit AB
2,500,000	3.250%, 9/16/2014	2,632,543
	Swedbank AB
2,500,000	2.800%, 2/10/2012[a]	2,545,855
	Swedbank Hypotek AB
5,000,000	0.759%, 3/28/2014[a,b]	5,028,850
	TD Ameritrade Holding Corporation
2,500,000	4.150%, 12/1/2014	2,637,795
	Toronto-Dominion Bank
2,500,000	2.200%, 7/29/2015[a,f]	2,503,487
	U.S. Bank National Association
3,000,000	3.778%, 4/29/2020	3,091,050
	U.S. Central Federal Credit Union
3,500,000	1.900%, 10/19/2012	3,571,677
	UBS AG of Stamford, Connecticut
3,000,000	2.250%, 8/12/2013	3,048,999
	Union Bank NA
3,000,000	2.125%, 12/16/2013	3,037,170
	UnitedHealth Group, Inc.
1,000,000	5.500%, 11/15/2012	1,069,766
	Vestjysk Bank AS
5,500,000	0.859%, 6/17/2013[a,b]	5,538,830
	Wachovia Corporation
2,000,000	5.250%, 8/1/2014	2,169,046
	WEA Finance, LLC/WT Finance Australia, Pty, Ltd.
1,650,000	5.750%, 9/2/2015[a]	1,830,322
	Westpac Banking Corporation
3,000,000	1.037%, 3/31/2014[a,b]	3,007,014

	Total Financials	258,402,780

Foreign Government (3.2%)
	Corporacion Andina de Fomento
2,500,000	5.750%, 1/12/2017	2,735,775
	European Investment Bank
6,000,000	1.250%, 2/14/2014	6,022,068
	Finland Government International Bond
3,000,000	2.250%, 3/17/2016[a]	3,032,511
	Kommunalbanken AS
5,000,000	2.750%, 5/5/2015[a]	5,165,995
	Kreditanstalt fuer Wiederaufbau
5,500,000	1.250%, 6/15/2012	5,554,175
	Mexico Government International Bond
750,000	5.125%, 1/15/2020	792,750
	Nova Scotia Government Notes
2,000,000	2.375%, 7/21/2015	2,033,792
	Petrobras International Finance Company - Pifco
2,000,000	3.875%, 1/27/2016	2,027,556
	Poland Government International Bond
1,250,000	5.125%, 4/21/2021	1,251,875

	Total Foreign Government	28,616,497

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Principal Amount	Long-Term Fixed Income (95.6%)	Value
Mortgage-Backed Securities (3.3%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
$2,027,497	6.500%, 9/1/2037	$2,279,766
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
2,500,000	3.500%, 5/1/2026[n]	2,530,078
	Federal National Mortgage Association Conventional 20-Yr. Pass Through
1,908,771	6.000%, 8/1/2024	2,112,553
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
2,495,397	5.870%, 9/1/2037[b]	2,685,965
1,385,095	5.722%, 10/1/2037[b]	1,488,358
9,355,000	5.500%, 5/1/2041[n]	10,068,319
7,500,000	6.000%, 5/1/2041[n]	8,200,785

	Total Mortgage-Backed Securities	29,365,824

Technology (0.2%)
	Affiliated Computer Services, Inc.
1,000,000	5.200%, 6/1/2015	1,086,774
	Symantec Corporation
1,000,000	2.750%, 9/15/2015	984,190

	Total Technology	2,070,964

Transportation (1.4%)
	American Airlines Pass Through Trust
1,250,000	5.250%, 7/31/2021	1,212,500
	Continental Airlines, Inc.
1,350,000	6.750%, 9/15/2015[a]	1,360,125
1,944,749	7.250%, 11/10/2019	2,107,719
	CSX Corporation
1,500,000	6.250%, 4/1/2015	1,714,804
	Delta Air Lines, Inc.
250,000	6.750%, 5/23/2017	240,325
1,000,000	6.375%, 7/2/2017	960,000
1,464,309	7.750%, 12/17/2019	1,610,741
	Erac USA Finance Company
2,500,000	2.750%, 7/1/2013[a]	2,541,043
	US Airways Group, Inc.
1,200,000	6.250%, 4/22/2023	1,170,000

	Total Transportation	12,917,257

U.S. Government and Agencies (20.4%)
	FDIC Structured Sale Guaranteed Notes
6,000,000	Zero Coupon, 1/7/2013[a]	5,886,840
3,491,940	0.711%, 11/29/2037[a,b]	3,491,940
	Federal Agricultural Mortgage Corporation
4,000,000	1.250%, 12/6/2013	4,016,860
2,500,000	2.125%, 9/15/2015	2,525,925
	Federal Farm Credit Bank
5,000,000	1.375%, 6/25/2013	5,074,135
	Federal Home Loan Banks
6,000,000	0.192%, 2/10/2012[b]	5,998,272
7,500,000	1.375%, 5/28/2014	7,527,367
	Federal National Mortgage Association
3,500,000	1.250%, 2/27/2014	3,518,071
4,000,000	1.600%, 11/23/2015	3,920,672
	U.S. Treasury Bonds
75,000	4.625%, 2/15/2040	77,730
	U.S. Treasury Notes
4,500,000	0.625%, 12/31/2012	4,510,899
3,000,000	0.750%, 12/15/2013	2,991,327
12,000,000	1.500%, 12/31/2013	12,196,872
13,500,000	1.750%, 1/31/2014	13,806,909
7,500,000	1.250%, 2/15/2014	7,564,455
17,200,000	2.250%, 5/31/2014	17,815,433
10,000,000	2.375%, 9/30/2014	10,384,380
41,500,000	2.000%, 1/31/2016	41,746,427
3,975,000	2.750%, 2/28/2018	4,005,123
1,200,000	3.625%, 2/15/2021	1,232,626
	U.S. Treasury Notes, TIPS
5,477,450	2.500%, 7/15/2016	6,334,583
5,802,440	1.875%, 7/15/2019	6,489,669
10,619,280	1.125%, 1/15/2021	11,012,523

	Total U.S. Government and Agencies	182,129,038

U.S. Municipals (0.1%)
	Houston, Texas Combined Utility System Revenue Refunding Bonds
650,000	5.000%, 5/15/2034[b,o]	650,942

	Total U.S. Municipals	650,942

Utilities (0.9%)
	CMS Energy Corporation
1,000,000	4.250%, 9/30/2015	1,022,754
	Commonwealth Edison Company
1,700,000	1.625%, 1/15/2014	1,703,118
	Enterprise Products Operating, LLC
1,500,000	5.200%, 9/1/2020	1,581,489
	National Rural Utilities Cooperative Finance Corporation
1,350,000	5.500%, 7/1/2013	1,475,631
	Oncor Electric Delivery Company
1,300,000	5.750%, 9/30/2020[a]	1,397,933
	ONEOK Partners, LP
350,000	8.625%, 3/1/2019	445,714
	Power Receivables Finance, LLC
61,813	6.290%, 1/1/2012[d]	61,975
	Virginia Electric & Power Company
640,000	5.100%, 11/30/2012	681,626

	Total Utilities	8,370,240

	Total Long-Term Fixed Income (cost $852,099,584)	854,804,608

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Shares	Mutual Funds (1.2%)	Value
Fixed Income Mutual Funds (1.2%)
2,247,228	Thrivent High Yield Fund	$11,168,725

	Total Fixed Income Mutual Funds	11,168,725

	Total Mutual Funds (cost $8,300,000)	11,168,725

Shares	Preferred Stock (0.4%)	Value
Financials (0.4%)
20,000	CalEnergy Capital Trust III, Convertible, 6.500%	1,004,000
10,250	Citigroup, Inc., Convertible,
	7.500%	1,332,910
72,400	Federal National Mortgage Association, 8.250%[l,m]	147,696
39,000	HSBC Holdings plc, 8.000%[l]	1,069,770

	Total Financials	3,554,376

	Total Preferred Stock (cost $4,548,226)	3,554,376

Contracts	Options Purchased (<0.1%)	Value
	Put on 10-Yr. U.S. Treasury Bond Futures
125	$118.00, expires 5/21/2011	$5,860

	Total Options Purchased (cost $29,672)	5,860

Shares	Collateral Held for Securities Loaned (0.7%)	Value
5,845,100	Thrivent Financial Securities Lending Trust	$5,845,100

	Total Collateral Held for Securities Loaned (cost $5,845,100)	5,845,100

Principal Amount	Short-Term Investments (3.9%)[p]	Value
	Federal Home Loan Bank Discount Notes
4,000,000	0.050%, 5/6/2011	3,999,967
10,000,000	0.039%, 5/11/2011[q]	9,999,881
5,525,000	0.040%, 5/17/2011	5,524,896
	Federal Home Loan Mortgage Corporation Discount Notes
12,800,000	0.030%, 5/9/2011	12,799,904
2,250,000	0.158%, 8/29/2011[r,s]	2,248,816

	Total Short-Term Investments (at amortized cost)	34,573,464

	Total Investments (cost $905,396,046) 101.8%	$909,952,133

	Other Assets and Liabilities, Net (1.8%)	(16,070,162)

	Total Net Assets 100.0%	$893,881,971

a

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of April 29, 2011, the value of these investments was $217,326,470 or 24.3% of total net assets.

b	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of April 29, 2011.
c	All or a portion of the security is insured or guaranteed.
d

Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Limited Maturity Bond Fund owned as of April 29, 2011.

Security	Acquisition Date	Amortized Cost
Bear Stearns Commercial Mortgage Securities, Inc.	3/30/2007	$2,000,000
Commercial Mortgage Pass- Through Certificates	5/2/2007	$1,500,000
Commercial Mortgage Pass- Through Certificates	10/18/2006	$1,000,000
First Franklin Mortgage Loan Asset-Backed Certificates	4/19/2006	$85,895
Mortgage Equity Conversion Asset Trust	1/18/2007	$2,635,264
Mortgage Equity Conversion Asset Trust	2/14/2007	$2,592,739
Power Receivables Finance, LLC	9/30/2003	$61,795
Wachovia Asset Securitization, Inc.	3/16/2007	$1,028,212

e	Defaulted security. Interest is not being accrued.
f	All or a portion of the security is on loan.
g	Denotes equity-linked structured securities. These securities are linked to the S&P 500 Index.
h	Security is displayed in shares. This security is an equity-linked structured security. This security is linked to the common stock of RadioShack Corporation.
i	Security is displayed in shares. This security is an equity-linked structured security. This security is linked to the common stock of Microsoft Corporation.
j	Security is displayed in shares. This security is an equity-linked structured security. This security is linked to the common stock of Kubota Corporation.
k	In bankruptcy. Interest is not being accrued.
l	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
m	Non-income producing security.
n	Denotes investments purchased on a when-issued or delayed delivery basis.
o

Denotes securities that have been pre-refunded or escrowed to maturity. Under such an arrangement, money is deposited into an irrevocable escrow account and is used to purchase U.S. Treasury securities or government agency securities with maturing principal and interest earnings sufficient to pay all debt service requirements of the pre-refunded bonds.

p	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
q	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
r	At April 29, 2011, $1,649,132 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of April 29, 2011

(unaudited)

s	At April 29, 2011, $599,684 of investments were pledged as collateral with the custodian under the agreement between the counterparty, the custodian and the fund for open swap contracts.

Definitions:

REIT	- Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.
TIPS	- Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$21,248,939
Gross unrealized depreciation	(17,092,906)

Net unrealized appreciation (depreciation)	$4,156,033

Cost for federal income tax purposes	$905,796,100

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 29, 2011, in valuing Limited Maturity Bond Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Long-Term Fixed Income
Asset-Backed Securities	124,638,365	–	116,133,874	8,504,491
Basic Materials	9,005,545	–	9,005,545	–
Capital Goods	6,096,403	–	6,096,403	–
Collateralized Mortgage Obligations	24,317,083	–	24,317,083	–
Commercial Mortgage-Backed Securities	83,334,347	–	83,334,347	–
Communications Services	17,932,032	–	17,932,032	–
Consumer Cyclical	9,667,360	–	9,667,360	–
Consumer Non-Cyclical	22,858,479	–	22,858,479	–
Energy	34,431,452	–	34,431,452	–
Financials	258,402,780	–	248,031,141	10,371,639
Foreign Government	28,616,497	–	28,616,497	–
Mortgage-Backed Securities	29,365,824	–	29,365,824	–
Technology	2,070,964	–	2,070,964	–
Transportation	12,917,257	–	12,917,257	–
U.S. Government and Agencies	182,129,038	–	178,637,098	3,491,940
U.S. Municipals	650,942	–	650,942	–
Utilities	8,370,240	–	8,370,240	–

Mutual Funds
Fixed Income Mutual Funds	11,168,725	11,168,725	–	–

Preferred Stock
Financials	3,554,376	2,550,376	1,004,000	–
Options Purchased	5,860	5,860	–	–
Collateral Held for Securities Loaned	5,845,100	5,845,100	–	–
Short-Term Investments	34,573,464	–	34,573,464	–

Total	$909,952,133	$19,570,061	$868,014,002	$22,368,070

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	50,126	50,126	–	–

Total Asset Derivatives	$50,126	$50,126	$–	$–

Liability Derivatives
Futures Contracts	2,296,899	2,296,899	–	–
Credit Default Swaps	236,300	–	236,300	–

Total Liability Derivatives	$2,533,199	$2,296,899	$236,300	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of April 29, 2011

(unaudited)

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Limited Maturity Bond Fund.

Investments in Securities	Value October 31, 2010	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)*	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value April 29, 2011
Long-Term Fixed Income
Asset-Backed Securities	5,826,035	–	187,272	3,499,298	(210,440)	–	(797,674)	8,504,491
Financials	12,911,525	–	466,148	2,000,428	(404,971)	–	(4,601,491)	10,371,639
Mortgage-Backed Securities	4,334,031	–	–	–	(842,091)	–	–	3,491,940
Transportation	6,283,000	152,453	(240,010)	–	(2,476,983)	–	(3,718,460)	–

Total	$29,354,591	$152,453	$413,410	$5,499,726	($3,934,485)	$–	($9,117,625)	$22,368,070

*	Includes the change in net unrealized appreciation/(depreciation) on level 3 securities held on April 29, 2011 of $502,251

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(85)	June 2011	($18,541,694)	($18,625,625)	($83,931)
5-Yr. U.S. Treasury Bond Futures	(1,100)	June 2011	(128,567,736)	(130,315,625)	(1,747,889)
10-Yr. U.S. Treasury Bond Futures	(205)	June 2011	(24,368,750)	(24,833,829)	(465,079)
20-Yr. U.S. Treasury Bond Futures	10	June 2011	1,173,624	1,223,750	50,126
Total Futures Contracts					($2,246,773)

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/ (Loss)
CDX HY, Series 16, 5 Year, at 5.00%; Bank of America	Buy	6/20/2016	$13,000,000	$255,912	($439,893)	($183,981)
CDX IG, Series 16, 5 Year, at 1.00%; J.P. Morgan Chase and Co.	Buy	6/20/2016	13,000,000	24,782	(77,101)	(52,319)
Total Credit Default Swaps					($516,994)	($236,300)

[1]

As the buyer of protection, Limited Maturity Bond Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Limited Maturity Bond Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.

[2]	The maximum potential amount of future payments Limited Maturity Bond Fund could be required to make as the seller or receive as the buyer of protection.
[3]

The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of April 29, 2011

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 29, 2011, for Limited Maturity Bond Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives

Interest Rate Contracts
Options Purchased	Investments in securities at value, Net Assets - Net unrealized appreciation/(depreciation) on Investments	$5,860
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	50,126
Total Interest Rate Contracts		55,986

Total Asset Derivatives		$55,986

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	2,296,899
Total Interest Rate Contracts		2,296,899
Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	236,300
Total Credit Contracts		236,300

Total Liability Derivatives		$2,533,199

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 29, 2011, for Limited Maturity Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Options Purchased	Net realized gains/(losses) on Investments	(408,626)
Futures	Net realized gains/(losses) on Futures contracts	1,920,463
Total Interest Rate Contracts		1,511,837

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(615,600)
Total Credit Contracts		(615,600)

Total		$896,237

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 29, 2011, for Limited Maturity Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Options Purchased	Change in net unrealized appreciation/(depreciation) on Investments	10,658
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	134,881
Total Interest Rate Contracts		145,539
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	20,918
Total Credit Contracts		20,918

Total		$166,457

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of April 29, 2011

(unaudited)

The following table presents Limited Maturity Bond Fund’s average volume of derivative activity during the period ended April 29, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Interest Rate Contracts	$174,408,228	20.7%	N/A	N/A	255
Credit Contracts	N/A	N/A	$31,938,988	3.8%	N/A

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Limited Maturity Bond Fund, is as follows:

Fund	Value October 31, 2010	Gross Purchases	Gross Sales	Shares Held at April 29, 2011	Value April 29, 2011	Income Earned November 1, 2010 - April 29, 2011
High Yield	$10,921,529	$–	$–	2,247,228	$11,168,725	$424,918
Thrivent Financial Securities Lending Trust	6,975,715	63,588,314	64,718,929	5,845,100	5,845,100	6,278
Total Value and Income Earned	17,897,244				17,013,825	431,196

The accompanying Notes to Financial Statements are an integral part of this schedule.

Money Market Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Principal Amount	Asset Backed Commercial Paper (15.3%)[a]	Value
	Bryant Park Funding, LLC
$6,480,000	0.120%, 5/2/2011[b]	$6,479,957
	Dealers Capital Access
6,700,000	0.420%, 5/24/2011[b]	6,698,124
5,100,000	0.450%, 6/1/2011[b]	5,097,960
6,600,000	0.340%, 6/3/2011[b]	6,597,881
5,160,000	0.350%, 6/7/2011[b]	5,158,094
6,490,000	0.355%, 6/22/2011[b]	6,486,608
	Golden Funding Corporation
4,400,000	0.210%, 5/2/2011[b]	4,399,949
6,454,000	0.320%, 5/26/2011[b]	6,452,508
	Kells Funding, LLC
6,885,000	0.390%, 6/17/2011[b]	6,881,420
6,950,000	0.400%, 8/10/2011[b]	6,942,123
6,670,000	0.340%, 8/17/2011[b]	6,663,134
	Nieuw Amsterdam Receivables Corporation
3,360,000	0.300%, 5/11/2011[b]	3,359,692
	Straight-A Funding, LLC
6,940,000	0.250%, 5/3/2011[b]	6,939,855
6,700,000	0.250%, 5/20/2011[b]	6,699,069
	Thunder Bay Funding, LLC
6,700,000	0.270%, 6/27/2011[b]	6,697,086
6,700,000	0.270%, 6/28/2011[b]	6,697,035

	Total Asset Backed Commercial Paper	98,250,495

Principal Amount	Financial Company Commercial Paper (20.2%)[a]	Value
	Alliancebernstein
11,185,000	0.110%, 5/2/2011	11,184,932
11,500,000	0.140%, 5/3/2011	11,499,866
	Credit Suisse First Boston, Inc.
6,940,000	0.300%, 6/23/2011	6,936,877
	General Electric Capital Corporation
8,500,000	1.190%, 8/22/2011[b]	8,604,378
6,970,000	0.659%, 9/28/2011[b,c]	6,980,391
	New York Life Global Funding
7,950,000	0.434%, 6/16/2011[b,c,d]	7,951,435
	NRW Bank
6,800,000	0.300%, 5/11/2011	6,799,377
	Rabobank Nederland NV
5,415,000	0.511%, 8/5/2011[c,d]	5,417,663
	Rabobank Nederland NV/NY
7,400,000	0.320%, 12/6/2011[b,c]	7,400,000
	Rabobank USA Finance Corporation
6,880,000	0.360%, 7/26/2011[b]	6,874,014
	Royal Bank of Canada
9,000,000	0.709%, 6/23/2011[c]	9,005,512
	Santander CP SA
6,420,000	0.300%, 5/16/2011[b]	6,419,144
	Svenska Handelsbanken NY
6,940,000	0.350%, 8/3/2011	6,940,091
	Toronto-Dominion Bank NY
3,700,000	0.281%, 10/28/2011[c]	3,700,000
3,485,000	0.307%, 1/12/2012[c]	3,485,000
	UBS AG
6,820,000	0.335%, 6/30/2011	6,820,000
	Wells Fargo & Company
5,470,000	0.482%, 8/26/2011	5,556,030
6,990,000	0.364%, 1/24/2012[c]	6,993,711

	Total Financial Company Commercial Paper	128,568,421

Principal Amount	Government Agency Debt (19.9%)[a]	Value
	Caisse D’Amortissement de la Dette Sociale
6,800,000	0.300%, 6/2/2011	6,798,130
6,700,000	0.290%, 6/23/2011	6,697,085
	Federal Farm Credit Bank
7,320,000	0.190%, 8/8/2012[b,c]	7,318,885
	Federal Home Loan Banks
5,000,000	0.137%, 8/12/2011[b,c]	4,992,482
7,800,000	0.170%, 9/20/2011[b,c]	7,800,000
7,900,000	0.220%, 3/20/2012[b,c]	7,899,283
	Federal Home Loan Mortgage Corporation
15,380,000	0.174%, 9/19/2011[b,c]	15,376,907
8,300,000	0.163%, 12/21/2011[b,c]	8,297,265
3,500,000	0.090%, 1/13/2012[b,c]	3,497,476
8,300,000	0.090%, 1/25/2012[b,c]	8,285,582
	Federal National Mortgage Association
9,000,000	0.174%, 9/19/2011[b,c]	8,998,580
8,000,000	0.320%, 9/13/2012[b,c]	8,002,209
8,000,000	0.246%, 9/17/2012[b,c]	8,000,000
3,700,000	0.290%, 11/23/2012[b,c]	3,698,861
	Overseas Private Investment Corporation
2,415,000	0.503%, 12/9/2011[b]	2,512,498
8,830,000	0.650%, 12/9/2011[b]	8,830,000
	U.S. Central Federal Credit Union
10,250,000	0.275%, 10/19/2011[b,c]	10,250,000

	Total Government Agency Debt	127,255,243

Shares	Investment Company (8.0%)	Value
	AIM Investments Institutional Government and Agency Portfolio
100,000	0.020%	100,000
	BlackRock Cash Funds
25,673,000	0.180%	25,673,000
	Dreyfus Institutional Cash Advantage Fund
25,380,000	0.130%	25,380,000
	DWS Money Market Series
182,000	0.110%	182,000

	Total Investment Company	51,335,000

Principal Amount	Other Commercial Paper (6.4%)[a]	Value
	ENI Finance USA, Inc.
26,335,000	0.110%, 5/2/2011[b]	26,334,839
	Georgia Transmission Corporation
6,700,000	0.320%, 5/24/2011	6,698,571
1,000,000	0.330%, 6/15/2011	999,578

The accompanying Notes to Financial Statements are an integral part of this schedule.

Money Market Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Principal Amount	Other Commercial Paper (6.4%)[a]	Value
	Toyota Motor Credit Corporation
$6,820,000	0.320%, 6/30/2011	$6,816,302

	Total Other Commercial Paper	40,849,290

Principal Amount	Other Municipal Debt (14.0%)[a]	Value
	Alaska Housing Finance Corporation
4,000,000	0.330%, 5/16/2011	3,999,413
4,250,000	0.330%, 5/17/2011	4,249,338
6,915,000	0.320%, 6/3/2011	6,912,910
10,040,000	0.320%, 6/6/2011	10,036,698
	Nebraska Public Power District
6,665,000	0.280%, 5/9/2011	6,664,534
	State of Wisconsin
5,350,000	0.360%, 11/5/2011	5,350,000
6,775,000	0.360%, 11/12/2011	6,775,000
6,580,000	0.360%, 1/14/2012	6,580,000
6,615,000	0.360%, 1/15/2012	6,615,000
	Suffolk County, New York Tax Antic Notes
6,550,000	0.543%, 8/11/2011	6,596,254
6,550,000	0.551%, 9/13/2011	6,585,632
	Texas Public Finance Authority
6,590,000	0.300%, 7/12/2011[b]	6,590,000
6,575,000	0.290%, 7/13/2011[b]	6,575,000
6,585,000	0.290%, 7/14/2011[b]	6,585,000

	Total Other Municipal Debt	90,114,779

Principal Amount	Other Note (1.9%)[a]	Value
	J.P. Morgan Chase & Company
8,870,000	0.407%, 6/1/2011	8,911,561
	J.P. Morgan Chase Bank NA
3,290,000	0.304%, 5/18/2012[c]	3,290,000

	Total Other Note	12,201,561

Principal Amount	Variable Rate Demand Note (14.3%)[a]	Value
	Andrew W. Mellon Foundation
9,100,000	0.240%, 5/6/2011[c]	9,100,000
	Denver, Colorado Airport System Revenue Bonds
21,500,000	0.240%, 5/6/2011[b,c]	21,500,000
	Douglas County, Nebraska Hospital Authority No. 2 Health Facilities Revenue Refunding Bonds (Children’s Hospital)
6,700,000	0.280%, 5/2/2011[b,c]	6,700,000
	Lancaster County, Nebraska Hospital Authority No. 1 Hospital Revenue Refunding Bonds (BryanLGH Medical Center)
3,870,000	0.250%, 5/6/2011[b,c]	3,870,000
	Louisiana Housing Finance Agency Qualified Gulf Opportunity Zone Bonds (Canterbury House Apartments - Sherwood)
9,000,000	0.260%, 5/6/2011[b,c]	9,000,000
	Olathe, Kansas Health Facilities Revenue Bonds (Olathe Medical Center)
12,100,000	0.300%, 5/2/2011[b,c]	12,100,000
	Overseas Private Investment Corporation
2,155,172	0.250%, 5/4/2011[b,c]	2,155,172
4,649,124	0.250%, 5/4/2011[b,c]	4,649,124
2,110,344	0.250%, 5/4/2011[b,c]	2,110,344
	Pitney Road Partners, LLC
5,480,000	0.400%, 5/6/2011[b,c,d]	5,480,000
	St. Cloud, Minnesota Health Care Refunding Revenue Bonds (CentraCare Health System)
8,240,000	0.240%, 5/6/2011[b,c]	8,240,000
	Wisconsin State Health & Educational Facilities Authority Revenue Prohealth Care Inc.
6,700,000	0.280%, 5/2/2011[b,c]	6,700,000

	Total Variable Rate Demand Note	91,604,640

	Total Investments (at amortized cost) 100.0%	$640,179,429

	Other Assets and Liabilities, Net (<0.1%)	(148,016)

	Total Net Assets 100.0%	$640,031,413

a	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
b	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
c	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of April 29, 2011.
d

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of April 29, 2011, the value of these investments was $18,849,098 or 2.9% of total net assets.

Cost for federal income tax purposes	$640,179,429

The accompanying Notes to Financial Statements are an integral part of this schedule.

Money Market Fund

Schedule of Investments as of April 29, 2011

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 29, 2011, in valuing Money Market Fund’s assets carried at fair value or amortized cost, which approximates fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Asset Backed Commercial Paper	98,250,495	–	98,250,495	–
Financial Company Commercial Paper	128,568,421	–	128,568,421	–
Government Agency Debt	127,255,243	–	127,255,243	–
Investment Company	51,335,000	51,335,000	–	–
Other Commercial Paper	40,849,290	–	40,849,290	–
Other Municipal Debt	90,114,779	–	90,114,779	–
Other Note	12,201,561	–	12,201,561	–
Variable Rate Demand Note	91,604,640	–	91,604,640	–

Total	$640,179,429	$51,335,000	$588,844,429	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

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Thrivent Mutual Funds

Statement of Assets and Liabilities

As of April 29, 2011 (unaudited)	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
Assets
Investments at cost	$530,650,661	$1,246,155,891	$1,238,709,348	$553,464,263
Investments in securities at value	197,746,366	382,243,135	340,455,248	165,117,118
Investments in affiliates at value	406,628,093	985,782,090	1,002,078,569	428,041,435
Investments at Value	604,374,459	1,368,025,225	1,342,533,817	593,158,553

Cash	91,747	77,033	115,055	6,072
Dividends and interest receivable	297,612	795,806	1,002,726	556,550
Prepaid expenses	27,470	39,483	36,865	29,451
Receivable for investments sold	1,426,742	2,333,457	1,893,587	784,357
Receivable for fund shares sold	413,271	834,389	1,206,283	1,095,008
Receivable for forward contracts	–	–	–	–
Receivable for variation margin	259,200	523,465	357,625	94,825
Total Assets	606,890,501	1,372,628,858	1,347,145,958	595,724,816

Liabilities
Accrued expenses	50,192	70,670	64,193	40,646
Payable for investments purchased	704,872	5,948,181	4,921,886	5,754,345
Payable upon return of collateral for securities loaned	–	–	–	–
Payable for fund shares redeemed	151,591	485,907	1,766,388	578,199
Payable for forward contracts	–	–	–	–
Swap agreements, at value	149,335	941,958	941,959	436,517
Payable for variation margin	319,475	687,156	447,778	127,160
Payable to affiliate	276,863	602,689	574,057	244,053
Mortgage dollar roll deferred revenue	–	5,460	4,601	6,074
Total Liabilities	1,652,328	8,742,021	8,720,862	7,186,994

Net Assets
Capital stock (beneficial interest)	544,108,490	1,265,590,822	1,248,860,778	549,032,334
Accumulated undistributed net investment income/(loss)	(134,274)	3,405,321	1,442,129	823,104
Accumulated undistributed net realized gain/(loss)	(11,579,266)	(24,950,036)	(14,310,508)	(678,297)
Net unrealized appreciation/(depreciation) on:
Investments	24,161,309	42,981,252	33,065,159	13,292,635
Affiliated investments	49,562,489	78,888,082	70,759,310	26,401,655
Futures contracts	(854,386)	(1,865,912)	(1,228,849)	(257,547)
Foreign currency forward contracts	–	–	–	–
Foreign currency transactions	466	809	578	–
Swap agreements	(26,655)	(163,501)	(163,501)	(76,062)
Total Net Assets	$605,238,173	$1,363,886,837	$1,338,425,096	$588,537,822

Class A Share Capital	$519,270,911	$1,270,546,340	$1,276,581,304	$566,265,390
Shares of beneficial interest outstanding (Class A)	43,275,322	106,841,038	109,700,567	49,912,472
Net asset value per share	$12.00	$11.89	$11.64	$11.35
Maximum public offering price	$12.70	$12.58	$12.32	$12.01
Institutional Class Share Capital	$85,967,262	$93,340,497	$61,843,792	$22,272,432
Shares of beneficial interest outstanding (Institutional Class)	7,123,436	7,805,983	5,303,325	1,958,554
Net asset value per share	$12.07	$11.96	$11.66	$11.37

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Assets and Liabilities – continued

Partner Small Cap Growth Fund	Partner Small Cap Value Fund	Small Cap Stock Fund	Mid Cap Growth Fund	Partner Mid Cap Value Fund	Mid Cap Stock Fund	Partner Worldwide Allocation Fund

$120,240,839	$204,549,521	$307,405,519	$354,724,199	$110,743,542	$744,766,589	$258,015,409
147,502,164	251,159,897	355,766,337	445,121,448	134,881,762	920,907,364	306,871,382
16,933,587	18,579,300	12,883,631	23,278,948	4,345,013	82,719,325	–
164,435,751	269,739,197	368,649,968	468,400,396	139,226,775	1,003,626,689	306,871,382
1,313,176	918,725	3,910	158,426	857	2,330	3,276,023	(a)
14,753	82,740	7,409	124,638	78,495	237,684	1,780,996
17,640	19,586	13,283	14,609	17,889	19,665	7,399
2,186,723	–	376,597	2,115,227	439,837	4,634,001	584,474
11,360	126,598	26,373	248,457	29,692	180,328	148,921
–	–	–	–	–	–	353,021
–	–	127,800	–	–	–	7,497
167,979,403	270,886,846	369,205,340	471,061,753	139,793,545	1,008,700,697	313,029,713
25,236	45,253	98,916	76,070	26,486	177,953	50,922
1,728,458	–	830,605	1,384,344	675,467	1,001,257	1,840,839
16,933,587	18,579,300	12,883,631	23,278,948	4,345,013	82,719,325	–
16,383	329,779	201,168	323,730	56,543	347,277	30,783
–	–	–	–	–	–	301,154
–	–	–	–	–	–	–
–	–	–	–	–	–	–
117,923	182,504	308,240	257,393	90,842	717,977	206,658
–	–	–	–	–	–	–
18,821,587	19,136,836	14,322,560	25,320,485	5,194,351	84,963,789	2,430,356
114,966,731	182,330,553	337,129,453	310,382,756	110,732,253	851,857,184	268,104,654
(534,908)	(607,355)	(1,003,999)	(109,578)	157,585	319,949	2,060,178
(9,468,919)	4,837,136	(44,312,590)	21,791,893	(4,773,877)	(187,300,325)	(8,611,927)
44,194,912	65,189,676	61,244,449	113,676,197	28,483,233	258,860,100	48,855,973
–	–	–	–	–	–	–
–	–	1,825,467	–	–	–	110,703
–	–	–	–	–	–	51,867
–	–	–	–	–	–	27,909
–	–	–	–	–	–	–
$149,157,816	$251,750,010	$354,882,780	$445,741,268	$134,599,194	$923,736,908	$310,599,357
$23,662,444	$83,031,843	$283,176,461	$276,502,592	$20,359,520	$666,566,584	$43,795,899
1,677,680	5,043,562	17,944,109	14,109,524	1,543,280	39,982,317	4,562,611
$14.10	$16.46	$15.78	$19.60	$13.19	$16.67	$9.60
$14.92	$17.42	$16.70	$20.74	$13.96	$17.64	$10.16
$125,495,372	$168,718,167	$71,706,319	$169,238,676	$114,239,674	$257,170,324	$266,803,458
8,714,261	9,787,944	4,068,459	7,725,274	8,638,769	14,331,528	27,709,866
$14.40	$17.24	$17.62	$21.91	$13.22	$17.94	$9.63

(a)	Includes foreign currency holdings of $127,182 (cost $120,021).

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Assets and Liabilities – continued

As of April 29, 2011 (unaudited)	Partner International Stock Fund		Large Cap Growth Fund	Large Cap Value Fund	Large Cap Stock Fund
Assets
Investments at cost	$468,055,053		$316,861,828	$483,643,274	$1,575,408,771
Investments in securities at value	480,341,887		356,341,111	593,815,317	1,852,732,923
Investments in affiliates at value	67,140,483		4,048,950	7,472,800	42,537,350
Investments at Value	547,482,370		360,390,061	601,288,117	1,895,270,273

Cash	124,487	(a)	–	541	1,200,451
Dividends and interest receivable	3,737,729		297,521	627,531	1,962,917
Prepaid expenses	10,983		19,551	9,182	31,559
Receivable for investments sold	677,906		14,782,449	7,969,371	35,063,605
Receivable for fund shares sold	22,596		141,862	437,034	111,332
Receivable for forward contracts	1,880		–	–	–
Receivable for variation margin	–		–	–	35,592
Total Assets	552,057,951		375,631,444	610,331,776	1,933,675,729

Liabilities
Distributions payable	–		–	–	–
Accrued expenses	120,058		86,161	105,350	558,590
Other liabilities	–		1,323	–	–
Payable for investments purchased	2,042,964		13,868,731	10,065,663	21,182,904
Payable upon return of collateral for securities loaned	67,140,483		4,048,950	7,472,800	42,537,350
Payable for fund shares redeemed	236,693		71,730	258,164	1,160,998
Payable for forward contracts	1,072		–	–	–
Open options written, at value	–		66	–	26,250
Swap agreements, at value	–		–	–	–
Payable for variation margin	–		–	–	–
Payable to affiliate	316,666		245,106	293,794	1,394,272
Mortgage dollar roll deferred revenue	–		–	–	–
Total Liabilities	69,857,936		18,322,067	18,195,771	66,860,364

Net Assets
Capital stock (beneficial interest)	537,665,067		408,890,322	576,402,216	1,568,461,854
Accumulated undistributed net investment income/(loss)	4,690,301		174,364	2,225,374	2,996,879
Accumulated undistributed net realized gain/(loss)	(139,715,641)		(95,296,495)	(104,136,428)	(24,774,328)
Net unrealized appreciation/(depreciation) on:
Investments	79,427,317		43,528,233	117,644,843	319,861,502
Affiliated investments	–		–	–	–
Written option contracts	–		12,953	–	(14,625)
Futures contracts	–		–	–	284,083
Foreign currency forward contracts	808		–	–	–
Foreign currency transactions	132,163		–	–	–
Swap agreements	–		–	–	–
Total Net Assets	$482,200,015		$357,309,377	$592,136,005	$1,866,815,365

Class A Share Capital	$181,244,359		$133,884,382	$196,394,408	$1,666,943,898
Shares of beneficial interest outstanding (Class A)	16,913,659		24,668,812	13,377,151	69,721,003
Net asset value per share	$10.72		$5.43	$14.68	$23.91
Maximum public offering price	$11.34		$5.75	$15.53	$25.30

Institutional Class Share Capital	$300,955,656		$223,424,995	$395,741,597	$199,871,467
Shares of beneficial interest outstanding (Institutional Class)	27,575,491		38,440,718	26,818,783	8,310,872
Net asset value per share	$10.91		$5.81	$14.76	$24.05

(a)	Includes foreign currency holdings of $117,804 (cost $116,693).

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Assets and Liabilities – continued

Balanced Fund	High Yield Fund	Municipal Bond Fund	Income Fund	Core Bond Fund	Government Bond Fund	Limited Maturity Bond Fund

$213,744,916	$735,815,248	$1,329,518,005	$780,097,704	$340,578,483	$99,860,660	$905,396,046
234,077,634	717,174,578	1,360,456,252	787,337,210	332,967,344	102,765,096	892,938,308
5,966,226	62,947,098	–	24,897,907	13,150,687	–	17,013,825
240,043,860	780,121,676	1,360,456,252	812,235,117	346,118,031	102,765,096	909,952,133
851	4,750	1,032	98,299	15,138	1,193,987	331,386
626,573	13,467,576	20,806,835	9,198,676	1,971,127	663,579	3,953,569
6,061	13,534	26,597	12,494	16,271	4,149	12,122
3,403,996	1,722,849	–	21,527,607	7,736,329	–	11,217,240
2,787	456,910	587,830	321,132	109,838	133,499	2,027,248
–	–	–	–	–	–	–
9,800	–	–	94,844	20,000	–	2,500
244,093,928	795,787,295	1,381,878,546	843,488,169	355,986,734	104,760,310	927,496,198
–	1,348,552	763,714	245,035	76,553	1,726	23,066
79,938	106,607	219,680	114,499	96,957	14,148	84,785
–	–	–	–	–	–	–
19,198,261	8,031,758	3,136,072	41,710,764	62,730,417	6,187,539	25,619,448
4,146,550	62,947,098	–	11,235,152	–	–	5,845,100
186,548	372,159	300,288	246,435	73,003	10,477	1,056,396
–	–	–	–	–	–	–
–	–	–	–	–	40,000	–
59,653	643,289	–	170,316	477,225	–	516,994
9,844	–	–	196,759	59,024	–	170,003
155,494	368,729	764,982	339,231	169,031	39,197	278,788
17,312	–	–	39,162	65,736	4,208	19,647
23,853,600	73,818,192	5,184,736	54,297,353	63,747,946	6,297,295	33,614,227
191,365,154	830,230,396	1,347,107,604	804,374,638	306,566,859	95,406,105	890,521,018
128,707	77,093	(61,538)	294,603	161,654	23,649	(47,163)
2,444,348	(152,555,520)	(1,290,503)	(47,224,140)	(19,423,039)	158,044	1,335,102
25,879,268	44,306,428	30,938,247	28,174,658	2,188,861	2,904,436	1,687,362
419,676	–	–	3,962,755	3,350,687	–	2,868,725
–	–	–	–	–	(29,219)	–
30,440	–	–	(269,496)	(388,112)	–	(2,246,773)
–	–	–	–	–	–	–
–	–	–	–	–	–	–
(27,265)	(89,294)	–	(122,202)	(218,122)	–	(236,300)
$220,240,328	$721,969,103	$1,376,693,810	$789,190,816	$292,238,788	$98,463,015	$893,881,971
$160,150,113	$462,590,093	$1,288,057,055	$400,283,697	$236,783,652	$4,845,158	$320,681,871
12,126,388	93,167,381	118,013,733	45,434,995	23,449,296	474,116	25,577,302
$13.21	$4.97	$10.91	$8.81	$10.10	$10.22	$12.54
$13.98	$5.20	$11.42	$9.23	$10.58	$10.43	$12.54
$60,090,215	$259,379,010	$88,636,755	$388,907,119	$55,455,136	$93,617,857	$573,200,100
4,556,262	52,214,998	8,121,270	44,181,313	5,490,405	9,159,541	45,727,757
$13.19	$4.97	$10.91	$8.80	$10.10	$10.22	$12.54

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Assets and Liabilities – continued

As of April 29, 2011 (unaudited)	Money Market Fund
Assets
Investments at cost	$640,179,429
Investments in securities at value	640,179,429
Investments at Value	640,179,429

Cash	2,658
Dividends and interest receivable	651,517
Prepaid expenses	29,136
Receivable for fund shares sold	3,555,592
Total Assets	644,418,332

Liabilities
Accrued expenses	35,113
Payable for fund shares redeemed	4,251,041
Payable to affiliate	100,765
Total Liabilities	4,386,919

Net Assets
Capital stock (beneficial interest)	640,164,270
Accumulated undistributed net investment income/(loss)	(142,164)
Accumulated undistributed net realized gain/(loss)	9,307
Total Net Assets	$640,031,413

Class A Share Capital	$626,872,510
Shares of beneficial interest outstanding (Class A)	626,872,510
Net asset value per share	$1.00
Maximum public offering price	$1.00
Institutional Class Share Capital	$13,158,903
Shares of beneficial interest outstanding (Institutional Class)	13,158,903
Net asset value per share	$1.00

The accompanying Notes to Financial Statements are an integral part of this schedule.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Thrivent Mutual Funds

Statement of Operations

For the six months ended April 29, 2011 (unaudited)	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
Investment Income
Dividends	$955,397	$1,737,111	$1,325,042	$470,357
Taxable interest	400,473	1,991,170	2,961,910	1,752,717
Income from mortgage dollar rolls	–	27,741	23,377	30,858
Income from securities loaned	–	–	–	–
Income from affiliated investments	3,112,364	11,299,147	13,805,034	6,472,979
Foreign dividend tax withholding	(23,366)	(36,006)	(25,729)	(8,969)
Total Investment Income	4,444,868	15,019,163	18,089,634	8,717,942

Expenses
Adviser fees	919,472	1,737,387	1,566,039	726,172
Sub-Adviser fees	–	–	–	–
Administrative service fees	89,897	159,214	157,995	89,482
Audit and legal fees	12,643	17,451	17,488	12,774
Custody fees	33,964	35,568	35,329	27,952
Distribution expenses Class A	587,987	1,445,705	1,468,355	654,671
Insurance expenses	3,116	5,144	5,128	3,136
Printing and postage expenses Class A	161,834	292,686	223,375	87,705
Printing and postage expenses Institutional Class	258	236	252	210
SEC and state registration expenses	14,727	28,073	36,968	24,028
Transfer agent fees Class A	395,442	723,707	544,551	207,815
Transfer agent fees Institutional Class	198	235	297	285
Trustees’ fees	4,737	6,605	6,268	4,389
Other expenses	9,273	9,715	9,747	8,431
Total Expenses Before Reimbursement	2,233,548	4,461,726	4,071,792	1,847,050

Less:
Reimbursement from adviser	(382,528)	(603,488)	(416,388)	(247,539)
Custody earnings credit	(255)	(240)	(202)	(90)
Total Net Expenses	1,850,765	3,857,998	3,655,202	1,599,421

Net Investment Income/(Loss)	2,594,103	11,161,165	14,434,432	7,118,521

Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	11,019,307	18,725,444	13,425,355	5,634,728
Affiliated investments	(1,335,797)	(2,527,955)	(1,072,814)	(846,730)
Distributions of realized capital gains from affiliated investments	88,707	196,531	152,835	87,658
Futures contracts	(282,147)	(2,481,449)	3,272,549	1,735,443
Foreign currency transactions	(10,458)	(19,138)	(13,417)	(34)
Swap agreements	(25,319)	(160,888)	(160,888)	(74,483)
Change in net unrealized appreciation/(depreciation) on:
Investments	13,230,632	22,986,992	17,079,724	5,741,226
Affiliated investments	60,134,398	109,763,470	78,207,283	20,017,200
Futures contracts	(854,386)	(1,292,880)	(2,748,140)	(1,099,147)
Foreign currency forward contracts	–	–	–	–
Foreign currency transactions	466	809	578	–
Swap agreements	(26,655)	(163,501)	(163,501)	(76,062)

Net Realized and Unrealized Gains/(Losses)	81,938,748	145,027,435	107,979,564	31,119,799

Net Increase/(Decrease) in Net Assets Resulting From Operations	$84,532,851	$156,188,600	$122,413,996	$38,238,320

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Operations – continued

Partner Small Cap Growth Fund	Partner Small Cap Value Fund	Small Cap Stock Fund	Mid Cap Growth Fund	Partner Mid Cap Value Fund	Mid Cap Stock Fund	Partner Worldwide Allocation Fund

$167,056	$2,056,751	$1,084,044	$1,719,863	$1,060,354	$4,952,235	$3,625,703
2,253	3,260	19,802	17,491	1,992	31,798	754,132
–	–	–	–	–	–	–
38,115	9,821	24,789	20,870	7,194	45,774	–
–	–	–	–	–	–	–
–	(1,232)	–	(851)	–	–	(319,724)
207,424	2,068,600	1,128,635	1,757,373	1,069,540	5,029,807	4,060,111

176,993	119,573	1,123,211	825,024	170,541	2,846,880	545,572
409,044	717,439	–	–	298,975	–	663,019
48,023	58,915	68,043	77,213	47,520	121,079	61,987
9,735	10,615	11,148	11,775	9,790	14,648	14,132
21,396	9,195	12,305	9,912	14,006	12,615	120,723
25,511	97,157	328,270	323,454	23,023	778,460	47,787
1,904	2,116	2,347	2,769	1,808	3,956	2,437
4,662	36,524	134,946	135,861	3,606	178,248	6,228
271	7,769	545	7,533	398	2,160	1,268
8,759	8,667	13,071	13,167	8,720	15,111	26,192
15,222	105,339	351,397	360,579	20,311	565,549	30,113
130	35,913	1,026	40,291	1,120	5,946	1,353
4,166	6,740	12,423	11,148	4,320	25,005	5,734
6,167	6,156	6,304	6,435	5,605	7,432	34,053
731,983	1,222,118	2,065,036	1,825,161	609,743	4,577,089	1,560,598

(75)	(563)	–	–	(14,366)	–	(151,815)
(816)	(116)	(90)	(105)	(445)	(23)	(2,077)
731,092	1,221,439	2,064,946	1,825,056	594,932	4,577,066	1,406,706

(523,668)	847,161	(936,311)	(67,683)	474,608	452,741	2,653,405
17,015,251	5,673,487	37,771,567	26,119,966	10,264,396	45,468,403	9,955,084
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	–	2,866,626	–	–	–	381,260
–	30	–	–	–	–	(200,750)
–	–	–	–	–	–	–
18,445,920	39,545,572	34,882,729	43,915,489	10,633,319	136,597,053	15,462,341
–	–	–	–	–	–	–
–	–	1,403,959	–	–	–	(29,527)
–	–	–	–	–	–	133,440
–	–	–	–	–	–	(1,894)
–	–	–	–	–	–	–
35,461,171	45,219,089	76,924,881	70,035,455	20,897,715	182,065,456	25,699,954

$34,937,503	$46,066,250	$75,988,570	$69,967,772	$21,372,323	$182,518,197	$28,353,359

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Operations – continued

For the six months ended April 29, 2011 (unaudited)	Partner International Stock Fund	Large Cap Growth Fund	Large Cap Value Fund	Large Cap Stock Fund
Investment Income
Dividends	$7,857,662	$1,902,806	$5,982,384	$15,453,192
Taxable interest	5,465	5,682	8,348	46,514
Tax-Exempt interest	–	–	–	–
Income from mortgage dollar rolls	–	–	–	–
Income from securities loaned	231,077	13,894	8,567	107,691
Income from affiliated investments	–	–	–	–
Foreign dividend tax withholding	(692,626)	(58,585)	(72,268)	(416,496)
Total Investment Income	7,401,578	1,863,797	5,927,031	15,190,901

Expenses
Adviser fees	603,352	1,262,965	1,226,723	5,020,299
Sub-Adviser fees	769,337	–	–	–
Administrative service fees	80,345	68,679	89,521	213,620
Amortization of offering costs	–	–	–	–
Audit and legal fees	12,500	11,247	12,607	21,406
Custody fees	99,675	22,444	10,065	35,208
Distribution expenses Class A	215,896	157,959	231,940	1,999,086
Insurance expenses	2,486	2,306	2,965	5,436
Printing and postage expenses Class A	69,736	62,131	54,467	507,753
Printing and postage expenses Institutional Class	770	694	5,606	608
SEC and state registration expenses	10,733	8,833	17,412	22,292
Transfer agent fees Class A	302,497	247,837	224,683	1,510,971
Transfer agent fees Institutional Class	423	1,138	24,444	1,022
Trustees’ fees	14,349	11,991	15,727	68,569
Other expenses	19,266	6,374	6,685	10,573
Total Expenses Before Reimbursement	2,201,365	1,864,598	1,922,845	9,416,843

Less:
Reimbursement from adviser	–	(233,049)	–	–
Custody earnings credit	(479)	(48)	(78)	(177)
Total Net Expenses	2,200,886	1,631,501	1,922,767	9,416,666

Net Investment Income/(Loss)	5,200,692	232,296	4,004,264	5,774,235

Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	23,351,094	32,118,132	25,155,172	122,165,496
Written option contracts	–	58,960	–	(206,581)
Futures contracts	–	–	–	3,684,461
Foreign currency transactions	(135,669)	–	–	–
Swap agreements	–	–	–	–
Change in net unrealized appreciation/(depreciation) on:
Investments	27,394,460	9,858,843	59,668,555	120,927,998
Affiliated investments	–	–	–	–
Written option contracts	–	8,120	–	(20,563)
Futures contracts	–	–	–	(1,037,308)
Foreign currency forward contracts	1,398	–	–	–
Foreign currency transactions	57,006	–	–	–
Swap agreements	–	–	–	–
Net Realized and Unrealized Gains/(Losses)	50,668,289	42,044,055	84,823,727	245,513,503

Net Increase/(Decrease) in Net Assets Resulting From Operations	$55,868,981	$42,276,351	$88,827,991	$251,287,738

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Operations – continued

Balanced Fund	High Yield Fund	Municipal Bond Fund	Income Fund	Core Bond Fund	Government Bond Fund	Limited Maturity Bond Fund

$1,112,900	$378,057	$–	$146,285	$34,559	$–	$111,067
1,123,869	28,475,034	146,463	19,159,704	5,260,458	1,297,333	11,800,304
–	–	34,625,287	–	–	–	–
233,975	–	–	491,766	894,082	109,083	231,974
3,099	131,022	–	5,198	–	–	6,278
69,230	–	–	519,804	500,323	–	424,918
(8,427)	–	–	–	–	–	–
2,534,646	28,984,113	34,771,750	20,322,757	6,689,422	1,406,416	12,574,541

576,707	1,345,846	2,771,598	1,295,001	647,079	202,252	1,205,857
–	–	–	–	–	–	–
55,971	104,860	172,242	110,899	63,759	45,112	118,216
–	–	–	–	–	12,287	–
10,393	14,010	19,682	14,521	11,033	10,543	14,830
13,642	12,501	16,365	17,372	9,440	4,078	17,283
190,343	557,314	1,602,846	489,479	294,490	3,034	183,847
1,955	3,163	4,458	3,265	2,100	1,856	4,206
39,671	89,475	127,178	71,963	41,078	1,045	55,559
204	5,453	4,239	788	533	264	8,925
9,126	25,248	34,933	24,326	14,536	23,955	49,901
136,049	260,519	288,443	223,429	164,192	4,836	169,075
223	27,730	17,319	1,167	874	275	38,602
9,711	17,717	35,912	19,634	12,153	2,632	16,741
10,088	11,913	37,493	18,281	10,724	6,143	13,885
1,054,083	2,475,749	5,132,708	2,290,125	1,271,991	318,312	1,896,927

(3,404)	–	–	(25,560)	(134,160)	(1,093)	(20,894)
(427)	(136)	(20)	(84)	(212)	(532)	(131)
1,050,252	2,475,613	5,132,688	2,264,481	1,137,619	316,687	1,875,902

1,484,394	26,508,500	29,639,062	18,058,276	5,551,803	1,089,729	10,698,639

14,795,977	16,479,953	(893,308)	9,504,634	1,392,899	164,672	4,305,006
–	–	–	–	–	–	–
192,355	–	–	(239,830)	51,538	–	1,920,463
(3,248)	–	–	–	–	–	–
(68,059)	(360,729)	–	(684,359)	(524,979)	–	(615,600)
11,086,019	(860,651)	(62,757,550)	(9,604,435)	(1,827,789)	(2,835,692)	(7,927,836)
40,274	–	–	302,395	291,061	–	247,195
–	–	–	–	–	(26,125)	–
36,619	–	–	1,572,866	342,226	–	134,881
–	–	–	–	–	–	–
–	–	–	–	–	–	–
2,414	(89,294)	–	118,890	18,061	–	20,918

26,082,351	15,169,279	(63,650,858)	970,161	(256,983)	(2,697,145)	(1,914,973)

$27,566,745	$41,677,779	$(34,011,796)	$19,028,437	$5,294,820	$(1,607,416)	$8,783,666

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Operations – continued

For the six months ended April 29, 2011 (unaudited)	Money Market Fund
Investment Income
Dividends	$35,272
Taxable interest	973,192
Total Investment Income	1,008,464

Expenses
Adviser fees	1,600,963
Administrative service fees	102,720
Audit and legal fees	13,833
Custody fees	14,206
Distribution expenses Class A	414,705
Insurance expenses	2,121
Printing and postage expenses Class A	242,548
Printing and postage expenses Institutional Class	478
SEC and state registration expenses	66,603
Transfer agent fees Class A	628,283
Transfer agent fees Institutional Class	972
Trustees’ fees	19,040
Other expenses	8,187
Total Expenses Before Reimbursement	3,114,659

Less:
Reimbursement from adviser	(2,096,865)
Custody earnings credit	(23)
Total Net Expenses	1,017,771

Net Investment Income/(Loss)	(9,307)

Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	9,307
Net Realized and Unrealized Gains/(Losses)	9,307

Net Increase/(Decrease) in Net Assets Resulting From Operations	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Thrivent Mutual Funds

Statement of Changes in Net Assets

	Aggressive Allocation Fund		Moderately Aggressive Allocation Fund
For the periods ended	4/29/2011 (unaudited)	10/31/2010	4/29/2011 (unaudited)	10/31/2010
Operations
Net investment income/(loss)	$2,594,103	$2,939,392	$11,161,165	$17,493,930
Net realized gains/(losses)	9,454,293	3,039,244	13,732,545	7,183,776
Change in net unrealized appreciation/(depreciation)	72,484,455	71,608,074	131,294,890	141,020,981
Net Change in Net Assets Resulting From Operations	84,532,851	77,586,710	156,188,600	165,698,687
Distributions to Shareholders
From net investment income Class A	(2,192,280)	(2,664,479)	(15,308,506)	(14,861,791)
From net investment income Institutional Class	(604,063)	(658,060)	(1,376,000)	(1,318,354)
Total From Net Investment Income	(2,796,343)	(3,322,539)	(16,684,506)	(16,180,145)
Total Distributions to Shareholders	(2,796,343)	(3,322,539)	(16,684,506)	(16,180,145)
Capital Stock Transactions

Class A
Sold	43,583,166	68,966,735	110,689,141	165,343,830
Distributions reinvested	2,185,689	2,656,356	15,263,870	14,802,004
Redeemed	(32,117,885)	(53,896,599)	(70,742,508)	(137,940,860)
Total Class A Capital Stock Transactions	13,650,970	17,726,492	55,210,503	42,204,974

Institutional Class
Sold	8,971,001	14,716,084	8,880,749	13,566,962
Distributions reinvested	604,063	657,354	1,373,640	1,316,075
Redeemed	(8,918,916)	(15,622,819)	(5,852,924)	(14,882,728)
Total Institutional Class Capital Stock Transactions	656,148	(249,381)	4,401,465	309
Capital Stock Transactions	14,307,118	17,477,111	59,611,968	42,205,283

Net Increase/(Decrease) in Net Assets	96,043,626	91,741,282	199,116,062	191,723,825
Net Assets, Beginning of Period	509,194,547	417,453,265	1,164,770,775	973,046,950
Net Assets, End of Period	$605,238,173	$509,194,547	$1,363,886,837	$1,164,770,775
Accumulated Undistributed Net Investment Income/(Loss)	$(134,274)	$67,966	$3,405,321	$8,928,662

Capital Stock Share Transactions

Class A shares
Sold	3,868,622	7,178,016	9,798,988	16,664,078
Distributions reinvested	197,797	280,206	1,377,690	1,521,276
Redeemed	(2,862,541)	(5,618,283)	(6,287,339)	(13,921,180)
Total Class A shares	1,203,878	1,839,939	4,889,339	4,264,174

Institutional Class shares
Sold	788,848	1,521,617	780,930	1,367,382
Distributions reinvested	54,420	69,050	123,529	134,706
Redeemed	(787,225)	(1,616,293)	(515,317)	(1,491,806)
Total Institutional Class shares	56,043	(25,626)	389,142	10,282

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets – continued

Moderate Allocation Fund		Moderately Conservative Allocation Fund		Partner Small Cap Growth Fund		Partner Small Cap Value Fund
4/29/2011 (unaudited)	10/31/2010	4/29/2011 (unaudited)	10/31/2010	4/29/2011 (unaudited)	10/31/2010	4/29/2011 (unaudited)	10/31/2010

$14,434,432	$24,486,316	$7,118,521	$12,163,239	$(523,668)	$(751,652)	$847,161	$1,111,240
15,603,620	10,148,826	6,536,582	4,024,183	17,015,251	9,387,923	5,673,517	5,713,394
92,375,944	116,495,752	24,583,217	38,705,916	18,445,920	17,796,518	39,545,572	34,309,656
122,413,996	151,130,894	38,238,320	54,893,338	34,937,503	26,432,789	46,066,250	41,134,290

(13,491,491)	(22,341,325)	(6,779,645)	(11,249,131)	–	–	(460,512)	(156,873)
(720,845)	(1,114,227)	(303,873)	(496,610)	–	–	(1,636,460)	(1,044,089)
(14,212,336)	(23,455,552)	(7,083,518)	(11,745,741)	–	–	(2,096,972)	(1,200,962)
(14,212,336)	(23,455,552)	(7,083,518)	(11,745,741)	–	–	(2,096,972)	(1,200,962)

123,446,561	195,649,684	67,594,089	130,576,281	2,674,532	1,567,361	5,060,538	11,027,094
13,352,922	22,112,999	6,705,251	11,125,731	–	–	455,500	155,336
(82,189,311)	(144,709,833)	(41,653,556)	(72,393,697)	(1,707,134)	(1,005,627)	(8,314,939)	(11,164,110)
54,610,172	73,052,850	32,645,784	69,308,315	967,398	561,734	(2,798,901)	18,320

10,220,767	13,779,414	3,457,116	11,937,321	130,694	2,170,767	14,353,147	35,643,617
716,006	1,105,761	303,872	478,689	–	–	1,636,460	1,044,089
(4,481,936)	(8,171,642)	(4,378,674)	(6,247,625)	(31,603)	(1,553,161)	(37,852,763)	(22,438,898)
6,454,837	6,713,533	(617,686)	6,168,385	99,091	617,606	(21,863,156)	14,248,808
61,065,009	79,766,383	32,028,098	75,476,700	1,066,489	1,179,340	(24,662,057)	14,267,128

169,266,669	207,441,725	63,182,900	118,624,297	36,003,992	27,612,129	19,307,221	54,200,456
1,169,158,427	961,716,702	525,354,922	406,730,625	113,153,824	85,541,695	232,442,789	178,242,333
$1,338,425,096	$1,169,158,427	$588,537,822	$525,354,922	$149,157,816	$113,153,824	$251,750,010	$232,442,789
$1,442,129	$1,220,033	$823,104	$788,101	$(534,908)	$(11,240)	$(607,355)	$642,456

11,056,582	19,400,212	6,131,706	12,749,658	213,223	156,451	330,119	840,392
1,200,643	2,210,464	609,968	1,092,199	–	–	29,752	12,358
(7,380,921)	(14,385,892)	(3,784,234)	(7,075,922)	(134,025)	(101,618)	(540,807)	(870,513)
4,876,304	7,224,784	2,957,440	6,765,935	79,198	54,833	(180,936)	(17,763)

915,229	1,364,566	312,279	1,163,646	9,744	231,340	893,510	2,651,175
64,202	110,301	27,593	46,876	–	–	102,279	79,580
(400,577)	(809,707)	(397,702)	(606,648)	(2,447)	(157,526)	(2,377,434)	(1,658,262)
578,854	665,160	(57,830)	603,874	7,297	73,814	(1,381,645)	1,072,493

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets – continued

	Small Cap Stock Fund		Mid Cap Growth Fund
For the periods ended	4/29/2011 (unaudited)	10/31/2010	4/29/2011 (unaudited)	10/31/2010
Operations
Net investment income/(loss)	$(936,311)	$(1,431,307)	$(67,683)	$(941,923)
Net realized gains/(losses)	40,638,193	58,406,065	26,119,966	23,770,581
Change in net unrealized appreciation/(depreciation)	36,286,688	3,389,604	43,915,489	63,423,523
Net Change in Net Assets Resulting From Operations	75,988,570	60,364,362	69,967,772	86,252,181
Distributions to Shareholders
From net investment income Class A	–	–	–	–
From net investment income Institutional Class	–	–	–	–
Total From Net Investment Income	–	–	–	–
Total Distributions to Shareholders	–	–	–	–
Capital Stock Transactions

Class A
Sold	6,019,088	9,156,418	11,464,411	15,244,965
Distributions reinvested	–	–	–	–
Redeemed	(21,738,838)	(38,192,640)	(19,335,947)	(30,167,334)
Total Class A Capital Stock Transactions	(15,719,750)	(29,036,222)	(7,871,536)	(14,922,369)

Institutional Class
Sold	366,894	5,881,036	20,538,476	40,515,809
Distributions reinvested	–	–	–	–
Redeemed	(13,494,313)	(9,431,539)	(26,125,935)	(14,387,712)
Total Institutional Class Capital Stock Transactions	(13,127,419)	(3,550,503)	(5,587,459)	26,128,097
Capital Stock Transactions	(28,847,169)	(32,586,725)	(13,458,995)	11,205,728

Net Increase/(Decrease) in Net Assets	47,141,401	27,777,637	56,508,777	97,457,909
Net Assets, Beginning of Period	307,741,379	279,963,742	389,232,491	291,774,582
Net Assets, End of Period	$354,882,780	$307,741,379	$445,741,268	$389,232,491
Accumulated Undistributed Net Investment Income/(Loss)	$(1,003,999)	$(67,688)	$(109,578)	$(41,895)

Capital Stock Share Transactions

Class A shares
Sold	416,241	790,845	624,475	1,031,581
Distributions reinvested	–	–	–	–
Redeemed	(1,505,298)	(3,317,946)	(1,056,107)	(2,044,697)
Total Class A shares	(1,089,057)	(2,527,101)	(431,632)	(1,013,116)

Institutional Class shares
Sold	23,259	468,154	1,009,158	2,484,591
Distributions reinvested	–	–	–	–
Redeemed	(858,826)	(743,301)	(1,248,042)	(867,026)
Total Institutional Class shares	(835,567)	(275,147)	(238,884)	1,617,565

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets – continued

Partner Mid Cap Value Fund		Mid Cap Stock Fund		Partner Worldwide Allocation Fund		Partner International Stock Fund
4/29/2011 (unaudited)	10/31/2010	4/29/2011 (unaudited)	10/31/2010	4/29/2011 (unaudited)	10/31/2010	4/29/2011 (unaudited)	10/31/2010

$474,608	$960,033	$452,741	$1,233,618	$2,653,405	$3,558,015	$5,200,692	$8,099,697
10,264,396	10,280,114	45,468,403	45,868,961	10,135,594	3,375,992	23,215,425	9,055,693
10,633,319	13,485,838	136,597,053	117,529,372	15,564,360	23,532,822	27,452,864	28,653,170
21,372,323	24,725,985	182,518,197	164,631,951	28,353,359	30,466,829	55,868,981	45,808,560

(61,484)	(102,980)	–	–	(427,163)	(393,632)	(2,239,858)	(2,600,461)
(649,610)	(837,433)	(701,194)	(766,405)	(3,182,677)	(2,098,535)	(5,454,338)	(5,643,011)
(711,094)	(940,413)	(701,194)	(766,405)	(3,609,840)	(2,492,167)	(7,694,196)	(8,243,472)
(711,094)	(940,413)	(701,194)	(766,405)	(3,609,840)	(2,492,167)	(7,694,196)	(8,243,472)

2,047,264	2,100,222	12,215,653	18,961,193	6,323,209	8,289,252	3,390,878	6,458,988
60,710	102,004	–	–	423,858	392,530	2,204,516	2,560,821
(1,368,367)	(2,198,681)	(48,401,896)	(82,352,010)	(1,799,842)	(2,989,721)	(17,074,818)	(30,503,249)
739,607	3,545	(36,186,243)	(63,390,817)	4,947,225	5,692,061	(11,479,424)	(21,483,440)

994,913	3,338,732	5,135,853	19,899,352	24,690,500	77,410,248	1,324,052	4,887,770
649,610	837,432	697,344	763,555	3,182,318	2,098,535	5,406,057	5,605,246
(9,223,565)	(1,489,047)	(15,437,799)	(56,952,622)	(1,509,668)	(3,081,557)	(16,347,122)	(11,038,963)
(7,579,042)	2,687,117	(9,604,602)	(36,289,715)	26,363,150	76,427,226	(9,617,013)	(545,947)
(6,839,435)	2,690,662	(45,790,845)	(99,680,532)	31,310,375	82,119,287	(21,096,437)	(22,029,387)

13,821,794	26,476,234	136,026,158	64,185,014	56,053,894	110,093,949	27,078,348	15,535,701
120,777,400	94,301,166	787,710,750	723,525,736	254,545,463	144,451,514	455,121,667	439,585,966
$134,599,194	$120,777,400	$923,736,908	$787,710,750	$310,599,357	$254,545,463	$482,200,015	$455,121,667
$157,585	$394,071	$319,949	$568,402	$2,060,178	$3,016,613	$4,690,301	$7,183,805

165,741	203,958	790,070	1,537,346	701,688	1,032,950	339,866	716,251
4,993	10,262	–	–	47,518	49,005	224,726	277,432
(110,720)	(216,162)	(3,152,057)	(6,706,663)	(199,513)	(381,116)	(1,710,959)	(3,413,722)
60,014	(1,942)	(2,361,987)	(5,169,317)	549,693	700,839	(1,146,367)	(2,420,039)

79,244	338,044	308,667	1,515,029	2,693,253	9,548,496	129,836	533,757
53,378	84,164	43,126	58,780	355,964	261,663	542,232	598,212
(774,933)	(146,577)	(930,051)	(4,249,364)	(167,401)	(387,416)	(1,613,905)	(1,228,774)
(642,311)	275,631	(578,258)	(2,675,555)	2,881,816	9,422,743	(941,837)	(96,805)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets – continued

	Large Cap Growth Fund		Large Cap Value Fund
For the periods ended	4/29/2011 (unaudited)	10/31/2010	4/29/2011 (unaudited)	10/31/2010
Operations
Net investment income/(loss)	$232,296	$(17,614)	$4,004,264	$6,152,727
Net realized gains/(losses)	32,177,092	6,433,282	25,155,172	8,640,628
Change in net unrealized appreciation/(depreciation)	9,866,963	31,951,425	59,668,555	34,965,078
Net Change in Net Assets Resulting From Operations	42,276,351	38,367,093	88,827,991	49,758,433
Distributions to Shareholders
From net investment income Class A	–	(304,669)	(1,579,142)	(2,200,300)
From net investment income Institutional Class	–	(895,056)	(4,934,595)	(5,142,330)
Total From Net Investment Income	–	(1,199,725)	(6,513,737)	(7,342,630)
From net realized gains Class A	–	–	–	–
From net realized gains Institutional Class	–	–	–	–
Total From Net Realized Gains	–	–	–	–
Total Distributions to Shareholders	–	(1,199,725)	(6,513,737)	(7,342,630)
Capital Stock Transactions

Class A
Sold	8,618,201	9,355,578	7,518,991	8,383,073
Distributions reinvested	–	300,544	1,534,657	2,141,468
Redeemed	(11,771,903)	(21,522,276)	(16,984,656)	(29,955,576)
Total Class A Capital Stock Transactions	(3,153,702)	(11,866,154)	(7,931,008)	(19,431,035)

Institutional Class
Sold	869,072	11,510,965	20,034,232	49,320,502
Distributions reinvested	–	885,312	4,917,644	5,122,221
Redeemed	(3,972,076)	(8,747,119)	(14,316,705)	(23,426,472)
Total Institutional Class Capital Stock Transactions	(3,103,004)	3,649,158	10,635,171	31,016,251
Capital Stock Transactions	(6,256,706)	(8,216,996)	2,704,163	11,585,216

Net Increase/(Decrease) in Net Assets	36,019,645	28,950,372	85,018,417	54,001,019
Net Assets, Beginning of Period	321,289,732	292,339,360	507,117,588	453,116,569
Net Assets, End of Period	$357,309,377	$321,289,732	$592,136,005	$507,117,588
Accumulated Undistributed Net Investment Income/(Loss)	$174,364	$(57,932)	$2,225,374	$4,734,847

Capital Stock Share Transactions

Class A shares
Sold	1,662,035	2,037,183	541,711	680,489
Distributions reinvested	–	64,216	113,342	174,245
Redeemed	(2,285,651)	(4,705,429)	(1,233,405)	(2,452,840)
Total Class A shares	(623,616)	(2,604,030)	(578,352)	(1,598,106)

Institutional Class shares
Sold	156,325	2,403,604	1,426,492	4,053,795
Distributions reinvested	–	177,417	362,124	415,428
Redeemed	(717,094)	(1,775,733)	(1,027,489)	(1,911,313)
Total Institutional Class shares	(560,769)	805,288	761,127	2,557,910

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets – continued

Large Cap Stock Fund		Balanced Fund		High Yield Fund		Municipal Bond Fund
4/29/2011 (unaudited)	10/31/2010	4/29/2011 (unaudited)	10/31/2010	4/29/2011 (unaudited)	10/31/2010	4/29/2011 (unaudited)	10/31/2010

$5,774,235	$5,991,962	$1,484,394	$2,937,865	$26,508,500	$55,100,521	$29,639,062	$59,159,650
125,643,376	172,352,474	14,917,025	18,503,265	16,119,224	14,431,747	(893,308)	2,872,931
119,870,127	9,514,454	11,165,326	8,982,829	(949,945)	43,106,825	(62,757,550)	31,407,282
251,287,738	187,858,890	27,566,745	30,423,959	41,677,779	112,639,093	(34,011,796)	93,439,863

(5,246,492)	(8,586,854)	(927,786)	(1,958,480)	(16,610,817)	(33,273,825)	(27,876,401)	(55,045,777)
(1,549,194)	(1,920,348)	(487,237)	(1,024,330)	(9,901,417)	(21,666,076)	(2,083,020)	(3,948,211)
(6,795,686)	(10,507,202)	(1,415,023)	(2,982,810)	(26,512,234)	(54,939,901)	(29,959,421)	(58,993,988)
–	–	–	–	–	–	(2,455,320)	–
–	–	–	–	–	–	(169,100)	–
–	–	–	–	–	–	(2,624,420)	–
(6,795,686)	(10,507,202)	(1,415,023)	(2,982,810)	(26,512,234)	(54,939,901)	(32,583,841)	(58,993,988)

24,933,571	39,718,700	4,157,209	6,696,437	23,161,513	40,783,677	51,819,964	181,804,086
5,160,579	8,449,428	903,918	1,911,371	11,838,416	23,784,653	25,307,263	45,483,356
(131,915,400)	(237,448,708)	(12,770,099)	(23,716,521)	(30,102,869)	(56,061,970)	(111,315,106)	(121,553,891)
(101,821,250)	(189,280,580)	(7,708,972)	(15,108,713)	4,897,060	8,506,360	(34,187,879)	105,733,551

1,717,402	8,056,429	443,265	248,009	20,382,723	50,531,882	20,916,879	35,288,186
1,540,355	1,902,767	486,322	1,022,560	6,618,625	14,942,393	2,047,539	3,469,716
(4,901,392)	(25,787,956)	(4,566,660)	(6,426,134)	(27,730,031)	(63,671,516)	(25,277,958)	(32,082,870)
(1,643,635)	(15,828,760)	(3,637,073)	(5,155,565)	(728,683)	1,802,759	(2,313,540)	6,675,032
(103,464,885)	(205,109,340)	(11,346,045)	(20,264,278)	4,168,377	10,309,119	(36,501,419)	112,408,583

141,027,167	(27,757,652)	14,805,677	7,176,871	19,333,922	68,008,311	(103,097,056)	146,854,458
1,725,788,198	1,753,545,850	205,434,651	198,257,780	702,635,181	634,626,870	1,479,790,866	1,332,936,408
$1,866,815,365	$1,725,788,198	$220,240,328	$205,434,651	$721,969,103	$702,635,181	$1,376,693,810	$1,479,790,866
$2,996,879	$4,018,330	$128,707	$59,336	$77,093	$80,827	$(61,538)	$258,821

1,107,197	1,969,018	332,211	607,091	4,734,288	8,822,895	4,752,201	16,119,728
232,144	413,575	72,259	173,560	2,420,696	5,142,971	2,330,813	4,029,396
(5,859,706)	(11,841,571)	(1,026,093)	(2,154,582)	(6,157,426)	(12,141,884)	(10,281,060)	(10,775,955)
(4,520,365)	(9,458,978)	(621,623)	(1,373,931)	997,558	1,823,982	(3,198,046)	9,373,169

75,430	397,809	35,029	22,431	4,160,675	10,940,006	1,924,619	3,128,098
69,012	92,773	38,917	93,064	1,352,226	3,229,004	188,592	307,330
(215,421)	(1,267,635)	(369,256)	(584,946)	(5,632,136)	(13,482,687)	(2,333,615)	(2,848,410)
(70,979)	(777,053)	(295,310)	(469,451)	(119,235)	686,323	(220,404)	587,018

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets – continued

	Income Fund		Core Bond Fund
For the periods ended	4/29/2011 (unaudited)	10/31/2010	4/29/2011 (unaudited)	10/31/2010
Operations
Net investment income/(loss)	$18,058,276	$37,575,328	$5,551,803	$12,055,488
Net realized gains/(losses)	8,580,445	23,166,588	919,458	7,561,980
Change in net unrealized appreciation/(depreciation)	(7,610,284)	36,943,241	(1,176,441)	14,665,935
Net Change in Net Assets Resulting From Operations	19,028,437	97,685,157	5,294,820	34,283,403
Distributions to Shareholders
From net investment income Class A	(8,920,180)	(18,193,417)	(4,623,222)	(9,453,575)
From net investment income Institutional Class	(9,114,047)	(19,240,510)	(1,104,912)	(2,446,337)
Total From Net Investment Income	(18,034,227)	(37,433,927)	(5,728,134)	(11,899,912)
From net realized gains Class A	–	–	–	–
From net realized gains Institutional Class	–	–	–	–
Total From Net Realized Gains	–	–	–	–
Total Distributions to Shareholders	(18,034,227)	(37,433,927)	(5,728,134)	(11,899,912)
Capital Stock Transactions

Class A
Sold	18,389,025	38,171,486	10,020,804	23,834,160
Distributions reinvested	7,491,981	15,218,289	4,152,512	8,464,144
Redeemed	(31,068,445)	(44,769,056)	(21,940,940)	(36,875,720)
Total Class A Capital Stock Transactions	(5,187,439)	8,620,719	(7,767,624)	(4,577,416)

Institutional Class
Sold	18,234,807	36,082,588	15,584,992	15,954,728
Distributions reinvested	8,972,133	18,911,875	1,053,927	2,351,427
Redeemed	(9,644,665)	(97,013,694)	(11,290,786)	(36,409,525)
Total Institutional Class Capital Stock Transactions	17,562,275	(42,019,231)	5,348,133	(18,103,370)
Capital Stock Transactions	12,374,836	(33,398,512)	(2,419,491)	(22,680,786)

Net Increase/(Decrease) in Net Assets	13,369,046	26,852,718	(2,852,805)	(297,295)
Net Assets, Beginning of Period	775,821,770	748,969,052	295,091,593	295,388,888
Net Assets, End of Period	$789,190,816	$775,821,770	$292,238,788	$295,091,593
Accumulated Undistributed Net Investment Income/(Loss)	$294,603	$270,554	$161,654	$337,985

Capital Stock Share Transactions

Class A shares
Sold	2,115,281	4,524,071	1,001,524	2,446,828
Distributions reinvested	859,957	1,805,875	414,296	871,285
Redeemed	(3,576,503)	(5,332,228)	(2,195,033)	(3,809,297)
Total Class A shares	(601,265)	997,718	(779,213)	(491,184)

Institutional Class shares
Sold	2,097,110	4,316,224	1,559,386	1,683,569
Distributions reinvested	1,030,985	2,249,624	105,118	242,698
Redeemed	(1,112,393)	(11,598,312)	(1,129,551)	(3,809,041)
Total Institutional Class shares	2,015,702	(5,032,464)	534,953	(1,882,774)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets – continued

Government Bond Fund		Limited Maturity Bond Fund		Money Market Fund
4/29/2011 (unaudited)	10/31/2010(a)	4/29/2011 (unaudited)	10/31/2010	4/29/2011 (unaudited)	10/31/2010

$1,089,729	$1,223,965	$10,698,639	$22,733,915	$(9,307)	$(6,416)
164,672	839,759	5,609,869	4,841,469	9,307	6,416
(2,861,817)	5,737,034	(7,524,842)	14,087,698	–	–
(1,607,416)	7,800,758	8,783,666	41,663,082	–	–

(45,025)	(34,589)	(3,718,733)	(6,054,107)	–	–
(1,055,297)	(1,178,783)	(7,520,280)	(16,244,195)	–	–
(1,100,322)	(1,213,372)	(11,239,013)	(22,298,302)	–	–
(40,966)	–	–	–	–	–
(805,421)	–	–	–	–	–
(846,387)	–	–	–	–	–
(1,946,709)	(1,213,372)	(11,239,013)	(22,298,302)	–	–

1,643,885	6,710,747	117,881,846	211,529,595	276,202,233	565,586,695
83,909	33,830	3,580,285	5,834,085	–	(193)
(2,612,851)	(1,022,447)	(72,618,304)	(78,497,987)	(366,311,684)	(865,939,874)
(885,057)	5,722,130	48,843,827	138,865,693	(90,109,451)	(300,353,372)

6,755,449	110,608,824	69,821,497	143,296,227	1,301,489	83,353,750
1,856,586	1,178,460	7,483,311	16,084,393	–	–
(17,222,797)	(12,583,841)	(33,218,373)	(97,813,085)	(2,649,170)	(137,214,579)
(8,610,762)	99,203,443	44,086,435	61,567,535	(1,347,681)	(53,860,829)
(9,495,819)	104,925,573	92,930,262	200,433,228	(91,457,132)	(354,214,201)
(13,049,944)	111,512,959	90,474,915	219,798,008	(91,457,132)	(354,214,201)
111,512,959	–	803,407,056	583,609,048	731,488,545	1,085,702,746
$98,463,015	$111,512,959	$893,881,971	$803,407,056	$640,031,413	$731,488,545
$23,649	$34,242	$(47,163)	$493,211	$(142,164)	$(132,857)

161,331	656,194	9,428,272	17,063,375	276,202,231	565,586,691
8,286	3,245	286,376	469,821	–	(193)
(255,854)	(99,086)	(5,811,146)	(6,323,770)	(366,311,682)	(865,939,871)
(86,237)	560,353	3,903,502	11,209,426	(90,109,451)	(300,353,373)

665,958	11,101,926	5,587,962	11,570,619	1,301,489	83,353,749
183,245	114,015	598,733	1,297,181	–	–
(1,683,609)	(1,221,994)	(2,658,942)	(7,903,395)	(2,649,169)	(137,214,579)
(834,406)	9,993,947	3,527,753	4,964,405	(1,347,680)	(53,860,830)

(a)	For the period from February 26, 2010 (inception) through October 31, 2010

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Notes to Financial Statements

As of April 29, 2011

(unaudited)

(1) ORGANIZATION

Thrivent Mutual Funds (the “Trust”) was organized as a Massachusetts Business Trust on March 10, 1987 and is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust is divided into twenty-six separate series (each, a “Fund” and, collectively, the “Funds”), each with its own investment objective and policies. The Trust currently consists of four allocation funds, thirteen equity funds, two hybrid funds, six fixed-income funds, and one money market fund. Thrivent Real Estate Securities Fund, Thrivent Equity Income Plus Fund and Thrivent Diversified Income Plus Fund have a fiscal year end on a calendar-year basis and are presented under a separate semiannual report.

(A) Share Classes – As of April 29, 2011, the Trust includes two classes of shares: Class A and Institutional Class. The classes of shares differ principally in their respective distribution expenses and other class-specific expenses and arrangements. Class A shares have a 0.25% annual 12b-1 fee and a maximum front-end sales load of 5.50% for equity funds and 4.50% for fixed-income funds, although some of the fixed-income funds have reduced 12b-1 fees and either a reduced or no front-end sales load. Institutional Class shares are offered at net asset value and have no annual 12b-1 fees. The share classes have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. All 26 Funds of the Trust offer Class A and Institutional Class shares.

(B) Other – Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses. The Trust’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments – Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Swap agreements are valued at the fair value of the contract as furnished by an independent pricing service. Security prices are based on quotes that are obtained from an independent pricing service approved by the Board of Trustees. The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange-listed options and futures contracts are valued at the last quoted sales price. Investments in open-ended mutual funds are valued at the net asset value at the close of each business day. Short-term securities are valued at amortized cost (which approximates market value) to the extent it is not materially different than market value.

Securities held by Money Market Fund are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially and thereafter valued to reflect a constant amortization to maturity of any discount or premium. Money Market Fund and the Trust’s investment adviser, Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”), follow procedures designed to maintain a constant net asset value of $1.00 per share.

The various inputs used to determine the fair value of the Funds’ investments are summarized in three broad levels: Level 1 includes quoted prices in active markets for identical securities, typically categorized in this level are U.S. equity securities, futures and options; Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk, typically categorized in this level are fixed income securities, international securities, swaps and forward contracts; and Level 3 includes significant unobservable inputs such as the Adviser’s own assumptions and broker evaluations in determining the fair value of investments. Of the Level 3 securities, those for which market values were not readily available or were deemed unreliable were fair valued as determined in good faith under procedures established by the Board of Trustees. As of April 29, 2011, the following funds held these types of level 3 securities:

Fund	Number of Securities	Percent of Fund’s Net Assets
Partner Worldwide Allocation	2	0.31%
High Yield	1	0.00%

Valuation of International Securities – Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign markets and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Funds, under the supervision of the Board of Trustees, evaluate the impacts of these events and may adjust the valuation of foreign securities to reflect fair value as of the close of the U.S. markets. The Board of Trustees has authorized the investment adviser to make fair valuation determinations pursuant to policies approved by the Board of Trustees.

Thrivent Mutual Funds

Notes to Financial Statements

As of April 29, 2011

(unaudited)

(B) Foreign Currency Translation – The accounting records of each Fund are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

For federal income tax purposes, the Funds treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Currency Forward Contracts – In connection with purchases and sales of securities denominated in foreign currencies all Funds, except Money Market Fund, may enter into foreign currency forward contracts. Additionally, the Funds may enter into such contracts to hedge certain other foreign-currency-denominated investments. These contracts are recorded at value and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Funds could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. These contracts are over-the-counter and the Fund is exposed to counterparty risk equal to the discounted net amount of payments to the Fund. This risk is partially mitigated by the Fund’s collateral posting requirements. During the six months ended April 29, 2011, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, Partner Small Cap Value Fund, Partner Worldwide Allocation Fund, Partner International Stock Fund and Balanced Fund engaged in this type of investment.

(D) Foreign Denominated Investments – Foreign denominated assets and currency contracts may involve more risks than domestic transactions including currency risk, political and economic risk, regulatory risk, and market risk. Certain Funds may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(E) Federal Income Taxes – No provision has been made for income taxes because each Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all investment company taxable income and net capital gain on a timely basis. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any federal excise tax. The Funds, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Fund is treated as a separate taxable entity for federal income tax purposes. Certain Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

Certain Funds are subject to foreign income taxes imposed by certain countries in which they invest. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. These amounts are shown as foreign dividend tax withholding on the Statement of Operations. The funds pay tax on foreign capital gains, where applicable.

U.S. Generally Accepted Accounting Principles (“GAAP”) require management of the Funds to make additional tax disclosures with respect to the tax effects of certain income tax positions, whether those positions were taken on previously filed tax returns or are expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits of the position, would have a greater than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, management of the Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

Management of the Funds analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Funds include U.S. Federal, Minnesota, Wisconsin, and Massachusetts as well as certain foreign countries. As of April 29, 2011, open U.S. Federal, Minnesota, Wisconsin, and Massachusetts tax years include the tax years ended October 31, 2007 through 2010. Additionally, as of October 31, 2010, the tax year ended October 31, 2006 is open for Wisconsin. The Funds have no examinations in progress and none are expected at this time.

As of April 29, 2011, management of the Funds has reviewed all open tax years and major jurisdictions and concluded that there is no effect to the Funds’ tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Thrivent Mutual Funds

Notes to Financial Statements

As of April 29, 2011

(unaudited)

(F) Expenses and Income – Estimated expenses are accrued daily. The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets, number of shareholder accounts or other reasonable basis. Net investment income, expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net asset value of outstanding shares.

Interest income is accrued daily and is determined on the basis of interest or discount earned on all debt securities, including accretion of market discount and original issue discount and amortization of premium. Paydown gains and losses on mortgage- and asset-backed securities are recorded as components of interest income. Dividend income is recorded on the ex-dividend date.

(G) Custody Earnings Credit – The Funds have a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments. Earnings credits are shown as a reduction of total expenses on the Statement of Operations.

(H) Distributions to Shareholders – Dividend and capital gain distributions are recorded on the ex-dividend date. With the exception of Money Market Fund, net realized gains from securities transactions, if any, are paid at least annually after the close of the fiscal year.

Fund	Dividends Declared	Dividends Paid
Aggressive Allocation	Annually	Annually
Moderately Aggressive Allocation	Annually	Annually
Moderate Allocation	Quarterly	Quarterly
Moderately Conservative Allocation	Quarterly	Quarterly
Partner Small Cap Growth	Annually	Annually
Partner Small Cap Value	Annually	Annually
Small Cap Stock	Annually	Annually
Mid Cap Growth	Annually	Annually
Partner Mid Cap Value	Annually	Annually
Mid Cap Stock	Annually	Annually
Partner Worldwide Allocation	Annually	Annually
Partner International Stock	Annually	Annually
Large Cap Growth	Annually	Annually
Large Cap Value	Annually	Annually
Large Cap Stock	Annually	Annually
Balanced	Quarterly	Quarterly
High Yield	Daily	Monthly
Municipal Bond	Daily	Monthly
Income	Daily	Monthly
Core Bond	Daily	Monthly
Government Bond	Daily	Monthly
Limited Maturity Bond	Daily	Monthly
Money Market*	Daily	Monthly

*	Dividends also include any short-term net realized gains or losses on the sale of securities.

(I) Options – All Funds, with the exception of Money Market Fund, may buy put and call options and write put and covered call options. The Funds intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Funds may also enter into options contracts to protect against adverse foreign exchange rate fluctuations. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Buying put options tends to decrease a Fund’s exposure to the underlying security while buying call options tends to increase a Fund’s exposure to the underlying security. The risk associated with purchasing put and call options is limited to the premium paid. There is no significant counterparty risk on exchange-traded options as the exchange guarantees the contract against default. Writing put options tends to increase a Fund’s exposure to the underlying security while writing call options tends to decrease a Fund’s exposure to the underlying security. The writer of an option has no control over whether the underlying security may be bought or sold, and therefore bears the market risk of an unfavorable change in the price of the underlying security. The counterparty risk for purchased options arises when the Fund has purchased an option, exercises that option, and the counterparty doesn’t buy from the Fund or sell to the Fund the underlying asset as required. In the case where the Fund has written an option, the Fund doesn’t have counterparty risk. Counterparty risk on purchased over-the-counter options is partially mitigated by the Fund’s collateral posting requirements. As the option increases in value to the Fund, the Fund receives collateral from the counterparty. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. During the six months ended April 29, 2011, Large Cap Growth Fund, Large Cap Stock Fund, Balanced Fund, Core Bond Fund, Government Bond Fund, Income Fund and Limited Maturity Bond Fund engaged in these types of investments.

(J) Futures Contracts – Certain Funds may use futures contracts to manage the exposure to interest rate and market or currency fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker. Additional securities held by the Funds may be

Thrivent Mutual Funds

Notes to Financial Statements

As of April 29, 2011

(unaudited)

earmarked to cover open futures contracts. The futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Exchange-traded futures have no significant counterparty risk as the exchange guarantees the contracts against default. During the six months ended April 29, 2011, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, Small Cap Stock Fund, Partner Worldwide Allocation Fund, Large Cap Stock Fund, Balanced Fund, Income Fund, Core Bond Fund and Limited Maturity Bond Fund engaged in this type of investment.

(K) Swap Agreements – Certain Funds enter into swap transactions, which involve swapping one or more investment characteristics of a security or a basket of securities with another party. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swap transactions generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swap transactions is generally limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the counterparty defaulting, the net amount of payments that the Fund is contractually entitled to receive. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The contracts are valued daily and unrealized appreciation or depreciation is recorded. Swap agreements are valued at fair value of the contract as provided by an independent pricing service. The pricing service takes into account such factors as swap curves, default probabilities, recent trades, recovery rates and other factors it deems relevant in determining valuations. Periodic payments and receipts and payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses on the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held with the Fund’s custodian, or a third party, in connection with these agreements. These swap agreements are over-the-counter and the Fund is exposed to counterparty risk, which is the discounted net amount of payments owed to the Fund. This risk is partially mitigated by the Fund’s collateral posting requirements. As the swap increases in value to the Fund, the Fund receives collateral from the counterparty.

Credit Default Swaps – A credit default swap is a swap agreement between two parties to exchange the credit risk of a particular issuer, basket of securities or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Funds may be either the protection seller or the protection buyer.

Certain Funds enter into credit default derivative contracts directly through credit default swaps (CDS) or through credit default swap indices (CDX Indices). CDX indices are static pools of equally weighted credit default swaps referencing corporate bonds and/or loans designed to provide diversified credit exposure to these asset classes. Funds sell default protection and assume long-risk positions in individual credits or indices. Index positions are entered into to gain exposure to the corporate bond and/or loan markets in a cost-efficient and diversified structure. In the event that a position defaults, by going into bankruptcy and failing to pay interest or principal on borrowed money, within any given CDX Index held, the maximum potential amount of future payments required would be equal to the pro-rata share of that position within the index based on the notional amount of the index. In the event of a default under a CDS contract the maximum potential amount of future payments would be the notional amount. For CDS, the default events could be bankruptcy and failing to pay interest or principal on borrowed money or a restructuring. A restructuring is a change in the underlying obligations which would include reduction in interest or principal, maturity extension and subordination to other obligations. Refer to the credit default swap tables located within the Fund’s Schedule of Investments for additional information as of April 29, 2011. During the six months ended April 29, 2011, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, Balanced Fund, High Yield Fund, Income Fund, Core Bond Fund and Limited Maturity Bond Fund engaged in this type of investment.

(L) Mortgage Dollar Roll Transactions – Certain Funds enter into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Funds sell mortgage securities and simultaneously agree to repurchase similar (same type and coupon) securities at a later date at an agreed upon price. The Funds must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

During the period between the sale and repurchase, the Funds forgo principal and interest paid on the mortgage securities sold. The Funds are compensated from negotiated fees paid by brokers offered as an inducement to the Funds to “roll over” their

Thrivent Mutual Funds

Notes to Financial Statements

As of April 29, 2011

(unaudited)

purchase commitments, thus enhancing the yield. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The fees received are recognized over the roll period and are included in Income from mortgage dollar rolls in the Statement of Operations. During the six months ended April 29, 2011, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, Balanced Fund, Income Fund, Core Bond Fund, Government Bond Fund and Limited Maturity Bond Fund engaged in this type of investment.

(M) Securities Lending – The Trust has entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank AG (“Deutsche”). The Agreement authorizes Deutsche to lend securities to authorized borrowers on behalf of the Funds. Pursuant to the Agreement, all loaned securities are initially collateralized by cash equal to at least 102% of the value of the loaned securities. All cash collateral received is invested in Thrivent Financial Securities Lending Trust. The Funds receive dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Amounts earned on investments in Thrivent Financial Securities Lending Trust, net of rebates, fees paid to Deutsche for services provided and any other securities lending expenses, are included in Income from securities loaned on the Statement of Operations. By investing any cash collateral it receives in these transactions, a Fund could realize additional gains or losses. If the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

During the six months ended April 29, 2011, all Funds except Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, Partner Worldwide Allocation Fund, Municipal Bond Fund, Core Bond Fund, Government Bond Fund and Money Market Fund had securities on loan. As of April 29, 2011, the value of securities on loan is as follows:

Fund	Securities on Loan
Partner Small Cap Growth	$16,557,146
Partner Small Cap Value	17,789,490
Small Cap Stock	12,691,325
Mid Cap Growth	22,835,753
Partner Mid Cap Value	4,295,873
Mid Cap Stock	81,683,696
Partner International Stock	58,167,890
Large Cap Growth	3,962,078
Large Cap Value	7,304,000
Large Cap Stock	41,926,006
Balanced	4,072,366
High Yield	60,671,948
Income	10,948,277
Limited Maturity Bond	5,697,469

(N) When-Issued and Delayed Delivery Transactions – Certain Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed delivery basis, a Fund does not participate in future gains and losses with respect to the security.

(O) Treasury Inflation Protected Securities – Certain Funds may invest in treasury inflation protected securities (TIPS). These securities are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation. Any increase in the principal amount will be included as taxable interest in the Statement of Operations and received upon maturity or sale of the security. During the six months ended April 29, 2011, Balanced Fund, Income Fund, Core Bond Fund, Government Bond Fund and Limited Maturity Bond Fund engaged in this type of investment.

(P) Repurchase Agreements – Each Fund may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Fund must take possession of collateral either directly or through a third-party custodian. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Fund could incur a loss due to a drop in the value of the security during the time it takes the Fund to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending legal action. The Fund may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Adviser or subadviser to be creditworthy. During the six months ended April 29, 2011, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, Partner Mid Cap Value Fund, Mid Cap Stock Fund, Large Cap Stock Fund, High Yield Fund, Income Fund, Core Bond Fund, Limited Maturity Bond Fund and Money Market Fund engaged in these types of investments.

Thrivent Mutual Funds

Notes to Financial Statements

As of April 29, 2011

(unaudited)

(Q) Equity-Linked Structured Securities – Certain funds may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option. There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors. In addition to the performance of the equity, the nature and credit of the issuer may also impact return. During the six months ended April 29, 2011, Balanced Fund, High Yield Fund, Income Fund, Core Bond Fund and Limited Maturity Bond Fund engaged in this type of investment.

(R) Credit Risk – The Funds may be susceptible to credit risk to the extent an issuer or counterparty defaults on its payment obligation. The Funds’ policy is to monitor the creditworthiness of issuers and counterparties. Interest receivable on defaulted securities is monitored for ability to collect discretionary payments in default and is adjusted accordingly.

(S) Accounting Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(T) Loan Commitments – Certain Funds may enter into loan commitments, which generally have interest rates which are reset daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Loan commitments often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the remaining maturity may be considerably less than the stated maturity shown in the Schedule of Investments.

All or a portion of these loan commitments may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. Therefore, the Fund must have funds sufficient to cover its contractual obligation. These unfunded loan commitments, which are marked to market daily, are presented in the Schedule of Investments.

(U) Unfunded Loan Commitment – The following Fund entered into a loan commitment with Level 3 Communications, Inc. and Level 3 Financing, Inc. on April 17, 2011. Maturity of the loan will be 12 months from the closing date; no close date has been set. The coupon rate will be 14.00%. The Fund is obligated to fund this loan commitment.

Fund	Unfunded Commitment
High Yield	$6,000,000

High Yield Fund also entered into a loan commitment with Alpha Natural Resources, Inc. on March 18, 2011. Maturity of the loan will be 12 months from the closing date; no close date has been set. The coupon rate will be 1 month LIBOR plus spread; spread is initially 5.25%, increasing by 0.50% every 3 months. The Fund is obligated to fund this loan commitment.

Fund	Unfunded Commitment
High Yield	$8,100,000

High Yield Fund also entered into a loan commitment with EchoStar Satellite Services, LLC on February 23, 2011. Maturity of the loan will be 12 months from the closing date; no close date has been set. The coupon rate will be 3 month LIBOR plus 7.00% plus spread; spread will, increasing by 0.50% every 3 months. The Fund is obligated to fund this loan commitment.

Fund	Unfunded Commitment
High Yield	$5,750,000

(V) Loss Contingencies – Thrivent High Yield Fund and Thrivent Income Fund are defendants in an adversary action filed on July 31, 2009 by the Official Committee of Unsecured Creditors of Motors Liquidation Company, formerly known as General Motors Corporation (GM), against prior and current holders of term loan debt of GM. The suit seeks to determine whether GM’s term loan facility was secured at the time it entered bankruptcy. High Yield Fund at one time held term loans in an original principal amount of at least $4,723,994 and, if the plaintiffs are successful, it is reasonably possible that the Fund will be required to make payments in some amount. This loss contingency has not been accrued as a liability because the amount of potential damages and the likelihood of loss cannot be reasonably estimated. Although Thrivent Income Fund is named as a defendant in this action, we do not expect that the Fund’s assets will be subject to a loss contingency.

(W) Amortization of Offering Costs – The offering costs referenced in the Statement of Operations for Government Bond Fund are costs incurred by the Fund in order to establish it for sale. These costs generally include costs related to registering the shares for sale with the various states as well as any legal costs associated with registering the Fund. These costs are amortized over a period of 12 months from inception.

Thrivent Mutual Funds

Notes to Financial Statements

As of April 29, 2011

(unaudited)

(X) Other – For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees – The Trust has entered into an Investment Advisory Agreement with Thrivent Asset Mgt. Under the Investment Advisory Agreement, each of the Funds pays a fee for investment advisory services. The fees are accrued daily and paid monthly.

The four Asset Allocation Funds – Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund and Moderately Conservative Allocation Fund – pay investment advisory fees for asset allocation services. In addition, for investments (other than underlying Thrivent Funds) held directly by the Asset Allocation Funds, each Asset Allocation Fund will pay an additional advisory fee. The annual rates of fees as a percentage of average daily net assets under the Investment Advisory Agreement are as follows:

Fund (M – Millions)	$0 to $500M	$500 to $2,000M	Over $2,000M
Aggressive Allocation	0.150%	0.125%	0.100%
Aggressive Allocation – Direct Holdings	0.600%	0.600%	0.600%
Moderately Aggressive Allocation	0.150%	0.125%	0.100%
Moderately Aggressive Allocation – Direct Holdings	0.550%	0.550%	0.550%
Moderate Allocation	0.150%	0.125%	0.100%
Moderate Allocation – Direct Holdings	0.500%	0.500%	0.500%
Moderately Conservative Allocation	0.150%	0.125%	0.100%
Moderately Conservative Allocation – Direct Holdings	0.450%	0.450%	0.450%

For all other Funds, the annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement were as follows:

Fund (M - Millions)	$0 to $50M	$50 to $100M	$100 to $200M	$200 to $250M	$250 to $500M	$500 to $750M	$750 to $1,000M	$1,000 to $2,000M	$2,000 to $2,500M	$2,500 to $5,000M	Over $5,000M
Partner Small Cap Growth	0.900%	0.900%	0.900%	0.900%	0.900%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%
Partner Small Cap Value	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%
Small Cap Stock	0.700%	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.550%	0.525%
Mid Cap Growth	0.450%	0.450%	0.400%	0.400%	0.350%	0.300%	0.300%	0.250%	0.250%	0.250%	0.250%
Partner Mid Cap Value	0.750%	0.750%	0.750%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%
Mid Cap Stock	0.700%	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.550%	0.525%
Partner Worldwide Allocation*	0.900%	0.900%	0.900%	0.900%	0.850%	0.850%	0.850%	0.850%	0.850%	0.850%	0.850%
Partner International Stock	0.650%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%
Large Cap Growth	0.750%	0.750%	0.750%	0.750%	0.750%	0.700%	0.700%	0.650%	0.650%	0.600%	0.575%
Large Cap Value	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%
Large Cap Stock	0.650%	0.650%	0.650%	0.650%	0.650%	0.575%	0.575%	0.500%	0.475%	0.450%	0.425%
Balanced	0.550%	0.550%	0.550%	0.550%	0.550%	0.500%	0.500%	0.475%	0.475%	0.450%	0.425%
High Yield	0.400%	0.400%	0.400%	0.400%	0.400%	0.350%	0.350%	0.300%	0.300%	0.300%	0.300%
Municipal Bond	0.450%	0.450%	0.450%	0.450%	0.450%	0.400%	0.400%	0.350%	0.350%	0.325%	0.300%
Income	0.350%	0.350%	0.350%	0.350%	0.350%	0.325%	0.325%	0.300%	0.300%	0.300%	0.300%
Core Bond	0.450%	0.450%	0.450%	0.450%	0.450%	0.400%	0.400%	0.375%	0.375%	0.350%	0.325%
Government Bond	0.400%	0.400%	0.400%	0.400%	0.400%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%
Limited Maturity Bond	0.300%	0.300%	0.300%	0.300%	0.300%	0.275%	0.275%	0.250%	0.250%	0.250%	0.250%
Money Market	0.500%	0.500%	0.500%	0.500%	0.500%	0.400%	0.350%	0.325%	0.325%	0.300%	0.275%

*	Effective May 31, 2011, an additional breakpoint was added for the Thrivent Partner Worldwide Allocation Fund. For average daily net assets above $1 billion, the annual fee rate is 0.800%.

Thrivent Mutual Funds

Notes to Financial Statements

As of April 29, 2011

(unaudited)

(B) Sub-Adviser Fees – The following subadviser fees are charged as part of the total investment advisory fees stated in the table above. The subadvisory fees are borne directly by the Adviser and do not increase the overall fees paid by the Fund.

Partner Small Cap Growth Fund

The Adviser has entered into a subadvisory agreement with Turner Investment Partners, Inc. (“Turner”) for performance of subadvisory services. For assets that are defined as microcap assets, the fee payable is equal to 0.80% of the average daily net assets in that microcap portion. For all other assets, the fee payable is equal to 0.65% of the average daily net assets when the entire portfolio assets (including the microcap portion) are no greater than $100 million, 0.60% of the average daily net assets when the entire portfolio assets are greater than $100 million but no greater than $350 million, and 0.575% of the average daily net assets when the entire portfolio assets are greater than $350 million. Thrivent Partner Small Cap Growth Portfolio (including the microcap portion of that Portfolio) is included in determining breakpoints for the assets managed by Turner.

Partner Small Cap Value Fund

The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. for performance of subadvisory services. The fee payable is equal to 0.60% of average daily net assets.

Partner Mid Cap Value Fund

The Adviser has entered into a subadvisory agreement with Goldman Sachs Asset Management, LP (“GSAM”) for the performance of subadvisory services. The fee payable is equal to 0.50% of the first $200 million of average daily net assets and 0.45% for assets over $200 million. Thrivent Partner Mid Cap Value Portfolio is included in determining breakpoints for the assets managed by GSAM.

Partner Worldwide Allocation Fund

The Adviser has entered into subadvisory agreements with Mercator Asset Management, LP (“Mercator”), Principal Global Investors, LLC (“Principal”), Aberdeen Asset Management Investment Services Limited (“Aberdeen”), Victory Capital Management, Inc. (“Victory”) and GSAM for the performance of subadvisory services.

The fee payable for Mercator is equal to 0.75% of the first $25 million of average daily net assets, 0.60% of the next $25 million, 0.55% of the next $25 million, 0.50% of the next $225 million, 0.40% of the next $200 million and 0.20% of average daily net assets over $500 million. Thrivent Partner Worldwide Allocation Portfolio, Thrivent Partner International Stock Fund and Thrivent Partner International Stock Portfolio will be included in determining breakpoints for the assets managed by Mercator.

The fee payable for Principal is equal to 0.35% of the first $500 million of average daily net assets, 0.30% of the next $500 million and 0.25% of average daily net assets over $1 billion. Thrivent Partner Worldwide Allocation Portfolio, Thrivent Partner International Stock Fund and Thrivent Partner International Stock Portfolio will be included in determining breakpoints for the assets managed by Principal.

The fee payable for Aberdeen is equal to 0.85% of the first $50 million of average daily net assets, 0.72% of the next $50 million and 0.68% of average daily net assets over $100 million. Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner Emerging Markets Portfolio will be included in determining breakpoints for the assets managed by Aberdeen.

The fee payable for Victory is equal to 0.95% of the first $25 million of average daily net assets, 0.85% of the next $75 million and 0.80% of average daily net assets over $100 million. Thrivent Partner Worldwide Allocation Portfolio will be included in determining breakpoints for the assets managed by Victory. Effective May 31, 2011, two additional breakpoints were added. Therefore, the new fee schedule payable for Victory will be equal to 0.95% of the first $25 million of average daily net assets, 0.85% of the next $75 million, 0.80% of the next $50 million, 0.75% of the next $100 million and 0.70% of average daily net assets over $250 million.

The fee payable for GSAM is equal to 0.55% of the first $50 million of average daily net assets, 0.50% of the next $200 million and 0.45% of average daily net assets over $250 million. Thrivent Partner Worldwide Allocation Portfolio will be included in determining breakpoints for the assets managed by GSAM.

Partner International Stock Fund

The Adviser has entered into subadvisory agreements with Mercator and Principal for the performance of subadvisory services.

The fee payable for Mercator is equal to 0.75% of the first $25 million of average daily net assets, 0.60% of the next $25 million, 0.55% of the next $25 million, 0.50% of the next $225 million, 0.40% of the next $200 million and 0.20% of average daily net assets over $500 million. Thrivent Partner International Stock Portfolio, Thrivent Partner Worldwide Allocation Fund and Thrivent Partner Worldwide Allocation Portfolio will be included in determining breakpoints for the assets managed by Mercator.

The fee payable for Principal is equal to 0.35% of the first $500 million of average daily net assets, 0.30% of the next $500 million and 0.25% of average daily net assets over $1 billion. Thrivent Partner International Stock Portfolio, Thrivent Partner Worldwide Allocation Fund and Thrivent Partner Worldwide Allocation Portfolio will be included in determining breakpoints for the assets managed by Principal.

Thrivent Mutual Funds

Notes to Financial Statements

As of April 29, 2011

(unaudited)

(C) Expense Reimbursements – As of April 29, 2011, the following contractual expense reimbursements, as a percentage of net assets, were in effect:

Fund	Class A	Institutional Class	Expiration Date
Money Market	0.20%	0.10%	2/28/2012

As of April 29, 2011, contractual expense reimbursements to limit expenses to the following percentages were in effect:

Fund	Class A	Institutional Class	Expiration Date
Aggressive Allocation	1.30%	N/A	2/28/2012
Moderately Aggressive Allocation	1.15%	0.81%	5/15/2011
Moderate Allocation	1.07%	0.74%	5/15/2011
Moderately Conservative Allocation	0.98%	0.72%	5/15/2011
Partner Small Cap Growth	1.45%	N/A	2/28/2012
Partner Small Cap Value	1.40%	N/A	2/28/2012
Small Cap Stock	1.40%	N/A	2/28/2012
Partner Mid Cap Value	1.25%	N/A	2/28/2012
Partner Worldwide Allocation	1.30%	1.00%	2/28/2012
Large Cap Growth	1.20%	N/A	2/28/2012
Core Bond	0.85%	N/A	2/28/2012
Government Bond	0.90%	0.65%	2/28/2012
Money Market	0.20%	0.10%	2/28/2012

The expense caps for Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation and Moderately Conservative Allocation include all indirect expenses.

Thrivent does not recoup amounts previously reimbursed or waived in prior fiscal years.

Each equity, hybrid and fixed income fund may invest cash in High Yield Fund and Money Market Fund, subject to certain limitations. During the six months ended April 29, 2011, Balanced Fund, Income Fund, Core Bond Fund and Limited Maturity Bond Fund invested in High Yield Fund. During the six months ended April 29, 2011, no funds invested in Money Market Fund. These related-party transactions are subject to the same terms as non-related party transactions except that, to avoid duplicate investment advisory fees, Thrivent Asset Mgt. reimburses an amount equal to the advisory fee which is charged to the Fund for its investment in High Yield Fund or Money Market Fund.

(D) Distribution Plan – Thrivent Investment Management, Inc. (“Thrivent Investment Mgt.”) is the Trust’s distributor. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. Class A shares have a Rule 12b-1 fee of up to 0.25% (up to 0.125% for Government Bond Fund, Limited Maturity Bond Fund and Money Market Fund) of average net assets.

(E) Sales Charges and Other Fees – For the six months ended April 29, 2011, Thrivent Investment Mgt. received $6,123,437 of aggregate underwriting concessions from the sales of the Trust’s Class A shares. Sales charges are not an expense of the Trust and are not reflected in the financial statements of any of the Funds.

The Trust has entered into an accounting and administrative services agreement with Thrivent Asset Mgt. pursuant to which Thrivent Asset Mgt. provides certain accounting and administrative personnel and services to the Funds. For the six months ended April 29, 2011, Thrivent Asset Mgt. received aggregate fees for accounting and administrative personnel and services of $2,205,311 from the Trust.

The Trust has entered into an agreement with Thrivent Financial Investor Services Inc. (“Thrivent Investor Services”) to provide the Funds with transfer agent services. For the six months ended April 29, 2011, Thrivent Investor Services received $7,655,412 for transfer agent services from the Trust. A portion of this amount is remitted to third-party administrators that provide shareholder services on behalf of Thrivent Mutual Funds.

Each Trustee is eligible to participate in a deferred compensation plan with respect to fees received from the Funds. Participants in the plan may designate their deferred Trustee’s fees as if invested in a series of the Thrivent Mutual Funds. The value of each Trustee’s deferred compensation account will increase or decrease as if invested in shares of that series. Their fees as well as the change in value are included in Trustee’s fees in the Statement of Operations. The deferred fees remain in the appropriate Fund until distribution in accordance with the plan. The deferred fee liability, included in accured expenses in the Statement of Assets and Liabilities, is unsecured.

Those Trustees not participating in the above plan received $302,270 in fees from the Trust for the six months ended April 29, 2011. In addition, the Trust reimbursed unaffiliated Trustees for reasonable expenses incurred in relation to attendance at the meetings and industry conferences.

Certain officers and non-independent trustees of the Funds are officers and directors of Thrivent Asset Mgt., Thrivent Investment Mgt. and Thrivent Investor Services; however, they receive no compensation from the Trust.

(F) Indirect Expenses – Some Funds invest in other mutual funds. Fees and expenses of those underlying funds are not included in those Funds’ expense ratios. The Funds indirectly bear their proportionate share of the annualized weighted average expense ratio of the underlying funds in which they invest.

Thrivent Mutual Funds

Notes to Financial Statements

As of April 29, 2011

(unaudited)

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

At October 31, 2010, the following Funds had accumulated net realized capital loss carryovers expiring as follows:

Fund	Capital Loss Carryover	Expiration Year

Aggressive Allocation	$15,499,988	2017

	$15,499,988

Moderately Aggressive Allocation	24,291,181	2017

	$24,291,181

Moderate Allocation	16,178,085	2017

	$16,178,085

Moderately Conservative Allocation	2,058,565	2017

	$2,058,565

Partner Small Cap Growth	8,218,590	2016
	17,808,240	2017

	$26,026,830

Partner Small Cap Value	220,503	2017

	$220,503

Small Cap Stock	83,810,253	2017

	$83,810,253

Mid Cap Growth	3,262,227	2017

	$3,262,227

Partner Mid Cap Value	370,690	2016
	14,040,416	2017

	$14,411,106

Mid Cap Stock	148,077,203	2016
	80,779,485	2017

	$228,856,688

Partner Worldwide Allocation	4,557,976	2016
	13,383,870	2017

	$17,941,846

Partner International Stock	54,217,240	2016
	105,432,640	2017

	$159,649,880

Large Cap Growth	1,041,797	2011
	4,167,188	2015
	58,219,783	2016
	60,235,691	2017

	$123,664,459

Large Cap Value	35,645,794	2016
	93,085,648	2017

	$128,731,442

Large Cap Stock	133,681,536	2017

	$133,681,536

Balanced	11,585,399	2017

	$11,585,399

High Yield	90,973,334	2011
	11,792,481	2012
	1,037,644	2013
	1,574,393	2014
	32,937,341	2016
	30,243,630	2017

	$168,558,823

Income	4,798,626	2014
	21,119,656	2016
	28,531,756	2017

	$54,450,038

Core Bond	4,642,806	2014
	1,199,140	2015
	5,142,913	2016
	8,698,163	2017

	$19,683,022

Limited Maturity Bond	1,788,838	2017

	$1,788,838

To the extent that these Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code.

Capital losses generated during the next fiscal year will be subject to the provisions of the Regulated Investment Company Modernization Act of 2010. If the losses are not reduced by gains during the next fiscal year, the losses will be carried forward with no expiration and with the short-term or long-term character of the loss retained. Capital loss carryovers generated in future years must be fully utilized before those capital loss carryovers listed with noted expiration dates in the table above.

Of the capital loss carryovers attributable to Large Cap Growth Fund, the following amounts were obtained as a result of the reorganization, as described in Note (1)(A), with Technology Fund in June 2009:

Fund	Capital Loss Carryover	Expiration Year

Large Cap Growth	1,041,797	2011
	4,167,188	2015
	1,041,797	2016

	$6,250,782

In addition, $20,456,420 in capital loss carryovers acquired by Large Cap Growth Fund as part of the merger expired or were deemed expired due to provisions under the Internal Revenue Code. The Internal Revenue Code may limit the ability of Acquiring Funds to utilize capital losses of Acquired Funds.

Thrivent Mutual Funds

Notes to Financial Statements

As of April 29, 2011

(unaudited)

(5) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities – For the six months ended April 29, 2011, the cost of purchases and the proceeds from sales of investment securities, other than U.S. Government and short-term securities were as follows:

	In thousands
Fund	Purchases	Sales
Aggressive Allocation	$180,266	$180,208
Moderately Aggressive Allocation	332,130	308,331
Moderate Allocation	282,944	229,216
Moderately Conservative Allocation	123,359	88,120
Partner Small Cap Growth	63,888	65,570
Partner Small Cap Value	13,597	36,545
Small Cap Stock	167,690	196,681
Mid Cap Growth	94,933	98,840
Partner Mid Cap Value	53,119	60,753
Mid Cap Stock	137,141	179,146
Partner Worldwide Allocation	121,508	91,080
Partner International Stock	183,702	207,293
Large Cap Growth	410,874	417,231
Large Cap Value	189,425	188,475
Large Cap Stock	1,176,561	1,280,025
Balanced	107,394	125,141
High Yield	237,399	242,354
Municipal Bond	43,376	87,542
Income	288,016	286,832
Core Bond	66,810	88,206
Government Bond	4,117	2,075
Limited Maturity Bond	300,030	264,846

Purchases and sales of U.S. Government securities were:

	In thousands
Fund	Purchases	Sales
Aggressive Allocation	$1,054	$2,553
Moderately Aggressive Allocation	15,918	15,393
Moderate Allocation	13,784	11,972
Moderately Conservative Allocation	16,136	12,505
Small Cap Stock	–	600
Balanced	123,645	114,758
Income	251,721	249,569
Core Bond	431,601	413,310
Government Bond	90,451	104,329
Limited Maturity Bond	291,504	235,187

(B) Investments in Restricted Securities – Certain Funds may own restricted securities that have been deemed illiquid and were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. As of April 29, 2011, the following funds held restricted securities:

Fund	Number of Securities	Percent of Fund’s Net Assets
Partner Worldwide
Allocation	3	0.18%
Balanced	5	1.66%
High Yield	2	0.91%
Income	8	2.22%
Core Bond	4	3.66%
Limited Maturity Bond	8	1.13%

The Funds have no right to require registration of unregistered securities.

(C) Investments in High-Yielding Securities – High Yield Fund invests primarily in high-yielding fixed-income securities. Each of the other Funds, except Money Market Fund, may also invest in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(D) Investments in Options and Futures Contracts – The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Fund’s hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction, which could result in additional losses to the Fund.

(E) Written Option Contracts – The number of contracts and premium amounts associated with call option contracts written during the six months ended April 29, 2011, were as follows:

	Number of Contracts	Premium Amount
Large Cap Growth
Balance at October 31, 2010	298	$20,393
Opened	858	134,236
Closed	(793)	(103,052)
Expired	(297)	(38,558)
Exercised	–	–

Balance at April 29, 2011	66	$13,019

Large Cap Stock
Balance at October 31, 2010	350	$190,937
Opened	2,185	800,107
Closed	(2,485)	(979,419)
Expired	–	–
Exercised	–	–

Balance at April 29, 2011	50	$11,625

Thrivent Mutual Funds

Notes to Financial Statements

As of April 29, 2011

(unaudited)

	Number of Contracts	Premium Amount
Government Bond
Balance at October 31, 2010	2	$7,906
Opened	6	32,969
Closed	–	–
Expired	–	–
Exercised	(6)	(30,094)

Balance at April 29, 2011	2	$10,781

(6) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Funds are permitted to purchase or sell securities from or to certain other Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the six months ended April 29, 2011, the Funds engaged in purchases and sales of securities of $2,525,038 and $3,614,936, respectively.

(7) RELATED PARTY TRANSACTIONS

As of April 29, 2011, related parties (other than the Thrivent Asset Allocation Funds) held the following shares in excess of 5% of Thrivent Mutual Funds:

Fund	Shares	Percent of Fund’s Outstanding Shares
Partner Small Cap Growth	942,592	9.1%
Partner Worldwide Allocation	4,612,472	14.3%
Core Bond	4,533,220	15.7%
Government Bond	2,486,830	25.8%

As of April 29, 2011, retirement plans sponsored by Thrivent Financial for Lutherans held the following shares in excess of 5% of Thrivent Mutual Funds:

Fund	Shares	Percent of Fund’s Outstanding Shares
Aggressive Allocation	7,064,167	14.0%
Moderately Aggressive Allocation	7,608,917	6.6%
Partner Small Cap Value	1,287,028	8.7%
Mid Cap Stock	3,433,085	6.3%
Partner International Stock	3,129,829	7.0%
Balanced	4,263,898	25.6%

(8) SUBSEQUENT EVENTS

Management of the Funds has evaluated the impact of subsequent events, and, except as already included in the Notes to Financial Statements, has determined that no additional items require disclosure.

Thrivent Mutual Funds

Financial Highlights

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
AGGRESSIVE ALLOCATION FUND
Class A Shares
Period Ended 4/29/2011 (unaudited)	$10.35	$0.05	$1.65	$1.70	$(0.05)	$–
Year Ended 10/31/2010	8.81	0.06	1.55	1.61	(0.07)	–
Year Ended 10/31/2009	8.26	0.10	0.99	1.09	(0.09)	(0.45)
Year Ended 10/31/2008	13.79	0.16	(5.13)	(4.97)	(0.35)	(0.21)
Year Ended 10/31/2007	11.88	0.14	1.99	2.13	(0.19)	(0.03)
Year Ended 10/31/2006	10.37	0.15	1.49	1.64	(0.13)	–
Institutional Class Shares
Period Ended 4/29/2011 (unaudited)	10.43	0.07	1.66	1.73	(0.09)	–
Year Ended 10/31/2010	8.87	0.09	1.56	1.65	(0.09)	–
Year Ended 10/31/2009	8.31	0.13	1.00	1.13	(0.12)	(0.45)
Year Ended 10/31/2008	13.86	0.21	(5.18)	(4.97)	(0.37)	(0.21)
Year Ended 10/31/2007	11.94	0.16	2.02	2.18	(0.23)	(0.03)
Year Ended 10/31/2006	10.39	0.20	1.49	1.69	(0.14)	–
MODERATELY AGGRESSIVE ALLOCATION FUND
Class A Shares
Period Ended 4/29/2011 (unaudited)	10.65	0.10	1.29	1.39	(0.15)	–
Year Ended 10/31/2010	9.25	0.16	1.39	1.55	(0.15)	–
Year Ended 10/31/2009	8.36	0.20	1.11	1.31	(0.20)	(0.22)
Year Ended 10/31/2008	13.23	0.24	(4.58)	(4.34)	(0.36)	(0.17)
Year Ended 10/31/2007	11.72	0.21	1.56	1.77	(0.24)	(0.02)
Year Ended 10/31/2006	10.31	0.19	1.35	1.54	(0.13)	–
Institutional Class Shares
Period Ended 4/29/2011 (unaudited)	10.72	0.12	1.30	1.42	(0.18)	–
Year Ended 10/31/2010	9.31	0.20	1.39	1.59	(0.18)	–
Year Ended 10/31/2009	8.41	0.23	1.12	1.35	(0.23)	(0.22)
Year Ended 10/31/2008	13.30	0.27	(4.60)	(4.33)	(0.39)	(0.17)
Year Ended 10/31/2007	11.77	0.23	1.60	1.83	(0.28)	(0.02)
Year Ended 10/31/2006	10.33	0.23	1.35	1.58	(0.14)	–
MODERATE ALLOCATION FUND
Class A Shares
Period Ended 4/29/2011 (unaudited)	10.67	0.13	0.97	1.10	(0.13)	–
Year Ended 10/31/2010	9.46	0.23	1.20	1.43	(0.22)	–
Year Ended 10/31/2009	8.42	0.27	1.09	1.36	(0.26)	(0.06)
Year Ended 10/31/2008	12.32	0.30	(3.62)	(3.32)	(0.41)	(0.17)
Year Ended 10/31/2007	11.30	0.30	1.10	1.40	(0.34)	(0.04)
Year Ended 10/31/2006	10.22	0.27	1.08	1.35	(0.27)	–
Institutional Class Shares
Period Ended 4/29/2011 (unaudited)	10.69	0.14	0.97	1.11	(0.14)	–
Year Ended 10/31/2010	9.48	0.26	1.20	1.46	(0.25)	–
Year Ended 10/31/2009	8.43	0.29	1.11	1.40	(0.29)	(0.06)
Year Ended 10/31/2008	12.34	0.35	(3.65)	(3.30)	(0.44)	(0.17)
Year Ended 10/31/2007	11.32	0.33	1.09	1.42	(0.36)	(0.04)
Year Ended 10/31/2006	10.23	0.31	1.09	1.40	(0.31)	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.05)	$12.00	16.49%	$519.3	0.72%	0.89%	0.88%	0.73%	34%
(0.07)	10.35	18.29%	435.5	0.70%	0.57%	0.90%	0.37%	52%
(0.54)	8.81	14.66%	354.6	0.57%	1.27%	0.88%	0.96%	19%
(0.56)	8.26	(37.44)%	264.2	0.53%	0.94%	0.72%	0.75%	15%
(0.22)	13.79	18.27%	332.7	0.38%	0.79%	0.72%	0.45%	15%
(0.13)	11.88	15.95%	176.0	0.10%	0.78%	0.81%	0.07%	8%

(0.09)	12.07	16.62%	86.0	0.37%	1.25%	0.40%	1.23%	34%
(0.09)	10.43	18.73%	73.7	0.35%	0.94%	0.39%	0.90%	52%
(0.57)	8.87	15.16%	62.9	0.23%	1.62%	0.25%	1.60%	19%
(0.58)	8.31	(37.27)%	50.4	0.20%	1.26%	0.20%	1.26%	15%
(0.26)	13.86	18.64%	57.8	0.10%	1.11%	0.21%	1.00%	15%
(0.14)	11.94	16.45%	35.8	(0.44)%	1.25%	0.27%	0.53%	8%

(0.15)	11.89	13.15%	1,270.5	0.64%	1.77%	0.75%	1.67%	26%
(0.15)	10.65	16.92%	1,085.3	0.62%	1.60%	0.75%	1.47%	39%
(0.42)	9.25	16.78%	904.1	0.54%	2.50%	0.72%	2.31%	17%
(0.53)	8.36	(33.99)%	698.3	0.51%	1.87%	0.61%	1.78%	20%
(0.26)	13.23	15.45%	859.2	0.37%	1.52%	0.61%	1.28%	18%
(0.13)	11.72	15.05%	423.0	0.08%	1.60%	0.67%	1.01%	10%

(0.18)	11.96	13.41%	93.3	0.30%	2.11%	0.32%	2.09%	26%
(0.18)	10.72	17.24%	79.5	0.28%	1.94%	0.31%	1.92%	39%
(0.45)	9.31	17.27%	69.0	0.20%	2.85%	0.21%	2.84%	17%
(0.56)	8.41	(33.83)%	56.2	0.18%	2.21%	0.18%	2.21%	20%
(0.30)	13.30	15.85%	68.9	0.09%	1.86%	0.19%	1.76%	18%
(0.14)	11.77	15.43%	40.1	(0.36)%	2.05%	0.23%	1.46%	10%

(0.13)	11.64	10.34%	1,276.6	0.61%	2.33%	0.68%	2.26%	20%
(0.22)	10.67	15.30%	1,118.6	0.60%	2.28%	0.68%	2.21%	30%
(0.32)	9.46	16.91%	923.2	0.53%	3.24%	0.64%	3.12%	19%
(0.58)	8.42	(28.06)%	739.6	0.50%	2.61%	0.55%	2.56%	17%
(0.38)	12.32	12.60%	843.2	0.37%	2.36%	0.56%	2.17%	23%
(0.27)	11.30	13.40%	442.8	0.04%	2.44%	0.61%	1.88%	10%

(0.14)	11.66	10.49%	61.8	0.28%	2.65%	0.30%	2.63%	20%
(0.25)	10.69	15.64%	50.5	0.27%	2.60%	0.29%	2.58%	30%
(0.35)	9.48	17.38%	38.5	0.20%	3.55%	0.21%	3.54%	19%
(0.61)	8.43	(27.87)%	28.4	0.18%	2.92%	0.18%	2.92%	17%
(0.40)	12.34	12.84%	27.9	0.11%	2.66%	0.20%	2.57%	23%
(0.31)	11.32	13.83%	17.1	(0.33)%	2.82%	0.24%	2.25%	10%

(b) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

** Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
MODERATELY CONSERVATIVE ALLOCATION FUND
Class A Shares
Period Ended 4/29/2011 (unaudited)	$10.73	$0.14	$0.62	$0.76	$(0.14)	$–
Year Ended 10/31/2010	9.78	0.27	0.94	1.21	(0.26)	–
Year Ended 10/31/2009	8.75	0.30	1.03	1.33	(0.30)	–
Year Ended 10/31/2008	11.54	0.34	(2.63)	(2.29)	(0.40)	(0.10)
Year Ended 10/31/2007	10.91	0.36	0.68	1.04	(0.38)	(0.03)
Year Ended 10/31/2006	10.13	0.32	0.77	1.09	(0.31)	–
Institutional Class Shares
Period Ended 4/29/2011 (unaudited)	10.75	0.16	0.61	0.77	(0.15)	–
Year Ended 10/31/2010	9.80	0.29	0.94	1.23	(0.28)	–
Year Ended 10/31/2009	8.77	0.32	1.03	1.35	(0.32)	–
Year Ended 10/31/2008	11.56	0.37	(2.63)	(2.26)	(0.43)	(0.10)
Year Ended 10/31/2007	10.93	0.37	0.69	1.06	(0.40)	(0.03)
Year Ended 10/31/2006	10.14	0.34	0.79	1.13	(0.34)	–
PARTNER SMALL CAP GROWTH FUND
Class A Shares
Period Ended 4/29/2011 (unaudited)	10.81	(0.07)	3.36	3.29	–	–
Year Ended 10/31/2010	8.31	(0.11)	2.61	2.50	–	–
Year Ended 10/31/2009	7.72	(0.04)	0.63	0.59	–	–
Year Ended 10/31/2008	13.93	(0.04)	(5.59)	(5.63)	–	(0.58)
Year Ended 10/31/2007	11.69	(0.06)	2.30	2.24	–	–
Year Ended 10/31/2006	10.28	(0.03)	1.44	1.41	–	–
Institutional Class Shares
Period Ended 4/29/2011 (unaudited)	11.01	(0.05)	3.44	3.39	–	–
Year Ended 10/31/2010	8.42	(0.07)	2.66	2.59	–	–
Year Ended 10/31/2009	7.79	(0.03)	0.66	0.63	–	–
Year Ended 10/31/2008	14.00	(0.01)	(5.62)	(5.63)	–	(0.58)
Year Ended 10/31/2007	11.73	(0.02)	2.31	2.29	(0.02)	–
Year Ended 10/31/2006	10.28	–	1.45	1.45	–	–
PARTNER SMALL CAP VALUE FUND
Class A Shares
Period Ended 4/29/2011 (unaudited)	13.72	0.02	2.81	2.83	(0.09)	–
Year Ended 10/31/2010	11.26	0.02	2.47	2.49	(0.03)	–
Year Ended 10/31/2009	11.02	0.05	0.86	0.91	(0.05)	(0.62)
Year Ended 10/31/2008	16.41	0.09	(4.26)	(4.17)	–	(1.22)
Year Ended 10/31/2007	15.65	0.04	1.45	1.49	(0.02)	(0.71)
Year Ended 10/31/2006	14.06	0.07	2.46	2.53	(0.04)	(0.90)
Institutional Class Shares
Period Ended 4/29/2011 (unaudited)	14.39	0.08	2.93	3.01	(0.16)	–
Year Ended 10/31/2010	11.81	0.09	2.59	2.68	(0.10)	–
Year Ended 10/31/2009	11.53	0.10	0.94	1.04	(0.14)	(0.62)
Year Ended 10/31/2008	17.10	0.12	(4.37)	(4.25)	(0.10)	(1.22)
Year Ended 10/31/2007	16.26	0.13	1.52	1.65	(0.10)	(0.71)
Year Ended 10/31/2006	14.57	0.12	2.60	2.72	(0.13)	(0.90)

(a) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

* All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.14)	$11.35	7.14%	$566.3	0.60%	2.60%	0.69%	2.51%	19%
(0.26)	10.73	12.53%	503.7	0.58%	2.61%	0.69%	2.50%	29%
(0.30)	9.78	15.66%	392.9	0.51%	3.45%	0.64%	3.31%	21%
(0.50)	8.75	(20.53)%	314.7	0.47%	3.15%	0.56%	3.06%	19%
(0.41)	11.54	9.72%	305.5	0.33%	3.16%	0.57%	2.92%	19%
(0.31)	10.91	10.94%	156.9	0.01%	3.19%	0.65%	2.55%	5%

(0.15)	11.37	7.26%	22.3	0.33%	2.88%	0.33%	2.88%	19%
(0.28)	10.75	12.78%	21.7	0.32%	2.87%	0.33%	2.86%	29%
(0.32)	9.80	15.91%	13.8	0.25%	3.72%	0.25%	3.71%	21%
(0.53)	8.77	(20.30)%	11.1	0.22%	3.45%	0.22%	3.45%	19%
(0.43)	11.56	9.91%	9.8	0.12%	3.41%	0.23%	3.31%	19%
(0.34)	10.93	11.35%	6.5	(0.34)%	3.50%	0.30%	2.86%	5%

–	14.10	30.43%	23.7	1.50%	(1.18)%	1.50%	(1.18)%	50%
–	10.81	30.08%	17.3	1.56%	(1.14)%	1.56%	(1.14)%	102%
–	8.31	7.64%	12.8	1.58%	(0.90)%	1.61%	(0.93)%	116%
(0.58)	7.72	(41.96)%	9.6	1.42%	(0.44)%	1.43%	(0.45)%	186%
–	13.93	19.16%	15.5	1.20%	(0.52)%	1.46%	(0.77)%	98%
–	11.69	13.72%	12.0	0.91%	(0.31)%	1.72%	(1.12)%	109%

–	14.40	30.79%	125.5	1.05%	(0.74)%	1.05%	(0.74)%	50%
–	11.01	30.76%	95.9	1.09%	(0.67)%	1.09%	(0.67)%	102%
–	8.42	8.09%	72.7	1.09%	(0.40)%	1.12%	(0.43)%	116%
(0.58)	7.79	(41.74)%	64.7	1.06%	(0.07)%	1.07%	(0.08)%	186%
(0.02)	14.00	19.55%	64.5	0.92%	(0.25)%	1.13%	(0.45)%	98%
–	11.73	14.11%	29.3	0.53%	0.10%	1.35%	(0.71)%	109%

(0.09)	16.46	20.67%	83.0	1.40%	0.32%	1.40%	0.31%	6%
(0.03)	13.72	22.14%	71.7	1.40%	0.14%	1.47%	0.07%	17%
(0.67)	11.26	9.51%	59.0	1.56%	0.55%	1.67%	0.44%	14%
(1.22)	11.02	(26.94)%	54.3	1.35%	0.61%	1.46%	0.49%	35%
(0.73)	16.41	9.77%	82.5	1.25%	0.21%	1.43%	0.03%	34%
(0.94)	15.65	19.08%	79.8	0.95%	0.51%	1.46%	(0.01)%	22%

(0.16)	17.24	21.03%	168.7	0.84%	0.90%	0.84%	0.90%	6%
(0.10)	14.39	22.78%	160.7	0.85%	0.70%	0.85%	0.70%	17%
(0.76)	11.81	10.37%	119.2	0.83%	1.25%	0.87%	1.21%	14%
(1.32)	11.53	(26.46)%	75.4	0.69%	1.27%	0.80%	1.15%	35%
(0.81)	17.10	10.45%	57.7	0.63%	0.79%	0.80%	0.62%	34%
(1.03)	16.26	19.85%	44.9	0.30%	1.06%	0.82%	0.54%	22%

(b) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

** Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
SMALL CAP STOCK FUND
Class A Shares
Period Ended 4/29/2011 (unaudited)	$12.56	$(0.06)	$3.28	$3.22	$–	$–
Year Ended 10/31/2010	10.26	(0.09)	2.39	2.30	–	–
Year Ended 10/31/2009	10.33	–	(0.06)	(0.06)	(0.01)	–
Year Ended 10/31/2008	18.98	0.01	(6.34)	(6.33)	–	(2.32)
Year Ended 10/31/2007	18.48	0.01	2.40	2.41	–	(1.91)
Year Ended 10/31/2006	17.79	(0.05)	2.68	2.63	–	(1.94)
Institutional Class Shares
Period Ended 4/29/2011 (unaudited)	13.99	0.07	3.56	3.63	–	–
Year Ended 10/31/2010	11.35	0.02	2.62	2.64	–	–
Year Ended 10/31/2009	11.43	0.22	(0.20)	0.02	(0.10)	–
Year Ended 10/31/2008	20.62	0.01	(6.88)	(6.87)	–	(2.32)
Year Ended 10/31/2007	19.82	0.08	2.63	2.71	–	(1.91)
Year Ended 10/31/2006	18.85	(0.04)	2.95	2.91	–	(1.94)
MID CAP GROWTH FUND
Class A Shares
Period Ended 4/29/2011 (unaudited)	16.62	(0.03)	3.01	2.98	–	–
Year Ended 10/31/2010	12.92	(0.08)	3.78	3.70	–	–
Year Ended 10/31/2009	10.24	(0.06)	2.74	2.68	–	–
Year Ended 10/31/2008	19.45	(0.03)	(6.95)	(6.98)	–	(2.23)
Year Ended 10/31/2007	16.17	(0.06)	4.50	4.44	–	(1.16)
Year Ended 10/31/2006	14.59	(0.06)	1.64	1.58	–	–
Institutional Class Shares
Period Ended 4/29/2011 (unaudited)	18.53	0.04	3.34	3.38	–	–
Year Ended 10/31/2010	14.31	(0.02)	4.24	4.22	–	–
Year Ended 10/31/2009	11.24	(0.05)	3.12	3.07	–	–
Year Ended 10/31/2008	20.98	(0.08)	(7.43)	(7.51)	–	(2.23)
Year Ended 10/31/2007	17.24	0.06	4.84	4.90	–	(1.16)
Year Ended 10/31/2006	15.44	(0.04)	1.84	1.80	–	–
PARTNER MID CAP VALUE FUND
Class A Shares
Period Ended 4/29/2011 (unaudited)	11.19	0.03	2.01	2.04	(0.04)	–
Year Ended 10/31/2010	8.97	0.06	2.23	2.29	(0.07)	–
Year Ended 10/31/2009	7.89	0.04	1.11	1.15	(0.07)	–
Year Ended 10/31/2008	12.93	0.12	(4.43)	(4.31)	(0.09)	(0.64)
Year Ended 10/31/2007	11.83	0.11	1.23	1.34	(0.17)	(0.07)
Year Ended 10/31/2006	10.13	0.17	1.57	1.74	(0.04)	–
Institutional Class Shares
Period Ended 4/29/2011 (unaudited)	11.23	0.05	2.02	2.07	(0.08)	–
Year Ended 10/31/2010	8.99	0.09	2.24	2.33	(0.09)	–
Year Ended 10/31/2009	7.92	0.09	1.08	1.17	(0.10)	–
Year Ended 10/31/2008	12.97	0.10	(4.40)	(4.30)	(0.11)	(0.64)
Year Ended 10/31/2007	11.87	0.16	1.21	1.37	(0.20)	(0.07)
Year Ended 10/31/2006	10.14	0.17	1.61	1.78	(0.05)	–

(a) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

* All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$–	$15.78	25.64%	$283.2	1.38%	(0.70)%	1.38%	(0.70)%	55%
–	12.56	22.42%	239.1	1.46%	(0.62)%	1.46%	(0.62)%	203%
(0.01)	10.26	(0.54)%	221.2	1.58%	0.03%	1.58%	0.03%	283%
(2.32)	10.33	(37.25)%	241.9	1.32%	0.09%	1.33%	0.07%	245%
(1.91)	18.98	14.32%	448.9	1.27%	0.03%	1.29%	0.01%	112%
(1.94)	18.48	16.04%	457.5	1.27%	(0.28)%	1.29%	(0.30)%	92%

–	17.62	25.95%	71.7	0.76%	(0.07)%	0.76%	(0.07)%	55%
–	13.99	23.26%	68.6	0.78%	0.05%	0.78%	0.05%	203%
(0.10)	11.35	0.27%	58.8	0.77%	0.82%	0.78%	0.82%	283%
(2.32)	11.43	(36.86)%	106.7	0.73%	0.66%	0.74%	0.64%	245%
(1.91)	20.62	14.92%	106.6	0.71%	0.56%	0.73%	0.54%	112%
(1.94)	19.82	16.68%	85.1	0.72%	0.27%	0.74%	0.26%	92%

–	19.60	17.93%	276.5	1.09%	(0.25)%	1.09%	(0.25)%	24%
–	16.62	28.64%	241.7	1.18%	(0.51)%	1.18%	(0.51)%	55%
–	12.92	26.17%	201.0	1.40%	(0.55)%	1.41%	(0.56)%	65%
(2.23)	10.24	(39.95)%	165.0	1.16%	(0.19)%	1.19%	(0.22)%	85%
(1.16)	19.45	29.25%	302.7	1.16%	(0.32)%	1.18%	(0.34)%	84%
–	16.17	10.83%	264.6	1.19%	(0.37)%	1.21%	(0.38)%	156%

–	21.91	18.24%	169.2	0.51%	0.32%	0.51%	0.32%	24%
–	18.53	29.49%	147.6	0.53%	0.15%	0.53%	0.15%	55%
–	14.31	27.31%	90.8	0.54%	0.29%	0.55%	0.28%	65%
(2.23)	11.24	(39.52)%	45.2	0.45%	0.51%	0.48%	0.49%	85%
(1.16)	20.98	30.15%	42.1	0.46%	0.37%	0.48%	0.36%	84%
–	17.24	11.66%	32.3	0.47%	0.34%	0.49%	0.32%	156%

(0.04)	13.19	18.27%	20.4	1.25%	0.44%	1.41%	0.29%	43%
(0.07)	11.19	25.63%	16.6	1.25%	0.60%	1.46%	0.38%	91%
(0.07)	8.97	14.70%	13.3	1.25%	0.80%	1.57%	0.48%	111%
(0.73)	7.89	(35.12)%	7.4	1.25%	1.12%	1.41%	0.96%	100%
(0.24)	12.93	11.45%	12.0	0.95%	0.99%	1.48%	0.46%	96%
(0.04)	11.83	17.19%	7.6	0.31%	1.67%	1.86%	0.12%	43%

(0.08)	13.22	18.46%	114.2	0.90%	0.81%	0.90%	0.81%	43%
(0.09)	11.23	26.07%	104.2	0.93%	0.92%	0.93%	0.92%	91%
(0.10)	8.99	15.02%	81.0	0.95%	1.19%	0.97%	1.18%	111%
(0.75)	7.92	(34.95)%	69.4	0.93%	1.41%	0.95%	1.38%	100%
(0.27)	12.97	11.73%	33.9	0.72%	1.23%	1.06%	0.89%	96%
(0.05)	11.87	17.65%	23.9	(0.14)%	2.08%	1.37%	0.57%	43%

(b) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

** Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
MID CAP STOCK FUND
Class A Shares
Period Ended 4/29/2011 (unaudited)	$13.49	$–	$3.18	$3.18	$–	$–
Year Ended 10/31/2010	10.89	–	2.60	2.60	–	–
Year Ended 10/31/2009	9.05	0.01	1.87	1.88	(0.04)	–
Year Ended 10/31/2008	17.98	0.05	(6.60)	(6.55)	(0.01)	(2.37)
Year Ended 10/31/2007	18.61	0.13	2.40	2.53	(0.02)	(3.14)
Year Ended 10/31/2006	17.85	0.02	2.55	2.57	–	(1.81)
Institutional Class Shares
Period Ended 4/29/2011 (unaudited)	14.53	0.04	3.42	3.46	(0.05)	–
Year Ended 10/31/2010	11.71	0.07	2.79	2.86	(0.04)	–
Year Ended 10/31/2009	9.74	0.07	2.01	2.08	(0.11)	–
Year Ended 10/31/2008	19.14	0.07	(7.02)	(6.95)	(0.08)	(2.37)
Year Ended 10/31/2007	19.60	0.16	2.60	2.76	(0.08)	(3.14)
Year Ended 10/31/2006	18.63	0.04	2.74	2.78	–	(1.81)
PARTNER WORLDWIDE ALLOCATION FUND
Class A Shares
Period Ended 4/29/2011 (unaudited)	8.80	0.07	0.83	0.90	(0.10)	–
Year Ended 10/31/2010	7.70	0.11	1.10	1.21	(0.11)	–
Year Ended 10/31/2009	6.09	0.11	1.61	1.72	(0.11)	–
Year Ended 10/31/2008 (c)	10.00	0.15	(4.06)	(3.91)	–	–
Institutional Class Shares
Period Ended 4/29/2011 (unaudited)	8.83	0.08	0.84	0.92	(0.12)	–
Year Ended 10/31/2010	7.72	0.13	1.11	1.24	(0.13)	–
Year Ended 10/31/2009	6.10	0.08	1.66	1.74	(0.12)	–
Year Ended 10/31/2008 (c)	10.00	0.17	(4.07)	(3.90)	–	–
PARTNER INTERNATIONAL STOCK FUND
Class A Shares
Period Ended 4/29/2011 (unaudited)	9.64	0.10	1.11	1.21	(0.13)	–
Year Ended 10/31/2010	8.84	0.15	0.78	0.93	(0.13)	–
Year Ended 10/31/2009	7.50	0.14	1.37	1.51	(0.17)	–
Year Ended 10/31/2008	15.90	0.20	(7.00)	(6.80)	(0.24)	(1.36)
Year Ended 10/31/2007	12.94	0.24	2.86	3.10	(0.14)	–
Year Ended 10/31/2006	10.57	0.14	2.34	2.48	(0.11)	–
Institutional Class Shares
Period Ended 4/29/2011 (unaudited)	9.85	0.13	1.13	1.26	(0.20)	–
Year Ended 10/31/2010	9.03	0.20	0.82	1.02	(0.20)	–
Year Ended 10/31/2009	7.67	0.18	1.43	1.61	(0.25)	–
Year Ended 10/31/2008	16.21	0.27	(7.13)	(6.86)	(0.32)	(1.36)
Year Ended 10/31/2007	13.19	0.34	2.90	3.24	(0.22)	–
Year Ended 10/31/2006	10.77	0.20	2.40	2.60	(0.18)	–

(a) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Since fund inception, February 29, 2008.

* All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$–	$16.67	23.57%	$666.6	1.20%	(0.03)%	1.20%	(0.03)%	17%
–	13.49	23.88%	571.1	1.25%	0.01%	1.25%	0.01%	69%
(0.04)	10.89	20.85%	517.6	1.35%	0.08%	1.35%	0.08%	56%
(2.38)	9.05	(41.38)%	488.9	1.20%	0.34%	1.21%	0.33%	242%
(3.16)	17.98	15.56%	988.9	1.16%	0.72%	1.17%	0.71%	188%
(1.81)	18.61	15.37%	976.3	1.17%	0.12%	1.18%	0.11%	193%

(0.05)	17.94	23.84%	257.2	0.71%	0.45%	0.71%	0.45%	17%
(0.04)	14.53	24.50%	216.6	0.73%	0.55%	0.73%	0.55%	69%
(0.11)	11.71	21.63%	205.9	0.73%	0.65%	0.73%	0.65%	56%
(2.45)	9.74	(41.07)%	217.4	0.71%	0.79%	0.71%	0.78%	242%
(3.22)	19.14	16.09%	172.1	0.70%	1.08%	0.71%	1.07%	188%
(1.81)	19.60	15.90%	116.4	0.70%	0.57%	0.71%	0.56%	193%

(0.10)	9.60	10.34%	43.8	1.30%	1.72%	1.53%	1.48%	35%
(0.11)	8.80	15.88%	35.3	1.30%	1.61%	1.64%	1.27%	88%
(0.11)	7.70	28.63%	25.5	1.30%	2.03%	1.78%	1.55%	90%
–	6.09	(39.10)%	15.9	1.30%	2.46%	1.66%	2.10%	47%

(0.12)	9.63	10.57%	266.8	1.00%	2.01%	1.09%	1.91%	35%
(0.13)	8.83	16.26%	219.2	0.99%	1.95%	1.19%	1.75%	88%
(0.12)	7.72	29.13%	119.0	0.95%	2.37%	1.34%	1.99%	90%
–	6.10	(39.00)%	47.0	0.96%	2.80%	1.28%	2.48%	47%

(0.13)	10.72	12.64%	181.2	1.39%	1.86%	1.39%	1.86%	41%
(0.13)	9.64	10.58%	174.1	1.44%	1.41%	1.44%	1.41%	98%
(0.17)	8.84	20.60%	181.1	1.54%	1.57%	1.54%	1.56%	81%
(1.60)	7.50	(47.01)%	173.5	1.28%	1.74%	1.29%	1.74%	73%
(0.14)	15.90	24.13%	382.1	1.27%	1.61%	1.28%	1.60%	111%
(0.11)	12.94	23.63%	337.5	1.33%	1.08%	1.34%	1.07%	50%

(0.20)	10.91	12.96%	301.0	0.71%	2.56%	0.71%	2.56%	41%
(0.20)	9.85	11.37%	281.0	0.72%	2.15%	0.72%	2.15%	98%
(0.25)	9.03	21.59%	258.5	0.71%	2.39%	0.72%	2.39%	81%
(1.68)	7.67	(46.66)%	214.2	0.69%	2.42%	0.70%	2.41%	73%
(0.22)	16.21	24.84%	330.6	0.70%	2.33%	0.70%	2.33%	111%
(0.18)	13.19	24.40%	204.2	0.71%	1.74%	0.72%	1.73%	50%

(b) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

** Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
LARGE CAP GROWTH FUND
Class A Shares
Period Ended 4/29/2011 (unaudited)	$4.80	$–	$0.63	$0.63	$–	$–
Year Ended 10/31/2010	4.26	(0.01)	0.56	0.55	(0.01)	–
Year Ended 10/31/2009	3.69	–	0.57	0.57	–	–
Year Ended 10/31/2008	6.52	–	(2.40)	(2.40)	–	(0.43)
Year Ended 10/31/2007	5.31	0.01	1.20	1.21	–	–
Year Ended 10/31/2006	4.90	0.01	0.40	0.41	–	–
Institutional Class Shares
Period Ended 4/29/2011 (unaudited)	5.13	0.01	0.67	0.68	–	–
Year Ended 10/31/2010	4.54	0.01	0.60	0.61	(0.02)	–
Year Ended 10/31/2009	3.94	0.03	0.58	0.61	(0.01)	–
Year Ended 10/31/2008	6.93	0.02	(2.55)	(2.53)	(0.03)	(0.43)
Year Ended 10/31/2007	5.65	0.03	1.29	1.32	(0.04)	–
Year Ended 10/31/2006	5.20	0.04	0.44	0.48	(0.03)	–
LARGE CAP VALUE FUND
Class A Shares
Period Ended 4/29/2011 (unaudited)	12.61	0.09	2.10	2.19	(0.12)	–
Year Ended 10/31/2010	11.55	0.13	1.07	1.20	(0.14)	–
Year Ended 10/31/2009	11.10	0.17	0.52	0.69	(0.24)	–
Year Ended 10/31/2008	17.92	0.27	(6.09)	(5.82)	(0.19)	(0.81)
Year Ended 10/31/2007	16.85	0.22	1.97	2.19	(0.17)	(0.95)
Year Ended 10/31/2006	14.49	0.21	2.53	2.74	(0.17)	(0.21)
Institutional Class Shares
Period Ended 4/29/2011 (unaudited)	12.71	0.11	2.13	2.24	(0.19)	–
Year Ended 10/31/2010	11.64	0.18	1.10	1.28	(0.21)	–
Year Ended 10/31/2009	11.19	0.23	0.54	0.77	(0.32)	–
Year Ended 10/31/2008	18.07	0.30	(6.10)	(5.80)	(0.27)	(0.81)
Year Ended 10/31/2007	16.98	0.28	2.01	2.29	(0.25)	(0.95)
Year Ended 10/31/2006	14.60	0.25	2.59	2.84	(0.25)	(0.21)
LARGE CAP STOCK FUND
Class A Shares
Period Ended 4/29/2011 (unaudited)	20.87	0.07	3.04	3.11	(0.07)	–
Year Ended 10/31/2010	18.87	0.06	2.04	2.10	(0.10)	–
Year Ended 10/31/2009	17.67	0.15	1.31	1.46	(0.26)	–
Year Ended 10/31/2008	31.33	0.24	(10.28)	(10.04)	(0.23)	(3.39)
Year Ended 10/31/2007	28.61	0.33	3.87	4.20	(0.27)	(1.21)
Year Ended 10/31/2006	25.93	0.25	2.88	3.13	(0.17)	(0.28)
Institutional Class Shares
Period Ended 4/29/2011 (unaudited)	21.05	0.12	3.07	3.19	(0.19)	–
Year Ended 10/31/2010	19.02	0.15	2.09	2.24	(0.21)	–
Year Ended 10/31/2009	17.84	0.25	1.31	1.56	(0.38)	–
Year Ended 10/31/2008	31.59	0.35	(10.35)	(10.00)	(0.36)	(3.39)
Year Ended 10/31/2007	28.84	0.42	3.93	4.35	(0.39)	(1.21)
Year Ended 10/31/2006	26.13	0.33	2.95	3.28	(0.29)	(0.28)

(a) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$–	$5.43	13.12%	$133.9	1.20%	(0.09)%	1.57%	(0.46)%	123%
(0.01)	4.80	12.94%	121.3	1.19%	(0.22)%	1.64%	(0.66)%	232%
–	4.26	15.45%	118.7	1.17%	0.17%	1.79%	(0.44)%	221%
(0.43)	3.69	(39.08)%	89.0	1.17%	(0.01)%	1.48%	(0.32)%	188%
–	6.52	22.86%	157.3	1.01%	0.09%	1.48%	(0.39)%	168%
–	5.31	8.46%	134.0	0.76%	0.26%	1.57%	(0.55)%	138%

–	5.81	13.26%	223.4	0.83%	0.28%	0.83%	0.28%	123%
(0.02)	5.13	13.52%	200.0	0.84%	0.13%	0.84%	0.13%	232%
(0.01)	4.54	15.72%	173.6	0.84%	0.56%	0.84%	0.56%	221%
(0.46)	3.94	(38.86)%	216.4	0.80%	0.36%	0.81%	0.35%	188%
(0.04)	6.93	23.45%	418.3	0.60%	0.48%	0.81%	0.26%	168%
(0.03)	5.65	9.21%	204.8	0.03%	0.97%	0.84%	0.16%	138%

(0.12)	14.68	17.41%	196.4	1.06%	1.12%	1.06%	1.12%	35%
(0.14)	12.61	10.45%	176.0	1.10%	0.91%	1.10%	0.91%	115%
(0.24)	11.55	6.54%	179.6	1.17%	1.48%	1.18%	1.48%	105%
(1.00)	11.10	(34.17)%	187.4	1.01%	1.71%	1.02%	1.71%	49%
(1.12)	17.92	13.63%	336.9	0.98%	1.28%	0.99%	1.27%	37%
(0.38)	16.85	19.32%	332.1	1.00%	1.28%	1.02%	1.26%	45%

(0.19)	14.76	17.75%	395.7	0.52%	1.65%	0.52%	1.65%	35%
(0.21)	12.71	11.09%	331.2	0.53%	1.46%	0.53%	1.46%	115%
(0.32)	11.64	7.32%	273.5	0.52%	2.10%	0.52%	2.10%	105%
(1.08)	11.19	(33.88)%	268.9	0.50%	2.21%	0.50%	2.21%	49%
(1.20)	18.07	14.19%	312.9	0.50%	1.73%	0.51%	1.72%	37%
(0.46)	16.98	19.92%	163.9	0.50%	1.72%	0.52%	1.70%	45%

(0.07)	23.91	14.94%	1,666.9	1.11%	0.59%	1.11%	0.59%	68%
(0.10)	20.87	11.16%	1,549.4	1.13%	0.29%	1.13%	0.29%	185%
(0.26)	18.87	8.55%	1,579.3	1.20%	0.82%	1.20%	0.82%	149%
(3.62)	17.67	(35.72)%	1,658.8	1.03%	1.03%	1.04%	1.03%	93%
(1.48)	31.33	15.29%	3,029.0	1.00%	1.09%	1.00%	1.09%	103%
(0.45)	28.61	12.18%	3,107.2	1.00%	0.88%	1.00%	0.88%	67%

(0.19)	24.05	15.20%	199.9	0.61%	1.09%	0.61%	1.09%	68%
(0.21)	21.05	11.80%	176.4	0.61%	0.81%	0.61%	0.81%	185%
(0.38)	19.02	9.15%	174.2	0.62%	1.39%	0.62%	1.39%	149%
(3.75)	17.84	(35.42)%	164.2	0.57%	1.49%	0.57%	1.48%	93%
(1.60)	31.59	15.78%	369.3	0.56%	1.46%	0.56%	1.46%	103%
(0.57)	28.84	12.72%	245.7	0.56%	1.31%	0.56%	1.31%	67%

(b) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

** Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
BALANCED FUND
Class A Shares
Period Ended 4/29/2011 (unaudited)	$11.68	$0.08	$1.53	$1.61	$(0.08)	$–
Year Ended 10/31/2010	10.20	0.15	1.48	1.63	(0.15)	–
Year Ended 10/31/2009	8.91	0.14	1.30	1.44	(0.15)	–
Year Ended 10/31/2008	13.64	0.23	(3.89)	(3.66)	(0.23)	(0.84)
Year Ended 10/31/2007	12.95	0.24	1.29	1.53	(0.22)	(0.62)
Year Ended 10/31/2006	12.18	0.21	1.09	1.30	(0.21)	(0.32)
Institutional Class Shares
Period Ended 4/29/2011 (unaudited)	11.66	0.11	1.52	1.63	(0.10)	–
Year Ended 10/31/2010	10.19	0.20	1.47	1.67	(0.20)	–
Year Ended 10/31/2009	8.90	0.19	1.30	1.49	(0.20)	–
Year Ended 10/31/2008	13.63	0.28	(3.88)	(3.60)	(0.29)	(0.84)
Year Ended 10/31/2007	12.93	0.30	1.30	1.60	(0.28)	(0.62)
Year Ended 10/31/2006	12.17	0.27	1.08	1.35	(0.27)	(0.32)
HIGH YIELD FUND
Class A Shares
Period Ended 4/29/2011 (unaudited)	4.86	0.18	0.11	0.29	(0.18)	–
Year Ended 10/31/2010	4.47	0.37	0.39	0.76	(0.37)	–
Year Ended 10/31/2009	3.59	0.36	0.87	1.23	(0.35)	–
Year Ended 10/31/2008	5.03	0.36	(1.43)	(1.07)	(0.37)	–
Year Ended 10/31/2007	5.08	0.38	(0.05)	0.33	(0.38)	–
Year Ended 10/31/2006	5.03	0.38	0.05	0.43	(0.38)	–
Institutional Class Shares
Period Ended 4/29/2011 (unaudited)	4.86	0.19	0.11	0.30	(0.19)	–
Year Ended 10/31/2010	4.47	0.39	0.38	0.77	(0.38)	–
Year Ended 10/31/2009	3.59	0.38	0.87	1.25	(0.37)	–
Year Ended 10/31/2008	5.04	0.38	(1.44)	(1.06)	(0.39)	–
Year Ended 10/31/2007	5.09	0.40	(0.04)	0.36	(0.41)	–
Year Ended 10/31/2006	5.03	0.41	0.06	0.47	(0.41)	–
MUNICIPAL BOND FUND
Class A Shares
Period Ended 4/29/2011 (unaudited)	11.42	0.23	(0.49)	(0.26)	(0.23)	(0.02)
Year Ended 10/31/2010	11.15	0.47	0.27	0.74	(0.47)	–
Year Ended 10/31/2009	10.37	0.48	0.79	1.27	(0.48)	(0.01)
Year Ended 10/31/2008	11.16	0.48	(0.79)	(0.31)	(0.48)	–
Year Ended 10/31/2007	11.39	0.49	(0.23)	0.26	(0.49)	–
Year Ended 10/31/2006	11.31	0.50	0.08	0.58	(0.50)	–
Institutional Class Shares
Period Ended 4/29/2011 (unaudited)	11.42	0.24	(0.48)	(0.24)	(0.25)	(0.02)
Year Ended 10/31/2010	11.15	0.50	0.27	0.77	(0.50)	–
Year Ended 10/31/2009	10.36	0.51	0.80	1.31	(0.51)	(0.01)
Year Ended 10/31/2008	11.16	0.51	(0.80)	(0.29)	(0.51)	–
Year Ended 10/31/2007	11.39	0.53	(0.23)	0.30	(0.53)	–
Year Ended 10/31/2006	11.31	0.54	0.08	0.62	(0.54)	–
(a) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

* All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.08)	$13.21	13.78%	$160.2	1.13%	1.28%	1.14%	1.28%	107%
(0.15)	11.68	16.04%	148.9	1.17%	1.30%	1.17%	1.30%	219%
(0.15)	10.20	16.42%	144.0	1.23%	1.55%	1.24%	1.54%	264%
(1.07)	8.91	(28.76)%	143.0	1.09%	1.96%	1.11%	1.94%	176%
(0.84)	13.64	12.39%	237.0	1.07%	1.83%	1.09%	1.81%	176%
(0.53)	12.95	10.97%	251.6	1.07%	1.67%	1.09%	1.65%	215%

(0.10)	13.19	14.07%	60.1	0.65%	1.76%	0.66%	1.76%	107%
(0.20)	11.66	16.55%	56.6	0.67%	1.80%	0.67%	1.80%	219%
(0.20)	10.19	17.12%	54.2	0.66%	2.11%	0.67%	2.10%	264%
(1.13)	8.90	(28.43)%	50.7	0.61%	2.44%	0.63%	2.41%	176%
(0.90)	13.63	13.00%	83.8	0.61%	2.29%	0.63%	2.27%	176%
(0.59)	12.93	11.41%	86.3	0.61%	2.13%	0.63%	2.12%	215%

(0.18)	4.97	6.08%	462.6	0.85%	7.45%	0.85%	7.45%	35%
(0.37)	4.86	17.65%	448.1	0.86%	7.96%	0.86%	7.96%	83%
(0.35)	4.47	36.32%	403.7	0.93%	9.24%	0.93%	9.24%	54%
(0.37)	3.59	(22.70)%	318.8	0.87%	7.81%	0.88%	7.79%	51%
(0.38)	5.03	6.72%	486.2	0.86%	7.50%	0.87%	7.49%	72%

(0.38)	5.08	8.96%	533.7	0.88%	7.62%	0.89%	7.60%	63%
(0.19)	4.97	6.28%	259.4	0.47%	7.83%	0.47%	7.83%	35%
(0.38)	4.86	18.12%	254.6	0.46%	8.36%	0.46%	8.36%	83%
(0.37)	4.47	36.96%	230.9	0.46%	9.57%	0.46%	9.57%	54%
(0.39)	3.59	(22.52)%	129.4	0.44%	8.31%	0.45%	8.30%	51%
(0.41)	5.04	7.16%	62.1	0.44%	7.92%	0.46%	7.90%	72%
(0.41)	5.09	9.63%	82.3	0.45%	8.07%	0.46%	8.06%	63%

(0.25)	10.91	(2.21)%	1,288.1	0.77%	4.30%	0.77%	4.30%	3%
(0.47)	11.42	6.79%	1,384.5	0.76%	4.20%	0.76%	4.20%	9%
(0.49)	11.15	12.48%	1,246.5	0.78%	4.43%	0.78%	4.43%	8%
(0.48)	10.37	(2.92)%	1,104.8	0.78%	4.36%	0.78%	4.36%	9%
(0.49)	11.16	2.39%	1,145.8	0.78%	4.40%	0.78%	4.40%	7%
(0.50)	11.39	5.28%	1,201.2	0.78%	4.46%	0.78%	4.46%	14%

(0.27)	10.91	(2.08)%	88.6	0.50%	4.57%	0.50%	4.57%	3%
(0.50)	11.42	7.08%	95.3	0.50%	4.46%	0.50%	4.46%	9%
(0.52)	11.15	12.90%	86.4	0.50%	4.69%	0.50%	4.69%	8%
(0.51)	10.36	(2.71)%	35.1	0.47%	4.69%	0.47%	4.69%	9%
(0.53)	11.16	2.68%	17.4	0.49%	4.70%	0.49%	4.70%	7%
(0.54)	11.39	5.59%	12.2	0.49%	4.75%	0.49%	4.75%	14%

(b) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

** Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
INCOME FUND
Class A Shares
Period Ended 4/29/2011 (unaudited)	$8.80	$0.20	$0.01	$0.21	$(0.20)	$–
Year Ended 10/31/2010	8.12	0.40	0.68	1.08	(0.40)	–
Year Ended 10/31/2009	6.92	0.40	1.21	1.61	(0.41)	–
Year Ended 10/31/2008	8.50	0.42	(1.57)	(1.15)	(0.43)	–
Year Ended 10/31/2007	8.59	0.43	(0.10)	0.33	(0.42)	–
Year Ended 10/31/2006	8.56	0.41	0.03	0.44	(0.41)	–
Institutional Class Shares
Period Ended 4/29/2011 (unaudited)	8.79	0.21	0.01	0.22	(0.21)	–
Year Ended 10/31/2010	8.12	0.44	0.67	1.11	(0.44)	–
Year Ended 10/31/2009	6.91	0.43	1.22	1.65	(0.44)	–
Year Ended 10/31/2008	8.49	0.45	(1.57)	(1.12)	(0.46)	–
Year Ended 10/31/2007	8.58	0.47	(0.11)	0.36	(0.45)	–
Year Ended 10/31/2006	8.55	0.44	0.03	0.47	(0.44)	–
CORE BOND FUND
Class A Shares
Period Ended 4/29/2011 (unaudited)	10.11	0.19	(0.01)	0.18	(0.19)	–
Year Ended 10/31/2010	9.36	0.39	0.75	1.14	(0.39)	–
Year Ended 10/31/2009	8.36	0.37	1.02	1.39	(0.39)	–
Year Ended 10/31/2008	9.77	0.45	(1.40)	(0.95)	(0.46)	–
Year Ended 10/31/2007	9.90	0.46	(0.15)	0.31	(0.44)	–
Year Ended 10/31/2006	9.89	0.44	0.02	0.46	(0.45)	–
Institutional Class Shares
Period Ended 4/29/2011 (unaudited)	10.11	0.20	–	0.20	(0.21)	–
Year Ended 10/31/2010	9.36	0.43	0.74	1.17	(0.42)	–
Year Ended 10/31/2009	8.36	0.40	1.02	1.42	(0.42)	–
Year Ended 10/31/2008	9.78	0.48	(1.41)	(0.93)	(0.49)	–
Year Ended 10/31/2007	9.91	0.49	(0.13)	0.36	(0.49)	–
Year Ended 10/31/2006	9.90	0.48	0.02	0.50	(0.49)	–
GOVERNMENT BOND FUND
Class A Shares
Period Ended 4/29/2011 (unaudited)	10.56	0.09	(0.25)	(0.16)	(0.09)	(0.09)
Year Ended 10/31/2010(c)	10.00	0.11	0.56	0.67	(0.11)	–
Institutional Class Shares
Period Ended 4/29/2011 (unaudited)	10.57	0.11	(0.26)	(0.15)	(0.11)	(0.09)
Year Ended 10/31/2010(c)	10.00	0.13	0.57	0.70	(0.13)	–

(a) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Since fund inception, February 26, 2010.

* All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**

Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.20)	$8.81	2.38%	$400.3	0.79%	4.56%	0.80%	4.56%	69%
(0.40)	8.80	13.66%	405.1	0.80%	4.81%	0.81%	4.80%	146%
(0.41)	8.12	24.03%	365.9	0.84%	5.53%	0.85%	5.53%	173%
(0.43)	6.92	(14.19)%	326.2	0.80%	5.16%	0.81%	5.15%	160%
(0.42)	8.50	3.90%	433.0	0.80%	5.06%	0.81%	5.05%	236%
(0.41)	8.59	5.25%	470.5	0.81%	4.78%	0.82%	4.76%	303%

(0.21)	8.80	2.58%	388.9	0.39%	4.97%	0.40%	4.96%	69%
(0.44)	8.79	13.99%	370.7	0.39%	5.23%	0.40%	5.22%	146%
(0.44)	8.12	24.76%	383.1	0.39%	5.98%	0.40%	5.97%	173%
(0.46)	6.91	(13.85)%	318.5	0.39%	5.58%	0.40%	5.57%	160%
(0.45)	8.49	4.32%	368.9	0.39%	5.51%	0.40%	5.50%	236%
(0.44)	8.58	5.68%	167.0	0.40%	5.30%	0.41%	5.29%	303%

(0.19)	10.10	1.85%	236.8	0.85%	3.80%	0.96%	3.69%	160%
(0.39)	10.11	12.42%	245.0	0.86%	4.08%	0.97%	3.96%	307%
(0.39)	9.36	17.12%	231.4	0.89%	4.35%	1.01%	4.24%	409%
(0.46)	8.36	(10.13)%	223.5	0.83%	4.77%	0.95%	4.65%	344%
(0.44)	9.77	3.24%	295.1	0.93%	4.62%	0.95%	4.60%	381%
(0.45)	9.90	4.75%	343.1	0.93%	4.44%	0.95%	4.42%	394%

(0.21)	10.10	2.01%	55.5	0.52%	4.13%	0.54%	4.12%	160%
(0.42)	10.11	12.79%	50.1	0.53%	4.42%	0.55%	4.40%	307%
(0.42)	9.36	17.54%	64.0	0.53%	4.71%	0.54%	4.69%	409%
(0.49)	8.36	(9.92)%	65.0	0.50%	5.12%	0.52%	5.10%	344%
(0.49)	9.78	3.68%	83.8	0.51%	5.00%	0.53%	4.98%	381%
(0.49)	9.91	5.20%	49.0	0.51%	4.86%	0.53%	4.85%	394%

(0.18)	10.22	(1.50)%	4.8	0.94%	1.84%	0.98%	1.79%	94%
(0.11)	10.56	6.73%	5.9	0.87%	1.61%	0.87%	1.61%	146%

(0.20)	10.22	(1.44)%	93.6	0.61%	2.17%	0.61%	2.17%	94%
(0.13)	10.57	7.04%	105.6	0.60%	1.94%	0.60%	1.94%	146%

(b) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

** Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
LIMITED MATURITY BOND FUND
Class A Shares
Period Ended 4/29/2011 (unaudited)	$12.58	$0.15	$(0.03)	$0.12	$(0.16)	$–
Year Ended 10/31/2010	12.24	0.38	0.34	0.72	(0.38)	–
Year Ended 10/31/2009	11.40	0.46	0.83	1.29	(0.45)	–
Year Ended 10/31/2008	12.53	0.52	(1.13)	(0.61)	(0.52)	–
Year Ended 10/31/2007	12.58	0.57	(0.06)	0.51	(0.56)	–
Year Ended 10/31/2006	12.58	0.50	–	0.50	(0.50)	–
Institutional Class Shares
Period Ended 4/29/2011 (unaudited)	12.58	0.16	(0.03)	0.13	(0.17)	–
Year Ended 10/31/2010	12.23	0.42	0.34	0.76	(0.41)	–
Year Ended 10/31/2009	11.40	0.50	0.82	1.32	(0.49)	–
Year Ended 10/31/2008	12.53	0.56	(1.13)	(0.57)	(0.56)	–
Year Ended 10/31/2007	12.58	0.61	(0.06)	0.55	(0.60)	–
Year Ended 10/31/2006	12.58	0.56	–	0.56	(0.56)	–
MONEY MARKET FUND
Class A Shares
Period Ended 4/29/2011 (unaudited)	1.00	–	–	–	–	–
Year Ended 10/31/2010	1.00	–	–	–	–	–
Year Ended 10/31/2009	1.00	0.01	–	0.01	(0.01)	–
Year Ended 10/31/2008	1.00	0.03	–	0.03	(0.03)	–
Year Ended 10/31/2007	1.00	0.05	–	0.05	(0.05)	–
Year Ended 10/31/2006	1.00	0.04	–	0.04	(0.04)	–
Institutional Class Shares
Period Ended 4/29/2011 (unaudited)	1.00	–	–	–	–	–
Year Ended 10/31/2010	1.00	–	–	–	–	–
Year Ended 10/31/2009	1.00	0.01	–	0.01	(0.01)	–
Year Ended 10/31/2008	1.00	0.03	–	0.03	(0.03)	–
Year Ended 10/31/2007	1.00	0.05	–	0.05	(0.05)	–
Year Ended 10/31/2006	1.00	0.04	–	0.04	(0.04)	–

(a) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

* All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**

Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.16)	$12.54	0.94%	$320.7	0.62%	2.40%	0.62%	2.40%	61%
(0.38)	12.58	5.97%	272.7	0.64%	3.09%	0.64%	3.09%	131%
(0.45)	12.24	11.62%	128.1	0.73%	3.98%	0.73%	3.98%	164%
(0.52)	11.40	(5.03)%	90.5	0.68%	4.22%	0.70%	4.20%	113%
(0.56)	12.53	4.10%	112.0	0.73%	4.52%	0.74%	4.50%	130%
(0.50)	12.58	4.07%	114.8	0.85%	3.99%	0.86%	3.98%	145%

(0.17)	12.54	1.07%	573.2	0.36%	2.66%	0.36%	2.66%	61%
(0.41)	12.58	6.35%	530.8	0.36%	3.38%	0.37%	3.38%	131%
(0.49)	12.23	11.93%	455.6	0.37%	4.35%	0.38%	4.35%	164%
(0.56)	11.40	(4.71)%	376.9	0.35%	4.56%	0.36%	4.54%	113%
(0.60)	12.53	4.47%	303.7	0.36%	4.91%	0.38%	4.89%	130%
(0.56)	12.58	4.55%	148.3	0.38%	4.58%	0.39%	4.57%	145%

–	1.00	0.00%	626.9	0.30%	0.00%	0.93%	(0.63)%	N/A
–	1.00	0.00%	717.0	0.30%	0.00%	0.88%	(0.57)%	N/A
(0.01)	1.00	0.61%	1,017.3	0.60%	0.63%	0.83%	0.40%	N/A
(0.03)	1.00	3.21%	1,306.0	0.54%	3.14%	0.74%	2.94%	N/A
(0.05)	1.00	4.92%	1,183.9	0.58%	4.83%	0.78%	4.63%	N/A
(0.04)	1.00	4.26%	864.3	0.71%	4.22%	0.89%	4.04%	N/A

–	1.00	0.00%	13.2	0.30%	0.00%	0.56%	(0.26)%	N/A
–	1.00	0.00%	14.5	0.30%	0.00%	0.52%	(0.22)%	N/A
(0.01)	1.00	0.80%	68.4	0.40%	0.93%	0.50%	0.83%	N/A
(0.03)	1.00	3.41%	223.3	0.35%	3.45%	0.45%	3.36%	N/A
(0.05)	1.00	5.16%	425.0	0.36%	5.05%	0.46%	4.95%	N/A
(0.04)	1.00	4.59%	341.1	0.39%	4.51%	0.49%	4.42%	N/A

(b) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

** Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Additional Information

(unaudited)

Proxy Voting

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are attached to the Trust’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by calling 1-800-847-4836. You also may review the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at www.thrivent.com or www.sec.gov.

Quarterly Schedule of Portfolio Holdings

The Trust files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Trust’s Forms N-Q by calling 1-800-847-4836. The Trust’s most recent Form N-Q Schedule of Investments also is at www.thrivent.com or www.sec.gov. You also may review and copy the Forms N-Q for the Trust at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 1-800-SEC-0330.

Board Approval of Investment Advisory Agreement and Subadvisory Agreements

Both the Investment Company Act of 1940 (the “Investment Company Act”) and the terms of the Investment Advisory and Subadvisory Agreements of the Thrivent Mutual Funds (the “Trust”) require that these agreements be approved annually by a majority of the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act (the “Independent Trustees”).

At its meeting on November 17, 2010, the Board of Trustees of the Trust voted unanimously to renew the existing Investment Advisory Agreement between the Trust and Thrivent Asset Management, LLC (the “Adviser”) for each series (each, a “Fund”) of the Trust. The Board also unanimously approved the Subadvisory Agreements for each of the Funds for which there is an investment subadviser (each a “Subadviser”). The Adviser and Subadvisers are referred to, collectively, as the “Advisory Organizations.” In connection with its evaluation of the agreements with the Advisory Organizations, the Board reviewed a broad range of information requested for this purpose and considered a variety of factors, including the following:

1.	The nature, extent and quality of the services provided by the Advisory Organizations;

2.	The performance of the Funds;

3.	The cost of services provided and profit realized by the Adviser;

4.	The extent to which economies of scale may be realized as the Funds grow; and

5.	Whether the breakpoint levels reflect these economies of scale for the benefit of shareholders.

In connection with the renewal process, the Contracts Committee of the Board (consisting of each of the Independent Trustees of the Trust) met on July 22, August 24, October 20 and November 16, 2010 to consider information relevant to the renewal process. The Independent Trustees also retained the services of Management Practice, Inc. (“MPI”) as an independent consultant to assist them in the compilation, organization and evaluation of relevant information. This information included statistical comparisons of the advisory fees, total operating expenses and performance of each of the Funds in comparison to a peer group of comparable investment companies; detailed information prepared by management with respect to the cost of services provided to the Funds and fees charged, including effective advisory fees that take into account breakpoints and fee waivers by the Adviser; profit realized by the Adviser and its affiliates that provide services to the Funds; and information regarding the types of services furnished to the Funds, the personnel providing the services, changes in staff, systems improvements, and plans for further hiring. The Board also received reports from the Adviser’s investment management staff with respect to the performance of the Funds. In addition to its review of the information presented to the Board during the contract renewal process and throughout the year, the Board also considered knowledge gained from discussions with management.

Additional Information

(unaudited)

The Independent Trustees were represented by independent counsel throughout the review process and during executive sessions without management present to consider reapproval of the agreements. The Independent Trustees relied on their own business judgment in determining the weight to be given to each factor considered in evaluating the materials that were presented to them. The Contract Committee’s and Board’s review and conclusions were based on a comprehensive consideration of all information presented to them and not the result of any single controlling factor. The key factors considered and the conclusions reached are described below.

Nature, Extent and Quality of Services

At each of the Board’s regular quarterly meetings, management presented information describing the services furnished to the Funds by the Adviser and, as appropriate, the Subadvisers. During these meetings, management reported on the investment management, portfolio trading and compliance services provided to the Funds under the Advisory and Subadvisory Agreements. During the renewal process, the Board considered the specific services provided under the Advisory Agreement. The Board also considered information relating to the investment experience and qualifications of the Adviser’s portfolio managers and those of the Subadvisers.

The Board received reports at each of its quarterly meetings from the Adviser’s Directors of Equity and Fixed Income Investments, as supplemented by the Adviser’s Chief Investment Officer, who was also present at the meetings. At each quarterly meeting, the Directors of Equity and Fixed Income Investments presented information about each of the Funds. The Board also met on occasion with certain additional portfolio managers. These reports, presentations and meetings gave the Board an opportunity to evaluate the portfolio managers’ abilities and the quality of services they provide to the Funds. Information was also presented to the Board describing the portfolio compliance functions performed by the Adviser and the Adviser’s oversight of the Subadvisers to the Trust. The Independent Trustees also received quarterly reports from the Trust’s Chief Compliance Officer.

The Board considered, in light of the impact of the economic downturn in recent years on the investment advisory industry generally, the adequacy of the Advisory Organizations’ resources used to provide services to the Trust pursuant to the Advisory and Subadvisory Agreements. The Adviser reviewed with the Board the Adviser’s ongoing program to enhance portfolio management capabilities, including recruitment and retention of research analysts and other personnel, and investment in technology systems and applications to improve investment research, trading, portfolio compliance, and investment reporting functions. The Board viewed these actions as a positive factor in reapproving the existing Advisory Agreement as they demonstrated the Adviser’s commitment to provide the Funds with quality service and competitive investment performance. The Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser and Subadvisers supported renewal of the Advisory Agreement and Subadvisory Agreements.

Performance of the Funds

In connection with each of its regular quarterly meetings, the Board received information on the performance of each Fund, including net performance, relative performance rankings within each Fund’s Lipper peer group, and performance as compared to benchmark index returns. At each quarterly Board meeting, the Directors of Equities and Fixed Income Investments reviewed with the Board the economic and market environment, risk management, and style consistency in connection with management of the Funds. The Board considered investment performance for each Fund, to the extent applicable, over the one-, three- and five-year periods. When evaluating investment performance, the Board considered longer-term performance and the trend of performance, and focused particularly upon the three-year performance record.

For the three-year period ended June 30, 2010, the Board noted that 56% of the internally-managed Funds and 50% of the subadvised Funds performed at or above the median of their respective Lipper peer groups. The Board concluded that the performance of each individual Fund was either satisfactory compared to its peer group of funds or that the Adviser had taken appropriate actions in an effort to improve performance.

Advisory Fees and Trust Expenses

The Board reviewed information prepared by MPI comparing each Fund’s advisory fee with the advisory fee of its peer group of funds. The Board considered both the contractual and effective advisory fees for each of the Funds. The Board noted that 76.7% of the Funds, representing 56.5% of total Trust assets, had contractual advisory fees at or below the medians of their peer groups. The Board also considered advisory fees after the voluntary and contractual fee waivers and expense reimbursements provided by the Adviser for several of the Funds, noting that 80.0% of the Funds, representing 66.9% of total Trust assets, had effective advisory fees at or below the medians of their peer groups. The Board viewed favorably the Adviser’s proposal to continue or extend fee waivers for certain Funds and considered the effect of the waivers in lowering the Funds’ expenses.

Additional Information

(unaudited)

On the basis of its review, the Board concluded that the advisory fees charged to the Funds for investment management services were reasonable.

The Board also reviewed information prepared by MPI comparing each Fund’s overall expense ratio with the expense ratio of its peer group of funds. The Board noted that 80.8% of the Funds, representing 76.3% of total Trust assets, had net operating expenses at or below the median of their peer groups.

Cost of Services and Profitability

The Board considered the Adviser’s estimates of its profitability, which included allocations by the Adviser of its costs in providing advisory services to the Funds. The internal audit department of the Adviser conducted a review of such allocations and a department representative reported to the Board his views regarding the reasonableness and consistency of these allocations. The Board considered the profitability of the Adviser both overall and on a Fund-by-Fund basis. The Board also considered the expense reimbursements and waivers in effect. Based on its review of the data prepared by MPI and expense and profit information provided by the Adviser, the Board concluded that the profits earned by the Adviser from the Advisory Agreement were not excessive in light of the nature, extent and quality of services provided to the Funds.

With respect to fees paid to Subadvisers under the Subadvisory Agreements, the Board did not consider profitability information with respect to the Subadvisers, which are not affiliated with the Adviser. The Board considered that those contracts had been negotiated on an arm’s-length basis between the Adviser and each Subadviser, and that each Subadviser’s separate profitability from its relationship with the Funds was not a material factor in determining whether to renew the agreement.

Economies of Scale and Breakpoints

The Board considered information regarding the extent to which economies of scale may be realized as a Fund’s assets increase and whether the fee levels reflect these economies of scale for the benefit of shareholders. The Adviser explained its general goal with respect to the employment of fee waivers, expense reimbursements and breakpoints. The Board considered information provided by the Adviser related to advisory fee rates, breakpoints in the advisory fee rates and fee waivers provided by the Adviser. The Board also considered management’s view that it is difficult to generalize as to whether, or to what extent, economies in the advisory function may be realized as a Fund’s assets increase. The Board noted that expected economies of scale, where they exist, may be shared through the use of fee breakpoints, fee waivers by the Adviser, and/or a lower overall fee rate.

Other Benefits to the Adviser and its Affiliates

The Board considered information regarding potential “fall-out” or ancillary benefits that the Adviser and its affiliates may receive as a result of their relationship with the Trust, both tangible and intangible, such as their ability to leverage investment professionals who manage other funds, reputational benefits in the investment advisory community and the engagement of affiliates as service providers to the Funds. The Board noted that such benefits were difficult to quantify but were consistent with benefits received by other mutual fund advisers.

The Board also considered other potential benefits to the Adviser and its affiliates derived from its relationship with the Trust, including, among other things, research received by the Adviser generated from commission dollars spent on the Funds’ portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the costs relative to the services performed.

Based on the factors discussed above, the Contracts Committee unanimously recommended approval of the Advisory Agreement and the Subadvisory Agreements, and the Board, including all of the Independent Trustees voting separately, approved each of the agreements.

Thrivent Mutual Funds

Supplements to Prospectus dated April 29, 2011

With respect to

Thrivent Partner International Stock Fund

The Board of Trustees of the Thrivent Partner International Stock Fund (the “International Fund”) has approved the merger of the Fund into the Thrivent Partner Worldwide Allocation Fund, pending approval by the International Fund shareholders of record at a special shareholder meeting to be held on or about September 9, 2011. The merger, if approved by the shareholders, would occur on or about September 16, 2011. The International Fund will be closed to new shareholder accounts after the close of business on July 14, 2011.

The date of this Supplement is June 30, 2011

Please include this Supplement with your Class A or Institutional Class Prospectus

Thrivent Mutual Funds

Supplements to Prospectus dated April 29, 2011

With respect to

Thrivent Partner Worldwide Allocation Fund and

Thrivent Partner International Stock Fund

The summary sections of the prospectus for Thrivent Partner Worldwide Allocation Fund and Thrivent Partner International Stock Fund are amended, effective July 1, 2011. The descriptions pertaining to Mercator Asset Management, LP under “Portfolio Manager(s)” are deleted and replaced with the following:

James E. Chaney serves as portfolio manager for the Mercator portion of the Fund. Mr. Chaney is a General Partner of Mercator and has been with Mercator since 2000.

The “Portfolio Management” section of the prospectus is also amended, effective July 1, 2011. The descriptions under Thrivent Partner Worldwide Allocation Fund and Thrivent Partner International Stock Fund pertaining to Mercator Asset Management, LP are deleted and replaced with the following:

Mercator was founded in 1984 and manages international equity funds for institutional clients, including retirement plans, endowments, and foundations. As of December 31, 2010, Mercator managed approximately $7.3 billion in assets. James E. Chaney serves as portfolio manager for the Mercator portion of the Fund. Mr. Chaney is a General Partner of Mercator and has been with Mercator since 2000.

The date of this Supplement is June 30, 2011.

Please include this Supplement with your Prospectus.

PRSRT STD US POSTAGE PAID Thrivent Financial for Lutherans

Choose eDelivery.

By signing below, I request electronic delivery of the following documents regarding my Thrivent Mutual Funds and variable insurance products issued by Thrivent Financial for Lutherans and Thrivent Life Insurance Company (including Thrivent Series Fund, Inc.):

• Prospectus	• Annual and semiannual reports	• Annual privacy notices

I understand and agree to the following:

• I will receive electronic delivery of Thrivent documents designated above.
• I will no longer receive paper copies of these documents in the mail.

•    A link to a printable copy of the annual privacy notice will be sent to me by electronic means at the email I provide. I will continue to receive any daily confirmations and Thrivent Financial health privacy notice and/or Notice of Insurance Information Practices by regular mail.

• I will receive periodic emails directing me to Thrivent Financial’s website where documents will be available.
• I will update Thrivent Financial if my email address changes.
• I have the ability to access the Internet at my own cost and will need Adobe® Reader® to view the documents. (If I don’t have it, I can download Reader® free from www.adobe.com)
• This consent can be used for Thrivent Financial products I currently own or may purchase in the future, until consent is revoked.
• I can request specific documents in paper form free of charge without revoking this consent by calling Thrivent Financial Customer Service at 800-847-4836.

•    My consent will remain in effect until I revoke it. I can revoke this consent or update my information at any time by changing my preference to “U.S. Mail” in the Preference Center at Thrivent.com/gopaperless (requires registration) or by calling 800-847-4836.

Each contract owner requesting eDelivery must complete.

Contract owner 1:		Contract owner 2:
	(Please print first and last name.)		(Please print first and last name.)

Email:	Email:

Signature:	Signature:

Address (If different than above):

City:	State:	ZIP:

No person has been given the authority to give any information or to make any representations other than those contained in these prospectuses. If given or made, such information or representations must not be relied upon as having been authorized. These prospectuses do not constitute an offer to any person in a state where it is unlawful to make such an offer.

Securities offered through Thrivent Investment Management Inc., 625 Fourth Ave. S., Minneapolis, MN 55415-1665, 800-THRIVENT (800-847-4836), a wholly owned subsidiary of Thrivent Financial for Lutherans. Member FINRA. Member SIPC.

23459SAR R6-11

Choose eDelivery.

By signing below, I request electronic delivery of the following documents regarding my Thrivent Mutual Funds and variable insurance products issued by Thrivent Financial for Lutherans and Thrivent Life Insurance Company (including Thrivent Series Fund, Inc.):

• Prospectus	• Annual and semiannual reports	• Annual privacy notices

I understand and agree to the following:

• I will receive electronic delivery of Thrivent documents designated above.
• I will no longer receive paper copies of these documents in the mail.

•   A link to a printable copy of the annual privacy notice will be sent to me by electronic means at the email I provide. I will continue to receive any daily confirmations and Thrivent Financial health privacy notice and/or Notice of Insurance Information Practices by regular mail.

• I will receive periodic emails directing me to Thrivent Financial’s website where documents will be available.
• I will update Thrivent Financial if my email address changes.
• I have the ability to access the Internet at my own cost and will need Adobe® Reader® to view the documents. (If I don’t have it, I can download Reader® free from www.adobe.com)
• This consent can be used for Thrivent Financial products I currently own or may purchase in the future, until consent is revoked.
• I can request specific documents in paper form free of charge without revoking this consent by calling Thrivent Financial Customer Service at 800-847-4836.

•   My consent will remain in effect until I revoke it. I can revoke this consent or update my information at any time by changing my preference to “U.S. Mail” in the Preference Center at Thrivent.com/gopaperless (requires registration) or by calling 800-847-4836.

Each contract owner requesting eDelivery must complete.

Contract owner 1:		Contract owner 2:
	(Please print first and last name.)		(Please print first and last name.)

Email:	Email:

Signature:	Signature:

Address (If different than above):

City:	State:	ZIP:

No person has been given the authority to give any information or to make any representations other than those contained in these prospectuses. If given or made, such information or representations must not be relied upon as having been authorized. These prospectuses do not constitute an offer to any person in a state where it is unlawful to make such an offer.

Securities offered through Thrivent Investment Management Inc., 625 Fourth Ave. S., Minneapolis, MN 55415-1665, 800-THRIVENT (800-847-4836), a wholly owned subsidiary of Thrivent Financial for Lutherans. Member FINRA. Member SIPC.

23459SAR R6-11

[Insert shareholder report]

Item 2. Code of Ethics

Not applicable to semiannual report

Item 3. Audit Committee Financial Expert

Not applicable to semiannual report

Item 4. Principal Accountant Fees and Services

Not applicable to semiannual report

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

(a) Registrant’s Schedule of Investments is included in the report to shareholders filed under Item 1.

(b) Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of trustees.

Item 11. Controls and Procedures

(a)(i) Registrant’s President and Treasurer have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) Registrant’s President and Treasurer are aware of no change in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12. Exhibits

Certifications pursuant to Rules 30a-2(a) and 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 28, 2011	THRIVENT MUTUAL FUNDS

By:
/s/ Russell W. Swansen
Russell W. Swansen President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: June 28, 2011	By:
/s/Russell W. Swansen
Russell W. Swansen President

Date: June 28, 2011	By:
/s/Gerard V. Vaillancourt
Gerard V. Vaillancourt Treasurer